UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-07455

                         Virtus Opportunities Trust

(Exact name of registrant as specified in charter)

101 Munson Street

                         Greenfield, MA  01301-9668

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                                 Hartford, CT  06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 243-1574

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Virtus Bond Fund*

Virtus CA Tax-Exempt Bond Fund*

Virtus Essential Resources Fund

Virtus High Yield Fund*

Virtus Low Volatility Equity Fund*

Virtus Multi-Sector Intermediate Bond Fund

Virtus Senior Floating Rate Fund*

Virtus Wealth Masters Fund*

September 30, 2015 TRUST NAME: VIRTUS OPPORTUNITIES TRUST * Prospectus supplements applicable to these Funds appear at the back of this annual report.

Not FDIC Insured

No Bank Guarantee

May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4

Fund	Fund Summary	Schedule of Investments

Virtus Bond Fund (“Bond Fund”)	6	25
Virtus CA Tax-Exempt Bond Fund (“CA Tax-Exempt Bond Fund”)	8	32
Virtus Essential Resources Fund (“Essential Resources Fund”)	11	34
Virtus High Yield Fund (“High Yield Fund”)	14	36
Virtus Low Volatility Equity Fund (“Low Volatility Equity Fund”)	17	41
Virtus Multi-Sector Intermediate Bond Fund (“Multi-Sector Intermediate Bond Fund”)	19	42
Virtus Senior Floating Rate Fund (“Senior Floating Rate Fund”)	21	51
Virtus Wealth Masters Fund (“Wealth Masters Fund”)	23	57
Statements of Assets and Liabilities		60
Statements of Operations		63
Statements of Changes in Net Assets		66
Financial Highlights		70
Notes to Financial Statements		75
Report of Independent Registered Public Accounting Firm		88
Tax Information Notice		89
Fund Management Tables		90

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the twelve months ended September 30, 2015.

During this period, global equity markets were challenged by falling oil prices, China’s economic slowdown, Greece’s debt crisis, and the growing likelihood of an interest rate hike by the Federal Reserve (the “Fed”). Volatility took its toll on major U.S. equity indices for the twelve months ended September 30, 2015. The large-cap S&P 500® Index and Dow Jones Industrial AverageSM moderately declined 0.61% and 2.11%, respectively, while the technology-heavy NASDAQ Composite Index® gained 4.00%. By comparison, international equities were down even further, with emerging markets hit particularly hard.

Against this backdrop, U.S. Treasuries remained an attractive “safe haven” among global investors. The bellwether 10-year U.S. Treasury yield declined from 2.52% at September 30, 2014 to 2.06% at September 30, 2015. Fixed income assets experienced slight losses in anticipation of the Fed’s stated intention to raise interest rates at the end of 2015. The Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, gained 2.94% for the twelve-month period ended September 30, 2015, while non-investment grade bonds underperformed, with the Barclays U.S. Corporate High Yield Bond Index down 3.43% for the same period.

The strength of the global economy is likely to remain a concern for the markets in the months ahead. Actions by the Fed and other global central banks will be watched with great interest. Following the weak start to the year, the U.S. economy exhibited growth over the second and third quarters of 2015 – including stronger jobs, housing, and consumer spending data – and gives investors reason for optimism. Future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market uncertainty serves as a constant reminder of the importance of portfolio diversification, including exposure to both traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may provide a cushion against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions about your account or require assistance, please visit our website at www.Virtus.com or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2015

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

1

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2015 TO SEPTEMBER 30, 2015

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio	Expenses Paid During Period*
Bond Fund
Actual
Class A	$1,000.00	$988.00	0.85%	$4.24
Class B	1,000.00	984.90	1.60	7.96
Class C	1,000.00	985.00	1.60	7.96
Class I	1,000.00	989.40	0.60	2.99
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.75	0.85	4.32
Class B	1,000.00	1,016.95	1.60	8.12
Class C	1,000.00	1,016.95	1.60	8.12
Class I	1,000.00	1,022.02	0.60	3.05
CA Tax Exempt Bond Fund
Actual
Class A	$1,000.00	$1,009.30	0.85%	$4.28
Class I	1,000.00	1,011.40	0.60	3.03
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.75	0.85	4.32
Class I	1,000.00	1,022.02	0.60	3.05
Essential Resources Fund
Actual
Class A	$1,000.00	$821.20	1.65%	$7.53
Class C	1,000.00	818.20	2.40	10.94
Class I	1,000.00	822.30	1.40	6.40
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.69	1.65	8.38
Class C	1,000.00	1,012.88	2.40	12.18
Class I	1,000.00	1,017.96	1.40	7.11
High Yield Fund
Actual
Class A	$1,000.00	$963.40	1.15%	$5.66
Class B	1,000.00	961.30	1.90	9.34
Class C	1,000.00	959.30	1.90	9.33
Class I	1,000.00	964.60	0.90	4.43
Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.23	1.15	5.84
Class B	1,000.00	1,015.42	1.90	9.65
Class C	1,000.00	1,015.42	1.90	9.65
Class I	1,000.00	1,020.50	0.90	4.57
Low Volatility Equity Fund
Actual
Class A	$1,000.00	$972.80	1.55%	$7.67
Class C	1,000.00	970.00	2.30	11.36
Class I	1,000.00	974.60	1.30	6.44
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.20	1.55	7.87
Class C	1,000.00	1,013.39	2.30	11.68
Class I	1,000.00	1,018.47	1.30	6.60

2

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2015 TO SEPTEMBER 30, 2015

Expense Table
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio	Expenses Paid During Period*
Multi-Sector Intermediate Bond Fund
Actual
Class A	$1,000.00	$974.10	1.11%	$5.49
Class B	1,000.00	970.40	1.88	9.29
Class C	1,000.00	970.70	1.86	9.19
Class I	1,000.00	976.30	0.86	3.77
Class R6	1,000.00	976.80	0.76	2.84
Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.43	1.11	5.63
Class B	1,000.00	1,015.52	1.88	9.54
Class C	1,000.00	1,015.63	1.86	9.44
Class I	1,000.00	1,020.70	0.86	4.37
Class R6	1,000.00	1,021.21	0.76	3.86
Senior Floating Rate Fund
Actual
Class A	$1,000.00	$991.40	1.19%	$5.94
Class C	1,000.00	986.70	1.94	9.66
Class I	1,000.00	992.70	0.94	4.70
Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.03	1.19	6.04
Class C	1,000.00	1,015.22	1.94	9.85
Class I	1,000.00	1,020.30	0.94	4.77
Wealth Masters Fund
Actual
Class A	$1,000.00	$873.40	1.45%	$6.81
Class C	1,000.00	870.30	2.20	10.31
Class I	1,000.00	874.40	1.20	5.64
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.71	1.45	7.36
Class C	1,000.00	1,013.90	2.20	11.17
Class I	1,000.00	1,018.98	1.20	6.09
*	Expenses are equal to the relevant Funds’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

KEY INVESTMENT TERMS

(Unaudited)

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays California Municipal Bond Index

The Barclays California Municipal Bond Index measures long term investment grade, tax-exempt and fixed rate bonds issued in California. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Barclays U.S. Corporate High Yield Bond Index

The Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Barclays U.S. High Yield 2% Issuer Capped Bond Index

The Barclays High-Yield 2% Issuer Capped Bond Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Chicago Board Options Exchange (CBOE) Volatility Index®

The Chicago Board Options Exchange (CBOE) Volatility Index (“VIX® Index”) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX® Index is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

CBOE S&P 500 Buywrite Index

The CBOE S&P 500 Buywrite Index is a passive total return index based on buying an S&P 500® stock index portfolio and “writing” (or selling) the nearterm S&P 500® Index (SPXSM) “covered” call option. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Dow Jones Industrial AverageSM

A price weighted average of 30 blue chip stocks. The index is calculated on total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Exchange-Traded Funds (ETF)

A Fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross Domestic Product (“GDP”)

The market value of all officially recognized final goods and services produced within a country in a given period.

4

KEY INVESTMENT TERMS (Continued)

(Unaudited)

Horizon Kinetics ISE Wealth Index (RCH)

Is a public index published by International Securities Exchange, LLC. The index is composed of companies with wealthy individuals in positions of influence or control who have a substantial amount of their personal wealth invested in the business. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

iShares®

Represents shares of an open-end exchange-traded fund.

NASDAQ Composite Index®

A market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Unlike other market indexes, the NASDAQ composite is not limited to companies that have U.S. headquarters. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges and it is not available for direct investment.

Organization of the Petroleum Exporting Countries (OPEC)

The Organization of the Petroleum Exporting Countries was originally organized in September 1960 with 5 member countries and there are currently 12 member countries. The organization’s objective is to co-ordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

Payment-in-Kind Security (PIK)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 100® Index

The S&P 100® Index, a sub-set of the S&P 500®, measures the performance of large-cap U.S. companies, and comprises 100 major, blue chip companies across multiple industry groups.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P Global Natural Resources Index (net)

The S&P Global Natural Resources Index (net) is a free-float market capitalization index calculated on a total return basis with net dividends reinvested. The index consists of 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy, and metals and mining. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P/LSTA Leveraged Loan Index

The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing (third-party research data on the price movements of senior secured floating rate loans in the secondary loan market) to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges and it is not available for direct investment.

When-issued and Forward Commitments (Delayed Delivery)

Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

5

Bond Fund Fund Summary	Ticker Symbols: Class A: SAVAX Class B: SAVBX Class C: SAVCX Class I: SAVYX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

¢	The Fund is diversified and has an investment objective of high total return from both current income and capital appreciation.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -0.26%, Class B shares returned -0.91%, Class C shares returned -1.00%, and Class I shares returned 0.08%. For the same period, the Barclays U.S. Aggregate Bond Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned 2.94%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	Most spread sectors underperformed U.S. Treasuries during the fiscal year. Plummeting oil prices dominated market volatility and investor concerns in the first half of the fiscal year, especially during the fourth quarter of 2014. Brent crude, the international benchmark for oil prices, fell about 50% between September 2014 (when the price was roughly $93 a barrel) and September 2015, ending the period at roughly $47 a barrel. Brent crude oil hit a 12-month low of roughly $40 a barrel on August 24, 2015.

¢	Globally, concerns over slowing growth in China and the Greek debt crisis weighed on the fixed income markets. A looming U.S. Federal Reserve (“Fed”) rate hike, with negative implications for capital flows and debt financing, added to the turmoil, with some emerging market central banks (unlike the International Monetary Fund and the World Bank) calling for the Fed to raise rates and remove the uncertainty that could prove to be more harmful than the actual impact.

¢	The waiting game for the Fed to raise interest rates from their near-zero level maintained since December 2008 continued through the end of the fiscal year. As of its September 17 meeting, the

Fed decided to leave its benchmark rate unchanged, balancing relatively strong U.S. growth and labor market conditions against a lack of inflation, a strengthening U.S. dollar, and a shaky global economy.

¢	Over the last 12 months, yields increased on the short end of the U.S. Treasury curve and decreased on the intermediate to long end, and the curve flattened overall.

What factors affected the Fund’s performance during its fiscal year?

¢	The underperformance of fixed income spread sectors relative to U.S. Treasuries was the key driver of the Fund’s underperformance relative to the benchmark for the fiscal year.

¢	Among fixed income sectors, the Fund’s allocation to structured finance, specifically asset-backed securities, contributed to performance.

¢	During the fiscal year the Fund’s allocation to corporate high yield and high yield bank loans detracted from performance.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Corporate Bonds and Notes		49%
Financials	22%
Consumer Discretionary	7
Health Care	4
All other Corporate Bonds and Notes	16
Mortgage-Backed Securities		24
U.S. Government Securities		7
Loan Agreements		6
Asset-Backed Securities		5
Preferred Stocks		3
Other (includes short-term investments)		6

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

6

Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	5 years	10 years
Class A Shares at NAV[2]	-0.26%	3.50%	4.75%
Class A Shares at POP[3]	-4.00	2.71	4.35
Class B Shares at NAV[2]	-0.91	2.73	3.97
Class B Shares with CDSC[4]	-4.77	2.73	3.97
Class C Shares at NAV[2] and with CDSC[4]	-1.00	2.74	3.97
Class I Shares at NAV	0.08	3.78	5.03
Barclays U.S. Aggregate Bond Index	2.94	3.10	4.64

Fund Expense Ratios5: A Shares: Gross 1.10%, Net 0.85%; B Shares: Gross 1.85%, Net 1.60%; C Shares: Gross 1.85%, Net 1.60%; I Shares: Gross 0.85%, Net 0.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five-year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by contractual fee waiver in effect through January 31, 2017. For the period of October 1, 2014 through August 31, 2015, the waiver was voluntary. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2005, for Class A, Class B, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

7

CA Tax-Exempt Bond Fund Fund Summary	Ticker Symbols: Class A: CTESX Class I: CTXEX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

¢	The Fund is diversified and has an investment objective of obtaining a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned 3.44% and Class I shares returned 3.71%. For the same period, the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 2.94%, and the Barclays California Municipal Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 3.39%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	The municipal bond market experienced mixed performance over the 12 months ended September 30, 2015, as tax-free interest declined over the early part of this period, only to reverse course in February and April through June. During the period, 2-year and 5-year municipal yields were 19 and 10 basis points higher, respectively, while 10-year and 30-year yields were 14 and 5 basis point lower. The rise in bond yields in the shorter maturity range was due mostly to the market’s expectation that the Federal Open Market Committee, the committee within the U.S. Federal Reserve that sets domestic monetary policy, would raise the target federal funds rate sometime during the year. However, as the market began to discount the Fed lowering rates in 2015, interest rates started to move lower across the entire yield curve.

¢	Municipalities continued to take advantage of generational low interest rates to refinance their higher cost debt. As of the end of the fiscal year, issuance was on pace to exceed $400 billion, a level not seen in quite some time. Additionally, nearly 60% of this municipal bond issuance (compared to the more typical 35%) consisted of the “refunding” of existing debt, causing a dramatic uptick in the overall issuance of municipal bonds. Given that the market’s strong performance in 2014 was due in part to a scarcity of supply, the market softened during the fiscal year as issuance levels increased. At the same time, municipalities remained slow to incur additional debt to fund much needed infrastructure, leaving “new money” issuance mostly in line with levels from 2014.

¢	After experiencing very strong flows into open-end mutual funds for the first seven months of the fiscal year, flows reversed over the next five months as expectations increased that the Fed would increase rates in the fall of 2015. While open-end mutual fund flows generally influence overall demand, near-term performance of the municipal bond market and future demand will likely be predicated by the direction of interest rates. In contrast, the market continues to see increased demand from households and banks through the use of separately managed accounts or direct lending by banks. Despite slowing demand from municipal mutual funds, other demand components have resulted in little pricing impact to the municipal market. According to the Investment Company Institute (ICI), open-end municipal bond mutual funds experienced almost $13 billion of inflows during the 12 months ended September 30, 2015. However, should the trend of net outflows that began in May persist over the balance of the calendar year, municipal bond yields could be pressured higher.

¢	Setting aside recent headline news out of Puerto Rico and Chicago, the general credit picture for the municipal market improved toward the end of the fiscal year. Tax revenue collections continued to grow, with the latest numbers through June 30, 2015, showing year-over-year growth of 4.2%, marking the 18th consecutive quarter of growth. That said, understanding the fundamental strength of each credit is extremely important as the municipal market is no longer characterized as a commodity, following the demise of the AAA-rated bond insurers. In 2009, more than 50% of the bonds in the municipal market were rated AAA, but that number has dropped more recently to only 11%. While tax collections have grown following the recession, municipalities will continue to deal with challenges surrounding underfunded pensions and their ability to enact meaningful reform, growing capital improvement projects required to meet changing federal regulations and industry changes, and variable economic conditions, which makes credit research very critical in this market. Avoiding credit problems is imperative to portfolio performance.

What factors affected the Fund’s performance during its fiscal year?

¢	Relative portfolio performance benefited from exposure to bonds with long maturities, lower-rated investment grade ratings, and having no exposure to bonds issued in Puerto Rico.

¢	Relative portfolio performance was impacted by the exposure to short-term maturities, higher coupons, better quality, and pre-refunded bonds.

¢	Over the past 12 months, the market’s best performers were longer duration, lower coupon, and lower credit quality bonds as interest rates declined beyond five years, and risk premiums narrowed. While still producing positive performance, bonds with shorter maturities, lower duration, and higher credit quality performed relatively weaker.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Geographic Concentration: A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

8

CA Tax-Exempt Bond Fund (Continued)

Municipal Market: Events negatively impacting a municipal security, or the municipal bond market in general, may cause the fund to decrease in value.

State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Tax-Exempt Municipal Bonds		100%
General Revenue	25%
General Obligation	16
Pre-Refunded	15
Development Revenue	9
Water & Sewer Revenue	9
Medical Revenue	8
Transportation Revenue	7
Other	11

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

9

CA Tax-Exempt Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	3.44%	4.64%	4.34%	—		—
Class A Shares at POP[3,4]	0.60	4.06	4.04	—		—
Class I Shares at NAV	3.71	4.89	—	4.62%		9/29/06
Barclays U.S. Aggregate Bond Index	2.94	3.10	4.64	4.74	[5]	—
Barclays California Municipal Bond Index	3.39	4.87	4.90	4.92	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.11%, Net 0.85%; I Shares: Gross 0.86%, Net 0.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid are 1% and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by contractual fee waiver in effect through January 31, 2017. For the period of October 1, 2014 through August 31, 2015, the waiver was voluntary. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2005 for Class A shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

10

Essential Resources Fund Fund Summary	Ticker Symbols: Class A: VERAX Class C: VERCX Class I: VERIX

Portfolio Manager Commentary by Kleinwort Benson Investors International, Ltd.

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal period March 24, 2015 (inception of the Fund) through September 30, 2015, the Fund’s Class A shares at NAV returned -19.60%*, Class C shares returned -19.90%*, and Class I shares returned -19.50%*. For the same period, the S&P 500® Index, a broad-based fixed equity index, returned -7.20%* and the S&P Global Natural Resources Index (net) the Fund’s style-specific benchmark appropriate for comparison returned -24.31%*.

*	Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal period?

¢	During the period from the Fund’s inception date (March 24, 2015) through September 30, 2015, global equity markets in general were volatile and produced negative returns for investors. The key themes dominating investors’ sentiment were concerns about global growth and capital expenditure which weighed on many stocks, in particular those with industrial exposure. There was very much a risk-off approach from investors as they avoided the most cyclical sectors.

¢	Specific issues that caused investors concern included worries about a hard landing in China (i.e., poor GDP, poor manufacturing data, etc.), the Fed agonizing over interest rate rises (thus not sending a sign of confidence in the global economy), the stalemate on the Greek bailout for a time, and currency volatility (especially emerging market currencies).

¢	During the period in question, emerging markets significantly underperformed their developed peers. In addition, a number of relevant sectors for the strategy including energy, materials (commodities, both industrial and soft), and infrastructure performed poorly versus the broader market.

What factors affected the Fund’s performance during its fiscal period?

¢	The Fund outperformed the S&P Global Natural Resources Index (net), the Fund’s style-specific benchmark, during the period due to the high exposure in the Index to energy and industrial commodity stocks. Both of these types of stocks were negatively impacted by the slump in oil prices and weaker commodity prices on the back of investors’ concerns about global growth (with Chinese growth concerns the dominant topic). The Fund had limited to no direct exposure to oil or industrial commodities.

¢	For the period, the Fund’s energy solutions strategy was the worst performing sector versus the S&P Global Natural Resources Index, followed by the agribusiness strategy, with the water strategy the best performer against this index. Within the Fund, the strategies remained broadly equally weighted as of the end of the period (allowing for market movements).

¢	In light of the conditions discussed in the general market commentary, the strategy underperformed the broader based U.S. dollar denominated equity index. Some of the underperformance can be attributed to currency translation from local currencies back into U.S. dollars. The rest of the underperformance versus the broad-based equity index can be attributable at a sub-strategy level:

Water: the exposure to water infrastructure stocks and capital expenditure-dependent industrial water stocks impacted performance versus the broad market index. Infrastructure is an important theme within the water strategy as the increasing need for both the rehabilitation of existing aged infrastructure and investment in new infrastructure to meet the growing needs of an expanding population. We are still confident that that the water strategy represents excellent value versus the broader market, with the underlying water stocks trading at valuation levels not seen for a decade. The portfolio is positioned to benefit from spending in the U.S. non-residential and residential construction sectors, global municipal water infrastructure spending, and technological developments to alleviate water scarcity.

Agribusiness: the portfolio has exposure to soft commodity prices, which due to three years of bumper harvest have fallen. This has impacted farmer incomes and also the companies providing many of the inputs necessary for these farmers to produce. While this year’s weather has been more conducive to lower yields (thus supporting soft commodity prices), the yields will still be above historic averages. Also, the agribusiness strategy has the highest exposure to emerging markets of the three strategies underlying the Fund. Given the weakness of emerging markets (and their currencies), this has negatively impacted the performance of the strategy versus the broader market index. We play the full agribusiness value-chain (farm to fork), and thus in the current market environment we position ourselves downstream towards agribusiness infrastructure and processors.

Energy Solutions: declining oil prices negatively impacted sentiment towards renewable energy holdings, the most overweight sector within the energy solutions strategy. This was despite a robust earnings season which saw many solar companies in particular raise their annual guidance. Leveraged renewable energy stocks also struggled as fears over deteriorating financing conditions weighed across the group. We remain positive on the solar sector given the cost reduction for installation and the ever-shortening payback period for solar projects, China’s planned spend on solar capacity over the next five years, and the short-term impetus to invest in renewable due to the expiration of the federal U.S. investment tax credits for this area in 2016. Within energy solutions, we do not limited ourselves to just the renewable sector (wind, solar, etc.), we also invest in energy efficiency (electric grid efficiency, low energy building, and transportation technology, etc.) and utilities (including yield companies).

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results and there is no guarantee market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

11

Essential Resources Fund (Continued)

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Industrials	33%
Consumer Staples	14
Utilities	14
Materials	12
Information Technology	11
Energy	5
Financials	5
Other (includes short-term investments)	6

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

12

Essential Resources Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	Since Inception		Inception Date
Class A Shares at NAV[2]	-19.60%		3/24/15
Class A Shares at POP[3,4]	-24.22		3/24/15
Class C Shares at NAV[2]	-19.90		3/24/15
Class C Shares with CDSC[4]	-20.70		3/24/15
Class I Shares at NAV[2]	-19.50		3/24/15
S&P 500® Index	-7.20	[5]	—
S&P Global Natural Resources Index (net)	-24.31	[5]	—

Fund Expense Ratios6: A Shares: Gross 2.35%, Net 1.65%; C Shares: Gross 3.10%, Net 2.40%; I Shares: Gross 2.10%, Net 1.40%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective March 23, 2015, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through January 31, 2017. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 24, 2015 (inception date of the Fund) for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

13

High Yield Fund Fund Summary	Ticker Symbols: Class A: PHCHX Class B: PHCCX Class C: PGHCX Class I: PHCIX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

¢	The Fund is diversified and has a primary investment objective of high current income and a secondary objective of capital growth.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -3.39%, Class B shares returned -3.96%, and Class C shares returned -3.93%. Class I shares returned -3.15%. For the same period, the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 2.94%, and the Barclays U.S. High-Yield 2% Issuer Capped Bond Index, the Fund‘s style-specific index appropriate for comparison, returned -3.40%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	The U.S. high yield market, as measured by the Barclays U.S. High-Yield 2% Issuer Capped Bond Index, delivered a -3.40% return for the fiscal year ended September 30, 2015. Volatility crept back into the high yield market along with the market becoming more bifurcated over the year. The watershed event was when OPEC decided in late November 2014 not to cut oil production, and from that point on energy credits behaved completely differently than the rest of the market. Up to that point energy credits traded right on top of the high yield universe based on price/yield/spread, but from that point on issuers traded more on idiosyncratic factors as the underlying commodity plunged more than 50% in price. The energy complex was down more than 21% over the past year with independent (exploration and production) and oil field services industries hit the hardest.

¢	Returns, across the ratings spectrum, displayed further proof that investors were searching for ways to reduce beta and move up in credit quality over the past year. Higher quality outperformed over the year as BB-rated credits led the way by delivering an almost flat return of -0.04%. As you move down in credit quality, the returns worsen: B-rated credits returned -4.08%, CCCs -8.75%, and Distressed -57.00%. Even within each rating tier, returns were diverse, indicating that idiosyncratic risk has risen considerably and credit picking to be imperative to delivering alpha.

¢	Outside of the energy and metals & mining industries, fundamentals remained strong yet there was some slight slippage as top-line revenue growth was anemic. Leverage ticked up slightly, as companies looked to raise capital for M&A transactions or other shareholder-friendly activities like stock buybacks or dividends. That said, leverage ratios were still below levels seen just prior to the onset of the 2008 financial crisis and interest coverage rates remained very strong. From a technical perspective, flows were very directional and volatile over the fiscal year. For the full fiscal year outflows dominated, yet within the year itself there were long periods where strong inflows were the norm. New issuance was very strong up until this past summer when volumes considerably slowed. A more recent trend was for issuers to use new issuance proceeds primarily for M&A transactions, although secondarily we saw more shareholder-friendly actions.

What factors affected the Fund’s performance during its fiscal year?

¢	The weak performance of the high yield sector significantly contributed to the Fund’s negative return for the year. The Fund was overweight the energy space prior to OPEC’s announcement in the fourth quarter of 2014, which was very detrimental to the Fund’s performance. The Fund scaled back its exposure to the energy complex over the fiscal year, helping to mitigate the earlier damage.

¢	Positive contributors to Fund performance during the year were issue selection within high yield, along with some of our conscientious overweights/underweights within certain industries. The Fund benefited from strong issue selection within the gaming, paper, technology, and other industrial industries; these are all industries in which the Fund held overweight positions. The Fund continued its conscious bet to be significantly underweight the metals & mining industry, which added alpha to the portfolio as that industry continued to underperform due to the weak economic data flowing out of China.
¢	Detractors from Fund performance were poor issue selection within the electric utilities, supermarkets, and the energy complex. Portfolio management had negative views on each of these industries, believing there were limited catalysts to lift performance to the upside, and so was underweight all three industries.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

14

High Yield Fund (Continued)

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2015.
Corporate Bonds and Notes		82%
Consumer Discretionary	23%
Health Care	15
Financials	9
Telecommunication Services	8
Energy	8
Industrials	7
Materials	6
All other Corporate Bonds and Notes	6
Loan Agreements		11
Other (includes short-term investments)		7

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

15

High Yield Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	-3.39%	5.41%	4.78%	—		—
Class A Shares at POP[3,4]	-7.01	4.61	4.38	—		—
Class B Shares at NAV[2]	-3.96	4.63	4.02	—		—
Class B Shares with CDSC[4]	-7.62	4.63	4.02	—		—
Class C Shares at NAV[2] and with CDSC[4]	-3.93	4.63	4.03	—		—
Class I Shares at NAV[2]	-3.15	—	—	4.13%		8/8/12
Barclays U.S. Aggregate Bond Index	2.94	3.10	4.64	1.85	[5]	—
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	-3.40	6.14	7.26	3.97	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.31%, Net 1.15% B Shares: Gross 2.06%, Net 1.90% C Shares: Gross 2.06%, Net 1.90% Class I: Gross 1.06% Net 0.90%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five-year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by contractual fee waiver in effect through January 31, 2017. For the period of October 1, 2014 through August 31, 2015, the waiver was voluntary. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2005, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

16

Low Volatility Equity Fund Fund Summary	Ticker Symbols: Class A: VLVAX Class C: VLVCX Class I: VLVIX

Portfolio Manager Commentary by Rampart Investment Management Company, LLC

¢	The Fund is diversified and has an investment objective of capital appreciation with lower volatility than U.S. equity markets over a full market cycle.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -1.88%, Class C shares returned -2.61%, and Class I shares returned -1.57%. For the same period, the CBOE S&P 500 Buywrite Index, a broad-based fixed equity index returned 0.36%, and S&P 500® Index the Fund’s style-specific benchmark appropriate for comparison returned -0.61%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the Markets perform during the Fund’s fiscal year?

¢	During the Fund’s fiscal year, the U.S. equity markets were down slightly. For the majority of the year, the market continued to grind higher but there were a few weeks where it experienced sharp drawdowns. The largest drawdown over the period occurred August 17-25, 2015. During these days the market lost over 11% in value.

¢	Since the Fund compares its performance to the S&P 500® Index, U.S. and global macro risks will affect how both the Fund and its benchmark perform. In December 2014, there were several worrisome factors affecting the markets from political turmoil in Greece and China’s move to tighten lending requirements. Then, throughout 2015 there was constant chatter on the Fed outlook and potential path of raising interest rates and how that will affect a global economy which has had a growing concern of slowing. Finally, as we got midway through August, it appeared as if a large number of potential risks ultimately came to a head. There were currency sell-offs in multiple countries, anxiety over emerging market performance, weak inflation numbers, and the Fed signaled additional uncertainty of its forecast on the U.S. and global economic outlook.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund’s performance was negatively impacted from its allocation to the larger-capitalization stocks in the S&P 500® Index. The equity portion was invested in the S&P 100® Index, which incurred a loss of 1.78% over the fiscal year ended September 30, 2015, while the S&P 500® Index incurred a loss of 0.61%.

¢	One of the strategies the Fund utilizes is selling calls on the S&P 500® Index to generate income. Some or all of this income is then used to purchase a negatively correlated investment, which can rise in value when the S&P 500® Index falls. Over the past 12 months, the Fund’s participation in this strategy was able to help its overall performance by 0.40%.

¢	The primary defensive investment for this Fund is done by purchasing call options on the futures contract of the CBOE Volatility Index® (VIX®). The VIX® options that the Fund purchases are meant to protect the Fund if the market experiences a sudden and violent move down. The Fund bought VIX® options for each month, and of the 12 VIX® option purchases, three of the 12 expiration periods realized gains. These gains created a net gain for the Fund of 2.10%.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results and there is no guarantee market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Call Options: Selling call options may limit a fund’s opportunity to profit from the increase in price of its underlying portfolio. Buying call options risks the loss of the premium paid for those options.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Exchange Traded Funds	99%
Other (includes short-term investments)	1

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

17

Low Volatility Equity Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	-1.88%	6.57%		6/11/13
Class A Shares at POP[3,4]	-7.52	3.86		6/11/13
Class C Shares at NAV[2] and with CDSC[4]	-2.61	5.78		6/11/13
Class I Shares at NAV[2]	-1.57	6.84		6/11/13
CBOE S&P 500 Buywrite Index	0.36	5.91	[5]	—
S&P 500® Index	-0.61	9.72	[5]	—

Fund Expense Ratios6: A Shares: Gross 6.35%, Net 1.55%; C Shares: Gross 7.10%, Net 2.30%; I Shares: Gross 6.10%, Net 1.30%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through January 31, 2017. For the period of October 1, 2014 through August 31, 2015, the waiver was voluntary. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on June 11, 2013 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

18

Multi-Sector Intermediate Bond Fund Fund Summary	Ticker Symbols: Class A: NAMFX Class B: NBMFX Class C: NCMFX Class I: VMFIX Class R6: VMFRX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

¢	The Fund is diversified and has an investment objective of maximizing current income while preserving capital.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -3.41%, Class B shares returned -4.14%, Class C shares returned -4.11%, and Class I shares returned -3.17%. Class R6 shares from November 12, 2014 (inception date) through September 30, 2015, returned -3.31%*. For the fiscal year, the Barclays U.S. Aggregate Bond Index, which is both the Fund’s broad-based and style-specific fixed income index, returned 2.94%.

*	Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	Most spread sectors underperformed U.S. Treasuries during the fiscal year. Plummeting oil prices dominated market volatility and investor concerns in the first half of the fiscal year, especially during the fourth quarter of 2014. Brent crude, the international benchmark for oil prices, fell about 50% between September 2014 (when the price was roughly $93 a barrel) and September 2015, ending the period at roughly $47 a barrel. Brent crude oil hit a 12-month low of roughly $40 a barrel on August 24, 2015.

¢	Globally, concerns over slowing growth in China and the Greek debt crisis weighed on the fixed income markets. A looming U.S. Federal Reserve (“Fed”) rate hike, with negative implications for capital flows and debt financing, added to the turmoil, with some emerging market central banks (unlike the International Monetary Fund and the World Bank) calling for the Fed to raise rates and remove the uncertainty that could prove to be more harmful than the actual impact.
¢	The waiting game for the Fed to raise interest rates from their near-zero level maintained since December 2008 continued through the end of the fiscal year. As of its September 17 meeting, the Fed decided to leave its benchmark rate unchanged, balancing relatively strong U.S. growth and labor market conditions against a lack of inflation, a strengthening U.S. dollar, and a shaky global economy.

¢	Over the last 12 months, yields increased on the short end of the U.S. Treasury curve and decreased on the intermediate to long end, and the curve flattened overall.

What factors affected the Fund’s performance during its fiscal year?

¢	The outperformance of U.S. Treasuries and agency mortgages relative to most fixed income spread sectors was the key driver of the Fund’s underperformance for the fiscal year.

¢	Among fixed income sectors, the Fund’s allocation to structured products – asset-backed securities, commercial mortgage-backed securities, and non-agency residential mortgages – were positive contributors to performance for the fiscal year.

¢	During the fiscal year, the Fund’s allocation to non-U.S. dollar, corporate high yield, and emerging markets debt detracted from performance.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets,

involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Corporate Bonds and Notes		54%
Financials	16%
Energy	9
Consumer Discretionary	8
Industrials	5
All other Corporate Bonds and Notes	16
Mortgage-Backed Securities		16
Loan Agreements		11
Asset-Backed Securities		5
Foreign Government Securities		4
Other (includes short-term investments)		10

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

19

Multi-Sector Intermediate Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	-3.41%	4.30%	5.36%	—		—
Class A Shares at POP[3,4]	-7.03	3.51	4.96	—		—
Class B Shares at NAV[2]	-4.14	3.52	4.57	—		—
Class B Shares with CDSC[4]	-7.79	3.52	4.57	—		—
Class C Shares at NAV[2] and with CDSC[4]	-4.11	3.53	4.59	—		—
Class I Shares at NAV	-3.17	4.60	—	6.33%		10/1/09
Class R6 Shares at NAV	—	—	—	-3.31		11/12/14
Barclays U.S. Aggregate Bond Index	2.94	3.10	4.64	—	[5]	—

Fund Expense Ratios6: A Shares: 1.11%, B Shares: 1.86%, C Shares: 1.86%, I Shares: 0.86%, R6 Shares: 0.79%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five-year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index returned 3.86 for Class I shares and 2.03% for Class R6 shares since the inception date of the respective share class.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2005, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

20

Senior Floating Rate Fund Fund Summary	Ticker Symbols: Class A: PSFRX Class C: PFSRX Class I: PSFIX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

¢	The Fund is diversified and has an investment objective of high total return from both current income and capital appreciation.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned 0.53%, Class C shares returned -0.22%, and Class I shares returned 0.78%. For the same period, the Barclays U.S. Aggregate Bond Index, a fixed income index, returned 2.94%, and the S&P/LSTA Leveraged Loan Index, the Fund’s style-specific benchmark, returned 0.92%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	Bank loans generated positive but modest returns over the past year with a total return of 0.92% according to the S&P/LSTA Leveraged Loan Index, as performance was uneven over the past year on a quarterly basis mainly due to oil and commodity concerns. The loan market posted solid returns in the middle two quarters of the past year on strong technicals. This was due to strong collateralized loan obligation (“CLO”) issuance and limited net supply being partially offset by losses in the first and last quarter of the past year due to energy and commodity-related issues. Bank loans outperformed most other higher beta fixed income sectors (high yield and emerging market debt) due to strong technicals that insulated the asset class from the broader market volatility. This was evident in the much lower return volatility within the asset class over the past year relative to high yield. Bank loans underperformed most higher quality and longer duration fixed income sectors, as rates fell over the past year.

¢	Higher quality loans outperformed over the past year in light of the increased volatility, with BB and single B-rated credit tiers leading the way. The distressed sector and CCC/Split CCC-rated loans underperformed.

¢	Technicals remained solid throughout the year on strong institutional demand and low net new loan issuance, although we have seen some recent weakening in these trends. CLO issuance totaled over $100 billion over the last four quarters and provided a solid bid for higher quality loans. CLO issuance fell in the third quarter of 2015 to the lowest quarterly volume since 2013; however, FY15 issuance remains on track to be the second largest year behind 2014. Retail mutual fund outflows generally ebbed over the past year while remaining negative but manageable in the context of strong CLO demand and limited new supply. The recent uptick in loan outflows due to increased market volatility bears monitoring but could turn when the Fed eventually raises rates and as investors refocus on rate risk.

¢	Despite some pockets of weakness in certain industries including the energy and metals & mining industries, fundamentals in the bank loan market remain strong as defaults, by number of Issuers, increased modestly to 0.77% as of the end of September 2015, from 0.64% at of the end of September 2014. Defaults remained below the long-term average of approximately 2.8%. We would expect defaults to increase over the next year given stress in the energy industry, the more restrictive regulatory environment, and growing lower-rated issuance as the credit cycle ages.

What factors affected the Fund’s performance during its fiscal year?

¢	The positive return of the U.S. leveraged loan market contributed to the Fund’s positive return during the year.

¢	Overall, positive issue selection and industry allocation relative to the Fund’s benchmark benefited performance. Performance was strong in the utility, healthcare, and gaming industries, while performance lagged in the energy, broadcasting, and technology industries.

¢	Overall, a modest overweight to higher quality tiers with an underweight to the lower quality and distressed credit tiers contributed positively to performance relative to the Index. Remaining nearly fully invested also added to performance. The Fund’s out-of-index sector allocation to high yield, which is part of the Fund’s liquidity strategy, negatively contributed to performance as high yield underperformed loans over the past year.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Liquidity: Certain securities may be difficult to sell at a time and price beneficial to the fund.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Loan Agreements		94%
Consumer Discretionary	29%
Health Care	16
Industrials	12
Information Technology	9
Materials	8
Financials	6
All Other Loan Agreements	14
Corporate Bonds and Notes		5
Affiliated Mutual Fund		1

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

21

Senior Floating Rate Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	0.53%	4.10%	4.92%		1/31/08
Class A Shares at POP[3,4]	-2.23	3.53	4.54		1/31/08
Class C Shares at NAV[2] and with CDSC[4]	-0.22	3.32	4.15		1/31/08
Class I Shares at NAV	0.78	4.35	5.17		1/31/08
Barclays U.S. Aggregate Bond Index	2.94	3.10	4.27	[5]	—
S&P/LSTA Leveraged Loan Index	0.92	4.51	5.22	[5]	—

Fund Expense Ratios6: A Shares: 1.18%, C Shares: 1.93%, I Shares: 0.93%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on January 31, 2008 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

22

Wealth Masters Fund Fund Summary	Ticker Symbols: Class A: VWMAX Class C: VWMCX Class I: VWMIX

Portfolio Manager Commentary by Horizon Asset Management, LLC

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -6.74%, Class C shares returned -7.41%, and Class I shares returned -6.53%. For the same period, the S&P 500® Index, a broad-based equity index, and the Fund’s style-specific benchmark, returned -0.61%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	During the 12-month period ended September 30, 2015, the broader equity markets were down slightly, with the S&P 500® Index returning -0.61% during the fiscal year. Markets fell in late 2014, as falling oil prices dominated headlines. The S&P 500® Index then appreciated through the first half of 2015, only to fall again in August 2015. In the latter part of the 12-month period, investors weighed a variety of headwinds facing the markets: oil prices remained low, concerns continued to grow regarding the strength of the Chinese economy, and the U.S. Federal Reserve did not raise interest rates.

¢	Domestic equity mutual funds continued to experience net outflows, while exchange-traded funds (ETFs) continued to gather assets. Given the float-adjusted, market cap-weighted methodology used by most of the major indexes, the lion’s share of flows into ETFs tend to support the stock prices of the largest, most liquid companies. However, in our opinion, the business results of these companies have not necessarily improved. Many of the largest companies have experienced slowing revenue growth, and have been returning capital to investors via share buybacks and dividends rather than reinvesting in their businesses. Over the long term, we believe that this will constrain future growth.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund is designed to track the Horizon Kinetics ISE Wealth Index (the “Wealth Index”). The Wealth Index is composed of publicly-listed companies owned and operated by the wealthiest, most successful investors, business executives, and entrepreneurs in the United States (“owner-operators”). The Fund allows investors to readily leverage the business acumen of the highly-skilled individuals represented in the Wealth Index.

¢	The underperformance of the Fund is attributable, in part, to the continued outflows from actively managed domestic mutual funds and consequent inflows into passively managed ETFs, as noted above. These flows provide a floor valuation to the largest constituents of the largest indexes – the prices of these stocks appear to be driven by demand for the indexed products that hold them as much as by company fundamentals. While some of these companies are also held in the Fund, as a result of the equal-weighted methodology used to construct the Wealth Index, their results do not dominate Fund returns.

¢	At the sector level, stock selection within the consumer discretionary and industrials sectors were the largest detractors from relative returns, while the health care and telecommunications services sectors contributed positively.

¢	At the stock level, the five largest contributors to relative performance (and their owner-operators) were Pharmacyclics, Inc. (Robert Duggan), Cablevision Systems Corp. (Charles Dolan). Halozyme Therapeutics, Inc. (Randal Kirk), Papa John’s International, Inc. (John Schnattner), and AmTrust Financial Services Inc. (Michael Karfunkel). The five largest detractors from relative performance were Halcon Resources Corporation (David Hunt), TimkenSteel Corp. (Ward Timken, Jr.), Ocwen Financial Corp. (William Erbey), W&T Offshore, Inc. (Tracy Krohn), and Wynn Resorts, Limited (Stephen Wynn). It is worth noting that of the top and bottom contributors, only two were also held in the benchmark S&P 500® Index.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based on market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Consumer Discretionary	34%
Financials	19
Information Technology	12
Industrials	10
Energy	6
Consumer Staples	5
Other (includes short-term investments and securities lending collateral)	14

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

23

Wealth Masters Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	-6.74%	10.86%		9/5/12
Class A Shares at POP[3,4]	-12.10	8.74		9/5/12
Class C Shares at NAV[2] and with CDSC[4]	-7.41	10.04		9/5/12
Class I Shares at NAV	-6.53	11.12		9/5/12
S&P 500® Index	-0.61	13.12	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.46%, Net 1.45%; C Shares: Gross 2.21%, Net 2.20%; I Shares: Gross 1.21%, Net 1.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by contractual fee waiver in effect through January 31, 2017. For the period of October 1, 2014 through August 31, 2015, the waiver was voluntary. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

24

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—6.8%
U.S. Treasury Note
1.375%, 4/30/20	$1,990		$1,995
2.000%, 2/15/25	3,065		3,054
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $5,008)			5,049

MUNICIPAL BONDS—1.7%

Georgia—0.4%
Rockdale County Water & Sewerage Authority Revenue Taxable 3.060%, 7/1/24	255		262

Massachusetts—0.3%
Commonwealth of Massachusetts, Series C, Taxable 5.000%, 8/1/25	155		193

Michigan—0.0%
City of Flat Rock Finance Authority, Series A, Taxable 6.750%, 10/1/16	35		36

Texas—1.0%
University of Texas System (The) Series B, Taxable 5.000%, 8/15/25	600		748
TOTAL MUNICIPAL BONDS (Identified Cost $1,241)			1,239

FOREIGN GOVERNMENT SECURITIES—1.2%
Kingdom of Morocco 144A 4.250%, 12/11/22(3)	270		273
Mongolia 144A 5.125%, 12/5/22(3)	200		165
Republic of Chile 5.500%, 8/5/20	84,000	CLP	125
Republic of El Salvador 144A 6.375%, 1/18/27(3)	155		137
Republic of Romania 144A 4.875%, 1/22/24(3)	210		226
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $994)			926

MORTGAGE-BACKED SECURITIES—23.6%

Agency—9.7%
Fannie Mae Pool 3.500%, 8/1/45	715		747
FHLMC
7.000%, 4/1/16	1		1
5.000%, 12/1/35	36		40
4.000%, 2/1/45	574		612
3.500%, 3/1/45	390		407
FNMA
6.500%, 6/1/16	5		5
6.000%, 7/1/17	6		7
5.500%, 9/1/17	12		12

	PAR VALUE	VALUE
Agency—continued
5.000%, 4/1/20	$81	$86
5.000%, 8/1/21	29	30
6.000%, 5/1/29	36	41
6.500%, 5/1/30	1	1
7.000%, 7/1/31	17	19
5.500%, 4/1/36	56	64
5.500%, 9/1/36	213	240
6.000%, 9/1/37	26	30
6.000%, 8/1/38	280	322
6.000%, 8/1/38	15	17
5.000%, 6/1/39	706	790
5.000%, 9/1/39	186	209
5.500%, 9/1/39	357	399
4.500%, 9/1/40	288	320
3.500%, 12/1/42	319	334
3.000%, 3/1/43	532	541
3.000%, 5/1/43	161	164
4.000%, 9/1/44	168	179
3.000%, 8/1/45	607	616
3.500%, 8/1/45	757	791
Freddie Mac Gold Pool 3.000%, 5/1/45	148	150
GNMA 6.500%, 9/15/28	31	35

		7,209

Non-Agency—13.9%
A-10 Securitization LLC
13-1, B 144A 4.120%, 11/15/25(3)	260	261
14-1, A1 144A 1.720%, 4/15/33(3)	232	232
Access Point Financial, Inc. 15-A, A 144A 2.610%, 4/15/20(3)	212	212
American Homes 4 Rent
14-SFR2, C 144A 4.705%, 10/17/36(3)	195	199
15-SFR1, A 144A 3.467%, 4/17/52(3)	223	222
Ameriquest Mortgage Securities, Inc. 03-AR3, M4 4.691%, 10/17/45	125	126
03-AR3, M4 6.04%, 6/25/33(2)	130	126
Aventura Mall Trust 13-AVM, C 144A 3.867%, 12/5/32(2)(3)	205	213
B2R Mortgage Trust 15-1, A1 144A 2.524%, 5/15/48(3)	109	109
Banc of America Funding Trust
04-B, 2A1 2.568%, 11/20/34(2)	101	100
05-1, 1A1 5.500%, 2/25/35	117	119
Banc of America Mortgage Trust 05-3, 1A15 5.500%, 4/25/35	106	108
Bank of America (Merrill Lynch – Countrywide) Asset-Backed Certificates 05-1 AF5A 5.211%, 7/25/35(2)	316	313

	PAR VALUE	VALUE
Non-Agency—continued
Bank of America (Merrill Lynch – Countrywide) Home Loan Mortgage Pass-Through-Trust 04-6, 1A2 2.610%, 5/25/34(2)	$318	$316
Citigroup Commercial Mortgage Trust 07-C6, A4 5.900%, 12/10/49(2)	350	370
CSAIL Commercial Mortgage Trust 15-C2, AS 3.849%, 6/15/57	375	386
Deutsche Bank-UBS Mortgage Trust 11-LC3A, D 144A 5.583%, 8/10/44(2)(3)	180	192
Goldman Sachs Mortgage Securities Trust II 07-GG10, A4 5.989%, 8/10/45(2)	852	899
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	77	79
Jefferies Resecuritization Trust 14-R1, 1A1 144A 4.000%, 12/27/37(3)	94	94
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities, Inc.
06-PWR13, AM 5.582%, 9/11/41(2)	385	397
07- PW15, AM 5.363%, 2/11/44	140	144
JPMorgan Chase (WaMu) Mortgage Pass-Through Certificates 03-S11, 3A5 5.950%, 11/25/33	214	220
JPMorgan Chase Commercial Mortgage Securities Trust
10-CNTR, D 144A 6.390%, 8/5/32(2)(3)	200	226
14-1, 1A1 144A 4.000%, 1/25/44(2)(3)	138	144
06-LDP9, A3 5.336%, 5/15/47(2)	124	128
JPMorgan Chase Mortgage Trust 04-A4, 2A1 2.545%, 9/25/34(2)	257	261
MASTR Specialized Loan Trust 05-3, A2 144A 5.704%, 11/25/35(2)(3)	174	177
Morgan Stanley Bank of America (Merrill Lynch) Trust 15-C22, AS 3.561%, 5/15/48(2)	310	312
Morgan Stanley Capital I Trust
07-T27, A4 5.821%, 6/11/42(2)	560	596
08-T29, A4 6.461%, 1/11/43(2)	577	626
07-IQ14, A4 5.692%, 4/15/49(2)	300	313
07-IQ14, AM 5.865%, 4/15/49(2)	190	197

See Notes to Financial Statements

25

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
Morgan Stanley Capital I, Inc. 15-MS1, AS 4.163%, 5/15/48(2)	$250	$261
Motel 6 Trust 15-MTL6, B 144A 3.298%, 2/5/30(3)	210	212
New Residential Mortgage Loan Trust 14-1A, A 144A 3.750%, 1/25/54(2)(3)	145	150
Residential Asset Securitization Trust 05-A1, A3 5.500%, 4/25/35	178	180
Sequoia Mortgage Trust 14-2, A1 144A 4.000%, 7/25/44(2)(3)	149	154
Vericrest Opportunity Loan Trust
15-NP11, A1 3.625%, 7/25/45	148	148
15-NPL4, A1 144A 3.500%, 2/25/55(2)(3)	206	205
Wells Fargo (Royal Bank of Scotland plc) Commercial Mortgage Trust 11-C5, C 144A 5.822%, 11/15/44(2)(3)	205	226
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust 15-LC20, B 3.719%, 4/15/50	300	291
WinWater Mortgage Loan Trust 14-1, A1 144A 3.992%, 6/20/44(2)(3)	109	113

		10,357
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $17,197)		17,566
ASSET-BACKED SECURITIES—4.8%
AmeriCredit Automobile Receivables Trust 14-1, D 2.540%, 6/8/20	235	237
Avis Budget Rental Car Funding LLC (AESOP) 12-3A, A 144A 2.100%, 3/20/19(3)	375	378
CarMax Auto Owner Trust 15-2, C 2.390%, 3/15/21	235	236
Centre Point Funding LLC 12-2A, 1 144A 2.610%, 8/20/21(3)	277	276
Drug Royalty LP II 14-1, A2 144A 3.484%, 7/15/23(3)	217	220
Exeter Automobile Receivables Trust 13-1A, C 144A 3.520%, 2/15/19(3)	235	239
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	147	148
Orange Lake Timeshare Trust 12-AA, A 144A 3.450%, 3/10/27(3)	64	66

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—continued
Santander Drive Auto Receivables Trust
12-2, D 3.870%, 2/15/18	$500	$509
13-1, D 2.270%, 1/15/19	215	216
Sierra Timeshare Receivables Funding LLC 12-3A, A 144A 1.870%, 8/20/29(3)	127	127
Silverleaf Finance LLC XV 12-D, A 144A 3.000%, 3/17/25(3)	64	64
SoFi Professional Loan Program LLC 15-A, A2 144A 2.420%, 3/25/30(3)	159	159
TAL Advantage V LLC
13-1A A 144A 2.830%, 2/22/38(3)	223	224
14-3A, A 144A 3.270%, 11/21/39(3)	174	177
Tidewater Auto Receivables Trust 12-AA, B 144A 2.430%, 4/15/19(3)	97	97
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(3)	168	174
Westgate Resorts LLC 12-2A, A 144A 3.000%, 1/20/25(3)	49	49
TOTAL ASSET-BACKED SECURITIES (Identified Cost $3,574)		3,596

CORPORATE BONDS AND NOTES—48.8%

Consumer Discretionary—7.3%
Argos Merger Sub, Inc. 144A 7.125%, 3/15/23(3)	135	137
Boyd Gaming Corp.
9.000%, 7/1/20	100	107
6.875%, 5/15/23	75	76
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(5)	100	82
Caesars Growth Properties Holdings LLC (Caesars Growth Properties Finance, Inc.) 9.375%, 5/1/22	70	55
CCO Safari II LLC 144A 4.908%, 7/23/25(3)	80	80
CCO Holdings LLC
5.250%, 3/15/21	75	74
144A 5.125%, 5/1/23(3)	80	74
Cequel Communications Holdings I LLC (Cequel Capital Corp.)
144A 5.125%, 12/15/21(3)	45	40
144A 5.125%, 12/15/21(3)	110	97
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	175	176
Columbus International, Inc. 144A 7.375%, 3/30/21(3)	200	208
Intelsat Jackson Holdings SA 5.500%, 8/1/23	185	153
International Game Technology plc 144A 6.250%, 2/15/22(3)	200	187

	PAR VALUE	VALUE
Consumer Discretionary—continued
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	$107	$111
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	260	278
MDC Holdings, Inc. 5.500%, 1/15/24	180	183
Meritor, Inc. 6.750%, 6/15/21	170	172
MGM Resorts International 6.000%, 3/15/23	85	83
Mohegan Tribal Gaming Authority 9.750%, 9/1/21	75	77
MPG Holdco I, Inc. 7.375%, 10/15/22	145	152
New York University 4.142%, 7/1/48	70	67
Numericable Group SA 144A 6.000%, 5/15/22(3)	200	193
Omega US Sub LLC 144A 8.750%, 7/15/23(3)	155	138
Party City Holdings, Inc. 144A 6.125%, 8/15/23(3)	20	20
Penn National Gaming, Inc. 5.875%, 11/1/21	110	111
Pinnacle Entertainment, Inc. 6.375%, 8/1/21	175	186
Priceline Group, Inc. (The) 3.650%, 3/15/25	195	194
QVC, Inc. 4.375%, 3/15/23	265	258
Scientific Games International, Inc.
6.625%, 5/15/21	160	116
144A 7.000%, 1/1/22(3)	120	119
Signet UK Finance plc 4.700%, 6/15/24	210	212
Station Casinos LLC 7.500%, 3/1/21	230	240
Tempur Sealy International Inc 144A 5.625%, 10/15/23(3)	60	60
Toll Brothers Finance Corp.
4.000%, 12/31/18	40	41
6.750%, 11/1/19	220	251
TRI Pointe Holdings, Inc. 5.875%, 6/15/24	155	153
UPCB Finance IV Ltd. 144A 5.375%, 1/15/25(3)	200	189
Wyndham Worldwide Corp. 5.625%, 3/1/21	235	256

		5,406

Consumer Staples—1.1%
Flowers Foods, Inc. 4.375%, 4/1/22	275	291
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(3)	60	59
Reynolds American, Inc. 3.250%, 11/1/22	295	293
Rite Aid Corp. 144A 6.125%, 4/1/23(3)	40	40
Tops Holding LLC (Tops Markets II Corp.) 144A 8.000%, 6/15/22(3)	155	156

		839

See Notes to Financial Statements

26

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE		VALUE

Energy—2.6%
Antero Resources Corp. 144A 5.625%, 6/1/23(3)	$80		$71
Blue Racer Midstream LLC (Blue Racer Finance Corp.) 144A 6.125%, 11/15/22(3)	45		43
CONSOL Energy, Inc. 5.875%, 4/15/22	105		71
FTS International, Inc. 6.250%, 5/1/22	60		19
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	115		114
Kinder Morgan Energy Partners LP 7.500%, 11/15/40	245		257
MarkWest Energy Partners LP (MarkWest Energy Finance Corp.) 4.875%, 12/1/24	255		235
Newfield Exploration Co. 5.375%, 1/1/26	150		137
NGL Energy Partners LP (NGL Energy Finance Corp.) 5.125%, 7/15/19	155		142
Sabine Pass Liquefaction LLC 6.250%, 3/15/22	140		131
Sunoco LP (Sunoco Finance Corp.) 144A 6.375%, 4/1/23(3)	215		211
Weatherford International Ltd. 4.500%, 4/15/22	310		251
Williams Cos., Inc. (The)
3.700%, 1/15/23	200		155
4.550%, 6/24/24	170		135

			1,972

Financials—20.9%
Air Lease Corp. 2.625%, 9/4/18	70		70
Akbank TAS 144A 7.500%, 2/5/18(3)	375	TRY	108
Allstate Corp. (The) 5.750%, 8/15/53(2)(7)	310		321
Ally Financial, Inc. 4.125%, 3/30/20	105		104
American Campus Communities Operating Partnership Lp 3.350%, 10/1/20	25		25
Apollo Management Holdings LP 144A 4.000%, 5/30/24(3)	190		192
Ares Capital Corp. 3.875%, 1/15/20	95		98
Ares Finance Co., LLC Finance Co., LLC 144A 4.000%, 10/8/24(3)	270		263
Banco de Credito del Peru 144A 6.125%, 4/24/27(2)(3)	240		247
Banco de Credito e Inversiones 144A 4.000%, 2/11/23(3)	275		273
Banco Inbursa SA Institucion de Banca Multiple 144A 4.125%, 6/6/24(3)	160		155

	PAR VALUE	VALUE
Financials—continued
Banco Internacional del Peru SAA 144A 6.625%, 3/19/29(2)(3)	$300	$298
Banco Santander Chile 144A 3.875%, 9/20/22(3)	450	448
Bancolombia S.A. 5.125%, 9/11/22	260	246
Bank of America Corp. 5.625%, 7/1/20	235	265
Bank of Baroda 144A 4.875%, 7/23/19(3)	200	213
Bank of India 144A 3.250%, 4/18/18(3)	265	270
Barclays Bank plc 144A 6.050%, 12/4/17(3)	250	270
Brixmor Operating Partnership LP 3.875%, 8/15/22	55	56
Citizens Financial Group, Inc. 144A 5.500%(2)(3)(6)	160	156
Compass Bank 3.875%, 4/10/25	250	233
Corporate Office Properties LP 3.600%, 5/15/23	265	249
Corrections Corp of America 5.000%, 10/15/22	325	327
CTR Partnership LP (Caretrust Capital Corp.) 5.875%, 6/1/21	130	133
CyrusOne LP (CyrusOne Finance Corp.) 144A 6.375%, 11/15/22(3)	160	163
Developers Diversified Realty Corp.
7.875%, 9/1/20	155	189
3.500%, 1/15/21	130	132
Development Bank of Kazakhstan OJSC 144A 4.125%, 12/10/22(3)	290	248
Digital Realty Trust LP 5.250%, 3/15/21	165	180
Discover Financial Services, Inc. 3.950%, 11/6/24	190	187
Education Realty Operating Partnership LP 4.600%, 12/1/24	205	206
ESH Hospitality, Inc. 144A 5.250%, 5/1/25(3)	155	153
Excel Trust LP 4.625%, 5/15/24	85	84
First Cash Financial Services, Inc. 6.750%, 4/1/21	100	100
Ford Motor Credit Co. LLC 5.750%, 2/1/21	235	264
FS Investment Corp.
4.250%, 1/15/20	165	168
4.750%, 5/15/22	60	59
General Motors Financial Co., Inc.
4.750%, 8/15/17	175	182
3.450%, 4/10/22	30	29
Genworth Holdings, Inc. 4.900%, 8/15/23	205	160
GLP Capital LP (GLP Financing II, Inc.)
4.875%, 11/1/20	155	157
5.375%, 11/1/23	5	5

	PAR VALUE	VALUE
Financials—continued
Goldman Sachs Group, Inc. (The) 5.750%, 1/24/22	$500	$574
Healthcare Realty Trust, Inc.
3.875%, 5/1/25	125	122
4.000%, 6/1/25	200	200
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%,(2)(3)(6)(7)	310	322
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.)
4.875%, 3/15/19	15	15
5.875%, 2/1/22	150	151
ING Groep NV 6.000%(2)(6)(7)	200	197
Intesa San Paolo S.p.A 3.125%, 1/15/16	215	216
iStar Financial, Inc. 5.000%, 7/1/19	90	86
Jefferies Group LLC 6.875%, 4/15/21	85	96
JPMorgan Chase & Co. Series Z, 5.300%,(2)(6)(7)	45	44
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	215	169
Kilroy Realty Lp 4.375%, 10/1/25	190	192
Leucadia National Corp. 5.500%, 10/18/23	150	151
Liberty Mutual Group, Inc. 144A 4.250%, 6/15/23(3)	245	253
Lincoln National Corp. 4.200%, 3/15/22	250	260
Macquarie Bank Ltd. 144A 6.625%, 4/7/21(3)	15	17
Macquarie Group Ltd. 144A 6.250%, 1/14/21(3)	210	239
Morgan Stanley
5.550%, 4/27/17	330	350
4.100%, 5/22/23	155	158
6.375%, 7/24/42	435	538
MPT Operating Partnership LP 5.500%, 5/1/24	90	92
Navient LLC 5.500%, 1/25/23	200	159
Nordea Bank AB 144A 4.250%, 9/21/22(3)	265	271
PKO Finance AB 144A 4.630%, 9/26/22(3)(8)	255	263
Prudential Financial, Inc.
5.875%, 9/15/42(2)	190	201
5.625%, 6/15/43(2)(7)	280	289
Retail Opportunity Investments Partnership LP 4.000%, 12/15/24	155	152
Select Income REIT 4.500%, 2/1/25	190	183
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(2)(3)	160	162
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)	305	293
UBS AG 7.625%, 8/17/22	500	575

See Notes to Financial Statements

27

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
Ventas Realty LP (Ventas Capital Corp.) 3.250%, 8/15/22	$250	$245
Voya Financial, Inc. 5.650%, 5/15/53(2)	280	284
Walter Investment Management Corp. 7.875%, 12/15/21	135	116
WP Carey, Inc. 4.600%, 4/1/24	160	163
York Risk Services Holding Corp. 144A 8.500%, 10/1/22(3)	105	90

		15,574

Health Care—4.4%
AbbVie, Inc. 3.600%, 5/14/25	65	64
Acadia Healthcare Co., Inc. 5.125%, 7/1/22	65	64
144A 5.625%, 2/15/23(3)	10	10
Alere, Inc. 144A 6.375%, 7/1/23(3)	60	61
Capsugel SA PIK Interest Capitalization 144A 7.000%, 5/15/19(2)(3)(10)	35	35
Cardinal Health, Inc.
3.200%, 3/15/23	130	129
3.750%, 9/15/25	165	167
Community Health Systems, Inc. 5.125%, 8/1/21	45	46
Concordia Healthcare Corp. 144A 7.000%, 4/15/23(3)	10	9
Crimson Merger Sub, Inc. 144A 6.625%, 5/15/22(3)	120	103
DaVita Healthcare Partners, Inc. 5.000%, 5/1/25	90	87
Emdeon, Inc. 144A 6.000%, 2/15/21(3)	105	102
Endo Finance LLC (Endo Finco, Inc.) 144A 6.000%, 7/15/23(3)	110	109
Forest Laboratories, Inc. 144A 4.875%, 2/15/21(3)	160	173
Fresenius US Finance II, Inc. 144A 4.500%, 1/15/23(3)	35	35
HCA, Inc.
6.500%, 2/15/20	160	174
5.375%, 2/1/25	80	80
Healthsouth Corp.
144A 5.750%, 11/1/24(3)	15	15
144A 5.750%, 9/15/25(3)	120	117
Hill-Rom Holdings, Inc. 144A 5.750%, 9/1/23(3)	105	106
Hologic, Inc. 144A 5.250%, 7/15/22(3)	10	10
IASIS Healthcare LLC 8.375%, 5/15/19	80	82
Jaguar Holding Co. II (Pharmaceutical Product Development LLC) 144A 6.375%, 8/1/23(3)	95	93

	PAR VALUE	VALUE
Health Care—continued
JLL Delta Dutch Pledgeco BV PIK Interest Capitalization, 8.75% interest, 0.75% capitalization 144A 5/1/20(2)(3)(9)	$85	$86
Mallinckrodt International Finance S.A.
144A 5.750%, 8/1/22(3)	60	58
144A 5.625%, 10/15/23(3)	165	151
144A 5.500%, 4/15/25(3)	5	4
Owens & Minor, Inc. 3.875%, 9/15/21	35	35
Quintiles Transnational Corp. 144A 4.875%, 5/15/23(3)	75	74
Select Medical Corp. 6.375%, 6/1/21	205	201
Sterigenics-Nordion Holdings LLC 144A 6.500%, 5/15/23(3)	55	55
Surgical Care Affiliates, Inc. 144A 6.000%, 4/1/23(3)	160	159
Tenet Healthcare Corp.
144A 3.837%, 6/15/20(2)(3)	75	75
4.500%, 4/1/21	160	158
8.125%, 4/1/22	115	123
Valeant Pharmaceuticals International, Inc.
144A 6.750%, 8/15/18(3)	140	143
144A 7.500%, 7/15/21(3)	25	26
144A 5.500%, 3/1/23(3)	50	47

		3,266

Industrials—3.5%
ADT Corp. (The) 6.250%, 10/15/21	260	269
Ahern Rentals, Inc. 144A 7.375%, 5/15/23(3)	150	131
Air Canada Pass-Through-Trust, 13-1, B 144A 5.375%, 5/15/21(3)	89	92
Bombardier, Inc. 144A 4.750%, 4/15/19(3)	110	89
Carpenter Technology Corp. 4.450%, 3/1/23	250	245
Continental Airlines Pass-Through-Trust
99-1, A 6.545%, 2/2/19	342	368
00-1, A1 8.048%, 11/1/20	297	335
Delta Air Lines Pass-Through-Trust 12-1, A 4.750%, 5/7/20	287	303
Masco Corp.
5.950%, 3/15/22	180	196
4.450%, 4/1/25	55	56
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	171	178
Penske Truck Leasing Co. LP 144A 3.375%, 2/1/22(3)	75	73
TransDigm, Inc.
6.000%, 7/15/22	115	108
144A 6.500%, 5/15/25(3)	45	42

	PAR VALUE	VALUE
Industrials—continued
United Rentals North America, Inc. 5.500%, 7/15/25	$155	$146

		2,631

Information Technology—2.1%
Dun & Bradstreet Corp. (The) 4.375%, 12/1/22	270	267
First Data Corp. 11.750%, 8/15/21	338	376
Flextronics International Ltd. 144A 4.750%, 6/15/25(3)	200	194
Hewlett Packard Enterprise Co.
144A 4.400%, 10/15/22(3)	55	55
144A 4.900%, 10/15/25(3)	55	55
KLA-Tencor Corp. 4.650%, 11/1/24	190	190
McGraw Hill Financial, Inc. 144A 4.000%, 6/15/25(3)	195	194
Riverbed Technology, Inc. 144A 8.875%, 3/1/23(3)	70	64
Verisk Analytics, Inc. 4.000%, 6/15/25	190	187

		1,582

Materials—3.1%
Alpek SA de C.V. 144A 5.375%, 8/8/23(3)	310	319
ArcelorMittal 6.125%, 6/1/25	155	126
Berry Plastics Corp. 5.125%, 7/15/23	145	137
Braskem America Finance Co. RegS 7.125%, 7/22/41(4)	210	147
Cemex SAB de CV 144A 7.250%, 1/15/21(3)	265	265
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	95	84
Fibria Overseas Finance Ltd. 5.250%, 5/12/24	150	145
Fortescue Metals Group (FMG) Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(3)	25	23
Hexion U.S. Finance Corp. 6.625%, 4/15/20	130	111
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	375	367
Methanex Corp. 4.250%, 12/1/24	190	183
NewMarket Corp. 4.100%, 12/15/22	288	295
Owens-Brockway Glass Container, Inc. 144A 5.875%, 8/15/23(3)	10	10
United States Steel Corp. 6.875%, 4/1/21	110	84

		2,296

Telecommunication Services—1.8%
AT&T, Inc. 3.875%, 8/15/21	425	442

See Notes to Financial Statements

28

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Telecommunication Services—continued
Empresa Nacional de Telecomunicaciones S.A. 144A 4.875%, 10/30/24(3)	$215	$214
Frontier Communications Corp.
6.250%, 9/15/21	100	84
144A 10.500%, 9/15/22(3)	25	24
Level 3 Financing, Inc. 7.000%, 6/1/20	160	166
Telefonica Emisiones SAU 4.570%, 4/27/23	225	235
Windstream Corp. 7.750%, 10/15/20	200	171

		1,336

Utilities—2.0%
AmeriGas Partners LP 7.000%, 5/20/22	140	144
Calpine Corp. 5.375%, 1/15/23	121	113
Electricite de France SA 144A 5.250%,(2)(3)(6)(7)	280	269
FirstEnergy Transmission LLC 144A 4.350%, 1/15/25(3)	210	215
Israel Electric Corp. Ltd. 144A 5.625%, 6/21/18(3)	250	267
NRG Yield Operating LLC 5.375%, 8/15/24	60	53
State Grid Overseas Investment Ltd. 144A 4.125%, 5/7/24(3)	200	211
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)	90	82
TerraForm Power Operating LLC 144A
5.875%, 2/1/23(3)	145	129

		1,483
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $37,131)		36,385

CONVERTIBLE BOND—0.5%
General Electric Capital Corp. Series A 7.125%, 12/15/49(2)	290	335
TOTAL CONVERTIBLE BOND (Identified Cost $290)		335

LOAN AGREEMENTS(2)—6.1%

Consumer Discretionary—1.7%
Brickman Group Ltd. LLC (The) Second Lien, 7.500%, 12/17/21	78	76
Caesars Entertainment Operating Co., Inc. Tranche B-7, 11.500%, 1/28/18	50	45
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	60	53
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	75	71

	PAR VALUE	VALUE
Consumer Discretionary—continued
Cirque Du Soleil 5.000%, 7/8/22	$40	$40
El Dorado Resorts, Inc. 4.250%, 7/25/22	35	35
Laureate Education, Inc. 2018 Extended, 5.000%, 6/15/18	80	67
Life Time Fitness, Inc. 4.250%, 6/10/22	95	95
Marina District Finance Co., Inc. 6.500%, 8/15/18	76	77
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	211	212
PetSmart, Inc. Tranche B-1 4.250%, 3/11/22	21	21
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	96	96
Staples, Inc. First Lien, 0.000%, 4/23/21(11)	148	147
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	145	136
U.S. Farathane Corp. 6.750%, 12/23/21	77	77

		1,248

Consumer Staples—0.5%
Albertson’s LLC Tranche B-4, 5.500%, 8/25/21	112	112
Hostess Brands LLC Tranche B Second Lien, 8.500%, 8/3/23	150	151
Rite Aid Corp.
Tranche 1 5.750%, 8/21/20	14	14
Tranche 2, Second Lien, 4.875%, 6/21/21	80	80

		357

Energy—0.6%
Arch Coal, Inc. 6.250%, 5/16/18	158	90
Chelsea Petroleum I LLC 0.000%, 7/22/22(11)	95	94
Chief Exploration & Development LLC Second Lien, 7.500%, 5/16/21	117	97
Drillships Ocean Ventures, Inc. 5.500%, 7/25/21	99	67
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	94	76

		424

Financials—0.1%
Capital Automotive LP Second Lien, 6.000%, 4/30/20	71	72

Health Care—1.1%
AMAG Pharmaceuticals, Inc. 4.750%, 8/17/21	26	26

	PAR VALUE	VALUE
Health Care—continued
Amneal Pharmaceuticals LLC Tranche B, 5.750%, 11/1/19	$57	$57
Ardent Legacy Acquisitions, Inc. 6.500%, 8/4/21	80	80
Concentra, Inc. First Lien, Tranche B 5.250%, 6/1/22	9	9
InVentiv Health, Inc. Tranche B-4, 7.750%, 5/15/18	110	110
MMM Holdings, Inc. 9.750%, 12/12/17(13)	52	39
MSO of Puerto Rico, Inc. 9.750%, 12/12/17(13)	37	29
NVA Holdings, Inc. Second Lien 8.000%, 8/14/22	74	73
Regional Care, Inc. (RCHP, Inc.) First Lien, 5.250%, 4/23/19	134	133
Schumacher Group 0.000%, 7/31/22(11)	80	80
Surgery Center Holdings, Inc.
First Lien, 5.250%, 11/3/20	100	101
Second Lien, 8.500%, 11/3/21	63	64

		801

Industrials—0.5%
Landmark U.S. Member LLC (Landmark U.S. Corp Acquisition, Inc.) Second Lien 8.250%, 1/25/21	120	120
Navistar, Inc. 6.500%, 8/7/20	149	146
Sedgwick Claims Management Services, Inc. Second Lien, 6.750%, 2/28/22	120	114

		380

Information Technology—1.1%
Allflex Holdings III, Inc. Second Lien, 8.000%, 7/19/21	109	108
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	81	81
Deltek, Inc.
First Lien 5.000%, 6/25/22	5	5
Second Lien 9.500%, 6/26/23	51	51
Epicor Software Corp. Tranche B, 4.750%, 6/1/22	58	57
First Data Corp. 3.946%, 7/8/22	35	35
Infinity Acquisition Ltd. 4.000%, 8/6/21	76	75

See Notes to Financial Statements

29

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE		VALUE
Information Technology—continued
Kronos Acquisition Intermediate, Inc. (KIK Custom Products, Inc.) Second Lien, 9.750%, 4/30/20	$195		$199
Mitchell International, Inc. Second Lien, 8.500%, 10/11/21	108		108
Riverbed Technologies, Inc. 6.000%, 4/25/22	68		68
SS&C Technologies, Inc.
Tranche B-1, 4.000%, 7/8/22	48		48
Tranche B-2, 4.000%, 7/8/22	8		7

			842

Materials—0.2%
CPI Acquisition, Inc. First Lien, 6.750%, 8/17/22	75		75
Houghton International, Inc. Holding Corp. Second Lien, 9.750%, 12/21/20	110		109
INEOS U.S. Finance LLC 2022 Dollar 4.250%, 3/31/22	9		9

			193

Utilities—0.3%
Atlantic Power LP 4.750%, 2/24/21	31		30
NRG Energy, Inc. 2.750%, 7/1/18	199		196

			226
TOTAL LOAN AGREEMENTS (Identified Cost $4,745)			4,543

	SHARES
PREFERRED STOCKS—3.2%

Energy—0.3%
PTT Exploration & Production PCL 144A, 4.875%(2)(3)	200	(12)	193

Financials—2.9%
Bank of New York Mellon Corp. (The) Series E, 4.950%(2)	150	(12)	148
Citigroup, Inc. Series J, 7.125%	8,000		215
Citigroup, Inc. Series N, 5.800%(2)	155	(12)	153
General Electric Capital Corp. Series C, 5.25%(2)	300	(12)	309
Goldman Sachs Group, Inc. (The) Series L, 5.700%(2)	115	(12)	115
JPMorgan Chase & Co. Series V, 5.000%(2)	315	(12)	306

	SHARES		VALUE
Financials—continued
PNC Financial Services Group, Inc. (The) Series R, 4.850%(2)	215	(12)	$201
SunTrust Bank, Inc. 5.625%(2)(7)	45	(12)	45
Wells Fargo & Co. Series K, 7.980%(2)	230	(12)	243
XLIT Ltd. Group plc 6.500%(2)	240	(12)	190
Zions Bancorp 6.950%(2)	8,800		247

			2,172
TOTAL PREFERRED STOCKS (Identified Cost $2,419)			2,365

AFFILIATED MUTUAL FUND—1.5%
Virtus Credit Opportunities Fund(15)	116,984		1,143
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $1,170)			1,143
TOTAL LONG TERM INVESTMENTS—98.2%
(Identified Cost $73,769)			73,147	(14)

SHORT-TERM INVESTMENT—1.4%

Money Market Mutual Fund—1.4%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	1,061,676		1,062
TOTAL SHORT-TERM INVESTMENT (Identified Cost $1,062)			1,062
TOTAL INVESTMENTS—99.6% (Identified Cost $74,831)			74,209	(1)
Other assets and liabilities, net—0.4%			290

NET ASSETS—100.0%			$74,499

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
GNMA	Government National Mortgage Association (“Ginnie Mae”)
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2015.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $19,993 or 26.8% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	Security in default.
(6)	No contractual maturity date.
(7)	Interest payments may be deferred.
(8)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(9)	92.1% of the income received was in cash and 7.9% in PIK.
(10)	100% of the income received was in cash.
(11)	This loan will settle after September 30, 2015, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(12)	Value shown as par value.
(13)	Illiquid security.
(14)	All or a portion of the Fund’s assets have been segregated for delayed delivery security.
(15)	This fund is a public fund and the prospectus and annual report are publicly available.

Foreign Currencies:

CLP	Chilean Peso
TRY	Turkish Lira

Country Weightings (Unaudited)†
United States	84%
Chile	2
Canada	1
Mexico	1
Peru	1
Switzerland	1
United Kingdom	1
Other	9
Total	100%
† % of total investments as of September 30, 2015

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

30

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Asset-Backed Securities	$3,596	$—	$3,596
Convertible Bond	335	—	335
Corporate Bonds And Notes	36,385	—	36,385
Foreign Government Securities	926	—	926
Loan Agreements	4,543	—	4,543
Mortgage-Backed Securities	17,566	—	17,566
Municipal Bonds	1,239	—	1,239
U.S. Government Securities	5,049	—	5,049
Equity Securities:
Affiliated Mutual Fund	1,143	1,143	—
Preferred Stocks	2,365	215	2,150
Short-Term Investment	1,062	1,062	—

Total Investments	$74,209	$2,420	$71,789

Securities held by the Fund with an end of period value of $247 were transferred from Level 1 to Level 2 since an exchange price was no longer available.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

Corporate Bonds And Notes
Investments in Securities
Balance as of September 30, 2014:	$5
Accrued discount/(premium)	—	(c)
Realized gain (loss)	—	(c)
Change in unrealized appreciation (depreciation)	—	(c)
Purchases	—
Sales(b)	(5)
Transfers into Level 3(a)	—
Transfers from Level 3(a)	—

Balance as of September 30, 2015	$—

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2015, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Amount is less than $500.

See Notes to Financial Statements

31

VIRTUS CA TAX-EXEMPT BOND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
MUNICIPAL TAX-EXEMPT BONDS(2)—98.4%

Development Revenue—9.0%
Los Angeles County Redevelopment Refunding Authority, Long Beach Project, 5.000%, 8/1/34	$215	$245
Milpitas Redevelopment Agency Successor Agency Redevelopment Project Area #1 5.000%, 9/1/30	250	296
Sacramento Redevelopment Agency Successor Agency 5.000%, 12/1/33	75	85
5.000%, 12/1/34	75	84
San Diego Redevelopment Agency, Center City Redevelopment Project (AMBAC Insured) 5.350%, 9/1/24	500	502
Center City Redevelopment Project (AMBAC Insured) 4.750%, 9/1/30	500	514
San Marcos Redevelopment Agency Successor Agency 5.000%, 10/1/33	250	287
San Mateo Redevelopment Agency Successor Agency, 5.000%, 8/1/30	250	283
Santa Clara Redevelopment Agency, Bayshore North Project (NATL Insured) 5.000%, 6/1/22	500	502

		2,798

General Obligation—16.0%
Cajon Valley Union School District Union School District 5.000%, 8/1/31	250	286
California, State of 5.500%, 3/1/26	250	278
(AMBAC Insured) 5.000%, 2/1/27	290	361
5.000%, 9/1/32	300	339
5.000%, 12/1/37	275	297
6.000%, 4/1/38	250	291
Contra Costa Community College District, 4.000%, 8/1/28	45	48
Grossmont Health Care District 5.000%, 7/15/25	350	435
Los Alamitos Unified School District, School Facilities Improvement District #1, 2008 Election 5.250%, 8/1/39	250	285
Los Angeles Unified School District, 5.000%, 7/1/24	250	309
Oakland Unified School District Alameda County, (AGM Insured) 5.000%, 8/1/24	200	238
5.000%, 8/1/33	300	336
Placer Union High School District (AGM Insured) 0.000%, 8/1/32	35	18

	PAR VALUE	VALUE
General Obligation—continued
Riverside Unified School District, (AGM Insured) 5.000%, 8/1/32	$275	$296
Ross Valley School District, 5.000%, 8/1/37	350	402
San Diego Community College District, 5.000%, 8/1/43	150	169
San Diego Unified School District, (AGM Insured) 5.500%, 7/1/25	225	289
Sequoia Union High School District, 4.000%, 7/1/26	250	276

		4,953

General Revenue—24.3%
Anaheim Public Financing Authority, Public Improvement Projects, (AGM Insured) 6.000%, 9/1/16	390	410
California Infrastructure & Economic Development Bank, 5.000%, 10/1/23	200	247
California State Municipal Finance Authority, Bowles Hall Foundation 4.000%, 6/1/22	100	106
Chula Vista Municipal Financing Authority, 5.000%, 9/1/27	200	233
Contra Costa Transportation Authority, 5.000%, 3/1/29	220	256
Golden State Tobacco Securitization Corp.,
5.000%, 6/1/29	350	396
5.125%, 6/1/47	950	780
Imperial County Local Transportation Authority, 4.000%, 6/1/20	300	331
Midpeninsula Regional Open Space District, 5.000%, 9/1/23	120	148
North City West School Facilities Financing Authority, (AMBAC Insured) 5.250%, 9/1/19	750	859
Pomona, City of, Certificates of Participation (AMBAC Insured) 5.500%, 6/1/28	700	709
Sacramento Area Flood Control Agency, Consololidated Capital Assessment District (BHAC Insured) 5.500%, 10/1/28	250	282
South Bay Regional Public Communications Authority, Hawthorne Projects, (ACA Insured) 4.750%, 1/1/31	435	439

	PAR VALUE	VALUE
General Revenue—continued
State of California Public Works Board, Department of General Services, Buildings 8&9 6.125%, 4/1/29	$500	$582
Capital Projects, 5.750%, 10/1/30	550	643
Department of Forestry & Fire Protection, 5.000%, 11/1/32	500	540
Tustin Unified School District, Community Facilities, District #97-1, (BAM Insured) 5.000%, 9/1/33	250	282
Ventura County Public Financing Authority, 5.000%, 11/1/25	250	296

		7,539

Higher Education Revenue—4.7%
California Educational Facilities Authority, Pomona College, 5.000%, 7/1/45	500	501
California State University, 5.250%, 11/1/38	500	560
University of California,
5.000%, 5/15/23	100	123
5.000%, 5/15/23	225	276

		1,460

Medical Revenue—8.0%
California State Health Facilities Financing Authority, El Camino Hospital, 5.000%, 2/1/26	100	119
Cedars-Sinai Medical Center, 5.000%, 11/15/34	400	402
Kaiser Permanente, 5.250%, 4/1/39	400	407
Lucille Salter Packard Children Hospital at Stanford, 5.000%, 8/15/43	100	112
California State Municipal Finance Authority, Community Medical Centers, 5.000%, 2/1/27	100	114
California Statewide Communities Development Authority, Sutter Health, (AMBAC Insured) 5.000%, 11/15/38	205	216
Cottage Health System 5.000%, 11/1/43	250	277
St. Joseph Health System, (FGIC Insured) 5.750%, 7/1/47	350	385
San Benito Health Care District (CHFCLIF Insured) 4.000%, 3/1/18	140	149
University of California, Regents Medical, (NATL Insured) 4.750%, 5/15/31	300	303

		2,484

See Notes to Financial Statements

32

VIRTUS CA TAX-EXEMPT BOND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Natural Gas Revenue—2.3%
Roseville Natural Gas Financing Authority,
5.000%, 2/15/24	$450	$501
5.000%, 2/15/27	195	217

		718

Power Revenue—3.6%
Northern California Power Agency, Hydroelectric Project No. 1, 5.000%, 7/1/32	200	229
Sacramento Municipal Utility District,
5.000%, 8/15/26	350	411
5.000%, 8/15/29	150	177
Southern California Public Power Authority, Windy Point Project 5.000%, 7/1/28	250	290

		1,107

Pre-Refunded—14.9%
Bay Area Toll Authority, (Pre-refunded 4/1/19 @100) 5.125%, 4/1/39	400	459
California State Department of Water Resources, Central Valley Project (Pre-refunded 6/1/18 @100) 5.000%, 12/1/28	35	39
California State Health Facilities Financing Authority,
Providence Health & Services, (Pre-refunded 10/1/18 @100) 6.500%, 10/1/18	5	6
Providence Health & Services, (Pre-refunded 10/1/18 @100) 6.500%, 10/1/38	195	228
California State Infrastructure & Economic Development Bank, Bay Area Toll Bridges (Pre-refunded 7/1/26 @100) (AMBAC Insured) 5.125%, 7/1/37	755	974
Los Angeles Unified School District, (Pre-refunded 7/1/17 @100)(AGM Insured) 5.000%, 7/1/24	300	323
Northern California Power Agency, (Pre-refunded 7/1/21 @ 100) (AMBAC Insured) 7.500%, 7/1/23	195	244
Riverside County Single Family, (Pre-refunded 11/1/15 @ 100) (GNMA Collateralized) 7.800%, 5/1/21	1,085	1,439
Stockton Housing Facilities Revenue, O’Connors Woods Project, (Pre-refunded 9/20/17 @ 100) (GNMA Collateralized) 5.600%, 3/20/28	155	162
University of California, (Pre-refunded 5/15/16 @100) (NATL Insured) 5.000%, 5/15/28	710	738

		4,612

	PAR VALUE	VALUE
Transportation Revenue—6.9%
Los Angeles Department of Airports Department of Airports, 5.000%, 5/15/32	$200	$235
Los Angeles Harbor Department, 5.000%, 8/1/35	235	270
San Diego County Regional Airport Authority,
5.000%, 7/1/40	250	274
5.000%, 7/1/40	500	549
San Diego Unified Port District, 5.000%, 9/1/28	200	232
San Francisco City & County Airports Community, San Francisco International Airport, 5.000%, 5/1/43	150	167
San Francisco Municipal Transportation Agency,
5.000%, 3/1/31	125	143
5.000%, 3/1/33	250	288

		2,158

Water & Sewer Revenue—8.7%
Los Angeles County Sanitation District #14 5.000%, 10/1/25	300	372
Los Angeles Department of Water & Power, 5.000%, 7/1/35	295	341
Manteca, City of, Water Revenue, 5.000%, 7/1/27	300	346
Oakland, City of, Sewer Revenue, 5.000%, 6/15/29	200	237
Ross Valley Public Financing Authority, Sanitary District #1 (AGM Insured) 5.000%, 10/1/33	225	263
San Diego County Water Authority, 5.000%, 5/1/31	250	289
Santa Margarita-Dana Point Authority, Water Improvements Districts #‘s 2,3,4, 5.125%, 8/1/38	630	693
Silicon Valley Clean Water, Sewer Improvement 5.000%, 2/1/34	150	171

		2,712
TOTAL MUNICIPAL TAX-EXEMPT BONDS (Identified Cost $28,913)		30,541
TOTAL LONG TERM INVESTMENTS—98.4%
(Identified Cost $28,913)		30,541
TOTAL INVESTMENTS—98.4% (Identified Cost $28,913)		30,541	(1)
Other assets and liabilities, net—1.6%		496

NET ASSETS—100.0%		$31,037

Abbreviations:

ACA	American Capital Access Financial Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Municipal Insured.
BHAC	Berkshire Hathaway Assurance Corp.
CHFCLIF	California Health Facility Construction Loan Insurance Fund.
FGIC	Financial Guaranty Insurance Company
GNMA	Government National Mortgage Association (“Ginnie Mae”)
NATL	National Public Finance Guarantee Corp.

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	At September 30, 2015, the concentration of the Fund’s investments by state or territory determined as a percentage of net assets is as follows: California 100%. At September 30, 2015, 38.5% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: AMBAC 14.3%.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 2 Significant Observable Inputs
Debt Securities:
Municipal Tax-Exempt Bonds	$30,541	$30,541

Total Investments	$30,541	$30,541

There are no Level 1 (quoted Prices) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2015.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

33

VIRTUS ESSENTIAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—96.7%

Consumer Discretionary—4.0%
Delphi Automotive plc (United Kingdom)	395	$30
EnerCare, Inc. (Canada)	7,572	80
Johnson Controls, Inc. (United States)	1,253	52

		162

Consumer Staples—13.9%
Adecoagro SA (Brazil)(2)	5,844	47
AG Growth International, Inc. (Canada)	684	18
Andersons, Inc. (The) (United States)	754	26
Archer-Daniels-Midland Co. (United States)	1,295	54
Aryzta AG (Switzerland)	477	20
Bunge Ltd. (United States)	1,027	75
Golden Agri-Resources Ltd. (Singapore)	133,000	31
Greencore Group plc (Ireland)	5,558	23
Indofood Agri Resources Ltd. (Singapore)	56,000	20
JBS SA (Brazil)	3,900	16
KWS SAAT AG (Germany)	78	26
Marine Harvest ASA (Norway)	1,984	25
Minerva Sa/Brazil (Brazil)	6,600	22
Origin Enterprises plc (Ireland)	6,560	47
Purecircle Ltd. (United Kingdom)(2)	4,295	28
SLC Agricola SA (Brazil)	10,800	49
SunOpta, Inc. (Canada)(2)	5,449	26
United Natural Foods, Inc. (United States)(2)	292	14

		567

Energy—5.0%
Cosan Ltd. (Brazil)	21,100	61
Energy Development Corp. (Philippines)	188,300	22
Greenko Group plc (India)(2)	10,255	12
Infinis Energy plc (United Kingdom)	10,446	21
Innergex Renewable Energy, Inc. (Canada)	3,498	28
Newalta Corp. (Canada)	2,657	18
Pattern Energy Group, Inc. (United States)	1,267	24
TransAlta Renewables, Inc. (Canada)	2,336	18

		204

Financials—4.7%
Capital Stage AG (Germany)	3,900	38
Gladstone Land Corp. (United States)	2,310	21
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (United States)	1,049	18
Metro Pacific Investments Corp. (Philippines)	62,400	7
PICO Holdings, Inc. (United States)(2)	3,524	34

	SHARES	VALUE
Financials—continued
Renewables Infrastructure Group Ltd. (The) (United Kingdom)	30,209	$46
Saeta Yield SA (Spain)	3,111	29

		193

Health Care—0.6%
Genus plc (United Kingdom)	1,180	25

Industrials—32.3%
Aegion Corp. (United States)(2)	1,611	27
AGCO Corp. (United States)	500	23
Ameresco, Inc. (United States)(2)	3,866	23
Amiad Water Systems Ltd. (Israel)	3,414	8
Arcadis NV (Netherlands)	2,422	57
BayWa AG (Germany)	1,635	53
Canadian National Railway Co. (Canada)	432	25
China Everbright International Ltd. (Hong Kong)(2)	8,000	11
Covanta Holding Corp. (United States)	2,876	50
CSX Corp. (United States)	2,038	55
Danaher Corp. (United States)	525	45
Deere & Co. (United States)	246	18
Dialight plc (United Kingdom)	840	8
DIRTT Environmental Solutions (Canada)(2)	1,683	7
Eaton Corp. plc (United States)	774	40
Ebara Corp. (Japan)	6,000	22
Empresas ICA Sab de CV (Mexico)(2)	42,700	18
Flowserve Corp. (United States)	433	18
Franklin Electric Co., Inc. (United States)	596	16
FuelCell Energy, Inc. (United States)(2)	7,477	5
Gamesa Corp Tecnologica SA (Spain)	1,425	20
GEA Group AG (Germany)	1,328	51
Georg Fisher AG Registered Shares (Switzerland)	65	37
HD Supply Holdings, Inc. (United States)(2)	1,887	54
Lumenpulse, Inc. (Canada)(2)	1,425	13
MasTec, Inc. (United States)(2)	435	7
Mueller Water Products, Inc. Class A (United States)	6,231	48
Noble Group Ltd. (Singapore)	35,000	10
Pentair plc (United States)	1,302	66
PNE Wind AG (Germany)(2)	8,693	20
Prysmian SpA (Italy)	814	17
Quanta Services, Inc. (United States)	657	16
Regal-Beloit Corp. (United States)	496	28
Rexnord Corp. (United States)(2)	4,103	70
Rotork plc. (United Kingdom)	3,167	8
Rumo Logistica Operadora Multimodal SA (Brazil)(2)	5,930	9
SIG plc (United Kingdom)	13,438	35
SPX Corp. (United States)	1,613	19
SPX Flow, Inc. (United States)(2)	2,599	89
Tetra Tech, Inc. (United States)	1,621	39
Toro Co. (The) (United States)	424	30
Xylem, Inc. (United States)	1,690	56
Zumtobel Group AG (Austria)	2,094	46

		1,317

	SHARES	VALUE
Information Technology—11.2%
Canadian Solar, Inc. (Canada)(2)	2,574	$43
Daqo New Energy Corp. ADR (China)(2)	421	7
First Solar, Inc. (United States)(2)	1,116	48
GCL-Poly Energy Holdings Ltd. (China)(2)	88,000	17
Itron, Inc. (United States)(2)	2,426	77
JinkoSolar Holding Co.Ltd. ADR (China)(2)	2,120	46
PSI AG Gesellschaft Fuer Produkte Und Systeme Der Informationstechnologie (Germany)(2)	992	13
Pure Technologies Ltd. (Canada)	6,960	27
SolarEdge Technologies, Inc. (United States)(2)	615	14
SunEdison, Inc. (United States)(2)	1,210	9
SunPower Corp. (United States)(2)	4,173	84
Trimble Navigation Ltd. (United States)(2)	1,464	24
Trina Solar Ltd. ADR (China)(2)	5,452	49

		458

Materials—11.6%
Agrium, Inc. (Canada)	550	49
Calgon Carbon Corp. (United States)	3,400	53
CF Industries Holdings, Inc. (United States)	313	14
Ecolab, Inc. (United States)	254	28
FMC Corp. (United States)	481	16
Israel Chemicals Ltd. (Israel)	3,593	18
Johnson Matthey plc (United Kingdom)	1,104	41
Monsanto Co. (United States)	463	40
Mosaic Co. (The) (United States)	1,301	40
PhosAgro OAO GDR Registered Shares (Russia)	3,093	43
Plant Health Care plc (United Kingdom)(2)	10,774	15
Potash Corp. of Saskatchewan, Inc. (Canada)	1,515	31
Syngenta AG Registered Shares (Switzerland)	172	55
Yara International ASA (Norway)	746	30

		473

Utilities—13.4%
American Water Works Co., Inc. (United States)	648	36
Aqua America, Inc. (United States)	1,169	31
Beijing Enterprises Water Group Ltd. Class H (Hong Kong)	22,000	15
Beijing Jingneng Clean Energy Co., Ltd. (China)	96,000	29
California Water Service Group (United States)	1,750	39
Capstone Infrastructure Corp. (Canada)	26,054	60
China Everbright Water Ltd. (China)(2)	18,800	8
Companhia de Saneamento Basico do Estado de Sao Paulo ADR (Brazil)	3,695	14

See Notes to Financial Statements

34

VIRTUS ESSENTIAL RESOURCES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE
Utilities—continued
Companhia de Saneamento de Minas Gerais (Brazil)	2,500	$8
CT Environmental Group (Cayman Islands)	24,000	8
EDP Renovaveis SA (Spain)	4,004	26
Huaneng Renewables Corp. Ltd. Class H (China)	100,000	37
Manila Water Co, Inc. (Philippines)	24,600	11
National Grid plc (United Kingdom)	1,990	28
NextEra Energy, Inc. (United States)	280	27
Northland Power, Inc. (Canada)	2,138	28
SevernTrent plc (United Kingdom)	608	20
Suez Environnement SA (France)	3,883	70
United Utilities Group plc (United Kingdom)	2,130	30
Veolia Environnement SA (France)	911	21

		546
TOTAL COMMON STOCKS (Identified Cost $4,918)		3,945

CLOSED END FUNDS—0.8%

Financials—0.3%
Greencoat UK Wind plc Fund (United Kingdom)	8,453	14

	SHARES	VALUE
Industrials—0.5%
Chemtrade Logistics Income Fund (Canada)	1,460	$19
TOTAL CLOSED END FUNDS (Identified Cost $39)		33
TOTAL LONG TERM INVESTMENTS—97.5%
(Identified Cost $4,957)		3,978

SHORT-TERM INVESTMENT—1.8%

Money Market Mutual Fund—1.8%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	72,144	72
TOTAL SHORT-TERM INVESTMENT (Identified Cost $72)		72
TOTAL INVESTMENTS—99.3% (Identified Cost $5,029)		4,050	(1)
Other assets and liabilities, net—0.7%		27

NET ASSETS—100.0%		$4,077

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United States	45%
Canada	12
United Kingdom	9
Brazil	5
China	5
Germany	5
Switzerland	3
Other	16
Total	100%
† % of total investments as of September 30, 2015

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Closed End Funds	$33	$33	$—
Common Stocks	3,945	3,696	249
Short-Term Investment	72	72	—

Total Investments	$4,050	$3,801	$249

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2015.

See Notes to Financial Statements

35

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES—1.7%

Non-Agency—1.7%
Citigroup Mortgage Loan Trust, Inc. 05-5, 2A3 5.000%, 8/25/35	$124	$123
Goldman Sachs Residential Mortgage Loan Trust 05-5F, B1 5.752%, 6/25/35(2)	273	265
Home Equity Loan Trust 07-HSA3, AI4 6.110%, 6/25/37(2)	415	421
MASTR Reperforming Loan Trust 05-1, 1A5 144A 8.000%, 8/25/34(3)	240	257
Residential Accredit Loans, Inc. 05-QS1, A5 5.500%, 1/25/35	137	139
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $1,182)		1,205

ASSET-BACKED SECURITIES—0.6%
Greater Capital Association of Realtors 15-1A, C 9.790%, 10/15/25	250	250
LEAF Receivables Funding 10 LLC 15-1, E2 144A 6.000%, 6/15/23(3)	160	154
TOTAL ASSET-BACKED SECURITIES (Identified Cost $407)		404

CORPORATE BONDS AND NOTES—80.2%

Consumer Discretionary—22.6%
Argos Merger Sub, Inc. 144A 7.125%, 3/15/23(3)	700	710
Boyd Gaming Corp.
9.000%, 7/1/20	275	294
6.875%, 5/15/23	265	270
Brookfield Residential Properties, Inc. 144A 6.125%, 7/1/22(3)	35	34
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(4)	450	371
Caesars Entertainment Resort Properties LLC 8.000%, 10/1/20	300	287
Caesars Growth Properties Holdings LLC (Caesars Growth Properties Finance, Inc.) 9.375%, 5/1/22	260	205
CCO Holdings LLC
(CCO Holdings Capital Corp.) 6.500%, 4/30/21	500	503
144A 5.125%, 5/1/23(3)	215	198
CCO Safari II LLC 144A 4.908%, 7/23/25(3)	110	110
Cequel Communications Holdings I LLC 144A 6.375%, 9/15/20(3)	400	379

	PAR VALUE	VALUE
Consumer Discretionary—continued
Clear Channel Worldwide Holdings, Inc. Series A 7.625%, 3/15/20	$150	$150
Series B 7.625%, 3/15/20	1,495	1,504
Columbus International, Inc. series B,144A 7.375%, 3/30/21(3)	245	254
CSC Holdings LLC 5.250%, 6/1/24	450	356
Dana Holding Corp. 5.500%, 12/15/24	100	97
DISH DBS Corp. 5.000%, 3/15/23	475	399
Fiat Chrysler Automobiles NV 5.250%, 4/15/23	250	234
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, 10/15/21	550	571
iHeartCommunications, Inc. 10.000%, 1/15/18	250	133
9.000%, 3/1/21	600	503
Intelsat Jackson Holdings SA 5.500%, 8/1/23	425	352
Landry’s Holdings II, Inc. 144A 10.250%, 1/1/18(3)	175	180
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	425	455
Lennar Corp. 4.500%, 11/15/19	215	218
MDC Holdings, Inc. 5.500%, 1/15/24	325	330
Meritor, Inc. 6.750%, 6/15/21	500	505
MGM Resorts International 6.750%, 10/1/20	650	674
Mohegan Tribal Gaming Authority 144A 9.750%, 9/1/21(3)	65	66
9.750%, 9/1/21	100	102
MPG Holdco I, Inc. 7.375%, 10/15/22	225	235
Numericable Group SA 144A 6.000%, 5/15/22(3)	465	449
Omega US Sub LLC 144A 8.750%, 7/15/23(3)	650	579
Party City Holdings, Inc. 144A 6.125%, 8/15/23(3)	35	35
Penn National Gaming, Inc. 5.875%, 11/1/21	490	497
Pinnacle Entertainment, Inc. 6.375%, 8/1/21	300	319
RCN Telecom Services LLC (RCN Capital Corp.) 144A 8.500%, 8/15/20(3)	670	694
Scientific Games International, Inc. 6.625%, 5/15/21	250	181
144A 7.000%, 1/1/22(3)	350	347
Standard Pacific Corp. 6.250%, 12/15/21	120	129
5.875%, 11/15/24	150	155

	PAR VALUE	VALUE
Consumer Discretionary—continued
Tempur Sealy International Inc 144A 5.625%, 10/15/23(3)	$110	$110
TRI Pointe Holdings, Inc. 5.875%, 6/15/24	400	394
Univision Communications, Inc. 144A 5.125%, 5/15/23(3)	475	454
UPCB Finance IV Ltd. 144A 5.375%, 1/15/25(3)	200	189
UPCB Finance Ltd. Series V 144A 7.250%, 11/15/21(3)	44	47
VTR Finance B.V. 144A 6.875%, 1/15/24(3)	450	410

		15,668

Consumer Staples—2.0%
Dole Food Co., Inc. 144A 7.250%, 5/1/19(3)	250	250
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(3)	105	103
Rite Aid Corp.
6.750%, 6/15/21	475	488
144A 6.125%, 4/1/23(3)	65	65
Roundy’s Supermarkets, Inc. 144A 10.250%, 12/15/20(3)	250	171
Tops Holding LLC (Tops Markets II Corp.) 144A 8.000%, 6/15/22(3)	275	276

		1,353

Energy—8.0%
Antero Resources Corp. 144A 5.625%, 6/1/23(3)	275	243
Blue Racer Midstream LLC (Blue Racer Finance Corp.) 144A 6.125%, 11/15/22(3)	340	325
CONSOL Energy, Inc. 5.875%, 4/15/22	200	135
Crestwood Midstream Partners LP (Crestwood Midstream Finance Corp.) 144A 6.250%, 4/1/23(3)	295	252
Denbury Resources, Inc. 5.500%, 5/1/22	150	90
Energy Transfer Partners LP 5.875%, 1/15/24	400	362
EnQuest plc 144A 7.000%, 4/15/22(3)	250	156
EP Energy LLC (Everest Acquisition Finance, Inc.)
9.375%, 5/1/20	215	186
6.375%, 6/15/23	230	171
Exterran Partners LP (EXLP Finance Corp.) 6.000%, 10/1/22	300	253
FTS International, Inc.
144A 7.837%, 6/15/20(2)(3)	230	170
6.250%, 5/1/22	190	60

See Notes to Financial Statements

36

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Energy—continued
Gulfport Energy, Corp. 7.750%, 11/1/20	$250	$247
Halcon Resources Corp. 144A 8.625%, 2/1/20(3)	160	134
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	150	149
Linn Energy LLC (Linn Energy Finance Corp.) 7.750%, 2/1/21	200	47
MarkWest Energy Partners LP (MarkWest Energy Finance Corp.) 4.875%, 12/1/24	325	299
Newfield Exploration Co. 5.375%, 1/1/26	300	274
NGL Energy Partners LP (NGL Energy Finance Corp.) 5.125%, 7/15/19	200	183
Pacific Exploration and Production Corp. 144A 5.375%, 1/26/19(3)	100	38
Parker Drilling Co. (The) 7.500%, 8/1/20	200	165
Regency Energy Partners LP 5.875%, 3/1/22	235	241
Sabine Oil & Gas Corp. 7.250%, 6/15/19(4)	329	48
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	380	354
SM Energy Co. 6.125%, 11/15/22	200	186
Sunoco LP (Sunoco Finance Corp.)
144A 5.500%, 8/1/20(3)	220	218
144A 6.375%, 4/1/23(3)	425	418
Whiting Petroleum Corp. 6.250%, 4/1/23	125	109

		5,513

Financials—9.3%
Aircastle Ltd. 5.125%, 3/15/21	550	553
Ally Financial, Inc. 3.250%, 2/13/18	95	94
Corrections Corp of America 5.000%, 10/15/22	255	257
CTR Partnership LP (Caretrust Capital Corp.) 5.875%, 6/1/21	300	307
CyrusOne LP (CyrusOne Finance Corp.) 144A 6.375%, 11/15/22(3)	350	357
DuPont Fabros Technology LP 5.875%, 9/15/21	350	360
Dycom Investments, Inc. 7.125%, 1/15/21	300	316
ESH Hospitality, Inc. 144A 5.250%, 5/1/25(3)	225	222
First Cash Financial Services, Inc. 6.750%, 4/1/21	250	251

	PAR VALUE	VALUE
Financials—continued
Genworth Holdings, Inc. 4.900%, 8/15/23	$350	$274
GLP Capital LP (GLP Financing II, Inc.)
4.875%, 11/1/20	215	218
5.375%, 11/1/23	5	5
Hertz Corp. (The) 6.250%, 10/15/22	350	353
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.) 5.875%, 2/1/22	300	302
ING Groep NV 6.000%(2)(5)	200	197
iStar Financial, Inc. 5.000%, 7/1/19	500	477
Nationstar Mortgage LLC 6.500%, 7/1/21	250	208
Navient LLC 5.500%, 1/25/23	200	158
Springleaf Finance Corp. 5.250%, 12/15/19	550	539
Sprint Capital Corp. 6.900%, 5/1/19	325	287
Voya Financial, Inc. 5.650%, 5/15/53	205	208
Walter Investment Management Corp. 7.875%, 12/15/21	300	258
York Risk Services Holding Corp. 144A 8.500%, 10/1/22(3)	275	235

		6,436

Health Care—14.3%
Acadia Healthcare Co., Inc.
5.125%, 7/1/22	145	143
144A 5.625%, 2/15/23(3)	30	30
Alere, Inc.
6.500%, 6/15/20	350	357
144A 6.375%, 7/1/23(3)	115	117
Capsugel SA PIK Interest Capitalization 144A 7.000%, 5/15/19(2)(3)(7)	275	275
Community Health Systems, Inc.
5.125%, 8/1/21	300	306
6.875%, 2/1/22	145	148
Concordia Healthcare Corp. 144A 7.000%, 4/15/23(3)	450	394
Crimson Merger Sub, Inc. 144A 6.625%, 5/15/22(3)	225	194
DaVita Healthcare Partners, Inc.
5.125%, 7/15/24	310	305
5.000%, 5/1/25	100	96
DJO Finco, Inc. (DJO Finance LLC / DJO Finance Corp.) 144A 8.125%, 6/15/21(3)	210	205
Emdeon, Inc. 144A 6.000%, 2/15/21(3)	340	331

	PAR VALUE	VALUE
Health Care—continued
Endo Finance LLC (Endo Finco, Inc.) 144A 5.375%, 1/15/23(3)	$250	$241
Envision Healthcare Corp. 144A 5.125%, 7/1/22(3)	300	298
Fresenius US Finance II, Inc. 144A 4.500%, 1/15/23(3)	60	60
HCA, Inc.
6.500%, 2/15/20	425	463
5.375%, 2/1/25	600	597
Healthsouth Corp.
144A 5.750%, 11/1/24(3)	40	40
144A 5.750%, 9/15/25(3)	275	267
Hill-Rom Holdings, Inc. 144A 5.750%, 9/1/23(3)	375	378
Hologic, Inc. 144A 5.250%, 7/15/22(3)	55	56
inVentiv Health, Inc. 144A 9.000%, 1/15/18(3)	130	134
Jaguar Holding Co. II (Pharmaceutical Product Development LLC) 144A 6.375%, 8/1/23(3)	230	224
JLL Delta Dutch Pledgeco BV PIK Interest Capitalization, 8.75% interest, 0.75% capitalization 144A, 5/1/20(3)(8)	245	247
Mallinckrodt International Finance S.A.
144A 4.875%, 4/15/20(3)	10	10
144A 5.750%, 8/1/22(3)	105	102
144A 5.625%, 10/15/23(3)	435	397
144A 5.500%, 4/15/25(3)	20	18
Pinnacle Merger Sub, Inc. (PRA Holdings, Inc.) 144A 9.500%, 10/1/23(3)	225	249
Quintiles Transnational Corp. 144A 4.875%, 5/15/23(3)	300	298
Select Medical Corp. 6.375%, 6/1/21	350	343
Sterigenics-Nordion Holdings LLC 144A 6.500%, 5/15/23(3)	325	323
Surgical Care Affiliates, Inc. 144A 6.000%, 4/1/23(3)	400	398
Tenet Healthcare Corp.
6.000%, 10/1/20	375	397
4.500%, 4/1/21	275	272
Valeant Pharmaceuticals International, Inc.
144A 6.750%, 8/15/18(3)	155	158
144A 5.375%, 3/15/20(3)	800	780
144A 7.250%, 7/15/22(3)	250	258

		9,909

Industrials—6.7%
ADS Waste Holdings, Inc. 8.250%, 10/1/20	300	301

See Notes to Financial Statements

37

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Industrials—continued
ADT Corp. (The) 6.250%, 10/15/21	$400	$414
Ahern Rentals, Inc. 144A 7.375%, 5/15/23(3)	274	240
American Airlines Group, Inc. 144A 4.625%, 3/1/20(3)	160	156
Bombardier, Inc. 144A 6.125%, 1/15/23(3)	200	148
Builders FirstSource, Inc.
144A 7.625%, 6/1/21(3)	300	314
144A 10.750%, 8/15/23(3)	150	151
Building Materials Corp. of America 144A 5.375%, 11/15/24(3)	170	169
CEB, Inc. 144A 5.625%, 6/15/23(3)	150	150
Garda World Security Corp. 144A 7.250%, 11/15/21(3)	410	378
Harland Clarke Holdings Corp.
144A 6.875%, 3/1/20(3)	150	136
144A 9.250%, 3/1/21(3)	300	250
HD Supply, Inc. 144A 5.250%, 12/15/21(3)	400	404
JBS Investments GmbH 144A 7.250%, 4/3/24(3)	200	193
NCI Building Systems, Inc. 144A 8.250%, 1/15/23(3)	290	305
TransDigm, Inc.
6.000%, 7/15/22	300	281
144A 6.500%, 5/15/25(3)	230	217
United Rentals North America, Inc. 5.500%, 7/15/25	500	469

		4,676

Information Technology—1.8%
First Data Corp. 11.750%, 8/15/21	675	751
Interactive Data Corp. 144A 5.875%, 4/15/19(3)	300	302
Riverbed Technology, Inc. 144A 8.875%, 3/1/23(3)	215	196

		1,249

Materials—6.0%
ArcelorMittal 6.125%, 6/1/25	150	122
Ardagh Packaging Finance plc
144A 6.250%, 1/31/19(3)	145	145
144A 9.125%, 10/15/20(3)	275	287
144A 6.750%, 1/31/21(3)	295	297
Berry Plastics Corp. 5.125%, 7/15/23	400	379
Beverage Packaging Holdings Luxembourg II SA 144A 6.000%, 6/15/17(3)	180	177
Cascades, Inc.
144A 5.500%, 7/15/22(3)	575	548
144A 5.750%, 7/15/23(3)	225	215

	PAR VALUE	VALUE
Materials—continued
Cemex SAB de CV 144A 7.250%, 1/15/21(3)	$245	$245
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	150	132
Fortescue Metals Group (FMG) Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(3)	185	173
Hexion U.S. Finance Corp. 6.625%, 4/15/20	260	222
INEOS Group Holdings SA
144A 6.125%, 8/15/18(3)	235	222
144A 5.875%, 2/15/19(3)	305	285
Owens-Brockway Glass Container, Inc. 144A 5.875%, 8/15/23(3)	20	20
Reynolds Group Issuer, Inc. 8.250%, 2/15/21	190	191
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(3)	300	305
United States Steel Corp. 6.875%, 4/1/21	100	77
Vedanta Resources plc 144A 9.500%, 7/18/18(3)	100	84

		4,126

Telecommunication Services—7.0%
Altice Financing SA
144A 6.625%, 2/15/23(3)	480	462
Luxemborg, 144A 7.625%, 2/15/25(3)	480	422
US II Corp. 144A 7.750%, 7/15/25(3)	200	178
CenturyLink, Inc. Series V 5.625%, 4/1/20	375	348
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	310	288
Frontier Communications Corp.
8.500%, 4/15/20	425	414
144A 8.875%, 9/15/20(3)	40	39
6.250%, 9/15/21	125	105
144A 10.500%, 9/15/22(3)	45	44
Level 3 Financing, Inc. 7.000%, 6/1/20	250	259
Millicom International Cellular SA 144A 6.625%, 10/15/21(3)	300	298
Neptune Finco Corp.
144A 10.125%, 1/15/23(3)	210	212
144A 6.625%, 10/15/25(3)	210	212
Sprint Capital Corp. 6.875%, 11/15/28	250	182
Sprint Corp. 7.875%, 9/15/23	325	264
T-Mobile USA, Inc.
6.625%, 11/15/20	150	153
6.125%, 1/15/22	240	232
6.836%, 4/28/23	250	248
6.500%, 1/15/24	275	267
Windstream Corp. 7.750%, 10/1/21	300	234

		4,861

	PAR VALUE	VALUE
Utilities—2.5%
Abengoa Yield plc 144A 7.000%, 11/15/19(3)	$230	$203
AmeriGas Partners LP 7.000%, 5/20/22	325	335
Calpine Corp. 5.375%, 1/15/23	350	328
NRG Yield Operating LLC 5.375%, 8/15/24	190	168
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)	325	297
TerraForm Power Operating LLC 144A 5.875%, 2/1/23(3)	250	222
Texas Competitive Electric Holdings Co. LLC 144A 11.500%, 10/1/20(3)(10)	500	195

		1,748
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $59,515)		55,539

LOAN AGREEMENTS(2)—10.4%

Consumer Discretionary—2.6%
Brickman Group Ltd. LLC (The) Second Lien, 7.500%, 12/17/21	225	220
Caesars Entertainment Operating Co., Inc. Tranche B-7, 11.500%, 1/28/18(4)	165	150
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	95	90
Cirque Du Soleil 5.000%, 7/8/22	179	179
Graton Resort & Casino Tranche B, 4.750%, 9/1/22	116	116
Mohegan Tribal Gaming Authority Tranche B, 5.500%, 6/15/18	114	114
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	374	375
Transtar Holding Co. Second Lien, 10.000%, 10/9/19	200	194
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	239	224
U.S. Farathane Corp. 6.750%, 12/23/21	149	150

		1,812

Consumer Staples—0.9%
Crossmark Holdings, Inc. Second Lien, 8.750%, 12/21/20	190	149
Hostess Brands LLC Tranche B Second Lien, 8.500%, 8/3/23	430	432

		581

See Notes to Financial Statements

38

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Energy—0.7%
Arch Coal, Inc. 6.250%, 5/16/18	$150	$85
Chief Exploration & Development LLC Second Lien, 7.500%, 5/16/21	183	152
Drillships Ocean Ventures, Inc. 5.500%, 7/25/21	136	91
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	125	101
Sabine Oil & Gas LLC Second Lien, 8.750%, 12/31/18(4)	285	51

		480

Health Care—2.3%
21st Century Oncology, Inc. Tranche B 6.500%, 4/30/22	224	214
American Renal Holdings, Inc. Second Lien, 8.500%, 3/20/20	292	292
Ardent Legacy Acquisitions, Inc. 6.500%, 8/4/21	130	130
InVentiv Health, Inc. Tranche B-4, 7.750%, 5/15/18	159	160
MMM Holdings, Inc. 9.750%, 12/12/17(12)	82	63
MSO of Puerto Rico, Inc. 9.750%, 12/12/17(12)	60	45
NVA Holdings, Inc. Second Lien 8.000%, 8/14/22	175	174
Regional Care, Inc. (RCHP, Inc.) First Lien, 5.250%, 4/23/19	249	247
Schumacher Group 0.000%, 7/31/22(9)	152	152
Surgery Center Holdings, Inc. Second Lien, 8.500%, 11/3/21	103	104

		1,581

Industrials—1.0%
Filtration Group Corp. Second Lien, 8.250%, 11/22/21	81	81
Landmark U.S. Member LLC (Landmark U.S. Corp Acquisition, Inc.) Second Lien 8.250%, 1/25/21	250	249
Sedgwick Claims Management Services, Inc. Second Lien, 6.750%, 2/28/22	390	370

		700

Information Technology—2.4%
Allflex Holdings III, Inc. Second Lien, 8.000%, 7/19/21	193	191

	PAR VALUE		VALUE
Information Technology—continued
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	$200		$199
Deltek, Inc. Second Lien 9.500%, 6/26/23	181		181
Kronos Acquisition Intermediate, Inc. (KIK Custom Products, Inc.) Second Lien, 9.750%, 4/30/20	450		459
Mitchell International, Inc. Second Lien, 8.500%, 10/11/21	500		500
Presidio, Inc. Refinancing Term 5.250%, 2/2/22	147		147

			1,677

Materials—0.5%
Houghton International, Inc. Holding Corp. Second Lien, 9.750%, 12/21/20	370		368
TOTAL LOAN AGREEMENTS (Identified Cost $7,719)			7,199

	SHARES
PREFERRED STOCKS—1.2%

Financials—1.4%
Ally Financial, Inc. Series A, 8.500%	11,530		299
Goldman Sachs Group, Inc. (The) Series L, 5.700%(2)	215	(11)	214
JPMorgan Chase & Co. Series V, 5.000%(2)	250	(11)	243
SunTrust Bank, Inc. 5.625%(2)	95	(11)	95
TOTAL PREFERRED STOCKS (Identified Cost $870)			851

AFFILIATED MUTUAL FUND—0.5%
Virtus Credit Opportunities Fund(14)	35,000		342
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $350)			342
TOTAL LONG TERM INVESTMENTS—94.6%
(Identified Cost $70,043)			65,540	(13)

SHORT-TERM INVESTMENT—3.6%

Money Market Mutual Fund—3.6%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	2,503,270		2,503
TOTAL SHORT-TERM INVESTMENT (Identified Cost $2,503)			2,503
TOTAL INVESTMENTS—98.2% (Identified Cost $72,546)			68,043	(1)
Other assets and liabilities, net—1.8%			1,279

NET ASSETS—100.0%			$69,322

Abbreviations:

ADS	American Depositary Share
PIK	Payment-in-Kind Security

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2015.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $26,141 or 37.7% of net assets.
(4)	Security in default.
(5)	No contractual maturity date.
(6)	Interest payments may be deferred.
(7)	100% of the income received was in cash.
(8)	92.1% of the income received was in cash and 7.9% in PIK.
(9)	This loan will settle after September 30, 2015, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(10)	Security in default, interest payments are being received during the bankruptcy proceedings.
(11)	Value shown as par value.
(12)	Illiquid security.
(13)	All or a portion of the Fund’s assets have been segregated for delayed delivery security.
(14)	This fund is a public fund and the prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	84%
Luxembourg	5
Canada	4
Austria	1
Bermuda	1
Ireland	1
Netherlands	1
Other	3
Total	100%
† % of total investments as of September 30, 2015.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

39

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$404	$—	$154	$250
Corporate Bonds And Notes	55,539	—	55,539	—
Loan Agreements	7,199	—	7,005	194
Mortgage-Backed Securities	1,205	—	1,205	—
Equity Securities:
Affiliated Mutual Fund	342	342	—	—
Preferred Stocks	851	299	552	—
Short-Term Investment	2,503	2,503	—	—

Total Investments	$68,043	$3,144	$64,455	$444

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2015.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Asset-Backed Securities		Corporate Bonds And Notes	Loan Agreements
Investments in Securities
Balance as of September 30, 2014:	$125	$—		$125	$—
Accrued discount/(premium)	9	—	(c)	9	—
Realized gain (loss)	8	—		8	—
Change in unrealized appreciation (depreciation)	(18)	—	(c)	(18)	—
Purchases	250	250		—	—
Sales(b)	(124)	—		(124)	—
Transfers into Level 3(a)	194 (d)	—		—	194	(d)
Transfers from Level 3(a)	—	—		—	—

Balance as of September 30, 2015	$444	$250		$—	$194

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2015, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Amount less than $500.
(d)	The transfer is due to increase and/or decrease in trading activities at period end.

None of the securities in this table are internally fair valued.

See Notes to Financial Statements

40

VIRTUS LOW VOLATILITY EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUND—98.2%
iShares S&P 100 Index Fund(2)(3)	58,580	$4,966
TOTAL EXCHANGE-TRADED FUND (Identified Cost $4,961)		4,966

	CONTRACTS
PURCHASED OPTION—0.3%

Call Option—0.3%
CBOE Volatility Index expiration 10/21/15 strike price $26	100	15
TOTAL PURCHASED OPTION—0.3% (Premiums Paid $13)		15
TOTAL LONG TERM INVESTMENTS—98.5%
(Identified Cost $4,974)		4,981	(1)

	SHARES
SHORT-TERM INVESTMENT—1.4%

Money Market Mutual Fund—1.4%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	72,747	73
TOTAL SHORT-TERM INVESTMENT (Identified Cost $73)		73
TOTAL INVESTMENTS, BEFORE WRITTEN OPTION—99.9%
(Identified Cost $5,047)		5,054	(1)

	CONTRACTS	VALUE
WRITTEN OPTION—(0.8)%

Call Option—(0.8)%
S&P 500® Index expiration 10/23/15 strike price $1,970	25	$(39)
TOTAL WRITTEN OPTION—(0.8)% (Premiums Received $92)		(39)
TOTAL INVESTMENTS, NET OF WRITTEN OPTION—99.1% (Identified Cost $4,955)		5,015 (1)
Other assets and liabilities, net—0.9%		44

NET ASSETS—100.0%		$5,059

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	All or a portion segregated as collateral for written options.
(3)	This fund is a public fund and the prospectus and annual report are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Fund	$4,966	$4,966
Purchased Option	15	15
Short-Term Investment	73	73

Total Investments before Written Option	$5,054	$5,054

Written Option	(39)	(39)

Total Investments Net of Written Option	$5,015	$5,015

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2015.

See Notes to Financial Statements

41

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—1.1%
U.S. Treasury Note
1.875%, 8/31/22	$835		$842
2.250%, 11/15/24	2,600		2,650
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $3,448)			3,492

MUNICIPAL BONDS—0.1%

Michigan—0.0%
Tobacco Settlement Finance Authority Taxable Series A, 7.309%, 6/1/34	145		126

Virginia—0.1%
Tobacco Settlement Financing Corp. Series A-1, Taxable 6.706%, 6/1/46	325		249
TOTAL MUNICIPAL BONDS (Identified Cost $456)			375

FOREIGN GOVERNMENT SECURITIES—4.4%
Argentine Republic Series NY, 8.280%, 12/31/33(14)	1,570		1,606
Bolivarian Republic of Venezuela
RegS 5.750%, 2/26/16(4)	295		249
RegS 7.000%, 12/1/18(4)	216		80
RegS 7.750%, 10/13/19(4)	202		70
RegS 8.250%, 10/13/24(4)	1,110		377
7.650%, 4/21/25	1,500		503
9.250%, 9/15/27	360		142
9.375%, 1/13/34	2,145		756
Kingdom of Morocco 144A 4.250%, 12/11/22(3)	1,030		1,040
Mongolia 144A 5.125%, 12/5/22(3)	825		680
Republic of Azerbaijan 144A 4.750%, 3/18/24(3)	880		823
Republic of Chile 5.500%, 8/5/20	474,000	CLP	705
Republic of Colombia 4.375%, 3/21/23	1,867,000	COP	495
Republic of Costa Rica 144A 4.375%, 4/30/25(3)	795		670
Republic of Cote d’Ivoire 144A 6.375%, 3/3/28(3)	905		803
Republic of El Salvador 144A 6.375%, 1/18/27(3)	1,405		1,240
Republic of Iraq RegS 5.800%, 1/15/28(4)	610		423
Republic of Panama 3.750%, 3/16/25	700		677
Republic of Romania 144A 4.875%, 1/22/24(3)	498		537
Republic of South Africa
Series R203, 8.250%, 9/15/17	3,690	ZAR	271
Series R208, 6.750%, 3/31/21	6,720	ZAR	456

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—continued
Russian Federation 144A 7.850%, 3/10/18(3)	$60,000	RUB	$856
United Mexican States Series M, 6.500%, 6/9/22	17,764	MXN	1,090
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $19,227)			14,549

MORTGAGE-BACKED SECURITIES—16.4%

Agency—2.8%
FHLMC
4.000%, 2/1/45	794		846
3.500%, 3/1/45	2,038		2,127
FNMA
3.000%, 6/1/43	2,354		2,394
4.000%, 10/1/44	1,510		1,612
3.500%, 9/1/45	2,428		2,536

			9,515

Non-Agency—13.6%
A-10 Securitization LLC
13-1, B 144A 4.120%, 11/15/25(3)	1,100		1,103
American Homes 4 Rent
14-SFR2, C 144A 4.705%, 10/17/36(3)	915		933
15-SFR1, A 144A 3.467%, 4/17/52(3)	695		691
Ameriquest Mortgage Securities, Inc. 03-AR3, M4 4.582%, 6/25/33(2)	660		640
03-AR3, M4 144A 6.040%, 10/17/45(2)	805		814
Aventura Mall Trust 13-AVM, C 144A 3.743%, 12/5/32(2)(3)	845		879
Banc of America Alternative Loan Trust 03-2, CB3 5.750%, 4/25/33	840		870
Bank of America (Merrill Lynch – Countrywide) Asset-Backed Certificates
05-1 AF5A 5.211%, 7/25/35(2)	1,216		1,203
05-12, 2A4 5.575%, 2/25/36(2)	540		538
Banc of America Funding Trust
05-1, 1A1 5.500%, 2/25/35	541		546
06-2, 3A1 6.000%, 3/25/36	316		322
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust
04-22CB, 1A1 6.000%, 10/25/34	519		547
04-24CB, 1A1 6.000%, 11/25/34	114		116

	PAR VALUE	VALUE
Non-Agency—continued
Bank of America (Merrill Lynch – Countrywide) Mortgage Trust 06-C1, AM 5.865%, 5/12/39(2)	$715	$729
Bank of America (Merrill Lynch) Mortgage Investors Trust 98-C1, C 6.750%, 11/15/26(2)	1,260	1,374
Barclays (Lehman Brothers) – UBS Commercial Mortgage Trust 07-C7, A3 5.866%, 9/15/45	448	483
Citigroup Mortgage Loan Trust, Inc.
05-5, 2A3 5.000%, 8/25/35	347	345
15-A, A1 3.500%, 6/25/58(2)	900	918
Commercial Mortgage Trust 07-GG11, AM 5.867%, 12/10/49(2)	1,200	1,267
Credit Suisse Commercial Mortgage Trust 07-C5, A1AM 5.870%, 9/15/40(2)	939	955
CSAIL Commercial Mortgage Trust 15-C2, AS 3.849%, 6/15/57	489	503
Deutsche Bank-UBS Mortgage Trust 11-LC3A, D 144A 5.583%, 8/10/44(2)(3)	860	918
Fannie Mae Connecticut Avenue Securities 14-C02, 2M2 2.799%, 5/25/24(2)	1,080	970
GAHR Commercial Mortgage Trust 15-NRF, CFX 144A 3.495%, 12/15/19(2)(3)	600	598
GMAC Mortgage Corp. Loan Trust
06-HLTV, A4 5.810%, 10/25/29	165	166
05-AR2, 2A 3.157%, 5/25/35(2)	729	687
Goldman Sachs Mortgage Securities Trust II 07-GG10, A4 5.989%, 8/10/45(2)	673	710
Goldman Sachs Residential Mortgage Loan Trust 05-5F, B1 5.752%, 6/25/35(2)	1,334	1,297
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	346	355
Hilton USA Trust 13-HLT, EFX 144A 4.602%, 11/5/30(2)(3)	720	727
Home Equity Loan Trust
03-HS3, AI4 5.550%, 9/25/33(2)	316	325
07-HI1, A3 5.720%, 3/25/37	98	99
07-HSA3, AI4 6.110%, 6/25/37(2)	1,481	1,499

See Notes to Financial Statements

42

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
Jefferies Resecuritization Trust 14-R1, 2A1 144A 4.000%, 12/27/37(3)	$697	$696
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities, Inc.
07- PW15, AM 5.363%, 2/11/44	645	663
07-PW18, AM 6.084%, 6/11/50(2)	1,525	1,645
JPMorgan Chase Commercial Mortgage Securities Trust
14-1, 1A1 144A 3.917%, 1/25/44(2)(3)	792	830
07-LDPX, AM 5.464%, 1/15/49(2)	1,341	1,378
MASTR Alternative Loan Trust
04-6, 7A1 6.000%, 7/25/34	1,309	1,333
05-2, 2A1 6.000%, 1/25/35	521	553
MASTR Reperforming Loan Trust 05-1, 1A5 144A 8.000%, 8/25/34(3)	639	684
MASTR Specialized Loan Trust 05-3, A2 144A 5.704%, 11/25/35(2)(3)	454	462
Morgan Stanley Bank of America (Merrill Lynch) Trust 15-C22, AS 3.561%, 4/15/48	965	972
Morgan Stanley Capital I Trust 07-IQ14, AM 5.865%, 4/15/49(2)	925	961
Motel 6 Trust 15-MTL6, B 144A 3.298%, 2/5/30(3)	1,080	1,088
Nomura Asset Acceptance Corp. 04-R3, A1 144A 6.500%, 2/25/35(3)	273	278
Resecuritization Pass-Through Trust 05-BR, A5 6.000%, 10/25/34	541	547
Residential Asset Mortgage Trust 04-RZ1, M1 4.820%, 3/25/34(2)	1,081	1,101
Residential Asset Securitization Trust 05-A1, A3 5.500%, 4/25/35	827	836
Residential Funding Mortgage Securities I, Inc. 05-S1, 1A2 5.500%, 2/25/35	566	570
Sequoia Mortgage Trust
14-2, A1 144A 4.000%, 7/25/44(2)(3)	380	392
15-1, A1 144A 3.500%, 1/25/45(2)(3)	959	967

	PAR VALUE	VALUE
Non-Agency—continued
Vericrest Opportunity Loan Trust
15-NP11, A1 144A 3.625%, 7/25/45(2)(3)	$691	$689
15-NPL2, A1 144A 3.375%, 2/25/55(2)(3)	723	721
15-NPL3, A1 144A 3.375%, 10/25/58(2)(3)	686	684
VFC LLC 15-3, B 144A 4.750%, 12/20/31(3)	1,000	999
Wells Fargo (Royal Bank of Scotland plc) Commercial Mortgage Trust 11-C5, C 144A 5.822%, 11/15/44(2)(3)	645	713
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust
07-C32, A3 5.901%, 6/15/49(2)	360	377
15-LC20, B 3.719%, 4/15/50	875	850

		45,116
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $54,249)		54,630

ASSET-BACKED SECURITIES—4.8%
Applebee’s LLC 14-1, A2 144A 4.277%, 9/5/44(3)	1,260	1,289
CarFinance Capital Auto Trust
14-1A, D 144A 4.900%, 4/15/20(3)	1,316	1,326
15-1A, C 144A 3.580%, 6/15/21(3)	2,160	2,188
Cheesecake Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)	934	967
Conseco Financial Corp. 01-3, A4 6.910%, 5/1/33(2)	346	381
DB Master Finance LLC 15-A1, A2II 144A 3.980%, 2/20/45(3)	381	384
Domino’s Pizza Master Issuer LLC 12-1A, A2 144A 5.216%, 1/25/42(3)	604	622
Drive Auto Receivables Trust 15-AA, D 144A 4.120%, 6/15/22(3)	1,080	1,097
Exeter Automobile Receivables Trust
15-A1, C 144A 4.100%, 12/15/20(3)	900	917
15-2A, C 144A 3.900%, 3/15/21(3)	925	938
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	546	552
Foursight Capital Automobile Receivables Trust 15-1, B 144A 4.120%, 9/15/22(3)	1,110	1,123

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—continued
Greater Capital Association of Realtors 15-1A, C 9.790%, 10/15/25	$545	$544
IndyMac Manufactured Housing Contract 98-1, A3 6.370%, 9/25/28	243	249
LEAF Receivables Funding 10 LLC 15-1, E2 144A 6.000%, 6/15/23(3)	555	536
Origen Manufactured Housing Contract Trust 04-B, M1 5.730%, 11/15/35(2)	445	462
SolarCity LMC Series III LLC 14-2, A 144A 4.020%, 7/20/44(3)	961	947
Trip Rail Master Funding LLC 11-1A, A1A 144A 4.370%, 7/15/41(3)	220	228
Wendy’s Funding LLC 15-1A, A2II 144A 4.080%, 6/15/45(3)	1,110	1,120
TOTAL ASSET-BACKED SECURITIES (Identified Cost $15,697)		15,871

CORPORATE BONDS AND NOTES—54.6%

Consumer Discretionary—7.9%
Argos Merger Sub, Inc. 144A 7.125%, 3/15/23(3)	775	786
Boyd Gaming Corp.
9.000%, 7/1/20	435	464
6.875%, 5/15/23	415	423
Brookfield Residential Properties, Inc. 144A 6.125%, 7/1/22(3)	185	177
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(14)	535	441
Caesars Entertainment Resort Properties LLC 8.000%, 10/1/20	320	306
Caesars Growth Properties Holdings LLC (Caesars Growth Properties Finance, Inc.) 9.375%, 5/1/22	495	390
CCO Holdings LLC 5.250%, 3/15/21	467	461
144A 5.125%, 5/1/23(3)	390	360
CCO Safari II LLC 144A 4.908%, 7/23/25(3)	260	259
Cequel Communications Holdings I LLC (Cequel Capital Corp.)
144A 5.125%, 12/15/21(3)	275	243
144A 5.125%, 12/15/21(3)	655	579
Clear Channel Worldwide Holdings, Inc.
Series A 7.625%, 3/15/20	320	320
Series B 7.625%, 3/15/20	1,465	1,474

See Notes to Financial Statements

43

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
Columbus International, Inc. series B,144A 7.375%, 3/30/21(3)	$200	$208
iHeartCommunications, Inc. 10.000%, 1/15/18	230	123
Intelsat Jackson Holdings SA 5.500%, 8/1/23	760	629
International Game Technology plc
7.500%, 6/15/19	580	612
144A 6.250%, 2/15/22(3)	340	318
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	667	690
Landry’s Holdings II, Inc. 144A 10.250%, 1/1/18(3)	425	437
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	475	509
MDC Holdings, Inc. 5.500%, 1/15/24	860	873
Meritor, Inc. 6.750%, 6/15/21	960	970
MGM Resorts International 6.000%, 3/15/23	490	476
Mohegan Tribal Gaming Authority 144A 9.750%, 9/1/21(3)	305	312
MPG Holdco I, Inc. 7.375%, 10/15/22	830	867
Myriad International Holdings BV 144A 5.500%, 7/21/25(3)	995	975
New York University 4.142%, 7/1/48	545	522
Numericable Group SA 144A 6.000%, 5/15/22(3)	305	295
Omega US Sub LLC 144A 8.750%, 7/15/23(3)	925	823
Party City Holdings, Inc. 144A 6.125%, 8/15/23(3)	125	127
Penn National Gaming, Inc. 5.875%, 11/1/21	490	497
Pinnacle Entertainment, Inc. 6.375%, 8/1/21	1,035	1,100
QVC, Inc. 5.125%, 7/2/22	240	247
RCN Telecom Services LLC (RCN Capital Corp.) 144A 8.500%, 8/15/20(3)	510	528
Scientific Games International, Inc.
6.625%, 5/15/21	910	660
144A 7.000%, 1/1/22(3)	590	586
Signet UK Finance plc 4.700%, 6/15/24	895	904
Standard Pacific Corp. 5.875%, 11/15/24	545	561
Station Casinos LLC 7.500%, 3/1/21	970	1,014
Tempur Sealy International Inc 144A 5.625%, 10/15/23(3)	360	361

	PAR VALUE	VALUE
Consumer Discretionary—continued
Toll Brothers Finance Corp.
4.000%, 12/31/18	$375	$386
6.750%, 11/1/19	940	1,072
TRI Pointe Holdings, Inc. 5.875%, 6/15/24	890	877
UPCB Finance IV Ltd. 144A 5.375%, 1/15/25(3)	425	402
VTR Finance B.V. 144A 6.875%, 1/15/24(3)	600	546

		26,190

Consumer Staples—0.6%
Dole Food Co., Inc. 144A 7.250%, 5/1/19(3)	545	545
Kronos Acquisition Intermediate, Inc. (KIK Custom Products, Inc.) Second Lien, 9.750%, 4/30/20	1,241	1,267
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(3)	340	335
Rite Aid Corp. 144A 6.125%, 4/1/23(3)	250	249
Tops Holding LLC (Tops Markets II Corp.) 144A 8.000%, 6/15/22(3)	925	930

		3,326

Energy—9.7%
Afren plc 144A 11.500%, 2/1/16(3)(14)	475	12
Antero Resources Corp. 144A 5.625%, 6/1/23(3)	490	432
Blue Racer Midstream LLC (Blue Racer Finance Corp.) 144A 6.125%, 11/15/22(3)	305	291
CNOOC Finance USA LLC 3.500%, 5/5/25	995	947
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	725	418
CONSOL Energy, Inc. 5.875%, 4/15/22	650	440
Denbury Resources, Inc. 5.500%, 5/1/22	440	263
Ecopetrol SA 5.375%, 6/26/26	910	794
Energy Transfer Partners LP 5.875%, 1/15/24	885	801
EnQuest plc 144A 7.000%, 4/15/22(3)	885	553
EP Energy LLC (Everest Acquisition Finance, Inc.) 9.375%, 5/1/20	840	727
Exterran Partners LP (EXLP Finance Corp.) 6.000%, 10/1/22	740	623
FTS International, Inc. 6.250%, 5/1/22	450	142

	PAR VALUE	VALUE
Energy—continued
Gazprom Neft OAO (GPN Capital SA) 144A 6.000%, 11/27/23(3)(7)	$255	$237
Gazprom OAO (Gaz Capital SA) 144A 3.850%, 2/6/20(3)(7)	1,115	1,030
Gulfmark Offshore, Inc. 6.375%, 3/15/22	960	578
Gulfport Energy, Corp. 7.750%, 11/1/20	885	874
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	540	538
Kinder Morgan, Inc. 7.750%, 1/15/32	890	936
Laredo Petroleum, Inc. 7.375%, 5/1/22	830	807
6.250%, 3/15/23	145	133
Linn Energy LLC
6.500%, 5/15/19	512	143
6.500%, 9/15/21	155	33
Lukoil International Finance BV
144A 7.250%, 11/5/19(3)	525	554
144A 4.563%, 4/24/23(3)	495	439
MarkWest Energy Partners LP (MarkWest Energy Finance Corp.) 4.875%, 12/1/24	1,390	1,279
Newfield Exploration Co.
5.750%, 1/30/22	160	155
5.625%, 7/1/24	785	746
5.375%, 1/1/26	550	503
NGL Energy Partners LP (NGL Energy Finance Corp.) 5.125%, 7/15/19	925	846
Novatek OAO (Novatek Finance Ltd.) 144A 4.422%, 12/13/22(3)(7)	1,105	958
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)	1,110	292
Pacific Exploration and Production Corp. 144A 5.375%, 1/26/19(3)	610	233
Parker Drilling Co. (The) 7.500%, 8/1/20	1,075	887
Pertamina Persero PT
144A 4.300%, 5/20/23(3)	600	550
144A 6.000%, 5/3/42(3)	400	333
Petrobras Global Finance BV
3.000%, 1/15/19	795	574
5.375%, 1/27/21	830	606
Petroleos de Venezuela SA
RegS 8.500%, 11/2/17(4)	485	326
144A 6.000%, 5/16/24(3)	1,580	513
RegS 6.000%, 11/15/26(4)	790	255
Petroleos Mexicanos 5.500%, 6/27/44	650	522
PHI, Inc. 5.250%, 3/15/19	360	311
QEP Resources, Inc. 6.875%, 3/1/21	1,105	1,022

See Notes to Financial Statements

44

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE		VALUE
Energy—continued
QGOG Constellation SA 144A 6.250%, 11/9/19(3)	$1,000		$445
Regency Energy Partners LP 4.500%, 11/1/23	1,160		1,073
Sabine Oil & Gas Corp. 7.250%, 6/15/19(14)	935		136
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	915		853
SM Energy Co. 6.125%, 11/15/22	1,160		1,080
Sunoco LP (Sunoco Finance Corp.)
144A 5.500%, 8/1/20(3)	700		693
144A 6.375%, 4/1/23(3)	1,075		1,056
Transcanada Trust 5.625%, 5/20/75(2)	940		900
Transocean, Inc. 4.300%, 10/15/22	1,050		648
Whiting Petroleum Corp. 6.250%, 4/1/23	910		792

			31,332

Financials—16.5%
Aercap Ireland Capital Ltd. 4.250%, 7/1/20	165		165
Akbank TAS 144A 7.500%, 2/5/18(3)	1,565	TRY	449
Allstate Corp. (The) 5.750%, 8/15/53(2)(6)	1,455		1,506
ALROSA Finance S.A. 144A 7.750%, 11/3/20(3)	1,065		1,116
Ares Finance Co. II LLC 144A 5.250%, 9/1/25(3)	930		947
Avis Budget Car Rental LLC (Avis Budget Finance, Inc.) 144A 5.250%, 3/15/25(3)	785		729
Banco Bilbao Vizcaya Argentaria Bancomer S.A.
144A 6.500%, 3/10/21(3)	425		454
144A 6.750%, 9/30/22(3)	1,000		1,082
Banco de Credito del Peru
144A 4.250%, 4/1/23(3)	657		634
144A 6.125%, 4/24/27(2)(3)	1,095		1,128
Banco Internacional del Peru SAA
144A 5.750%, 10/7/20(3)	1,060		1,137
144A 6.625%, 3/19/29(3)	395		393
Banco Santander Brasil SA 144A 8.000%, 3/18/16	900	BRL	216
Bancolombia S.A. 5.125%, 9/11/22	1,015		959
Bank of America Corp. 4.200%, 8/26/24	1,140		1,138
Bank of China Ltd. 144A 5.000%, 11/13/24(3)	875		889
Bank of Georgia JSC 144A 7.750%, 7/5/17(3)	1,015		1,055
Block Financial LLC 4.125%, 10/1/20	490		490

	PAR VALUE	VALUE
Financials—continued
Brixmor Operating Partnership LP 3.875%, 8/15/22	$245	$247
Citizens Financial Group, Inc. 144A 5.500%(2)(3)(5)	920	897
Compass Bank 3.875%, 4/10/25	900	839
Corporate Office Properties LP 3.600%, 5/15/23	950	892
Corrections Corp of America 5.000%, 10/15/22	1,465	1,476
CTR Partnership LP (Caretrust Capital Corp.) 5.875%, 6/1/21	720	738
CyrusOne LP (CyrusOne Finance Corp.) 144A 6.375%, 11/15/22(3)	945	964
Development Bank of Kazakhstan OJSC 144A 4.125%, 12/10/22(3)	1,090	931
Discover Financial Services, Inc. 3.950%, 11/6/24	1,250	1,233
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	915	894
ESH Hospitality, Inc. 144A 5.250%, 5/1/25(3)	925	913
Eurasian Development Bank 144A 4.767%, 9/20/22(3)	925	876
Excel Trust LP 4.625%, 5/15/24	230	228
First Cash Financial Services, Inc. 6.750%, 4/1/21	530	533
First Niagara Financial Group, Inc. 7.250%, 12/15/21	1,160	1,306
FS Investment Corp.
4.250%, 1/15/20	785	799
4.750%, 5/15/22	285	281
Genworth Holdings, Inc. 4.900%, 8/15/23	1,170	916
GLP Capital LP (GLP Financing II, Inc.) 5.375%, 11/1/23	25	25
Healthcare Realty Trust, Inc. 3.875%, 5/1/25	395	384
HSBC Finance Corp. 6.676%, 1/15/21	500	585
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(3)(5)(6)	1,130	1,175
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.)
4.875%, 3/15/19	65	65
6.000%, 8/1/20	370	381
5.875%, 2/1/22	755	760

	PAR VALUE		VALUE
Financials—continued
ING Groep NV 6.000%(2)(5)(6)	$865		$853
iStar Financial, Inc. 5.000%, 7/1/19	940		897
Itau Unibanco Holding S.A. 144A 5.125%, 5/13/23(3)	715		620
Jefferies Group LLC 6.875%, 4/15/21	410		461
JPMorgan Chase & Co. Series Z, 5.300%(2)(5)(6)	175		172
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	795		625
Kilroy Realty Lp 4.375%, 10/1/25	830		838
Leucadia National Corp. 5.500%, 10/18/23	575		578
Lincoln National Corp. 6.050%, 4/20/67(2)(6)	300		252
Macquarie Bank Ltd. 144A 6.625%, 4/7/21(3)	189		212
McGraw Hill Financial, Inc. 144A 4.000%, 6/15/25(3)	295		294
144A 4.400%, 2/15/26(3)	485		492
Morgan Stanley 144A 10.090%, 5/3/17(3)	2,400	BRL	563
MPT Operating Partnership LP 5.500%, 5/1/24	455		465
Navient LLC 5.500%, 1/25/23	850		674
Nordea Bank AB 144A 4.250%, 9/21/22(3)	1,360		1,393
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(3)(7)	875		868
PKO Finance AB 144A 4.630%, 9/26/22(3)(7)	1,315		1,356
Prudential Financial, Inc.
5.875%, 9/15/42(2)	2,155		2,279
5.625%, 6/15/43(2)(6)	450		464
Royal Bank of Scotland Group plc (The) 6.400%, 10/21/19	370		416
Santander Bank NA 8.750%, 5/30/18	400		457
Select Income REIT 4.500%, 2/1/25	900		866
Springleaf Finance Corp. 5.250%, 12/15/19	950		931
SunTrust Bank, Inc. 5.400%, 4/1/20	250		272
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(2)(3)	740		749
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)	1,285		1,234
Ukreximbank Via Biz Finance plc 144A 9.625%, 4/27/22(3)(7)	950		837

See Notes to Financial Statements

45

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
Voya Financial, Inc. 5.650%, 5/15/53(2)	$870	$881
Walter Investment Management Corp. 7.875%, 12/15/21	695	597
York Risk Services Holding Corp. 144A 8.500%, 10/1/22(3)	685	585

		55,006

Health Care—4.6%
Acadia Healthcare Co., Inc.
5.125%, 7/1/22	300	296
144A 5.625%, 2/15/23(3)	65	66
Alere, Inc. 144A 6.375%, 7/1/23(3)	345	351
Capsugel SA PIK Interest Capitalization 144A 7.000%, 5/15/19(3)(13)	200	200
Community Health Systems, Inc. 6.875%, 2/1/22	525	537
Concordia Healthcare Corp. 144A 7.000%, 4/15/23(3)	65	57
Crimson Merger Sub, Inc. 144A 6.625%, 5/15/22(3)	710	612
DaVita Healthcare Partners, Inc. 5.125%, 7/15/24	935	920
Emdeon, Inc. 144A 6.000%, 2/15/21(3)	625	608
Endo Finance LLC (Endo Finco, Inc.) 144A 5.375%, 1/15/23(3)	660	636
HCA, Inc.
6.500%, 2/15/20	990	1,079
5.375%, 2/1/25	720	716
HealthSouth Corp.
144A 5.750%, 11/1/24(3)	95	94
144A 5.750%, 9/15/25(3)	835	812
Hill-Rom Holdings, Inc. 144A 5.750%, 9/1/23(3)	535	539
Hologic, Inc. 144A 5.250%, 7/15/22(3)	70	71
IASIS Healthcare LLC 8.375%, 5/15/19	545	562
Jaguar Holding Co. II (Pharmaceutical Product Development LLC) 144A 6.375%, 8/1/23(3)	530	517
JLL Delta Dutch Pledgeco BV PIK Interest Capitalization, 8.75% interest, 0.75% capitalization 144A, 5/1/20(3)(11)	545	550
Mallinckrodt International Finance S.A.
144A 5.750%, 8/1/22(3)	360	349
144A 5.625%, 10/15/23(3)	815	745
144A 5.500%, 4/15/25(3)	60	54

	PAR VALUE	VALUE
Health Care—continued
Quintiles Transnational Corp. 144A 4.875%, 5/15/23(3)	$435	$432
Select Medical Corp. 6.375%, 6/1/21	455	446
Sterigenics-Nordion Holdings LLC 144A 6.500%, 5/15/23(3)	325	323
Surgical Care Affiliates, Inc. 144A 6.000%, 4/1/23(3)	912	907
Tenet Healthcare Corp.
4.750%, 6/1/20	575	583
6.000%, 10/1/20	180	190
4.500%, 4/1/21	470	465
8.125%, 4/1/22	440	469
Valeant Pharmaceuticals International, Inc.
144A 7.500%, 7/15/21(3)	130	134
144A 5.625%, 12/1/21(3)	140	133
144A 5.500%, 3/1/23(3)	220	209
144A 5.875%, 5/15/23(3)	705	678

		15,340

Industrials—5.0%
ADT Corp. (The) 6.250%, 10/15/21	1,130	1,171
Ahern Rentals, Inc. 144A 7.375%, 5/15/23(3)	930	814
Air Canada 144A 6.750%, 10/1/19(3)	1,050	1,103
Pass-Through-Trust, 13-1, B 144A 5.375%, 5/15/21(3)	1,364	1,403
American Airlines Group, Inc. 144A 4.625%, 3/1/20(3)	210	205
American Airlines Pass-Through-Trust 14-1, B 4.375%, 10/1/22	859	860
AWAS Aviation Capital Ltd. 144A 7.000%, 10/17/16(3)	649	651
Bombardier, Inc. 144A 6.125%, 1/15/23(3)	740	548
Builders FirstSource, Inc. 144A 10.750%, 8/15/23(3)	480	482
Carpenter Technology Corp. 5.200%, 7/15/21	600	632
CEB, Inc. 144A 5.625%, 6/15/23(3)	365	365
Continental Airlines Pass-Through-Trust 00-1, A1 8.048%, 11/1/20	552	622
01-1, A1 6.703%, 6/15/21	235	246
DP World Ltd. 144A 6.850%, 7/2/37(3)	400	423
Harland Clarke Holdings Corp. 144A 6.875%, 3/1/20(3)	600	543

	PAR VALUE	VALUE
Industrials—continued
Hawaiian Airlines Pass-Through Certificates 13-1, B 4.950%, 1/15/22	$808	$781
JBS Investments GmbH 144A 7.250%, 4/3/24(3)	665	642
Lender Processing Services, Inc. 5.750%, 4/15/23	655	693
Masco Corp. 5.950%, 3/15/22	640	698
4.450%, 4/1/25	320	324
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	413	430
Pelabuhan Indonesia II PT 144A 4.250%, 5/5/25(3)	925	808
Penske Truck Leasing Co. LP 144A 3.375%, 2/1/22(3)	350	342
TransDigm, Inc. 6.000%, 7/15/22	630	591
144A 6.500%, 5/15/25(3)	270	255
United Rentals North America, Inc.
5.500%, 7/15/25	930	873

		16,505

Information Technology—1.4%
First Data Corp. 11.750%, 8/15/21	1,854	2,062
Flextronics International Ltd. 144A 4.750%, 6/15/25(3)	930	901
Hewlett Packard Enterprise Co.
144A 4.400%, 10/15/22(3)	200	200
144A 4.900%, 10/15/25(3)	200	199
KLA-Tencor Corp. 4.650%, 11/1/24	905	905
Riverbed Technology, Inc. 144A 8.875%, 3/1/23(3)	540	493

		4,760

Materials—4.2%
Alpek SA de C.V. 144A 5.375%, 8/8/23(3)	1,460	1,504
ArcelorMittal 6.125%, 6/1/25	945	768
Berry Plastics Corp. 5.125%, 7/15/23	870	824
Braskem America Finance Co. RegS 7.125%, 7/22/41(4)	1,300	907
Cascades, Inc. 144A 5.500%, 7/15/22(3)	1,100	1,049
Corp Nacional del Cobre de Chile 144A 4.500%, 9/16/25(3)	820	788

See Notes to Financial Statements

46

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE		VALUE
Materials—continued
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	$455		$400
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(3)(7)	550		548
Fibria Overseas Finance Ltd. 5.250%, 5/12/24(3)	910		878
Fortescue Metals Group (FMG) Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(3)	550		514
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	735		690
Gerdau Trade, Inc. 144A 5.750%, 1/30/21(3)	150		130
Hexion U.S. Finance Corp. 6.625%, 4/15/20	580		496
INEOS Group Holdings SA 144A 5.875%, 2/15/19(3)	920		859
Owens-Brockway Glass Container, Inc. 144A 5.875%, 8/15/23(3)	50		51
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(3)	850		864
Severstal OAO (Steel Capital SA) 144A 6.700%, 10/25/17(3)(7)	425		447
Tronox Finance LLC 6.375%, 8/15/20	650		416
Union Andina de Cementos SAA 144A 5.875%, 10/30/21(3)	155		150
United States Steel Corp. 6.875%, 4/1/21	550		421
Vedanta Resources plc
144A 9.500%, 7/18/18(3)	745		626
144A 6.000%, 1/31/19(3)	720		525

			13,855

Telecommunication Services—3.0%
Altice Financing SA
144A 6.625%, 2/15/23(3)	720		693
US II Corp. 144A 7.750%, 7/15/25(3)	400		356
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	5,000	MXN	282
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(3)	880		932
CenturyLink, Inc. Series V 5.625%, 4/1/20	570		529
Comcel Trust 144A 6.875%, 2/6/24(3)	475		469
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	1,100		1,023
Empresa Nacional de Telecomunicaciones S.A. 144A 4.875%, 10/30/24(3)	430		428

	PAR VALUE	VALUE
Telecommunication Services—continued
Frontier Communications Corp.
6.250%, 9/15/21	$670	$561
144A 10.500%, 9/15/22(3)	210	205
Level 3 Financing, Inc. 7.000%, 6/1/20	935	970
Neptune Finco Corp.
144A 10.125%, 1/15/23(3)	340	344
144A 6.625%, 10/15/25(3)	650	655
Sprint Communications, Inc. 6.000%, 11/15/22	935	706
T-Mobile USA, Inc. 6.500%, 1/15/24	380	369
Verizon Communications, Inc. 4.400%, 11/1/34	895	833
Windstream Corp. 7.750%, 10/15/20	780	666

		10,021

Utilities—1.7%
AmeriGas Partners LP 7.000%, 5/20/22	770	793
Calpine Corp. 5.375%, 1/15/23	586	549
Electricite de France SA 144A 5.250%(2)(3)(5)(6)	1,360	1,309
Enel SpA 144A 8.750%, 9/24/73(2)(3)(6)	375	432
Lamar Funding Ltd. 144A 3.958%, 5/7/25(3)	910	851
Majapahit Holding BV 144A 7.750%, 1/20/20(3)	795	886
NRG Yield Operating LLC 5.375%, 8/15/24	345	304
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)	625	572
TerraForm Power Operating LLC 144A 5.875%, 2/1/23(3)	860	763
Texas Competitive Electric Holdings Co. LLC Series A 10.250%, 11/1/15(12)	200	26

		6,485
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $197,404)		181,553

LOAN AGREEMENTS(2)—11.5%

Consumer Discretionary—3.4%
Advantage Sales & Marketing, Inc. Second Lien, 7.500%, 7/25/22	740	710
Affinity Gaming LLC 5.250%, 11/9/17	541	544
Aristocrat Leisure Ltd. 4.750%, 10/20/21	537	539
Brickman Group Ltd. LLC (The) Second Lien, 7.500%, 12/17/21	344	336

	PAR VALUE	VALUE
Consumer Discretionary—continued
Caesars Entertainment Operating Co., Inc.
Tranche B-6, 9.500%, 3/1/17(14)	$512	$477
Tranche B-7, 11.500%, 1/28/18(14)	102	93
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	353	311
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	480	454
Cirque Du Soleil 5.000%, 7/8/22	254	254
El Dorado Resorts, Inc. 4.250%, 7/25/22	204	205
Graton Resort & Casino Tranche B, 4.750%, 9/1/22	268	268
iHeartCommunications, Inc. (Clear Channel Communications, Inc.) Tranche D, 6.944%, 1/30/19	808	673
Key Safety Systems, Inc. 4.750%, 8/29/21	440	430
Landry’s, Inc. (Landry’s Restaurants, Inc.) Tranche B, 4.000%, 4/24/18	902	904
Laureate Education, Inc. 2018 Extended, 5.000%, 6/15/18	577	485
Life Time Fitness, Inc. 4.250%, 6/10/22	564	562
Marina District Finance Co., Inc. 6.500%, 8/15/18	264	267
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	1,042	1,045
PetSmart, Inc. Tranche B-1 4.250%, 3/11/22	154	153
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	549	553
Staples, Inc. First Lien, 0.000%, 4/23/21(8)	697	694
Transtar Holding Co. Second Lien, 10.000%, 10/9/19	380	369
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	784	734
U.S. Farathane Corp. 6.750%, 12/23/21	364	366

		11,426

Consumer Staples—0.9%
Albertson’s LLC Tranche B-4, 5.500%, 8/25/21	667	668

See Notes to Financial Statements

47

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Staples—continued
Hostess Brands LLC Tranche B Second Lien, 8.500%, 8/3/23	$890	$893
Rite Aid Corp. Tranche 2, Second Lien, 4.875%, 6/21/21	550	551

		2,112

Energy—0.9%
Arch Coal, Inc. 6.250%, 5/16/18	1,101	629
Chelsea Petroleum I LLC 0.000%, 7/22/22(8)	783	776
Chief Exploration & Development LLC Second Lien, 7.500%, 5/16/21	649	539
Drillships Ocean Ventures, Inc. 5.500%, 7/25/21	564	379
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	520	421
Seadrill Operating LP 4.000%, 2/21/21	502	308

		3,052

Financials—0.1%
Capital Automotive LP Second Lien, 6.000%, 4/30/20	450	454

Health Care—1.7%
21st Century Oncology, Inc. Tranche B 6.500%, 4/30/22	227	216
AMAG Pharmaceuticals, Inc. 4.750%, 8/17/21	149	149
American Renal Holdings, Inc. Second Lien, 8.500%, 3/20/20	909	909
Amneal Pharmaceuticals LLC Tranche B, 5.125%, 11/1/19	330	331
Ardent Legacy Acquisitions, Inc. 6.500%, 8/4/21	459	461
Concentra, Inc. First Lien, Tranche B 4.625%, 6/1/22	60	60
Horizon Pharma, Inc. 4.500%, 5/7/21	195	190
InVentiv Health, Inc. Tranche B-4, 7.750%, 5/15/18	583	585
MMM Holdings, Inc. 9.750%, 12/12/17(15)	253	193
MSO of Puerto Rico, Inc. 9.750%, 12/12/17(15)	184	140
NVA Holdings, Inc. Second Lien 8.000%, 8/14/22	509	506

	PAR VALUE	VALUE
Health Care—continued
PharMEDium Healthcare Corp. Second Lien, 7.750%, 1/28/22	$187	$185
Regional Care, Inc. (RCHP, Inc.) First Lien, 5.250%, 4/23/19	827	820
Surgery Center Holdings, Inc.
First Lien, 5.250%, 11/3/20	647	647
Second Lien, 8.500%, 11/3/21	288	291

		5,683

Industrials—1.3%
Ceridian HCM Holding, Inc. 4.500%, 9/15/20	736	700
DynCorp International, Inc. 6.250%, 7/7/16	386	378
Filtration Group Corp. Second Lien, 8.250%, 11/22/21	194	194
Husky Injection Molding Systems Ltd. 4.250%, 6/30/21	532	526
Landmark U.S. Member LLC (Landmark U.S. Corp Acquisition, Inc.) Second Lien 8.250%, 1/25/21	725	723
Navistar, Inc. 6.500%, 8/7/20	729	714
Sedgwick Claims Management Services, Inc. Second Lien, 6.750%, 2/28/22	1,105	1,047

		4,282

Information Technology—2.4%
Allflex Holdings III, Inc. Second Lien, 8.000%, 7/19/21	599	592
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	660	656
Blue Coat Systems, Inc. 4.500%, 5/20/22	195	194
Deltek, Inc.
First Lien 5.000%, 6/25/22	23	23
Second Lien 9.500%, 6/26/23	408	409
Epicor Software Corp. Tranche B, 4.750%, 6/1/22	364	362
First Data Corp.
2018 Term Loan 3.696%, 3/23/18	1,349	1,340
3.946%, 7/8/22	225	224
Infinity Acquisition Ltd. 4.000%, 8/6/21	354	351

	PAR VALUE		VALUE
Information Technology—continued
Kronos Acquisition Intermediate, Inc. (KIK Custom Products) 6.000%, 8/26/22	$865		$849
Mitchell International, Inc. Second Lien, 8.500%, 10/11/21	1,323		1,322
Presidio, Inc. Refinancing Term 5.250%, 2/2/22	676		676
Riverbed Technologies, Inc. 6.000%, 4/25/22	407		408

			7,406

Materials—0.4%
CPI Acquisition, Inc. First Lien, 6.750%, 8/17/22	500		497
Fortescue Metals Group (FMG) Resources Property Ltd. 3.750%, 6/30/19	318		261
Houghton International, Inc. Holding Corp. Second Lien, 9.750%, 12/21/20	630		627
INEOS U.S. Finance LLC 2022 Dollar 4.250%, 3/31/22	57		55

			1,440

Utilities—0.4%
Atlantic Power LP 4.750%, 2/24/21	173		172
NRG Energy, Inc. 2.750%, 7/1/18	903		885
Texas Competitive Electric Holdings Co. LLC 2017 Extended, 4.683%, 10/10/17(12)	375		145

			1,202
TOTAL LOAN AGREEMENTS (Identified Cost $40,125)			38,324

	SHARES

PREFERRED STOCKS—3.3%

Energy—0.3%
PTT Exploration & Production PCL 144A, 4.875%(2)(3)	905	(10)	872

Financials—2.8%
Ally Financial, Inc. Series A, 8.500%(2)	20,000		519
Ally Financial, Inc. Series G, 144A 7.000%(3)	161		162

See Notes to Financial Statements

48

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES		VALUE
Financials—continued
Banco Bilbao Vizcaya Argentaria S.A. International S.A. Unipersonal 5.919%(2)	265	(10)	$268
Bank of New York Mellon Corp. (The) Series E, 4.950%(2)	705	(10)	694
Citigroup, Inc. Series J, 7.125%(2)	46,600		1,254
Citigroup, Inc. Series N, 5.800%(2)	1,065	(10)	1,050
General Electric Capital Corp. Series B, 6.25%(2)	700	(10)	760
General Electric Capital Corp. Series C, 5.25%(2)	600	(10)	617
Goldman Sachs Group, Inc. (The) Series L, 5.700%(2)	635	(10)	633
JPMorgan Chase & Co. Series V, 5.000%(2)	285	(10)	277
PNC Financial Services Group, Inc. (The) Series R, 4.850%(2)	965	(10)	903
SunTrust Bank, Inc. 5.625%(2)	260	(10)	260
Wells Fargo & Co. Series K, 7.980%(2)	950	(10)	1,003
Zions Bancorp 6.950%(2)	38,525		1,083

			9,483

Industrials—0.2%
Seaspan Corp. Series C, 9.500%	20,000		508
TOTAL PREFERRED STOCKS (Identified Cost $10,578)			10,863

COMMON STOCK—0.0%

Consumer Discretionary—0.0%
Mark IV Industries	446		16
TOTAL COMMON STOCK (Identified Cost $4)			16

EXCHANGE-TRADED FUND—0.5%
SPDR S&P 500 (R) ETF Trust	9,500		1,820
TOTAL EXCHANGE-TRADED FUND (Identified Cost $1,799)			1,820

	SHARES	VALUE
AFFILIATED MUTUAL FUND—2.7%
Virtus Credit Opportunities Fund(16)	927,131	$9,058
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $9,270)		9,058
TOTAL LONG TERM INVESTMENTS—99.4%
(Identified Cost $352,257)		330,551	(9)

SHORT-TERM INVESTMENT—1.1%

Money Market Mutual Fund—1.1%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	3,669,575	3,670
TOTAL SHORT-TERM INVESTMENT (Identified Cost $3,670)		3,670
TOTAL INVESTMENTS—100.5% (Identified Cost $355,927)		334,221	(1)
Other assets and liabilities, net—(0.5)%		(1,687)

NET ASSETS—100.0%		$332,534

Abbreviations:

ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust
SPDR	S&P Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2015.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $122,366 or 36.8% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	No contractual maturity date.
(6)	Interest payments may be deferred.
(7)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	This loan will settle after September 30, 2015, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(9)	All or a portion of the Fund’s assets have been segregated as collateral for delayed delivery security.
(10)	Value shown as par value.
(11)	92.1% of the income received was in cash and 7.9% in PIK.
(12)	Security in default, portion of the interest payments are being received during the bankruptcy proceedings.
(13)	100% of the income received was in cash.
(14)	Security in default.
(15)	Illiquid security.
(16)	This fund is a public fund and the prospectus and annual report are publicly available.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

Country Weightings (Unaudited)†
United States	76%
Canada	2
Luxembourg	2
Mexico	2
Netherlands	2
Cayman Islands	1
United Kingdom	1
Other	14
Total	100%
† % of total investments as of September 30, 2015.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

49

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$15,871	$—	$15,327	$544
Corporate Bonds and Notes	181,553	—	181,553	—
Foreign Government Securities	14,549	—	14,549	—
Loan Agreements	38,324	—	37,955	369
Mortgage-Backed Securities	54,630	—	54,630	—
Municipal Bonds	375	—	375	—
U.S. Government Securities	3,492	—	3,492	—
Equity Securities:
Affiliated Mutual Fund	9,058	9,058	—	—
Common Stock	16	—	—	16
Exchange-Traded Fund	1,820	1,820	—	—
Preferred Stocks	10,863	2,281	8,582	—
Short-Term Investment	3,670	3,670	—	—

Total Investments	$334,221	$16,829	$316,463	$929

Securities held by the Fund with an end of period value of $1,083 were transferred from Level 1 to Level 2 since an exchange price is no longer available.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total		Asset-Backed Securities		Common Stocks	Loan Agreements
Investments in Securities
Balance as of September 30, 2014:	$24		$—		$24	$—
Accrued discount/(premium)	—	(d)	—	(d)	—	—
Realized gain (loss)	—		—	(d)	—	—
Change in unrealized appreciation (depreciation)(c)	(9)		(1)		(8)	—
Purchases	545		545		—	—
Sales(b)	—		—		—	—
Transfers into Level 3(a)	369	(e)	—		—	369	(e)
Transfers from Level 3(a)	—		—		—	—

Balance as of September 30, 2015	$929		$544		$16	$369

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2015, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Included in the related net change in unrealized appreciation/(depreciation) in the Statements of Operations on investments still held as of September 30, 2015. The change in unrealized appreciation (depreciation) on investments still held on September 30, 2015 was $(8).
(d)	Amount less than $500.
(e)	The transfer is due to increase and/or decrease in trading activities at period end.

None of the securities in this table are internally fair valued.

See Notes to Financial Statements

50

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE		VALUE
ASSET-BACKED SECURITIES—0.2%
Home Equity Loan Trust 07-HSA3, AI4 6.110%, 6/25/37(2)	$1,146		$1,160
TOTAL ASSET-BACKED SECURITIES (Identified Cost $1,131)			1,160

CORPORATE BONDS AND NOTES—4.9%

Consumer Discretionary—0.8%
American Axle & Manufacturing, Inc. 5.125%, 2/15/19	835		838
Argos Merger Sub, Inc. 144A 7.125%, 3/15/23(3)	905		918
Boyd Gaming Corp. 6.875%, 5/15/23	365		372
iHeartCommunications, Inc. 10.000%, 1/15/18	1,365		729
International Game Technology plc 144A 5.625%, 2/15/20(3)	600		585
Isle of Capri Casinos, Inc. 5.875%, 3/15/21	179		185
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	950		1,018
Numericable Group SA 144A 4.875%, 5/15/19(3)	755		732
Univision Communications, Inc. 144A 5.125%, 5/15/23(3)	445		425

			5,802

Consumer Staples—0.2%
Dole Food Co., Inc. 144A 7.250%, 5/1/19(3)	880		880
Spectrum Brands, Inc. 6.375%, 11/15/20	715		760

			1,640

Energy—0.3%
FTS International, Inc. 144A 7.837%, 6/15/20(2)(3)	1,120		830
6.250%, 5/1/22	825		260
Halcon Resources Corp. 144A 8.625%, 2/1/20(3)	435		363
PHI, Inc. 5.250%, 3/15/19	450		389

			1,842

Financials—0.9%
Aercap Ireland Capital Ltd. 4.250%, 7/1/20	335		335
Aircastle Ltd. 4.625%, 12/15/18	580		592
Banco Santander Brasil SA 144A 8.000%, 3/18/16(3)	1,300	BRL	312
iStar Financial, Inc.
4.875%, 7/1/18	1,415		1,374
5.000%, 7/1/19	865		826

	PAR VALUE	VALUE
Financials—continued
Springleaf Finance Corp. 5.250%, 12/15/19	$2,510	$2,460

		5,899

Health Care—0.7%
Capsugel SA PIK Interest Capitalization 144A 7.000%, 5/15/19(3)(4)	350	350
Community Health Systems, Inc. 5.125%, 8/15/18	1,055	1,081
Quintiles Transnational Corp. 144A 4.875%, 5/15/23(3)	385	382
Tenet Healthcare Corp. 5.000%, 3/1/19	415	403
144A 3.837%, 6/15/20(2)(3)	730	726
6.000%, 10/1/20	435	460
Valeant Pharmaceuticals International, Inc. 144A 6.750%, 8/15/18(3)	965	984
144A 5.375%, 3/15/20(3)	750	731

		5,117

Industrials—0.2%
Air Canada 144A 6.750%, 10/1/19(3)	965	1,013
American Airlines Group, Inc. 144A 4.625%, 3/1/20(3)	460	450

		1,463

Information Technology—0.4%
Avaya, Inc. 144A 7.000%, 4/1/19(3)	1,090	869
Blue Coat Holdings, Inc. 144A 8.375%, 6/1/23(3)	430	431
First Data Corp. 11.750%, 8/15/21	1,331	1,481

		2,781

Materials—0.9%
Ardagh Packaging Finance plc 144A 6.250%, 1/31/19(3)	400	400
Beverage Packaging Holdings Luxembourg II SA 144A 6.000%, 6/15/17(3)	1,465	1,439
Fortescue Metals Group (FMG) Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(3)	160	150
Hexion U.S. Finance Corp. 6.625%, 4/15/20	2,745	2,347
INEOS Group Holdings SA 144A 5.875%, 2/15/19(3)	1,130	1,055
Vedanta Resources plc 144A 9.500%, 7/18/18(3)	685	576

		5,967

	PAR VALUE	VALUE
Telecommunication Services—0.3%
Frontier Communications Corp. 144A 8.875%, 9/15/20(3)	$215	$211
6.250%, 9/15/21	1,085	909
Level 3 Financing, Inc. 7.000%, 6/1/20	1,105	1,146

		2,266

Utilities—0.2%
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)	1,510	1,382
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $37,105)		34,159

LOAN AGREEMENTS(2)—97.0%

Consumer Discretionary—29.7%
Acosta Holdco, Inc. Tranche B-1 4.250%, 9/26/21	1,876	1,851
Advantage Sales & Marketing, Inc. First Lien, 4.250%, 7/23/21	2,086	2,053
Second Lien, 7.500%, 7/25/22	1,780	1,709
Affinity Gaming LLC 5.250%, 11/9/17	971	977
Allison Transmission Tranche B-3, 3.500%, 8/23/19	645	646
Aristocrat Leisure Ltd. 4.750%, 10/20/21	3,346	3,354
Boyd Gaming Corp. Tranche B, 4.000%, 8/14/20	4,367	4,370
Brickman Group Ltd. LLC (The) Second Lien, 7.500%, 12/17/21	1,971	1,927
Caesars Entertainment Operating Co., Inc.
Tranche B-4, 6.375%, 10/31/16(8)	943	886
Tranche B-6, 5.500%, 3/1/17(8)	2,558	2,381
Tranche B-7, 7.500%, 1/28/18(8)	2,220	2,018
Caesars Entertainment Resort Properties LLC Tranche B, 7.000%, 10/11/20	3,054	2,861
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	3,493	3,083
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	2,523	2,384
Cequel Communications LLC 3.500%, 2/14/19	1,646	1,629
Charter Communications Operations LLC
Tranche F, 3.000%, 1/3/21	6,180	6,089
Tranche H, 3.250%, 8/24/21	1,104	1,100
Tranche I, 3.500%, 1/24/23	1,348	1,343

See Notes to Financial Statements

51

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
Chrysler Group LLC Tranche B, 3.250%, 12/31/18	$2,573	$2,555
Cirque Du Soleil 5.000%, 7/8/22	1,613	1,616
CityCenter Holdings LLC Tranche B, 4.250%, 10/16/20	2,560	2,556
Cooper-Standard Automotive, Inc. 4.000%, 4/4/21	2,988	2,974
CSC Holdings, Inc.
Tranche B, 2.694%, 4/17/20	2,066	2,054
0.000%, 9/23/22(7)	5,060	5,038
Cumulus Media Holdings, Inc. 4.250%, 12/23/20	1,756	1,484
Delta 2 (Lux) S.A.R.L. Tranche B-3, 4.750%, 7/30/21	3,813	3,752
El Dorado Resorts, Inc. 4.250%, 7/25/22	1,042	1,043
Federal-Mogul Corp. Tranche C, 4.750%, 4/15/21	2,308	2,196
Golden Nugget, Inc. 5.500%, 11/21/19	1,000	1,004
Delayed Draw 5.500%, 11/21/19	429	430
Graton Resort & Casino Tranche B, 4.750%, 9/1/22	1,146	1,145
Hilton Worldwide Finance LLC 3.500%, 10/26/20	13,756	13,743
Hudson’s Bay Co. 0.000%, 8/12/27(7)	1,980	1,991
iHeartCommunications, Inc. (Clear Channel Communications, Inc.) Tranche D, 6.944%, 1/30/19	13,633	11,343
Infiltrator Systems Tranche B, 5.250%, 5/27/22	723	724
Intelsat Jackson Holdings S.A. Tranche B-2, 3.750%, 6/30/19	2,838	2,767
Jarden
Tranche B-1, 2.944%, 9/30/20	198	199
Tranche B-2 2.944%, 7/30/22	1,393	1,394
KAR Auction Services, Inc. Tranche B-2, 3.500%, 3/11/21	2,563	2,564
Key Safety Systems, Inc. 4.750%, 8/29/21	2,030	1,989
Laureate Education, Inc. 2018 Extended, 5.000%, 6/15/18	4,201	3,529
Leslie’s Poolmart Tranche B, 4.250%, 10/16/19	3,210	3,149
Libbey Glass, Inc. 3.750%, 4/9/21	3,510	3,505
Life Time Fitness, Inc. 4.250%, 6/10/22	2,790	2,783

	PAR VALUE	VALUE
Consumer Discretionary—continued
Marina District Finance Co., Inc. 6.500%, 8/15/18	$814	$821
MCC LLC (Mediacom Broadband Group)
Tranche H, 3.250%, 1/29/21	2,293	2,263
Tranche G, 3.500%, 6/30/21	2,319	2,303
Tranche J, 3.750%, 6/30/21	925	924
Media General, Inc. 4.000%, 7/31/20	4,108	4,082
Metaldyne LLC 3. 7.50%, 10/20/21	2,606	2,596
MGM Resort International Tranche B 3.500%, 12/20/19	5,726	5,691
Michaels Stores, Inc. Tranche B, 3.750%, 1/28/20	2,918	2,917
Mohegan Tribal Gaming Authority Tranche B, 5.500%, 6/15/18	2,448	2,441
Numericable SFR
Tranche B-1, 4.500%, 5/21/20	1,302	1,297
Tranche B-2, 4.500%, 5/21/20	1,136	1,132
Party City Holdings, Inc. 4.250%, 8/19/22	687	687
Peninsula Gaming LLC Tranche B, 4.250%, 11/20/17	796	796
Penn National Gaming, Inc. Tranche B, 3.250%, 10/30/20	2,948	2,946
Peppermill Casinos, Inc. Tranche B, 7.250%, 11/9/18	2,266	2,272
PetSmart, Inc. Tranche B-1 4.250%, 3/11/22	1,117	1,117
Pinnacle Entertainment, Inc. Tranche B-2, 3.750%, 8/13/20	1,858	1,859
Scientific Games International, Inc. Tranche B-2, 6.000%, 10/1/21	2,786	2,755
ServiceMaster Co. LLC (The) 4.250%, 7/1/21	6,545	6,549
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	1,450	1,459
Sinclair Television Group, Inc. Tranche B-1, 3.500%, 7/30/21	3,756	3,730
Six Flags Theme Parks, Inc. Tranche B, 3.500%, 6/30/22	1,354	1,356
SRAM LLC First Lien, 4.417%, 4/10/20	2,461	2,332
Staples, Inc. First Lien, 0.000%, 4/23/21(7)	2,412	2,403
Station Casinos LLC Tranche B, 4.250%, 3/2/20	3,008	3,006

	PAR VALUE	VALUE
Consumer Discretionary—continued
TI Group Auto Systems LLC 4.500%, 6/30/22	$290	$287
Transtar Holding Co.
First Lien, 5.750%, 10/9/18	1,427	1,384
Second Lien, 10.000%, 10/9/19	460	446
Tribune Media Co. Tranche B, 3.750%, 12/28/20	3,988	3,960
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	2,142	2,004
U.S. Farathane Corp. 6.750%, 12/23/21	1,210	1,217
Univision Communications, Inc. First Lien, 4.000%, 3/1/20	4,396	4,374
4.000%, 3/1/20	7,586	7,548
Virgin Media Investment Holdings Ltd. Tranche F, 3.500%, 6/30/23	2,590	2,556
Ziggo B.V.
Tranche B-3, 3.125%, 1/15/22	1,482	1,457
Tranche B-1, 3.500%, 1/15/22	1,398	1,375
Tranche B-2, 3.500%, 1/15/22	901	886

		205,416

Consumer Staples—4.5%
Albertson’s LLC Tranche B-4, 5.500%, 8/25/21	2,263	2,267
ARAMARK Corp.
Tranche E, 3.250%, 9/7/19	3,823	3,821
Tranche F, 3.250%, 2/24/21	983	981
Charger OpCo B.V. (Oak Tea, Inc.) Tranche B-1, 4.250%, 7/2/22	1,083	1,085
Crossmark Holdings, Inc.
First Lien, 4.500%, 12/20/19	1,968	1,738
Second Lien, 8.750%, 12/21/20	520	408
Del Monte Corp. First Lien, 4.875%, 2/18/21	946	898
Dole Food Co., Inc. Tranche B, 4.639%, 11/1/18	2,179	2,177
Hostess Brands LLC
Tranche B, First Lien, 4.500%, 8/3/22	2,570	2,577
Tranche B Second Lien, 8.500%, 8/3/23	1,900	1,906
Kronos Acquisition Intermediate, Inc. (KIK Custom Products, Inc.)
Second Lien, 9.750%, 4/30/20	4,447	4,541
6.000%, 8/26/22	2,227	2,186
Prestige Brands, Inc. Tranche B-3, 4.250%, 9/3/21	263	263
Reynolds Group Holdings, Inc. 4.500%, 12/1/18	3,988	3,995

See Notes to Financial Statements

52

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Staples—continued
Rite Aid Corp.
Tranche 1 5.750%, 8/21/20	$101	$102
Tranche 2, Second Lien, 4.875%, 6/21/21	1,417	1,421
Spectrum Brands, Inc. 4.125%, 6/23/22	740	743

		31,109

Energy—2.7%
Arch Coal, Inc. 6.250%, 5/16/18	3,326	1,900
Azure Midstream 7.500%, 11/15/18	1,364	1,173
Chelsea Petroleum I LLC 0.000%, 7/22/22(7)	1,634	1,620
Chief Exploration & Development LLC Second Lien, 7.500%, 5/16/21	2,739	2,273
Drillships Ocean Ventures, Inc. 5.500%, 7/25/21	1,510	1,015
Fieldwood Energy LLC 3.875%, 10/1/18	847	724
Second Lien, 8.375%, 9/30/20	2,613	742
FTS International, Inc. 5.750%, 4/16/21	791	247
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	2,045	1,657
MEG Energy Corp. 3.750%, 3/31/20	1,921	1,801
Ocean Rig Tranche B-1, 6.000%, 3/31/21	2,940	1,755
Paragon Offshore Finance Co. 3.750%, 7/16/21	1,716	699
Sabine Oil & Gas LLC Second Lien, 8.750%, 12/31/18(8)	1,290	229
Seadrill Operating LP 4.000%, 2/21/21	5,278	3,237

		19,072

Financials—6.0%
Alix Partners LLP 4.500%, 7/28/22	4,146	4,141
Asurion LLC Tranche B-1, 5.000%, 5/24/19	1,069	1,023
Tranche B-2, 4.250%, 7/8/20	731	687
Tranche B-4, 5.000%, 8/4/22	1,071	1,016
Capital Automotive LP Tranche B-1, 4.000%, 4/10/19	1,502	1,503
Second Lien, 6.000%, 4/30/20	1,828	1,845
Clipper Acquisitions Corp. Tranche B, 3.000%, 2/6/20	986	971
Delos Finance S.A.R.L. 3.500%, 3/6/21	4,026	4,022

	PAR VALUE	VALUE
Financials—continued
DtTZ U.S. Borrower, LLC (DTZ AUS Holdco PTY Ltd.) First Lien, 4.250%, 11/4/21	$2,993	$2,967
iStar Financial, Inc. Tranche A-2, 7.000%, 3/19/17	362	371
National Financial Partners LLC 4.500%, 7/1/20	2,799	2,757
Realogy Corp. Extended LOC, 2.415%, 10/10/16	204	203
Tranche B, 3.750%, 3/5/20	7,377	7,369
Starwood Property Trust, Inc. First Lien, 3.500%, 4/17/20	3,296	3,253
TransUnion LLC Tranche B-2, 3.500%, 4/9/21	5,214	5,170
Walter Investment Management Corp. Tranche B, 4.750%, 12/18/20	4,303	3,998

		41,296

Health Care—16.3%
21st Century Oncology, Inc. Tranche B 6.500%, 4/30/22	1,905	1,815
Accellent, Inc. First Lien, 4.500%, 3/12/21	1,749	1,749
Air Medical 4.500%, 4/28/22	184	174
Akorn, Inc. 5.500%, 4/16/21	2,711	2,709
Alere, Inc. Tranche B, 4.250%, 6/20/22	1,684	1,686
AMAG Pharmaceuticals, Inc. 4.750%, 8/17/21	1,057	1,054
American Renal Holdings, Inc. Tranche B, First Lien, 4.500%, 8/20/19	2,429	2,416
Second Lien, 8.500%, 3/20/20	2,390	2,390
Amneal Pharmaceuticals LLC Tranche B, 5.125%, 11/1/19	3,385	3,388
AmSurg Corp. 3.500%, 7/16/21	1,192	1,194
Ardent Legacy Acquisitions, Inc. 6.500%, 8/4/21	1,559	1,565
Beacon Health Strategies 4.750%, 12/23/21	2,279	2,252
Capsugel Holdings US, Inc. 3.500%, 8/1/18	3,953	3,947
CHG Healthcare Services, Inc. First Lien, 4.250%, 11/19/19	4,302	4,298
Community Health Systems, Inc. (CHS)
Incremental 2018, Tranche F, 3.575%, 12/31/18	1,291	1,292
Incremental 2019, Tranche G, 3.750%, 12/31/19	1,332	1,332

	PAR VALUE	VALUE
Health Care—continued
Incremental 2021, Tranche H, 4.000%, 1/27/21	$2,451	$2,454
Concentra, Inc. First Lien, Tranche B 4.625%, 6/1/22	289	289
Convatec, Inc. 4.250%, 6/15/20	100	100
DaVita HealthCare Partners, Inc. Tranche B, 3.500%, 6/24/21	3,116	3,116
DJO Finance 4.250%, 6/8/20	1,462	1,459
Emdeon, Inc. Tranche B-3, 3.750%, 11/2/18	495	493
Tranche B-2, 3.750%, 11/2/18	4,050	4,035
Endo Luxembourg Finance Co. I S.A.R.L. Tranche B, 3.750%, 6/24/22	2,251	2,248
Envision Healthcare Corp. (F/K/A Emergency Medical Services Corp.) 4.000%, 5/25/18	3,645	3,649
Hill-Rom Tranche B, 3.500%, 9/8/22	145	145
Horizon Pharma, Inc. 4.500%, 5/7/21	1,220	1,196
Iasis Healthcare LLC Tranche B-2, 4.500%, 5/3/18	1,971	1,975
IMS Health, Inc. Tranche B, 3.500%, 3/17/21	5,278	5,263
InVentiv Health, Inc. Tranche B-4, 7.750%, 5/15/18	2,887	2,896
Kinetic Concepts, Inc. Tranche E-2, 4.000%, 11/4/16	928	928
Tranche E-1, 4.500%, 5/4/18	571	571
Mallinckrodt International Finance S.A. Tranche B, 3.250%, 3/19/21	2,747	2,703
Tranche B-1, 3.500%, 3/19/21	289	286
MMM Holdings, Inc. 9.750%, 12/12/17(10)	377	287
MSO of Puerto Rico, Inc. 9.750%, 12/12/17(10)	274	209
Multiplan, Inc. Tranche B-1, 3.750%, 3/31/21	3,065	3,032
National Mentor Holdings, Inc. Tranche B, 4.250%, 1/31/21	1,067	1,061
National Surgical Hospitals First Lien, 4.500%, 6/1/22	1,085	1,088
NBTY, Inc. Tranche B-2, 3.500%, 10/1/17	2,782	2,768
NVA Holdings 0.000%, 8/14/21(7)	117	117
NVA Holdings, Inc. First Lien, 4.750%, 8/14/21	772	773

See Notes to Financial Statements

53

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Health Care—continued
Second Lien 8.000%, 8/14/22	$986	$980
Ortho-Clinical Diagnostics, Inc. 4.750%, 6/30/21	3,310	3,259
Pharmaceutical Product Development 4.250%, 8/18/22	2,480	2,456
PharMEDium Healthcare Corp. First Lien, 4.250%, 1/28/21	1,636	1,621
Second Lien, 7.750%, 1/28/22	540	535
PRA Holdings, Inc. Tranche B-1, 4.500%, 9/23/20	2,322	2,328
Quintiles Transnational Corp. Tranche B, 3.250%, 5/12/22	1,127	1,129
Regional Care, Inc. (RCHP, Inc.) First Lien, 5.250%, 4/23/19	3,895	3,864
RPI Finance Trust Tranche B-4, 3.500%, 11/9/20	1,134	1,132
Schumacher Group 0.000%, 7/31/22(7)	1,840	1,835
Sterigenics-Nordion 4.250%, 5/16/22	1,086	1,081
Surgery Center Holdings, Inc. First Lien, 5.250%, 11/3/20	651	652
Second Lien, 8.500%, 11/3/21	1,693	1,711
Surgical Care Affiliates, Inc. 4.250%, 3/17/22	729	729
U.S. Renal Care, Inc. Tranche B-2, First Lien, 4.250%, 7/3/19	2,981	2,980
Valeant Pharmaceuticals International, Inc. Series D-2, Tranche B, 3.500%, 2/13/19	2,158	2,128
Series C-2, Tranche B, 3.750%, 12/11/19	2	2
Series E1, Tranche B, 3.750%, 8/5/20	3,981	3,929
Series F-1, Tranche B, 4.000%, 4/1/22	3,930	3,896

		112,649

Industrials—12.3%
Air Canada 4.000%, 9/26/19	2,232	2,235
Allied Security Holdings LLC First Lien, 4.250%, 2/12/21	1,377	1,364
Second Lien, 8.000%, 8/13/21	688	680
American Airlines, Inc. 3.250%, 6/27/20	9,047	8,971
3.500%, 10/10/21	2,015	2,011
Beacon Roofing Supply 0.000%, 9/23/22(7)	423	423

	PAR VALUE	VALUE
Industrials—continued
Brickman Group Holdings, Inc. First Lien, 4.000%, 12/18/20	$3,821	$3,771
Brock Holdings III, Inc. First Lien, 6.000%, 3/16/17	2,580	2,506
Builders FirstSource 6.000%, 7/29/22	2,045	2,032
Ceridian HCM Holding, Inc. 4.500%, 9/15/20	2,361	2,244
DynCorp International, Inc. 6.250%, 7/7/16	2,372	2,323
Filtration Group Corp. First Lien, 4.250%, 11/23/20	1,425	1,427
Second Lien, 8.250%, 11/22/21	543	544
Harland Clarke Holdings Corp. Tranche B-3, 7.000%, 5/22/18	2,112	2,110
Tranche B-4, 6.000%, 8/4/19	658	657
HD Supply 3.750%, 8/13/21	2,971	2,963
Headwaters, Inc. Tranche B, 4.500%, 3/24/22	149	149
Husky Injection Molding Systems Ltd. 4.250%, 6/30/21	3,287	3,249
Landmark U.S. Member LLC (Landmark U.S. Corp Acquisition, Inc.) 4.750%, 10/25/19	112	111
First Lien, 4.750%, 10/25/19	2,818	2,806
Second Lien 8.250%, 1/25/21	970	967
McJunkin Red Man Corp. 4.750%, 11/8/19	1,037	1,015
Navistar, Inc. 6.500%, 8/7/20	1,319	1,292
Nortek, Inc. Incremental-1, 3.500%, 10/30/20	4,268	4,244
Quikrete Co., Inc. First Lien, 4.000%, 9/28/20	2,829	2,818
Rexnord LLC Tranche B, 4.000%, 8/21/20	4,900	4,862
Science Applications Tranche B, 3.750%, 5/4/22	3,082	3,085
Sedgwick Claims Management Services, Inc. First Lien, 3.750%, 3/1/21	4,807	4,742
Second Lien, 6.750%, 2/28/22	1,760	1,668
Spin Holdco, Inc. First Lien, 4.250%, 11/14/19	2,280	2,240
TransDigm, Inc. Tranche C, 3.750%, 2/28/20	6,993	6,919
Tranche D, 3.750%, 6/4/21	2,642	2,613
United Airlines, Inc. (Continental Airlines, Inc.) Tranche B-1, 3.500%, 9/15/21	4,255	4,250

	PAR VALUE	VALUE
Industrials—continued
Waste Industries USA, Inc. 4.250%, 2/27/20	$2,185	$2,197

		85,488

Information Technology—10.2%
Allflex Holdings III, Inc. First Lien, 4.250%, 7/17/20	4,150	4,108
Second Lien, 8.000%, 7/19/21	789	780
Applied Systems, Inc. First Lien, 4.250%, 1/25/21	569	568
Second Lien, 7.500%, 1/24/22	1,878	1,866
Avago Technologies Cayman Ltd. 3.750%, 5/6/21	3,047	3,049
Blue Coat Systems, Inc. 4.500%, 5/20/22	1,651	1,640
CCC Information Services 4.000%, 12/20/19	2,876	2,867
CDW LLC 3.250%, 4/29/20	8,152	8,094
Deltek, Inc. First Lien 5.000%, 6/25/22	194	194
Second Lien 9.500%, 6/26/23	858	861
Ellucian, Inc. 0.000%, 9/16/22(7)	2,580	2,578
Epicor Software Corp. Tranche B, 4.750%, 6/1/22	1,440	1,433
Evergreen Skills Lux S.A.R.L. First Lien, 5.750%, 4/28/21	2,767	2,502
Excelitas Technologies Corp. Tranche B, 6.000%, 11/2/20	2,142	2,080
First Data Corp. 2018 Term Loan 3.696%, 3/23/18	11,620	11,542
Second Lien 2018 3.696%, 9/24/18	1,156	1,147
3.946%, 7/8/22	354	353
Infinity Acquisition Ltd. 4.000%, 8/6/21	2,572	2,548
Infor (U.S.), Inc. Tranche B-5, 3.750%, 6/3/20	3,508	3,402
Tranche B-3, 3.750%, 6/3/20	4,374	4,239
Interactive Data Corp. 4.750%, 5/2/21	3,168	3,162
Mitchell International, Inc. 4.500%, 10/13/20	3,329	3,322
Second Lien, 8.500%, 10/11/21	3,057	3,054
Presidio, Inc. Refinancing Term 5.250%, 2/2/22	1,419	1,419
Riverbed Technologies, Inc. 6.000%, 4/25/22	2,164	2,170

See Notes to Financial Statements

54

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Information Technology—continued
SS&C Technologies, Inc. Tranche A-1, 2.944%, 7/8/20	$188	$188
Tranche A-2, 2.944%, 7/8/20	292	292
Tranche B-1, 4.000%, 7/8/22	1,237	1,241
Tranche B-2, 4.000%, 7/8/22	196	196

		70,895

Materials—8.1%
American Builders & Contractors Supply Co., Inc. Tranche B, 3.500%, 4/16/20	5,880	5,846
Anchor Glass Container Tranche B, 4.500%, 7/1/22	4,834	4,846
Ardagh Packaging Finance plc 4.000%, 12/17/19	863	861
AZ Chem US, Inc. First Lien, 5.125%, 6/11/21	1,532	1,533
Berlin Packaging, Inc. S.A.R.L. First Lien, 4.500%, 10/1/21	1,828	1,823
Berry Plastics Groups, Inc. Tranche D, 3.500%, 2/8/20	4,532	4,497
Tranche E, 3.750%, 1/6/21	1,843	1,833
0.000%, 9/16/22(7)	736	736
CPG International 4.750%, 9/30/20	758	751
Fortescue Metals Group (FMG) Resources Property Ltd. 3.750%, 6/30/19	4,909	4,027
Huntsman International LLC 3.750%, 10/1/21	3,970	3,848
Ineos US Finance LLC 3.750%, 12/15/20	9,000	8,747
Owens-Illinois Tranche B, 3.500%, 9/1/22	559	561
Royal Holdings, Inc. First Lien, 4.500%, 6/20/22	2,134	2,121
Solenis International LP First Lien, 4.250%, 7/31/21	2,321	2,295
Summit Materials 4.250%, 7/18/22	3,545	3,543
Univar, Inc. 4.250%, 7/1/22(7)	3,562	3,502
W.R. Grace & Co. Delayed Draw, 2.750%, 2/3/21	1,238	1,228
2.750%, 2/3/21	3,440	3,414

		56,012

Telecommunication Services—4.0%
Crown Castle Operating Co. Tranche B-2, 3.000%, 1/31/21	2,630	2,625
Global Tel*Link Corp. First Lien, 5.000%, 5/23/20	1,822	1,790

	PAR VALUE	VALUE
Telecommunication Services—continued
Level 3 Financing, Inc. Tranche B-III, 4.000%, 8/1/19	$3,875	$3,880
Tranche B, 2020 4.000%, 1/15/20	3,388	3,383
Tranche B-II, 3.500%, 5/31/22	3,343	3,322
SBA Senior Finance II LLC Tranche B-1, 3.250%, 3/24/21	3,739	3,698
Securus Technologies Holdings, Inc. First Lien, 4.750%, 4/30/20	2,352	2,284
Tranche B-2, 5.250%, 4/30/20	765	749
West Corp. Tranche B-10, 3.250%, 6/30/18	2,203	2,178
XO Communications LLC 4.250%, 3/20/21	3,564	3,543

		27,452

Utilities—3.2%
Atlantic Power LP 4.750%, 2/24/21	1,023	1,018
Calpine Construction Finance Co. LP Tranche B-1, 3.000%, 5/3/20	4,697	4,591
Tranche B-2, 3.250%, 1/31/22	3,818	3,735
3.500%, 5/27/22	941	927
Granite Acquisition, Inc.
Tranche B, First Lien, 5.000%, 12/17/21	2,827	2,776
Tranche C, First Lien, 5.000%, 12/17/21	125	123
NRG Energy, Inc. 2.750%, 7/1/18	5,293	5,192
Texas Competitive Electric Holdings Co. LLC 2017 Extended, 4.683%, 10/10/17(5)	9,165	3,532

		21,894
TOTAL LOAN AGREEMENTS (Identified Cost $694,116)		671,283

	SHARES

AFFILIATED MUTUAL FUND—1.1%
Virtus Credit Opportunities Fund(9)	767,836	7,502
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $7,677)		7,502
TOTAL LONG TERM INVESTMENTS—103.2%
(Identified Cost $740,029)		714,104	(6)
TOTAL INVESTMENTS—103.2% (Identified Cost $740,029)		714,104	(1)
Other assets and liabilities,net—(3.2)%		(22,295)

NET ASSETS—100.0%		$691,809

Abbreviations:

PIK	Payment-in-Kind Security

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2015.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $17,212 or 2.5% of net assets.
(4)	100% of the interest income received was in cash.
(5)	Security in default, interest payments are being received during the bankruptcy proceedings.
(6)	All or a portion of the Fund’s assets have been segregated as collateral for delayed delivery settlements and leverage.
(7)	This loan will settle after September 30, 2015, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(8)	Security in default.
(9)	This fund is a public fund and the prospectus and annual report are publicly available.
(10)	Illiquid security

Foreign Currencies:

BRL	Brazilian Real

Country Weightings (Unaudited)†
United States	93%
Luxembourg	3
Australia	1
Canada	1
Netherlands	1
Other	1
Total	100%
† % of total investments as of September 30, 2015

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

55

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$1,160	$—	$1,160	$—
Corporate Bonds And Notes	34,159	—	34,159	—
Loan Agreements	671,283	—	670,837	446
Equity Securities:
Affiliated Mutual Fund	7,502	7,502	—	—

Total Investments	$714,104	$7,502	$706,156	$446

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2015.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

Loan Agreements
Investments in Securities
Balance as of September 30, 2014:	$—
Accrued discount/(premium)	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales(b)	—
Transfers into Level 3(a)	446	(c)
Transfers from Level 3(a)	—

Balance as of September 30, 2015	$446

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2015, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	The transfer is due to increase and/or decrease in trading activities at period end.

None of the securities in this table are internally fair valued.

See Notes to Financial Statements

56

VIRTUS WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.4%

Consumer Discretionary—35.4%
Amazon.com, Inc.(2)	1,309	$670
AMC Networks, Inc. Class A(2)	9,404	688
American Eagle Outfitters, Inc.	43,344	677
Apollo Group, Inc. Class A	59,554	659
AutoNation, Inc.(2)	11,787	686
Buckle, Inc. (The)	18,483	683
Cabela’s, Inc.(2)	14,628	667
Carnival Corp.	14,156	704
CBS Corp. Class B	16,553	660
Choice Hotels International, Inc.	14,375	685
Columbia Sportswear Co.	11,242	661
Comcast Corp. Class A	12,220	695
Dick’s Sporting Goods, Inc.	14,306	710
Dillard’s, Inc. Class A	7,832	684
Discovery Communications, Inc. Class C(2)	27,142	659
DISH Network Corp. Class A(2)	11,388	664
DreamWorks Animation SKG, Inc. Class A(2)(3)	39,550	690
DSW, Inc. Class A	24,822	628
Expedia, Inc.	5,642	664
Federal-Mogul Corp.(2)	94,431	645
Fossil Group, Inc.(2)	12,034	672
Gap, Inc. (The)	22,238	634
Garmin Ltd.	19,647	705
Horton (D.R.), Inc.	23,564	692
Hyatt Hotels Corp. Class A(2)	14,458	681
International Speedway Corp. Class A	22,065	700
Jarden Corp.(2)	13,569	663
L Brands, Inc.	7,690	693
Lands’ End, Inc.(2)(3)	26,220	708
Las Vegas Sands Corp.	16,238	617
Lennar Corp. Class A	14,259	686
Liberty Broadband Corp.(2)	12,842	657
Liberty Global plc Class C(2)	15,661	642
Liberty Global plc(2)	20,435	700
Liberty Interactive Corp. Class A(2)	25,854	678
Liberty Media Corp.(2)	19,761	681
Liberty Tripadvisor Holdings, Class A(2)	29,175	647
Liberty Ventures Class A(2)	16,976	685
Lions Gate Entertainment Corp.	18,278	673
Madison Square Garden Co. (The)	9,605	693
Marriott International, Inc. Class A	10,373	707
Marriott Vacations Worldwide Corp.	10,242	698
Mohawk Industries, Inc.(2)	3,558	647
Morningstar, Inc.	8,636	693
News Corp. Class A	55,115	696
NIKE, Inc. Class B	6,084	748
Nordstrom, Inc.	9,571	686
Papa John’s International, Inc.	10,149	695
Penn National Gaming, Inc.(2)	40,710	683
Penske Automotive Group, Inc.	13,926	675
Ralph Lauren Corp.	6,389	755
Restaurant Brands International, Inc.	18,729	673
Sears Holdings Corp.(2)	27,570	623
Sears Hometown and Outlet Stores, Inc.(2)	87,734	703
Starbucks Corp.	12,347	702

	SHARES	VALUE
Consumer Discretionary—continued
Starz – Liberty Capital Class A(2)	17,704	$661
Tesla Motors, Inc.(2)	2,704	672
Twenty-First Century Fox, Inc. Class A	26,772	722
Under Armour, Inc. Class A(2)	6,921	670
Urban Outfitters, Inc.(2)	24,120	709
Viacom, Inc. Class B	16,003	691
Wendy’s Co. (The)	77,893	674
Wynn Resorts Ltd.	11,032	586

		42,755

Consumer Staples—5.2%
Boston Beer Co., Inc. (The) Class A(2)	3,122	657
Brown-Forman Corp. Class B	7,121	690
Estee Lauder Cos., Inc. (The) Class A	9,120	736
HRG Group, Inc.(2)	57,471	674
Kraft Heinz Co.(The)	9,496	670
Lancaster Colony Corp.	7,085	691
Monster Beverage Corp.(2)	5,243	709
PriceSmart, Inc.	8,864	686
Tootsie Roll Industries, Inc.	22,515	704

		6,217

Energy—6.5%
Cheniere Energy, Inc.(2)	13,978	675
Chesapeake Energy Corp.(3)	88,092	646
Clayton Williams Energy, Inc.(2)	14,323	556
Continental Resources, Inc.(2)	24,271	703
CVR Energy, Inc.	17,170	705
Exterran Holdings, Inc.	34,473	620
Hess Corp.	13,780	690
Par Petroleum Corp.(2)	35,383	737
RPC, Inc.(3)	68,211	603
Transocean Ltd.(3)	48,587	628
W&T Offshore, Inc.(3)	199,236	598
Western Refining, Inc.	16,594	732

		7,893

Financials—20.2%
Altisource Portfolio Solutions SA(2)	27,680	660
American Financial Group, Inc.	10,239	706
American Homes 4 Rent Class A	42,912	690
AmTrust Financial Services, Inc.	11,639	733
Berkley (W.R.) Corp.	13,048	709
Berkshire Hathaway, Inc. Class B(2)	5,454	711
BOK Financial Corp.	11,336	734
Boston Properties, Inc.	6,050	716
Brown & Brown, Inc.	22,460	696
Charles Schwab Corp. (The)	24,919	712
Cohen & Steers, Inc.	24,778	680
Credit Acceptance Corp.(2)	3,510	691
Equity Lifestyle Properties, Inc.	12,236	717
Equity Residential	9,733	731
Erie Indemnity Co. Class A	8,731	724
First Citizens BancShares, Inc. Class A	3,159	714
Franklin Resources, Inc.	18,555	691

	SHARES	VALUE
Financials—continued
Gaming and Leisure Properties, Inc.	23,289	$692
Greenlight Capital Re Ltd. Class A(2)	30,303	675
Hilltop Holdings, Inc.(2)	35,402	701
Host Hotels & Resorts, Inc.	43,918	694
Howard Hughes Corp. (The)(2)	5,825	668
Leucadia National Corp.	34,838	706
Loews Corp.	19,675	711
Mercury General Corp.	13,696	692
Ocwen Financial Corp.(2)(3)	101,026	678
Raymond James Financial, Inc.	14,167	703
Seritage Growth Properties(2)	17,157	639
Simon Property Group, Inc.	3,850	707
Taubman Centers, Inc.	10,158	702
Third Point Reinsurance Ltd(2)	51,194	689
Urban Edge Properties	33,034	713
Vornado Realty Trust	7,755	701
WisdomTree Investments, Inc.	40,169	648
WP GLIMCHER, Inc.	58,945	687

		24,421

Health Care—3.6%
Akorn, Inc.(2)	18,866	538
Bruker Corp.(2)	39,774	653
Cerner Corp.(2)	11,210	672
Halozyme Therapeutics, Inc.(2)	40,441	543
Hologic, Inc.(2)	17,042	667
MannKind Corp.(2)(3)	217,452	698
OPKO Health, Inc.(2)(3)	72,268	608

		4,379

Industrials—11.0%
Air Lease Corp.	21,448	663
American Railcar Industries, Inc.(3)	18,268	661
Cintas Corp.	8,206	704
Colfax Corp.(2)	21,749	650
Covanta Holding Corp.	37,681	658
Danaher Corp.	8,245	703
FedEx Corp.	4,904	706
Grainger (W.W.), Inc.	3,324	715
Heartland Express, Inc.	34,538	689
Hertz Global Holdings, Inc.(2)	40,421	676
Illinois Tool Works, Inc.	8,464	697
Manitowoc Co., Inc. (The)(3)	45,232	678
MasTec, Inc.(2)	40,553	642
MSC Industrial Direct Co., Inc. Class A	11,062	675
Navistar International Corp.(3)	47,188	600
Rollins, Inc.	25,187	677
Solarcity Corp.(2)(3)	14,851	634
Timken Co. (The)	24,780	681
Werner Enterprises, Inc.	25,913	650
XPO Logistics, Inc.(2)(3)	23,991	572

		13,331

Information Technology—12.6%
Amkor Technology, Inc.	154,952	696
Anixter International, Inc.	11,775	680
eBay, Inc.(2)	27,530	673
EchoStar Corp. Class A(2)	16,180	696
Facebook, Inc. Class A(2)	7,584	682

See Notes to Financial Statements

57

VIRTUS WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE
Information Technology—continued
Google, Inc. Class C(2)	1,131	$688
IAC/InterActiveCorp.	10,378	677
Intuit, Inc.	8,123	721
Marvell Technology Group Ltd.	79,606	721
National Instruments Corp.	25,527	709
Nuance Communications, Inc.(2)	41,340	677
Oracle Corp.	19,503	705
Paychex, Inc.	15,323	730
PayPal Holdings, Inc.(2)	21,181	658
Pegasystems, Inc.	28,495	701
Rackspace Hosting, Inc.(2)	24,159	596
RealPage, Inc.(2)	40,375	671
salesforce.com, Inc.(2)	9,839	683
SS&C Technologies Holdings, Inc.	9,715	681
Syntel, Inc.(2)	16,009	725
TeleTech Holdings, Inc.	26,481	709
Yahoo!, Inc.(2)	23,185	670

		15,149

Materials—4.9%
Airgas, Inc.	7,637	682
Huntsman Corp.	47,916	464
LyondellBasell Industries N.V. Class A	8,302	692
NewMarket Corp.	1,835	655
Novagold Resources, Inc.(3)	200,359	723
Scotts Miracle-Gro Co. (The) Class A	11,596	705
Silgan Holdings, Inc.	13,617	709
Timkensteel Corp.	61,319	621

	SHARES	VALUE
Materials—continued
Westlake Chemical Corp.	12,887	$669

		5,920
TOTAL COMMON STOCKS (Identified Cost $122,120)		120,065
TOTAL LONG TERM INVESTMENTS—99.4%
(Identified Cost $122,120)		120,065

SECURITIES LENDING COLLATERAL—5.7%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.160%)(4)	6,922,260	6,922
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $6,922)		6,922
TOTAL INVESTMENTS—105.1% (Identified Cost $129,042)		126,987	(1)
Other assets and liabilities, net—(5.1)%		(6,212)

NET ASSETS—100.0%		$120,775

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$120,065	$120,065
Securities Lending Collateral	6,922	6,922

Total Investments	$126,987	$126,987

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2015.

See Notes to Financial Statements

58

THIS PAGE INTENTIONALLY BLANK.

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2015

(Reported in thousands except shares and per share amounts)

	Bond Fund	CA Tax-Exempt Bond		Essential Resources Fund

Assets
Investment in unaffiliated securities at value(1)	$73,066	$30,541		$4,050
Investments in affiliated securities at value(2)	1,143	—		—
Foreign currency at value(3)	—	—		13
Cash	32	358		—
Receivables
Investment securities sold	588	—		54
Fund shares sold	8	1		—	(5)
Receivable from adviser	—	—		28
Dividends and interest receivable	693	383		6
Tax reclaims	—	—		2
Prepaid expenses	36	19		13
Prepaid trustee retainer	— (5)	—	(5)	—	(5)

Total assets	75,566	31,302		4,166

Liabilities
Payables
Fund shares repurchased	139	26		—
Investment securities purchased	819	166		61
Dividend distributions	23	15		—
Investment advisory fees	6	1		—
Distribution and service fees	17	4		—	(5)
Administration fees	8	3		—	(5)
Transfer agent fees and expenses	19	4		—	(5)
Trustees’ fees and expenses	— (5)	—	(5)	—	(5)
Professional fees	30	44		26
Other accrued expenses	6	2		2

Total liabilities	1,067	265		89

Net Assets	$74,499	$31,037		$4,077

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$79,591	$28,734		$5,058
Accumulated undistributed net investment income (loss)	(8)	9		23
Accumulated undistributed net realized gain (loss)	(4,462)	666		(26)
Net unrealized appreciation (depreciation) on investments	(622)	1,628		(978)

Net Assets	$74,499	$31,037		$4,077

Class A
Net asset value (net assets/shares outstanding) per share	$11.02	$12.14		$8.04
Maximum offering price per share NAV/(1–2.75%)	$—	$12.48		$—
Maximum offering price per share NAV/(1–3.75%)	$11.45	$—		$—
Maximum offering price per share NAV/(1–5.75%)	$—	$—		$8.53
Shares of beneficial interest outstanding, par value(4), unlimited authorization	4,360,230	1,644,997		10,385
Net Assets	$48,064	$19,978		$84
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$10.74	$—		$—
Shares of beneficial interest outstanding, par value(4), unlimited authorization	11,698	—		—
Net Assets	$126	$—		$—
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$10.78	$—		$8.01
Shares of beneficial interest outstanding, par value(4), unlimited authorization	821,045	—		12,936
Net Assets	$8,853	$—		$104
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$11.19	$12.12		$8.05
Shares of beneficial interest outstanding, par value(4), unlimited authorization	1,559,765	912,562		482,964
Net Assets	$17,456	$11,059		$3,889

(1) Investment in unaffiliated securities at cost	$73,661	$28,913		$5,029
(2) Investment in affiliated securities at cost	$1,170	$—		$—
(3) Foreign currency at cost	$—	$—		$13
(4) All Funds with the exception of the Bond Fund have no par value. Bond Fund has a par value of $1.00.
(5) Amount is less than $500.

See Notes to Financial Statements

60

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2015

(Reported in thousands except shares and per share amounts)

	High Yield Fund	Low Volatility Equity Fund		Multi-Sector Intermediate Bond Fund

Assets
Investment in unaffiliated securities at value(1)	$67,701	$5,054		$325,163
Investments in affiliated securities at value(2)	342	—		9,058
Foreign currency at value(3)	—	—		— (5)
Cash	68	—	(5)	288
Deposits with prime broker	—	14		—
Receivables
Investment securities sold	1,052	—		1,197
Fund shares sold	5	—	(5)	342
Receivable from adviser	—	1		—
Dividends and interest receivable	1,146	28		4,182
Tax reclaims	— (5)	—		1
Prepaid expenses	31	25		55
Prepaid trustee retainer	1	—	(5)	3

Total assets	70,346	5,122		340,289

Liabilities
Written options(4)	—	39		—
Payables
Fund shares repurchased	122	—		537
Investment securities purchased	742	—		6,572
Dividend distributions	49	—		231
Investment advisory fees	23	—		147
Distribution and service fees	16	2		95
Administration fees	7	1		33
Transfer agent fees and expenses	23	1		81
Trustees’ fees and expenses	— (5)	—		1
Professional fees	37	19		38
Other accrued expenses	5	1		20

Total liabilities	1,024	63		7,755

Net Assets	$69,322	$5,059		$332,534

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$98,817	$4,961		$361,122
Accumulated undistributed net investment income (loss)	(30)	16		(249)
Accumulated undistributed net realized gain (loss)	(24,962)	22		(6,625)
Net unrealized appreciation (depreciation) on investments	(4,503)	60		(21,714)

Net Assets	$69,322	$5,059		$332,534

Class A
Net asset value (net assets/shares outstanding) per share	$3.98	$11.45		$9.76
Maximum offering price per share NAV/(1–3.75%)	$4.14	$—		$10.14
Maximum offering price per share NAV/(1–5.75%)	$—	$12.15		$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	15,304,383	179,400		10,738,969
Net Assets	$60,951	$2,055		$104,833
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$3.88	$—		$9.73
Shares of beneficial interest outstanding, no par value, unlimited authorization	10,462	—		294,724
Net Assets	$41	$—		$2,868
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$3.92	$11.32		$9.85
Shares of beneficial interest outstanding, no par value, unlimited authorization	945,098	125,704		8,538,762
Net Assets	$3,705	$1,423		$84,099
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$3.98	$11.50		$9.77
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,161,409	137,527		14,225,456
Net Assets	$4,625	$1,581		$138,956
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$—	$—		$9.77
Shares of beneficial interest outstanding, no par value, unlimited authorization	—	—		182,048
Net Assets	$—	$—		$1,778

(1) Investment in unaffiliated securities at cost	$72,196	$5,047		$346,657
(2) Investments in affiliated securities at cost	$350	$—		$9,270
(3) Foreign currency at cost	$—	$—		$— (5)
(4) Written options premiums received	$—	$92		$—
(5) Amount is less than $500.	$—	$—		$—

See Notes to Financial Statements

61

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2015

(Reported in thousands except shares and per share amounts)

	Senior Floating Rate Fund	Wealth Masters Fund

Assets
Investment in unaffiliated securities at value(1)(2)	$706,602	$126,987
Investment in affiliated securities at value(3)	7,502	—
Cash	7,733	—
Receivables
Investment securities sold	11,974	15,244
Fund shares sold	1,003	443
Dividends and interest receivable	3,369	99
Securities Lending Receivable	—	45
Prepaid expenses	30	40
Prepaid trustee retainer	6	1

Total assets	738,219	142,859

Liabilities
Cash overdraft	—	4,483
Payables
Fund shares repurchased	2,972	150
Investment securities purchased	16,696	10,329
Borrowings (Note 13)	25,500	—
Collateral on securities loaned	—	6,922
Dividend distributions	374	—
Investment advisory fees	345	77
Distribution and service fees	172	41
Administration fees	71	13
Transfer agent fees and expenses	139	35
Trustees’ fees and expenses	9	1
Professional fees	36	28
Interest payable on line of credit	— (4)	—
Other accrued expenses	96	5

Total liabilities	46,410	22,084

Net Assets	$691,809	$120,775

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$728,026	$125,955
Accumulated undistributed net investment income (loss)	(347)	229
Accumulated undistributed net realized gain (loss)	(9,947)	(3,354)
Net unrealized appreciation (depreciation) on investments	(25,923)	(2,055)

Net Assets	$691,809	$120,775

Class A
Net asset value (net assets/shares outstanding) per share	$9.36	$13.25
Maximum offering price per share NAV/(1–2.75%)	$9.62	$—
Maximum offering price per share NAV/(1–5.75%)	$—	$14.06
Shares of beneficial interest outstanding, no par value, unlimited authorization	28,696,639	4,084,080
Net Assets	$268,596	$54,109
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$9.37	$13.02
Shares of beneficial interest outstanding, no par value, unlimited authorization	14,777,304	2,624,952
Net Assets	$138,478	$34,171
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$9.35	$13.30
Shares of beneficial interest outstanding, no par value, unlimited authorization	30,451,148	2,442,915
Net Assets	$284,735	$32,495

(1) Investment in unaffiliated securities at cost	$732,352	$129,042
(2) Market value of securities on loan	$—	$6,889
(3) Investment in affiliated securities at cost	$7,677	$—
(4) Amount is less than $500.

See Notes to Financial Statements

62

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2015

($ reported in thousands)

	Bond Fund	CA Tax-Exempt Bond	Essential Resources Fund(2)
Investment Income
Dividends	$29	$—	$63
Dividends from affiliated funds	6	—	—
Interest	3,330	1,355	—
Foreign taxes withheld	(1)	—	(5)

Total investment income	3,364	1,355	58

Expenses
Investment advisory fees	345	152	27
Service fees, Class A	127	56	— (1)
Distribution and service fees, Class B	2	—	—
Distribution and service fees, Class C	85	—	1
Administration fees	92	40	3
Transfer agent fees and expenses	116	34	1
Registration fees	56	29	21
Printing fees and expenses	9	5	56
Custodian fees	5	1	2
Professional fees	31	49	35
Trustees’ fees and expenses	3	1	— (1)
Miscellaneous expenses	8	3	2

Total expenses	879	370	148
Less expenses reimbursed and/or waived by investment adviser	(206)	(110)	(113)

Net expenses	673	260	35

Net investment income (loss)	2,691	1,095	23

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(1,798)	672	(24)
Net realized gain (loss) on foreign currency transactions	(3)	—	(2)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(1,052)	(606)	(978)
Net change in unrealized appreciation (depreciation) on affiliated investments	(27)	—	—

Net gain (loss) on investments	(2,880)	66	(1,004)

Net increase (decrease) in net assets resulting from operations	$(189)	$1,161	$(981)

(1) Amount is less than $500.

(2) From inception date March 24, 2015.

See Notes to Financial Statements

63

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2015

($ reported in thousands)

	High Yield Fund	Low Volatility Equity Fund	Multi-Sector Intermediate Bond Fund
Investment Income
Dividends	$74	$100	$272
Dividends from affiliated fund	5	—	45
Interest	5,549	—	21,031
Foreign taxes withheld	—	—	(14)

Total investment income	5,628	100	21,334

Expenses
Investment advisory fees	571	44	1,986
Service fees, Class A	193	4	295
Distribution and service fees, Class B	1	—	40
Distribution and service fees, Class C	40	12	928
Administration fees	105	5	433
Transfer agent fees and expenses	137	5	446
Registration fees	57	37	85
Printing fees and expenses	10	1	31
Custodian fees	5	1	13
Professional fees	37	19	41
Trustees’ fees and expenses	4	— (1)	15
Miscellaneous expenses	10	3	34

Total expenses	1,170	131	4,347
Less expenses reimbursed and/or waived by investment adviser	(148)	(55)	(16)

Net expenses	1,022	76	4,331

Net investment income (loss)	4,606	24	17,003

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(2,033)	54	(9,937)
Net realized gain (loss) on affiliated investments	(16)	—	—
Net realized gain (loss) on foreign currency transactions	—	—	(89)
Net realized gain (loss) on written options	—	20	—
Net increase from payments by affiliates(2)	—	— (1)	1
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(4,606)	(325)	(19,458)
Net change in unrealized appreciation (depreciation) affiliated investments	(8)	—	(212)
Net change in unrealized appreciation (depreciation) on foreign currency translations	—	—	(8)
Net change in unrealized appreciation (depreciation) on written options	—	53	—

Net gain (loss) on investments	(6,663)	(198)	(29,703)

Net increase (decrease) in net assets resulting from operations	$(2,057)	$(174)	$(12,700)

(1) Amount is less than $500.

(2) See Note 4I in the Notes to Financial Statements.

See Notes to Financial Statements

64

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2015

($ reported in thousands)

	Senior Floating Rate Fund	Wealth Masters Fund
Investment Income
Dividends	$1	$2,010
Dividends from affiliated funds	37	—
Interest	40,122	—
Security lending	—	664
Foreign taxes withheld	—	(4)

Total investment income	40,160	2,670

Expenses
Investment advisory fees	4,689	1,249
Service fees, Class A	701	157
Distribution and service fees, Class C	1,547	372
Administration fees	937	176
Transfer agent fees and expenses	787	221
Interest expense and fees	449	—
Registration fees	74	61
Printing fees and expenses	58	22
Custodian fees	23	3
Professional fees	53	30
Trustees’ fees and expenses	42	5
Miscellaneous expenses	291	10

Total expenses	9,651	2,306
Less expenses reimbursed and/or waived by investment adviser	(14)	(14)

Total expenses	9,637	2,292

Net investment income (loss)	30,523	378

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(9,939)	(563)
Net realized gain (loss) on foreign currency transactions	(3)	—
Net increase from payments by affiliates(1)	4	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(16,579)	(10,130)
Net change in unrealized appreciation (depreciation) on affiliated investments	(175)	—

Net gain (loss) on investments	(26,692)	(10,693)

Net increase (decrease) in net assets resulting from operations	$3,831	$(10,315)

(1) See Note 4I in the Notes to Financial Statements.

See Notes to Financial Statements

65

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Bond Fund		CA Tax-Exempt Bond
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$2,691	$3,270	$1,095	$1,502
Net realized gain (loss)	(1,801)	386	672	1,095
Net change in unrealized appreciation (depreciation)	(1,079)	1,221	(606)	1,137

Increase (decrease) in net assets resulting from operations	(189)	4,877	1,161	3,734

From Distributions to Shareholders
Net investment income, Class A	(1,481)	(2,272)	(736)	(757)
Net investment income, Class B	(4)	(11)	—	—
Net investment income, Class C	(188)	(214)	—	—
Net investment income, Class I	(533)	(759)	(396)	(724)
Net realized short-term gains, Class A	—	—	(21)	(7)
Net realized short-term gains, Class I	—	—	(10)	(8)
Net realized long-term gains, Class A	—	—	(706)	(437)
Net realized long-term gains, Class I	—	—	(354)	(501)
Return of capital Class A	(253)	—	—	—
Return of capital Class B	(1)	—	—	—
Return of capital Class C	(41)	—	—	—
Return of capital Class I	(84)	—	—	—

Decrease in net assets from distributions to shareholders	(2,585)	(3,256)	(2,223)	(2,434)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(3,738)	(4,781)	(1,030)	(1,622)
Change in net assets from share transactions, Class B	(102)	(175)	—	—
Change in net assets from share transactions, Class C	2,882	(620)	—	—
Change in net assets from share transactions, Class I	1,612	(5,975)	(53)	(15,134)

Increase (decrease) in net assets from share transactions	654	(11,551)	(1,083)	(16,756)

Net increase (decrease) in net assets	(2,120)	(9,930)	(2,145)	(15,456)

Net Assets
Beginning of period	76,619	86,549	33,182	48,638

End of period	$74,499	$76,619	$31,037	$33,182

Accumulated undistributed net investment income (loss) at end of period	$(8)	$(4)	$9	$46

See Notes to Financial Statements

66

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Essential Resources	High Yield Fund
	From Inception March 24, 2015 to September 30, 2015	Year Ended September 30, 2015	Year Ended September 30, 2014

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$23	$4,606	$5,019
Net realized gain (loss)	(26)	(2,049)	2,456
Net change in unrealized appreciation (depreciation)	(978)	(4,614)	(680)

Increase (decrease) in net assets resulting from operations	(981)	(2,057)	6,795

From Distributions to Shareholders
Net investment income, Class A	—	(4,183)	(4,402)
Net investment income, Class B	—	(4)	(5)
Net investment income, Class C	—	(189)	(170)
Net investment income, Class I	—	(376)	(333)

Decrease in net assets from distributions to shareholders	—	(4,752)	(4,910)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	103	(4,168)	(10,859)
Change in net assets from share transactions, Class B	—	(59)	(28)
Change in net assets from share transactions, Class C	129	21	697
Change in net assets from share transactions, Class I	4,826	(969)	211

Increase (decrease) in net assets from share transactions	5,058	(5,175)	(9,979)

Net increase (decrease) in net assets	4,077	(11,984)	(8,094)

Net Assets
Beginning of period	—	81,306	89,400

End of period	$4,077	$69,322	$81,306

Accumulated undistributed net investment income (loss) at end of period	$23	$(30)	$113

See Notes to Financial Statements

67

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Low Volatility Equity Fund		Multi-Sector Intermediate Bond Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015		Year Ended September 30, 2014

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$24	$12	$17,003		$17,646
Net realized gain (loss)	74	(44)	(10,025)		4,281
Net change in unrealized appreciation (depreciation)	(272)	297	(19,678)		(614)

Increase (decrease) in net assets resulting from operations	(174)	265	(12,700)		21,313

From Distributions to Shareholders
Net investment income, Class A	(7)	(1)	(4,622)		(7,869)
Net investment income, Class B	—	—	(127)		(260)
Net investment income, Class C	(2)	(1)	(2,903)		(3,889)
Net investment income, Class I	(6)	(13)	(6,036)		(4,673)
Net investment income, Class R6	—	—	(32)		—
Net realized short-term gains, Class A	—	—	(226)		(1,570)
Net realized short-term gains, Class B	—	—	(8)		(63)
Net realized short-term gains, Class C	—	—	(178)		(905)
Net realized short-term gains, Class I	—	—	(278)		(823)
Net realized short-term gains, Class R6	—	—	(2)		—
Net realized long-term gains, Class A	—	—	(1,292)		(1,696)
Net realized long-term gains, Class B	—	—	(50)		(68)
Net realized long-term gains, Class C	—	—	(1,037)		(968)
Net realized long-term gains, Class I	—	—	(1,595)		(865)
Net realized long-term gains, Class R6	—	—	(—	)(1)	—
Return of capital Class A	—	—	(625)		—
Return of capital Class B	—	—	(21)		—
Return of capital Class C	—	—	(491)		—
Return of capital Class I	—	—	(770)		—
Return of capital Class R6	—	—	(5)		—

Decrease in net assets from distributions to shareholders	(15)	(15)	(20,298)		(23,649)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	1,668	316	(3,826)		(65,126)
Change in net assets from share transactions, Class B	—	—	(2,133)		(2,224)
Change in net assets from share transactions, Class C	1,188	138	(3,590)		(7,973)
Change in net assets from share transactions, Class I	77	13	8,043		59,707
Change in net assets from share transactions, Class R6	—	—	1,885		—

Increase (decrease) in net assets from share transactions	2,933	467	379		(15,616)

Net increase (decrease) in net assets	2,744	717	(32,619)		(17,952)

Net Assets
Beginning of period	2,315	1,598	365,153		383,105

End of period	$5,059	$2,315	$332,534		$365,153

Accumulated undistributed net investment income (loss) at end of period	$16	$7	$(249)		$(55)

(1) Amount less than $500.

See Notes to Financial Statements

68

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Senior Floating Rate Fund		Wealth Masters Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$30,523	$38,225	$378	$103
Net realized gain (loss)	(9,938)	2,023	(563)	51
Net change in unrealized appreciation (depreciation)	(16,754)	(9,946)	(10,130)	7,065

Increase (decrease) in net assets resulting from operations	3,831	30,302	(10,315)	7,219

From Distributions to Shareholders
Net investment income, Class A	(11,297)	(14,890)	(184)	—
Net investment income, Class C	(5,079)	(5,719)	—	—
Net investment income, Class I	(14,848)	(17,118)	(252)	(35)
Net realized short-term gains, Class A	(394)	—	(1,046)	(13)
Net realized short-term gains, Class C	(231)	—	(622)	(4)
Net realized short-term gains, Class I	(540)	—	(869)	(38)
Net realized long-term gains, Class A	(341)	—	(20)	(1)
Net realized long-term gains, Class C	(199)	—	(12)	(—	)(1)
Net realized long-term gains, Class I	(463)	—	(17)	(1)

Decrease in net assets from distributions to shareholders	(33,392)	(37,727)	(3,022)	(92)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(15,274)	(89,707)	4,094	48,771
Change in net assets from share transactions, Class C	(33,299)	(3,743)	7,353	28,200
Change in net assets from share transactions, Class I	(159,653)	79,900	(12,645)	(512)

Increase (decrease) in net assets from share transactions	(208,226)	(13,550)	(1,198)	76,459

Net increase (decrease) in net assets	(237,787)	(20,975)	(14,535)	83,586

Net Assets
Beginning of period	929,596	950,571	135,310	51,724

End of period	$691,809	$929,596	$120,775	$135,310

Accumulated undistributed net investment income (loss) at end of period	$(347)	$350	$229	$152

(1) Amount is less than $500.

See Notes to Financial Statements

69

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimburse ments)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Bond Fund
Class A
10/1/14 to 9/30/15	$11.43	0.40	(0.43)	(0.03)	(0.32)	—	(0.06)	(0.38)	(0.41)	$11.02	(0.26)%	$48,064	0.85%	1.12%	3.55%	64%
10/1/13 to 9/30/14	11.21	0.47	0.22	0.69	(0.47)	—	—	(0.47)	0.22	11.43	6.18	53,603	0.85	1.10	4.08	38
10/1/12 to 9/30/13	11.61	0.43	(0.41)	0.02	(0.42)	—	—	(0.42)	(0.40)	11.21	0.17	57,286	0.85	1.07	3.75	107
10/1/11 to 9/30/12	10.96	0.35	0.67	1.02	(0.37)	—	—	(0.37)	0.65	11.61	9.34	67,804	0.85	1.02	3.12	210
10/1/10 to 9/30/11	11.18	0.46	(0.21)	0.25	(0.47)	—	—	(0.47)	(0.22)	10.96	2.39	64,449	0.85	1.04	4.16	169

Class B
10/1/14 to 9/30/15	$11.14	0.31	(0.41)	(0.10)	(0.24)	—	(0.06)	(0.30)	(0.40)	$10.74	(0.91)%	$126	1.60%	1.86%	2.82%	64%
10/1/13 to 9/30/14	10.95	0.37	0.20	0.57	(0.38)	—	—	(0.38)	0.19	11.14	5.27	233	1.60	1.84	3.34	38
10/1/12 to 9/30/13	11.34	0.33	(0.38)	(0.05)	(0.34)	—	—	(0.34)	(0.39)	10.95	(0.50)	401	1.60	1.82	2.95	107
10/1/11 to 9/30/12	10.71	0.27	0.64	0.91	(0.28)	—	—	(0.28)	0.63	11.34	8.48	727	1.60	1.77	2.43	210
10/1/10 to 9/30/11	10.93	0.37	(0.20)	0.17	(0.39)	—	—	(0.39)	(0.22)	10.71	1.64	1,171	1.60	1.80	3.38	169

Class C
10/1/14 to 9/30/15	$11.19	0.30	(0.41)	(0.11)	(0.24)	—	(0.06)	(0.30)	(0.41)	$10.78	(1.00)%	$8,853	1.60%	1.87%	2.74%	64%
10/1/13 to 9/30/14	10.99	0.37	0.21	0.58	(0.38)	—	—	(0.38)	0.20	11.19	5.34	6,315	1.60	1.85	3.33	38
10/1/12 to 9/30/13	11.38	0.34	(0.39)	(0.05)	(0.34)	—	—	(0.34)	(0.39)	10.99	(0.51)	6,825	1.60	1.82	2.99	107
10/1/11 to 9/30/12	10.75	0.26	0.65	0.91	(0.28)	—	—	(0.28)	0.63	11.38	8.55	8,756	1.60	1.77	2.36	210
10/1/10 to 9/30/11	10.96	0.37	(0.19)	0.18	(0.39)	—	—	(0.39)	(0.21)	10.75	1.63	7,984	1.60	1.79	3.41	169

Class I
10/1/14 to 9/30/15	$11.59	0.43	(0.42)	0.01	(0.35)	—	(0.06)	(0.41)	(0.40)	$11.19	0.08%	$17,456	0.60%	0.87%	3.78%	64%
10/1/13 to 9/30/14	11.37	0.50	0.21	0.71	(0.49)	—	—	(0.49)	0.22	11.59	6.35	16,468	0.60	0.85	4.33	38
10/1/12 to 9/30/13	11.76	0.47	(0.41)	0.06	(0.45)	—	—	(0.45)	(0.39)	11.37	0.49	22,037	0.60	0.82	3.98	107
10/1/11 to 9/30/12	11.10	0.39	0.66	1.05	(0.39)	—	—	(0.39)	0.66	11.76	9.64	29,527	0.60	0.77	3.39	210
10/1/10 to 9/30/11	11.30	0.49	(0.19)	0.30	(0.50)	—	—	(0.50)	(0.20)	11.10	2.67	76,169	0.60	0.79	4.39	169
CA Tax-Exempt
Bond Fund
Class A
10/1/14 to 9/30/15	$12.51	0.39	0.03	0.42	(0.40)	(0.39)	—	(0.79)	(0.37)	$12.14	3.44%	$19,978	0.85%	1.18%	3.16%	24%
10/1/13 to 9/30/14	12.10	0.43	0.64	1.07	(0.42)	(0.24)	—	(0.66)	0.41	12.51	9.16	21,729	0.85	1.11	3.49	7
10/1/12 to 9/30/13	12.96	0.43	(0.68)	(0.25)	(0.43)	(0.18)	—	(0.61)	(0.86)	12.10	(2.12)	22,612	0.85	1.04	3.39	22
10/1/11 to 9/30/12	12.30	0.46	0.68	1.14	(0.48)	—	—	(0.48)	0.66	12.96	9.40	28,803	0.85	1.04	3.65	16
10/1/10 to 9/30/11	12.34	0.48	(0.04)	0.44	(0.48)	—	—	(0.48)	(0.04)	12.30	3.75	29,688	0.85	1.05	4.04	12

Class I
10/1/14 to 9/30/15	$12.49	0.42	0.03	0.45	(0.43)	(0.39)	—	(0.82)	(0.37)	$12.12	3.71%	$11,059	0.60%	0.93%	3.41%	24%
10/1/13 to 9/30/14	12.09	0.45	0.64	1.09	(0.45)	(0.24)	—	(0.69)	0.40	12.49	9.36	11,453	0.60	0.83	3.74	7
10/1/12 to 9/30/13	12.95	0.46	(0.68)	(0.22)	(0.46)	(0.18)	—	(0.64)	(0.86)	12.09	(1.88)	26,026	0.60	0.79	3.65	22
10/1/11 to 9/30/12	12.29	0.49	0.68	1.17	(0.51)	—	—	(0.51)	0.66	12.95	9.68	28,639	0.60	0.79	3.90	16
10/1/10 to 9/30/11	12.33	0.51	(0.04)	0.47	(0.51)	—	—	(0.51)	(0.04)	12.29	4.01	27,417	0.60	0.80	4.29	12

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

70

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimburse ments)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Essential Resources
Fund
Class A
3/24/15(6) to 9/30/15	$10.00	0.03		(1.99)	(1.96)	—	—	(1.96)	$8.04	(19.60	)%(4)	$84	1.65	%(3)	6.26	%(3)	0.66	%(3)	48	%(4)

Class C
3/24/15(6) to 9/30/15	$10.00	(—	)(5)	(1.99)	(1.99)	—	—	(1.99)	$8.01	(19.90	)%(4)	$104	2.40	%(3)	7.26	%(3)	(0.10	)%(3)	48	%(4)

Class I
3/24/15(6) to 9/30/15	$10.00	0.05		(2.00)	(1.95)	—	—	(1.95)	$8.05	(19.50	)%(4)	$3,889	1.40	%(3)	5.98	%(3)	0.93	%(3)	48	%(4)
High Yield Fund
Class A
10/1/14 to 9/30/15	$4.35	0.22		(0.36)	(0.14)	(0.23)	(0.23)	(0.37)	$3.98	(3.39)%		$60,951	1.15%		1.32%		5.26%		94%
10/1/13 to 9/30/14	4.27	0.24		0.08	0.32	(0.24)	(0.24)	0.08	4.35	7.53		71,042	1.15		1.31		5.55		82
10/1/12 to 9/30/13	4.28	0.26		(0.01)	0.25	(0.26)	(0.26)	(0.01)	4.27	5.98		80,155	1.15		1.31		6.05		100
10/1/11 to 9/30/12	3.85	0.28		0.44	0.72	(0.29)	(0.29)	0.43	4.28	19.19		98,701	1.15		1.31		6.82		92
10/1/10 to 9/30/11	4.17	0.29		(0.32)	(0.03)	(0.29)	(0.29)	(0.32)	3.85	(0.82)		86,530	1.21	(7)	1.35		6.93		106

Class B
10/1/14 to 9/30/15	$4.24	0.19		(0.35)	(0.16)	(0.20)	(0.20)	(0.36)	$3.88	(3.96)%		$41	1.90%		2.07%		4.54%		94%
10/1/13 to 9/30/14	4.17	0.21		0.07	0.28	(0.21)	(0.21)	0.07	4.24	6.68		106	1.90		2.07		4.80		82
10/1/12 to 9/30/13	4.19	0.23		(0.02)	0.21	(0.23)	(0.23)	(0.02)	4.17	5.06		131	1.90		2.05		5.31		100
10/1/11 to 9/30/12	3.77	0.24		0.44	0.68	(0.26)	(0.26)	0.42	4.19	18.46		307	1.90		2.06		6.07		92
10/1/10 to 9/30/11	4.08	0.25		(0.31)	(0.06)	(0.25)	(0.25)	(0.31)	3.77	(1.66)		404	1.96	(7)	2.10		6.17		106

Class C
10/1/14 to 9/30/15	$4.28	0.19		(0.35)	(0.16)	(0.20)	(0.20)	(0.36)	$3.92	(3.93)%		$3,705	1.90%		2.07%		4.52%		94%
10/1/13 to 9/30/14	4.21	0.21		0.07	0.28	(0.21)	(0.21)	0.07	4.28	6.60		4,038	1.90		2.07		4.79		82
10/1/12 to 9/30/13	4.23	0.23		(0.02)	0.21	(0.23)	(0.23)	(0.02)	4.21	5.00		3,302	1.90		2.06		5.31		100
10/1/11 to 9/30/12	3.80	0.25		0.44	0.69	(0.26)	(0.26)	0.43	4.23	18.59		2,944	1.90		2.07		6.07		92
10/1/10 to 9/30/11	4.11	0.25		(0.31)	(0.06)	(0.25)	(0.25)	(0.31)	3.80	(1.65)		2,028	1.95	(7)	2.10		6.18		106

Class I
10/1/14 to 9/30/15	$4.35	0.23		(0.36)	(0.13)	(0.24)	(0.24)	(0.37)	$3.98	(3.15)%		$4,625	0.90%		1.07%		5.53%		94%
10/1/13 to 9/30/14	4.27	0.26		0.07	0.33	(0.25)	(0.25)	0.08	4.35	7.80		6,120	0.90		1.07		5.80		82
10/1/12 to 9/30/13	4.28	0.27		(0.01)	0.26	(0.27)	(0.27)	(0.01)	4.27	6.25		5,812	0.90		1.05		6.37		100
8/8/12(6) to 9/30/12	4.23	0.04		0.06	0.10	(0.05)	(0.05)	0.05	4.28	2.37	(4)	102	0.90	(3)	1.08	(3)	6.86	(3)	92	(4)
Low Volatility Equity Fund
Class A
10/1/14 to 9/30/15	$11.71	0.08		(0.30)	(0.22)	(0.04)	(0.04)	(0.26)	$11.45	(1.88)%		$2,055	1.55%		2.70%		0.64%		1%
10/1/13 to 9/30/14	10.24	0.06		1.50	1.56	(0.09)	(0.09)	1.47	11.71	15.23		485	1.55		6.15		0.56		3
6/11/13(6) to 9/30/13	10.00	0.06		0.18	0.24	—	—	0.24	10.24	2.40	(4)	136	1.55	(3)	7.66	(3)	2.00	(3)	0
The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

71

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimburse ments)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Low Volatility Equity Fund
(Continued)
Class C
10/1/14 to 9/30/15	$11.64	0.01	(0.31)	(0.30)	(0.02)	—	—	(0.02)	(0.32)	$11.32	(2.61)%		$1,423	2.30%	3.47%		0.04%		1%
10/1/13 to 9/30/14	10.21	(0.02)	1.50	1.48	(0.05)	—	—	(0.05)	1.43	11.64	14.47		291	2.30	6.72		(0.19)		3
6/11/13(6) to 9/30/13	10.00	0.03	0.18	0.21	—	—	—	—	0.21	10.21	2.10	(4)	130	2.30 (3)	8.49	(3)	0.99	(3)	0

Class I
10/1/14 to 9/30/15	$11.73	0.09	(0.27)	(0.18)	(0.05)	—	—	(0.05)	(0.23)	$11.50	(1.57)%		$1,581	1.30%	2.62%		0.79%		1%
10/1/13 to 9/30/14	10.25	0.07	1.51	1.58	(0.10)	—	—	(0.10)	1.48	11.73	15.45		1,539	1.30	5.32		0.67		3
6/11/13(6) to 9/30/13	10.00	0.07	0.18	0.25	—	—	—	—	0.25	10.25	2.50	(4)	1,332	1.30 (3)	7.51	(3)	2.23	(3)	0
Multi-Sector Intermediate
Bond Fund
Class A
10/1/14 to 9/30/15	$10.70	0.49	(0.85)	(0.36)	(0.40)	(0.13)	(0.05)	(0.58)	(0.94)	$9.76	(3.41)%		$104,833	1.10%	1.10%		4.81%		66%
10/1/13 to 9/30/14	10.77	0.54	0.11	0.65	(0.52)	(0.20)	—	(0.72)	(0.07)	10.70	6.18		119,423	1.11	1.11		5.00		54
10/1/12 to 9/30/13	11.15	0.57	(0.28)	0.29	(0.55)	(0.12)	—	(0.67)	(0.38)	10.77	2.59		184,524	1.10	1.10		5.13		77
10/1/11 to 9/30/12	10.24	0.62	0.93	1.55	(0.64)	—	—	(0.64)	0.91	11.15	15.51		196,554	1.13	1.13		5.73		76
10/1/10 to 9/30/11	10.77	0.66	(0.47)	0.19	(0.72)	—	—	(0.72)	(0.53)	10.24	1.58		137,395	1.16	1.16		6.07		45

Class B
10/1/14 to 9/30/15	$10.67	0.41	(0.84)	(0.43)	(0.33)	(0.13)	(0.05)	(0.51)	(0.94)	$9.73	(4.14)%		$2,868	1.85%	1.85%		4.01%		66%
10/1/13 to 9/30/14	10.74	0.46	0.11	0.57	(0.44)	(0.20)	—	(0.64)	(0.07)	10.67	5.40		5,360	1.86	1.86		4.26		54
10/1/12 to 9/30/13	11.12	0.49	(0.28)	0.21	(0.47)	(0.12)	—	(0.59)	(0.38)	10.74	1.83		7,603	1.85	1.85		4.39		77
10/1/11 to 9/30/12	10.22	0.54	0.92	1.46	(0.56)	—	—	(0.56)	0.90	11.12	14.59		9,974	1.88	1.88		5.02		76
10/1/10 to 9/30/11	10.75	0.58	(0.47)	0.11	(0.64)	—	—	(0.64)	(0.53)	10.22	0.82		10,685	1.91	1.91		5.31		45

Class C
10/1/14 to 9/30/15	$10.79	0.42	(0.85)	(0.43)	(0.33)	(0.13)	(0.05)	(0.51)	(0.94)	$9.85	(4.11)%		$84,099	1.85%	1.85%		4.06%		66%
10/1/13 to 9/30/14	10.86	0.47	0.10	0.57	(0.44)	(0.20)	—	(0.64)	(0.07)	10.79	5.33		96,072	1.86	1.86		4.25		54
10/1/12 to 9/30/13	11.23	0.49	(0.27)	0.22	(0.47)	(0.12)	—	(0.59)	(0.37)	10.86	1.90		104,591	1.85	1.85		4.39		77
10/1/11 to 9/30/12	10.31	0.54	0.94	1.48	(0.56)	—	—	(0.56)	0.92	11.23	14.65		108,595	1.88	1.88		4.98		76
10/1/10 to 9/30/11	10.84	0.58	(0.47)	0.11	(0.64)	—	—	(0.64)	(0.53)	10.31	0.80		70,735	1.91	1.91		5.32		45

Class I
10/1/14 to 9/30/15	$10.71	0.52	(0.85)	(0.33)	(0.43)	(0.13)	(0.05)	(0.61)	(0.94)	$9.77	(3.17)%		$138,956	0.85%	0.85%		5.06%		66%
10/1/13 to 9/30/14	10.77	0.57	0.12	0.69	(0.55)	(0.20)	—	(0.75)	(0.06)	10.71	6.54		144,298	0.86	0.86		5.24		54
10/1/12 to 9/30/13	11.15	0.60	(0.28)	0.32	(0.58)	(0.12)	—	(0.70)	(0.38)	10.77	2.85		86,387	0.85	0.85		5.38		77
10/1/11 to 9/30/12	10.24	0.64	0.93	1.57	(0.66)	—	—	(0.66)	0.91	11.15	15.80		74,847	0.88	0.88		5.93		76
10/1/10 to 9/30/11	10.76	0.69	(0.46)	0.23	(0.75)	—	—	(0.75)	(0.52)	10.24	1.93		22,408	0.91	0.91		6.32		45

Class R6
11/14/14(6) to 9/30/15	$10.67	0.46	(0.81)	(0.35)	(0.37)	(0.13)	(0.05)	(0.55)	(0.90)	$9.77	(3.31	)%(4)	$1,778	0.76%	0.77	%(3)	5.12	%(3)	66%

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

72

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Return of Capital	Total Distributions	Payment from Affiliate		Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets(8)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Senior Floating
Rate Fund
Class A
10/1/14 to 9/30/15	$9.72	0.38		(0.32)	0.06	(0.39)	(0.03)		—	(0.42)	—	(5)	(0.36)	$9.36	0.53%	$268,596	1.20	%(9)	1.20%	3.94%	34%
10/1/13 to 9/30/14	9.79	0.37		(0.07)	0.30	(0.37)	—		—	(0.37)	—		(0.07)	9.72	3.08	294,617	1.18	(9)	1.18	3.79	77
10/1/12 to 9/30/13	9.79	0.42		0.04	0.46	(0.46)	(—	)(5)	—	(0.46)	—		—	9.79	4.84	386,113	1.21	(9)	1.21	4.29	68
10/1/11 to 9/30/12	9.28	0.49		0.49	0.98	(0.47)	—		—	(0.47)	—		0.51	9.79	10.75	256,397	1.23	(9)	1.23	5.06	56
10/1/10 to 9/30/11	9.80	0.45		(0.27)	0.18	(0.49)	(0.07)		(0.14)	(0.70)	—		(0.52)	9.28	1.62	215,427	1.20	(10)	1.19	4.58	69

Class C
10/1/14 to 9/30/15	$9.73	0.31		(0.33)	(0.02)	(0.31)	(0.03)		—	(0.34)	—	(5)	(0.36)	$9.37	(0.22)%	$138,478	1.95	%(9)	1.95%	3.19%	34%
10/1/13 to 9/30/14	9.81	0.30		(0.08)	0.22	(0.30)	—		—	(0.30)	—		(0.08)	9.73	2.20	177,485	1.93	(9)	1.93	3.04	77
10/1/12 to 9/30/13	9.80	0.35		0.05	0.40	(0.39)	(—	)(5)	—	(0.39)	—		0.01	9.81	4.15	182,667	1.96	(9)	1.96	3.51	68
10/1/11 to 9/30/12	9.29	0.41		0.50	0.91	(0.40)	—		—	(0.40)	—		0.51	9.80	9.92	95,078	1.98	(9)	1.98	4.31	56
10/1/10 to 9/30/11	9.81	0.36		(0.26)	0.10	(0.41)	(0.07)		(0.14)	(0.62)	—		(0.52)	9.29	0.85	92,623	1.95	(10)	1.94	3.69	69

Class I
10/1/14 to 9/30/15	$9.71	0.40		(0.32)	0.08	(0.41)	(0.03)		—	(0.44)	—	(5)	(0.36)	$9.35	0.78%	$284,735	0.95	%(9)	0.95%	4.20%	34%
10/1/13 to 9/30/14	9.79	0.40		(0.09)	0.31	(0.39)	—		—	(0.39)	—		(0.08)	9.71	3.23	457,494	0.93	(9)	0.93	4.06	77
10/1/12 to 9/30/13	9.78	0.43		0.07	0.50	(0.49)	(—	)(5)	—	(0.49)	—		0.01	9.79	5.21	381,791	0.96	(9)	0.96	4.41	68
10/1/11 to 9/30/12	9.27	0.51		0.49	1.00	(0.49)	—		—	(0.49)	—		0.51	9.78	11.04	94,193	0.98	(9)	0.98	5.31	56
10/1/10 to 9/30/11	9.80	0.46		(0.27)	0.19	(0.51)	(0.07)		(0.14)	(0.72)	—		(0.53)	9.27	1.78	71,584	0.95	(10)	0.93	4.67	69
Wealth Masters
Fund
Class A
10/1/14 to 9/30/15	$14.50	0.05		(0.98)	(0.93)	(0.05)	(0.27)		—	(0.32)	—		(1.25)	$13.25	(6.74)%	$54,109	1.45%		1.46%	0.36%	51%
10/1/13 to 9/30/14	13.12	0.02		1.37	1.39	—	(0.01)		—	(0.01)	—		1.38	14.50	10.67	55,881	1.45		1.46	0.11	62
10/1/12 to 9/30/13	10.22	(0.01)		3.05	3.04	(0.09)	(0.05)		—	(0.14)	—		2.90	13.12	30.09	5,169	1.45		3.29	(0.10)	22
9/5/12(6) to 9/30/12	10.00	0.01		0.21	0.22	—	—		—	—	—		0.22	10.22	2.20 (4)	106	1.45	(3)	44.72 (3)	0.78 (3)	26 (4)

Class C
10/1/14 to 9/30/15	$14.32	(0.06)		(0.97)	(1.03)	—	(0.27)		—	(0.27)	—		(1.30)	$13.02	(7.41)%	$34,171	2.20%		2.21%	(0.39)%	51%
10/1/13 to 9/30/14	13.04	(0.09)		1.38	1.29	—	(0.01)		—	(0.01)	—		1.28	14.32	9.90	30,511	2.20		2.22	(0.65)	62
10/1/12 to 9/30/13	10.21	(0.08)		3.03	2.95	(0.07)	(0.05)		—	(0.12)	—		2.83	13.04	29.11	1,742	2.20		4.41	(0.66)	22
9/5/12(6) to 9/30/12	10.00	(—	)(5)	0.21	0.21	—	—		—	—	—		0.21	10.21	2.10 (4)	107	2.20	(3)	45.67 (3)	0.04 (3)	26 (4)

Class I
10/1/14 to 9/30/15	$14.56	0.09		(1.00)	(0.91)	(0.08)	(0.27)		—	(0.35)	—		(1.26)	$13.30	(6.53)%	$32,495	1.20%		1.21%	0.62%	51%
10/1/13 to 9/30/14	13.14	0.05		1.39	1.44	(0.01)	(0.01)		—	(0.02)	—		1.42	14.56	10.96	48,918	1.20		1.20	0.33	62
10/1/12 to 9/30/13	10.22	0.06		3.01	3.07	(0.10)	(0.05)		—	(0.15)	—		2.92	13.14	30.37	44,813	1.20		4.64	0.52	22
9/5/12(6) to 9/30/12	10.00	0.01		0.21	0.22	—	—		—	—	—		0.22	10.22	2.20 (4)	818	1.20	(3)	44.40 (3)	1.04 (3)	26 (4)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

73

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005 per share.
(6)	Inception date.
(7)	Due to a change in expense ratio, the ratio shown is a blended expense ratio.
(8)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(9)	The Fund is currently under its expense limitation.
(10)	See Note 4D in the Notes to Financial Statements for information on recapture of expenses previously waived.

See Notes to Financial Statements

74

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 32 funds of the Trust are offered for sale, of which eight (each a “Fund”) are reported in this annual report.

The Fund’s investment objective is outlined in each Fund’s Summary page.

There	is no guarantee that a Fund will achieve its objective.

All of the Funds offer Class A shares and Class C shares with the exception of the CA Tax-Exempt Bond Fund which does not offer Class C shares. All of the Funds offer Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except for existing shareholders through Qualifying Transactions. For information regarding Qualifying Transactions, refer to each Fund’s prospectus. The Multi-Sector Intermediate Bond Fund also offers Class R6 shares.

Class A shares of the CA Tax-Exempt Bond Fund and Senior Floating Rate Fund are sold with a front-end sales charge of up to 2.75% with some exceptions. Class A shares of the Bond Fund, High Yield Fund, and Multi-Sector Intermediate Bond Fund are sold with a front-end sales charge of up to 3.75% with some exceptions. Class A shares of the Essential Resources, Low Volatility Equity and Wealth Masters Funds are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were generally sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class R6 and Class I shares are sold without a front-end sales charge or CDSC.

Class R6 shares are only available to participants in employer-sponsored retirement plans, such as 401(k) plans, profit-sharing plans, defined benefit plans and other employer-directed plans. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each Class bears different distribution and/or service fees under a Board-approved Rule 12b-1 and/or shareholder servicing plan (“12b-1 plan”) and has exclusive voting rights with respect to such plans. Class I shares and Class R6 shares are not subject to a 12b-1 plan. Income and other expenses as well as realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The significant accounting policies consistently followed by the Trust in the preparation of its financial statements are summarized below and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as treasury futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The significant unobservable inputs used in the fair value measurement of these corporate bonds are based on comparable liquid assets adjusted for accretion/amortization rate, current yield, current swap rates, and discount rates related to differences in capital structure and liquidity. Significant changes in any of these inputs in isolation would result in a significantly lower or higher fair value measurement. Generally, a change in the observable market assumptions would have direct impacts to the discount rates used related to capital structure and/or liquidity discounts.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2015, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2012 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. For the Bond Fund, CA Tax-Exempt Fund, High Yield Fund, Multi-Sector Intermediate Bond Fund and Senior Floating Rate Fund income distributions are declared and recorded daily and distributed monthly. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro rata expenses of the underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	When-issued Purchases and Forward Commitments (Delayed Delivery)

Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

H.	Loan Agreements

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At September 30, 2015, all loan agreements held by the Funds are assignment loans.

I.	Securities Lending

($ reported in thousands)

Certain Funds may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of agreement, a Fund doing so is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by a Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At September 30, 2015, the Wealth Masters Fund had securities on loan with a market value of $6,889 and cash collateral of $6,922.

Note	3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

A.	Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. Certain Funds may purchase or write both put and call options on portfolio securities. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund uses options contracts to hedge against changes in the values of equities.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation/(depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation/(depreciation) on written options”.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on affecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain/(loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain/(loss) on written options” in the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

The Low Volatility Equity Fund invested in writing index call options and buying call options on VIX futures. Both are used as techniques for limiting the volatility of the Fund’s portfolio.

The Fund had transactions in written call options for the period ended September 30, 2015 as follows:

Written call options	Number of contracts	Premium received
Written Options outstanding at September 30, 2014	11	$1
Options written	337	200
Options closed	(323)	(109)
Options expired	—	—
Options exercised	—	—

Written Options outstanding at September 30, 2015	25	$92

The following is a summary of the Fund’s option contracts which have a primary risk exposure to equity contracts as of September 30, 2015:

Statements of Assets and Liabilities
Assets: Purchased call options at value	$15 (1)
Liabilities: Written options	(39)

Net asset (liability) balance	$(24)

Statements of Operations
Net realized gain (loss) on purchased options	$53	(2)
Net realized gain (loss) on written options	20
Net change in unrealized appreciation (depreciation) on purchased options	(2	)(3)
Net change in unrealized appreciation (depreciation) on written options	52

Total realized and unrealized gain (loss) on purchased and written options	$123

(1)	Amount included in Investment in unaffiliated securities at value.
(2)	Amount included in Net realized gain (loss) on unaffiliated investments.
(3)	Amount included in net change in unrealized appreciation (depreciation) on unaffiliated investments.

For the period ended September 30, 2015, the average daily premiums paid by the Fund for purchased call options were $9, and the average daily premiums received for written call options by the Fund were $(8).

Note 4. Investment	Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Trust. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

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SEPTEMBER 30, 2015

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Essential Resources Fund	1.10%

	First $1 Billion	$1+ Billion
Bond Fund	0.45%	0.40%
Wealth Masters Fund	0.85	0.80

	First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
CA Tax-Exempt Bond Fund	0.45%	0.40%	0.35%
High Yield Fund	0.65	0.60	0.55
Multi-Sector Intermediate Bond Fund	0.55	0.50	0.45
Senior Floating Rate Fund	0.60	0.55	0.50

	First $2 Billion	$2+ Billion through $4 Billion	$4+ Billion
Low Volatility Equity Fund	0.95%	0.90%	0.85%

During the period covered by these financial statements, the Bond Fund, High Yield Fund, Multi-Sector Intermediate Fund, and the Senior Floating Rate Fund invested a portion of its assets in Virtus Credit Opportunities Fund, an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser has voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the Fund on the assets invested in the Credit Opportunities Fund. For the period covered by these financial statements, the waiver amounted to $2, $2, $16, and $14, respectively. These waivers are in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and are included in the Statements of Operations in “expenses reimbursed and/or waived by the investment adviser”.

B.	Subadvisers

The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. The subadvisers and the Fund(s) they serve are as follows:

Fund	Subadviser	Fund	Subadviser
Bond Fund	NF(1)	Low Volatility Equity Fund	Rampart(4)
CA Tax-Exempt Bond Fund	NF(1)	Multi-Sector Intermediate Bond Fund	NF(1)
Essential Resources Fund	KBI(3)	Senior Floating Rate Fund	NF(1)
High Yield Fund	NF(1)	Wealth Masters Fund	Horizon(2)

(1)	Newfleet Asset Management, LLC, an indirect wholly-owned subsidiary of Virtus (“NF”)
(2)	Horizon Asset Management, LLC (“Horizon”)
(3)	Kleinwort Benson Investors International, Ltd. (“KBI”)
(4)	Rampart Investment Management Company, LLC (“Rampart”)

C.	Expense Limits and Fee Waivers

Effective September 1, 2015, the Adviser has contractually agreed to limit certain Funds’ total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses), so that such expenses do not exceed the percentages of the Fund’s average daily net asset values as listed below. For the period of October 1, 2014 through August 31, 2015, for all the Funds except for Essential Resources the waiver was voluntary.

	Class A	Class B	Class C	Class I	Through Date
Bond Fund	0.85%	1.60%	1.60%	0.60%	1/31/17
CA Tax-Exempt Bond Fund	0.85	—	—	0.60	1/31/17
Essential Resources Fund	1.65	—	2.40	1.40	1/31/17
High Yield Fund	1.15	1.90	1.90	0.90	1/31/17
Low Volatility Equity Fund	1.55	—	2.30	1.30	1/31/17
Senior Floating Rate Fund(1)	1.20	—	1.95	0.95	1/31/17
Wealth Masters Fund	1.45	—	2.20	1.20	1/31/17

(1)	Excluding leverage expenses, if any.

D.	Expense Recapture

For certain Funds, the Adviser may recapture operating expenses waived or reimbursed under these arrangements within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured as follows:

	Fiscal Year Ended
	2016	2017	2018	Total
Bond Fund	$222	$197	$204	$623
CA Tax-Exempt Bond Fund	100	103	110	313
Essential Resources Fund	—	—	113	113
High Yield Fund	161	150	146	457
Low Volatility Equity Fund	29	81	55	165
Wealth Masters Fund	96	8	14	118

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

E.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares and has advised the Funds that for the fiscal year (the “period”) ended September 30, 2015, it retained net commissions of $61 for Class A shares and deferred sales charges of $66, $— and $41 for Class A shares, Class B shares, and Class C shares respectively.

In addition, each Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares; Class I shares and Class R6 shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

F.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.

For the period ended September 30, 2015, the Funds incurred administration fees totaling $1,433 which are included in the Statements of Operations.

For the period ended September 30, 2015, the Funds incurred transfer agent fees totaling $1,583 which are included in the Statements of Operations. A portion of these fees are paid to outside entities that also provide services to the Trust.

G.	Affiliated Shareholders

At September 30, 2015, Virtus and its affiliates and the retirement plans of Virtus and its affiliates held shares of certain Funds which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Essential Resources Fund
Class A	10,000	$80
Class C	10,000	80
Class I	480,000	3,864
Low Volatility Equity Fund
Class A	10,112	116
Class C	10,055	114
Class I	131,671	1,514
Multi-Sector Intermediate Bond Fund
Class R6	9,897	96
Senior Floating Rate Fund
Class I	1,300,941	12,164

H.	Investments in Affiliates

A summary of total long-term and short-term purchases and sales of the affiliated underlying fund, Virtus Credit Opportunities Fund during the period ended September 30, 2015 is as follows:

	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Distributions of Realized Gains
Bond Fund	$—	$1,170	$—	$1,143	$6	$—
High Yield Fund	—	1,050	(684)	342	5	—
Multi-Sector Intermediate Bond Fund	—	9,270	—	9,058	45	—
Senior Floating Rate Fund	—	7,677	—	7,502	37	—

I.	Payment from Affiliate

During the period the Adviser reimbursed certain funds for losses. These amounts are included in payments by affiliates in the Statements of Operations. There was no impact on the total return.

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities and written options) during the period ended September 30, 2015, were as follows:

	Purchases	Sales
Bond Fund	$29,996	$34,553
CA Tax-Exempt Bond	7,875	9,734
Essential Resources Fund	7,179	2,199
High Yield Fund	79,410	88,587
Low Volatility Equity Fund	3,108	62
Multi-Sector Intermediate Bond Fund	193,860	206,426
Senior Floating Rate Fund	282,842	526,182
Wealth Masters Fund	73,350	77,314

Purchases and sales of long term U.S. Government and agency securities for the Funds during the period ended September 30, 2015, were as follows:

	Purchases	Sales
Bond Fund	$19,517	$13,556
High Yield Fund	225	225
Multi-Sector Intermediate Bond Fund	40,602	26,737

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Note 6. Capital	Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Bond Fund				CA Tax-Exempt Bond Fund
	Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2015		Year Ended September 30, 2014
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	248	$2,789	372	$4,261	245	$3,076	10	$118
Reinvestment of distributions	128	1,443	158	1,810	95	1,156	73	880
Shares repurchased	(707)	(7,970)	(948)	(10,852)	(432)	(5,262)	(214)	(2,620)

Net Increase / (Decrease)	(331)	$(3,738)	(418)	$(4,781)	(92)	$(1,030)	(131)	$(1,622)

Class B
Sale of shares	—	$— (2)	—	$—	—	$—	—	$—
Reinvestment of distributions	— (1)	4	1	9	—	—	—	—
Shares repurchased	(10)	(106)	(16)	(184)	—	—	—	—

Net Increase / (Decrease)	(10)	$(102)	(15)	$(175)	—	$—	—	$—

Class C
Sale of shares	1,066	$11,856	128	$1,442	—	$—	—	$—
Reinvestment of distributions	17	190	16	179	—	—	—	—
Shares repurchased	(827)	(9,164)	(201)	(2,241)	—	—	—	—

Net Increase / (Decrease)	256	$2,882	(57)	$(620)	—	$—	—	$—

Class I
Sale of shares	429	$4,917	298	$3,463	66	$807	101	$1,222
Reinvestment of distributions	52	600	58	673	64	753	32	383
Shares repurchased	(342)	(3,905)	(874)	(10,111)	(133)	(1,613)	(1,367)	(16,739)

Net Increase / (Decrease)	139	$1,612	(518)	$(5,975)	(3)	$(53)	(1,234)	$(15,134)

	Essential Resources Fund				High Yield Fund
	From Inception March 23, 2015 to September 30, 2015				Year Ended September 30, 2015		Year Ended September 30, 2014
	SHARES		AMOUNT		SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	10		$103		11,578	$49,167	2,906	$12,699
Reinvestment of distributions	—		—		824	3,485	792	3,494
Shares repurchased	—		—		(13,440)	(56,820)	(6,129)	(27,052)

Net Increase / (Decrease)	10		$103		(1,038)	$(4,168)	(2,431)	$(10,859)

Class B
Sale of shares	—		$—		1	$4	—	$—
Reinvestment of distributions	—		—		1	3	1	5
Shares repurchased	—		—		(16)	(66)	(8)	(33)

Net Increase / (Decrease)	—		$—		(14)	$(59)	(7)	$(28)

Class C
Sale of shares	13		$129		349	$1,452	374	$1,629
Reinvestment of distributions	—		—		41	172	33	143
Shares repurchased	—	(1)	—	(2)	(388)	(1,603)	(249)	(1,075)

Net Increase / (Decrease)	13		$129		2	$21	158	$697

Class I
Sale of shares	485		$4,847		815	$3,498	190	$844
Reinvestment of distributions	—		—		87	367	65	285
Shares repurchased	(2)		(19)		(1,148)	(4,834)	(208)	(918)

Net Increase / (Decrease)	483		$4,826		(246)	$(969)	47	$211

(1)	Amount is less than 500.
(2)	Amount is less than $500.

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

	Low Volatility Equity Fund					Multi-Sector Intermediate Bond Fund
	Year Ended September 30, 2015		Year Ended September 30, 2014			Year Ended September 30, 2015		Year Ended September 30, 2014
	SHARES	AMOUNT	SHARES		AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	171	$2,056	31		$355	2,970	$30,801	3,763	$40,776
Reinvestment of distributions	1	7	—	(1)	1	565	5,794	908	9,799
Shares repurchased	(34)	(395)	(3)		(40)	(3,956)	(40,421)	(10,641)	(115,701)

Net Increase / (Decrease)	138	$1,668	28		$316	(421)	$(3,826)	(5,970)	$(65,126)

Class B
Sale of shares	—	$—	—		$—	3	$36	— (1)	$5
Reinvestment of distributions	—	—	—		—	19	196	35	372
Shares repurchased	—	—	—		—	(230)	(2,365)	(241)	(2,601)

Net Increase / (Decrease)	—	$—	—		$—	(208)	$(2,133)	(206)	$(2,224)

Class C
Sale of shares	140	$1,648	12		$137	2,225	$23,203	1,482	$16,227
Reinvestment of distributions	— (1)	2	—	(1)	1	337	3,489	388	4,218
Shares repurchased	(39)	(462)	—		—	(2,927)	(30,282)	(2,602)	(28,418)

Net Increase / (Decrease)	101	$1,188	12		$138	(365)	$(3,590)	(732)	$(7,973)

Class I
Sale of shares	6	$71	—		$—	7,369	$75,867	9,376	$102,122
Reinvestment of distributions	1	6	1		13	657	6,736	411	4,444
Shares repurchased	—	—	—		—	(7,278)	(74,560)	(4,327)	(46,859)

Net Increase / (Decrease)	7	$77	1		$13	748	$8,043	5,460	$59,707

Class R6
Sale of shares	—	$—	—		$—	183	$1,906	—	$—
Reinvestment of distributions	—	—	—		—	5	40	—	—
Shares repurchased	—	—	—		—	(6)	(61)	—	—

Net Increase / (Decrease)	—	$—	—		$—	182	$1,885	—	$—

	Senior Floating Rate Fund				Wealth Masters Fund
	Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2015		Year Ended September 30, 2014
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	5,295	$51,097	20,351	$200,743	1,889	$28,329	4,607	$65,457
Reinvestment of distributions	1,177	11,287	1,405	13,850	82	1,205	1	14
Shares repurchased	(8,090)	(77,658)	(30,864)	(304,300)	(1,740)	(25,440)	(1,149)	(16,700)

Net Increase / (Decrease)	(1,618)	$(15,274)	(9,108)	$(89,707)	231	$4,094	3,459	$48,771

Class C
Sale of shares	1,575	$15,160	4,222	$41,705	1,134	$16,676	2,113	$29,835
Reinvestment of distributions	483	4,636	472	4,661	39	567	— (1)	4
Shares repurchased	(5,520)	(53,095)	(5,080)	(50,109)	(680)	(9,890)	(115)	(1,639)

Net Increase / (Decrease)	(3,462)	$(33,299)	(386)	$(3,743)	493	$7,353	1,998	$28,200

Class I
Sale of shares	9,564	$91,910	33,480	$329,745	1,346	$20,069	3,818	$54,849
Reinvestment of distributions	1,206	11,564	1,248	11,990	74	1,097	5	73
Shares repurchased	(27,432)	(263,127)	(26,595)	(261,835)	(2,336)	(33,811)	(3,873)	(55,434)

Net Increase / (Decrease)	(16,662)	$(159,653)	8,103	$79,900	(916)	$(12,645)	(50)	$(512)

(1)	Amount is less than 500.
(2)	Amount is less than $500.

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Note 7. 10% Shareholders

As of September 30, 2015, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
CA-Tax Exempt Bond Fund	31%	1
Essential Resources Fund	95	1	*
Low Volatility Equity Fund	71	3	*
Multi-Sector Intermediate Bond Fund	21	2
Senior Floating Rate Fund	44	3
Wealth Masters Fund	18	1

*	Includes affiliated shareholder account(s)

Note 8. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

At September 30, 2015, the following Funds held securities issued by various companies in specific sectors or countries as detailed below:

Fund	Sector	Percentage of Total Investments
Essential Resources Fund	Industrials	33%
Senior Floating Rate Fund	Consumer Discretionary	30
Wealth Masters Fund	Consumer Discretionary	34

Note 9. Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Each Trustee has also entered into an indemnification agreement with the Trust. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note 10. Federal Income Tax Information

($ reported in thousands)

At September 30, 2015, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bond Fund	$74,842	$1,360	$(1,993)	$(633)
CA Tax-Exempt Bond Fund	28,913	1,810	(182)	1,628
Essential Resources Fund	5,057	11	(1,018)	(1,007)
High Yield Fund	72,625	361	(4,943)	(4,582)
Low Volatility Equity Fund Securities	5,049	5	—	5
Low Volatility Equity Fund Options	(39)	—	—	—
Multi-Sector Intermediate Bond Fund	356,255	4,799	(26,833)	(22,034)
Senior Floating Rate Fund	740,376	1,156	(27,428)	(26,272)
Wealth Masters Fund	134,400	8,538	(15,951)	(7,413)

(1) Amount is less than $500

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Certain Funds have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

	2017	2018	No Expiration		Total
			Short-Term	Long-Term
Bond Fund	$3,149	$—	$8	$—	$3,157
High Yield Fund	13,758	9,151	7	—	22,916
Multi-Sector Intermediate Bond Fund	—	—	—	114	114
Senior Floating Rate Fund	—	—	129	68	197

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the Period ended September 30, 2015, the Low Volatility Equity Fund utilized losses of $12 deferred in prior years against current year capital gains.

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended September 30, 2015, certain Funds deferred and recognized post-October losses as follows:

Fund	Capital Loss Deferred	Capital Loss Recognized
Bond Fund	$1,302	$—
High Yield Fund	2,043	—
Low Volatility Equity Fund	—	39
Multi-Sector Intermediate Bond Fund	6,432	—
Senior Floating Rate Fund	9,748	—

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income
Bond Fund	$—	$—	$—
CA Tax-Exempt Bond Fund	12	652	10
Essential Resources Fund	26	—	—
High Yield Fund	45	—	—
Low Volatility Equity Fund	48	45	—
Multi-Sector Intermediate Bond Fund	—	—	—
Senior Floating Rate Fund	—	—	—
Wealth Masters Fund	1,723	509	—

For the period ended September 30, 2015, the CA Tax-Exempt Bond Fund distributed $1,130 of exempt interest dividends.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

		2015					2014
	Tax Exempt Income	Ordinary income	Long-Term Capital Gains	Tax Return of Capital	Total	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains	Total
Bond Fund	$—	$2,207	$—	$379	$2,586	$—	$3,256	$—	$3,256
CA Tax-Exempt Bond Fund	1,130	33	1,061	—	2,224	1,479	17	938	2,434
Essential Resources Fund	—	—	—	—	—	—	—	—	—
High Yield Fund	—	4,752	—	—	4,752	—	4,910	—	4,910
Low Volatility Equity Fund	—	15	—	—	15	—	15	—	15
Multi-Sector Intermediate Bond Fund	—	14,411	3,975	1,912	20,298	—	20,052	3,597	23,649
Senior Floating Rate Fund	—	32,389	1,003	—	33,392	—	37,727	—	37,727
Wealth Masters Fund	—	2,974	48	—	3,022	—	90	2	92

85

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Note 11. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2015, certain Funds recorded reclassifications to increase (decrease) the accounts as listed below ($ reported in thousands):

	Capital Paid in on Shares of Beneficial Interest		Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Bond Fund	$—		$(490)	$490
CA Tax-Exempt Bond Fund	—	(1)	—	— (1)
Essential Resources Fund	—		1	(1)
High Yield Fund	—		3	(3)
Low Volatility Equity Fund	—	(1)	—	— (1)
Multi-Sector Intermediate Bond Fund	—		(3,478)	3,478
Senior Floating Rate Fund	(111)		6	105
Wealth Masters Fund	—	(1)	135	(135)

(1) Amount less than $500.

Note 12. Regulatory	Matters and Litigation

From time to time, the Funds’ investment adviser and/or its affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Funds’ investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

As part of an SEC non-public, confidential investigation of a matter entitled – In the Matter of F-Squared Investments Inc., the SEC staff informed the Funds’ investment adviser that it was inquiring into whether it had violated securities laws or regulations with respect to circumstances related to that matter. On November 16, 2015, without admitting or denying the SEC’s findings, the Funds’ investment adviser consented to the entry of an order providing that it cease and desist from committing or causing any violations and future violations of Sections 204, 206(2) and 206(4) of the Investment Advisers Act of 1940, as amended, and Rules 204-2, 206(4)-1, 206(4)-7 and 206(4)-8 thereunder, and Section 34(b) of the Investment Company Act of 1940, as amended; agreed to a censure; and paid $16.5 million, which included a civil money penalty of $2 million, disgorgement of $13.4 million and prejudgment interest of $1.1 million.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc. et al) alleging violation of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants knowingly disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. Virtus and its affiliates, including the Funds’ adviser, believe that the suit is without merit and intend to defend it vigorously. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. The Trust believes that the risk of loss to the Funds as a result of this suit is remote. The adviser does not believe that the suit will have any impact on its ability to provide services to the Funds.

On May 8, 2015, a putative class action complaint (Mark Youngers v. Virtus Investment Partners, Inc. et al) alleging violations of certain provisions of the federal securities laws was filed in the United States District Court for the Central District of California. The complaint, which was purportedly filed on behalf of purchasers of certain Virtus Funds previously subadvised by F-Squared between May 8, 2010 and December 22, 2014, inclusive (the “Class Period”), alleges claims against Virtus, certain Virtus officers and affiliates (including the Funds’ investment adviser, Euclid Advisors LLC and VP Distributors, LLC), the trustees and certain officers of the Trust, and certain other parties (the “defendants”). The complaint alleges that during the Class Period the defendants knowingly disseminated materially false and misleading statements and concealed or omitted material facts necessary to make the statements made not misleading. On October 1, 2015, the plaintiff filed a First Amended Class Action Complaint which, among other things, added a derivative claim for breach of fiduciary duty on behalf of the Trust. On October 19, 2015, the Court entered an order transferring the action to the Southern District of New York. Virtus and its affiliates, including the Funds’ adviser, believe the plaintiff’s claims asserted in the complaint are frivolous and intend to defend them vigorously. The Trust believes that the risk of loss to the Funds as a result of this suit is remote. The adviser does not believe that the suit will have any impact on its ability to provide services to the Funds.

Note 13. Borrowings

($ reported in thousands)

On July 2, 2015, the Funds as well as other Funds of the Trust (with the exception of the Senior Floating Rate Fund), entered into a $50,000 secured Line of Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Funds to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth of each Fund’s total net assets in accordance with the Agreement. Interest is

86

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

charged at the higher of the LIBOR (London Interbank Offered Rate) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

From July 2, 2015 to September 30, 2015, the High Yield Fund made borrowings. The average daily borrowings under the Agreement and the weighted daily average interest rate were $2,483 and 1.19%, respectively. No other Funds made borrowings during the period and no Fund had any outstanding borrowings as of September 30, 2015.

On April 30, 2012, the Senior Floating Rate Fund entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $125,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid and accrued for the period ended September 30, 2015, were $118 and are included in interest expense and fees on the Statement of Operations. The Agreement is renewable by the Fund with the Bank’s consent. The Agreement can also be converted to a 364 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. From October 1, 2014 to September 30, 2015, the average daily borrowings under the Agreement and the weighted daily average interest rate were $32,566 and 1.022%, respectively. At September 30, 2015, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$25,500	1.0475%

Note 14. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by a Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund’s Schedule of Investments where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the applicable Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2015, the Funds did not hold any securities that are both illiquid and restricted.

Note 15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

87

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Virtus Opportunities Trust and

Shareholders of the Funds, as defined:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus Essential Resources Fund, Virtus High Yield Fund, Virtus Low Volatility Equity Fund, Virtus Multi-Sector Intermediate Bond Fund, Virtus Senior Floating Rate Fund and Virtus Wealth Masters Fund (constituting funds within Virtus Opportunities Trust, hereafter referred to as the “Funds”) at September 30, 2015, the results of each of their operations for the year or period then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 20, 2015

88

VIRTUS OPPORTUNITIES TRUST

TAX INFORMATION NOTICE

SEPTEMBER 30, 2015

(Unaudited)

For the fiscal year ended September 30, 2015, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amounts will be designated in the next annual report. The actual percentage for the calendar year will be designated in year-end tax statements.

Fund	QDI	DRD	LTCG
Bond Fund	0%	0%	$—
CA Tax-Exempt Bond Fund	—	—	656
Essential Resources Fund	100	42	—
High Yield Fund	—	—	—
Low Volatility Equity Fund	100	100	45
Multi-Sector Intermediate Bond Fund	—	—	—
Senior Floating Rate Fund	—	—	—
Wealth Masters Fund	84	75	513

For federal income tax purposes, 100% of the income dividends paid by the CA Tax-Exempt Bond Fund qualify as exempt-interest dividends.

For the period ended September 30, 2015, the Essential Resources Fund (the “Fund”) recognized $48 ($ reported in thousands) of foreign source income on which the Fund paid foreign taxes of $5 ($ reported in thousands). This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended and the Treasury Regulations thereunder.

89

FUND MANAGEMENT TABLES

(UNAUDITED)

Information pertaining to the trustees and officers of the Trust as of September 30, 2015, is set forth below. The statement of additional information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
McClellan, Hassell H. YOB: 1945 Elected: 2015 55 Portfolios	Retired. Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College; Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008); Trustee (since 2015), Virtus Mutual Fund Complex (46 portfolios); Trustee, John Hancock Fund Complex (since 2000), John Hancock Funds (collectively, 234 portfolios); and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company).
McLoughlin, Philip YOB: 1946 Elected: 2006 69 Portfolios	Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (46 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (7 portfolios); Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); and Managing Director (2008 to 2010), SeaCap Partners, LLC (investment management).
McNamara, Geraldine M. YOB: 1951 Elected: 2006 59 Funds	Retired. Trustee (since 2001), Virtus Mutual Fund Complex (46 portfolios); and Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios)
Oates, James M. YOB: 1946 Elected: 2006 56 Funds	Managing Director (since 1994), Wydown Group (consulting firm). Trustee (since 1987), Virtus Mutual Fund Complex (46 portfolios); Director (since 1996), Stifel Financial; Director (1998 to 2014), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (2002 to 2014), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee/Director (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).
Segerson, Richard E. YOB: 1948 Elected: 2006 46 Funds	Trustee (since 1983), Virtus Mutual Fund Complex (46 portfolios); and Managing Director (1998 to 2013), Northway Management Company.
Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2006 46 Funds	Trustee (since 2002), Virtus Mutual Fund Complex (46 portfolios).

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 67 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2006), Virtus Mutual Funds (46 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).

90

FUND MANAGEMENT TABLES (Continued)

(UNAUDITED)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008-2013).	Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Bradley, W. Patrick YOB: 1972	Senior Vice President (since 2013); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President, since 2013; Vice President (2005-2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Closed-End Funds; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust.

91

Virtus Bond Fund,

Virtus CA Tax-Exempt Bond Fund,

Virtus High Yield Fund,

Virtus Low Volatility Equity Fund,

Virtus Senior Floating Rate Fund and Virtus Wealth Masters Fund each a series of Virtus Opportunities Trust

Supplement dated September 14, 2015 to the Summary Prospectuses dated January 28, 2015, as supplemented, and the Virtus Opportunities Trust Statutory Prospectus, dated January 28, 2015, as supplemented.

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED SEPTEMBER 2, 2015 TO THE ABOVE-REFERENCED PROSPECTUSES. THIS SUPPLEMENT INCLUDES ADDITIONAL INFORMATION WHICH WAS INADVERTANTLY OMITTED IN THE EARLIER SUPPLEMENT.

IMPORTANT NOTICE TO INVESTORS

Virtus Bond Fund

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.45%	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.40%	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses	1.10%	1.85%	1.85%	0.85%
Less: Expense Reimbursement(b)	(0.25%)	(0.25%)	(0.25%)	(0.25%)
Total Annual Fund Operating Expenses After
Expense Reimbursement(b)	0.85%	1.60%	1.60%	0.60%

(b)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 0.85% for Class A Shares, 1.60% for Class B Shares, 1.60% for Class C Shares and 0.60% for Class I Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$459	$663	$911	$1,620
Class B	Sold	$563	$732	$953	$1,930
	Held	$163	$532	$953	$1,930
Class C	Sold	$263	$532	$953	$2,127
	Held	$163	$532	$953	$2,127
Class I	Sold or Held	$61	$220	$421	$1,001

Virtus CA Tax-Exempt Bond Fund

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None
Other Expenses	0.41%	0.41%
Total Annual Fund Operating Expenses	1.11%	0.86%
Less: Expense Reimbursement(a)	(0.26%)	(0.26%)
Total Annual Fund Operating Expenses After Expense Reimbursement(a)	0.85%	0.60%

(a)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 0.85% for Class A Shares and 0.60% for Class I Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$359	$567	$819	$1,543
Class I	Sold or Held	$61	$221	$424	$1,011

Virtus High Yield Fund

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.41%	0.41%	0.41%	0.41%
Total Annual Fund Operating Expenses	1.31%	2.06%	2.06%	1.06%
Less: Expense Reimbursement(b)	(0.16%)	(0.16%)	(0.16%)	(0.16%)
Total Annual Fund Operating Expenses After
Expense Reimbursement(b)	1.15%	1.90%	1.90%	0.90%

(b)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.15% for Class A Shares, 1.90% for Class B Shares , 1.90% for Class C Shares and 0.90% for Class I Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$488	$743	$1,036	$1,867
Class B	Sold	$593	$814	$1,078	$2,171
	Held	$193	$614	$1,078	$2,171
Class C	Sold	$293	$614	$1,078	$2,363
	Held	$193	$614	$1,078	$2,363
Class I	Sold or Held	$92	$305	$553	$1,264

Virtus Low Volatility Equity Fund

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.95%	0.95%	0.95%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	4.95%	4.95%	4.95%
Acquired Fund Fees and Expenses	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses(b)	6.35%	7.10%	6.10%
Less: Expense Reimbursement(c)	(4.80%)	(4.80%)	(4.80%)
Total Annual Fund Operating Expenses After Expense Reimbursement(b)(c)	1.55%	2.30%	1.30%

(b)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(c)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.55% for Class A Shares, 2.30% for Class C Shares and 1.30% for Class I Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$724	$1,514	$2,760	$5,733
Class C	Sold	$333	$1,213	$2,649	$5,983
	Held	$233	$1,213	$2,649	$5,983
Class I	Sold or Held	$132	$922	$2,205	$5,292

Virtus Wealth Masters Fund

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses	1.46%	2.21%	1.21%
Less: Expense Reimbursement(b)	(0.01%)	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.45%	2.20%	1.20%

(b)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.45% for Class A Shares, 2.20% for Class C Shares and 1.20% for Class I Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$714	$1,008	$1,325	$2,219
Class C	Sold	$323	$689	$1,183	$2,543
	Held	$223	$689	$1,183	$2,543
Class I	Sold or Held	$122	$382	$663	$1,464

Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus High Yield Fund, Virtus Low Volatility Equity Fund, Virtus Senior Floating Rate Fund and Virtus Wealth Masters Fund

The first paragraph and the information in the first table in the section “More Information About Fund Expenses” on page 139 of the statutory prospectus are hereby revised with the following information for the above referenced funds:

Virtus Investment Advisers, Inc. (“VIA”) has contractually agreed to limit the total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, leverage expenses, extraordinary expenses and acquired fund fees and expenses, if any) of certain of the funds so that expenses do not exceed, on an annualized basis, the amounts indicated in the following table.

Virtus Wealth Masters Fund

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses	1.46%	2.21%	1.21%
Less: Expense Reimbursement(b)	(0.01%)	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.45%	2.20%	1.20%

(b)

The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.45% for Class A Shares, 2.20% for Class C Shares and 1.20% for Class I Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$714	$1,008	$1,325	$2,219
Class C	Sold	$323	$689	$1,183	$2,543
	Held	$223	$689	$1,183	$2,543
Class I	Sold or Held	$122	$382	$663	$1,464

Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus High Yield Fund, Virtus Low Volatility Equity Fund, Virtus Senior Floating Rate Fund and Virtus Wealth Masters Fund

The first paragraph and the information in the first table in the section “More Information About Fund Expenses” on page 139 of the statutory prospectus are hereby revised with the following information for the above referenced funds:

Virtus Investment Advisers, Inc. (“VIA”) has contractually agreed to limit the total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, leverage expenses, extraordinary expenses and acquired fund fees and expenses, if any) of certain of the funds so that expenses do not exceed, on an annualized basis, the amounts indicated in the following table.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R6 Shares	Class T Shares	Through Date
Virtus Bond Fund	0.85%	1.60%	1.60%	0.60%	N/A	N/A	January 31, 2017
Virtus CA Tax Exempt Bond Fund	0.85%	N/A	N/A	0.60%	N/A	N/A	January 31, 2017
Virtus High Yield Fund	1.15%	1.90%	1.90%	0.90%	N/A	N/A	January 31, 2017
Virtus Low Volatility Equity Fund	1.55%	N/A	2.30%	1.30%	N/A	N/A	January 31, 2017
Virtus Senior Floating Rate Fund(1)	1.20%	N/A	1.95%	0.95%	N/A	N/A	January 31, 2017
Virtus Wealth Masters Fund	1.45%	N/A	2.20%	1.20%	N/A	N/A	January 31, 2017

(1)	Fund expenses currently below the capped level.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/6FundsNewExpCap&Waiver (09/15)

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Hassell H. McClellan

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Web site	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, or contact us

at 1-800-243-1574 or Virtus.com.

8008	11-15

ANNUAL REPORT

Virtus Real Estate Securities Fund

September 30, 2015

TRUST NAME: VIRTUS OPPORTUNITIES TRUST

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Real Estate Securities Fund

(“Real Estate Securities Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Real Estate Securities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the twelve months ended September 30, 2015.

During this period, global equity markets were challenged by falling oil prices, China’s economic slowdown, Greece’s debt crisis, and the growing likelihood of an interest rate hike by the Federal Reserve (the “Fed”). Volatility took its toll on major U.S. equity indices for the twelve months ended September 30, 2015. The large-cap S&P 500® Index and Dow Jones Industrial AverageSM moderately declined 0.61% and 2.11%, respectively, while the technology-heavy NASDAQ Composite Index® gained 4.00%. By comparison, international equities were down even further, with emerging markets hit particularly hard.

Against this backdrop, U.S. Treasuries remained an attractive “safe haven” among global investors. The bellwether 10-year U.S. Treasury yield declined from 2.52% at September 30, 2014 to 2.06% at September 30, 2015. Fixed income assets experienced slight losses in anticipation of the Fed’s stated intention to raise interest rates at the end of 2015. The Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, gained 2.94% for the twelve-month period ended September 30, 2015, while non-investment grade bonds underperformed, with the Barclays U.S. Corporate High Yield Bond Index down 3.43% for the same period.

The strength of the global economy is likely to remain a concern for the markets in the months ahead. Actions by the Fed and other global central banks will be watched with great interest. Following the weak start to the year, the U.S. economy exhibited growth over the second and third quarters of 2015 – including stronger jobs, housing, and consumer spending data – and gives investors reason for optimism. Future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market uncertainty serves as a constant reminder of the importance of portfolio diversification, including exposure to both traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may provide a cushion against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions about your account or require assistance, please visit our website at www.Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2015

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VIRTUS REAL ESTATE SECURITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2015 TO SEPTEMBER 30, 2015

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Real Estate Securities Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without a sales charge and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and timing of any purchases or redemptions.

2

VIRTUS REAL ESTATE SECURITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2015 TO SEPTEMBER 30, 2015

Expense Table
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio	Expenses Paid During Period*
Actual
Class A	$1,000.00	$928.00	1.36%	$6.57
Class B	1,000.00	924.70	2.12	10.23
Class C	1,000.00	924.50	2.12	10.23
Class I	1,000.00	929.40	1.12	5.42
Class R6	1,000.00	930.30	0.94	4.55

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.16	1.36	6.90
Class B	1,000.00	1,014.31	2.12	10.76
Class C	1,000.00	1,014.31	2.12	10.76
Class I	1,000.00	1,019.38	1.12	5.69
Class R6	1,000.00	1,020.30	0.94	4.77

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS REAL ESTATE SECURITIES FUND

SEPTEMBER 30, 2015

(Unaudited)

KEY INVESTMENT TERMS

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Barclays U.S. Corporate High Yield Bond Index

The Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Basel III

A comprehensive series of reform measures intended to strengthen the regulation, supervision, and risk management of the global banking sector.

Dow Jones Industrial AverageSM

A price weighted average of 30 blue chip stocks. The index is calculated on total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges and it is not available for direct investment.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable.

Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE NAREIT Equity REITs Index

The FTSE NAREIT Equity REITs Index is a free-float market capitalization index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

NASDAQ Composite Index®

A market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Unlike other market indexes, the NASDAQ composite is not limited to companies that have U.S. headquarters. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges and it is not available for direct investment.

REIT (Real Estate Investment Trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

4

REAL ESTATE SECURITIES FUND Fund Summary Portfolio Manager Commentary by Duff & Phelps Investment Management Co.	Ticker Symbols: Class A: PHRAX Class B: PHRBX Class C: PHRCX Class R6: VRREX Class I: PHRIX

¢	The Fund is diversified and has investment objectives of capital appreciation and income with approximately equal emphasis.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned 11.34%, Class B shares returned 10.51%, Class C shares returned 10.49%, Class I shares returned 11.63% and Class R6 shares from November 12, 2014 (inception date) through September 30, 2015, returned 1.54%*. For the fiscal year, the S&P 500® Index, a broad-based equity index, returned -0.61%, and the FTSE NAREIT Equity REITs Index, the Fund’s style-specific index appropriate for comparison, returned 9.88%.

*	Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	Equity markets as measured by the S&P 500®Index were flat during the Fund’s fiscal year, yet U.S. REITs performed well, returning 9.88% as measured by the Fund’s benchmark, the FTSE NAREIT Equity REITs Index, which the Fund outperformed. Keys to the solid U.S. REIT performance included strong commercial real estate fundamentals and increases in private market values.

¢	Over the fiscal year, the 10-Year U.S. Treasury defied the consensus forecast again and rallied a bit, ending the period at a 2.04% yield after starting the year at a 2.49% yield on September 30, 2014. For an additional reference point, the yield was 2.61% on September 30, 2013. The key to the ongoing 10-Year U.S. Treasury rally was slowing global growth estimates with China driving the greatest concern among major economies.
¢	Across the major regions of the world, economic growth continued to remain the most resilient in the U.S., the U.K. and the major Nordic cities, as we evidenced during our ongoing property tours. Our U.S. and international travels during the period included property tours in many markets. Touring properties of U.S.-listed names with investments overseas is a regular part of our due diligence. The trips were helpful in providing timely updates on the space and asset markets in each respective locale. Additionally, quality time was spent with existing strategy holdings and conducting due diligence on potential new investment opportunities. At a high level, the strong appetite for high-quality commercial real estate from a wide and deep pool of institutional capital sources was evident across most locations as reflected in recent asset market pricing trends. Space market trends were notably robust for U.S. self-storage, apartment, and industrial real estate.

¢	As of the end of the fiscal year, there remained a range of communication from Federal Reserve (“Fed”) presidents and governors regarding the potential for a 2015 or 2016 initial interest rate hike. Yet the key point is, for another fiscal year of the Fund, the first Fed interest rate hike was deferred. For many market participants including ourselves, having the Fed reload its tool kit before it faces the next economic slowdown in the U.S. is important. Fed Chair Yellen is getting a de-facto benefit of what many could view as an accommodating fiscal policy for consumers in the form of a materially lower gasoline price, something former Fed Chair Bernanke did not witness in his last few years.

¢	Importantly, one differentiator between this recovery and others is the lack of overbuilding. Basel III’s restrictions on banks are providing new constraints this cycle. Supply has increased, but remains contained at 1.2% of existing space in aggregate, broadly in line

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

5

REAL ESTATE SECURITIES FUND (Continued)

with historical obsolescence levels and below long-term historical levels of approximately 2% (source: McGraw-Hill Construction & Citi Research). Controlled supply is a net positive for the REITs we invest in, as it can lead to greater occupancy and pricing power. And in today’s global environment, pricing power is a compelling attribute of commercial real estate.

¢	Thematically, real estate companies remained active on the capital raising front as they looked to fund redevelopment, selective development, and acquisitions. Portfolio pruning and capital recycling was more evident in the U.S. than in other markets as is often the case. We also witnessed a pick-up in mergers and acquisition activity as several privatization deals were announced in the U.S. With the significant amount of real estate private equity capital that has been raised, but currently remains unspent, and the more attractive valuations on offer by publicly traded real estate securities, we expect M&A activity to continue, if not accelerate, over the coming year.

What factors affected the Fund’s performance during its fiscal year?

¢	For the one-year period ended September 30, 2015, the Fund benefited from both security selection and property sector allocation, with the bulk of the relative performance driven from property sector allocation. Overall, the Fund performed ahead of its style-specific benchmark.

¢	Within the U.S., the manufactured home, self-storage, and apartment property sectors demonstrated the best total returns over the last 12 months. The lodging, diversified, and mixed office & industrial property sectors were laggards.

¢	The most significant individual positive contributor to relative performance during the Fund’s fiscal year was allocation to and stock selection within the self-storage property sector. Diversified and regional malls, primarily a result of property sector allocation in the case of diversified and security selection for regional malls, were the second and third most positive contributors to the Fund’s relative performance.

¢	The most significant detractor from relative performance during the Fund’s fiscal year was our overweight allocation and stock selection within the lodging sector. Lodging lagged other sectors in the last 12 months, primarily due to concerns of a global slowdown. There were modest announced downward revisions of less than a couple percent to revenue-per-available-room expectations over the summer, even though per-share earnings guidance, as measured by funds from operations, had been lifted from the start of the year for a number of the key lodging REITs. One of those lodging REITs announced its privatization in September to a strong bid. The possibility of more privatizations to follow, given significant discounts of lodging REITs to net asset value and a robust and well-funded private bid, remains present in lodging and other property sectors. No other property sector had an adverse impact of more than a few basis points on the Fund in its fiscal year.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Real Estate: The fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

6

REAL ESTATE SECURITIES FUND (Continued)

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments at September 30, 2015.
Apartments	21%
Office	15
Regional Malls	13
Shopping Centers	12
Lodging/Resorts	10
Self Storage	10
Industrials	9
Other (includes short-term investments)	10

100%

7

REAL ESTATE SECURITIES FUND (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A Shares at NAV[2]	11.34%	11.70%	7.11%	—	—
Class A Shares at POP[3,4]	4.94	10.38	6.48	—	—
Class B Shares at NAV[2]	10.51	10.86	6.30	—	—
Class B Shares with CDSC[4]	9.30	10.86	6.30	—	—
Class C Shares with NAV[2] and with CDSC[4]	10.49	10.87	6.31	—	—
Class I Shares at NAV	11.63	11.98	—	4.14%[6]	12/29/06
Class R6 Shares at NAV	—	—	—	1.54	11/12/14
S&P 500® Index	-0.61	13.34	6.80	—[5]	—
FTSE NAREIT Equity REITs Index	9.88	12.00	6.82	—[6]	—

Fund Expense Ratios7: A Shares: 1.38%, B Shares: 2.13%, C Shares: 2.13%, I Shares: 1.13%, R6 Shares 0.95%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for Class B shares decline from 5% to 0% over a five-year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchases on which a finder’s fee was paid and all redemptions of Class C shares are 1% within the first year and 0% thereafter.
[5]	The index returned 5.76% for Class I shares and -4.06% for Class R6 shares since the inception date of the respective class.
[6]	The index returned 4.00% for Class I shares and 0.36% for Class R6 shares since the inception date of the respective class.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2005, for Class A,

Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

8

VIRTUS REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—99.3%
REAL ESTATE INVESTMENT TRUSTS—99.3%
DIVERSIFIED—1.5%
American Homes 4 Rent Class A	1,291,800	$20,772

HEALTH CARE—2.7%
HCP, Inc.	284,221	10,587
Ventas, Inc.	462,961	25,954

		36,541

INDUSTRIAL/OFFICE—27.7%
Industrial—8.6%
DCT Industrial Trust, Inc.	1,605,903	54,055
Prologis, Inc.	1,578,550	61,405

		115,460

Mixed—4.2%
Duke Realty Corp.	1,094,852	20,857
Liberty Property Trust	1,119,344	35,270

		56,127

Office—14.9%
Boston Properties, Inc.	292,883	34,677
Cousins Properties, Inc.	2,440,850	22,505
Douglas Emmett, Inc.	1,195,829	34,344
Highwoods Properties, Inc.	702,942	27,239
Kilroy Realty Corp.	808,942	52,711
Paramount Group, Inc.	750,136	12,602
SL Green Realty Corp.	138,077	14,935

		199,013

		370,600

LODGING/RESORTS—10.4%
Host Hotels & Resorts, Inc.	2,553,336	40,368
LaSalle Hotel Properties	1,059,147	30,069
Pebblebrook Hotel Trust	1,008,713	35,759
RLJ Lodging Trust	1,292,700	32,667

		138,863

RESIDENTIAL—21.6%
Apartments—20.5%
American Campus Communities, Inc.	635,424	23,028

	SHARES	VALUE
Apartments (continued)
AvalonBay Communities, Inc.	375,190	$65,591
Camden Property Trust	515,686	38,109
Equity Residential	957,645	71,938
Essex Property Trust, Inc.	337,040	75,302

		273,968

Manufactured Homes—1.1%
Equity Lifestyle Properties, Inc.	264,953	15,518

		289,486

RETAIL—25.6%
Regional Malls—13.4%
General Growth Properties, Inc.	1,955,475	50,784
Macerich Co. (The)	67,675	5,199
Simon Property Group, Inc.	666,641	122,475

		178,458

Shopping Centers—12.2%
Brixmor Property Group, Inc.	1,621,196	38,066
Federal Realty Investment Trust	327,200	44,646
Regency Centers Corp.	516,600	32,107
Tanger Factory Outlet Centers	1,482,700	48,884

		163,703

		342,161

SELF STORAGE—9.8%
CubeSmart	654,250	17,802
Extra Space Storage, Inc.	661,933	51,075
Public Storage	293,020	62,012

		130,889
TOTAL COMMON STOCKS (Identified Cost $864,134)		1,329,312
TOTAL LONG TERM INVESTMENTS—99.3%
(Identified cost $864,134)		1,329,312

See Notes to Financial Statements

9

VIRTUS REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE
SHORT-TERM INVESTMENTS—0.2%
Money Market Mutual Funds—0.2%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.170%)	2,189,000	$2,189
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $2,189)		2,189
TOTAL INVESTMENTS—99.5% (Identified Cost $866,323)		1,331,501	(1)
Other assets and liabilities, net—0.5%		7,070

NET ASSETS—100.0%		$1,338,571

Abbreviation:

REIT Real Estate Investment Trust

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$1,329,312	$1,329,312
Short-term Investments	2,189	2,189

Total Investments	$1,331,501	$1,331,501

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2015.

For information about the abbreviation, See Key Investment Terms on page 4.

See Notes to Financial Statements

10

VIRTUS REAL ESTATE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2015

($ Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)	$1,331,501
Receivables
Investment securities sold	4,633
Fund shares sold	1,648
Dividends and interest receivable	5,941
Prepaid expenses	77
Prepaid trustee retainer	25

Total assets	1,343,825

Liabilities
Payables
Fund shares repurchased	3,546
Investment advisory fees	803
Distribution and service fees	181
Administration fees	132
Transfer agent fees and expenses	498
Professional fees	29
Trustee fees and expenses	2
Other accrued expenses	63

Total liabilities	5,254

Net Assets	$1,338,571

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$717,237
Accumulated undistributed net investment income (loss)	64
Accumulated undistributed net realized gain (loss)	156,092
Net unrealized appreciation (depreciation) on investments	465,178

Net Assets	$1,338,571

Class A
Net asset value (net assets/shares outstanding) per share	$38.45
Maximum offering price per share NAV/(1-5.75%)	$40.80
Shares of beneficial interest outstanding, no par value, unlimited authorization	16,163,574
Net Assets	$621,507
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$37.90
Shares of beneficial interest outstanding, no par value, unlimited authorization	37,409
Net Assets	$1,418
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$38.37
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,720,520
Net Assets	$66,023
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$38.42
Shares of beneficial interest outstanding, no par value, unlimited authorization	16,867,541
Net Assets	$647,976
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$38.42
Shares of beneficial interest outstanding, no par value, unlimited authorization	42,858
Net Assets	$1,647

(1) Investment in securities at cost	$866,323

See Notes to Financial Statements

11

VIRTUS REAL ESTATE SECURITIES FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2015

($ reported in thousands)

Investment Income
Dividends	$41,621

Total investment income	41,621

Expenses
Investment advisory fees	11,538
Service fees, Class A	1,949
Distribution and service fees, Class B	22
Distribution and service fees, Class C	710
Administration fees	1,893
Transfer agent fees and expenses	3,595
Registration fees	119
Printing fees and expenses	142
Trustees’ fees and expenses	53
Professional fees	36
Custodian fees	19
Interest expense and fees	7
Miscellaneous expenses	79

Total expenses	20,162

Net investment income (loss)	21,459

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	197,947
Net change in unrealized appreciation (depreciation) on investments	(43,973)

Net gain (loss) on investments	153,974

Net increase (decrease) in net assets resulting from operations	$175,433

See Notes to Financial Statements

12

VIRTUS REAL ESTATE SECURITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended September 30, 2015		Year Ended September 30, 2014
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$21,459		$12,621
Net realized gain (loss)	197,947		82,965
Net change in unrealized appreciation (depreciation)	(43,973)		75,694

Increase (decrease) in net assets resulting from operations	175,433		171,280

From Distributions to Shareholders
Net investment income, Class A	(9,863)		(5,947)
Net investment income, Class B	(10)		—
Net investment income, Class C	(399)		(22)
Net investment income, Class I	(11,111)		(6,661)
Net investment income, Class R6	(12)		—
Net realized short-term gains, Class A	(2,206)		(3,484)
Net realized short-term gains, Class B	(7)		(16)
Net realized short-term gains, Class C	(189)		(289)
Net realized short-term gains, Class I	(1,983)		(2,785)
Net realized short-term gains, Class R6	(—	)(1)	—
Net realized long-term gains, Class A	(36,741)		(44,343)
Net realized long-term gains, Class B	(122)		(231)
Net realized long-term gains, Class C	(3,144)		(3,706)
Net realized long-term gains, Class I	(33,016)		(35,011)
Net realized long-term gains, Class R6	(5)		—

Decrease in net assets from distributions to shareholders	(98,808)		(102,495)

From Share Transactions (See Note 5)
Sale of shares
Class A (5,635 and 7,009 shares, respectively)	229,447		255,043
Class B (—(2) and 1 shares, respectively)	14		24
Class C (249 and 226 shares, respectively)	10,111		8,175
Class I (3,839 and 8,981 shares, respectively)	156,081		320,980
Class R6 (55 and 0 shares, respectively)	2,219		—

Reinvestment of distributions
Class A (1,152 and 1,522 shares, respectively)	46,862		50,196
Class B (3 and 6 shares, respectively)	124		207
Class C (83 and 106 shares, respectively)	3,363		3,460
Class I (1,103 and 1,207 shares, respectively)	44,771		39,908
Class R6 (—(2) and 0 shares, respectively)	17		—

Shares repurchased
Class A (10,962 and 9,437 shares, respectively)	(439,189)		(339,925)
Class B (43 and 45 shares, respectively)	(1,694)		(1,607)
Class C (330 and 412 shares, respectively)	(13,174)		(14,730)
Class I (6,450 and 5,925 shares, respectively)	(260,654)		(213,956)
Class R6 (12 and 0 shares, respectively)	(489)		—

Increase (decrease) in net assets from share transactions	(222,191)		107,775

Net increase (decrease) in net assets	(145,566)		176,560

Net Assets
Beginning of period	1,484,137		1,307,577

End of period	$1,338,571		$1,484,137

Accumulated undistributed net investment income (loss) at end of period	$64		$—

(1)	Amount is less than $500.
(2)	Amount is less than 500 shares.

See Notes to Financial Statements

13

VIRTUS REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
10/1/14 to 9/30/15	$36.65	0.51	3.76	4.27	(0.53)	(1.94)	(2.47)	1.80	$38.45	11.34%	$621,507	1.36%	1.26%	22%
10/1/13 to 9/30/14	35.10	0.29	3.86	4.15	(0.29)	(2.31)	(2.60)	1.55	36.65	12.75	745,473	1.38	0.79	28
10/1/12 to 9/30/13	34.19	0.36	0.91	1.27	(0.36)	—	(0.36)	0.91	35.10	3.70	745,631	1.40	1.00	30
10/1/11 to 9/30/12	26.05	0.21	8.24	8.45	(0.31)	—	(0.31)	8.14	34.19	32.49	789,925	1.41	0.67	24
10/1/10 to 9/30/11	26.10	0.11	0.12	0.23	(0.28)	—	(0.28)	(0.05)	26.05	0.82	605,073	1.46	0.39	36

Class B
10/1/14 to 9/30/15	$36.13	0.17	3.74	3.91	(0.20)	(1.94)	(2.14)	1.77	$37.90	10.51%	$1,418	2.11%	0.42%	22%
10/1/13 to 9/30/14	34.62	(0.01)	3.84	3.83	(0.01)	(2.31)	(2.32)	1.51	36.13	11.91	2,770	2.13	(0.02)	28
10/1/12 to 9/30/13	33.72	0.10	0.89	0.99	(0.09)	—	(0.09)	0.90	34.62	2.92	3,978	2.15	0.29	30
10/1/11 to 9/30/12	25.71	0.02	8.06	8.08	(0.07)	—	(0.07)	8.01	33.72	31.49	6,761	2.16	0.07	24
10/1/10 to 9/30/11	25.76	(0.01)	0.03	0.02	(0.07)	—	(0.07)	(0.05)	25.71	0.03	9,461	2.21	(0.05)	36

Class C
10/1/14 to 9/30/15	$36.59	0.22	3.73	3.95	(0.23)	(1.94)	(2.17)	1.78	$38.37	10.49%	$66,023	2.11%	0.56%	22%
10/1/13 to 9/30/14	35.04	0.01	3.87	3.88	(0.02)	(2.31)	(2.33)	1.55	36.59	11.91	62,889	2.13	0.04	28
10/1/12 to 9/30/13	34.14	0.08	0.92	1.00	(0.10)	—	(0.10)	0.90	35.04	2.93	63,005	2.15	0.23	30
10/1/11 to 9/30/12	26.02	(0.03)	8.22	8.19	(0.07)	—	(0.07)	8.12	34.14	31.48	60,941	2.16	(0.10)	24
10/1/10 to 9/30/11	26.06	(0.09)	0.12	0.03	(0.07)	—	(0.07)	(0.04)	26.02	0.08	44,853	2.21	(0.30)	36

The footnote legend is at the end of the financial highlights

See Notes to Financial Statements

14

VIRTUS REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Class I
10/1/14 to 9/30/15	$36.62	0.62	3.75	4.37	(0.63)	(1.94)	(2.57)	1.80	$38.42	11.63%		$647,976	1.11%		1.55%		22%
10/1/13 to 9/30/14	35.07	0.39	3.86	4.25	(0.39)	(2.31)	(2.70)	1.55	36.62	13.04		673,005	1.13		1.07		28
10/1/12 to 9/30/13	34.16	0.43	0.92	1.35	(0.44)	—	(0.44)	0.91	35.07	3.96		494,963	1.15		1.21		30
10/1/11 to 9/30/12	26.03	0.30	8.22	8.52	(0.39)	—	(0.39)	8.13	34.16	32.80		422,374	1.16		0.93		24
10/1/10 to 9/30/11	26.08	0.19	0.12	0.31	(0.36)	—	(0.36)	(0.05)	26.03	1.08		320,059	1.21		0.65		36

Class R6
11/12/14(4) to 9/30/15	$40.32	0.79	(0.06)	0.73	(0.69)	(1.94)	(2.63)	(1.90)	$38.42	1.54	%(6)	$1,647	0.94	%(5)	2.30	%(5)	22%

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	The Fund may invest in other funds, and the annualized expense ratios do not reflect fees and expenses associated with the underlying funds.
(4)	Inception date of class.
(5)	Annualized.
(6)	Not annualized.

See Notes to Financial Statements

15

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 32 funds of the Trust are offered for sale, of which the Real Estate Securities Fund (the “Fund”) is reported in this annual report. The Fund’s investment objectives is outlined in the Fund Summary page. There is no guarantee the Fund will achieve its objective.

The Fund offers Class A shares, Class C shares, Class I shares and Class R6 shares for sale. Class B shares are no longer available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions. (For information regarding Qualifying Transactions, refer to the Fund’s prospectus.)

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were generally sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Class R6 shares are only available to participants in employer-sponsored retirement plans, such as 401(k) plans, profit sharing plans, defined benefit plans and other employer directed plans. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the funds.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved Rule 12b-1 and/or shareholder service plan (“12b-1 plan”) and has exclusive voting rights with respect to such plans. Class I shares and Class R6 shares are not subject to a 12b-1 plan. Income and other expenses as well as realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

16

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. It is the Fund’s policy to recognize transfers at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative

17

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2015, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2012 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

18

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Trust. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund:

First $1 Billion	$1 Billion through $2 Billion	$2+ Billion
0.75%	0.70%	0.65%

B.	Subadviser

Duff & Phelps Investment Management Co. (the “Subadviser”), an indirect wholly-owned subsidiary of Virtus, is the subadviser to the Fund. The Subadviser manages the investments of the Fund for which it is paid a fee by the Adviser.

C.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal year (the “period”) ended September 30, 2015, it retained net commissions of $23 for Class A shares and deferred sales charges of $1, $0 and $0 for Class A shares, Class B shares and Class C shares, respectively.

In addition, the Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan as a percentage of the daily average net assets of each respective class at the annual rates as follows: 0.25% for Class A shares, 1.00% for Class B shares, and 1.00% for Class C shares. Class R6 shares and Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

19

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

D.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as administrator and transfer agent to the Fund.

For the period ended September 30, 2015, the Fund incurred administration fees totaling $1,514 which are included in the Statement of Operations.

For the period ended September 30, 2015, the Fund incurred transfer agent fees totaling $3,478 which are included in the Statement of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

E.	Affiliated Shareholders

At September 30, 2015, Virtus and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated to the following:

Shares	Aggregate Net Asset Value
200,403	$7,699

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended September 30, 2015, were as follows:

Purchases	Sales
$330,978	$615,313

There were no purchases or sales of long-term U.S. Government and agency securities for the period ended September 30, 2015.

Note 5. Borrowings

($ reported in thousands)

On July 2, 2015, the Fund and other affiliated Funds entered into a $50,000 secured Line of Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank to manage large unexpected redemptions and trade fails, up to a limit of one-fifth of the Fund’s total net assets in accordance with the Agreement. Interest is charged at the higher of the LIBOR (London Interbank Offered Rate) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

From July 2, 2015 to September 30, 2015, the average daily borrowings under the Agreement and the weighted daily average interest rate were $12,500 and 1.19%, respectively. The Fund had no outstanding borrowings as of September 30, 2015.

20

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Note 6. 10% Shareholders

As of September 30, 2015, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

% of Shares Outstanding	Number of Accounts
27%	2

The shareholders are not affiliated with Virtus.

Note 7. Credit Risk and Asset Concentrations

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 8. Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Trust. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 9. Federal Income Tax Information

($ reported in thousands)

At September 30, 2015, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$889,060	$468,675	$(26,234)	$442,441

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) (which are disclosed above) consist of undistributed ordinary income of $8,841 and undistributed long-term capital gains of $170,052.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

21

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

The tax character of dividends and distributions paid during the years ended September 30, 2015 and 2014 was as follows:

	Year Ended
	2015	2014
Ordinary Income	$25,780	$19,204
Long-Term Capital Gains	73,028	83,291

Total	$98,808	$102,495

Note 10. Regulatory Matters and Litigation

From time to time, the Fund’s investment adviser and/or its affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Fund’s investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

As part of an SEC non-public, confidential investigation of a matter entitled – In the Matter of F-Squared Investments Inc., the SEC staff informed the Fund’s investment adviser that it was inquiring into whether it had violated securities laws or regulations with respect to circumstances related to that matter. On November 16, 2015, without admitting or denying the SEC’s findings, the Fund’s investment adviser consented to the entry of an order providing that it cease and desist from committing or causing any violations and future violations of Sections 204, 206(2) and 206(4) of the Investment Advisers Act of 1940, as amended, and Rules 204-2, 206(4)-1, 206(4)-7 and 206(4)-8 thereunder, and Section 34(b) of the Investment Company Act of 1940, as amended; agreed to a censure; and paid $16.5 million, which included a civil money penalty of $2 million, disgorgement of $13.4 million and prejudgment interest of $1.1 million.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc. et al) alleging violation of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants knowingly disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. Virtus and its affiliates, including the Fund’s adviser, believe that the suit is without merit and intend to defend it vigorously. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. The Trust believes that the risk of loss to the Fund as a result of this suit is remote. The adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

22

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

On May 8, 2015, a putative class action complaint (Mark Youngers v. Virtus Investment Partners, Inc. et al) alleging violations of certain provisions of the federal securities laws was filed in the United States District Court for the Central District of California. The complaint, which was purportedly filed on behalf of purchasers of certain Virtus Funds previously subadvised by F-Squared between May 8, 2010 and December 22, 2014, inclusive (the “Class Period”), alleges claims against Virtus, certain Virtus officers and affiliates (including the Fund’s investment adviser, Euclid Advisors LLC and VP Distributors, LLC), the trustees and certain officers of the Trust, and certain other parties (the “defendants”). The complaint alleges that during the Class Period the defendants knowingly disseminated materially false and misleading statements and concealed or omitted material facts necessary to make the statements made not misleading. On October 1, 2015, the plaintiff filed a First Amended Class Action Complaint which, among other things, added a derivative claim for breach of fiduciary duty on behalf of the Trust. On October 19, 2015, the Court entered an order transferring the action to the Southern District of New York. Virtus and its affiliates, including the Fund’s adviser, believe the plaintiff’s claims asserted in the complaint are frivolous and intend to defend them vigorously. The Trust believes that the risk of loss to the Fund as a result of this suit is remote. The adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Opportunities Trust and Shareholders of

Virtus Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Virtus Real Estate Securities Fund (one of the funds constituting Virtus Opportunities Trust, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 20, 2015

24

VIRTUS REAL ESTATE SECURITIES FUND

TAX INFORMATION NOTICE (Unaudited)

SEPTEMBER 30, 2015

For the fiscal year ended September 30, 2015, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amount, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
0%	0%	$181,095

25

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2015, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
McClellan, Hassell H. YOB: 1945 Elected: 2015 55 Portfolios	Retired. Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College; Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008); Trustee (since 2015), Virtus Mutual Fund Complex (46 portfolios); Trustee, John Hancock Fund Complex (since 2000), John Hancock Funds (collectively, 234 portfolios); and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company).
McLoughlin, Philip YOB: 1946 Elected: 2006 69 Portfolios	Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (46 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (7 portfolios); Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); and Managing Director (2008 to 2010), SeaCap Partners, LLC (investment management).
McNamara, Geraldine M. YOB: 1951 Elected: 2006 59 Funds	Retired. Trustee (since 2001), Virtus Mutual Fund Complex (46 portfolios); and Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios).
Oates, James M. YOB: 1946 Elected: 2006 56 Funds	Managing Director (since 1994), Wydown Group (consulting firm). Trustee (since 1987), Virtus Mutual Fund Complex (46 portfolios); Director (since 1996), Stifel Financial; Director (1998 to 2014), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (2002 to 2014), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee/Director (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).
Segerson, Richard E. YOB: 1948 Elected: 2006 46 Funds	Trustee (since 1983), Virtus Mutual Fund Complex (46 portfolios); and Managing Director (1998 to 2013), Northway Management Company.
Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2006 46 Funds	Trustee (since 2002), Virtus Mutual Fund Complex (46 portfolios).

26

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 67 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2006), Virtus Mutual Funds (46 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).

27

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008-2013).	Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Bradley, W. Patrick YOB: 1972	Senior Vice President (since 2013); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President, since 2013; Vice President (2005-2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Closed-End Funds; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.

28

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust.

29

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Hassell H. McClellan

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Web site	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative, or

contact us at 1-800-243-1574

or Virtus.com

8009	11-15

ANNUAL REPORT

Virtus Alternatives Diversifier Fund

Virtus Disciplined Equity Style Fund*

Virtus Disciplined Select Bond Fund*

Virtus Disciplined Select Country Fund*

Virtus Dynamic Trend Fund

Virtus Equity Trend Fund*

Virtus Global Equity Trend Fund*

Virtus Herzfeld Fund*

Virtus Multi-Asset Trend Fund*

Virtus Sector Trend Fund

September 30, 2015 TRUST NAME: VIRTUS OPPORTUNITIES TRUST * Prospectus supplements applicable to these Funds appear at the back of this Annual Report.

Not FDIC Insured

No Bank Guarantee

May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4

Fund	Fund Summary	Schedule of Investments
Virtus Alternatives Diversifier Fund (“Alternatives Diversifier Fund”)	8	34
Virtus Disciplined Equity Style Fund (“Disciplined Equity Style Fund”)	10	35
Virtus Disciplined Select Bond Fund (“Disciplined Select Bond Fund”)	12	36
Virtus Disciplined Select Country Fund (“Disciplined Select Country Fund”)	14	37
Virtus Dynamic Trend Fund (“Dynamic Trend Fund”)	16	38
Virtus Equity Trend Fund (“Equity Trend Fund”)	19	39
Virtus Global Equity Trend Fund (“Global Equity Trend Fund”)	22	41
Virtus Herzfeld Fund (“Herzfeld Fund”)	25	42
Virtus Multi-Asset Trend Fund (“Multi-Asset Trend Fund”)	28	43
Virtus Sector Trend Fund (“Sector Trend Fund”)	31	45
Statements of Assets and Liabilities		46
Statements of Operations		49
Statements of Changes in Net Assets		52
Financial Highlights		57
Notes to Financial Statements		63
Report of Independent Registered Public Accounting Firm		76
Tax Information Notice		77
Fund Management Tables		78

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees (“Trustees” or the “Board”) of the Trust. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the twelve months ended September 30, 2015.

During this period, global equity markets were challenged by falling oil prices, China’s economic slowdown, Greece’s debt crisis, and the growing likelihood of an interest rate hike by the Federal Reserve (the “Fed”). Volatility took its toll on major U.S. equity indices for the twelve months ended September 30, 2015. The large-cap S&P 500® Index and Dow Jones Industrial AverageSM moderately declined 0.61% and 2.11%, respectively, while the technology-heavy NASDAQ Composite Index® gained 4.00%. By comparison, international equities were down even further, with emerging markets hit particularly hard.

Against this backdrop, U.S. Treasuries remained an attractive “safe haven” among global investors. The bellwether 10-year U.S. Treasury yield declined from 2.52% at September 30, 2014 to 2.06% at September 30, 2015. Fixed income assets experienced slight losses in anticipation of the Fed’s stated intention to raise interest rates at the end of 2015. The Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, gained 2.94% for the twelve-month period ended September 30, 2015, while non-investment grade bonds underperformed, with the Barclays U.S. Corporate High Yield Bond Index down 3.43% for the same period.

The strength of the global economy is likely to remain a concern for the markets in the months ahead. Actions by the Fed and other global central banks will be watched with great interest. Following the weak start to the year, the U.S. economy exhibited growth over the second and third quarters of 2015 – including stronger jobs, housing, and consumer spending data – and gives investors reason for optimism. Future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market uncertainty serves as a constant reminder of the importance of portfolio diversification, including exposure to both traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may provide a cushion against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions about your account or require assistance, please visit our website at www.Virtus.com or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely, George R. Aylward President, Virtus Mutual Funds October 2015

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

1

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2015 TO SEPTEMBER 30, 2015

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without a sales charge and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio	Expenses Paid During Period*
Alternatives Diversifier Fund
Actual
Class A	$1,000.00	$910.40	0.70%	$3.35
Class C	1,000.00	906.80	1.45	6.93
Class I	1,000.00	911.60	0.44	2.11
Hypothetical (5% return before expenses)
Class A	1,000.00	1,021.51	0.70	3.55
Class C	1,000.00	1,017.71	1.45	7.36
Class I	1,000.00	1,022.83	0.44	2.23
Disciplined Equity Style Fund
Actual
Class A	$1,000.00	$897.30	1.60%	$7.61
Class C	1,000.00	894.20	2.35	11.16
Class I	1,000.00	897.90	1.35	6.42
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.95	1.60	8.12
Class C	1,000.00	1,013.14	2.35	11.93
Class I	1,000.00	1,018.22	1.35	6.85
Disciplined Select Bond Fund
Actual
Class A	$1,000.00	$963.80	1.40%	$6.89
Class C	1,000.00	959.60	2.15	10.56
Class I	1,000.00	964.80	1.15	5.66
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.96	1.40	7.11
Class C	1,000.00	1,014.15	2.15	10.91
Class I	1,000.00	1,019.23	1.15	5.84
Disciplined Select Country Fund
Actual
Class A	$1,000.00	$906.40	1.70%	$8.12
Class C	1,000.00	903.10	2.45	11.69
Class I	1,000.00	907.60	1.45	6.93
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.44	1.70	8.63
Class C	1,000.00	1,012.63	2.45	12.44
Class I	1,000.00	1,017.71	1.45	7.36
Dynamic Trend Fund**†
Actual
Class A	$1,000.00	$957.40	0.19%	$0.93
Class B	1,000.00	953.10	1.01	4.95
Class C	1,000.00	953.90	0.93	4.56
Class I	1,000.00	958.00	-0.05	-0.25
Class R6	1,000.00	959.00	-0.24	-1.18
Hypothetical (5% return before expenses)
Class A	1,000.00	1,024.10	0.19	0.96
Class B	1,000.00	1,019.94	1.01	5.13
Class C	1,000.00	1,020.35	0.93	4.72
Class I	1,000.00	1,025.32	-0.05	-0.25
Class R6	1,000.00	1,026.29	-0.24	-1.22

2

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2015 TO SEPTEMBER 30, 2015

Expense Table
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio	Expenses Paid During Period*
Equity Trend Fund
Actual
Class A	$1,000.00	$936.70	1.61%	$7.82
Class C	1,000.00	933.20	2.37	11.49
Class I	1,000.00	937.70	1.36	6.61
Class R6	1,000.00	938.50	1.25	6.07
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.90	1.61	8.17
Class C	1,000.00	1,013.04	2.37	12.03
Class I	1,000.00	1,018.16	1.36	6.90
Class R6	1,000.00	1,018.72	1.25	6.35
Global Equity Trend Fund
Actual
Class A	$1,000.00	$929.50	1.68%	$8.13
Class C	1,000.00	926.60	2.43	11.74
Class I	1,000.00	930.60	1.44	6.97
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.54	1.68	8.53
Class C	1,000.00	1,012.73	2.43	12.34
Class I	1,000.00	1,017.76	1.44	7.31
Herzfeld Fund
Actual
Class A	$1,000.00	$896.90	1.60%	$7.61
Class C	1,000.00	893.20	2.35	11.15
Class I	1,000.00	898.20	1.35	6.42
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.95	1.60	8.12
Class C	1,000.00	1,013.14	2.35	11.93
Class I	1,000.00	1,018.22	1.35	6.85
Multi-Asset Trend Fund
Actual
Class A	$1,000.00	$952.10	1.61%	$7.88
Class C	1,000.00	948.70	2.36	11.53
Class I	1,000.00	953.20	1.36	6.66
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.90	1.61	8.17
Class C	1,000.00	1,013.09	2.36	11.98
Class I	1,000.00	1,018.16	1.36	6.90
Sector Trend Fund
Actual
Class A	$1,000.00	$956.50	1.00%	$4.90
Class C	1,000.00	953.10	1.76	8.62
Class I	1,000.00	958.30	0.76	3.73
Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.99	1.00	5.08
Class C	1,000.00	1,016.13	1.76	8.93
Class I	1,000.00	1,021.21	0.76	3.86
*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees, reimbursed expenses, dividends and interest on short sales, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

**	Dynamic Trend Fund’s annualized expense ratios include interest expense due to leverage and dividends and interest expense on short sales.

†	The expense figures reflected in the table for the Dynamic Trend Fund are due to a negative performance fee adjustment during the period. See Note 3A in the Notes to Financial Statements for more information on the performance fee calculation.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

KEY INVESTMENT TERMS

(Unaudited)

Alerian MLP Index

The Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float adjusted, capitalization-weighted index, which includes 50 prominent companies and captures approximately 75% of available market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis. The index is unmanaged, its returns do not reflect any fees, tax assets or liabilities, expenses or sales charges, and it is not available for direct investment.

Alternatives Diversifier Composite Index

The Alternatives Diversifier composite index consists of: Diversified Trends Index (15%), UBS Global Investors (Real Estate) Index (20%), Global Infrastructure, represented by the MSCI World Infrastructure Sector Capped Index (since 9/1/2008) (15%), S&P North American Natural Resources Sector Index (10%), Deutsche Bank Liquid Commodity Index (15%), Deutsche Bank G10 Currency Harvest Index (15%), and Credit Suisse Leveraged Loan Index (10%). From 9/1/2008 to 3/1/2012 the composite consisted of HFRX Equity Market Neutral Index (20%), UBS Global Investors (Real Estate) Index (20%), Global Infrastructure, represented by the MSCI World Infrastructure Sector Capped Index (since 9/1/2008) (15%), S&P North American Natural Resources Sector Index (10%), Deutsche Bank Liquid Commodity Index (15%), Deutsche Bank G10 Currency Harvest Index (10%) and Credit Suisse Leveraged Loan Index (10%). Prior to 9/1/2008, the Global Infrastructure component was represented by a mix of MSCI US Utilities Index (65%), MSCI World Telecom Services Index (20%) and MSCI World ex US Utilities Index (15%). The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Corporate High Yield Bond Index

The Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

BofA Merrill Lynch US High Yield Master II Option-Adjusted Spread Index

The BofA Merrill Lynch Option-Adjusted Spreads (OASs) are the calculated spreads between a computed OAS index of all bonds in a given rating category and a spot Treasury curve. An OAS index is constructed using each constituent bond’s OAS, weighted by market capitalization. The BofA Merrill Lynch High Yield Master II OAS uses an index of bonds that are below investment grade (those rated BB or below).

Chicago Board Options Exchange (CBOE) Volatility Index®

The Chicago Board Options Exchange (CBOE) Volatility Index (“VIX® Index”) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX® Index is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Dow Jones Global Moderate Portfolio Index

The Dow Jones Global Moderate Portfolio Index is a benchmark that takes 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash. The index is the efficient allocation of stocks, bonds, and cash in a portfolio with 60% of the risk of the Dow Jones Aggressive Portfolio Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

4

KEY INVESTMENT TERMS (Continued)

(Unaudited)

Dow Jones Industrial AverageSM

A market indicator composed of 30 actively traded blue chip U.S. stocks. While the index attempts to be representative of the U.S. economy as a whole, it is somewhat heavily weighted toward industrials. It is a price-weighted average, which means that the price movement of each stock is weighted equally regardless of its market capitalization. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Exchange-Traded Funds (ETF)

A Fund that is traded on a stock exchange. Most ETFs have a portfolios of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Herzfeld Composite Index (60% MSCI AC World Index (net)/40% Barclays U.S. Aggregate Bond Index)

The composite index consists of 60% MSCI AC World Index (net) and 40% Barclays U.S. Aggregate Bond Index. The MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. Each index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

HFRX Equity Hedge Index

The HFRX Equity Hedge Index measures performance of long and short strategies that invest primarily in equity and equity derivative securities. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

iShares®

Represents shares of an open-end exchange-traded fund.

Long position (“long”)

Ownership of a security, giving the investor the right to transfer ownership to someone else, the right to receive income paid by the security, and the right to any profits or losses as the security’s value changes.

MLP (Master Limited Partnership)

A type of limited partnership that is publicly traded. The partnership must derive most of its cash flows from real estate, natural resources and commodities.

MSCI All Country World Index (Net)

The MSCI All Country World Index (Net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and is not available for direct investment.

MSCI EAFE® Index (net)

The MSCI EAFE® Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI France Index

The MSCI France Index is designed to measure the performance of the large, mid and small cap segments of the French market. With 74 constituents, the index covers about 85% of the equity universe in France. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

5

KEY INVESTMENT TERMS (Continued)

(Unaudited)

MSCI Japan Index

The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. With 316 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Japan. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Sweden Index

The MSCI Sweden Index is designed to measure the performance of the large and mid cap segments of the Swedish market. With 30 constituents, the index covers about 85% of the equity universe in Sweden. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Switzerland Index

The MSCI Switzerland Index is designed to measure the performance of the large and mid cap segments of the Swiss market. With 39 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Switzerland. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

NASDAQ Composite Index®

A market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Unlike other market indexes, the NASDAQ composite is not limited to companies that have U.S. headquarters. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges and it is not available for direct investment.

Russell 1000® Index

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 1000® Value Index

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 2000® Value Index

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 3000® Index

The Russell 3000® Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell 3000® Growth Index

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

6

KEY INVESTMENT TERMS (Continued)

(Unaudited)

Russell 3000® Value Index

The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Russell Midcap® Index

The Russell Midcap® Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell Midcap® Value Index

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

SPDR®

Represents shares of an open-end exchange-traded fund.

Short position (“short”)

Stock shares that an investor has sold without actually owning (by borrowing the certificates from a broker) in anticipation of a decline in the stock value by a certain date. If the price falls, the investor buys the shares at the lower rate and makes a profit on the difference. It the price rises, the investor must buy at the higher price and sustains a loss.

Treasury Inflation-Protected Securities (TIPS)

Treasury Inflation-Protected Securities provide protection against inflation. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When a TIPS matures, the investor is paid the adjusted principal or original principal, whichever is greater.

7

Alternatives Diversifier Fund Fund Summary	Ticker Symbols: Class A: PDPAX Class C: PDPCX Class I: VADIX

Portfolio Manager Commentary by Euclid Advisors LLC

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -10.02%, Class C shares returned -10.66%, and Class I shares returned -9.77%. For the same period, the S&P 500® Index, a broad-based equity index, returned -0.61%, and the Alternatives Diversifier Composite Index, the Fund’s style-specific index appropriate for comparison, returned -11.55%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	U.S. stock markets experienced increased volatility over the last 12 months. After a violent 7.5% sell-off in the fall of 2014, stocks rallied more than 14% to make new all-time highs in May of this year. After a few months of mostly sideways action, in August the market had its first 10% correction since 2011. Other global equity markets also suffered losses, with many emerging markets in bear market territory, having lost more than 20% during the year. Bond markets remained surprisingly subdued with government yields in most developed markets very low because of exceedingly accommodative central bank policy. Commodity markets were very weak over the year and continued to be so as of the end of the Fund’s fiscal year. Crude oil and other hydrocarbons, such as natural gas and coal, collapsed over the last year and remained under pricing pressure as of the end of the Fund’s fiscal year. The slow pace of global growth, particularly in China, caused industrial metals and grain prices to decline as well.

What factors affected the Fund’s performance during its fiscal year?

¢	For the previous 12 months, the Fund declined 10.02% (Class A shares), slightly ahead of its style index, which was down 11.55%. The Fund’s overweighting of real estate was a positive performance driver, as it was the best performing asset class over the last year. The Fund’s underweighting of commodities and related equities was beneficial, but was not enough to stave off losses in the portfolio. Very low inflation globally, combined with weakening economic conditions in many emerging markets and China, put downward pressure on commodity prices. During the year, both commodities and commodity equites suffered losses of more than 30%. The Fund invests some of its money in these areas to diversify away from traditional stocks and bonds, but this year, that diversification was detrimental to overall performance as commodities were especially hard hit. The Fund’s underweight to managed futures also detracted from performance. Even though that area suffered losses for the year, it was still among the Fund’s better performing components.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Allocation: The fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Real Estate: The fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Fund of funds: Because the fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s).

Affiliated Funds: The fund’s adviser can select affiliated and/or unaffiliated funds, which may create a conflict of interest.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Affiliated Equity Mutual Funds	47%
Exchange-Traded Funds	38
Affiliated Fixed Income Mutual Funds	15

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

8

Alternatives Diversifier Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	-10.02%	1.31%	1.48%		11/30/05
Class A Shares at POP[3,4]	-15.19	0.12	0.87		11/30/05
Class C Shares at NAV[2] and with CDSC[4]	-10.66	0.55	0.72		11/30/05
Class I Shares at NAV	-9.77	1.56	3.09		10/1/09
S&P 500® Index	-0.61	13.34	—	[5]	—
Alternatives Diversifier Composite Index	-11.55	2.04	—	[6]	—

Fund Expense Ratios7: A Shares: 1.70%; C Shares: 2.45%; I Shares: 1.45%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index returned 6.69% for Class A and Class C shares and 13.29% for Class I shares since the inception date of the respective share class.
[6]	The index returned 2.65% for Class A and Class C shares and 3.23% for Class I shares since the inception date of the respective share class.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on November 30, 2005 (inception date of the Fund), for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

9

Disciplined Equity Style Fund Fund Summary	Ticker Symbols: Class A: VDEAX Class C: VDECX Class I: VDEIX

Portfolio Manager Commentary by Newfound Investments, LLC

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -0.01%, Class C shares returned -0.72%, and Class I shares returned 0.16%. For the same period, the S&P 500® Index, a broad-based equity index, returned -0.61%, and the Russell 3000® Index the Fund’s style-specific benchmark appropriate for comparison returned -0.49%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	During the Fund’s prior fiscal year, the Russell 3000® Index returned -0.49%, marred by volatility and dramatic sell-offs in October 2014 and August 2015. Global economic news remains mixed with concerns around deflation in Europe, slowing economic growth in China, and the stability of the U.S. economic recovery.

¢	Over this period, in line with the nearly eight-year secular trend, growth equities continued to outperform value equities, with the Russell 3000® Growth Index out-performing the Russell 3000® Value Index by over 7.50%.

¢	Small-cap equities (proxied by the Russell 2000® Index) outperformed mid-cap equities (Russell MidCap® Index), which in turn outperformed large-cap equities (Russell 1000® Index), creating a demonstrable size-bias throughout the fiscal year. This resulted in small-caps outperforming their large-cap peers by just over 2.00%

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund seeks to take advantage of relative performance difference in growth and value equities by holding an equal share of either large-, mid-, and small-cap growth equities or large-, mid-, and small-cap value equities.
¢	The equal-weight approach to market capitalization within the Fund provided a tailwind to the Fund’s performance as small- and mid-cap equities outperformed large-cap equities.

¢	Short-term head-fakes in the relative performance between growth and value in the third quarter of 2015 led to several “whipsaw” trades, detracting from overall performance and the Fund’s ability to capture the full relative outperformance opportunity offered by the performance difference between these two categories.

¢	The Fund’s overall tilt towards growth during the fiscal year served as a positive contribution to performance, as growth equities outperformed their value peers.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based on market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Exchange-Traded Funds		99%
Russell 2000® Value Index Fund	33%
Russell Midcap® Value Index Fund	33
Russell 1000® Value Index Fund	33
Other (includes short-term investments)		1

Total		100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

10

Disciplined Equity Style Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	-0.01%	13.00%		12/18/12
Class A Shares at POP[3,4]	-5.76	10.62		12/18/12
Class C Shares at NAV[2] and with CDSC[4]	-0.72	12.17		12/18/12
Class I Shares at NAV	0.16	13.26		12/18/12
S&P 500® Index	-0.61	13.03	[5]	—
Russell 3000® Index	-0.49	13.00	[5]	—

Fund Expense Ratios6: A Shares: Gross 5.20%, Net 1.60%; C Shares: Gross 5.95%, Net 2.35%; I Shares: Gross 4.95%, Net 1.35%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2017. For the period of October 1, 2014 through August 31, 2015, the waiver was voluntary. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 18, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expense associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

11

Disciplined Select Bond Fund Fund Summary	Ticker Symbols: Class A: VDBAX Class C: VDBCX Class I: VDBIX

Portfolio Manager Commentary by Newfound Investments LLC

¢	The Fund is diversified and has an investment objective of high total return from current income and capital appreciation.

¢	For the fiscal ended September 30, 2015, the Fund’s Class A shares at NAV returned -2.25%, Class C shares returned -3.02%, and Class I shares returned -2.03%. For the same period, the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 2.94%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	U.S. Treasury rates remained volatile through the year, with the 10-year rate hitting a low of 1.68% and a high of 2.52% and the 20-year rate hitting a low of 2.04% and 2.98% during the Fund’s fiscal year.

¢	Credit spreads, as measured by the BofA Merrill Lynch U.S. High Yield Master II Option-Adjusted Spread Index, began the fiscal year at 4.40% and ended the period at 6.62%, a multi-year high. During the year, however, spreads fell from 5.71% to 4.38% in a three-month period, highlighting the volatility of these spreads.

¢	The 10-year breakeven inflation rate fell throughout the period, from 1.97% to 1.41%, highlighting continued deflationary pressures.

What factors affected the Fund’s performance during its fiscal year?

¢	The high levels of volatility within U.S. Treasury rates and credit spreads made the identification of meaningful secular relative outperformance trends difficult.

¢	The lack of meaningful long-term relative trends led to several whipsaw trades throughout the Fund’s fiscal year which detracted from performance.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based on market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Exchange-Traded Funds		98%
Treasury Bond Funds	20%
Corporate Bond Funds	78
Other (includes short-term investments)		2

Total		100%

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

U.S. Government Securities: U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares.

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

12

Disciplined Select Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	-2.25%	-1.21%		12/18/12
Class A Shares at POP[3,4]	-5.91	-2.55		12/18/12
Class C Shares at NAV[2] and with CDSC[4]	-3.02	-1.94		12/18/12
Class I Shares at NAV	-2.03	-0.98		12/18/12
Barclays U.S. Aggregate Bond Index	2.94	1.92	[5]	—

Fund Expense Ratios6: A Shares: Gross 7.48%, Net 1.40%; C Shares: Gross 8.23%, Net 2.15%; I Shares: Gross 7.23%, Net 1.15%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2017. For the period of October 1, 2014 through August 31, 2015, the waiver was voluntary. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 18, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expense associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

13

Disciplined Select Country Fund Fund Summary	Ticker Symbols: Class A: VDCAX Class C: VDCCX Class I: VDCIX

Portfolio Manager Commentary by Newfound Investments, LLC

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -9.68%, Class C shares returned -10.29%, and Class I shares returned -9.43%. For the same period, S&P 500® Index, a broad-based equity index, returned -0.61%, and the MSCI EAFE® Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned -8.66%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	During the Fund’s fiscal year, the MSCI EAFE® Index returned -8.66%. This return was largely due to concerns about slowing global economic growth as well as a strengthening U.S. dollar relative to global currencies.

¢	While January through May 2015 saw strong growth in the MSCI EAFE® Index, concerns about global growth and economic recovery led to a significant sell-off throughout the second and third quarters of 2015. At the end of the Fund’s fiscal year, the MSCI EAFE® Index was in a -14.80% drawdown.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund dramatically shifted off-benchmark during the period; in the vast majority of weeks, at least one or two countries were selectively removed from the portfolio. Australia (ETF: EWA) and Spain (ETF: EWP), for example, were both removed from the portfolio for the entire fiscal year, avoiding a -20.84% and -20.18% drawdown in these positions.

¢	A significant detractor in performance was the construction methodology utilized in the defensive, minimum-volatility portfolio. When a country is selectively removed, available capital is reallocated equally across the four countries exhibiting the lowest volatility (subject to the constraint that not all the countries are from the same geographic region).

¢	Despite a negative signal since June, Singapore (ETF: EWS) remained in the portfolio at significant size based on its inclusion in the minimum volatility portfolio. Instead of avoiding a -19.17% loss in the country based on our momentum signals, we held an overweight to this country due to its low volatility levels. This resulted in a significant drag on portfolio performance over the period.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based on market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Exchange-Traded Funds		99%
MSCI Switzerland Index Fund	25%
MSCI Japan Index Fund	25
MSCI France Index Fund	25
MSCI Sweden Index Fund	24
Other (includes short-term investments)		1

Total		100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

14

Disciplined Select Country Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	-9.68%	0.97%		12/18/12
Class A Shares at POP[3,4]	-14.87	-1.16		12/18/12
Class C Shares at NAV[2] and with CDSC[4]	-10.29	0.24		12/18/12
Class I Shares at NAV	-9.43	1.24		12/18/12
S&P 500® Index	-0.61	13.03	[5]	—
MSCI EAFE® Index (net)	-8.66	3.74	[5]	—

Fund Expense Ratios6: A Shares: Gross 6.92%, Net 1.70%; C Shares: Gross 7.67%, Net 2.45%; I Shares: Gross 6.67%, Net 1.45%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2017. For the period of October 1, 2014, through August 31, 2015, the waiver was voluntary. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 18, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expense associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

15

Dynamic Trend Fund Fund Summary	Ticker Symbols: Class A: EMNAX Class B: EMNBX Class C: EMNCX Class I: VIMNX Class R6: VDARX

Portfolio Manager Commentary by Euclid Advisors LLC

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -11.02%, Class B shares returned -11.76%, Class C shares returned -11.73%, Class I shares returned -10.86%, and Class R6 shares from November 12, 2014 (inception date) through September 30, 2015 returned -7.69%*. For the fiscal year, the S&P 500® Index, which is the broad-based equity index returned -0.61%, and the HFRX Equity Hedge Index the Fund’s style-specific index returned -2.95%.

*	Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	During the early months of the fiscal year, equity markets were mostly calm, rising gradually despite a spike in volatility in October 2014, a quick sell-off and subsequent recovery, and a modest drawdown in January 2015. In the middle of May 2015, management of the Fund changed, as did the Fund’s investment strategy. While the central investment thesis – participation in rising equity markets with protection in higher risk markets – remained the same, the techniques used to achieve these goals changed. The new investment strategy combines relative strength analysis, used to identify the most attractive areas for investment in the U.S. equity markets, with absolute momentum analysis, which is used to identify periods when a more cautious approach to taking equity risk is required.

¢	Soon after the manager change was made, the new strategy was tested by two very different market environments. The months of May, June, and July were relatively calm for U.S. equity markets, despite a brief spike in volatility in late June. Global concerns seemed to have little impact on U.S. markets, and the longstanding bull market appeared intact. Stocks began to fall into August, although volatility and risk levels remained reasonable.

¢	As August came to a close, U.S. equity markets experienced massive volatility, as markets appeared to digest an array of global stresses all at once. A deterioration that began in the third week of August devolved into a complete meltdown on Monday, August 24, when the Dow Jones Industrial AverageSM dropped more than 1,000 points after the market open, the largest intra-day drop in history. Concurrently, the CBOE Volatility Index® (VIX®) experienced its largest two-day percentage increase since the index was first published in 1990.

¢	Volatility settled into an elevated regime over the rest of September, with the VIX® at levels roughly double what was seen in July and early August. After an extremely choppy September, the S&P 500® Index (price return) ended the quarter about 7% below where it started, and about 10% below the highs reached in mid-July. This put the index down just over 1% over the 12 months, and down over 7% for 2015, leaving market participants to ask the question: Is this the end of one of the longest and strongest bull markets of all time, or just a (major) bump in the road? In our view, prediction is less reliable than preparation, and the portfolio is prepared to respond to both eventualities.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund was bullishly positioned (with five sectors on and levered 25%) to start the fiscal year before a large drawdown occurred in which the portfolio de-risked to just one sector (75% in cash equivalents and 45% short) as volatility levels escalated quickly. The market subsequently rebounded quicker than the downturn and hit all-time highs. Going to cash and shorting the sectors, then carrying them through to the middle of December, was the largest drag on the portfolio as the market continued to advance. Heading into January the Fund was bullishly positioned (with four sectors on and levered 15%) in January before the market experienced another modest downturn and volatility levels became elevated; the portfolio de-risked to one sector (75% cash equivalents and 45% short). The market subsequently rebounded in February, reaching all-time highs. Remaining invested in one or two sectors, being short seven or eight sectors during February, and failing to participate in the strong market rally in February led to the underperformance in the first part of the fiscal year.

¢	As the change in Fund management was made in May 2015, global markets remained calm. The Fund maintained full exposure to equities until the last week of August, in line with the calm markets up to that point. Just before the end of the month, in response to the quickly deteriorating conditions, the Fund began to aggressively trade out of equities and into cash equivalents as a defensive mechanism. By the end of August, more than one-third of the portfolio was in cash equivalents. In addition, a short position in the S&P 500® Index was added to provide further protection and to enable the Fund to benefit from a continuation of the negative market trend.

¢	Selling activity was not focused on any sectors in particular, as the market sell-off was broad-based and appeared to impact all parts of the equities universe. The Fund did maintain an existing overweight to consumer discretionary stocks throughout the selling activity, ending the period with a nearly 30% allocation to that sector. This allocation was based on the strength of the sub-industries within that sector compared to the rest of the market, a theme which has been active for a number of months.

¢	As of the Fund’s fiscal year end, the S&P 500® Index was still significantly below its 200-day average price level, and the portfolio had a cash position in excess of 35% plus a short S&P 500® Index position. The defensive actions taken by the Fund in August and September led to outperformance, compared to the S&P 500® Index, of approximately 2.40% since the changes to the investment strategy were made.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

16

Dynamic Trend Fund (Continued)

advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Allocation: The fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Short Sales: The fund may engage in short sales, and may experience a loss if the price of a borrowed security increases before the date on which the fund replaces the security.

Prospectus: For additional information on risks, please see the fund’s prospectus.

There is no relationship between Dorsey Wright and Virtus other than a license by Dorsey Wright to Virtus of certain Dorsey Wright trademarks and trade names, and the Dorsey Wright technical analysis (“Technical Analysis”). The Technical Analysis has been created and developed by Dorsey Wright without regard to and independently of Virtus, its business, its development of this product, and/or any prospective investor. The licensing of any Technical Analysis to Virtus is not an offer to purchase or sell, or a solicitation or an offer to buy any securities. A determination that any portion of an investor’s portfolio should be devoted to any product developed by Virtus is a determination made solely by the investment advisor serving the investor or the investor himself, not Dorsey Wright or Virtus.

Asset Allocation – Long

The following table presents asset allocations within certain sectors as a percentage of total long investments as of September 30, 2015.
Consumer Discretionary	28%
Information Technology	8
Consumer Staples	8
Health Care	7
Other (includes short-term investments)	49

Total	100%

Asset Allocation – Short

The following table presents asset allocations within certain sectors as a percentage of total short investments as of September 30, 2015.
Exchange-Traded Fund	100%

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

17

Dynamic Trend Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	-11.02%	2.98%	0.65%	—		—
Class A Shares at POP[3,4]	-16.14	1.77	0.05	—		—
Class B Shares at NAV[2]	-11.76	2.17	-0.14	—		—
Class B Shares with CDSC[4]	-14.74	2.00	-0.14	—		—
Class C Shares at NAV[2] and with CDSC[4]	-11.73	2.22	-0.11	—		—
Class I Shares at NAV	-10.86	3.26	—	2.87%		10/1/09
Class R6 Shares at NAV	—	—	—	-7.69		11/12/14
S&P 500® Index	-0.61	13.34	6.80	—	[5]	—
HFRX Equity Hedge Index	-2.95	-0.18	-0.25	—	[6]	—

Fund Expense Ratios7: A Shares: 1.52%; B Shares: 2.27%; C Shares: 2.27%; I Shares: 1.27%; R6 Shares 1.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter. CDSC charges for B shares decline from 5% to 0% over a six year period.
[5]	The index returned 0.52% for Class I and -2.45% for Class R6 since the inception date of the respective share class.
[6]	The index returned 13.29% for Class I and -4.06% for Class R6 since the inception date of the respective share class.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include 0.22% of dividends on short sales and interest expenses.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2005, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

18

Equity Trend Fund Fund Summary	Ticker Symbols: Class A: VAPAX Class C: VAPCX Class I: VAPIX Class R6: VRPAX

Portfolio Manager Commentary by Euclid Advisors LLC

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -12.79%, Class C shares returned -13.45%, Class I shares returned -12.57% for the fiscal year and Class R6 shares from November 12, 2014, (inception date) through September 30, 2015 returned -11.39%*. For the fiscal year, the S&P 500® Index, both the broad-based equity index and the style specific index, returned -0.61%.

*	Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	During the early months of the fiscal year, equity markets were mostly calm, rising gradually despite a spike in volatility in October 2014, a quick sell-off and subsequent recovery, and a modest drawdown in January 2015. In the middle of May 2015, management of the Fund changed, as did the Fund’s investment strategy. While the central investment thesis – participation in rising equity markets with protection in higher risk markets – remained the same, the techniques used to achieve these goals changed. The new investment strategy combines relative strength analysis, used to identify the most attractive areas for investment in the U.S. equity markets, with absolute momentum analysis, which is used to identify periods when a more cautious approach to taking equity risk is required.

¢	Soon after the manager change was made, the new strategy was tested by two very different market environments. The months of May, June, and July were relatively calm for U.S. equity markets, despite a brief spike in volatility in late June. Global concerns seemed to have little impact on U.S. markets, and the longstanding bull market appeared intact. Stocks began to fall into August, although volatility and risk levels remained reasonable.

¢	As August came to a close, U.S. equity markets experienced massive volatility, as markets appeared to digest an array of global stresses all at once. A deterioration that began in the third week of August devolved into a complete meltdown on Monday, August 24, when the Dow Jones Industrial AverageSM dropped more than 1,000 points after the market open, the largest intra-day drop in history. Concurrently, the CBOE Volatility Index® (VIX®) experienced its largest two-day percentage increase since the index was first published in 1990.

¢	Volatility settled into an elevated regime over the rest of September, with the VIX® at levels roughly double what was seen in July and early August. After an extremely choppy September, the S&P 500® Index (price return) ended the quarter about 7% below where it started, and about 10% below the highs reached in mid-July. This put the index down just over 1% over the 12 months, and down over 7% for 2015, leaving market participants to ask the question: Is this the end of one of the longest and strongest bull markets of all time, or just a (major) bump in the road? In our view, prediction is less reliable than preparation, and the portfolio is prepared to respond to both eventualities.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund was bullishly positioned (with five sectors on) to start the fiscal year before a large drawdown occurred in which the portfolio de-risked to one sector (with 75% in cash equivalents) as volatility levels escalated quickly. The market subsequently rebounded quicker than the downturn and managed to hit all-time highs. Going to cash and carrying it through to the middle of December 2014, was the largest drag on the portfolio as the market continued to advance. The Fund avoided most of the drawdown in energy which had deteriorated quickly over this period, helping performance. Heading into January, the Fund was bullishly positioned (with five sectors on) before the market experienced another modest downturn and volatility levels became elevated; the portfolio once again de-risked to one sector (and 75% in cash equivalents). The market subsequently rebounded in February, reaching all-time highs. Remaining invested in just one or two sectors and failing to participate in the strong market rally in February led to the underperformance in the first part of the year.

¢	As the change in Fund management was made in May 2015, global markets remained calm. The Fund maintained full exposure to equities until the last week of August, in line with the calm markets up to that point. Just before the end of the month, in response to the quickly deteriorating conditions, the Fund began to aggressively trade out of equities and into cash equivalents as a defensive mechanism. By the end of August, more than one-third of the portfolio was in cash equivalents. By the first week of September, the cash position had increased to greater than 50% of the portfolio.

¢	Activity was not focused on any sectors in particular, as the market sell-off was broad-based and appeared to impact all parts of the equities universe. The Fund did maintain an existing overweight to consumer discretionary stocks throughout the selling activity, ending the period with a roughly 20% allocation to that sector. This allocation was based on the strength of the sub-industries within that sector compared to the rest of the market, a theme which has been active for a number of months.

¢	As the quarter ended, the S&P 500® Index was still significantly below its 200-day average price level, and the portfolio had a cash position in excess of 50%. The defensive actions taken by the Fund in August and September led to outperformance during the quarter of approximately 1.25% compared to the S&P 500® Index.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

19

Equity Trend Fund (Continued)

a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Allocation: The fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Prospectus: For additional information on risks, please see the fund’s prospectus.

There is no relationship between Dorsey Wright and Virtus other than a license by Dorsey Wright to Virtus of certain Dorsey Wright trademarks and trade names, and the Dorsey Wright technical analysis (“Technical Analysis”). The Technical Analysis has been created and developed by Dorsey Wright without regard to and independently of Virtus, its business, its development of this product, and/or any prospective investor. The licensing of any Technical Analysis to Virtus is not an offer to purchase or sell, or a solicitation or an offer to buy any securities. A determination that any portion of an investor’s portfolio should be devoted to any product developed by Virtus is a determination made solely by the investment advisor serving the investor or the investor himself, not Dorsey Wright or Virtus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Consumer Discretionary	21%
Consumer Staples	8
Information Technology	6
Industrials	5
Health Care	3
Materials	2
Utilities	2
Other (includes short-term investments)	53

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

20

Equity Trend Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	-12.79%	7.42%	9.33%		7/1/10
Class A Shares at POP[3,4]	-17.81	6.15	8.10		7/1/10
Class C Shares at NAV[2] and with CDSC[4]	-13.45	6.61	8.51		7/1/10
Class I Shares at NAV	-12.57	7.68	9.59		7/1/10
Class R6 Shares at NAV	—	—	-11.39		11/12/14
S&P 500® Index	-0.61	13.34	—	[5]	—

Fund Expense Ratios6: A Shares: 1.51%; C Shares: 2.26%; I Shares: 1.26%; R6 Shares 1.19%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index returned 15.05% for Classes A, C, and I since the inception date of those respective classes and -4.06% since the inception date of Class R6.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on July 1, 2010 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

21

Global Equity Trend Fund Fund Summary	Ticker Symbols: Class A: VGPAX Class C: VGPCX Class I: VGPIX

Portfolio Manager Commentary by Euclid Advisors LLC

¢	The Fund is diversified and has an investment objective of capital appreciation. In pursuing this objective, the Fund maintains an emphasis on preservation of capital.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -13.21%, Class C shares returned -13.88%, and Class I shares returned -13.06%. For the same period, the S&P 500® Index, a broad-based equity index, returned -0.61%. MSCI All Country World Index (net), the Fund’s style-specific benchmark appropriate for comparison returned -6.66%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	During the early months of the fiscal year, global equity markets were mostly calm, rising gradually despite a spike in volatility in October 2014, a quick sell-off and subsequent recovery, and a modest drawdown in January 2015. In the middle of May 2015, management of the Fund changed, as did the Fund’s investment strategy. While the central investment thesis – participation in rising equity markets with protection in higher risk markets – remained the same, the techniques used to achieve these goals changed. The new investment strategy combines relative strength analysis, used to identify the most attractive areas for investment in global equity markets, with absolute momentum analysis, which is used to identify periods when a more cautious approach to taking equity risk is required.

¢	Soon after the manager change was made, the new strategy was tested by two very different market environments. The months of May, June, and July were relatively calm for U.S. equity markets, despite a brief spike in volatility in late June. Global concerns seemed to have little impact on U.S. markets, and the longstanding bull market appeared intact. Stocks began to fall into August, although volatility and risk levels remained reasonable.
¢	As August came to a close, U.S. equity markets experienced massive volatility, as markets appeared to digest an array of global stresses all at once. A deterioration that began in the third week of August devolved into a complete meltdown on Monday, August 24, when the Dow Jones Industrial AverageSM dropped more than 1,000 points after the market open, the largest intra-day drop in history. Concurrently, the CBOE Volatility Index® (VIX®) experienced its largest two-day percentage increase since the index was first published in 1990.

¢	Volatility settled into an elevated regime over the rest of September, with the VIX® at levels roughly double what was seen in July and early August. After an extremely choppy September, the S&P 500® Index (price return) ended the quarter about 7% below where it started, and about 10% below the highs reached in mid-July. This put the index down just over 1% over the 12 months, and down over 7% for 2015. In comparison, the MSCI All Country World Index (ex-US) was down nearly 12% over the 12 months and down over 8% year to date. These troubling signs leave market participants to ask the question: Is this the end of one of the longest and strongest bull markets of all time, or just a (major) bump in the road? In our view, prediction is less reliable than preparation, and the portfolio is prepared to respond to both eventualities.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund was bullishly positioned to start the fiscal year before a large drawdown occurred in which the portfolio de-risked to one sector on the domestic side, and one region on the international side, as volatility levels escalated quickly. The market subsequently rebounded quicker than the downturn and hit all-time highs. Going to over 60% in cash equivalents, and carrying it through to the middle of December, was the largest drag on the portfolio as the market continued to advance. The Fund avoided most of the drawdown in energy, which had deteriorated quickly over this time period, helping performance. Staying in emerging markets also helped performance. Heading into January, the Fund was bullishly positioned before the market experienced another modest downturn and volatility levels became elevated; the portfolio de-risked to 57% cash equivalents. The market subsequently rebounded in February, reaching all-time highs. Remaining invested in one or two sectors/regions during February and failing to participate in the strong market rally that month led to the underperformance in the first part of the year.

¢	As the change in Fund management was made in May 2015, global markets remained calm. The Fund maintained full exposure to equities until the last week of August, in line with the calm markets up to that point. Just before the end of the month, in response to the quickly deteriorating conditions, the Fund began to aggressively trade out of equities and into cash as a defensive mechanism. By the end of August, more than one-third of the U.S. portion of the portfolio was in cash, and the non-U.S. portion had a nearly 85% cash equivalents position. By the first week of September, the U.S. portfolio’s cash position had increased to greater than 50%, while the non-U.S. portfolio maintained its large cash allocation.

¢	Activity in the U.S. portfolio was not focused on any sectors in particular, as the market sell-off was broad-based and appeared to impact all parts of the equities universe. The Fund did maintain an existing overweight to consumer discretionary stocks throughout the selling activity, ending the period with a roughly 20% allocation to that sector. This allocation was based on the strength of the sub-industries within that sector compared to the rest of the market, a theme which has been active for a number of months.

¢	The global portfolio, in the context of generally weaker global markets, had begun cutting risk exposure in late July. In short order the Fund exited positions in Asia (China, India, Japan, Hong Kong) and Europe (Spain, Switzerland, Germany). By the end of August, only Italy remained in the portfolio.

¢	As the quarter ended, both the S&P 500® Index and the MSCI All Country World Index (ex-US) were still significantly below their 200-day average price levels, and the portfolio had a cash equivalents position in excess of 65%. The defensive activities the Fund took in August and September led to outperformance, since the investment strategy was changed, of approximately 7.00% compared to the MSCI All Country World Index

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

22

Global Equity Trend Fund (Continued)

(ex-US), while the non-U.S exposure led to slight underperformance compared to the S&P 500® Index.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Allocation: The fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Prospectus: For additional information on risks, please see the fund’s prospectus

There is no relationship between Dorsey Wright and Virtus other than a license by Dorsey Wright to Virtus of certain Dorsey Wright trademarks and trade names, and the Dorsey Wright technical analysis (“Technical Analysis”). The Technical Analysis has been created and developed by Dorsey Wright without regard to and independently of Virtus, its business, its development of this product, and/or any prospective investor. The licensing of any Technical

Analysis to Virtus is not an offer to purchase or sell, or a solicitation or an offer to buy any securities. A determination that any portion of an investor’s portfolio should be devoted to any product developed by Virtus is a determination made solely by the investment advisor serving the investor or the investor himself, not Dorsey Wright or Virtus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Consumer Discretionary	16%
Consumer Staples	6
Information Technology	5
Industrials	4
Health Care	3
Energy	1
Materials	1
Other (includes short-term investments)	64

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

23

Global Equity Trend Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	-13.21%	2.62%		3/15/11
Class A Shares at POP[3,4]	-18.20	1.29		3/15/11
Class C Shares at NAV[2] and with CDSC[4]	-13.88	1.88		3/15/11
Class I Shares at NAV	-13.06	2.85		3/15/11
S&P 500® Index	-0.61	11.64	[5]	—
MSCI AC World Index (Net)	-6.66	5.78	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.78%, Net 1.75%; C Shares: Gross 2.53%, Net 2.50%; I Shares: Gross 1.53%, Net 1.50%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver, in effect through January 31, 2017. For the period of October 1, 2014 through August 31, 2015, the waiver was voluntary. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds. Class C share ratio reflects distributor’s contractual waiver for 12b-1 fees.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 15, 2011 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

24

Herzfeld Fund Fund Summary	Ticker Symbols: Class A: VHFAX Class C: VHFCX Class I: VHFIX

Portfolio Manager Commentary by Thomas J. Herzfeld Advisors, Inc.

¢	The Fund is diversified and has an investment objective of seeking capital appreciation and current income.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -7.17%, Class C shares returned -7.94%, and Class I shares returned -7.01%. For the same period, the Fund’s style-specific benchmark, the Herzfeld Composite Index, which consists of 60% MSCI AC World Index (net) and 40% Barclays U.S. Aggregate Index, returned -2.76%. Performance for the composite’s underlying indices over the period was -6.66% for the MSCI AC World Index (net) and 2.94% for the Barclays U.S. Aggregate Bond Index.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	Over the Fund’s fiscal year, the broad equity market struggled as the commodity sell-off led to widespread underperformance in energy, materials, industrials, and the emerging markets. Additionally, fears of the Federal Reserve’s first interest rate hike since 2006 sent the closed-end fund (CEF) fixed income market into a tailspin as price performance vastly underperformed NAV returns. With fixed income CEFs making up two-thirds of the marketplace, it made for a difficult fiscal year as discounts in taxable fixed income CEFs widened from -7.09% to -12.04% while municipal CEF discounts remained unchanged but elevated at -8.01%. The combination of weak global equity markets combined with weak fixed income CEF performance made for an extremely difficult market for CEF investors.

¢	The trend of discount widening, dating back to September 2012, had continued for three years as of September 2015. The discount widening trend in the industry has been extreme compared to historical standards as the CEF market traded at a slight premium of 0.25% in September of 2012 and closed the recent fiscal year at -9.99%. As a result, the average CEF investor has had a difficult time keeping pace with the overall equity and fixed income markets as they have lost more than 10 percentage points to discount widening over the three-year period.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund kept pace with the benchmark composite index over the first eight months of the fiscal period as the discount in the Fund vacillated between -10.06% and -11.79%. Through June 16, the Fund performance was equal with the benchmark composite index. The Fund deviated from the benchmark composite index in June as discounts widened to -12.95%. In July, oil began to sell off again, which sent the energy sector to new lows. The Fund’s overweight allocation to energy MLPs led to additional underperformance into the end of the fiscal year as the Alerian MLP Index dropped 22.1% in our last fiscal quarter. With all MLP CEFs utilizing leverage, this exacerbated the Fund’s underperformance. From June 16 to the end of the fiscal year, the Fund dropped 10.2% versus only a 5.8% loss for the benchmark composite index with 2 percentage points directly attributed to discount widening in the Fund and the remaining underperformance related to underperformance of levered equities, mainly MLPs.

¢	The sharp collapse in the stock market in August sent CEF investors to the sidelines as discounts on the Fund widened to more than -14% before closing the fiscal year at -13.95%. At the start of the fiscal year, the average discount of the Fund was -10.25%. The closing discount of -13.95% was 3.70 percentage points lower than the start of the year. This widening in the overall market and Fund holdings, coupled with the overweighting to midstream MLP CEFs, were the main detractors to the Fund’s performance over the fiscal year.

¢	Our overweight positioning to CEF preferred shares, our largest positioning by strategy, provided a solid income stream and minimal volatility. We felt these investments, which provide qualified dividends with coupons ranging from 7.25% to 8.125%, were more prudent than fixed income CEFs going into a possible Fed rate hike in 2015. Understanding the behavior and mindset of retail CEF investors, we expected there to be selling pressure in fixed income CEFs regardless of NAV performance as the constant news flow on when the Fed was going to hike rates would influence investment decisions more than fundamentals. Although no rate hike occurred over the fiscal year, discounts in taxable fixed income funds widened from -7.09% to -12.04%, leading to a majority of funds to have negative total returns over the fiscal year.

¢	With only four periods since 1987 where discounts in the CEF market breached -10%, we went to full investment in the Fund at the end of the fiscal year instead of waiting until tax-loss selling in December as we believe seasonal discount widening will be muted due to the extreme discounts we are currently seeing in the market. The Fund closed the fiscal year with a cash position of 2.5% versus the prior year’s 14%.

¢	The Fund used the sell-off in CEFs in the last fiscal quarter to add to equity and fixed income positions, which closed the period at 58.8% and 38.7%, respectively. At the prior fiscal year-end, only 46% was allocated to equities and 40% to fixed income. The fixed income allocation appears relatively unchanged year over year, but the composition of the holdings is vastly different as 24.6% of the portfolio is direct investment in CEF preferred shares versus 7.2% the year before. After the first Fed rate hike is done, we will be taking a closer look at fixed income CEFs again as we believe retail investors will return to the space once they see a rise in rates won’t affect the industry as much as they think based on the current extreme discounts.

¢	All CEF premium/discount data is sourced daily from Bloomberg and compiled by Thomas J. Herzfeld Advisors, Inc. Premium/discount is weighted by net assets of each fund.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based on market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

25

Herzfeld Fund (Continued)

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Equity Funds	35%
International Equity Funds	20
Fixed Income Funds	15
Preferred Stock	25
International Fixed Income Funds	1
Other (includes short-term investments)	4

Total	100%

Closed-end Funds: Closed-end funds may trade at a discount from their net asset values, which may affect whether the fund will realize gains or losses. They may also employ leverage, which may increase volatility.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Fund of funds: Because the fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s).

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

26

Herzfeld Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	-7.17%	3.99%		9/5/12
Class A Shares at POP[3,4]	-12.51	2.01		9/5/12
Class C Shares at NAV[2] and with CDSC	-7.94	3.22		9/5/12
Class I Shares at NAV	-7.01	4.25		9/5/12
MSCI AC World Index (net)	-6.66	8.04	[5]	—
Barclays U.S. Aggregate Bond Index	2.94	1.74	[5]	—
Herzfeld Composite: 60% MSCI AC World Index (net) / 40% Barclays U.S. Aggregate Index	-2.76	5.61	[5]	—

Fund Expense Ratios6: A Shares: Gross 3.51%, Net 1.60%; C Shares: Gross 4.26%, Net 2.35%; I Shares: Gross 3.26%, Net 1.35%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2017. For the period of October 1, 2014 through August 31, 2015, the waiver was voluntary. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

27

Multi-Asset Trend Fund Fund Summary	Ticker Symbols: Class A: VAAAX Class C: VAACX Class I: VAISX

Portfolio Manager Commentary by Euclid Advisors LLC

¢	The Fund is diversified and has an investment objective of capital appreciation. In pursuing this objective, the Fund maintains an emphasis on preservation of capital.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -8.58%, Class C shares returned -9.23%, and Class I shares returned -8.36%. For the same period, the S&P 500® Index, a broad-based equity index, returned -0.61%. Dow Jones Global Moderate Portfolio Index, the Fund’s style-specific index appropriate for comparison, returned -1.83%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	During the early months of the fiscal year, global equity markets were mostly calm, rising gradually despite a spike in volatility in October 2014, a quick sell-off and subsequent recovery, and a modest drawdown in January 2015. In the middle of May 2015, management of the Fund changed, as did the Fund’s investment strategy. While the central investment thesis – participation in rising equity markets with protection in higher risk markets – remains the same, the techniques used to achieve these goals changed. The new investment strategy combines relative strength analysis, used to identify the most attractive areas for investment in a variety of global securities markets, with absolute momentum analysis, which is used to identify periods when a more cautious approach to taking risk is required.

¢	Soon after the change was made, the new strategy was tested by two very different market environments.

¢	May, June, and July proved to be relatively calm in the U.S. equity markets, despite a brief spike in volatility near the end of June. Global markets began to show weakness in May, after certain

non-U.S. equity indexes approached all-time highs in April, although volatility levels remained in line with historical averages. This global weakness seemed to have little impact on U.S. markets, and the longstanding bull market appeared intact. Stocks did begin to falter into August, although volatility and risk levels remained reasonable.

¢	As August came to a close, U.S. and global equity markets experienced massive volatility, as markets appeared to digest an array of global stresses all at once. A deterioration that began in the third week of August devolved into a complete meltdown on Monday, August 24, as the Dow Jones Industrial AverageSM dropped more than 1,000 points after the open, the largest intra-day drop in history. Concurrently, the CBOE Volatility Index® (VIX®) experienced its largest two-day percentage increase since the index was first published in 1990. The one-day damage in non-U.S. markets was less severe, but significant pain had already been felt overseas in the week prior.

¢	Volatility settled into an elevated regime over the rest of September, with the VIX® at levels roughly double what was seen in July and early August. After an extremely choppy September, the S&P 500® Index (price return) ended the quarter about 7% below where it started, and about 10% below the highs reached in mid-July. This puts the index down just over 1% over the past 12 months and down over 7% for 2015. In comparison, the MSCI All Country World Index (ex-US) was down nearly 12% over the past 12 months and down over 8% year to date. These troubling signs leave market participants to ask the question: Is this the end of one of the longest and strongest bull markets of all time, or just a (major) bump in the road? In our view, prediction is less reliable than preparation, and the portfolio is prepared to respond to both eventualities.

What factors affected the Fund’s performance during its fiscal year?

¢	The equity portion of the Fund was bullishly positioned to start the fiscal year before a large drawdown occurred in which the portfolio de-risked to one sector on the domestic side, and one region on the international side, as volatility levels escalated quickly. The market subsequently rebounded quicker than the downturn and hit all-time highs.

Going to over 50% cash equivalents, and carrying it through to the middle of December, was the largest drag on the portfolio as the market continued to advance. The Fund avoided most of the drawdown in energy, which had deteriorated quickly over this time period, helping performance. Staying in emerging markets and real estate also helped performance. Heading into January the Fund was bullishly positioned before the market experienced another modest downturn and volatility levels became elevated; the portfolio then de-risked to 46% cash equivalents. The market subsequently rebounded in February, reaching all-time highs. Remaining invested in one or two sectors/regions during the course of February and failing to participate in the strong market rally led to the underperformance in the first part of the year.

¢	As the change in Fund management was made in May 2015, global markets remained calm. The Fund maintained exposure to risky assets until the last week of August, including global equities, real estate, and a long-dollar position. The Fund had exited an emerging market bond position in June, and a TIPS position in late July, shifting to safer fixed income assets. All positions as the end of the summer approached were in line with the calm markets up to that point, and were chosen based on strong relative strength signals. Just before the end of August, in response to the quickly deteriorating conditions, the Fund began to aggressively trade out of equities and into cash as a defensive mechanism. By the end of August, more than one-third of the U.S. portion of the portfolio was in cash, and the non-U.S. portion of the portfolio had a nearly 85% cash position. By the first week of September, the U.S. portfolio’s cash position had increased to greater than 50%, while the non-U.S. portfolio maintained its large cash allocation. The Fund also exited real estate and added a gold position.

¢	Activity in the U.S. equity portfolio was not focused on any sectors in particular, as the market sell-off was broad-based and appeared to impact all parts of the equities universe. The Fund did maintain an existing overweight to consumer discretionary stocks throughout the selling activity, ending the period with a roughly 20% allocation to that sector. This allocation was based on the strength of

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

28

Multi-Asset Trend Fund (Continued)

the sub-industries within that sector compared to the rest of the market, a theme which has been active for a number of months.

¢	The global equity portfolio, in the context of generally weaker global markets, had begun cutting risk exposure in late July. In short order the Fund exited positions in Asia (China, India, Japan, Hong Kong) and Europe (Spain, Switzerland, Germany). By the end of August, only Italy remained in the portfolio.

¢	As the quarter ended, both the S&P 500® Index and the MSCI All Country World Index (ex-U.S.) were still significantly below their 200-day average price levels, and the portfolio had a cash equivalents position in excess of 65%. The fixed income portion of the portfolio was highly defensive, limiting risk to U.S. Treasuries. In addition, the Fund had exposure to gold and the dollar. The defensive activities the Fund took in August and September led to outperformance, since the investment strategy was changed, of approximately 3.00% compared to the S&P 500® Index, and outperformance of approximately 1.00% compared to the Dow Jones Global Moderate Portfolio Index.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments.

Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Commodity-Linked: Commodity-linked instruments may experience a return different than the commodity they attempt to track and may also be exposed to counterparty risk.

Allocation: The fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Prospectus: For additional information on risks, please see the fund’s prospectus.

There is no relationship between Dorsey Wright and Virtus other than a license by Dorsey Wright to Virtus of certain Dorsey Wright trademarks and trade names, and the Dorsey Wright technical analysis (“Technical Analysis”). The Technical Analysis has been created and developed by Dorsey Wright without regard to and independently of Virtus, its business, its development of this product, and/or any prospective investor. The licensing of any Technical Analysis to Virtus is not an offer to purchase or sell, or a solicitation or an offer to buy any securities. A determination that any portion of an investor’s portfolio should be devoted to any product developed by Virtus is a determination made solely by the investment advisor serving the investor or the investor himself, not Dorsey Wright or Virtus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Common Stocks		19%
Consumer Discretionary	8%
Consumer Staples	3
Information Technology	3
All other Common Stocks	5
Exchange-Traded Funds		44
Other (includes short-term investments)		37

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

29

Multi-Asset Trend Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	-8.58%	2.52%		3/15/11
Class A Shares at POP[3,4]	-13.84	1.19		3/15/11
Class C Shares at NAV[2] and with CDSC[4]	-9.23	1.78		3/15/11
Class I Shares at NAV	-8.36	2.77		3/15/11
S&P 500® Index	-0.61	11.64	[5]	—
Dow Jones Global Moderate Portfolio IndexSM	-1.83	5.78	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.79%, Net 1.75%; C Shares: Gross 2.52%, Net 2.50%; I Shares: Gross 1.54%, Net 1.50%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by contractual fee waiver through January 31, 2017. For the period of October 1, 2014 through August 31, 2015, the waiver was voluntary. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds. Class C share ratio reflects distributor’s contractual waiver for 12b-1 fees.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 15, 2011 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

30

Sector Trend Fund Fund Summary	Ticker Symbols: Class A: PWBAX Class C: PWBCX Class I: VARIX

Portfolio Manager Commentary by Euclid Advisors LLC

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -6.19%, Class C shares returned -6.86%, and Class I shares returned -5.90%. For the same period, the S&P 500® Index, which is both the broad-based equity index, and the Fund’s style-specific benchmark returned -0.61%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

¢	During the early months of the fiscal year, equity markets were mostly calm, rising gradually despite a spike in volatility in October 2014, a quick sell-off and subsequent recovery, and a modest drawdown in January 2015. In the middle of May 2015, management of the Fund changed, as did the Fund’s investment strategy. While the central investment thesis – participation in rising equity markets with protection in higher risk markets – remained the same, the techniques used to achieve these goals changed. The new investment strategy combines relative strength analysis, used to identify the most attractive areas for investment in the U.S. equity markets, with absolute momentum analysis, which is used to identify periods when a more cautious approach to taking equity risk is required.

¢	Soon after the manager change was made, the new strategy was tested by two very different market environments. The months of May, June, and July were relatively calm for U.S. equity markets, despite a brief spike in volatility in late June. Global concerns seemed to have little impact on U.S. markets, and the longstanding bull market appeared intact. Stocks began to fall into August, although volatility and risk levels remained reasonable.
¢	As August came to a close, U.S. equity markets experienced massive volatility, as markets appeared to digest an array of global stresses all at once. A deterioration that began in the third week of August devolved into a complete meltdown on Monday, August 24, when the Dow Jones Industrial AverageSM dropped more than 1,000 points after the market open, the largest intra-day drop in history. Concurrently, the CBOE Volatility Index® (VIX®) experienced its largest two-day percentage increase since the index was first published in 1990.

¢	Volatility settled into an elevated regime over the rest of September, with the VIX® at levels roughly double what was seen in July and early August. After an extremely choppy September, the S&P 500® Index (price return) ended the quarter about 7% below where it started, and about 10% below the highs reached in mid-July. This put the index down just over 1% over the 12 months, and down over 7% for 2015, leaving market participants to ask the question: Is this the end of one of the longest and strongest bull markets of all time, or just a (major) bump in the road? In our view, prediction is less reliable than preparation, and the portfolio is prepared to respond to both eventualities.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund was bullishly positioned (with seven sectors on) to start the fiscal year before a large drawdown occurred in the markets. The portfolio de-risked to one sector (and 75% in cash equivalents) as volatility levels remained escalated. Going to cash, and then carrying it through to the middle of December was the largest drag on the portfolio as the market continued to advance. The Fund avoided most of the drawdown in energy which had deteriorated quickly over this time period, helping performance. Heading into January, the Fund was bullishly positioned (with five sectors on) before the market experienced another modest downturn and volatility levels became elevated; the portfolio de-risked to one sector (and 75% in cash equivalents). The market subsequently rebounded in February, reaching all-time highs. Remaining invested in one or two sectors during February and failing to participate in the strong market rally led to the underperformance in the first part of the year.
¢	As the change in investment strategy was made in May 2015, global markets remained calm. The Fund maintained full exposure to equities until the last week of August, in line with the calm markets up to that point. During June and July, the Fund removed allocations to the utilities, materials, and industrials sectors, reallocating capital to sectors with positive trends. Just before the end of August, in response to the quickly deteriorating conditions, the Fund began to aggressively trade out of equities and into cash equivalents as a defensive mechanism.

¢	Over the course of just a few days, the Fund exited the technology, health care, consumer staples, and financials sectors as each began to show signs of a negative price trend. By the end of August, only the consumer discretionary sector remained, leaving the portfolio with an 80% cash position.

¢	The defensive activities the Fund took in August and September led to outperformance, compared to the S&P 500® Index, of 3.00% since the changes to the investment strategy were made.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Allocation: The fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Prospectus: For additional information on risks, please see the fund’s prospectus

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

31

Sector Trend Fund (Continued)

There is no relationship between Dorsey Wright and Virtus other than a license by Dorsey Wright to Virtus of certain Dorsey Wright trademarks and trade names, and the Dorsey Wright technical analysis (“Technical Analysis”). The Technical Analysis has been created and developed by Dorsey Wright without regard to and independently of Virtus, its business, its development of this product, and/or any prospective investor. The licensing of any Technical Analysis to Virtus is not an offer to purchase or sell, or a solicitation or an offer to buy any securities. A determination that any portion of an investor’s portfolio should be devoted to any product developed by Virtus is a determination made solely by the investment advisor serving the investor or the investor himself, not Dorsey Wright or Virtus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Consumer Discretionary	21%
Other (includes short-term investments)	79

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

32

Sector Trend Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	-6.19%	10.53%	5.92%	—		—
Class A Shares at POP[3,4]	-11.59	9.23	5.29	—		—
Class C Shares at NAV[2] and with CDSC[4]	-6.86	9.73	5.15	—		—
Class I Shares at NAV	-5.90	10.82	—	11.12%		10/1/09
S&P 500® Index	-0.61	13.34	6.80	13.29	[5]	—

Fund Expense Ratios6: A Shares 0.98%; C Shares 1.73%; I Shares 0.73%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2005, for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

33

VIRTUS ALTERNATIVES DIVERSIFIER FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE

AFFILIATED MUTUAL FUNDS(3)—61.2%

Equity Funds—46.3%
Virtus Global Infrastructure Fund	1,125,028	$15,334
Virtus Global Real Estate Securities Fund	286,002	7,542
Virtus International Real Estate Securities Fund	1,160,713	7,707
Virtus Real Estate Securities Fund	187,107	7,189

		37,772

Fixed Income Funds—14.9%
Virtus Senior Floating Rate Fund	1,300,941	12,164
TOTAL AFFILIATED MUTUAL FUNDS (Identified Cost $38,363)		49,936

EXCHANGE-TRADED FUNDS(3)—38.0%
Global X Uranium Fund	30,100	209
iShares S&P North American Natural Resources Sector Index Fund	218,500	6,345
PowerShares DB Commodity Index Tracking Fund(2)	572,400	8,672
PowerShares DB G10 Currency Harvest Fund(2)	439,450	9,756
WisdomTree Managed Futures Strategy Fund(2)	146,000	6,050
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $34,989)		31,032
TOTAL LONG TERM INVESTMENTS—99.2%
(Identified Cost $73,352)		80,968

	SHARES	VALUE

SHORT-TERM INVESTMENTS—0.4%

Money Market Mutual Fund—0.4%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	296,368	$296
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $296)		296
TOTAL INVESTMENTS—99.6% (Identified Cost $73,648)		81,264	(1)
Other assets and liabilities, net—0.4%		293

NET ASSETS—100.0%		$81,557

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All of these funds are public funds and the prospectus and annual reports of each are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at, September 30, 2015	Level 1 Quoted Prices
Equity Securities:
Affiliated Mutual Funds	$49,936	$49,936
Exchange-Traded Funds	31,032	31,032
Short-Term Investments	296	296

Total Investments	$81,264	$81,264

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2015.

See Notes to Financial Statements

34

VIRTUS DISCIPLINED EQUITY STYLE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE

EXCHANGE-TRADED FUNDS(2)—99.5%
iShares Russell 1000® Value Index Fund	15,500	$1,446
iShares Russell 2000® Value Index Fund	15,880	1,431
iShares Russell Midcap® Value Index Fund	21,530	1,444
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $4,300)		4,321
TOTAL LONG TERM INVESTMENTS—99.5%
(Identified Cost $4,300)		4,321

	SHARES	VALUE

SHORT-TERM INVESTMENTS—0.9%

Money Market Mutual Fund—0.9%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	38,900	$39
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $39)		39
TOTAL INVESTMENTS—100.4% (Identified Cost $4,339)		4,360	(1)
Other assets and liabilities, net—(0.4)%		(19)

NET ASSETS—100.0%		$4,341

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	All of these funds are public funds and the prospectus and annual reports of each are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Funds	$4,321	$4,321
Short-Term Invest ments	39	39

Total Investments	$4,360	$4,360

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2015.

See Notes to Financial Statements

35

VIRTUS DISCIPLINED SELECT BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS(2)—98.3%
iShares 1-3 Year Treasury Bond Fund	570	$49
iShares 20+ Year Treasury Bond Fund	400	49
iShares Barclays 7-10 Year Treasury Bond Fund	450	49
iShares iBoxx $ High Yield Corporate Bond Fund	3,710	309
iShares iBoxx $ Investment Grade Corporate Bond Fund	7,340	852
iShares TIPS Bond Fund	1,320	146
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $1,460)		1,454
TOTAL LONG TERM INVESTMENTS—98.3%
(Identified Cost $1,460)		1,454

SHORT-TERM INVESTMENTS—1.8%

Money Market Mutual Fund—1.8%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	26,474	26
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $26)		26
TOTAL INVESTMENTS—100.1% (Identified Cost $1,486)		1,480	(1)
Other assets and liabilities, net—(0.1)%		(1)

NET ASSETS—100.0%		$1,479

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	All of these funds are public funds and the prospectus and annual reports of each are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Funds	$1,454	$1,454
Short-Term Invest ments	26	26

Total Investments	$1,480	$1,480

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2015.

See Notes to Financial Statements

36

VIRTUS DISCIPLINED SELECT COUNTRY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE

EXCHANGE-TRADED FUNDS(2)—100.6%
iShares MSCI France Index Fund	12,970	$312
iShares MSCI Japan Index Fund	27,320	312
iShares MSCI Sweden Index Fund	10,670	310
iShares MSCI Switzerland Index Fund Capped	10,250	314
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $1,293)		1,248
TOTAL LONG TERM INVESTMENTS—100.6%
(Identified Cost $1,293)		1,248

SHORT-TERM INVESTMENTS—0.9%

Money Market Mutual Fund—0.9%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	10,949	11
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $11)		11
TOTAL INVESTMENTS—101.5% (Identified Cost $1,304)		1,259	(1)
Other assets and liabilities, net—(1.5)%		(19)

NET ASSETS—100.0%		$1,240

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	All of these funds are public funds and the prospectus and annual reports of each are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of

September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Funds	$1,248	$1,248
Short-Term Invest ments	11	11

Total Investments	$1,259	$1,259

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2015.

See Notes to Financial Statements

37

VIRTUS DYNAMIC TREND FUND

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—60.0%

Consumer Discretionary—27.4%
Advance Auto Parts, Inc.	12,228	$2,318
Amazon.com, Inc.(2)(4)	27,369	14,010
AutoNation, Inc.(2)	31,592	1,838
AutoZone, Inc.(2)	12,370	8,954
Cablevision Systems Corp. Class A	21,390	695
CarMax, Inc.(2)(4)	90,010	5,339
Comcast Corp. Class A(4)	258,577	14,708
Expedia, Inc.	7,089	834
Goodyear Tire & Rubber Co. (The)(4)	681,770	19,996
Home Depot, Inc.	152,950	17,664
Lowe’s Cos., Inc.	114,320	7,879
Netflix, Inc.(2)	29,472	3,043
Newell Rubbermaid, Inc.(4)	609,950	24,221
NIKE, Inc. Class B(4)	231,220	28,433
O’Reilly Automotive, Inc.(2)	38,835	9,709
Priceline Group, Inc. (The)(2)	3,731	4,615
Time Warner Cable, Inc.	25,912	4,648
TripAdvisor, Inc.(2)	8,142	513

		169,417

Consumer Staples—7.7%
Brown-Forman Corp. Class B	97,330	9,431
Constellation Brands, Inc. Class A(4)	116,860	14,632
CVS Health Corp.(4)	146,550	14,139
Walgreens Boots Alliance, Inc.	110,480	9,181

		47,383

Health Care—7.4%
Aetna, Inc.	32,415	3,546
Anthem, Inc.	27,165	3,803
Cigna Corp.	23,325	3,149
HCA Holdings, Inc.(2)(4)	169,850	13,140
Humana, Inc.	14,780	2,646
Tenet Healthcare Corp.(2)	67,325	2,486
UnitedHealth Group, Inc.	93,770	10,878
Universal Health Services, Inc. Class B	49,790	6,214

		45,862

Industrials—3.5%
Allegion plc	157,895	9,104
Masco Corp.	499,660	12,582

		21,686

Information Technology—8.2%
Alliance Data Systems Corp.(2)	4,775	1,237
Automatic Data Processing, Inc.	32,040	2,575
Computer Sciences Corp.	10,172	624
Electronic Arts, Inc.(2)(4)	368,780	24,985
Fidelity National Information Services, Inc.	17,520	1,175
Fiserv, Inc.(2)	15,940	1,380
MasterCard, Inc. Class A	65,242	5,880
Paychex, Inc.	21,420	1,020
PayPal Holdings, Inc.(2)	33,774	1,048
Total System Services, Inc.	12,625	573

	SHARES	VALUE
Information Technology—continued
Visa, Inc. Class A	127,830	$8,905
Western Union Co. (The)	39,740	730
Xerox Corp.	78,490	764

		50,896

Materials—3.7%
Martin Marietta Materials, Inc.	66,374	10,086
Vulcan Materials Co.	143,343	12,786

		22,872

Utilities—2.1%
AGL Resources, Inc.(4)	212,660	12,981

		12,981
TOTAL COMMON STOCKS (Identified Cost $366,945)		371,097
TOTAL LONG TERM INVESTMENTS—60.0%
(Identified Cost $366,945)		371,097

SHORT-TERM INVESTMENTS—38.7%

Money Market Mutual Funds—38.7%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	71,793,883	71,794
Goldman Sachs Financial Square Funds – Money Market Fund – Institutional Shares (seven-day effective yield 0.090%)	131,622,118	131,622
JPMorgan U.S. Government Money Market Fund (seven-day effective yield 0.040%)	35,896,941	35,897
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $239,313)		239,313
TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT—98.7%
(Identified Cost $606,258)		610,410	(1)

SECURITIES SOLD SHORT—(24.4)%

EXCHANGE-TRADED FUNDS SOLD SHORT—(24.4)%
S & P 500® ETF Trust SPDR Fund(3)	785,199	(150,468)
TOTAL SECURITIES SOLD SHORT—(24.4)%
(Proceeds ($155,502))		(150,468)
TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT—74.3%
(Identified Cost $450,756)		459,942	(1)
Other assets and liabilities, net—25.7%		157,990

NET ASSETS—100.0%		$617,932

Abbreviations:

ETF	Exchange-Traded Fund
SPDR	S&P Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	This is a public fund and the prospectus and annual report are publicly available.
(4)	All or a portion segregated as collateral for securities sold short.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices
Equity Securities:
Common stocks	$371,097	$371,097
Short-Term Investments	239,313	239,313

Total Investments Before Securities Sold Short	$610,410	$610,410

Liabilities:
Exchange-Traded Funds Sold Short	(150,468)	(150,468)

Total Investments Net of Securities Sold Short	459,942	459,942

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2015.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

38

VIRTUS EQUITY TREND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—48.5%

Consumer Discretionary—21.3%
Advance Auto Parts, Inc.	28,989	$5,494
Amazon.com, Inc.(2)	35,715	18,282
AutoNation, Inc.(2)	39,650	2,307
AutoZone, Inc.(2)	14,910	10,792
Best Buy Co., Inc.	603,999	22,420
Cablevision Systems Corp. Class A	26,940	875
CarMax, Inc.(2)	121,030	7,179
Chipotle Mexican Grill, Inc.(2)	3,690	2,658
Comcast Corp. Class A	317,665	18,069
Darden Restaurants, Inc.	16,470	1,129
Expedia, Inc.	10,540	1,240
GameStop Corp. Class A	218,611	9,009
Gap, Inc. (The)	94,825	2,702
Goodyear Tire & Rubber Co. (The)	993,350	29,135
H&R Block, Inc.	902,407	32,667
Home Depot, Inc.	177,650	20,517
Horton (D.R.), Inc.	345,010	10,129
L Brands, Inc.	85,475	7,704
Leggett & Platt, Inc.	236,605	9,760
Lennar Corp. Class A	204,740	9,854
Lowe’s Cos., Inc.	145,553	10,032
McDonald’s Corp.	112,840	11,118
Mohawk Industries, Inc.(2)	100,325	18,238
Netflix, Inc.(2)	31,610	3,264
Newell Rubbermaid, Inc.	732,020	29,069
NIKE, Inc. Class B	287,070	35,301
O’Reilly Automotive, Inc.(2)	45,050	11,262
Priceline Group, Inc. (The)(2)	5,590	6,914
PulteGroup, Inc.	365,870	6,904
Ross Stores, Inc.	121,180	5,874
Starbucks Corp.	180,050	10,234
Time Warner Cable, Inc.	31,445	5,640
TJX Cos., Inc.	189,590	13,541
TripAdvisor, Inc.(2)	14,325	903
Urban Outfitters, Inc.(2)	43,927	1,291
Yum! Brands, Inc.	53,810	4,302

		395,809

Consumer Staples—8.1%
Altria Group, Inc.	232,577	12,652
Brown-Forman Corp. Class B	129,730	12,571
Campbell Soup Co.	21,705	1,100
ConAgra Foods, Inc.	49,477	2,004
Constellation Brands, Inc. Class A	144,657	18,112
CVS Health Corp.	183,660	17,720
General Mills, Inc.	69,506	3,901
Hershey Co. (The)	16,107	1,480
Hormel Foods Corp.	16,916	1,071
J.M. Smucker Co. (The)	10,684	1,219
Kellogg Co.	30,639	2,039
Keurig Green Mountain, Inc.	11,639	607
Kraft Heinz Co.(The)	69,171	4,882
McCormick & Co., Inc.	15,798	1,298
Mead Johnson Nutrition Co.	23,754	1,672

	SHARES	VALUE
Consumer Staples—continued
Molson Coors Brewing Co. Class B	354,635	$29,442
Mondelez International, Inc. Class A	189,438	7,932
Philip Morris International, Inc.	182,953	14,514
Reynolds American, Inc.	97,742	4,327
Tyson Foods, Inc. Class A	34,453	1,485
Walgreens Boots Alliance, Inc.	140,375	11,665

		151,693

Energy—1.6%
Marathon Petroleum Corp.	145,186	6,727
Phillips 66	152,918	11,750
Tesoro Corp.	29,708	2,889
Valero Energy Corp.	125,575	7,547

		28,913

Health Care—3.0%
Aetna, Inc.	37,880	4,145
Anthem, Inc.	34,830	4,876
Cigna Corp.	29,110	3,930
HCA Holdings, Inc.(2)	214,200	16,571
Humana, Inc.	18,380	3,290
Tenet Healthcare Corp.(2)	73,865	2,727
UnitedHealth Group, Inc.	111,040	12,882
Universal Health Services, Inc. Class B	63,395	7,912

		56,333

Industrials—4.8%
Allegion plc	195,430	11,269
Cintas Corp.	370,680	31,786
Dun & Bradstreet Corp.	38,610	4,054
Equifax, Inc.	112,260	10,909
Masco Corp.	644,600	16,231
Nielsen Holdings plc	336,100	14,946

		89,195

Information Technology—6.4%
Adobe Systems, Inc.(2)	110,345	9,073
Akamai Technologies, Inc.(2)	11,280	779
Alliance Data Systems Corp.(2)	6,180	1,601
Autodesk, Inc.	49,512	2,186
Automatic Data Processing, Inc.	42,830	3,442
Citrix Systems, Inc.(2)	34,878	2,416
Computer Sciences Corp.	12,920	793
eBay, Inc.(2)	61,310	1,498
Electronic Arts, Inc.(2)	442,980	30,012
Facebook, Inc. Class A(2)	93,200	8,379
Fidelity National Information Services, Inc.	23,780	1,595
Fiserv, Inc.(2)	20,615	1,786
Google, Inc. Class A(2)	11,580	7,392
Google, Inc. Class C(2)	12,022	7,314
Intuit, Inc.	63,095	5,600

	SHARES	VALUE
Information Technology—continued
MasterCard, Inc. Class A	79,980	$7,208
Paychex, Inc.	30,802	1,467
PayPal Holdings, Inc.(2)	58,740	1,823
salesforce.com, Inc.(2)	138,293	9,602
Total System Services, Inc.	13,940	633
VeriSign, Inc.(2)	6,092	430
Visa, Inc. Class A	158,360	11,031
Western Union Co. (The)	50,500	927
Xerox Corp.	96,547	939
Yahoo!, Inc.(2)	61,497	1,778

		119,704

Materials—1.6%
Martin Marietta Materials, Inc.	84,370	12,820
Vulcan Materials Co.	187,510	16,726

		29,546

Utilities—1.7%
AGL Resources, Inc.	513,638	31,352
TOTAL COMMON STOCKS (Identified Cost $885,519)		902,545
TOTAL LONG TERM INVESTMENTS—48.5%
(Identified Cost $885,519)		902,545

SHORT-TERM INVESTMENTS—50.7%

Money Market Mutual Funds—50.7%
BlackRock Liquidity Funds TempFund Portfolio – Institutional Shares (seven-day effective yield 0.010%)	141,491,837	141,492
JPMorgan Prime Money Market Fund (seven-day effective yield 0.090%)	660,295,241	660,295
JPMorgan U.S. Government Money Market Fund (seven-day effective yield 0.040%)	141,491,837	141,492
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $943,279)		943,279
TOTAL INVESTMENTS—99.2%
(Identified Cost $1,828,798)		1,845,824	(1)
Other assets and liabilities, net—0.8%		15,452

NET ASSETS—100.0%		$1,861,276

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

See Notes to Financial Statements

39

VIRTUS EQUITY TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 1A in the Notes to Schedules of Investments):

	Total Value at September 30, 2015	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$902,545	$902,545
Short-Term Investments	943,279	943,279

Total Investments	$1,845,824	$1,845,824

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2015.

See Notes to Financial Statements

40

VIRTUS GLOBAL EQUITY TREND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—35.0%

Consumer Discretionary—15.5%
Advance Auto Parts, Inc.	528	$100
Amazon.com, Inc.(2)	927	475
AutoNation, Inc.(2)	960	56
AutoZone, Inc.(2)	350	253
Best Buy Co., Inc.	11,025	409
Cablevision Systems Corp. Class A	400	13
CarMax, Inc.(2)	2,382	141
Chipotle Mexican Grill, Inc.(2)	70	50
Comcast Corp. Class A	7,290	415
Darden Restaurants, Inc.	320	22
Expedia, Inc.	290	34
GameStop Corp. Class A	4,002	165
Gap, Inc. (The)	2,160	62
Goodyear Tire & Rubber Co. (The)	22,380	656
H&R Block, Inc.	16,401	594
Home Depot, Inc. (The)	4,090	472
Horton (D.R.), Inc.	8,520	250
L Brands, Inc.	1,725	156
Leggett & Platt, Inc.	5,255	217
Lennar Corp. Class A	4,610	222
Lowe’s Cos., Inc.	3,045	210
McDonald’s Corp.	2,440	240
Mohawk Industries, Inc.(2)	2,400	436
Netflix, Inc.(2)	1,260	130
Newell Rubbermaid, Inc.	17,400	691
NIKE, Inc. Class B	6,610	813
O’Reilly Automotive, Inc.(2)	1,090	273
Priceline Group, Inc. (The)(2)	130	161
PulteGroup, Inc.	8,450	159
Ross Stores, Inc.	3,180	154
Starbucks Corp.	3,740	213
Time Warner Cable, Inc.	845	152
TJX Cos., Inc.	4,580	327
TripAdvisor, Inc.(2)	320	20
Urban Outfitters, Inc.(2)	815	24
Yum! Brands, Inc.	1,100	88

		8,853

Consumer Staples—5.4%
Altria Group, Inc.	4,424	241
Brown-Forman Corp. Class B	3,087	299
Campbell Soup Co.	412	21
ConAgra Foods, Inc.	941	38
Constellation Brands, Inc. Class A	3,340	418
CVS Health Corp.	4,070	393
General Mills, Inc.	1,275	71
Hershey Co. (The)	291	27
Hormel Foods Corp.	321	20
J.M. Smucker Co. (The)	225	26
Kellogg Co.	582	39
Keurig Green Mountain, Inc.	246	13
Kraft Heinz Co.(The)	1,315	93
McCormick & Co., Inc.	250	20
Mead Johnson Nutrition Co.	418	29
Molson Coors Brewing Co. Class B	6,417	533
Mondelez International, Inc. Class A	3,696	155
Philip Morris International, Inc.	3,513	279
Reynolds American, Inc.	1,858	82
Tyson Foods, Inc. Class A	624	27
Walgreens Boots Alliance, Inc.	3,170	263

		3,087

	SHARES	VALUE

Energy—1.2%
Marathon Petroleum Corp.	3,234	$150
Phillips 66	3,235	249
Tesoro Corp.	880	85
Valero Energy Corp.	3,042	183

		667

Health Care—2.5%
Aetna, Inc.	1,130	124
Anthem, Inc.	870	122
Cigna Corp.	840	113
HCA Holdings, Inc.(2)	5,140	398
Humana, Inc.	480	86
Tenet Healthcare Corp.(2)	2,070	76
UnitedHealth Group, Inc.	2,540	295
Universal Health Services, Inc. Class B	1,567	195

		1,409

Industrials—3.5%
Allegion plc	4,280	247
Cintas Corp.	8,057	691
Dun & Bradstreet Corp.	880	92
Equifax, Inc.	2,450	238
Masco Corp.	15,510	390
Nielsen Holdings plc	7,637	340

		1,998

Information Technology—4.6%
Adobe Systems, Inc.(2)	1,981	163
Akamai Technologies, Inc.(2)	130	9
Alliance Data Systems Corp.	140	36
Autodesk, Inc.(2)	870	38
Automatic Data Processing, Inc.	1,017	82
Citrix Systems, Inc.(2)	646	45
Computer Sciences Corp.	160	10
eBay, Inc.(2)	1,455	35
Electronic Arts, Inc.(2)	10,865	736
Facebook, Inc. Class A(2)	2,280	205
Fidelity National Information Services, Inc.	610	41
Fiserv, Inc.(2)	520	45
Google, Inc. Class A(2)	320	204
Google, Inc. Class C(2)	320	195
Intuit, Inc.	1,154	102
MasterCard, Inc. Class A	1,750	158
Paychex, Inc.	700	33
PayPal Holdings, Inc.(2)	1,455	45
salesforce.com, Inc.(2)	2,533	176
Total System Services, Inc.	190	9
VeriSign, Inc.	70	5
Visa, Inc. Class A	3,475	242
Western Union Co. (The)	1,130	21

		2,635

Materials—1.3%
Martin Marietta Materials, Inc.	1,960	298
Vulcan Materials Co.	4,140	369
Xerox Corp.	2,270	22
Yahoo!, Inc.(2)	1,160	34

		723

	SHARES	VALUE

Utilities—1.0%
AGL Resources, Inc.	9,335	$570
TOTAL COMMON STOCKS (Identified Cost $19,600)		19,942
TOTAL LONG TERM INVESTMENTS—35.0%
(Identified Cost $19,600)		19,942

SHORT-TERM INVESTMENTS—59.0%

Money Market Mutual Fund—59.0%
Fidelity Money Market Portfolio – Institutional Shares (Seven-day effective yield 0.140%)	33,546,257	33,546
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $33,546)		33,546
TOTAL INVESTMENTS—94.0% (Identified Cost $53,146)		53,488	(1)
Other assets and liabilities, net—6.0%		3,409

NET ASSETS—100.0%		$56,897

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$19,942	$19,942
Short-Term Investments	33,546	33,546

Total Investments	$53,488	$53,488

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2015.

See Notes to Financial Statements

41

VIRTUS HERZFELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE

CLOSED END FUNDS—72.7%

Convertible Fund—0.9%
Putnam High Income Securities Fund	48,414	$341

Equity Funds—35.8%
Adams Diversified Equity Fund, Inc.	71,234	908
Adams Natural Resources Fund, Inc.	13,166	239
Alpine Total Dynamic Dividend Fund	118,834	891
BlackRock Science & Technology Trust	116,277	1,843
Boulder Growth & Income Fund, Inc.	239,381	1,783
Cohen & Steers Infrastructure Fund, Inc.	27,935	533
Cohen & Steers Total Return Realty Fund, Inc.	16,684	198
Cushing MLP Total Return Fund (The)	30,672	361
Eaton Vance Tax-Advantaged Dividend Income Fund	9,652	177
First Trust Energy Infrastructure Fund	25,901	414
Gabelli Dividend & Income Trust (The)	56,938	1,000
Gabelli Healthcare & WellnessRx Trust (The)	68,857	667
Gabelli Multimedia Trust, Inc.	44,700	337
General American Investors Co., Inc.	20,749	643
Guggenheim Enhanced Equity Income Fund	68,412	493
Kayne Anderson Midsteam/Energy Fund, Inc.	15,100	285
Liberty All Star Equity Fund	175,199	890
Salient Midstream & MLP Fund	65,385	915
Tortoise Pipeline & Energy Fund, Inc.	32,000	574
Tri-Continental Corp.	26,847	523

		13,674

Fixed Income Funds—14.7%
First Trust High Income Long/Short Fund	32,500	458
First Trust Mortgage Income Fund	14,700	212
NexPoint Credit Strategies Fund	196,934	1,128
Nuveen Credit Strategies Income Fund	11,000	88
Nuveen Multi-Market Income Fund, Inc.	14,024	98
PIMCO Corporate & Income Strategy Fund	10,911	143
PIMCO Dynamic Credit Income Fund	98,300	1,796
PIMCO Dynamic Income Fund	52,056	1,499
PIMCO Income Strategy Fund	22,000	213

		5,635

International Equity Funds—20.1%
Aberdeen Japan Equity Fund, Inc.	64,648	444
Aberdeen Singapore Fund, Inc.	5,100	44

	SHARES	VALUE

International Equity Funds—continued
Alpine Global Dynamic Dividend Fund	58,343	$499
Brookfield Global Listed Infrastructure Income Fund, Inc.	7,000	88
Clough Global Opportunities Fund	24,477	262
Delaware Enhanced Global Dividend and Income Fund	18,872	175
Japan Smaller Capitalization Fund, Inc.	53,793	547
Korea Fund, Inc. (The)(2)	7,079	251
Macquarie Global Infrastructure Total Return Fund, Inc.	4,000	77
Morgan Stanley China A Share Fund, Inc.	38,500	864
New Germany Fund, Inc. (The)	30,664	442
RMR Real Estate Income Fund	11,278	203
Taiwan Fund, Inc. (The)	29,640	429
Tekla Healthcare Investors	20,000	552
Tekla Healthcare Opportunities Fund	136,403	2,223
Tekla World Healthcare Fund	39,431	567
Templeton Dragon Fund, Inc.	1,837	34

		7,701

International Income Funds—1.2%
Aberdeen Asia-Pacific Income Fund, Inc.	14,107	64
Diversified Real Asset Income Fund	24,030	386

		450
TOTAL CLOSED END FUNDS (Identified Cost $31,998)		27,801

PREFERRED STOCKS—24.8%

Financials—24.8%
Eagle Point Credit Co, Inc. 7.75%	19,140	490
MVC Capital, Inc. 7.25	83,145	1,961
Oxford Lane Capital Corp. 7.50%	142,952	3,445
Oxford Lane Capital Corp. 8.125%	142,366	3,581
TOTAL PREFERRED STOCKS (Identified Cost $9,667)		9,477
TOTAL LONG TERM INVESTMENTS—97.5%
(Identified Cost $41,665)		37,278

SHORT-TERM INVESTMENTS—3.6%

Money Market Mutual Fund—3.6%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	1,376,096	1,376
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,376)		1,376
TOTAL INVESTMENTS—101.1% (Identified Cost $43,041)		38,654	(1)
Other assets and liabilities, net—(1.1)%		(421)

NET ASSETS—100.0%		$38,233

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices
Equity Securities:
Closed-End Funds	$27,801	$27,801
Preferred Stock	9,477	9,477
Short-Term Invest ments	1,376	1,376

Total Investments	$38,654	$38,654

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2015.

See Notes to Financial Statements

42

VIRTUS MULTI-ASSET TREND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—18.8%

Consumer Discretionary—8.3%
Advance Auto Parts, Inc.	1,478	$280
Amazon.com, Inc.(2)	2,090	1,070
AutoNation, Inc.(2)	2,520	147
AutoZone, Inc.(2)	920	666
Best Buy Co., Inc.	31,315	1,162
Cablevision Systems Corp. Class A	1,050	34
CarMax, Inc.(2)	6,110	363
Chipotle Mexican Grill, Inc.(2)	190	137
Comcast Corp. Class A	16,630	946
Darden Restaurants, Inc.	820	56
Expedia, Inc.	760	89
GameStop Corp. Class A	11,056	456
Gap, Inc. (The)	5,065	144
Goodyear Tire & Rubber Co. (The)	57,282	1,680
H&R Block, Inc.	46,250	1,674
Home Depot, Inc.	10,105	1,167
Horton (D.R.), Inc.	21,480	631
L Brands, Inc.	4,500	406
Leggett & Platt, Inc.	12,290	507
Lennar Corp. Class A	11,620	559
Lowe’s Cos., Inc.	8,345	575
McDonald’s Corp.	6,160	607
Mohawk Industries, Inc.(2)	5,460	993
Netflix, Inc.(2)	1,940	200
Newell Rubbermaid, Inc.	41,310	1,640
NIKE, Inc. Class B	15,125	1,860
O’Reilly Automotive, Inc.(2)	2,510	628
Priceline Group, Inc. (The)(2)	380	470
PulteGroup, Inc.	21,310	402
Ross Stores, Inc.	7,740	375
Starbucks Corp.	9,480	539
Time Warner Cable, Inc.	2,180	391
TJX Cos., Inc.	12,605	900
TripAdvisor, Inc.(2)	860	54
Urban Outfitters, Inc.(2)	2,150	63
Yum! Brands, Inc.	2,810	225

		22,096

Consumer Staples—3.0%
Altria Group, Inc.	12,007	653
Brown-Forman Corp. Class B	7,110	689
Campbell Soup Co.	1,222	62
ConAgra Foods, Inc.	2,786	113
Constellation Brands, Inc. Class A	9,190	1,151
CVS Health Corp.	9,417	909
General Mills, Inc.	3,605	202
Hershey Co. (The)	972	89
Hormel Foods Corp.	952	60
J.M. Smucker Co. (The)	501	57
Kellogg Co.	1,294	86
Keurig Green Mountain, Inc.	546	29
Kraft Heinz Co.(The)	3,506	248
McCormick & Co., Inc.	741	61
Mead Johnson Nutrition Co.	1,114	78
Molson Coors Brewing Co. Class B	18,179	1,509
Mondelez International, Inc. Class A	9,575	401
Philip Morris International, Inc.	9,433	748
Reynolds American, Inc.	4,816	213

	SHARES	VALUE

Consumer Staples—continued
Tyson Foods, Inc. Class A	1,386	$60
Walgreens Boots Alliance, Inc.	7,087	589

		8,007

Energy—0.7%
Marathon Petroleum Corp.	8,860	411
Phillips 66	8,872	682
Tesoro Corp.	2,070	201
Valero Energy Corp.	8,340	501

		1,795

Health Care—1.2%
Aetna, Inc.	2,657	291
Anthem, Inc.	2,030	284
Cigna Corp.	1,970	266
HCA Holdings, Inc.(2)	10,940	846
Humana, Inc.	1,130	202
Tenet Healthcare Corp.(2)	4,860	180
UnitedHealth Group, Inc.	6,990	811
Universal Health Services, Inc. Class B	3,440	429

		3,309

Industrials—2.0%
Allegion plc	11,770	679
Cintas Corp.	20,000	1,715
Dun & Bradstreet Corp.	2,060	216
Equifax, Inc.	6,715	653
Masco Corp.	42,700	1,075
Nielsen Holdings plc	20,970	932

		5,270

Information Technology—2.4%
Adobe Systems, Inc.(2)	5,618	462
Akamai Technologies, Inc.(2)	620	43
Alliance Data Systems Corp.(2)	360	93
Autodesk, Inc.	2,323	102
Automatic Data Processing, Inc.	2,395	192
Citrix Systems, Inc.(2)	1,888	131
Computer Sciences Corp.	800	49
eBay, Inc.(2)	3,415	83
Electronic Arts, Inc.(2)	23,665	1,603
Facebook, Inc. Class A(2)	4,840	435
Fidelity National Information Services, Inc.	1,620	109
Fiserv, Inc.(2)	1,360	118
Google, Inc. Class A(2)	640	409
Google, Inc. Class C(2)	660	402
Intuit, Inc.	3,172	281
MasterCard, Inc. Class A	4,800	433
Paychex, Inc.	1,850	88
PayPal Holdings, Inc.(2)	3,290	102
salesforce.com, Inc.(2)	7,252	503
Total System Services, Inc.	500	23
VeriSign, Inc.(2)	200	14
Visa, Inc. Class A	9,540	665
Western Union Co. (The)	2,980	55
Xerox Corp.	5,960	58
Yahoo!, Inc.(2)	3,055	88

		6,541

	SHARES	VALUE

Materials—0.6%
Martin Marietta Materials, Inc.	4,700	$714
Vulcan Materials Co.	11,385	1,016

		1,730

Utilities—0.6%
AGL Resources, Inc.	26,324	1,607
TOTAL COMMON STOCKS (Identified Cost $49,596)		50,355

EXCHANGE-TRADED FUNDS(3)—43.3%
iShares 1-3 Year Treasury Bond Fund	676,665	57,510
iShares 20+ Year Treasury Bond Fund	313,540	38,735
PowerShares DB Gold Fund(2)	258,206	9,445
Powershares DB U.S. Dollar Index Bullish Fund(2)	415,267	10,423
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $115,021)		116,113
TOTAL LONG TERM INVESTMENTS—62.1%
(Identified Cost $164,617)		166,468

SHORT-TERM INVESTMENTS—34.8%

Money Market Mutual Fund—34.8%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	93,287,912	93,288
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $93,288)		93,288
TOTAL INVESTMENTS—96.9%
(Identified Cost $257,905)		259,756	(1)
Other assets and liabilities, net—3.1%		8,209

NET ASSETS—100.0%		$267,965

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All of these funds are public funds and the prospectus and annual reports of each are publicly available.

See Notes to Financial Statements

43

VIRTUS MULTI-ASSET TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$50,355	$50,355
Exchange-Traded Funds	116,113	116,113
Short-Term Invest ments	93,288	93,288

Total Investments	$259,756	$259,756

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2015.

See Notes to Financial Statements

44

VIRTUS SECTOR TREND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—21.3%

Consumer Discretionary—21.3%
Advance Auto Parts, Inc.	3,750	$711
Amazon.com, Inc.(2)	19,395	9,928
AutoNation, Inc.(2)	3,998	233
AutoZone, Inc.(2)	1,585	1,147
Bed Bath & Beyond, Inc.	8,910	508
Best Buy Co., Inc.	15,790	586
BorgWarner, Inc.	11,815	491
Cablevision Systems Corp. Class A	11,220	364
CarMax, Inc.(2)	10,530	625
Carnival Corp.	23,848	1,185
CBS Corp. Class B	22,813	910
Chipotle Mexican Grill, Inc.(2)	1,590	1,145
Coach, Inc.	14,220	411
Comcast Corp. Class A	108,660	6,181
Comcast Corp. Special Class A	18,940	1,084
Darden Restaurants, Inc.	5,805	398
Delphi Automotive plc	14,530	1,105
Discovery Communications, Inc. Class A(2)	7,548	196
Discovery Communications, Inc. Class C(2)	13,260	322
Dollar General Corp.	15,135	1,096
Dollar Tree, Inc.(2)	12,037	802
Expedia, Inc.	5,050	594
Ford Motor Co.	201,360	2,732
Fossil Group, Inc.(2)	2,260	126
GameStop Corp. Class A	5,425	224
Gap, Inc. (The)	12,205	348
Garmin Ltd.	6,290	226
General Motors Co.	74,725	2,243
Genuine Parts Co.	7,733	641
Goodyear Tire & Rubber Co. (The)	13,975	410
H&R Block, Inc.	14,075	510
Hanesbrands, Inc.	20,250	586
Harley-Davidson, Inc.	10,648	585
Harman International Industries, Inc.	3,718	357
Hasbro, Inc.	5,740	414
Home Depot, Inc.	66,033	7,626
Horton (D.R.), Inc.	16,618	488
Interpublic Group of Cos., Inc. (The)	20,525	393
Johnson Controls, Inc.	33,650	1,392
Kohl’s Corp.	10,325	478
L Brands, Inc.	13,085	1,179
Leggett & Platt, Inc.	6,885	284
Lennar Corp. Class A	8,930	430
Lowe’s Cos., Inc.	47,540	3,276
Macy’s, Inc.	17,200	883
Marriott International, Inc. Class A	10,243	699
Mattel, Inc.	17,668	372
McDonald’s Corp.	48,240	4,753
Michael Kors Holdings Ltd.	9,978	421
Mohawk Industries, Inc.(2)	3,265	594
Netflix, Inc.(2)	21,981	2,270
Newell Rubbermaid, Inc.	13,610	540

	SHARES	VALUE
Consumer Discretionary—continued
News Corp	5,500	$71
News Corp. Class A	19,568	247
NIKE, Inc. Class B	34,468	4,239
Nordstrom, Inc.	7,138	512
O’Reilly Automotive, Inc.(2)	5,080	1,270
Omnicom Group, Inc.	12,528	826
Phillips-Van Heusen Corp.	4,290	437
Priceline Group, Inc. (The)(2)	2,600	3,216
PulteGroup, Inc.	16,770	316
Ralph Lauren Corp.	3,130	370
Ross Stores, Inc.	21,276	1,031
Royal Caribbean Cruises Ltd.	8,870	790
Scripps Networks Interactive, Inc. Class A	4,958	244
Signet Jewelers Ltd.	4,030	549
Staples, Inc.	33,190	389
Starbucks Corp.	75,505	4,292
Starwood Hotels & Resorts Worldwide, Inc.	8,853	589
Target Corp.	32,110	2,526
TEGNA, Inc.	11,590	260
Tiffany & Co.	5,703	440
Time Warner Cable, Inc.	14,378	2,579
Time Warner, Inc.	41,968	2,885
TJX Cos., Inc.	34,600	2,471
Tractor Supply Co.	6,888	581
TripAdvisor, Inc.(2)	5,725	361
Twenty-First Century Fox Inc	22,180	600
Twenty-First Century Fox, Inc. Class A	62,730	1,692
Under Armour, Inc. Class A(2)	9,187	889
Urban Outfitters, Inc.(2)	4,813	141
VF Corp.	17,417	1,188
Viacom, Inc. Class B	17,825	769
Walt Disney Co. (The)	79,396	8,114
Whirlpool Corp.	4,020	592
Wyndham Worldwide Corp.	6,145	442
Wynn Resorts Ltd.	4,265	227
Yum! Brands, Inc.	22,450	1,795
TOTAL COMMON STOCKS (Identified Cost $116,539)		113,442
TOTAL LONG TERM INVESTMENTS—21.3%
(Identified Cost $116,539)		113,442

SHORT-TERM INVESTMENTS—79.0%

Money Market Mutual Funds—79.0%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	315,921,510	315,922
Goldman Sachs Financial Square Funds – Money Market Fund – Institutional Shares (seven-day effective yield 0.090%)	84,245,736	84,246

	SHARES	VALUE
Money Market Mutual Funds—continued
JPMorgan U.S. Government Money Market Fund (seven-day effective yield 0.040%)	21,061,434	$21,061
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $421,229)		421,229
TOTAL INVESTMENTS—100.3% (Identified Cost $537,768)		534,671	(1)
Other assets and liabilities, net—(0.3)%		(1,379)

NET ASSETS—100.0%		$533,292

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$113,442	$113,442
Short-Term Investments	421,229	421,229

Total Investments	$534,671	$534,671

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2015.

See Notes to Financial Statements

45

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2015

(Reported in thousands except shares and per share amounts)

	Alternatives Diversifier Fund	Disciplined Equity Style Fund	Disciplined Select Bond Fund	Disciplined Select Country Fund
Assets
Investment in unaffiliated securities at value(1)(3)	$31,328	$4,360	$1,480	$1,259
Investments in affiliated funds at value(2)	49,936	—	—	—
Receivables
Investment securities sold	1,400	4,276	—	—
Fund shares sold	20	—	—	—
Receivable from adviser	—	2	4	3
Dividends and interest receivable	39	10	—	—
Prepaid trustee retainer	1	—	—	—
Prepaid expenses	32	15	14	14

Total assets	82,756	8,663	1,498	1,276

Liabilities
Cash overdraft
Payables
Fund shares repurchased	334	—	—	17
Investment securities purchased	769	4,300	—	—
Distribution and service fees	27	1	—	—
Administration fees	8	1	—	—
Transfer agent fees and expenses	36	1	—	—
Trustees’ fees and expenses	—	—	—	—
Professional fees	19	18	18	18
Other accrued expenses	6	1	1	1

Total liabilities	1,199	4,322	19	36

Net Assets	$81,557	$4,341	$1,479	$1,240

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$155,153	$4,633	$1,601	$1,401
Accumulated undistributed net investment income (loss)	411	(20)	1	4
Accumulated undistributed net realized gain (loss)	(81,623)	(293)	(117)	(120)
Net unrealized appreciation (depreciation) on investments	7,616	21	(6)	(45)

Net Assets	$81,557	$4,341	$1,479	$1,240

Class A
Net asset value (net assets/shares outstanding) per share	$9.99	$10.83	$9.32	$9.30
Maximum offering price per share NAV/(1–3.75%)	$—	$—	$9.68	$—
Maximum offering price per share NAV/(1–5.75%)	$10.60	$11.49	$—	$9.87
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,540,845	158,782	53,521	26,536
Net Assets	$25,377	$1,720	$499	$247
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$9.90	$10.57	$9.26	$9.23
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,589,782	140,418	21,787	16,360
Net Assets	$25,637	$1,484	$202	$151
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$9.98	$10.91	$9.33	$9.33
Shares of beneficial interest outstanding, no par value, unlimited authorization	3,061,072	104,230	83,424	90,237
Net Assets	$30,543	$1,137	$778	$842

(1) Investment in unaffiliated securities at cost	$35,285	$4,339	$1,486	$1,304
(2) Investment in affiliated funds at cost	$38,363	$—	$—	$—

See Notes to Financial Statements

46

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2015

(Reported in thousands except shares and per share amounts)

	Dynamic Trend Fund		Equity Trend Fund	Global Equity Trend Fund	Herzfeld Fund

Assets
Investment in unaffiliated securities at value(1)	$610,410		$1,845,824	$53,488	$38,654
Cash	41		—	—	—
Deposits with prime broker for securities sold short	155,502		—	—	—
Receivables
Investment securities sold	—		27,405	3,765	—
Fund shares sold	7,736		1,244	13	299
Dividends and interest receivable	149		1,150	26	259
Prepaid trustee retainer	5		17	1	—
Prepaid expenses	82		168	25	29

Total assets	773,925		1,875,808	57,318	39,241

Liabilities
Securities sold short at value(2)	150,468		—	—	—
Payables
Fund shares repurchased	3,293		11,137	305	597
Investment securities purchased	—		—	—	332
Dividends and interest expense on securities sold short	883		—	—	—
Investment advisory fees	783		1,610	49	32
Distribution and service fees	209		755	23	14
Administration fees	64		195	6	4
Transfer agent fees and expenses	232		639	14	7
Trustees’ fees and expenses	1		3	— (3)	—
Professional fees	20		24	18	19
Other accrued expenses	40		169	6	3

Total liabilities	155,993		14,532	421	1,008

Net Assets	$617,932		$1,861,276	$56,897	$38,233

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$726,905		$2,251,358	$69,840	$42,707
Accumulated undistributed net investment income (loss)	—	(3)	(8,830)	(698)	—
Accumulated undistributed net realized gain (loss)	(118,158)		(398,278)	(12,587)	(87)
Net unrealized appreciation (depreciation) on investments	4,152		17,026	342	(4,387)
Net unrealized appreciation (depreciation) on securities sold short	5,033		—	—	—

Net Assets	$617,932		$1,861,276	$56,897	$38,233

Class A
Net asset value (net assets/shares outstanding) per share	$10.10		$12.14	$9.76	$9.91
Maximum offering price per share NAV/(1–5.75%)	$10.72		$12.88	$10.36	$10.51
Shares of beneficial interest outstanding, no par value, unlimited authorization	15,029,556		42,873,573	1,898,041	840,073
Net Assets	$151,867		$520,337	$18,523	$8,324
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$9.15		$—	$—	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	4,831		—	—	—
Net Assets	$44		$—	$—	$—
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$9.09		$11.87	$9.59	$9.87
Shares of beneficial interest outstanding, no par value, unlimited authorization	22,668,315		62,902,674	2,333,491	1,495,125
Net Assets	$206,159		$746,390	$22,376	$14,761
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$10.27		$12.19	$9.79	$9.92
Shares of beneficial interest outstanding, no par value, unlimited authorization	25,291,601		48,769,639	1,633,329	1,526,603
Net Assets	$259,770		$594,460	$15,998	$15,148
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$10.28		$12.20	$—	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	8,980		7,263	—	—
Net Assets	$92		$89	$—	$—

(1) Investment in securities at cost	$606,258		$1,828,798	$53,146	$43,041
(2) Proceeds from securities sold short	$155,502		$—	$—	$—
(3) Amount is less than $500.

See Notes to Financial Statements

47

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2015

(Reported in thousands except shares and per share amounts)

	Multi-Asset Trend Fund	Sector Trend Fund

Assets
Investment in unaffiliated securities at value(1)	$259,756	$534,671
Receivables
Investment securities sold	9,916	—
Fund shares sold	314	745
Dividends and interest receivable	70	155
Prepaid trustee retainer	2	4
Prepaid expenses	32	135

Total assets	270,090	535,710

Liabilities
Payables
Fund shares repurchased	1,638	1,754
Investment advisory fees	229	203
Distribution and service fees	130	206
Administration fees	28	55
Transfer agent fees and expenses	60	145
Trustees’ fees and expenses	1	1
Professional fees	18	19
Other accrued expenses	21	35

Total liabilities	2,125	2,418

Net Assets	$267,965	$533,292

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$298,820	$582,797
Accumulated undistributed net investment income (loss)	(2,581)	1,513
Accumulated undistributed net realized gain (loss)	(30,125)	(47,922)
Net unrealized appreciation (depreciation) on investments	1,851	(3,096)

Net Assets	$267,965	$533,292

Class A
Net asset value (net assets/shares outstanding) per share	$9.94	$11.00
Maximum offering price per share NAV/(1–5.75%)	$10.55	$11.67
Shares of beneficial interest outstanding, no par value, unlimited authorization	5,552,953	14,257,268
Net Assets	$55,214	$156,759
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$9.80	$10.76
Shares of beneficial interest outstanding, no par value, unlimited authorization	14,204,285	19,197,935
Net Assets	$139,223	$206,556
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$9.99	$11.02
Shares of beneficial interest outstanding, no par value, unlimited authorization	7,363,867	15,426,427
Net Assets	$73,528	$169,977

(1) Investment in securities at cost	$257,905	$537,768

See Notes to Financial Statements

48

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2015

($ reported in thousands)

	Alternatives Diversifier Fund	Disciplined Equity Style Fund	Disciplined Select Bond Fund	Disciplined Select Country Fund

Investment Income
Dividends	$235	$38	$30	$49
Dividends from affiliated funds	2,410	—	—	—

Total investment income	2,645	38	30	49

Expenses
Investment advisory fees	—	34	12	17
Service fees, Class A	84	3	1	1
Distribution and service fees, Class C	332	11	2	2
Administration fees	132	4	1	1
Transfer agent fees and expenses	202	4	1	1
Registration fees	46	39	39	39
Printing fees and expenses	13	1	1	1
Custodian fees	2	1	1	1
Professional fees	23	18	18	18
Trustees’ fees and expenses	5	— (1)	— (1)	— (1)
Miscellaneous expenses	7	1	2	2

Total expenses	846	116	78	83
Less expenses reimbursed and/or waived by investment adviser	—	(57)	(58)	(58)

Net expenses	846	59	20	25

Net investment income (loss)	1,799	(21)	10	24

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(3,866)	(293)	(75)	(110)
Net realized gain (loss) on affiliated investments	3,355	—	—	—
Capital gain distributions from affiliated funds	911	—	—	—
Net increase from payments by affiliate(2)	—	—	22	4
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(5,718)	58	(4)	(73)
Net change in unrealized appreciation (depreciation) on affiliated investments	(6,791)	—	—	—

Net gain (loss) on investments	(12,109)	(235)	(57)	(179)

Net increase (decrease) in net assets resulting from operations	$(10,310)	$(256)	$(47)	$(155)

(1) Amount is less than $500.

(2) See Note 3I in the Notes to Financial Statements.

See Notes to Financial Statements

49

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2015

($ reported in thousands)

	Dynamic Trend Fund	Equity Trend Fund	Global Equity Trend Fund	Herzfeld Fund

Investment Income
Dividends	$13,354	$62,297	$1,924	$1,516
Security lending	—	32	—	—
Foreign taxes withheld	—	(21)	—	—

Total investment income	13,354	62,308	1,924	1,516

Expenses
Investment advisory fees	4,975 (2)	48,367	1,406	319
Service fees, Class A	862	3,044	103	21
Distribution and service fees, Class B	1	—	—	—
Distribution and service fees, Class C	3,635	13,843	452	136
Administration fees	1,662	5,346	155	38
Transfer agent fees and expenses	1,770	5,397	183	38
Interest expense	605	—	—	—
Registration fees	174	375	59	41
Printing fees and expenses	104	320	11	4
Custodian fees	23	126	4	1
Professional fees	58	129	23	25
Trustees’ fees and expenses	119	381	11	1
Miscellaneous expenses	100	291	11	3

Total expenses	14,088	77,619	2,418	627

Dividends on short sales	5,940	—	—	—
Interest expense on short sales	775	—	—	—

Total expenses, including dividends and interest expense on short sales	20,803	77,619	2,418	627

Less expenses reimbursed and/or waived by investment adviser	—	—	(7)	(40)

Net expenses	20,803	77,619	2,411	587

Net investment income (loss)	(7,449)	(15,311)	(487)	929

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	156,390	179,217	(8,221)	(398)
Net realized gain (loss) on foreign currency transactions	— (1)	—	—	—
Net realized gain (loss) on securities sold short	(81,135)	—	—	—
Capital gain distributions from underlying funds	—	—	—	616
Net change in unrealized appreciation (depreciation) on investments	(262,270)	(738,910)	(10,115)	(4,845)
Net change in unrealized appreciation (depreciation) on securities sold short	10,846	—	—	—

Net gain (loss) on investments	(176,169)	(559,693)	(18,336)	(4,627)

Net increase (decrease) in net assets resulting from operations	$(183,618)	$(575,004)	$(18,823)	$(3,698)

(1) Amount is less than $500.

(2) Includes $(16,501) related to a performance fee adjustment. See Note 3A.

See Notes to Financial Statements

50

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2015

($ reported in thousands)

	Multi-Asset Trend Fund	Sector Trend Fund

Investment Income
Dividends	$7,576	$11,095
Security lending	—	4
Foreign taxes withheld	(1)	(1)

Total investment income	7,575	11,098

Expenses
Investment advisory fees	5,544	3,603
Service fees, Class A	253	668
Distribution and service fees, Class C	2,379	2,742
Administration fees	616	959
Transfer agent fees and expenses	631	1,041
Registration fees	99	42
Printing fees and expenses	41	68
Custodian fees	9	17
Professional fees	32	42
Trustees’ fees and expenses	44	68
Miscellaneous expenses	34	47

Total expenses	9,682	9,297
Less expenses reimbursed and/or waived by investment adviser	(19)	—

Net expenses	9,663	9,297

Net investment income (loss)	(2,088)	1,801

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(20,719)	94,402
Capital gain distributions from underlying funds	43	—
Net change in unrealized appreciation (depreciation) on investments	(21,205)	(139,165)

Net gain (loss) on investments	(41,881)	(44,763)

Net increase (decrease) in net assets resulting from operations	$(43,969)	$(42,962)

(1) Amount is less than $500.

See Notes to Financial Statements

51

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Alternatives Diversifier Fund		Disciplined Equity Style Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$1,799	$2,116	$(21)	$(10)
Net realized gain (loss)	400	3,565	(293)	423
Net change in unrealized appreciation (depreciation)	(12,509)	2,712	58	(215)

Increase (decrease) in net assets resulting from operations	(10,310)	8,393	(256)	198

From Distributions to Shareholders
Net investment income, Class A	(652)	(549)	—	—
Net investment income, Class C	(386)	(21)	—	—
Net investment income, Class I	(977)	(1,358)	—	—
Net investment income, Class R6	(—)	—	—	—
Net realized short-term gains, Class A	—	—	(117)	(22)
Net realized short-term gains, Class C	—	—	(83)	(15)
Net realized short-term gains, Class I	—	—	(210)	(63)
Net realized long-term gains, Class A	—	—	(1)	—
Net realized long-term gains, Class C	—	—	— (1)	—
Net realized long-term gains, Class I	—	—	(2)	—

Decrease in net assets from distributions to shareholders	(2,015)	(1,928)	(413)	(100)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	(9,920)	(14,109)	1,372	242
Change in net assets from share transactions, Class C	(8,585)	(8,314)	1,397	51
Change in net assets from share transactions, Class I	(12,643)	(66,597)	212	63

Increase (decrease) in net assets from share transactions	(31,148)	(89,020)	2,981	356

Net increase (decrease) in net assets	(43,473)	(82,555)	2,312	454

Net Assets
Beginning of fiscal year	125,030	207,585	2,029	1,575

End of fiscal year	$81,557	$125,030	$4,341	$2,029

Accumulated undistributed net investment income (loss) at end of fiscal year	$411	$794	$(20)	$—

(1) Amount is less than $500.

See Notes to Financial Statements

52

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Disciplined Select Bond Fund			Disciplined Select Country Fund
	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$10		$23	$24	$21
Net realized gain (loss)	(53)		(4)	(106)	70
Net change in unrealized appreciation (depreciation)	(4)		19	(73)	(100)

Increase (decrease) in net assets resulting from operations	(47)		38	(155)	(9)

From Distributions to Shareholders
Net investment income, Class A	(3)		(3)	(7)	(1)
Net investment income, Class C	(—	)(1)	(2)	(2)	—
Net investment income, Class I	(6)		(17)	(25)	(10)
Net realized short-term gains, Class A	—		—	—	(2)
Net realized short-term gains, Class C	—		—	—	(1)
Net realized short-term gains, Class I	—		—	—	(8)
Net realized long-term gains, Class A	—		—	(16)	—
Net realized long-term gains, Class C	—		—	(8)	—
Net realized long-term gains, Class I	—		—	(54)	—

Decrease in net assets from distributions to shareholders	(9)		(22)	(112)	(22)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	418		(53)	(2)	139
Change in net assets from share transactions, Class C	69		25	29	46
Change in net assets from share transactions, Class I	6		17	38	95

Increase (decrease) in net assets from share transactions	493		(11)	65	280

Net increase (decrease) in net assets	437		5	(202)	249

Net Assets
Beginning of fiscal year	1,042		1,037	1,442	1,193

End of fiscal year	$1,479		$1,042	$1,240	$1,442

Accumulated undistributed net investment income (loss) at end of fiscal year	$1		$1	$4	$14

(1) Amount is less than $500.

See Notes to Financial Statements

53

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Dynamic Trend Fund		Equity Trend Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015		Year Ended September 30, 2014

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$(7,449)	$(4,830)	$(15,311)		$21,879
Net realized gain (loss)	75,255	154,804	179,217		999,509
Net change in unrealized appreciation (depreciation)	(251,424)	116,010	(738,910)		(48,648)

Increase (decrease) in net assets resulting from operations	(183,618)	265,984	(575,004)		972,740

From Distributions to Shareholders
Net investment income, Class A	—	—	(816)		(6,111)
Net investment income, Class C	—		—		—
Net investment income, Class I	—	—	(4,384)		(15,369)
Net investment income, Class R6	—		(—	)(1)	—
Net realized short-term gains, Class A	(7,936)	—	(96,936)		(42,252)
Net realized short-term gains, Class B	(2)	—	—		—
Net realized short-term gains, Class C	(8,222)	—	(98,311)		(29,718)
Net realized short-term gains, Class I	(17,766)	—	(160,323)		(56,898)
Net realized short-term gains, Class R6	(2)	—	(5)		—
Net realized long-term gains, Class A	(67,402)	—	(286,197)		(16,551)
Net realized long-term gains, Class B	(15)	—	—		—
Net realized long-term gains, Class C	(69,944)	—	(289,362)		(11,641)
Net realized long-term gains, Class I	(150,789)	—	(473,696)		(22,288)
Net realized long-term gains, Class R6	(13)	—	(15)		—

Decrease in net assets from distributions to shareholders	(322,091)	—	(1,410,045)		(200,828)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	(447,390)	(45,309)	(984,779)		(150,111)
Change in net assets from share transactions, Class B	(73)	(4)	—		—
Change in net assets from share transactions, Class C	(216,653)	240,321	(668,784)		508,692
Change in net assets from share transactions, Class I	(930,551)	588,058	(2,373,748)		917,705
Change in net assets from share transactions, Class R6	114	—	120		—

Increase (decrease) in net assets from share transactions	(1,594,553)	783,066	(4,027,191)		1,276,286

Net increase (decrease) in net assets	(2,100,262)	1,049,050	(6,012,240)		2,048,198

Net Assets
Beginning of fiscal year	2,718,194	1,669,144	7,873,516		5,825,318

End of fiscal year	$617,932	$2,718,194	$1,861,276		$7,873,516

Accumulated undistributed net investment income (loss) at end of fiscal year	$— (1)	$—	$(8,830)		$6,248

(1) Amount is less than $500.

See Notes to Financial Statements

54

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Global Equity Trend Fund		Herzfeld Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$(487)	$834	$929	$442
Net realized gain (loss)	(8,221)	15,899	218	546
Net change in unrealized appreciation (depreciation)	(10,115)	(3,898)	(4,845)	709

Increase (decrease) in net assets resulting from operations	(18,823)	12,835	(3,698)	1,697

From Distributions to Shareholders
Net investment income, Class A	(271)	(129)	(283)	(182)
Net investment income, Class C	—	—	(365)	(209)
Net investment income, Class I	(467)	(179)	(414)	(86)
Net realized short-term gains, Class A	(1,492)	(1,574)	(122)	(20)
Net realized short-term gains, Class C	(1,771)	(1,227)	(166)	(37)
Net realized short-term gains, Class I	(1,788)	(1,115)	(74)	(12)
Net realized long-term gains, Class A	(3,944)	(123)	(104)	(8)
Net realized long-term gains, Class C	(4,687)	(96)	(143)	(15)
Net realized long-term gains, Class I	(4,759)	(87)	(69)	(5)

Decrease in net assets from distributions to shareholders	(19,179)	(4,530)	(1,740)	(574)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	(45,890)	15,714	428	5,951
Change in net assets from share transactions, Class C	(36,615)	25,459	6,251	5,063
Change in net assets from share transactions, Class I	(70,130)	58,239	13,715	1,516

Increase (decrease) in net assets from share transactions	(152,635)	99,412	20,394	12,530

Net increase (decrease) in net assets	(190,637)	107,717	14,956	13,653

Net Assets
Beginning of fiscal year	247,534	139,817	23,277	9,624

End of fiscal year	$56,897	$247,534	$38,233	$23,277

Accumulated undistributed net investment income (loss) at end of fiscal year	$(698)	$526	$—	$6

See Notes to Financial Statements

55

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Multi-Asset Trend Fund		Sector Trend Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$(2,088)	$4,432	$1,801	$6,966
Net realized gain (loss)	(20,676)	56,144	94,402	79,066
Net change in unrealized appreciation (depreciation)	(21,205)	(18,719)	(139,165)	37,708

Increase (decrease) in net assets resulting from operations	(43,969)	41,857	(42,962)	123,740

From Distributions to Shareholders
Net investment income, Class A	(516)	(790)	(1,055)	(2,909)
Net investment income, Class C	—	—	(406)	(577)
Net investment income, Class I	(1,292)	(2,285)	(1,161)	(2,482)
Net realized short-term gains, Class A	(3,223)	(1,344)	(13,616)	(8,366)
Net realized short-term gains, Class C	(7,394)	(2,898)	(13,013)	(7,087)
Net realized short-term gains, Class I	(6,241)	(2,928)	(12,582)	(5,701)
Net realized long-term gains, Class A	(7,765)	(213)	(59,091)	(10,147)
Net realized long-term gains, Class C	(17,829)	(460)	(56,735)	(8,594)
Net realized long-term gains, Class I	(15,105)	(465)	(54,658)	(6,915)

Decrease in net assets from distributions to shareholders	(59,365)	(11,383)	(212,317)	(52,778)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	(68,771)	22,647	(72,892)	30,534
Change in net assets from share transactions, Class C	(146,112)	89,286	(2,219)	54,832
Change in net assets from share transactions, Class I	(206,162)	55,797	(62,196)	121,101

Increase (decrease) in net assets from share transactions	(421,045)	167,730	(137,307)	206,467

Net increase (decrease) in net assets	(524,379)	198,204	(392,586)	277,429

Net Assets
Beginning of fiscal year	792,344	594,140	925,878	648,449

End of fiscal year	$267,965	$792,344	$533,292	$925,878

Accumulated undistributed net investment income (loss) at end of fiscal year	$(2,581)	$1,359	$1,513	$2,325

See Notes to Financial Statements

56

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Capital Gains Distributions Received from Affiliated Funds(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Alternatives
Diversifier Fund
Class A
10/1/14 to 9/30/15	$11.31	0.19	0.09	(1.39)	(1.11)	(0.21)	—	(0.21)	(1.32)	$9.99	(10.02)%	$25,377	0.64%		0.64%	1.77%		46%
10/1/13 to 9/30/14	10.97	0.15	0.07	0.25	0.47	(0.13)	—	(0.13)	0.34	11.31	4.28	39,076	0.65		0.65	1.32		27
10/1/12 to 9/30/13	11.10	0.21	—	(0.13)	0.08	(0.21)	—	(0.21)	(0.13)	10.97	0.73	51,339	0.58	(7)	0.63	1.93		24
10/1/11 to 9/30/12	9.68	0.10	—	1.38	1.48	(0.06)	—	(0.06)	1.42	11.10	15.37	65,463	0.45		0.65	0.95		29
10/1/10 to 9/30/11(11)	10.05	0.21	0.07	(0.49)	(0.21)	(0.16)	—	(0.16)	(0.37)	9.68	(2.12)	79,103	0.45		0.65	1.96		18

Class C
10/1/14 to 9/30/15	$11.21	0.11	0.09	(1.39)	(1.19)	(0.12)	—	(0.12)	(1.31)	$9.90	(10.66)%	$25,637	1.39%		1.39%	1.02%		46%
10/1/13 to 9/30/14	10.83	0.07	0.07	0.25	0.39	(0.01)	—	(0.01)	0.38	11.21	3.47	38,005	1.40		1.40	0.58		27
10/1/12 to 9/30/13	10.93	0.13	—	(0.13)	—	(0.10)	—	(0.10)	(0.10)	10.83	(0.05)	44,850	1.33	(7)	1.38	1.22		24
10/1/11 to 9/30/12	9.55	0.02	—	1.36	1.38	—	—	—	1.38	10.93	14.45	57,336	1.20		1.40	0.20		29
10/1/10 to 9/30/11(11)	9.95	0.13	0.07	(0.48)	(0.28)	(0.12)	—	(0.12)	(0.40)	9.55	(2.82)	66,411	1.20		1.40	1.20		18

Class I
10/1/14 to 9/30/15	$11.30	0.22	0.09	(1.39)	(1.08)	(0.24)	—	(0.24)	(1.32)	$9.98	(9.77)%	$30,543	0.39%		0.39%	1.99%		46%
10/1/13 to 9/30/14	10.98	0.18	0.08	0.24	0.50	(0.18)	—	(0.18)	0.32	11.30	4.52	47,949	0.40		0.40	1.56		27
10/1/12 to 9/30/13	11.12	0.16	—	(0.05)	0.11	(0.25)	—	(0.25)	(0.14)	10.98	1.00	111,396	0.36	(7)	0.38	1.48		24
10/1/11 to 9/30/12	9.70	0.13	—	1.38	1.51	(0.09)	—	(0.09)	1.42	11.12	15.63	37,590	0.20		0.40	1.21		29
10/1/10 to 9/30/11(11)	10.06	0.23	0.06	(0.48)	(0.19)	(0.17)	—	(0.17)	(0.36)	9.70	(1.89)	36,495	0.20		0.39	2.16		18
Disciplined Equity
Style Fund
Class A
10/1/14 to 9/30/15	$13.13	(0.05)	—	0.21	0.16	—	(2.46)	(2.46)	(2.30)	$10.83	(0.01)%	$1,720	1.60%		3.21%	(0.45)%		408%
10/1/13 to 9/30/14	12.47	(0.07)	—	1.51	1.44	—	(0.78)	(0.78)	0.66	13.13	11.77	594	1.60		4.97	(0.56)		220
12/18/12(6) to 9/30/13	10.00	—	—	2.55	2.55	(0.08)	— (5)	(0.08)	2.47	12.47	25.75 (4)	326	1.60	(3)	7.63 (3)	0.02	(3)	447 (4)

Class C
10/1/14 to 9/30/15	$12.95	(0.14)	—	0.22	0.08	—	(2.46)	(2.46)	(2.38)	$10.57	(0.72)%	$1,484	2.35%		3.87%	(1.20)%		408%
10/1/13 to 9/30/14	12.40	(0.17)	—	1.50	1.33	—	(0.78)	(0.78)	0.55	12.95	10.91	300	2.35		5.76	(1.32)		220
12/18/12(6) to 9/30/13	10.00	(0.05)	—	2.53	2.48	(0.08)	— (5)	(0.08)	2.40	12.40	25.02 (4)	237	2.35	(3)	8.53 (3)	(0.51	)(3)	447 (4)

Class I
10/1/14 to 9/30/15	$13.19	(0.04)	—	0.22	0.18	—	(2.46)	(2.46)	(2.28)	$10.91	0.16%	$1,137	1.35%		3.18%	(0.29)%		408%
10/1/13 to 9/30/14	12.49	(0.04)	—	1.52	1.48	—	(0.78)	(0.78)	0.70	13.19	12.09	1,135	1.35		4.74	(0.33)		220
12/18/12(6) to 9/30/13	10.00	0.05	—	2.52	2.57	(0.08)	— (5)	(0.08)	2.49	12.49	25.96 (4)	1,012	1.35	(3)	7.87 (3)	0.59	(3)	447 (4)

The footnote legend is at the end of the Financial Highlights

See Notes to Financial Statements

57

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Disciplined Select
Bond Fund
Class A
10/1/14 to 9/30/15	$9.59	0.06	(0.27)	(0.21)	(0.06)	—	(0.06)	(0.27)	$9.32	(2.25)%		$499	1.40%		6.16%		0.67%		1,212%
10/1/13 to 9/30/14	9.44	0.19	0.15	0.34	(0.19)	—	(0.19)	0.15	9.59	3.59		108	1.40		7.28		2.02		1,126
12/18/12(6) to 9/30/13	10.00	0.11	(0.57)	(0.46)	(0.10)	—	(0.10)	(0.56)	9.44	(4.53	)(4)	157	1.40	(3)	9.27	(3)	1.46	(3)	401	(4)
Class C
10/1/14 to 9/30/15	$9.57	(0.02)	(0.27)	(0.29)	(0.02)	—	(0.02)	(0.31)	$9.26	(3.02)%		$202	2.15%		5.62%		(0.25)%		1,212%
10/1/13 to 9/30/14	9.44	0.11	0.15	0.26	(0.13)	—	(0.13)	0.13	9.57	2.73		140	2.15		8.57		1.19		1,126
12/18/12(6) to 9/30/13	10.00	0.05	(0.54)	(0.49)	(0.07)	—	(0.07)	(0.56)	9.44	(4.95	)(4)	114	2.15	(3)	10.14	(3)	0.70	(3)	401	(4)

Class I
10/1/14 to 9/30/15	$9.59	0.08	(0.27)	(0.19)	(0.07)	—	(0.07)	(0.26)	$9.33	(2.03)%		$778	1.15%		4.50%		0.86%		1,212%
10/1/13 to 9/30/14	9.45	0.21	0.14	0.35	(0.21)	—	(0.21)	0.14	9.59	3.75		794	1.15		7.35		2.22		1,126
12/18/12(6) to 9/30/13	10.00	0.13	(0.55)	(0.42)	(0.13)	—	(0.13)	(0.55)	9.45	(4.28	)(4)	766	1.15	(3)	9.18	(3)	1.71	(3)	401	(4)
Disciplined Select
Country Fund
Class A
10/1/14 to 9/30/15	$11.18	0.10	(1.13)	(1.03)	(0.25)	(0.60)	(0.85)	(1.88)	$9.30	(9.68)%		$247	1.70%		5.56%		0.96%		579%
10/1/13 to 9/30/14	11.34	0.25	(0.21)	0.04	(0.06)	(0.14)	(0.20)	(0.16)	11.18	0.29		299	1.70		6.45		2.09		217
12/18/12(6) to 9/30/13	10.00	0.03	1.31	1.34	—	—	—	1.34	11.34	13.40	(4)	171	1.70	(3)	8.97	(3)	0.38	(3)	115	(4)

Class C
10/1/14 to 9/30/15	$11.09	0.04	(1.13)	(1.09)	(0.17)	(0.60)	(0.77)	(1.86)	$9.23	(10.29)%		$151	2.45%		6.37%		0.41%		579%
10/1/13 to 9/30/14	11.28	0.11	(0.16)	(0.05)	—	(0.14)	(0.14)	(0.19)	11.09	(0.51)		156	2.45		7.16		0.94		217
12/18/12(6) to 9/30/13	10.00	(0.04)	1.32	1.28	—	—	—	1.28	11.28	12.80	(4)	113	2.45	(3)	9.87	(3)	(0.55	)(3)	115	(4)

Class I
10/1/14 to 9/30/15	$11.21	0.20	(1.20)	(1.00)	(0.28)	(0.60)	(0.88)	(1.88)	$9.33	(9.43)%		$842	1.45%		5.13%		1.90%		579%
10/1/13 to 9/30/14	11.37	0.19	(0.12)	0.07	(0.09)	(0.14)	(0.23)	(0.16)	11.21	0.48		987	1.45		6.17		1.65		217
12/18/12(6) to 9/30/13	10.00	0.04	1.33	1.37	—	—	—	1.37	11.37	13.70	(4)	909	1.45	(3)	8.87	(3)	0.46	(3)	115	(4)

The footnote legend is at the end of the Financial Highlights

See Notes to Financial Statements

58

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Tax Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Expenses (including dividends and interest on short sales after expense waivers and reimbursements) to Average Net Assets(8)		Ratio of Expenses (including dividends and interest on short sales before expense waivers and reimburse ments) to Average Net Assets(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Dynamic Trend
Fund
Class A
10/1/14 to 9/30/15	$13.29	(0.06)	(1.27)	(1.33)	—	(1.86)	—	(1.86)	(3.19)	$10.10	(11.02)%		$151,867	1.42	%(9)	1.42	%(9)	(0.49)%		687%
10/1/13 to 9/30/14	11.73	(0.03)	1.59	1.56	—	—	—	—	1.56	13.29	13.30		721,407	2.68	(9)	2.68	(9)	(0.23)		233
10/1/12 to 9/30/13	9.90	0.03	1.87	1.90	(0.04)	—	(0.03)	(0.07)	1.83	11.73	19.32		660,921	2.73	(7)(9)	2.83	(9)	0.27		137
10/1/11 to 9/30/12	9.09	0.08	0.73	0.81	—	—	—	—	0.81	9.90	8.91		109,724	2.78	(9)	3.06	(9)	0.86		165
10/1/10 to 9/30/11	10.57	(0.28)	(0.91)	(1.19)	—	(0.29)	—	(0.29)	(1.48)	9.09	(11.59)		6,615	4.35		4.65		(2.79)		186

Class B
10/1/14 to 9/30/15	$12.30	(0.11)	(1.18)	(1.29)	—	(1.86)	—	(1.86)	(3.15)	$9.15	(11.76)%		$44	2.02	%(9)	2.02	%(9)	(1.10)%		687%
10/1/13 to 9/30/14	10.94	(0.12)	1.48	1.36	—	—	—	—	1.36	12.30	12.43		144	3.44	(9)	3.44	(9)	(0.99)		233
10/1/12 to 9/30/13	9.24	(0.07)	1.77	1.70	—	—	—	—	1.70	10.94	18.40		130	3.41	(7)(9)	3.52	(9)	(0.71)		137
10/1/11 to 9/30/12	8.54	(0.19)	0.89	0.70	—	—	—	—	0.70	9.24	8.20		150	4.23	(9)	4.81	(9)	(2.19)		165
10/1/10 to 9/30/11	10.04	(0.33)	(0.88)	(1.21)	—	(0.29)	—	(0.29)	(1.50)	8.54	(12.42)		260	5.02		5.32		(3.49)		186

Class C
10/1/14 to 9/30/15	$12.24	(0.10)	(1.19)	(1.29)	—	(1.86)	—	(1.86)	(3.15)	$9.09	(11.73)%		$206,159	2.02	%(9)	2.02	%(9)	(1.02)%		687%
10/1/13 to 9/30/14	10.88	(0.11)	1.47	1.36	—	—	—	—	1.36	12.24	12.50		546,986	3.44	(9)	3.44	(9)	(0.87)		233
10/1/12 to 9/30/13	9.21	(0.04)	1.74	1.70	—	—	(0.03)	(0.03)	1.67	10.88	18.48		263,722	3.52	(7)(9)	3.62	(9)	(0.38)		137
10/1/11 to 9/30/12	8.52	0.01	0.68	0.69	—	—	—	—	0.69	9.21	8.10		27,123	3.61	(9)	3.91	(9)	0.12		165
10/1/10 to 9/30/11	10.00	(0.33)	(0.86)	(1.19)	—	(0.29)	—	(0.29)	(1.48)	8.52	(12.26)		2,330	5.07		5.38		(3.50)		186

Class I
10/1/14 to 9/30/15	$13.45	(0.03)	(1.29)	(1.32)	—	(1.86)	—	(1.86)	(3.18)	$10.27	(10.86)%		$259,770	1.24	%(9)	1.24	%(9)	(0.30)%		687%
10/1/13 to 9/30/14	11.84	0.01	1.60	1.61	—	—	—	—	1.61	13.45	13.60		1,449,657	2.43	(9)	2.43	(9)	0.11		233
10/1/12 to 9/30/13	9.98	0.06	1.89	1.95	(0.06)	—	(0.03)	(0.09)	1.86	11.84	19.67		744,371	2.49	(7)(9)	2.59	(9)	0.50		137
10/1/11 to 9/30/12	9.12	0.05	0.81	0.86	—	—	—	—	0.86	9.98	9.43		112,349	2.78	(9)	3.06	(9)	0.49		165
10/1/10 to 9/30/11	10.58	(0.25)	(0.92)	(1.17)	—	(0.29)	—	(0.29)	(1.46)	9.12	(11.47)		27,976	4.03		4.33		(2.48)		186

Class R6
11/14/14(6) to 9/30/15	$13.00	0.06	(0.92)	(0.86)	—	(1.86)	—	(1.86)	(2.72)	$10.28	(7.69	)%(4)	$92	0.52	%(3)(9)	0.52	%(3)(9)	0.58	%(3)	687%

The footnote legend is at the end of the Financial Highlights

See Notes to Financial Statements

59

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (In thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Equity Trend
Fund
Class A
10/1/14 to 9/30/15	$17.39	(0.03)	(1.79)	(1.82)	(0.01)	(3.42)	(3.43)	(5.25)	$12.14	(12.79)%		$520,337	1.60	%(12)	1.60%		(0.22)%		674%
10/1/13 to 9/30/14	15.52	0.06	2.29	2.35	(0.04)	(0.44)	(0.48)	1.87	17.39	15.31		2,044,955	1.61	(12)	1.61		0.36		227
10/1/12 to 9/30/13	13.43	0.11	2.09	2.20	(0.11)	—	(0.11)	2.09	15.52	16.50		1,937,456	1.62	(12)	1.62		0.75		140
10/1/11 to 9/30/12	11.69	0.10	1.73	1.83	(0.09)	—	(0.09)	1.74	13.43	15.74		1,323,109	1.64		1.64		0.80		297
10/1/10 to 9/30/11	11.17	0.10	0.52	0.62	(0.08)	(0.02)	(0.10)	0.52	11.69	5.47		958,603	1.67	(10)	1.67		0.80		247

Class C
10/1/14 to 9/30/15	$17.16	(0.13)	(1.76)	(1.89)	—	(3.40)	(3.40)	(5.29)	$11.87	(13.45)%		$746,390	2.36	%(12)	2.36%		(0.97)%		674%
10/1/13 to 9/30/14	15.39	(0.06)	2.27	2.21	—	(0.44)	(0.44)	1.77	17.16	14.48		1,988,290	2.36	(12)	2.36		(0.38)		227
10/1/12 to 9/30/13	13.34	—	2.07	2.07	(0.02)	—	(0.02)	2.05	15.39	15.55		1,307,857	2.37	(12)	2.37		0.02		140
10/1/11 to 9/30/12	11.62	0.01	1.72	1.73	(0.01)	—	(0.01)	1.72	13.34	14.91		767,602	2.38		2.39		0.09		297
10/1/10 to 9/30/11	11.15	0.02	0.51	0.53	(0.04)	(0.02)	(0.06)	0.47	11.62	4.68		457,630	2.38	(10)	2.42		0.13		247

Class I
10/1/14 to 9/30/15	$17.42	0.01	(1.80)	(1.79)	(0.02)	(3.42)	(3.44)	(5.23)	$12.19	(12.57)%		$594,460	1.35	%(12)	1.35%		0.04%		674%
10/1/13 to 9/30/14	15.54	0.10	2.30	2.40	(0.08)	(0.44)	(0.52)	1.88	17.42	15.61		3,840,271	1.36	(12)	1.36		0.62		227
10/1/12 to 9/30/13	13.45	0.15	2.08	2.23	(0.14)	—	(0.14)	2.09	15.54	16.75		2,580,005	1.37	(12)	1.37		1.02		140
10/1/11 to 9/30/12	11.71	0.14	1.72	1.86	(0.12)	—	(0.12)	1.74	13.45	15.98		1,479,042	1.39		1.39		1.10		297
10/1/10 to 9/30/11	11.17	0.14	0.52	0.66	(0.10)	(0.02)	(0.12)	0.54	11.71	5.78		754,415	1.42	(10)	1.42		1.09		247

Class R6
11/12/14(6) to 9/30/15	$17.20	0.01	(1.57)	(1.56)	(0.02)	(3.42)	(3.44)	(5.00)	$12.20	(11.39	)%(4)	$89	1.28	%(3)(12)	1.28	%(3)	0.10	%(3)	674%
Global Equity
Trend Fund
Class A
10/1/14 to 9/30/15	$12.42	(0.03)	(1.48)	(1.51)	(0.07)	(1.08)	(1.15)	(2.66)	$9.76	(13.21)%		$18,523	1.68	%(12)	1.68%		(0.23)%		614%
10/1/13 to 9/30/14	11.76	0.07	0.91	0.98	(0.02)	(0.30)	(0.32)	0.66	12.42	8.43		75,879	1.66	(10)	1.65		0.55		205
10/1/12 to 9/30/13	10.56	0.04	1.26	1.30	(0.06)	(0.04)	(0.10)	1.20	11.76	12.32		56,689	1.75	(10)	1.71		0.33		194
10/1/11 to 9/30/12	9.42	0.08	1.12	1.20	(0.06)	—	(0.06)	1.14	10.56	12.75		27,699	1.75		1.78		0.83		258
3/15/11(6) to 9/30/11	10.00	0.07	(0.63)	(0.56)	(0.02)	—	(0.02)	(0.58)	9.42	(5.62	)(4)	5,467	1.75	(3)	2.88	(3)	1.23	(3)	199 (4)

Class C
10/1/14 to 9/30/15	$12.24	(0.09)	(1.48)	(1.57)	—	(1.08)	(1.08)	(2.65)	$9.59	(13.88)%		$22,376	2.41	%(12)	2.43%		(0.87)%		614%
10/1/13 to 9/30/14	11.64	(0.02)	0.92	0.90	—	(0.30)	(0.30)	0.60	12.24	7.69		72,013	2.37	(10)	2.40		(0.17)		205
10/1/12 to 9/30/13	10.50	(0.05)	1.25	1.20	(0.02)	(0.04)	(0.06)	1.14	11.64	11.52		44,239	2.48	(10)	2.46		(0.42)		194
10/1/11 to 9/30/12	9.40	— (5)	1.12	1.12	(0.02)	—	(0.02)	1.10	10.50	12.04		21,051	2.50		2.53		0.01		258
3/15/11(6) to 9/30/11	10.00	0.01	(0.61)	(0.60)	— (5)	—	—	(0.60)	9.40	(6.09	)(4)	4,885	2.50	(3)	3.81	(3)	0.17	(3)	199 (4)

Class I
10/1/14 to 9/30/15	$12.47	— (5)	(1.50)	(1.50)	(0.10)	(1.08)	(1.18)	(2.68)	$9.79	(13.06)%		$15,998	1.43	%(12)	1.43%		0.01%		614%
10/1/13 to 9/30/14	11.80	0.10	0.92	1.02	(0.05)	(0.30)	(0.35)	0.67	12.47	8.68		99,642	1.44	(10)	1.41		0.80		205
10/1/12 to 9/30/13	10.58	0.07	1.25	1.32	(0.06)	(0.04)	(0.10)	1.22	11.80	12.59		38,889	1.50	(10)	1.46		0.58		194
10/1/11 to 9/30/12	9.42	0.09	1.14	1.23	(0.07)	—	(0.07)	1.16	10.58	13.15		19,112	1.50		1.52		0.90		258
3/15/11(6) to 9/30/11	10.00	0.07	(0.63)	(0.56)	(0.02)	—	(0.02)	(0.58)	9.42	(5.59	)(4)	9,565	1.50	(3)	2.85	(3)	1.37	(3)	199 (4)

The footnote legend is at the end of the Financial Highlights

See Notes to Financial Statements

60

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (In thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Herzfeld Fund
Class A
10/1/14 to 9/30/15	$11.37	0.35	(1.12)	(0.77)	(0.37)	(0.32)	(0.69)	(1.46)	$9.91	(7.17)%		$8,324	1.60%		1.73%		3.20%	57%
10/1/13 to 9/30/14	10.45	0.34	1.02	1.36	(0.36)	(0.08)	(0.44)	0.92	11.37	13.21		9,212	1.60		1.93		3.04	53
10/1/12 to 9/30/13	10.21	0.33	0.18	0.51	(0.26)	(0.01)	(0.27)	0.24	10.45	5.10		2,917	1.60		2.60		3.13	22
9/5/12(6) to 9/30/12	10.00	0.04	0.17	0.21	—	—	—	0.21	10.21	2.10	(4)	105	1.60	(3)	37.91	(3)	5.93	3	(4)

Class C
10/1/14 to 9/30/15	$11.34	0.26	(1.11)	(0.85)	(0.30)	(0.32)	(0.62)	(1.47)	$9.87	(7.94)%		$14,761	2.35%		2.48%		2.39%	57%
10/1/13 to 9/30/14	10.43	0.26	1.01	1.27	(0.28)	(0.08)	(0.36)	0.91	11.34	12.34		10,624	2.35		2.70		2.35	53
10/1/12 to 9/30/13	10.21	0.25	0.19	0.44	(0.21)	(0.01)	(0.22)	0.22	10.43	4.36		4,942	2.35		3.25		2.40	22
9/5/12(6) to 9/30/12	10.00	0.03	0.18	0.21	—	—	—	0.21	10.21	2.10	(4)	102	2.35	(3)	38.62	(3)	5.21	3	(4)

Class I
10/1/14 to 9/30/15	$11.39	0.37	(1.12)	(0.75)	(0.40)	(0.32)	(0.72)	(1.47)	$9.92	(7.01)%		$15,148	1.35%		1.47%		3.39%	57%
10/1/13 to 9/30/14	10.46	0.38	1.01	1.39	(0.38)	(0.08)	(0.46)	0.93	11.39	13.54		3,441	1.35		1.71		3.40	53
10/1/12 to 9/30/13	10.21	0.09	0.46	0.55	(0.29)	(0.01)	(0.30)	0.25	10.46	5.41		1,765	1.35		3.71		0.86	22
9/5/12(6) to 9/30/12	10.00	0.03	0.18	0.21	—	—	—	0.21	10.21	2.10	(4)	1,017	1.35	(3)	38.61	(3)	4.39	3	(4)
Multi-Asset Trend
Fund
Class A
10/1/14 to 9/30/15	$11.85	(0.02)	(0.92)	(0.94)	(0.04)	(0.93)	(0.97)	(1.91)	$9.94	(8.58)%		$55,214	1.62	%(12)	1.62%		(0.15)%	519%
10/1/13 to 9/30/14	11.28	0.10	0.69	0.79	(0.07)	(0.15)	(0.22)	0.57	11.85	6.97		143,765	1.62	(12)	1.62	(12)	0.83	337
10/1/12 to 9/30/13	10.67	0.06	0.62	0.68	(0.05)	(0.02)	(0.07)	0.61	11.28	6.39		114,697	1.64	(12)	1.64	(12)	0.51	275
10/1/11 to 9/30/12	9.69	0.09	0.98	1.07	(0.09)	—	(0.09)	0.98	10.67	11.08		66,122	1.73		1.70		0.84	211
3/15/11(6) to 9/30/11	10.00	0.07	(0.38)	(0.31)	—	—	—	(0.31)	9.69	(3.10	)(4)	12,232	1.75	(3)	2.17	(3)	1.35 (3)	153	(4)

Class C
10/1/14 to 9/30/15	$11.73	(0.09)	(0.91)	(1.00)	—	(0.93)	(0.93)	(1.93)	$9.80	(9.23)%		$139,223	2.36	%(12)	2.37%		(0.89)%	519%
10/1/13 to 9/30/14	11.19	0.01	0.68	0.69	—	(0.15)	(0.15)	0.54	11.73	6.15		331,980	2.35	(12)	2.37	(12)	0.09	337
10/1/12 to 9/30/13	10.60	(0.02)	0.63	0.61	—	(0.02)	(0.02)	0.59	11.19	5.71		230,459	2.37	(12)	2.39	(12)	(0.23)	275
10/1/11 to 9/30/12	9.66	0.02	0.96	0.98	(0.04)	—	(0.04)	0.94	10.60	10.13		131,330	2.45		2.45		0.16	211
3/15/11(6) to 9/30/11	10.00	0.02	(0.36)	(0.34)	—	—	—	(0.34)	9.66	(3.40	)(4)	32,390	2.50	(3)	2.85	(3)	0.43 (3)	153	(4)

Class I
10/1/14 to 9/30/15	$11.88	0.01	(0.91)	(0.90)	(0.06)	(0.93)	(0.99)	(1.89)	$9.99	(8.36)%		$73,528	1.36	%(12)	1.36%		0.11%	519%
10/1/13 to 9/30/14	11.31	0.13	0.69	0.82	(0.10)	(0.15)	(0.25)	0.57	11.88	7.20		316,599	1.37	(12)	1.37	(12)	1.06	337
10/1/12 to 9/30/13	10.69	0.08	0.63	0.71	(0.07)	(0.02)	(0.09)	0.62	11.31	6.70		248,984	1.39	(12)	1.39	(12)	0.74	275
10/1/11 to 9/30/12	9.71	0.12	0.96	1.08	(0.10)	—	(0.10)	0.98	10.69	11.24		146,634	1.49		1.46		1.17	211
3/15/11(6) to 9/30/11	10.00	0.10	(0.39)	(0.29)	—	—	—	(0.29)	9.71	(2.90	)(4)	19,131	1.50	(3)	2.01	(3)	1.82 (3)	153	(4)

The footnote legend is at the end of the Financial Highlights

See Notes to Financial Statements

61

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Sector Trend Fund
Class A
10/1/14 to 9/30/15	$15.21	0.05	(0.71)	(0.66)	(0.05)	(3.50)	(3.55)	(4.21)	$11.00	(6.19)%	$156,759	0.98%	0.98%	0.39%	576%
10/1/13 to 9/30/14	13.87	0.15	2.25	2.40	(0.13)	(0.93)	(1.06)	1.34	15.21	17.81	316,571	0.98	0.98	1.02	129
10/1/12 to 9/30/13	12.15	0.17	2.11	2.28	(0.17)	(0.39)	(0.56)	1.72	13.87	19.63	257,492	1.00	1.00	1.29	123
10/1/11 to 9/30/12	10.67	0.14	1.68	1.82	(0.12)	(0.22)	(0.34)	1.48	12.15	17.51	199,268	1.02	1.02	1.22	190
10/1/10 to 9/30/11	10.18	0.11	0.54	0.65	(0.16)	—	(0.16)	0.49	10.67	6.20	184,613	1.04	1.04	0.97	134

Class C
10/1/14 to 9/30/15	$15.02	(0.04)	(0.69)	(0.73)	(0.02)	(3.51)	(3.53)	(4.26)	$10.76	(6.86)%	$206,556	1.74%	1.74%	(0.34)%	576%
10/1/13 to 9/30/14	13.73	0.04	2.21	2.25	(0.03)	(0.93)	(0.96)	1.29	15.02	16.89	296,160	1.73	1.73	0.28	129
10/1/12 to 9/30/13	12.03	0.07	2.10	2.17	(0.08)	(0.39)	(0.47)	1.70	13.73	18.80	217,861	1.74	1.75	0.57	123
10/1/11 to 9/30/12	10.56	0.06	1.67	1.73	(0.04)	(0.22)	(0.26)	1.47	12.03	16.60	157,461	1.75	1.77	0.53	190
10/1/10 to 9/30/11	10.09	0.04	0.52	0.56	(0.09)	—	(0.09)	0.47	10.56	5.49	144,813	1.71	1.79	0.33	134

Class I
10/1/14 to 9/30/15	$15.21	0.08	(0.71)	(0.63)	(0.05)	(3.51)	(3.56)	(4.19)	$11.02	(5.90)%	$169,977	0.73%	0.73%	0.65%	576%
10/1/13 to 9/30/14	13.87	0.19	2.25	2.44	(0.17)	(0.93)	(1.10)	1.34	15.21	18.08	313,147	0.73	0.73	1.29	129
10/1/12 to 9/30/13	12.15	0.20	2.11	2.31	(0.20)	(0.39)	(0.59)	1.72	13.87	19.92	173,096	0.75	0.75	1.56	123
10/1/11 to 9/30/12	10.67	0.17	1.68	1.85	(0.15)	(0.22)	(0.37)	1.48	12.15	17.71	122,198	0.77	0.77	1.53	190
10/1/10 to 9/30/11	10.18	0.14	0.54	0.68	(0.19)	—	(0.19)	0.49	10.67	6.56	85,585	0.82	0.82	1.26	134
Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005.
(6)	Inception date.
(7)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(8)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(9)	The effect of interest expense due to leverage, as well as dividends and interest expense on securities sold short, increased the expense ratio by the following:

10/1/14 to 9/30/15	0.52%
10/1/13 to 9/30/14	0.45%

10/1/12 to 9/30/13	0.38%
10/1/11 to 9/30/12	0.63%

If interest and dividends were excluded the ratio would be lower.
(10)	See Note 3C in the Notes to Financial Statements for information on recapture of expense previously waived.
(11)	Effective December 1, 2010, the Adviser has discontinued charging an advisory fee.
(12)	The Fund is currently under its expense limitation.

See Notes to Financial Statements

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NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

Note	1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 32 funds of the Trust are offered for sale, of which ten (each a “Fund”) are reported in this annual report.

The Fund’s investment objective is outlined in each Fund’s Summary Page

There is no guarantee that a Fund will achieve its objective.

All of the Funds offer Class A shares, Class C shares, and Class I shares. The Dynamic Trend and Equity Trend Funds now offer Class R6 shares. Class B shares are no longer available for purchase by new or existing shareholders, except for existing shareholders through Qualifying Transactions. For information regarding Qualifying Transactions, refer to the prospectus. Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were generally sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC. Class R6 shares are only available to participants in employer-sponsored retirement plans, such as 401(k) plans, profit sharing plans, defined benefit plans and other employer directed plans. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each Class bears different distribution and/or service fees under a Board-approved Rule 12b-1 and/or shareholder servicing plan (“12b-1 plan”) and has exclusive voting rights with respect to such plans. Class I shares and Class R6 shares are not subject to a 12b-1 plan. Income and other expenses as well as realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

Note	2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the

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SEPTEMBER 30, 2015

U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2015 the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2012 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by a fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a fund bears directly, the shareholders of a fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

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SEPTEMBER 30, 2015

G.	Short Sales

($ reported in thousands)

Certain Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, a Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Dynamic Trend Fund may receive rebate income or be charged a fee on borrowed securities which is under “Interest Expense on short sales” on the Statements of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

H.	Securities Lending

Certain Funds may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of agreement, a Fund doing so is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

For the period October 1, 2014 to May 10, 2015, the Dynamic Trend Fund loaned securities through an agreement with JP Morgan Clearing Corp. (“JPMCC”). Under the terms of agreement, the Fund loaned directly to JPMCC and in doing was required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral is received in cash which is invested in additional portfolio securities of the Fund. The Fund paid a fee based on the one-week London Interbank Offering Rate (LIBOR) plus a negotiated spread. For the period ended September 30, 2015, the cost incurred by the Fund is $605 and is disclosed as “Interest Expense” on the Statement of Operations. Effective May 11, 2015, in conjunction with the name and strategy change of this fund, the Fund no longer utilizes securities lending.

At September 30, 2015, none of the Funds had securities on loan.

Note	3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Trust. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets (except as otherwise noted) of the following Funds:

	First $2 Billion	$2+ Billion through $4 Billion	$4 + Billion
Disciplined Equity Style Fund	1.00%	0.95%	0.90%
Disciplined Select Bond Fund	0.80	0.75	0.70
Disciplined Select Country Fund	1.10	1.05	1.00
Global Equity Trend Fund	1.00	0.95	0.90
Multi-Asset Trend Fund	1.00	0.95	0.90

	First $1 Billion	$1+ Billion
Dynamic Trend Fund*	1.50%	1.40%
Herzfeld Fund	1.00	0.95
Sector Trend Fund	0.45	0.40

	First $10 Billion	$10+ Billion
Equity Trend Fund	1.00%	0.95%

Alternatives Diversifier Fund – the Adviser has discontinued charging an advisory fee.

*	The advisory fee is calculated based on the average daily managed assets (“managed assets” means the total assets of the Fund including any assets attributable to borrowings, minus the Fund’s accrued liabilities other than such borrowings). Beginning February 6, 2013, the advisory fee for this Fund became subject to a performance adjustment, which may increase or decrease the advisory fee based upon how well the Fund has performed relative to the S&P 500® Index (“Index”). The fee rate is adjusted by adding or subtracting 0.10% for each 1.00% of absolute performance by which the Fund’s performance exceeds or lags that of the Index. The maximum performance adjustment may be plus or minus 1.00%. Performance is measured for purposes of the performance adjustment over the most recent 36-month period or such shorter period (but not less than 12 months) if the performance fee has been in effect for less than 36 months. For the period ended September 30, 2015 there was a $(16,501) of additional advisory fee expense/(income) related to the performance fee adjustment. Such performance adjustment is included in the Investment Advisory Fees in the Statement of Operations.

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SEPTEMBER 30, 2015

B.	Subadvisers

The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Fund(s) they serve is as follows:

Fund	Subadviser(s)	Fund	Subadviser(s)
Alternatives Diversifier Fund	Euclid(1)	Equity Trend Fund(5)	Euclid(1)
Disciplined Equity Style Fund	Newfound(2)	Global Equity Trend Fund(5)	Euclid(1)
Disciplined Select Bond Fund	Newfound(2)	Herzfeld Fund	Herzfeld(3)
Disciplined Select Country Fund	Newfound(2)	Multi-Asset Trend Fund(5)	Euclid(1)
Dynamic Trend Fund(4)	Euclid(1)	Sector Trend Fund(5)	Euclid(1)

(1)	Euclid Advisors LLC, an indirect wholly-owned subsidiary of Virtus.
(2)	Newfound Investments, LLC, an indirect wholly-owned subsidiary of Virtus.
(3)	Thomas J. Herzfeld Advisors, Inc.
(4)	For the period of October 1, 2014, to May 10, 2015, F-Squared Alternative Advisors, LLC served as the limited services subadviser.
(5)	For the period of October 1, 2014, to May 10, 2015, F-Squared Institutional Advisors, LLC served as the limited services subadviser.

C.	Expense Limits and Fee Waivers

Effective September 1, 2015, the Adviser has contractually agreed to limit certain Funds’ total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any), so that such expenses do not exceed the percentages of the Fund’s average daily net asset values as listed below through January 31, 2017. For the period of October 1, 2014 through August 31, 2015, the waiver was voluntary.

	Class A	Class C	Class I	Class R6
Disciplined Equity Style Fund	1.60%	2.35%	1.35%	—%
Disciplined Select Bond Fund	1.40	2.15	1.15	—
Disciplined Select Country Fund	1.70	2.45	1.45	—
Equity Trend Fund†	1.70	2.45	1.45	1.38
Global Equity Trend Fund†	1.75	2.50	1.50	—
Herzfeld Fund	1.60	2.35	1.35	—
Multi-Asset Trend Fund†	1.75	2.50	1.50	—

†	expenses are currently below the cap level.

D.	Expense Recapture

For certain Funds the Adviser may recapture operating expenses waived or reimbursed under these arrangements, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured as follows:

	Fiscal Year Ended
	2016	2017	2018	Total
Alternatives Diversifier Fund	$75	$—	$—	$75
Disciplined Equity Style Fund	64	64	57	185
Disciplined Select Bond Fund	64	65	58	187
Disciplined Select Country Fund	64	64	58	186
Dynamic Trend Fund	794	—	—	794
Herzfeld Fund	68	56	40	164

E.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year (the “period”) ended September 30, 2015, it retained net commissions of $262 of Class A shares and deferred sales charges of $264, $(3) and $1,275 for Class A shares, Class B shares and Class C shares respectively.

In addition, each Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25%(1) for Class A shares and 1.00%(1)(2) for Class B shares and Class C shares. Class I shares and Class R6 shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

(1)	The Funds invest in ETFs. In addition to the fees listed the Funds bear their proportionate shares of any distribution and shareholder servicing fees of the ETFs.
(2)	The Funds’ distributor has contractually agreed to waive its 12b-1 fees applicable to Class C shares to the extent that the Funds’ investments in underlying ETFs with their own 12b-1 fees would otherwise cause the total 12b-1 fees paid directly or indirectly by the Fund to exceed the limits set forth in applicable law or regulation.
(3)	Amount is less than $500.

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SEPTEMBER 30, 2015

F.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent of the Trust.

For the period ended September 30, 2015, the Funds incurred administration fees from the Trust totaling $7,152 which are included in the Statements of Operations.

For the period ended September 30, 2015, the Funds incurred transfer agent fees from the Trust totaling $8,951 which are included in the Statements of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

G.	Affiliated Shareholders

At September 30, 2015, Virtus and its affiliates held shares of certain Funds which may be redeemed at any time that aggregated the following:

	Shares	Aggregate Net Asset Value
Disciplined Equity Style Fund
Class A	12,976	$141
Class C	13,024	138
Class I	103,698	1,131
Disciplined Select Bond Fund
Class A	10,373	97
Class C	10,226	95
Class I	83,424	778
Disciplined Select Country Fund
Class A	11,045	103
Class C	10,908	101
Class I	88,728	828
Dynamic Trend Fund
Class R6	8,980	92
Equity Trend Fund
Class R6	7,263	89
Herzfeld Fund
Class A	11,379	113
Class C	11,165	110
Class I	91,635	909

H.	Investments in Affiliates

A summary of the Alternatives Diversifier Fund’s total long-term and short-term purchases and sales of the Class I shares of the affiliated underlying funds(1) during the period ended September 30, 2015 is as follows:

	Value, beginning of period	Purchases(2)	Sales Proceeds
Virtus Global Commodities Stock Fund	$14,721	$400	$13,353
Virtus Global Infrastructure Fund	24,548	3,742	10,570
Virtus Global Real Estate Securities Fund	10,582	317	3,930
Virtus International Real Estate Securities Fund	13,051	2,921	7,700
Virtus Real Estate Securities Fund	13,261	3,658	10,905
Virtus Senior Floating Rate Fund	11,606	4,401	3,380

	$87,769	$15,439	$49,838

	Value, end of period	Dividend Income	Distributions of Realized Gains
Virtus Global Commodities Stock Fund	$—	$—	$—
Virtus Global Infrastructure Fund	15,334	636	224
Virtus Global Real Estate Securities Fund	7,542	280	37
Virtus International Real Estate Securities Fund	7,707	821	—
Virtus Real Estate Securities Fund	7,189	138	619
Virtus Senior Floating Rate Fund	12,164	535	31

	$49,936	$2,410	$911

(1)	The Alternatives Diversifier Fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Fund within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At September 30, 2015, the Fund was the owner of record of approximately, 19% of Virtus International Real Estate Securities Fund, 10% of Virtus Global Infrastructure Fund, and 10% of Virtus Global Real Estate Securities Fund.
(2)	Includes reinvested dividends from income and capital gain distributions.

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SEPTEMBER 30, 2015

I.	Payment from Affiliate

During the period the Adviser reimbursed certain funds for losses. These amounts are included in payments by affiliate in the Statements of Operations. These payments by affiliates resulted in an increase in total return of 1.47% and 0.19% for the Disciplined Select Bond Fund and Disciplined Select Country Fund, respectively.

Note	4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term securities) during the period ended September 30, 2015, were as follows:

	Purchases	Sales
Alternatives Diversifier Fund	$50,084	$80,147
Disciplined Equity Style Fund	16,304	13,753
Disciplined Select Bond Fund	18,150	17,640
Disciplined Select Country Fund	8,440	8,410
Dynamic Trend Fund	7,100,895	10,064,947
Equity Trend Fund	19,827,069	26,235,829
Global Equity Trend Fund	568,348	772,829
Herzfeld Fund	39,918	16,146
Multi-Asset Fund	1,868,394	2,397,840
Sector Trend Fund	2,649,366	3,423,318

	Buy Cover	Short Sales
Dynamic Trend Fund	$1,642,219	$1,414,014

Note	5. Borrowings

($ reported in thousands)

On July 2, 2015, the Funds and other affiliated Funds entered into a $50,000 secured Line of Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Funds to borrow cash from the Bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth of each Fund’s total net assets in accordance with the Agreement. Interest is charged at the higher of the LIBOR (London Interbank Offered Rate) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

The Funds had no outstanding borrowings at any time during the period ended September 30, 2015.

68

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Note	6. Capital Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Alternatives Diversifier Fund				Disciplined Equity Style Fund
	Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2015		Year Ended September 30, 2014
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES		AMOUNT

Class A
Sale of shares	240	$2,652	686	$7,882	151	$1,829	27		$345
Reinvestment of distributions	55	607	44	492	10	117	2		22
Shares repurchased	(1,209)	(13,179)	(1,956)	(22,483)	(47)	(574)	(10)		(125)

Net Increase / (Decrease)	(914)	$(9,920)	(1,226)	$(14,109)	114	$1,372	19		$242

Class C
Sale of shares	75	$825	211	$2,411	140	$1,670	3		$37
Reinvestment of distributions	28	309	1	16	7	83	1		15
Shares repurchased	(904)	(9,720)	(963)	(10,741)	(30)	(356)	—	(1)	(1)

Net Increase / (Decrease)	(801)	$(8,586)	(751)	$(8,314)	117	$1,397	4		$51

Class I
Sale of shares	1,229	$13,567	3,719	$42,297	—	$—	—		$—
Reinvestment of distributions	62	681	43	491	18	212	5		63
Shares repurchased	(2,472)	(26,891)	(9,667)	(109,385)	—	—	—		—

Net Increase / (Decrease)	(1,181)	$(12,643)	(5,905)	$(66,597)	18	$212	5		$63

	Disciplined Select Bond Fund						Disciplined Select Country Fund
	Year Ended September 30, 2015			Year Ended September 30, 2014			Year Ended September 30, 2015		Year Ended September 30, 2014
	SHARES		AMOUNT	SHARES		AMOUNT	SHARES	AMOUNT	SHARES		AMOUNT

Class A
Sale of shares	63		$614	—	(1)	$5	7	$75	18		$207
Reinvestment of distributions	—	(1)	3	—	(1)	3	2	23	—	(1)	4
Shares repurchased	(21)		(199)	(6)		(61)	(10)	(100)	(6)		(72)

Net Increase / (Decrease)	42		$418	(6)		$(53)	(1)	$(2)	12		$139

Class C
Sale of shares	12		$119	2		$23	7	$78	4		$45
Reinvestment of distributions	—	(1)	— (2)	—	(1)	2	1	11	—	(1)	1
Shares repurchased	(5)		(50)	—		—	(6)	(60)	—		—

Net Increase / (Decrease)	7		$69	2		$25	2	$29	4		$46

Class I
Sale of shares	—		$—	—		$—	94	$1,052	6		$77
Reinvestment of distributions	1		6	2		17	8	78	2		18
Shares repurchased	—		—	—		—	(100)	(1,092)	—		—

Net Increase / (Decrease)	1		$6	2		$17	2	$38	8		$95

(1)	Amount is less than 500.
(2)	Amount is less than $500.

69

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

	Dynamic Trend Fund				Equity Trend Fund
	Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2015		Year Ended September 30, 2014
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	4,968	$55,975	36,001	$459,530	14,875	$216,781	54,862	$915,782
Reinvestment of distributions	6,511	71,488	—	—	26,015	358,962	3,699	61,192
Shares repurchased	(50,713)	(574,853)	(38,073)	(504,839)	(115,604)	(1,560,522)	(65,809)	(1,127,085)

Net Increase / (Decrease)	(39,234)	$(447,390)	(2,072)	$(45,309)	(74,714)	$(984,779)	(7,248)	$(150,111)

Class B
Sale of shares	1	$12	4	$42	—	$—	—	$—
Reinvestment of distributions	— (1)	5	—	—	—	—	—	—
Shares repurchased	(9)	(90)	(4)	(46)	—	—	—	—

Net Increase / (Decrease)	(8)	$(73)	— (1)	$(4)	—	$—	—	$—

Class C
Sale of shares	5,928	$60,205	24,796	$292,883	16,872	$238,376	43,028	$712,397
Reinvestment of distributions	6,656	66,220	— (1)	— (2)	24,034	325,886	2,071	33,878
Shares repurchased	(34,614)	(343,078)	(4,338)	(52,562)	(93,877)	(1,233,046)	(14,189)	(237,583)

Net Increase / (Decrease)	(22,030)	$(216,653)	20,458	$240,321	(52,971)	$(668,784)	30,910	$508,692

Class I
Sale of shares	16,768	$192,173	71,916	$943,464	39,668	$574,419	112,965	$1,913,873
Reinvestment of distributions	12,609	140,330	— (1)	— (2)	37,699	521,659	4,322	71,756
Shares repurchased	(111,882)	(1,263,054)	(27,004)	(355,406)	(248,990)	(3,469,826)	(62,865)	(1,067,924)

Net Increase / (Decrease)	(82,505)	$(930,551)	44,912	$588,058	(171,623)	$(2,373,748)	54,422	$917,705

Class R6
Sale of shares	8	$100	—	$—	6	$100	—	$—
Reinvestment of distributions	1	14	—	—	1	20	—	—
Plan of Reorganization	— (1)	— (2)	—	—	— (1)	— (2)	—	—
Shares repurchased	— (2)	— (2)	—	—	— (2)	— (2)	—	—

Net Increase / (Decrease)	9	$114	—	$—	7	$120	—	$—

(1)	Amount is less than 500.
(2)	Amount is less than $500.

70

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

	Global Equity Trend Fund				Herzfeld Fund
	Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2015		Year Ended September 30, 2014
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	1,197	$13,144	3,483	$42,832	612	$6,823	547	$6,139
Reinvestment of distributions	509	5,652	137	1,674	47	506	18	203
Shares repurchased	(5,916)	(64,685)	(2,333)	(28,792)	(628)	(6,901)	(35)	(391)

Net Increase / (Decrease)	(4,210)	$(45,889)	1,287	$15,714	31	$428	530	$5,951

Class C
Sale of shares	635	$6,902	2,528	$30,806	967	$10,722	482	$5,281
Reinvestment of distributions	584	6,384	107	1,299	63	671	22	240
Shares repurchased	(4,770)	(49,901)	(550)	(6,646)	(472)	(5,142)	(41)	(458)

Net Increase / (Decrease)	(3,551)	$(36,615)	2,085	$25,459	558	$6,251	463	$5,063

Class I
Sale of shares	992	$11,048	5,607	$69,477	1,671	$18,514	149	$1,689
Reinvestment of distributions	631	7,036	106	1,295	52	553	9	100
Shares repurchased	(7,982)	(88,214)	(1,018)	(12,533)	(499)	(5,352)	(25)	(273)

Net Increase / (Decrease)	(6,359)	$(70,130)	4,695	$58,239	1,224	$13,715	133	$1,516

	Multi-Asset Trend Fund				Sector Trend Fund
	Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2015		Year Ended September 30, 2014
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	1,899	$20,815	6,643	$78,209	11,512	$142,000	10,445	$153,503
Reinvestment of distributions	1,017	11,007	184	2,162	5,546	66,431	1,358	19,450
Shares repurchased	(9,493)	(100,593)	(4,863)	(57,724)	(23,619)	(281,323)	(9,546)	(142,419)

Net Increase / (Decrease)	(6,577)	$(68,771)	1,964	$22,647	(6,561)	$(72,892)	2,257	$30,534

Class C
Sale of shares	2,972	$31,920	12,269	$142,783	9,549	$113,509	5,634	$81,499
Reinvestment of distributions	2,252	24,117	274	3,169	4,741	55,847	866	12,234
Shares repurchased	(19,312)	(202,149)	(4,846)	(56,666)	(14,803)	(171,575)	(2,662)	(38,901)

Net Increase / (Decrease)	(14,088)	$(146,112)	7,697	$89,286	(513)	$(2,219)	3,838	$54,832

Class I
Sale of shares	3,215	$35,797	15,715	$185,802	19,340	$231,425	12,354	$184,057
Reinvestment of distributions	1,924	20,908	450	5,304	5,015	60,118	784	11,234
Shares repurchased	(24,418)	(262,867)	(11,539)	(135,309)	(29,519)	(353,739)	(5,027)	(74,190)

Net Increase / (Decrease)	(19,279)	$(206,162)	4,626	$55,797	(5,164)	$(62,196)	8,111	$121,101

71

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Note	7. 10% Shareholders

As of September 30, 2015, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below.

	% of Shares Outstanding	Number of Accounts
Alternatives Diversifier Fund	21%	2
Disciplined Equity Style Fund	53	3	*
Disciplined Select Bond Fund	77	2	*
Disciplined Select Country Fund	67	1	*
Global Equity Trend Fund	39	3
Herzfeld Fund	59	4
Multi-Asset Trend Fund	18	1

*	Includes affiliated shareholder accounts.

Note	8. Credit Risk and Asset Concentration

Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors. At September 30, 2015, the Dynamic Trend Fund held securities issued by various companies in the Consumer Discretionary sector representing 28% of the total investments of the Fund.

Note	9. Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Each Trustee has entered into an indemnification agreement with the Trust. In addition in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note	10. Exemptive Order

On August 23, 2010, the SEC issued an amended order under Section 12(d) (1) (J) of the 1940 Act granting an exemption from Sections 12(d) (1) (A) and (B) of the 1940 Act and under Sections 6(c) and 17(b) of the 1940 Act granting an exemption from Section 17(a) of the 1940 Act, which permits the Trust to invest in other affiliated and unaffiliated funds, including exchange-traded funds, in each case subject to certain conditions.

Note	11. Federal Income Tax Information

($ reported in thousands)

At September 30, 2015, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Alternative Book
Alternatives Diversifier Fund	$101,030	$8,530	$(28,296)	$(19,766)
Disciplined Equity Style Fund	4,679	24	(343)	(319)
Disciplined Select Bond Fund	1,512	6	(38)	(32)
Disciplined Select Country Fund	1,341	—	(82)	(82)
Dynamic Trend Fund-investments	606,480	12,611	(8,681)	3,930
Dynamic Trend Fund securities sold short	(155,502)	5,034	—	5,034
Equity Trend Fund	1,840,381	25,838	(20,395)	5,443
Global Equity Trend Fund	53,658	277	(447)	(170)
Herzfeld Fund	43,262	221	(4,829)	(4,608)
Multi-Asset Trend Fund	259,339	1,552	(1,135)	417
Sector Trend Fund	541,622	2,616	(9,567)	(6,951)

Certain Funds have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

	2016		2018		No Expiration		Total
	Short-Term	Long-Term	Short-Term	Long-Term	Short-Term	Long-Term	Short-Term	Long-Term
Alternatives Diversifier Fund	$—	$—	$49,764	$—	$2,070	$94	$51,834	$94
Disciplined Select Bond Fund	—	—	—	—	16	7	16	7
Dynamic Trend Fund	24	—	—	—	109	—	133
Sector Trend Fund	—	—	1,080	—	—	—	1,080

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

72

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the period ended September 30, 2015, the following Funds utilized losses deferred in prior years against current year capital gains:

Dynamic Trend Fund	$295
Sector Trend Fund	360

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2015, the Funds deferred and recognized post-October losses as follows:

	Late Year Ordinary Losses Deferred		Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
Alternatives Diversifier Fund	$—		$—	$2,312	$1,917
Disciplined Equity Style Fund	20		—	—	—
Disciplined Select Bond Fund	—		—	68	8
Disciplined Select Country Fund	—		—	84	—
Dynamic Trend Fund	—	(1)	—	117,804	—
Equity Trend Fund	8,830		—	386,696	—
Global Equity Trend Fund	697		—	12,075	—
Herzfeld Fund	—		—	327	—
Multi-Asset Trend Fund	2,862		—	28,691	—
Sector Trend Fund	—		—	42,987	—

(1)	Amount is less than $500.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Alternatives Diversifier Fund	$411	$—
Disciplined Equity Style Fund	—	46
Disciplined Select Bond Fund	1	—
Disciplined Select Country Fund	4	—
Dynamic Trend Fund	—	—
Equity Trend Fund	—	—
Global Equity Trend Fund	—	—
Herzfeld Fund	—	460
Multi-Asset Trend Fund	281	—
Sector Trend Fund	1,513	—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the years ended September 30, 2015 and 2014 was as follows:

	2015			2014
	Ordinary income	Long-Term Capital Gains	Total	Ordinary income	Long-Term Capital Gains	Total
Alternatives Diversifier Fund	$2,015	$—	$2,015	$1,928	$—	$1,928
Disciplined Equity Style Fund	410	3	413	100	—	100
Disciplined Select Bond Fund	9	—	9	22	—	22
Disciplined Select Country Fund	34	78	112	22	—	22
Dynamic Trend Fund	33,928	288,163	322,091	—	—	—
Equity Trend Fund	360,775	1,049,270	1,410,045	150,348	50,480	200,828
Global Equity Trend Fund	5,789	13,389	19,178	4,224	306	4,530
Herzfeld Fund	1,424	315	1,739	546	28	574
Multi-Asset Trend Fund	18,666	40,699	59,365	10,245	1,138	11,383
Sector Trend Fund	41,833	170,484	212,317	27,122	25,656	52,778

73

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Note	12. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2015, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest		Undistributed Net Investment Income (Loss)		Accumulated Net Realized Gain (Loss)
Alternatives Diversifier Fund	$322		$(168)		$(154)
Disciplined Equity Style Fund	(1)		1		— (1)
Disciplined Select Bond Fund	(22)		—	(1)	(22)
Disciplined Select Country Fund	(4)		—	(1)	(4)
Dynamic Trend Fund	(4,190)		7,449		(3,259)
Equity Trend Fund	(1,797)		5,433		(3,636)
Global Equity Trend Fund	(1)		1		—
Herzfeld Fund	(—	)(1)	127		(127)
Multi-Asset Trend Fund	—	(1)	(43)		43
Sector Trend Fund	1,230		10		(1,240)

(1)	Amount is less than $500.

Note	13. Regulatory Matters and Litigation

From time to time, the Funds’ investment adviser and/or its affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Funds’ investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

As part of an SEC non-public, confidential investigation of a matter entitled – In the Matter of F-Squared Investments Inc., the SEC staff informed the Funds’ investment adviser that it was inquiring into whether it had violated securities laws or regulations with respect to circumstances related to that matter. On November 16, 2015, without admitting or denying the SEC’s findings, the Funds’ investment adviser consented to the entry of an order providing that it cease and desist from committing or causing any violations and future violations of Sections 204, 206(2) and 206(4) of the Investment Advisers Act of 1940, as amended, and Rules 204-2, 206(4)-1, 206(4)-7 and 206(4)-8 thereunder, and Section 34(b) of the Investment Company Act of 1940, as amended; agreed to a censure; and paid $16.5 million, which included a civil money penalty of $2 million, disgorgement of $13.4 million and prejudgment interest of $1.1 million.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc. et al) alleging violation of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants knowingly disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. Virtus and its affiliates, including the Funds’ adviser, believe that the suit is without merit and intend to defend it vigorously. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. The Trust believes that the risk of loss to the Funds as a result of this suit is remote. The adviser does not believe that the suit will have any impact on its ability to provide services to the Funds.

On May 8, 2015, a putative class action complaint (Mark Youngers v. Virtus Investment Partners, Inc. et al) alleging violations of certain provisions of the federal securities laws was filed in the United States District Court for the Central District of California. The complaint, which was purportedly filed on behalf of purchasers of certain Virtus Funds previously subadvised by F-Squared between May 8, 2010 and December 22, 2014, inclusive (the “Class Period”), alleges claims against Virtus, certain Virtus officers and affiliates (including the Funds’ investment adviser, Euclid Advisors LLC and VP Distributors, LLC), the trustees and certain officers of the Trust, and certain other parties (the “defendants”). The complaint alleges that during the Class Period the defendants knowingly disseminated materially false and misleading statements and concealed or omitted material facts necessary to make the statements made not misleading. On October 1, 2015, the plaintiff filed a First Amended Class Action Complaint which, among other things, added a derivative claim for breach of fiduciary duty on behalf of the Trust. On October 19, 2015, the Court entered an order transferring the action to the Southern District of New York. Virtus and its affiliates, including the Funds’ adviser, believe the plaintiff’s claims asserted in the complaint are frivolous and intend to defend them vigorously. The Trust believes that the risk of loss to the Funds as a result of this suit is remote. The adviser does not believe that the suit will have any impact on its ability to provide services to the Funds.

Note	14. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that the following subsequent events require recognition or disclosure in the financial statements.

On October 22, 2015, the Board of Trustees of the Virtus Opportunities Trust voted to liquidate the Virtus Disciplined Equity Style Fund, Virtus Disciplined Select Bond Fund and Virtus Disciplined Select Country Fund (the “Funds”). Based on the recommendation of management, the Trustees

74

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Funds. Effective November 20, 2015, the Funds will be closed to new investors and additional investor deposits.

On or about December 2, 2015 (the “Liquidation Date”), each of the Funds will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Funds for shares of the same class of any other Virtus Mutual Fund. Shareholders may also redeem their shares at any time prior to the Funds’ liquidation on the Liquidation Date. There will be no fee or sales charges associated with exchange or redemption requests.

The Board of Trustees of Virtus Opportunities Trust (the “Board”), on behalf of Virtus Dynamic Trend Fund, has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) relating to the proposed combination of Virtus Dynamic Trend Fund, a series of Virtus Opportunities Trust, with and into Virtus Equity Trend Fund, a separate series of Virtus Opportunities Trust.

Merging Fund	Surviving Fund
Virtus Dynamic Trend Fund	Virtus Equity Trend Fund

The merger is subject to shareholder approval. If approved the merger is expected to take place in 2016.

75

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Virtus Opportunities Trust and

Shareholders of the Funds, as defined:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (including the schedule of investments and securities sold short for Virtus Dynamic Trend Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Alternatives Diversifier Fund, Virtus Disciplined Equity Style Fund, Virtus Disciplined Select Bond Fund, Virtus Disciplined Select Country Fund, Virtus Dynamic Trend Fund, Virtus Equity Trend Fund, Virtus Global Equity Trend Fund, Virtus Herzfeld Fund, Virtus Multi-Asset Trend Fund and Virtus Sector Trend Fund (constituting funds within Virtus Opportunities Trust, hereafter referred to as the “Funds”) at September 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian, brokers, and transfer agent of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 20, 2015

76

VIRTUS OPPORTUNITIES TRUST

TAX INFORMATION NOTICE

SEPTEMBER 30, 2015

For the fiscal year ended September 30, 2015, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.

Fund	QDI	DRD	LTCG
Alternatives Diversifier Fund	69%	21%	$—
Disciplined Equity Style Fund	—	—	47
Disciplined Select Country Fund	89	16	—
Dynamic Trend Fund	—	—	175,430
Equity Trend Fund	—	—	464,699
Global Equity Trend Fund	100	100	1,259
Herzfeld Fund	30	8	560
Multi-Asset Trend Fund	100	100	3,998
Sector Trend Fund	38	49	118,777

For the fiscal year ended September 30, 2015, certain Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder ($ reported in thousands):

	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
Alternatives Diversifier Fund	$727	$19
Disciplined Select Country Fund	42	4
Herzfeld Fund	110	2
Multi-Asset Trend Fund	2,571	262

77

FUND MANAGEMENT TABLES

Information pertaining to the trustees and officers of the Trust as of September 30, 2015, is set forth below. The statement of additional information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
McClellan, Hassell H. YOB: 1945 Elected: 2015 55 Portfolios	Retired. Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College; Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008); Trustee (since 2015), Virtus Mutual Fund Complex (46 portfolios); Trustee, John Hancock Fund Complex (since 2000), John Hancock Funds (collectively, 234 portfolios); and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company).
McLoughlin, Philip YOB: 1946 Elected: 2006 69 Portfolios	Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (46 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (7 portfolios); Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); and Managing Director (2008 to 2010), SeaCap Partners, LLC (investment management).
McNamara, Geraldine M. YOB: 1951 Elected: 2006 59 Funds	Retired. Trustee (since 2001), Virtus Mutual Fund Complex (46 portfolios); and Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios)
Oates, James M. YOB: 1946 Elected: 2006 56 Funds	Managing Director (since 1994), Wydown Group (consulting firm). Trustee (since 1987), Virtus Mutual Fund Complex (46 portfolios); Director (since 1996), Stifel Financial; Director (1998 to 2014), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (2002 to 2014), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee/Director (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).
Segerson, Richard E. YOB: 1948 Elected: 2006 46 Funds	Trustee (since 1983), Virtus Mutual Fund Complex (46 portfolios); and Managing Director (1998 to 2013), Northway Management Company.
Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2006 46 Funds	Trustee (since 2002), Virtus Mutual Fund Complex (46 portfolios).

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 67 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2006), Virtus Mutual Funds (46 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).

78

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008-2013).	Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Bradley, W. Patrick YOB: 1972	Senior Vice President (since 2013); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President, since 2013; Vice President (2005-2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Closed-End Funds; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust.

79

Virtus Disciplined Equity Style Fund, Virtus Disciplined Select Bond Fund,

Virtus Disciplined Select Country Fund, Virtus Equity Trend Fund,

Virtus Global Equity Trend Fund, Virtus Herzfeld Fund and

Virtus Multi-Asset Trend Fund each a series of Virtus Opportunities Trust

Supplement dated September 1, 2015 to the Summary Prospectuses dated January 28, 2015,

as supplemented, and the Virtus Opportunities Trust Statutory Prospectus,

dated January 28, 2015, as supplemented.

IMPORTANT NOTICE TO INVESTORS

Virtus Disciplined Equity Style Fund

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	3.72%	3.72%	3.72%
Acquired Fund Fees and Expenses	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses(b)	5.20%	5.95%	4.95%
Less: Expense Reimbursement(c)	(3.60%)	(3.60%)	(3.60%)
Total Annual Fund Operating Expenses After Expense Reimbursement(b)(c)	1.60%	2.35%	1.35%

(b)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(c)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.60% for Class A Shares, 2.35% for Class C Shares and 1.35% for Class I Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$728	$1,410	$2,454	$5,045
Class C	Sold	$338	$1,107	$2,337	$5,311
	Held	$238	$1,107	$2,337	$5,311
Class I	Sold or Held	$137	$812	$1,877	$4,543

Virtus Disciplined Select Bond Fund

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.80%	0.80%	0.80%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	6.23%	6.23%	6.23%
Acquired Fund Fees and Expenses	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses(b)	7.48%	8.23%	7.23%
Less: Expense Reimbursement(c)	(6.08%)	(6.08%)	(6.08%)
Total Annual Fund Operating Expenses After Expense Reimbursement(b)(c)	1.40%	2.15%	1.15%

(b)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(c)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.40% for Class A Shares, 2.15% for Class C Shares and 1.15% for Class I Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$512	$1,417	$2,887	$6,255
Class C	Sold	$318	$1,299	$2,930	$6,568
	Held	$218	$1,299	$2,930	$6,568
Class I	Sold or Held	$117	$1,010	$2,501	$5,947

Virtus Disciplined Select Country Fund

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.10%	1.10%	1.10%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	5.10%	5.10%	5.10%
Acquired Fund Fees and Expenses	0.47%	0.47%	0.47%
Total Annual Fund Operating Expenses(b)	6.92%	7.67%	6.67%
Less: Expense Reimbursement(c)	(5.22%)	(5.22%)	(5.22%)
Total Annual Fund Operating Expenses After Expense Reimbursement(b)(c)	1.70%	2.45%	1.45%

(b)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(c)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.70% for Class A Shares, 2.45% for Class C Shares and 1.45% for Class I Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$738	$1,595	$2,935	$6,064
Class C	Sold	$348	$1,298	$2,827	$6,305
	Held	$248	$1,298	$2,827	$6,305
Class I	Sold or Held	$148	$1,010	$2,393	$5,653

Virtus Herzfeld Fund

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.68%	0.68%	0.68%
Acquired Fund Fees and Expenses	1.58%	1.58%	1.58%
Total Annual Fund Operating Expenses(b)	3.51%	4.26%	3.26%
Less: Expense Reimbursement(c)	(1.91%)	(1.91%)	(1.91%)
Total Annual Fund Operating Expenses After Expense Reimbursement(b)(c)	1.60%	2.35%	1.35%

(b)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(c)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.60% for Class A Shares, 2.35% for Class C Shares and 1.35% for Class I Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$728	$1,243	$1,972	$3,891
Class C	Sold	$338	$933	$1,844	$4,182
	Held	$238	$933	$1,844	$4,182
Class I	Sold or Held	$137	$633	$1,358	$3,284

Virtus Disciplined Equity Style Fund, Virtus Disciplined Select Bond Fund, Virtus Disciplined Select Country Fund, Virtus Equity Trend Fund, Virtus Global Equity Trend Fund, Virtus Herzfeld Fund and Virtus Multi-Asset Trend Fund

The first paragraph and the information in the first table in the section “More Information About Fund Expenses” on page 139 of the statutory prospectus are hereby revised with the following information for the above referenced funds:

Virtus Investment Advisers, Inc. (“VIA”) has contractually agreed to limit the total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, leverage expenses, extraordinary expenses and acquired fund fees and expenses, if any) of certain of the funds so that expenses do not exceed, on an annualized basis, the amounts indicated in the following table.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R6 Shares	Class T Shares	Through Date
Virtus Disciplined Equity Style Fund	1.60%	N/A	2.35%	1.35%	N/A	N/A	January 31, 2017
Virtus Disciplined Select Bond Fund	1.40%	N/A	2.15%	1.15%	N/A	N/A	January 31, 2017
Virtus Disciplined Select Country Fund	1.70%	N/A	2.45%	1.45%	N/A	N/A	January 31, 2017
Virtus Equity Trend Fund(1)	1.70%	N/A	2.45%	1.45%	1.38%	N/A	January 31, 2017
Virtus Global Equity Trend Fund(1)	1.75%	N/A	2.50%	1.50%	N/A	N/A	January 31, 2017
Virtus Herzfeld Fund	1.60%	N/A	2.35%	1.35%	N/A	N/A	January 31, 2017
Virtus Multi-Asset Trend Fund(1)	1.75%	N/A	2.50%	1.50%	N/A	N/A	January 31, 2017

(1)	Fund expenses currently below the capped level.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/7FundsNewExpCap&Waiver (09/15)

FUND MANAGEMENT TABLES (Continued)

(UNAUDITED)

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Hassell H. McClellan

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza,

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Web site	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, or contact us

at 1-800-243-1574 or Virtus.com

8454	11-15

ANNUAL REPORT

Virtus Foreign Opportunities Fund

September 30, 2015

TRUST NAME: VIRTUS OPPORTUNITIES TRUST

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Foreign Opportunities Fund

(“Foreign Opportunities Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Foreign Opportunities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the twelve months ended September 30, 2015.

During this period, global equity markets were challenged by falling oil prices, China’s economic slowdown, Greece’s debt crisis, and the growing likelihood of an interest rate hike by the Federal Reserve (the “Fed”). Volatility took its toll on major U.S. equity indices for the twelve months ended September 30, 2015. The large-cap S&P 500® Index and Dow Jones Industrial AverageSM moderately declined 0.61% and 2.11%, respectively, while the technology-heavy NASDAQ Composite Index® gained 4.00%. By comparison, international equities were down even further, with emerging markets hit particularly hard.

Against this backdrop, U.S. Treasuries remained an attractive “safe haven” among global investors. The bellwether 10-year U.S. Treasury yield declined from 2.52% at September 30, 2014 to 2.06% at September 30, 2015. Fixed income assets experienced slight losses in anticipation of the Fed’s stated intention to raise interest rates at the end of 2015. The Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, gained 2.94% for the twelve-month period ended September 30, 2015, while non-investment grade bonds underperformed, with the Barclays U.S. Corporate High Yield Bond Index down 3.43% for the same period.

The strength of the global economy is likely to remain a concern for the markets in the months ahead. Actions by the Fed and other global central banks will be watched with great interest. Following the weak start to the year, the U.S. economy exhibited growth over the second and third quarters of 2015 – including stronger jobs, housing, and consumer spending data – and gives investors reason for optimism. Future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market uncertainty serves as a constant reminder of the importance of portfolio diversification, including exposure to both traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may provide a cushion against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions about your account or require assistance, please visit our website at www.Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2015

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VIRTUS FOREIGN OPPORTUNITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2015 TO SEPTEMBER 30, 2015

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Foreign Opportunities Fund (the “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without a sales charge and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

2

VIRTUS FOREIGN OPPORTUNITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2015 TO SEPTEMBER 30, 2015

Expense Table
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio	Expenses Paid During Period*
Actual
Class A	$1,000.00	$963.10	1.43%	$7.04
Class C	1,000.00	959.40	2.18	10.71
Class I	1,000.00	964.30	1.18	5.81
Class R6	1,000.00	965.00	1.07	5.27

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.81	1.43	7.26
Class C	1,000.00	1,014.00	2.18	11.07
Class I	1,000.00	1,019.08	1.18	5.99
Class R6	1,000.00	1,019.64	1.07	5.43

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS FOREIGN OPPORTUNITIES FUND

SEPTEMBER 30, 2015

(Unaudited)

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Barclays U.S. Corporate High Yield Bond Index

The Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Dow Jones Industrial AverageSM

A price weighted average of 30 blue chip stocks. The index is calculated on total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

MSCI EAFE® Index (net)

A free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Europe Index (net)

The MSCI Europe Index (net) is a free float-adjusted market capitalization weighted index that measures equity market performance of the developed markets in Europe. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

4

VIRTUS FOREIGN OPPORTUNITIES FUND (Continued)

SEPTEMBER 30, 2015

(Unaudited)

NASDAQ Composite Index®

A market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Unlike other market indexes, the NASDAQ composite is not limited to companies that have U.S. headquarters. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Quantitative Easing

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative Easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops, and operates income producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

5

VIRTUS FOREIGN OPPORTUNITIES FUND Fund Summary Portfolio Manager Commentary by Vontobel Asset Management, Inc.	Ticker Symbols: Class A: JVIAX Class C: JVICX Class R6: VFOPX Class I: JVXIX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -2.41%, Class C shares returned -3.13% Class I shares returned -2.16% and Class R6 shares from November 14, 2014 (inception date) through September 30, 2015, returned -3.84%*. For the fiscal year, the S&P® 500 Index, a broad-based equity index, returned -0.61% and the MSCI EAFE® Index (net), the Fund’s style-specific index appropriate for comparison, returned -8.66%.

*	Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distribution and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown.

How did the market perform during the Fund’s fiscal year?

¢	The MSCI EAFE® Index was down in fiscal Q1, positive in fiscal Q2, essentially flat in fiscal Q3, and negative in fiscal Q4 as global markets sold off.

¢	Concerns over global growth and uncertainty driven by the U.S. Federal Reserve’s decision in September to postpone its pending interest rate hike negatively impacted global equities at the end of the one-year period.

¢	Towards the end of 2014, European equities struggled as disappointing economic data was released and the European Central Bank lowered its growth forecasts for the eurozone economy. However, European equities entered positive territory in the beginning of 2015, bolstered by central bank bond purchases. By mid-year, the Greek debt crisis impacted European markets, which experienced losses through September, as the effects of the Chinese slowdown and a scandal at German auto manufacturer Volkswagen weighed on investor sentiment. Over the one-year period ended September 30, 2015, European equities (as represented by the MSCI Europe Index) returned -9.33% in U.S. dollar terms. The euro experienced a significant devaluation, declining more than 11.5% against the U.S. dollar over the period.

¢	Falling commodity prices and a strengthening U.S. dollar drove emerging markets to negative territory at the end of 2014. Emerging markets entered 2015 with positive momentum with promising developments occurring in India, where equities benefited from two unexpected central bank rate cuts and a greater government focus on infrastructure spending. After reaching highs in late April, driven by soaring Chinese equity markets, emerging markets experienced steep declines as concerns over China’s weak macroeconomic data, Beijing’s unexpected move to devalue its currency, and substantial Chinese equity market volatility led to a global market sell-off in August. Emerging markets suffered far worse than their developed market counterparts. Currencies of many developing countries tumbled as well. Emerging market equities (as represented by the MSCI Emerging Markets Index) returned -19.28% in U.S. dollar terms over the one-year period ended September 30, 2015.

What factors affected the Fund’s performance during its fiscal year?

¢	The following discussion highlights specific stocks – those that provided the largest contribution to absolute performance and those that were the largest detractors for the quarter. As bottom-up stock pickers, we hope that the Fund’s shareholders find this useful and gain a greater understanding of how we invest their capital.

Stocks that Helped Absolute Performance

¢	HDFC Bank is a high-quality Indian private sector bank which has been a cornerstone

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 4.

6

VIRTUS FOREIGN OPPORTUNITIES FUND (Continued)

investment in the portfolio for many years. HDFC Bank released solid F1Q2016 results. We believe that its cutting its benchmark (base rate) lending rate will likely accelerate its market share gains. HDFC Bank is the largest privately owned retail bank in India with a network of 3,659 branches and 11,633 ATMs (many outside of branches) across 2,287 towns and cities nationwide at calendar year-end 2014. The bank has delivered solid growth while maintaining high credit and underwriting standards. HDFC Bank has a strong deposit franchise and powerful technology backbone that has allowed it to significantly grow earnings over the past 10 years.

¢	Paddy Power, an Irish gaming company, has been a long-held and successful position in our strategies. It is predominantly a technology company as much of gambling has moved online. The company has a powerful brand and a fun, innovative, and edgy image. Its business footprint currently spans only jurisdictions where it can operate legally, which is a rarity in the global online gaming marketplace. Most competitors in the online space have been happy to cross into geographies where gambling is not legal, tempted by the short-term buck to be made. Paddy Power has consistently kept its gaming nose clean and mainly operates in Ireland, the United Kingdom, France, Italy, and Australia through direct or business-to-business operating ventures. Specifically, Paddy Power has been extremely successful in Australia and, by far, has become the market leader there. Paddy Power’s stock performed well over the period as it released 1H2015 results that exceeded expectations and announced that it has reached an agreement on the key terms of a merger with Betfair, which would create one the world’s largest public online betting and gaming companies. In our view, the merger brings together two very strong businesses to create an even stronger business. And, since Betfair is currently managed by many former Paddy Power employees, it is a good cultural fit. We believe the combined company will be a long-term industry winner in online gaming, particularly in the U.K. In our view, Paddy Power has a bright future as penetration to online continues to grow and the company is growing its online business with existing customers.

Stocks that Hurt Absolute Performance

¢	Baidu disappointed over the period with continued weakness in margins as the company is spending heavily on marketing to drive adoption of its online-to-offline (O2O) platforms. We agree that longer term O2O is the right strategy as it allows Baidu to take a higher share of revenues from completed transactions in local services areas, such as food delivery. Longer term, as search revenue slows down, we think O2O transactions will become a more important growth driver for the company; however, shorter term, the investment required is impacting margins. We believe the majority of these investments are discretionary and will be pulled back over the years. The core search business continues to perform well with revenue growth in the 30-35% range as the investments the company has made in promoting mobile search are coming to fruition. However, the O2O strategy is not driving incremental revenue growth for the near term and intense competition for the O2O markets continues to be strong. This is necessitating Baidu to spend more aggressively on marketing and promotion to try to win market share, which is not value added from its shareholders’ perspective, and continues to drag down margins.

¢	Enbridge is the largest liquid pipeline in Canada. It is the backbone system to move oil from the Alberta region to Eastern Canada and the United States. We think that the underperformance of the stock reflects the sharp correction in oil prices. In a scenario of long-term low oil prices, there is risk that oil producers in Canada will need to start cutting production targets. And, this will have a negative impact on Enbridge’s long-term growth trajectory.

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

7

VIRTUS FOREIGN OPPORTUNITIES FUND (Continued)

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized

Past performance is not indicative of future results. Any performance results portrayed reflect the reinvestment of dividends and other earnings. Any companies described in this commentary may or may not currently represent a position in our client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

There is no guarantee that the Fund will meet its objective.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocations

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Consumer Staples	39%
Health Care	19
Financials	16
Consumer Discretionary	12
Information Technology	6
Industrials	3
Energy	2
Other (includes short-term investments and securities lending collateral)	3

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

8

VIRTUS FOREIGN OPPORTUNITIES FUND (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 Year	5 Years	10 Years	Since Inception		Inception Date
Class A Shares at NAV[2]	-2.41%	5.51%	5.21%	—		—
Class A Shares at POP[3,4]	-8.03	4.27	4.59	—		—
Class C Shares at NAV[2] and with CDSC[4]	-3.13	4.73	4.42	—		—
Class I Shares at NAV	-2.16	5.78	—	3.85%		5/15/06
Class R6 Shares at NAV	—	—	—	-3.84		11/14/14
S&P 500® Index	-0.61	13.34	6.80	—	[5],6	—
MSCI EAFE® Index (net)	-8.66	3.98	2.97	—	[5],6	—

Fund Expense Ratios7: A Shares: 1.43%; C Shares: 2.18%; I Shares: 1.18%; R6 Shares: 1.06%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchases in which a finder’s fee was paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The index returned 6.53% for Class I shares and -4.06% for Class R6 shares since the inception date of the respective class.
[6]	The index returned 1.21% for Class I shares and 6.92% for Class R6 shares since the inception date of the respective class.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2005, for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

9

VIRTUS FOREIGN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—100.3%
Consumer Discretionary—11.7%
Alimentation Couche-Tard, Inc. Class B (Canada)	737,102	$33,897
Domino’s Pizza Group plc (United Kingdom)	1,866,480	25,073
Hermes International SA (France)	64,826	23,542
Naspers Ltd. Class N (South Africa)	201,463	25,159
Paddy Power plc (Ireland)	196,111	22,615
Persimmon plc (United Kingdom)	1,140,508	34,644
Priceline Group, Inc. (The) (United States)(2)	32,212	39,841

		204,771

Consumer Staples—39.3%
AmorePacific Corp. (South Korea)	11,041	3,598
British American Tobacco plc (United Kingdom)	2,140,720	117,973
Chocoladefabrike Lindt & Spruengli AG (Switzerland)	5,714	33,507
Diageo plc (United Kingdom)	1,046,354	28,025
Imperial Tobacco Group plc (United Kingdom)	876,111	45,234
ITC Ltd. (India)	8,440,838	42,325
L’Oreal SA (France)	155,938	27,017
Nestle S.A. Registered Shares (Switzerland)	1,201,979	90,340
Philip Morris International, Inc. (United States)	1,068,236	84,743
Reckitt Benckiser Group plc (United Kingdom)	881,695	79,853
SABMiller plc (United Kingdom)	1,057,756	59,796
Unicharm Corp. (Japan)	952,100	16,863
Unilever N.V. CVA (Netherlands)	1,552,727	62,270

		691,544

	SHARES	VALUE
Energy—2.3%
Enbridge, Inc. (Canada)	1,092,113	$40,550

Financials—16.3%
Banco Bilbao Vizcaya Argentaria S.A. (Spain)	2,375,686	20,122
Daito Trust Construction Co., Ltd. (Japan)	204,400	20,768
Housing Development Finance Corp. (India)	4,954,412	91,793
Housing Development Finance Corp. Bank Ltd. (India)	4,854,967	79,311
Housing Development Finance Corp. Bank Ltd. ADR (India)	15,574	952
Link REIT (The) (Hong Kong)	3,398,857	18,712
Lloyds Banking Group plc (United Kingdom)	18,936,054	21,530
UBS Group AG (Switzerland)	1,808,503	33,420

		286,608

Health Care—19.6%
Bayer AG Registered Shares (Germany)	316,592	40,488
Coloplast A/S Class B (Denmark)	169,840	12,023
CSL Ltd. (Australia)	636,420	40,052
Essilor International SA (France)	285,871	34,786
Fresenius Medical Care AG & Co. KGaA (Germany)	232,700	18,155
Grifols SA (Spain)	666,364	27,472
Novo Nordisk A/S Class B (Denmark)	1,038,937	55,733
Ramsay Health Care Ltd. (Australia)	708,704	29,230
Roche Holding AG (Switzerland)	301,680	79,552
Sonic Healthcare Ltd. (Australia)	618,141	7,951

		345,442

See Notes to Financial Statements

10

VIRTUS FOREIGN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS (continued)
Industrials—3.2%
Bureau Veritas SA (France)	1,272,260	$26,776
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)(3)	2,109,989	18,911
DKSH Holding AG (Switzerland)	149,876	9,481

		55,168

Information Technology—6.5%
Accenture plc Class A (United States)	117,595	11,555
Google, Inc. Class C (United States)(2)	58,173	35,394
Paypal Holdings, Inc. (United States)(2)	1,206,222	37,441
SAP SE (Germany)	471,577	30,536

		114,926

Materials—1.4%
Air Liquide SA (France)	205,676	24,281
TOTAL COMMON STOCKS (Identified Cost $1,394,119)		1,763,290
TOTAL LONG TERM INVESTMENTS—100.3%
(Identified Cost $1,394,119)		1,763,290
SHORT-TERM INVESTMENTS—0.7%
Money Market Mutual Fund—0.7%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	12,963,290	12,963
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $12,963)		12,963

	SHARES	VALUE
SECURITIES LENDING COLLATERAL—0.5%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.160%)(4)	9,258,540	$9,259
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $9,259)		9,259
TOTAL INVESTMENTS—101.5% (Identified Cost $1,416,341)		1,785,512	(1)
Other assets and liabilities, net—(1.5)%		(25,664)

NET ASSETS—100.0%		$1,759,848

Abbreviations:

ADR American	Depositary Receipt
REIT Real	Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United Kingdom	23%
Switzerland	14
United States	13
India	12
France	8
Germany	5
Australia	4
Other	21
Total	100%

†	% of total investments as of September 30, 2015

For information regarding the abbreviations, See Key Investment Terms starting on page 4

See Notes to Financial Statements

11

VIRTUS FOREIGN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$1,763,290	$1,393,776	$369,514
Securities Lending Collateral	9,259	9,259	—
Short-Term Investments	12,963	12,963	—

Total Investments	$1,785,512	$1,415,998	$369,514

There are no Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of period value of $341,102 were transferred from Level 1 to Level 2 based on our valuation procedures for non-U.S. securities (See Notes 2A in the Notes to Financial Statements).

See Notes to Financial Statements

12

VIRTUS FOREIGN OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2015

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)(3)	$1,785,512
Foreign currency at value(2)	—	(4)
Receivables
Investment securities sold	8,944
Fund shares sold	1,872
Dividends and interest receivable	2,518
Tax reclaims	3,667
Securities Lending Receivable	4
Prepaid expenses	112
Prepaid trustee retainer	31

Total assets	1,802,660

Liabilities
Payables
Fund shares repurchased	18,908
Collateral on securities loaned	9,259
Investment securities purchased	12,220
Investment advisory fees	1,244
Distribution and service fees	181
Administration fees	178
Transfer agent fees and expenses	578
Trustees’ fees and expenses	3
Professional fees	39
Other accrued expenses	202

Total liabilities	42,812

Net Assets	$1,759,848

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$1,625,762
Accumulated undistributed net investment income (loss)	11,585
Accumulated undistributed net realized gain (loss)	(246,530)
Net unrealized appreciation (depreciation) on investments	369,031

Net Assets	$1,759,848

Class A
Net asset value (net assets/shares outstanding) per share	$27.21
Maximum offering price per share NAV/(1–5.75%)	$28.87
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	14,934,979
Net Assets	$406,429
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$26.95
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	4,362,522
Net Assets	$117,568
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$27.23
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	45,227,449
Net Assets	$1,231,349
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$27.24
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	165,248
Net Assets	$4,502

(1) Investment in securities at cost	$1,416,341

(2) Foreign currency at cost	$—	(4)

(3) Market value of securities on loan	$8,835

(4) Amount is less than $500.

See Notes to Financial Statements

13

VIRTUS FOREIGN OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2015

($ reported in thousands)

Investment Income
Dividends	$46,840
Security lending	201
Foreign taxes withheld	(2,556)

Total investment income	44,485

Expenses
Investment advisory fees	16,386
Service fees, Class A	1,197
Distribution and service fees, Class C	1,223
Administration fees	2,317
Transfer agent fees and expenses	3,006
Registration fees	94
Printing fees and expenses	138
Custodian fees	246
Professional fees	96
Trustees’ fees and expenses	65
Miscellaneous expenses	107

Total expenses	24,875

Net investment income (loss)	19,610

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(54,525)
Net realized gain (loss) on foreign currency transactions	(232)
Net change in unrealized appreciation (depreciation) on investments	(7,890)
Net change in unrealized appreciation (depreciation) on foreign currency translation	(2)

Net gain (loss) on investments	(62,649)

Net increase (decrease) in net assets resulting from operations	$(43,039)

See Notes to Financial Statements

14

VIRTUS FOREIGN OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

($ Reported in thousands)

	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$19,610	$18,417
Net realized gain (loss)	(54,757)	24,752
Net change in unrealized appreciation (depreciation)	(7,892)	42,875

Increase (decrease) in net assets resulting from operations	(43,039)	86,044

From Distributions to Shareholders
Net investment income, Class A	(4,099)	(3,966)
Net investment income, Class C	(244)	—
Net investment income, Class I	(14,754)	(9,101)
Net investment income, Class R6	(22)	—

Decrease in net assets from distributions to shareholders	(19,119)	(13,067)

From Share Transactions
Sale of shares
Class A (3,683 and 6,394 shares, respectively)	104,669	178,539
Class C (981 and 1,172 shares, respectively)	27,884	32,538
Class I (13,604 and 19,587 shares, respectively)	387,428	553,830
Class R6 (170 and 0 shares, respectively)	4,966	—

Reinvestment of distributions
Class A (133 and 129 shares, respectively)	3,774	3,591
Class C (8 and 0 shares, respectively)	211	—
Class I (488 and 298 shares, respectively)	13,901	8,294
Class R6 (1 and 0 shares, respectively)	22	—

Shares repurchased
Class A (5,843 and 14,591 shares, respectively)	(164,218)	(413,237)
Class C (855 and 733 shares, respectively)	(24,083)	(20,420)
Class I (13,756 and 13,775 shares, respectively)	(390,723)	(383,850)
Class R6 (6 and 0 shares, respectively)	(165)	—

Increase (decrease) in net assets from share transactions	(36,334)	(40,715)

Net increase (decrease) in net assets	(98,492)	32,262

Net Assets
Beginning of period	1,858,340	1,826,078

End of period	$1,759,848	$1,858,340

Accumulated undistributed net investment income (loss) at end of period	$11,585	11,326

See Notes to Financial Statements

15

VIRTUS FOREIGN OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Class A
10/1/14 to 9/30/15	$28.12	0.25	(0.92)	(0.67)	(0.24)	(0.24)	(0.91)	$27.21	(2.41)%		$406,429	1.41%		0.89%		32%
10/1/13 to 9/30/14	27.01	0.24	1.03	1.27	(0.16)	(0.16)	1.11	28.12	4.72		477,036	1.43		0.85		31
10/1/12 to 9/30/13	25.42	0.23	1.63	1.86	(0.27)	(0.27)	1.59	27.01	7.37		676,149	1.46		0.85		29
10/1/11 to 9/30/12	20.83	0.27	4.73	5.00	(0.41)	(0.41)	4.59	25.42	24.34		398,166	1.45		1.16		47
10/1/10 to 9/30/11	22.06	0.34	(1.23)	(0.89)	(0.34)	(0.34)	(1.23)	20.83	(4.15)		346,594	1.47		1.48		31

Class C
10/1/14 to 9/30/15	$27.88	0.04	(0.91)	(0.87)	(0.06)	(0.06)	(0.93)	$26.95	(3.13)%		$117,568	2.17%		0.15%		32%
10/1/13 to 9/30/14	26.82	0.04	1.02	1.06	—	—	1.06	27.88	3.95		117,906	2.18		0.15		31
10/1/12 to 9/30/13	25.27	0.03	1.62	1.65	(0.10)	(0.10)	1.55	26.82	6.56		101,655	2.21		0.10		29
10/1/11 to 9/30/12	20.57	0.10	4.70	4.80	(0.10)	(0.10)	4.70	25.27	23.43		54,634	2.20		0.42		47
10/1/10 to 9/30/11	21.81	0.17	(1.22)	(1.05)	(0.19)	(0.19)	(1.24)	20.57	(4.85)		45,742	2.22		0.74		31

Class I
10/1/14 to 9/30/15	$28.14	0.32	(0.91)	(0.59)	(0.32)	(0.32)	(0.91)	$27.23	(2.16)%		$1,231,349	1.17%		1.14%		32%
10/1/13 to 9/30/14	27.03	0.32	1.02	1.34	(0.23)	(0.23)	1.11	28.14	4.97		1,263,398	1.18		1.13		31
10/1/12 to 9/30/13	25.43	0.28	1.66	1.94	(0.34)	(0.34)	1.60	27.03	7.66		1,048,274	1.21		1.04		29
10/1/11 to 9/30/12	20.89	0.34	4.72	5.06	(0.52)	(0.52)	4.54	25.43	24.64		672,948	1.20		1.46		47
10/1/10 to 9/30/11	22.12	0.42	(1.26)	(0.84)	(0.39)	(0.39)	(1.23)	20.89	(3.88)		584,212	1.22		1.83		31

Class R6
11/14/14(4) to 9/30/15	$28.66	0.36	(1.45)	(1.09)	(0.33)	(0.33)	(1.42)	$27.24	(3.84	)%(6)	$4,502	1.07	%(5)	1.44	%(5)	32%

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	The Fund may invest in other funds, and the annualized expense ratios do not reflect fees and expenses associated with the underlying funds.
(4)	Inception date of class.
(5)	Annualized.
(6)	Not annualized.

See Notes to Financial Statements

16

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 32 funds of the Trust are offered for sale, of which the Foreign Opportunities Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary Page. There is no guarantee the Fund will achieve its objective.

The Fund offers Class A shares, Class C shares, Class R6 shares and Class I shares.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Class R6 shares are only available to participants in employer-sponsored retirement plans, such as 401(k) plans, profit sharing plans, defined benefit plans and other employer directed plans. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the funds.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved Rule 12b-1 and/or shareholder service plan (“12b-1 plan”) and has exclusive voting rights with respect to such plans. Class I shares and Class R6 shares are not subject to a 12b-1 plan. Income and other expenses as well as realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and

17

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

transaction analysis, have been approved by the Board of Trustees (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do

18

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2015, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2012 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

19

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

In addition to the net operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Securities Lending

($ reported in thousands)

The Fund may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of the agreement, the Fund doing so is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At September 30, 2015, the Fund had securities on loan with a market value of $8,835 and cash collateral of $9,259.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Trust. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund:

First $2 Billion	$2+ Billion – $4 Billion	$4+ Billion
0.85%	0.80%	0.75%

20

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

B.	Subadviser

Vontobel Asset Management, Inc. (the “Subadviser”) is the Subadviser to the Fund. The Subadviser manages the investments of the Fund for which it is paid a fee by the Adviser.

C.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal year (the “period”) ended September 30, 2015, it retained net commissions of $21 for Class A shares and deferred sales charges of $1 for Class A shares and $16 for Class C shares.

In addition, the Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan, as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25% and Class C shares 1.00%. Class R6 shares and Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

D.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Fund.

For the period ended September 30, 2015, the Fund incurred administration fees totaling $1,852 which are included in the Statement of Operations.

For the period ended September 30, 2015, the Fund incurred transfer agent fees totaling $2,889 which are included in the Statement of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

E.	Affiliated Shareholders

At September 30, 2015, Virtus and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated the following:

	Shares	Aggregate Net Asset Value
Class R6 shares	3,530	$96

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term securities) during the period ended September 30, 2015, were as follows:

Purchases	Sales
$612,468	$602,640

21

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

There were no purchases or sales of long-term U.S. Government and agency securities for the Fund during the period ended September 30, 2015.

Note 5. Borrowings

($ reported in thousands)

On July 2, 2015, the Fund and other affiliated Funds entered into a $50,000 secured Line of Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of the Fund’s total net assets in accordance with the Agreement. Interest is charged at the higher of the LIBOR (London Interbank Offered Rate) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

The Fund had no outstanding borrowings at any time during the period ended September 30, 2015.

Note 6. 10% Shareholders

As of September 30, 2015, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

% of Shares Outstanding	Number of Accounts
31%	2

The shareholders are not affiliated with Virtus.

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At September 30, 2015, the Fund held securities issued by various companies in the Consumer Staples Sector representing 39% of the total investments of the Fund.

Note 8. Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Trust. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of

22

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 9. Federal Income Tax Information

($ reported in thousands)

At September 30, 2015, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,423,438	$402,623	$(40,549)	$362,074

The Fund has capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

2018		No Expiration		Total
Short-Term	Long-Term	Short-Term	Long-Term	Short-Term	Long-Term
183,071	—	860	10,250	183,931	10,250

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2015 the Fund deferred post-October capital loss of $45,251 and qualified late-year ordinary losses of $0 and recognized post-October capital losses of $0 and qualified late-year ordinary losses of $0 .

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) (which is disclosed above) consist of undistributed ordinary income of $11,583 and undistributed long-term capital gains of $0.

The tax character of dividends and distributions paid during the years ended September 30,

2015 and 2014 was as follows:

	Year Ended
	2015	2014
Ordinary Income	$19,119	$13,067

Total	$19,119	$13,067

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes.

23

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Note 10. Reclassifications of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of September 30, 2015, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$—	$(232)	$232

Note 11. Regulatory Matters and Litigation

From time to time, the Fund’s investment adviser and/or its affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Fund’s investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

As part of an SEC non-public, confidential investigation of a matter entitled – In the Matter of F-Squared Investments Inc., the SEC staff informed the Fund’s investment adviser that it was inquiring into whether it had violated securities laws or regulations with respect to circumstances related to that matter. On November 16, 2015, without admitting or denying the SEC’s findings, the Fund’s investment adviser consented to the entry of an order providing that it cease and desist from committing or causing any violations and future violations of Sections 204, 206(2) and 206(4) of the Investment Advisers Act of 1940, as amended, and Rules 204-2, 206(4)-1, 206(4)-7 and 206(4)-8 thereunder, and Section 34(b) of the Investment Company Act of 1940, as amended; agreed to a censure; and paid $16.5 million, which included a civil money penalty of $2 million, disgorgement of $13.4 million and prejudgment interest of $1.1 million.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc. et al) alleging violation of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint

24

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

alleges that during the Class Period, the defendants knowingly disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. Virtus and its affiliates, including the Fund’s adviser, believe that the suit is without merit and intend to defend it vigorously. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. The Trust believes that the risk of loss to the Fund as a result of this suit is remote. The adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

On May 8, 2015, a putative class action complaint (Mark Youngers v. Virtus Investment Partners, Inc. et al) alleging violations of certain provisions of the federal securities laws was filed in the United States District Court for the Central District of California. The complaint, which was purportedly filed on behalf of purchasers of certain Virtus Funds previously subadvised by F-Squared between May 8, 2010 and December 22, 2014, inclusive (the “Class Period”), alleges claims against Virtus, certain Virtus officers and affiliates (including the Fund’s investment adviser, Euclid Advisors LLC and VP Distributors, LLC), the trustees and certain officers of the Trust, and certain other parties (the “defendants”). The complaint alleges that during the Class Period the defendants knowingly disseminated materially false and misleading statements and concealed or omitted material facts necessary to make the statements made not misleading. On October 1, 2015, the plaintiff filed a First Amended Class Action Complaint which, among other things, added a derivative claim for breach of fiduciary duty on behalf of the Trust. On October 19, 2015, the Court entered an order transferring the action to the Southern District of New York. Virtus and its affiliates, including the Fund’s adviser, believe the plaintiff’s claims asserted in the complaint are frivolous and intend to defend them vigorously. The Trust believes that the risk of loss to the Fund as a result of this suit is remote. The adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Opportunities Trust and Shareholders of

Virtus Foreign Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Virtus Foreign Opportunities Fund (one of the funds constituting Virtus Opportunities Trust, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 20, 2015

26

VIRTUS FOREIGN OPPORTUNITIES FUND

TAX INFORMATION NOTICE

SEPTEMBER 30, 2015 (Unaudited)

For the fiscal year ended September 30, 2015, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
100%	18%	$—

For the fiscal year ended September 30, 2015, the Fund recognized $42,743 ($ reported in thousands), of foreign source income on which the Fund paid foreign taxes of $2,556 ($ reported in thousands). This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

27

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2015, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
McClellan, Hassell H. YOB: 1945 Elected: 2015 55 Portfolios	Retired. Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College; Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008); Trustee (since 2015), Virtus Mutual Fund Complex (46 portfolios); Trustee, John Hancock Fund Complex (since 2000), John Hancock Funds (collectively, 234 portfolios); and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company).
McLoughlin, Philip YOB: 1946 Elected: 2006 69 Portfolios	Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (46 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (7 portfolios); Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); and Managing Director (2008 to 2010), SeaCap Partners, LLC (investment management).
McNamara, Geraldine M. YOB: 1951 Elected: 2006 59 Funds	Retired. Trustee (since 2001), Virtus Mutual Fund Complex (46 portfolios); and Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios).
Oates, James M. YOB: 1946 Elected: 2006 56 Funds	Managing Director (since 1994), Wydown Group (consulting firm). Trustee (since 1987), Virtus Mutual Fund Complex (46 portfolios); Director (since 1996), Stifel Financial; Director (1998 to 2014), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (2002 to 2014), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee/Director (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).
Segerson, Richard E. YOB: 1948 Elected: 2006 46 Funds	Trustee (since 1983), Virtus Mutual Fund Complex (46 portfolios); and Managing Director (1998 to 2013), Northway Management Company.
Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2006 46 Funds	Trustee (since 2002), Virtus Mutual Fund Complex (46 portfolios).

28

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 67 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2006), Virtus Mutual Funds (46 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).

29

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008-2013).	Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Bradley, W. Patrick YOB: 1972	Senior Vice President (since 2013); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.

30

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President, since 2013; Vice President (2005-2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Closed-End Funds; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust.

31

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Hassell H. McClellan

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Web site	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative, or

contact us at 1-800-243-1574

or Virtus.com

8011	11-15

ANNUAL REPORT

Virtus Multi-Sector Short Term Bond Fund*

September 30, 2015

TRUST NAME: VIRTUS OPPORTUNITIES TRUST

*	Prospectus supplement applicable to the Fund appears at the back of this Annual Report.

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Multi-Sector Short Term Bond Fund

(“Multi-Sector Short Term Bond Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Multi-Sector Short Term Bond Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the twelve months ended September 30, 2015.

During this period, global equity markets were challenged by falling oil prices, China’s economic slowdown, Greece’s debt crisis, and the growing likelihood of an interest rate hike by the Federal Reserve (the “Fed”). Volatility took its toll on major U.S. equity indices for the twelve months ended September 30, 2015. The large-cap S&P 500® Index and Dow Jones Industrial AverageSM moderately declined 0.61% and 2.11%, respectively, while the technology-heavy NASDAQ Composite Index® gained 4.00%. By comparison, international equities were down even further, with emerging markets hit particularly hard.

Against this backdrop, U.S. Treasuries remained an attractive “safe haven” among global investors. The bellwether 10-year U.S. Treasury yield declined from 2.52% at September 30, 2014 to 2.06% at September 30, 2015. Fixed income assets experienced slight losses in anticipation of the Fed’s stated intention to raise interest rates at the end of 2015. The Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, gained 2.94% for the twelve-month period ended September 30, 2015, while non-investment grade bonds underperformed, with the Barclays U.S. Corporate High Yield Bond Index down 3.43% for the same period.

The strength of the global economy is likely to remain a concern for the markets in the months ahead. Actions by the Fed and other global central banks will be watched with great interest. Following the weak start to the year, the U.S. economy exhibited growth over the second and third quarters of 2015 – including stronger jobs, housing, and consumer spending data – and gives investors reason for optimism. Future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market uncertainty serves as a constant reminder of the importance of portfolio diversification, including exposure to both traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may provide a cushion against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions about your account or require assistance, please visit our website at www.Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2015

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2015 TO SEPTEMBER 30, 2015

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Multi-Sector Short Term Bond Fund (the “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class T shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class C shares are sold without a sales charge. Class I shares are sold without a sales charge and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

2

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2015 TO SEPTEMBER 30, 2015

Expense Table
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio	Expenses Paid During Period*
Actual
Class A	$1,000.00	$994.90	0.99%	$4.95
Class B	1,000.00	992.30	1.48	7.39
Class C	1,000.00	993.70	1.24	6.20
Class T	1,000.00	991.20	1.74	8.69
Class I	1,000.00	998.20	0.74	3.71

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.04	0.99	5.03
Class B	1,000.00	1,017.56	1.48	7.51
Class C	1,000.00	1,018.77	1.24	6.29
Class T	1,000.00	1,016.24	1.74	8.83
Class I	1,000.00	1,021.31	0.74	3.76

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SEPTEMBER 30, 2015 (Unaudited)

KEY INVESTMENT TERMS

BofA Merrill Lynch 1–2.99 Year Medium Quality Corporate Bonds Index

The BofA Merrill Lynch 1–2.99 Year Medium Quality Corporate Bonds Index measures performance of U.S. investment grade corporate bond issues rated “BBB” and “A” by Standard & Poor’s/Moody’s with maturities between one and three years. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges and it is not available for direct investment.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Barclays U.S. Corporate High Yield Bond Index

The Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Dow Jones Industrial AverageSM

A price weighted average of 30 blue chip stocks. The index is calculated on total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Exchange-Traded Funds (ETF)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

NASDAQ Composite Index®

A market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Unlike other market indexes, the NASDAQ composite is not limited to companies that have U.S. headquarters. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

4

MULTI-SECTOR SHORT TERM BOND FUND Fund Summary Portfolio Manager Commentary by Newfleet Asset Management, LLC	Ticker Symbols: Class A: NARAX Class B: PBARX Class C: PSTCX Class T: PMSTX Class I: PIMSX

¢	The Fund is diversified and has an investment objective of providing high current income while attempting to limit changes in the Fund’s net asset value per share caused by interest rate changes.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -0.23%; Class B shares returned -0.73%; Class C shares returned -0.27%; Class T shares returned -0.98%; and Class I shares returned 0.02%. For the same period, the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 2.94%; and the BofA Merrill Lynch 1–2.99 Year Medium Quality Corporate Bonds Index, the Fund’s style-specific index appropriate for comparison, returned 1.07%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown.

How did the market perform during the Fund’s fiscal year?

¢	Most spread sectors underperformed U.S. Treasuries during the fiscal year. Plummeting oil prices dominated market volatility and investor concerns in the first half of the fiscal year, especially during the fourth quarter of 2014. Brent crude, the international benchmark for oil prices, fell about 50% between September 2014 (when the price was roughly $93 a barrel) and September 2015, ending the period at roughly $47 a barrel. Brent crude oil hit a 12-month low of roughly $40 a barrel on August 24, 2015.

¢	Globally, concerns over slowing growth in China and the Greek debt crisis weighed on the fixed income markets. A looming U.S. Federal Reserve (“Fed”) rate hike, with negative implications for capital flows and debt financing, added to the turmoil, with some emerging market central banks (unlike the International Monetary Fund and the World Bank) calling for the Fed to raise rates and remove the uncertainty that could prove to be more harmful than the actual impact.

¢	The waiting game for the Fed to raise interest rates from their near-zero level maintained since December 2008 continued through the end of the fiscal year. As of its September 17 meeting, the Fed decided to leave its benchmark rate unchanged, balancing relatively strong U.S. growth and labor market conditions against a lack of inflation, a strengthening U.S. dollar, and a shaky global economy.

¢	Over the last 12 months, yields increased on the short end of the U.S. Treasury curve and decreased on the intermediate to long end, and the curve flattened overall.

What factors affected the Fund’s performance during its fiscal year?

¢	The outperformance of U.S. Treasuries and agency mortgages relative to most fixed income spread sectors was the key driver of the Fund’s underperformance for the fiscal year.

¢	Among fixed income sectors, the Fund’s allocation to structured products – asset-backed securities, commercial mortgage-backed securities, and non-agency residential mortgages – were positive contributors to performance for the fiscal year.

¢	During the fiscal year, the Fund’s allocation to non-U.S. dollar, corporate high yield, and emerging markets debt detracted from performance.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results,

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

5

MULTI-SECTOR SHORT TERM BOND FUND (Continued)

and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents the portfolio holdings within certain sectors as a percentage of total investments as of September 30, 2015.
Corporate Bonds and Notes	36%
Mortgage-Backed Securities	25
Asset-Backed Securities	18
Loan Agreements	15
Foreign Government Securities	2
Other (includes short-term investments)	4

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

6

MULTI-SECTOR SHORT TERM BOND FUND (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A Shares at NAV[2]	-0.23%	3.38%	4.59%	—	—
Class A Shares at POP[3,4]	-2.47	2.91	4.35	—	—
Class B Shares at NAV[2]	-0.73	2.85	4.05	—	—
Class B Shares with CDSC[4]	-2.18	2.85	4.05	—	—
Class C Shares at NAV[2]	-0.27	3.13	4.32	—	—
Class T Shares at NAV[2] and with CDSC[4]	-0.98	2.58	3.79	—	—
Class I Shares at NAV	0.02	3.64	—	5.36%	6/6/08
Barclays U.S. Aggregate Bond Index	2.94	3.10	4.64	4.50[5]	—
BofA Merrill Lynch 1–2.99 Year Medium Quality Corporate Bonds Index	1.07	2.27	3.76	3.37[5]	—

Fund Expense Ratios6: A Shares: 0.99%; B Shares: 1.49%; C Shares: 1.24%; T Shares: 1.74%; I Shares: 0.74%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[4]	CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for Class B shares decline from 2% to 0% over a three-year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class T shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2005, for Class A, Class B, Class C and Class T shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

7

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE		VALUE

U.S. GOVERNMENT SECURITIES—0.9%
U.S. Treasury Note
0.750%, 4/15/18	$29,000		$28,957
1.625%, 12/31/19	4,000		4,060
1.500%, 5/31/20	32,925		33,219
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $65,858)			66,236
MUNICIPAL BONDS—0.0%
Virginia—0.0%
Tobacco Settlement Financing Corp. Series A-1, Taxable 6.706%, 6/1/46	4,635		3,555
TOTAL MUNICIPAL BONDS (Identified Cost $4,295)			3,555
FOREIGN GOVERNMENT SECURITIES—2.0%
Argentine Republic Series NY, 8.280%, 12/31/33(10)	24,360		24,908
Bolivarian Republic of Venezuela
RegS 5.750%, 2/26/16(4)	4,165		3,519
RegS 7.000%, 12/1/18(4)	20,999		7,770
RegS 7.750%, 10/13/19(4)	19,501		6,777
Mongolia 144A 4.125%, 1/5/18(3)	12,680		11,761
Republic of Chile 5.500%, 8/5/20	11,647,000	CLP	17,311
Republic of Colombia Treasury Note, Series B, 11.250%, 10/24/18	21,072,000	COP	7,672
Republic of Latvia RegS 2.750%, 1/12/20(4)	8,560		8,720
Republic of Panama 5.200%, 1/30/20	3,800		4,099
Republic of Romania 144A 6.750%, 2/7/22(3)	7,000		8,260

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Republic of South Africa Series R203, 8.250%, 9/15/17	134,520	ZAR	$9,879
Republic of Sri Lanka 144A 6.000%, 1/14/19(3)	$17,450		17,712
Russian Federation 144A 7.850%, 3/10/18(3)	1,005,000	RUB	14,339
State of Qatar 144A 3.125%, 1/20/17(3)	12,000		12,318
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $185,766)			155,045
MORTGAGE-BACKED SECURITIES—24.6%
Agency—3.3%
FHLMC 14-DN2, M2 1.849%, 4/25/24(2)	13,365		13,257
FNMA
5.500%, 1/1/17	26		26
6.000%, 5/1/17	8		8
4.500%, 4/1/18	114		118
5.000%, 10/1/19	337		351
5.500%, 2/1/20	67		68
5.500%, 3/1/20	124		131
5.500%, 3/1/20	15		15
5.500%, 3/1/20	42		44
5.500%, 3/1/20	70		73
5.500%, 4/1/20	203		216
5.000%, 6/1/20	333		349
4.000%, 8/1/25	11,765		12,525
3.000%, 6/1/27	1,061		1,110
2.500%, 5/1/28	16,733		17,222
6.000%, 12/1/32	44		50
5.500%, 2/1/33	66		74
5.500%, 5/1/34	321		362
6.000%, 8/1/34	252		288
5.500%, 11/1/34	388		433
5.500%, 11/1/34	143		160
6.000%, 11/1/34	220		248
5.500%, 12/1/34	136		153
5.500%, 1/1/35	286		322
5.500%, 7/1/37	6		7
6.000%, 7/1/37	44		50
6.000%, 4/1/38	203		230
5.000%, 12/1/39	7,082		7,826

See Notes to Financial Statements

8

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Agency (continued)
4.500%, 4/1/40	$8,969	$9,735
5.000%, 8/1/40	14,214	15,741
4.000%, 10/1/40	182	194
4.000%, 3/1/41	5,748	6,140
4.500%, 5/1/41	6,356	6,914
3.500%, 4/1/42	11,636	12,173
3.500%, 12/1/42	34,201	35,779
3.000%, 3/1/43	58,029	58,999
3.000%, 5/1/43	17,698	18,000
4.000%, 10/1/44	29,642	31,649
GNMA
6.500%, 11/15/31	20	23
6.500%, 2/15/32	23	27

		251,090

Non-Agency—21.3%
A-10 Securitization LLC
13-1, A 144A 2.400%, 11/15/25(3)	974	977
14-1, A1 144A 1.720%, 4/15/33(3)	12,909	12,883
ABN AMRO Mortgage Corp. 02-9, M 5.750%, 12/25/32	594	570
Access Point Financial, Inc. 15-A, A 144A 2.610%, 4/15/20(3)	11,237	11,234
American Homes 4 Rent
14-SFR1, A 144A 1.250%, 6/17/31(2)(3)	7,294	7,154
15-SFR1, A 144A 3.467%, 4/17/45(3)	7,886	7,840
Americold LLC Trust 10-ARTA, A1 144A 3.847%, 1/14/29(3)	8,498	8,875
Ameriquest Mortgage Securities, Inc. 03-10, AF6 5.210%, 11/25/33(2)	1,026	1,056
Asset Backed Funding Certificates 05-AQ1, A6 4.780%, 6/25/35(2)	3,475	3,568

	PAR VALUE	VALUE
Non-Agency (continued)
B2R Mortgage Trust 15-1, A1 144A 2.524%, 5/15/48(3)	$11,690	$11,652
Banc of America (Merrill Lynch) Commercial Mortgage, Inc. 07-2, A4 5.784%, 4/10/49(2)	18,643	19,344
Banc of America Alternative Loan Trust
03-2, CB3 5.750%, 4/25/33	16,926	17,534
03-10, 2A1 6.000%, 12/25/33	3,258	3,511
Banc of America Funding Corp. 04-4, 3A1 4.750%, 10/25/19	2,211	2,248
Banc of America Funding Trust
04-B, 2A1 2.568%, 11/20/34(2)	896	886
05-1, 1A1 5.500%, 2/25/35	603	609
06-2, 3A1 6.000%, 3/25/36	3,212	3,278
Banc of America Mortgage Trust 04-11, 5A1 6.500%, 8/25/32	889	903
Banc of America Mortgage Trust
04-7, 6A3 4.500%, 8/25/19	862	862
04-11, 2A1 5.750%, 1/25/35	1,773	1,813
05-3, 1A15 5.500%, 4/25/35	1,979	2,008
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust 04-22CB, 1A1 6.000%, 10/25/34	27,323	28,781

See Notes to Financial Statements

9

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Bank of America (Merrill Lynch – Countrywide) Asset-Backed Certificates
04-10, AF6 4.485%, 12/25/34(2)	$1,007	$1,033
05-1 AF5A 5.211%, 7/25/35(2)	13,627	13,488
05-12, 2A3 4.791%, 2/25/36(2)	4,191	4,299
Bank of America (Merrill Lynch – Countrywide) Commercial Mortgage Trust 06-4, A3 5.172%, 12/12/49	8,533	8,783
Bank of America (Merrill Lynch – Countrywide) Home Loan Mortgage Pass-Through-Trust
04-6, 1A2 2.610%, 5/25/34(2)	1,683	1,675
04-4, A6 5.500%, 5/25/34	1,249	1,279
Bank of America (Merrill Lynch – Countrywide) Mortgage Trust 06-C1, AM 5.865%, 5/12/39(2)	7,570	7,714
Bank of America (Merrill Lynch – Deutsche Bank Trust) 12-OSI, A2FX 144A 3.352%, 4/13/29(3)	19,916	20,347
Bank of America (Merrill Lynch) Mortgage Investors, Inc. 98-C1, B 6.750%, 11/15/26(2)	10,000	10,642
Bank of America (Merrill Lynch) Commercial Mortgage Trust 06-3, A4 5.414%, 7/12/46(2)	10,005	10,250

	PAR VALUE	VALUE
Non-Agency (continued)
Barclays (Lehman Brothers) – UBS Commercial Mortgage Trust
06-C3, AM 5.712%, 3/15/39(2)	$7,615	$7,723
07-C2, A3 5.430%, 2/15/40	6,369	6,636
07-C6, A4 5.858%, 7/15/40(2)	13,473	14,045
07-C7, A3 5.866%, 9/15/45(2)	11,008	11,855
Bayview Commercial Asset Trust
07-5A, A2 144A 1.094%, 10/25/37(2)(3)	2,676	3,059
08-1, A3 144A 1.694%, 1/25/38(2)(3)	32,808	31,582
Bayview Financial Acquisition Trust 07-A, 1A2 6.205%, 5/28/37(2)	7,796	8,189
Bayview Financial Mortgage-Pass-Through Trust
06-A, 1A2 5.483%, 2/28/41(2)	41	43
06-A, 1A4 6.087%, 2/28/41(2)	16,408	17,200
BCRR Trust 09-1, 2A1 5.858%, 7/17/40(2)	2,871	2,934
Citicorp Mortgage Securities, Inc. 07-1,A1 5.500%, 1/25/22	203	204
Citicorp Residential Mortgage Securities, Inc. 07-12, A6 5.503%, 6/25/37	5,576	5,764
Citigroup – Deutsche Bank Commercial Mortgage Trust
06-CD2, A4 5.488%, 1/15/46(2)	1,672	1,673
07-CD4, A4 5.322%, 12/11/49	4,505	4,651
07-CD4, AMFX 5.366%, 12/11/49(2)	13,955	14,425

See Notes to Financial Statements

10

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Citigroup Commercial Mortgage Trust
07-C6, A1A 5.900%, 12/10/49(2)	$26,496	$27,989
07-C6, A4 5.900%, 12/10/49(2)	388	410
08-C7, AM 6.349%, 12/10/49(2)	12,335	13,271
10-RR3, MLSR 144A 5.810%, 6/14/50(2)(3)	3,134	3,282
Citigroup Mortgage Loan Trust, Inc.
03-UP3, A2 7.000%, 9/25/33	841	884
04-UST1, A3 2.248%, 8/25/34(2)	1,622	1,625
04-NCM2, 2CB2 6.750%, 8/25/34	12,524	13,283
14-A, A 144A 4.000%, 1/25/35(2)(3)	16,322	16,878
05-5, 2A3 5.000%, 8/25/35	624	621
Colony Multi-Family Commercial Mortgage-Backed Securities 14-1, A 144A 2.543%, 4/20/50(3)	19,232	19,226
Commercial Mortgage Trust
10-C1, D 144A 6.188%, 7/10/46(2)(3)	6,669	7,307
07-GG11, AM 5.867%, 12/10/49(2)	19,989	21,111
Credit Suisse Commercial Mortgage Trust
07-C1, A1A 5.361%, 2/15/40	37,912	39,351
07-C5, A1AM 5.870%, 9/15/40(2)	21,039	21,389
14-LVR2, A2 144A 3.927%, 4/25/44(2)(3)	14,150	14,573
07-C2, A3 5.542%, 1/15/49(2)	12,995	13,575

	PAR VALUE	VALUE
Non-Agency (continued)
Credit Suisse First Boston Mortgage Securities Corp.
03-27, 5A3 5.250%, 11/25/33	$1,817	$1,853
04-8, 7A1 6.000%, 12/25/34	6,049	6,383
Deutsche Bank-UBS Mortgage Trust 11-LC3A, D 144A 5.583%, 8/10/44(2)(3)	6,306	6,733
Extended Stay America Trust 13-ESH7, A17 144A 2.295%, 12/5/31(3)	16,230	16,254
Fannie Mae Connecticut Avenue Securities 14-C02, 2M2 2.799%, 5/25/24(2)	1,420	1,276
FDIC Trust 13-N1, A 144A 4.500%, 10/25/18(3)	2,548	2,553
GAHR Commercial Mortgage Trust 15-NRF, CFX 144A 3.495%, 12/15/19(2)(3)	16,875	16,826
GMAC Mortgage Corp. Loan Trust
06-HLTV, A4 5.810%, 10/25/29	1,710	1,720
03-J7, A10 5.500%, 11/25/33	1,321	1,354
04-AR1, 12A 3.038%, 6/25/34(2)	9,022	9,175
05-AR1, 5A 3.273%, 3/18/35(2)	2,867	2,829
Goldman Sachs Mortgage Securities Trust
07-GG,10 5.989%, 8/10/45(2)	2,976	3,166
II 07-GG10, A4 5.989%, 8/10/45(2)	18,831	19,860
Goldman Sachs Residential Mortgage Loan Trust
05-5F, B1 5.752%, 6/25/35(2)	2,862	2,783

See Notes to Financial Statements

11

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
07-1F, 2A2 5.500%, 1/25/37	$470	$447
GSAA Home Equity Trust
05-1, AF4 5.303%, 11/25/34(2)	609	641
05-12, AF3W 4.999%, 9/25/35(2)	4,851	4,979
Hilton USA Trust 13-HLT, EFX 144A 4.602%, 11/5/30(2)(3)	21,980	22,193
Home Equity Loan Trust 07-HSA3, AI4 6.110%, 6/25/37(2)	9,928	10,051
IMC Home Equity Loan Trust 97-5, A9 7.310%, 11/20/28	2,976	2,987
Jefferies Resecuritization Trust
14-R1, 1A1 144A 4.000%, 12/27/37(3)	9,828	9,836
14-R1, 2A1 144A 4.000%, 12/27/37(3)	7,664	7,659
JPMorgan Chase (Bear Stearns) Adjustable Rate Mortgage Trust 04-10, 14A1 144A 2.754%, 1/25/35(2)(3)	1,645	1,607
JPMorgan Chase (Bear Stearns) Asset Backed Securities Trust 03-AC4. A 5.500%, 9/25/33(2)	7,841	8,095
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities, Inc.
06-T22, AM 5.795%, 4/12/38(2)	10,700	10,852
06-PW12, AM 5.940%, 9/11/38(2)	9,250	9,468
06-PW14, AM 5.243%, 12/11/38	5,000	5,194

	PAR VALUE	VALUE
Non-Agency (continued)
05-PW10, AM 5.449%, 12/11/40(2)	$14,480	$14,518
06-PWR13, AM 5.582%, 9/11/41(2)	3,272	3,377
07- PW15, AM 5.363%, 2/11/44	13,247	13,608
07- PW17, A4 5.694%, 6/11/50(2)	21,890	23,116
07-PW18, AM 6.084%, 6/11/50(2)	12,400	13,374
JPMorgan Chase (Washington Mutual) Mortgage Pass-Through Certificates Trust
04-CB1, 5A 5.000%, 6/25/19	1,215	1,242
03-AR6, A1 2.555%, 6/25/33(2)	1,065	1,066
03-AR4, 2A1 2.258%, 8/25/33(2)	332	328
04-CB1, 2A 5.000%, 6/25/34	3,445	3,560
JPMorgan Chase Commercial Mortgage Securities Trust
09-IWST, A1 144A 4.314%, 12/5/27(3)	5,770	6,107
10-CNTR, A2 144A 4.311%, 8/5/32(3)	11,503	12,561
10-CNTR, D 144A 6.390%, 8/5/32(2)(3)	765	865
15-SGP, B 144A 2.944%, 7/15/36(2)(3)	13,925	13,925
14-1, 1A1 144A 4.000%, 1/25/44(2)(3)	26,408	27,671
06-LDP7, AM 6.100%, 4/15/45(2)	22,312	22,829
06-LDP7, A4 6.100%, 4/15/45(2)	8,734	8,867
06-LDP9, A3 5.336%, 5/15/47	19,732	20,390
06-LDP9, AM 5.372%, 5/15/47	24,850	25,471
07-LDPX, AM 5.464%, 1/15/49(2)	32,275	33,175

See Notes to Financial Statements

12

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
07-LD12, A4 5.882%, 2/15/51(2)	$15,529	$16,331
JPMorgan Chase Mortgage Trust 15-5, A2 144A 2.912%, 5/25/45(2)(3)	13,675	13,806
JPMorgan Chase Mortgage Trust
14-2, 2A2 144A 3.500%, 6/25/29(2)(3)	13,985	14,415
06-A2, 4A1 144A 2.718%, 8/25/34(2)(3)	2,147	2,154
04-A4, 2A1 2.545%, 9/25/34(2)(3)	3,945	4,008
05-A1, 4A1 144A 2.739%, 2/25/35(2)(3)	855	862
05-A2, 4A1 144A 2.139%, 4/25/35(2)(3)	1,187	1,160
05-A4, 3A1 144A 2.310%, 7/25/35(2)(3)	5,822	5,806
06-A6, 3A3L 144A 5.055%, 10/25/36(2)(3)	1,781	1,548
14-IVR3, 2A1 144A 3.000%, 9/25/44(2)(3)	5,777	5,807
MASTR Adjustable Rate Mortgages Trust 04-12,3A1 2.749%, 11/25/34(2)	1,677	1,665
MASTR Alternative Loan Trust
04-7, 4A1 4.500%, 7/25/19	2,913	2,967
03-8, 2A1 5.750%, 11/25/33	6,463	6,776
04-4, 6A1 5.500%, 4/25/34	3,580	3,759
04-6, 7A1 6.000%, 7/25/34	6,318	6,429
04-7, 9A1 6.000%, 8/25/34	15,372	16,102
05-2, 2A1 6.000%, 1/25/35	3,748	3,984
05-2, 1A1 6.500%, 3/25/35	10,571	11,068

	PAR VALUE	VALUE
Non-Agency (continued)
MASTR Asset Securitization Trust 05-1, 1A1 5.000%, 5/25/20	$605	$610
MASTR Reperforming Loan Trust 05-1, 1A2 144A 6.500%, 8/25/34(3)	1,825	1,833
Morgan Stanley Capital I Trust
06-T23, AM 6.017%, 8/12/41(2)	10,575	10,894
08-T29, AM 6.461%, 1/11/43(2)	1,610	1,768
06-IQ12, A4 5.332%, 12/15/43	13,356	13,755
07-IQ14, A4 5.692%, 4/15/49(2)	17,390	18,142
07-IQ14, AM 5.865%, 4/15/49(2)	15,932	16,545
07- LQ16, A4 5.809%, 12/12/49	21,232	22,582
Morgan Stanley Mortgage Loan Trust
04-2AR, 3A 2.171%, 2/25/34(2)	1,796	1,793
04-2AR, 4A 2.569%, 2/25/34(2)	1,415	1,429
Morgan Stanley Residential Mortgage Loan Trust 14-1A, A1 144A 2.987%, 6/25/44(2)(3)	8,255	8,413
Motel 6 Trust 15-MTL6, B 144A 3.298%, 2/5/30(3)	9,275	9,346
New Residential Mortgage Loan Trust
14-1A, A 144A 3.750%, 1/25/54(2)(3)	8,487	8,764
14-2A, 3A 144A 3.750%, 5/25/54(2)(3)	2,513	2,621
14-3A, AFX3 144A 3.750%, 11/25/54(2)(3)	6,939	7,180
Nomura Asset Acceptance Corp. 04-R3, A1 144A 6.500%, 2/25/35(3)	7,630	7,790

See Notes to Financial Statements

13

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Residential Accredit Loans, Inc.
03-QS6, A4 4.250%, 3/25/33	$952	$960
03-QS17, CB5 5.500%, 9/25/33	1,368	1,409
05-QS1, A5 5.500%, 1/25/35	1,176	1,186
Residential Asset Mortgage Products, Inc.
04-SL2, A3 7.000%, 10/25/31	2,095	2,203
04-SL1, A8 6.500%, 11/25/31	2,374	2,438
05-SL2, A4 7.500%, 2/25/32	2,100	2,195
04-SL4, A3 6.500%, 7/25/32	1,469	1,511
03-RS8, AI7 5.015%, 9/25/33(2)	541	547
Residential Asset Securitization Trust
03-A11, A9 5.750%, 11/25/33	2,813	2,887
04-A1, A5 5.500%, 4/25/34	13,366	13,558
Residential Funding Mortgage Securities I, Inc.
06-S12, 1A1 5.500%, 12/25/21	1,237	1,257
05-S1, 1A2 5.500%, 2/25/35	943	950
Residential Funding Mortgage Securities II Home Loan Trust 06-H11, M1 6.010%, 2/25/36(2)	1,088	1,088
Sequoia Mortgage Trust
14-2, A1 144A 4.000%, 7/25/44(2)(3)	10,687	11,014
15-1, A1 144A 3.500%, 1/25/45(2)(3)	10,544	10,641

	PAR VALUE	VALUE
Non-Agency (continued)
Structured Adjustable Rate Mortgage Loan Trust
03-30, 2A1 5.071%, 10/25/33(2)	$4,145	$4,234
04-4, 3A1 2.513%, 4/25/34(2)	817	810
04-4, 3A4 2.513%, 4/25/34(2)	2,788	2,763
04-4, 3A2 2.513%, 4/25/34(2)	3,613	3,614
04-5, 3A2 2.453%, 5/25/34(2)	1,755	1,750
04-14, 7A 2.439%, 10/25/34(2)	12,752	12,786
Structured Asset Securities Corp. Assistance Loan Trust 03-AL1, A 144A 3.357%, 4/25/31(3)	9,020	8,877
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
02-AL1, A3 3.450%, 2/25/32	11,064	10,935
03-33H, 1A1 5.500%, 10/25/33	3,901	3,981
03-34A, 6A 2.637%, 11/25/33(2)	2,833	2,774
04-15, 3A3 5.500%, 9/25/34	2,688	2,726
Towd Point Mortgage Trust 15-3, A1B 144A 3.000%, 3/25/54(2)(3)	7,159	7,209
Vericrest Opportunity Loan Trust
15-NP11, A1 144A 3.625%, 7/25/45(3)	7,910	7,894
14-NP10, A1 144A 3.375%, 10/25/54(3)	2,761	2,752
14-NPL9, A1 144A 3.375%, 11/25/54(3)	9,278	9,264
15-NPL4, A1 144A 3.500%, 2/25/55(3)	5,533	5,521

See Notes to Financial Statements

14

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
15-NPL3, A1 144A 3.375%, 10/25/58(3)	$16,936	$16,885
VFC LLC 14-2, A 144A 2.750%, 7/20/30(3)	3,271	3,270
Wells Fargo (Royal Bank of Scotland plc) Commercial Mortgage Trust 11-C5, C 144A 5.822%, 11/15/44(2)(3)	1,800	1,988
Wells Fargo (Wachovia Bank Commercial Mortgage Trust)
04-C15, B 4.892%, 10/15/41	7,573	7,587
06-C25, A4 5.900%, 5/15/43(2)	6,563	6,615
07-31, AM 5.591%, 4/15/47(2)	34,000	35,736
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust
06-C25, AM 5.900%, 5/15/43(2)	18,625	18,986
07-C30, A5 5.342%, 12/15/43	39,765	41,140
07-C30, AM 5.383%, 12/15/43	25,695	26,707
07-C31, A4 5.509%, 4/15/47	14,562	14,859
07-C32, A3 5.901%, 6/15/49(2)	22,577	23,665
07-C33, A5 6.150%, 2/15/51(2)	1,265	1,357
Wells Fargo Mortgage Backed Securities Trust
06-17, A1 5.500%, 11/25/21	168	170
03-G, A1 2.616%, 6/25/33(2)	1,390	1,404
03-J, 5A1 2.615%, 10/25/33(2)	501	506

	PAR VALUE	VALUE
Non-Agency (continued)
04-4, A9 5.500%, 5/25/34	$2,080	$2,139
04-U, A1 2.669%, 10/25/34(2)	1,125	1,123
04-Z, 2A1 2.617%, 12/25/34(2)	6,918	6,918
04-CC, A1 2.623%, 1/25/35(2)	2,905	2,935
05-12, 1A1 5.500%, 11/25/35	4,678	4,766
05-14, 2A1 5.500%, 12/25/35	3,569	3,634
06-6, 1A15 5.750%, 5/25/36	442	437
07-16, 1A1 6.000%, 12/28/37	3,667	3,777
07-AR10, 2A1 5.956%, 1/25/38(2)	4,554	4,479
WinWater Mortgage Loan Trust 14-1, A1 144A 3.992%, 6/20/44(2)(3)	14,735	15,241

		1,644,848
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $1,864,345)		1,895,938
ASSET-BACKED SECURITIES—18.5%
American Credit Acceptance Receivables Trust 14-3, C 144A 3.430%, 6/10/20(3)	19,200	19,351
AmeriCredit Automobile Receivables Trust
12-1, C 2.670%, 1/8/18	2,636	2,646
12-3, D 3.030%, 7/9/18	19,762	20,075
12-4, D 2.680%, 10/9/18	7,150	7,241
13-2, D 2.420%, 5/8/19	23,090	23,284
14-1, D 2.540%, 5/8/20	18,320	18,457
14-2, C 2.180%, 6/8/20	19,450	19,538

See Notes to Financial Statements

15

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
15-3, C 2.730%, 3/8/21	$9,730	$9,775
Applebee’s LLC 14-1, A2 144A 4.277%, 9/5/44(3)	20,471	20,941
Ascentium Equipment Receivables 15-A1, B 144A 2.260%, 6/10/21(3)	5,400	5,469
Associates Manufactured Housing Pass-Through Certificates 96-1, B1 8.000%, 3/15/27(2)	1,527	1,637
Avant Loans Funding Trust 2015-A 144A 4.000%, 8/16/21(3)	4,113	4,113
Avis Budget Rental Car Funding LLC
(AESOP) 11-3A, A 144A 3.410%, 11/20/17(3)	12,848	13,136
(AESOP) 12-3A, A 144A 2.100%, 3/20/19(3)	23,085	23,254
(AESOP) 13-2A, A 144A 2.970%, 2/20/20(3)	2,635	2,713
BankAmerica Manufactured Housing Contract Trust 98-1, B1 7.810%, 8/10/25(2)	2,625	2,727
Barclays (Lehman Brothers) Manufactured Housing Contract Trust 01-B, A3 4.350%, 4/15/40	3,317	3,407
BCC Funding VIII LLC
14-A, B 144A 3.123%, 8/20/20(3)	2,799	2,823
14-1A, C 144A 4.216%, 8/20/20(3)	5,519	5,571
Beacon Container Finance LLC 12-1A, A 144A 3.720%, 9/20/27(3)	20,384	20,681

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
BXG Receivables Note Trust
10-A, A 144A 5.100%, 3/2/26(3)	$1,794	$1,849
12-A, A 144A 2.660%, 12/2/27(3)	4,201	4,193
13-A, A 144A 3.010%, 12/4/28(3)	7,234	7,296
15-A, A 144A 2.880%, 5/2/30(3)	3,294	3,302
California Republic Auto Receivables Trust
12-1, B 144A 1.760%, 1/16/18(3)	13,570	13,640
13-1, B 144A 2.240%, 1/15/19(3)	11,600	11,748
14-2, B 2.340%, 4/15/20	7,090	7,121
14-2, C 3.290%, 3/15/21	2,700	2,704
15-3, B 2.700%, 9/15/21	3,705	3,711
Capital Auto Receivables Asset Trust
13-1, C 1.740%, 10/22/18	5,425	5,446
13-4, C 2.670%, 2/20/19	2,950	2,989
15-2, C 2.670%, 8/20/20	7,250	7,285
CarFinance Capital Auto Trust
13-1A, B 144A 2.750%, 11/15/18(3)	5,541	5,572
13-A1, C 144A 3.450%, 3/15/19(3)	2,210	2,234
13-2A, B 144A 3.150%, 8/15/19(3)	19,350	19,596
14-1A, B 144A 2.720%, 4/15/20(3)	5,550	5,568
14-2A, B 144A 2.640%, 11/16/20(3)	3,455	3,483
14-2A, C 144A 3.240%, 11/16/20(3)	2,765	2,783
15-A1, B 144A 2.910%, 6/15/21(3)	6,000	6,077

See Notes to Financial Statements

16

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
CarMax Auto Owner Trust
14-2, B 1.880%, 11/15/19	$1,000	$1,007
15-2, C 2.390%, 3/15/21	2,275	2,280
CarNow Auto Receivables Trust
14-1A, D 144A 4.160%, 11/15/18(3)	3,000	2,959
14-1A, E 144A 5.530%, 1/15/20(3)	3,650	3,620
15-2,C 144A 3.880%, 4/15/20(3)	5,000	5,000
CCG Receivables Trust
14-1, B 144A 2.150%, 11/15/21(3)	5,080	5,103
15-1, A3 144A 1.920%, 1/17/23(3)	4,000	4,014
Centre Point Funding LLC 12-2A, 1 144A 2.610%, 8/20/21(3)	10,467	10,432
Cheesecake Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)	23,788	24,638
CLI Funding LLC 14-2A, A 144A 3.380%, 10/18/29(3)	7,721	7,791
CNH Equipment Trust 12-B, B 1.780%, 6/15/20	4,000	4,019
Conseco Financial Corp.
94-1, A5 7.650%, 4/15/19	68	70
01-3, A4 6.910%, 5/1/33(2)	10,396	11,456
DB Master Finance LLC
15-1A, A2I 144A 3.262%, 2/20/45(3)	4,975	5,004
15-A1, A2II 144A 3.980%, 2/20/45(3)	18,922	19,081
Diamond Resorts Owner Trust 14-1, A 144A 2.540%, 5/20/27(3)	7,312	7,387

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Direct Capital Funding IV LLC
13-1, D 144A 4.599%, 10/20/19(3)	$3,555	$3,598
13-A1, C 144A 4.830%, 11/20/20(3)	5,000	5,074
Domino’s Pizza Master Issuer LLC 12-1A, A2 144A 5.216%, 1/25/42(3)	19,325	19,905
Drive Auto Receivables Trust
15-DA, B 144A 2.590%, 12/16/19(3)	3,920	3,920
14-AA, C 144A 3.060%, 5/17/21(3)	18,650	18,858
15-AA, D 144A 4.120%, 6/15/22(3)	7,920	8,044
Drug Royalty LP II 14-1, A2 144A 3.484%, 7/15/23(3)	21,706	22,049
DT Auto Owner Trust
13-1A, C 144A 2.730%, 2/15/19(3)	6,527	6,536
13-2A, C 144A 3.060%, 9/16/19(3)	17,500	17,607
14-1A, C 144A 2.640%, 10/15/19(3)	18,900	19,007
14-2A, C 144A 2.460%, 1/15/20(3)	14,370	14,370
14-3A, C 144A 3.040%, 9/15/20(3)	4,840	4,897
15-1A, C 144A 2.870%, 11/16/20(3)	7,000	7,060
Exeter Automobile Receivables Trust
12-1A, C 144A 5.270%, 10/16/17(3)	4,427	4,463
12-2A, C 144A 3.060%, 7/16/18(3)	8,050	8,076
13-2A, B 144A 3.090%, 7/16/18(3)	17,820	17,956
14-1A, B 144A 2.420%, 1/15/19(3)	9,220	9,270
13-1A, C 144A 3.520%, 2/15/19(3)	20,725	21,034
14-1A, C 144A 3.570%, 7/15/19(3)	15,830	16,017

See Notes to Financial Statements

17

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
14-2A, C 144A 3.260%, 12/16/19(3)	$14,615	$14,634
15-A1, C 144A 4.100%, 12/15/20(3)	14,505	14,785
15-2A, C 144A 3.900%, 3/15/21(3)	17,705	17,947
14-3A, D 144A 5.690%, 4/15/21(3)	13,875	14,211
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	20,914	21,131
First Investors Auto Owner Trust 15-1A, C 144A 2.710%, 6/15/21(3)	5,000	4,967
Flagship Credit Auto Trust
14-2, D 144A 5.210%, 2/15/21(3)	9,560	9,664
15-2, C 144A 4.080%, 12/15/21(3)	6,495	6,522
Foursight Capital Automobile Receivables Trust
14-1, B 144A 3.560%, 11/22/21(3)	4,704	4,784
15-1, B 144A 4.120%, 9/15/22(3)	5,589	5,656
Global Science Finance S.A.R.L.
13-1A, A 144A 2.980%, 4/17/28(3)	11,716	11,811
13-2A, A 144A 3.670%, 11/17/28(3)	5,656	5,649
Gold Key Resorts LLC 14-A, A 144A 3.220%, 5/17/31(3)	10,312	10,383
GreatAmerica Leasing Receivables Funding, LLC 13-1, A4 144A 1.160%, 5/15/18(3)	2,235	2,238
Greater Capital Association of Realtors 15-1A, C 9.790%, 10/15/25	8,195	8,183

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Hertz Vehicle Financing LLC
11-1A, A2 144A 3.290%, 3/25/18(3)	$12,290	$12,603
15-2A, A 144A 2.020%, 9/25/19(3)	6,705	6,704
Hilton Grand Vacations Trust
13-A, A 144A 2.280%, 1/25/26(3)	10,191	10,271
14-AA, A 144A 1.770%, 11/25/26(3)	13,908	13,757
Hyundai Auto Receivables Trust
14-B, D 2.510%, 12/15/20	9,675	9,653
15-A, D 2.730%, 6/15/21	8,950	9,117
IndyMac Manufactured Housing Contract 98-1, A3 6.370%, 9/25/28	998	1,023
LEAF II Receivables Funding LLC 13-1, C 144A 3.460%, 9/15/21(3)	6,850	6,873
LEAF Receivables Funding 10 LLC
15-1, D 144A 3.740%, 5/17/21(3)	800	793
15-1, E1 144A 5.210%, 7/15/21(3)	4,500	4,458
15-1, E2 144A 6.000%, 6/15/23(3)	2,455	2,370
LEAF Receivables Funding 8 LLC 12-1, D 144A 4.680%, 9/15/20(3)	5,859	5,938
LEAF Receivables Funding 9 LLC 13-1, D 144A 5.110%, 9/15/21(3)	655	673
Marriott Vacation Club Owner Trust
12-1A, A 144A 2.510%, 5/20/30(3)	16,412	16,529

See Notes to Financial Statements

18

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
10-1A, A 144A 3.540%, 10/20/32(3)	$534	$547
10-1A, B 144A 4.520%, 10/20/32(3)	1,041	1,074
MVW Owner Trust 15-1A, B 144A 2.960%, 12/20/32(3)	2,177	2,192
National City Mortgage Capital Trust 08-1, 2A1 6.000%, 3/25/38	2,432	2,548
Nations Equipment Finance Funding I LLC
13-1A, B 144A 3.818%, 5/20/21(3)	1,054	1,056
13-1A, C 144A 5.500%, 5/20/21(3)	7,833	7,850
OneMain Financial Issuance Trust
14-1A, A 144A 2.430%, 6/18/24(3)	16,940	16,939
15-2A, A 144A 2.570%, 7/18/25(3)	19,675	19,630
15-A1, A 144A 3.190%, 3/18/26(3)	11,875	11,995
Orange Lake Timeshare Trust
12-AA, A 144A 3.450%, 3/10/27(3)	5,200	5,347
14-AA, A 144A 2.290%, 7/9/29(3)	4,181	4,197
Prestige Auto Receivables Trust 14-1A, C 144A 2.390%, 5/15/20(3)	7,000	7,066
Santander Drive Auto Receivables Trust
12-2, D 3.870%, 2/15/18	31,045	31,618
12-6, C 1.940%, 3/15/18	7,358	7,382
12-5, C 2.700%, 8/15/18	4,850	4,885
12-6, D 2.520%, 9/17/18	17,455	17,642
13-1, D 2.270%, 1/15/19	23,445	23,590

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
13-3, C 1.810%, 4/15/19	$17,215	$17,261
13-5, D 2.730%, 10/15/19	20,100	20,336
14-3, C 2.130%, 8/17/20	16,400	16,525
14-4, D 3.100%, 11/16/20	6,650	6,715
Sierra Timeshare Receivables Funding LLC
10-3A, B 144A 4.440%, 11/20/25(3)	2,016	2,023
11-1A, B 144A 4.230%, 4/20/26(3)	1,887	1,897
12-2A, B 144A 3.420%, 3/20/29(3)	2,719	2,756
12-3A, A 144A 1.870%, 8/20/29(3)	9,847	9,880
13-1A, A 144A 1.590%, 11/20/29(3)	3,736	3,709
14-1A, A 144A 2.070%, 3/20/30(3)	3,914	3,937
14-2A, A 144A 2.050%, 6/20/31(3)	5,803	5,848
Silverleaf Finance LLC
XV 12-D, A 144A 3.000%, 3/17/25(3)	5,720	5,783
XVII 13-12, A1 144A 2.680%, 3/16/26(3)	4,879	4,897
XVIII 14-A, A 144A 2.810%, 1/15/27(3)	3,635	3,649
SLM Private Education Loan Trust
13-B, A2A 144A 1.850%, 6/17/30(3)	4,500	4,491
13-C, A2A 144A 2.940%, 10/15/31(3)	5,000	5,166
SNAAC Auto Receivables Trust 14-1A, C 144A 2.210%, 1/15/20(3)	11,085	11,118
SoFi Professional Loan Program LLC
14-A, A2 144A 3.020%, 10/25/27(3)	2,180	2,219
14-B, 2A 144A 2.550%, 8/27/29(3)	1,705	1,713

See Notes to Financial Statements

19

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
15-A, A2 144A 2.420%, 3/25/30(3)	$6,625	$6,618
SolarCity LMC Series III LLC 14-2, A 144A 4.020%, 7/20/44(3)	8,287	8,166
Structured Asset Securities Corp. 01-SB1, A2 3.375%, 8/25/31	2,043	2,015
SVO VOI Mortgage Corp.
10-AA, A 144A 3.650%, 7/20/27(3)	3,150	3,184
12-AA, A 144A 2.000%, 9/20/29(3)	6,937	6,910
TAL Advantage V LLC
13-1A A 144A 2.830%, 2/22/38(3)	12,416	12,499
14-3A, A 144A 3.270%, 11/21/39(3)	11,990	12,154
TCF Auto Receivables Owner Trust
14-1A, B 144A 2.330%, 5/15/20(3)	1,733	1,757
14-1A, C 144A 3.120%, 4/15/21(3)	2,035	2,080
Textainer Marine Containers Ltd.
13-1A, A 144A 3.900%, 9/20/38(3)	16,000	16,000
14-1A, A 144A 3.270%, 10/20/39(3)	4,133	4,197
Tidewater Auto Receivables Trust
12-AA, B 144A 2.430%, 4/15/19(3)	3,387	3,390
14-AA, C 144A 2.560%, 8/15/19(3)	3,500	3,513
Trip Rail Master Funding LLC
11-1A, A1A 144A 4.370%, 7/15/41(3)	14,496	15,052
14-1A, A1 144A 2.863%, 4/15/44(3)	4,165	4,213
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(3)	22,728	23,640

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Volvo Financial Equipment LLC
13-1A, B 144A 1.240%, 8/15/19(3)	$15,835	$15,840
14-1A, C 144A 1.940%, 11/15/21(3)	6,000	6,037
Welk Resorts LLC
13-A, A 144A 3.100%, 3/15/29(3)	4,420	4,462
15-AA, A 144A 2.790%, 6/16/31(3)	7,473	7,503
Wendy’s Funding LLC 15-1A, A2II 144A 4.080%, 6/15/45(3)	18,420	18,580
Westgate Resorts LLC 12-2A, A 144A 3.000%, 1/20/25(3)	345	346
Westlake Automobile Receivables Trust
14-1A, C 144A 1.700%, 11/15/19(3)	6,165	6,158
15-1A, C 144A 2.290%, 11/16/20(3)	8,500	8,523
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $1,414,982)		1,426,683
CORPORATE BONDS AND NOTES—36.5%
Consumer Discretionary—2.5%
Alibaba Group Holding Ltd. 144A 2.500%, 11/28/19(3)	6,600	6,477
Boyd Gaming Corp.
9.000%, 7/1/20	5,350	5,712
6.875%, 5/15/23	1,340	1,367
Brookfield Residential Properties, Inc. 144A 6.500%, 12/15/20(3)	5,810	5,767
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(10)	3,625	2,991
CCO Holdings LLC 7.375%, 6/1/20	6,700	6,976
CCO Safari II LLC 144A 4.464%, 7/23/22(3)	2,605	2,605

See Notes to Financial Statements

20

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Consumer Discretionary (continued)
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	$14,945	$15,038
Columbus International, Inc. series B, 144A 7.375%, 3/30/21(3)	2,330	2,420
International Game Technology plc
7.500%, 6/15/19	1,115	1,176
144A 5.625%, 2/15/20(3)	3,245	3,164
144A 6.250%, 2/15/22(3)	8,185	7,653
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	8,530	9,138
Marriott International, Inc. Series N, 3.125%, 10/15/21	13,545	13,746
MGM Resorts International 6.750%, 10/1/20	6,500	6,744
Nielsen Finance LLC (Nielsen Finance Co.) 144A 5.000%, 4/15/22(3)	19,395	18,837
Numericable Group SA 144A 4.875%, 5/15/19(3)	8,295	8,046
QVC, Inc. 3.125%, 4/1/19	12,765	12,737
Scientific Games International, Inc. 144A 7.000%, 1/1/22(3)	12,535	12,441
Toll Brothers Finance Corp.
4.000%, 12/31/18	14,890	15,337
6.750%, 11/1/19	14,716	16,776
TRI Pointe Holdings, Inc. 4.375%, 6/15/19	13,872	13,664

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Wyndham Worldwide Corp. 2.500%, 3/1/18	$2,960	$2,964

		191,776

Consumer Staples—0.2%
CVS Health Corp. 2.800%, 7/20/20	11,400	11,596
Kraft Heinz Foods Co.
144A 2.800%, 7/2/20(3)	2,680	2,697
144A 3.500%, 7/15/22(3)	2,855	2,917

		17,210

Energy—4.4%
Afren plc 144A 11.500%, 2/1/16(3)(10)	4,790	120
Antero Resources Corp. 144A 5.625%, 6/1/23(3)	6,835	6,032
Blue Racer Midstream LLC (Blue Racer Finance Corp.) 144A 6.125%, 11/15/22(3)	4,595	4,388
CNOOC Finance Propriety Ltd. 2.625%, 5/5/20	5,800	5,717
Denbury Resources, Inc. 5.500%, 5/1/22	7,225	4,317
Energy Transfer Partners LP 4.150%, 10/1/20	14,620	14,789
EP Energy LLC (Everest Acquisition Finance, Inc.) 9.375%, 5/1/20	15,345	13,273
FTS International, Inc. 6.250%, 5/1/22	2,245	707
Gazprom OAO (Gaz Capital SA) 144A 4.950%, 5/23/16(3)(5)	5,000	5,075
IPIC GMTN Ltd. RegS 3.750%, 3/1/17(4)	10,000	10,300
Kinder Morgan, Inc.
3.050%, 12/1/19	4,805	4,718

See Notes to Financial Statements

21

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Energy (continued)
144A 5.625%, 11/15/23(3)	$15,495	$15,198
Kunlun Energy Co., Ltd. 144A 2.875%, 5/13/20(3)	5,000	4,919
Linn Energy LLC 6.500%, 5/15/19	9,980	2,794
Lukoil OAO International Finance BV 144A 3.416%, 4/24/18(3)	6,000	5,760
Markwest Energy Partners LP (Markwest Energy Finance Corp.) 5.500%, 2/15/23	11,935	11,622
Midcontinent Express Pipeline LLC 144A 6.700%, 9/15/19(3)	7,500	7,350
Newfield Exploration Co.
5.750%, 1/30/22	1,640	1,591
5.625%, 7/1/24	7,925	7,529
NGL Energy Partners LP (NGL Energy Finance Corp.) 5.125%, 7/15/19	18,475	16,905
Pacific Exploration and Production Corp. 144A 5.375%, 1/26/19(3)	13,565	5,189
Petrobras Global Finance BV
3.250%, 3/17/17	21,600	19,062
3.000%, 1/15/19	13,420	9,696
Petroleos de Venezuela SA
RegS 8.500%, 11/2/17(4)	41,325	27,791
144A 6.000%, 5/16/24(3)	12,980	4,210
Petroleos Mexicanos 4.875%, 1/24/22	10,000	9,938
Petronas Capital Ltd. 144A 3.125%, 3/18/22(3)	5,000	4,883
PHI, Inc. 5.250%, 3/15/19	6,275	5,428

	PAR VALUE		VALUE
Energy (continued)
Pride International, Inc. 8.500%, 6/15/19	$4,065		$4,209
QEP Resources, Inc. 6.875%, 3/1/21	22,275		20,604
QGOG Constellation SA 144A 6.250%, 11/9/19(3)	7,925		3,527
Regency Energy Partners LP (Regency Energy Finance Corp.) 5.750%, 9/1/20	12,815		13,756
Rosneft Finance SA RegS 7.500%, 7/18/16(4)	13,235		13,582
Sabine Oil & Gas Corp. 7.250%, 6/15/19(10)	9,035		1,310
Sabine Pass Liquefaction LLC
5.625%, 2/1/21	8,000		7,460
6.250%, 3/15/22	8,415		7,868
Sinopec Capital Ltd. 144A 1.875%, 4/24/18(3)	11,750		11,623
Sunoco LP (Sunoco Finance Corp.) 144A 5.500%, 8/1/20(3)	15,750		15,592
Transocean, Inc. 6.875%, 12/15/21	13,020		9,700
Weatherford International Ltd. 9.625%, 3/1/19	4,110		4,403

			342,935

Financials—16.8%
ABN AMRO Bank N.V. 144A 4.250%, 2/2/17(3)	4,425		4,581
Aercap Ireland Capital Ltd. (Aercap Global Aviation Trust) 3.750%, 5/15/19	5,930		5,841
Air Lease Corp. 2.625%, 9/4/18	5,495		5,488
Akbank TAS 144A 7.500%, 2/5/18(3)	12,140	TRY	3,487

See Notes to Financial Statements

22

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Allstate Corp. 6.125%, 5/15/37(2)	$4,730	$4,765
Ally Financial, Inc. 3.250%, 2/13/18	4,285	4,226
American Campus Communities Operating Partnership LP 3.350%, 10/1/20	2,040	2,064
American Tower Trust I 144A 1.551%, 3/15/18(3)	6,900	6,846
Ares Capital Corp. 3.875%, 1/15/20	5,715	5,891
Associated Banc Corp. 5.125%, 3/28/16	8,635	8,767
Aviation Capital Group Corp.
144A 3.875%, 9/27/16(3)	10,380	10,497
144A 2.875%, 9/17/18(3)	4,415	4,411
Banco Continental SA (Continental Senior Trustees II Cayman Ltd.) 144A 5.750%, 1/18/17(3)(5)	10,000	9,875
Banco de Credito del Peru 144A 2.750%, 1/9/18(3)	15,836	15,757
Banco Santander Brasil SA
144A 8.000%, 3/18/16(3)	28,335BRL	6,790
144A 4.625%, 2/13/17(3)	9,300	9,300
Banco Santander Chile 144A 2.209%, 6/7/18(2)(3)	5,300	5,340
Bangkok Bank PCL 144A 2.750%, 3/27/18(3)	16,550	16,729
Bank of America Corp.
(Countrywide Financial Corp.) 6.250%, 5/15/16	9,110	9,369
2.000%, 1/11/18	14,905	14,961
5.490%, 3/15/19	2,868	3,151

	PAR VALUE	VALUE
Financials (continued)
Bank of Baroda 144A 4.875%, 7/23/19(3)	$23,575	$25,143
Bank of Georgia JSC 144A 7.750%, 7/5/17(3)	10,110	10,506
Bank of India
144A 3.250%, 4/18/18(3)	22,470	22,874
144A 3.625%, 9/21/18(3)	10,200	10,400
Barclays Bank plc 144A 6.050%, 12/4/17(3)	13,130	14,199
BBVA Banco Continental SA 144A 3.250%, 4/8/18(3)	8,270	8,342
Blackstone Holdings Finance Co. LLC 144A 6.625%, 8/15/19(3)	7,105	8,273
Block Financial LLC 4.125%, 10/1/20	11,380	11,390
Brixmor Operating Partnership LP 3.875%, 8/15/22	5,570	5,621
Capital One NA 2.400%, 9/5/19	5,000	4,968
China Cinda Finance Ltd. 144A 4.000%, 5/14/19(3)	12,775	12,899
Citigroup, Inc.
0.603%, 6/9/16(2)	3,400	3,383
5.500%, 2/15/17	23,460	24,699
2.500%, 9/26/18	10,000	10,132
Comerica Bank, Inc. 5.750%, 11/21/16	5,940	6,233
Corpbanca SA
3.125%, 1/15/18	8,000	7,982
144A 3.875%, 9/22/19(3)	4,000	4,037
Corrections Corp of America 5.000%, 10/15/22	6,845	6,896
Daimler Finance North America LLC 144A 2.625%, 9/15/16(3)	11,000	11,113
Digital Delta Holdings LLC 144A 3.400%, 10/1/20(3)	11,735	11,780

See Notes to Financial Statements

23

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Digital Realty Trust LP 3.950%, 7/1/22	$8,175	$8,167
Discover Bank 8.700%, 11/18/19	1,750	2,091
DNB Bank ASA 144A 3.200%, 4/3/17(3)	24,700	25,341
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	14,685	14,355
Fidelity National Financial, Inc. 6.600%, 5/15/17	6,475	6,922
Fifth Third Bancorp 4.500%, 6/1/18	6,745	7,177
First Tennessee Bank N.A.
5.650%, 4/1/16	15,664	15,970
2.950%, 12/1/19	4,500	4,553
Ford Motor Credit Co. LLC
4.207%, 4/15/16	10,000	10,157
5.000%, 5/15/18	10,000	10,636
FS Investment Corp. 4.250%, 1/15/20	7,725	7,860
General Motors Financial Co., Inc.
4.750%, 8/15/17	25,655	26,627
3.500%, 7/10/19	9,715	9,825
Genworth Holdings, Inc.
7.200%, 2/15/21	5,000	5,013
7.625%, 9/24/21	13,825	13,514
GLP Capital LP (GLP Financing II, Inc.) 4.875%, 11/1/20	18,265	18,493
Goldman Sachs Group, Inc. (The)
5.625%, 1/15/17	14,000	14,703
2.900%, 7/19/18	8,200	8,409
7.500%, 2/15/19	2,451	2,865
Government Properties Income Trust 3.750%, 8/15/19	2,905	2,979

	PAR VALUE	VALUE
Financials (continued)
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	$26,900	$26,530
HBOS plc 144A 6.750%, 5/21/18(3)	685	755
HCP, Inc. 3.750%, 2/1/19	4,940	5,158
Health Care REIT, Inc. 4.125%, 4/1/19	4,100	4,334
HSBC USA, Inc. 2.625%, 9/24/18	19,485	19,829
Huntington Bancshares, Inc. 7.000%, 12/15/20	17,065	20,146
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(2)(3)(6)(7)	13,210	13,737
Hyundai Capital Services, Inc.
144A 3.750%, 4/6/16(3)	500	506
144A 1.450%, 2/6/17(3)	8,000	7,996
144A 2.125%, 10/2/17(3)	2,940	2,950
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.)
3.500%, 3/15/17	965	968
4.875%, 3/15/19	1,520	1,522
ICICI Bank Ltd. RegS 4.700%, 2/21/18(4)	13,000	13,636
Industrial & Commercial Bank of China Ltd. 3.231%, 11/13/19	6,275	6,394
ING Bank NV 144A 1.375%, 3/7/16(3)	9,000	9,022
International Lease Finance Corp. 3.875%, 4/15/18	18,635	18,588
Intesa San Paolo S.p.A 3.125%, 1/15/16	12,190	12,255
iStar Financial, Inc.
4.000%, 11/1/17	12,900	12,448
4.875%, 7/1/18	12,250	11,898
5.000%, 7/1/19	2,440	2,329

See Notes to Financial Statements

24

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Itau Unibanco Holding SA 144A 2.850%, 5/26/18(3)	$17,300	$16,262
Jefferies Group LLC
5.125%, 4/13/18	6,541	6,867
6.875%, 4/15/21	3,725	4,187
JPMorgan Chase & Co.
Series Z, 5.300%(2)(6)(7)	3,985	3,925
6.125%, 6/27/17	8,850	9,512
Korea Development Bank 3.500%, 8/22/17	9,750	10,086
Lazard Group LLC 4.250%, 11/14/20	7,765	8,226
Lincoln National Corp.
8.750%, 7/1/19	15,040	18,371
6.050%, 4/20/67(2)(7)	2,885	2,423
Macquarie Group Ltd.
144A 3.000%, 12/3/18(3)	4,870	4,938
144A 6.000%, 1/14/20(3)	10,950	12,287
McGraw Hill Financial, Inc. 144A 3.300%, 8/14/20(3)	15,097	15,362
MDC-GMTN B.V. 144A 3.750%, 4/20/16(3)	4,000	4,062
Morgan Stanley
5.550%, 4/27/17	10,200	10,824
144A 10.090%, 5/3/17(3)	22,595BRL	5,300
MPT Operating Partnership LP (MPT Finance Corp.) 6.375%, 2/15/22	1,150	1,202
MUFG Union Bank NA
Series CD, 1.500%, 9/26/16	2,000	2,008
2.625%, 9/26/18	2,700	2,746
New York Life Global Funding 144A 1.950%, 2/11/20(3)	2,855	2,842
ORIX Corp. 5.000%, 1/12/16	5,228	5,283

	PAR VALUE	VALUE
Financials (continued)
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(3)(5)	$14,800	$14,676
PNC Funding Corp. 5.625%, 2/1/17	3,130	3,296
Principal Life Global Funding II 144A 2.250%, 10/15/18(3)	17,580	17,858
Prudential Financial, Inc. 8.875%, 6/15/38(2)(7)	11,200	12,855
QBE Insurance Group Ltd. 144A 2.400%, 5/1/18(3)	7,750	7,802
Regions Bank 7.500%, 5/15/18	2,369	2,659
Royal Bank of Scotland Group plc (The) 6.400%, 10/21/19	3,130	3,517
Russian Agricultural Bank OJSC (RSHB Capital SA)
144A 5.298%, 12/27/17(3)	13,655	13,563
144A 5.100%, 7/25/18(3)(5)	8,750	8,531
Sabra Health Care LP 5.500%, 2/1/21	9,610	10,042
Santander Holdings USA, Inc. 2.650%, 4/17/20	7,540	7,404
Santander U.S. Debt S.A.U. Unipersonal 144A 3.781%, 10/7/15(3)	8,000	8,001
SBA Tower Trust 144A 2.933%, 12/15/17(3)	13,275	13,478
Select Income REIT 4.150%, 2/1/22	18,910	18,639
Senior Housing Properties Trust
4.300%, 1/15/16	6,875	6,889
3.250%, 5/1/19	6,685	6,727
Shinhan Bank
144A 4.375%, 7/27/17(3)	11,700	12,235

See Notes to Financial Statements

25

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
144A 1.875%, 7/30/18(3)	$1,000	$993
Skandinaviska Enskilda Banken AB 144A 1.750%, 3/19/18(3)	6,775	6,770
Societe Generale S.A. 144A 3.500%, 1/15/16(3)	6,895	6,948
Springleaf Finance Corp. 5.250%, 12/15/19	18,055	17,694
State Street Corp. 4.956%, 3/15/18(7)	24,025	25,626
SunTrust Bank, Inc.
6.000%, 9/11/17	4,925	5,325
5.450%, 12/1/17	3,750	4,056
Svenska Handelsbanken AB 3.125%, 7/12/16	10,000	10,178
TIAA Asset Management Finance Co. LLC 144A 2.950%, 11/1/19(3)	2,850	2,890
Turkiye Garanti Bankasi AS 144A 4.750%, 10/17/19(3)	8,500	8,351
Turkiye Is Bankasi 144A 3.750%, 10/10/18(3)	12,630	12,178
Turkiye Vakiflar Bankasi Tao 144A 3.750%, 4/15/18(3)	4,000	3,854
Unum Group 7.125%, 9/30/16	6,620	6,980
Ventas Realty LP (Ventas Capital Corp.)
4.000%, 4/30/19	7,100	7,470
2.700%, 4/1/20	2,948	2,935
Vnesheconombank (VEB Finance plc) 144A 4.224%, 11/21/18(3)(5)	16,710	15,958
Voya Financial, Inc. 2.900%, 2/15/18	12,620	12,887

	PAR VALUE	VALUE
Financials (continued)
VTB Bank OJSC (VTB Capital SA) 144A 6.000%, 4/12/17(3)(5)	$6,785	$6,951
Wachovia Corp. 5.625%, 10/15/16	2,500	2,616
Wells Fargo & Co. 5.125%, 9/15/16	5,000	5,189
West Europe Finance LLC 144A 3.250%, 10/5/20(3)	4,065	4,104
Willis Group Holdings plc 4.125%, 3/15/16	6,000	6,074
North America, Inc. 6.200%, 3/28/17	4,960	5,242
XLIT Ltd. Series E, 2.300%, 12/15/18	9,730	9,821
Zions Bancorp 4.500%, 3/27/17	8,120	8,337

		1,299,976

Health Care—2.1%
AbbVie, Inc.
2.500%, 5/14/20	895	890
3.200%, 11/6/22	1,940	1,928
Actavis Funding SCS
3.000%, 3/12/20	2,825	2,828
3.450%, 3/15/22	3,815	3,763
Alere, Inc. 6.500%, 6/15/20	6,175	6,298
Community Health Systems, Inc. 5.125%, 8/1/21	4,790	4,886
Endo Finance LLC (Endo Finco, Inc.) 144A 6.000%, 7/15/23(3)	720	714
Forest Laboratories, Inc. 144A 4.375%, 2/1/19(3)	13,430	14,227
Fresenius US Finance II, Inc. 144A 4.500%, 1/15/23(3)	2,590	2,590
HCA, Inc.
3.750%, 3/15/19	9,580	9,551
6.500%, 2/15/20	19,575	21,337
Hologic, Inc. 144A 5.250%, 7/15/22(3)	1,575	1,595

See Notes to Financial Statements

26

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Health Care (continued)
inVentiv Health, Inc. 144A 9.000%, 1/15/18(3)	$8,625	$8,921
Mallinckrodt International Finance S.A. 144A 4.875%, 4/15/20(3)	930	892
Owens & Minor, Inc. 3.875%, 9/15/21	2,485	2,510
Quintiles Transnational Corp. 144A 4.875%, 5/15/23(3)	4,175	4,144
Tenet Healthcare Corp.
4.750%, 6/1/20	4,650	4,717
144A 3.837%, 6/15/20(2)(3)	4,045	4,025
6.000%, 10/1/20	9,560	10,110
8.125%, 4/1/22	8,265	8,805
Valeant Pharmaceuticals International, Inc.
144A 5.375%, 3/15/20(3)	9,750	9,500
144A 5.625%, 12/1/21(3)	7,310	6,963
144A 5.875%, 5/15/23(3)	1,210	1,163
Zimmer Biomet Holdings, Inc.
2.700%, 4/1/20	12,805	12,853
3.150%, 4/1/22	12,805	12,680
Zoetis, Inc. 1.875%, 2/1/18	1,975	1,969

		159,859

Industrials—5.3%
ADT Corp. (The) 6.250%, 10/15/21	23,265	24,108
Air Canada Pass-Through-Trust, 13-1, B 144A 5.375%, 5/15/21(3)	16,320	16,790

	PAR VALUE	VALUE
Industrials (continued)
America West Airlines Pass-Through-Trust
98-1, A 6.870%, 1/2/17	$865	$894
99-1, G 7.930%, 1/2/19	7,627	8,199
01-1, G 7.100%, 4/2/21	47,977	52,355
American Airlines Group, Inc. 144A 4.625%, 3/1/20(3)	1,655	1,618
American Airlines Pass-Through-Trust
13-2, B 144A 5.600%, 7/15/20(3)	8,993	9,173
14-1, B 4.375%, 10/1/22	9,539	9,551
AWAS Aviation Capital Ltd. 144A 7.000%, 10/17/16(3)	6,439	6,463
Bombardier, Inc. 144A 4.750%, 4/15/19(3)	15,692	12,711
British Airways Pass-Through-Trust 13-1, B 144A 5.625%, 6/20/20(3)	11,538	12,028
Builders FirstSource, Inc. 144A 7.625%, 6/1/21(3)	8,670	9,060
Continental Airlines Pass-Through-Trust
99-1, A 6.545%, 2/2/19	9,395	10,111
09-2, A 7.250%, 11/10/19	3,532	3,965
99-2, C2 AMBC 6.236%, 3/15/20	10,964	11,705
12-1, B 6.250%, 4/11/20	3,887	4,052
00-1, A1 8.048%, 11/1/20	5,086	5,735
01-1, A1 6.703%, 6/15/21	13,833	14,490
07-1, B 6.903%, 4/19/22	7,459	7,879
Delta Air Lines Pass-Through-Trust 12-1, A 4.750%, 5/7/20	25,647	27,058

See Notes to Financial Statements

27

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Industrials (continued)
Hawaiian Airlines Pass-Through Certificates 13-1, B 4.950%, 1/15/22	$3,716	$3,590
Masco Corp. 5.950%, 3/15/22	20,970	22,884
Northwest Airlines Pass-Through-Trust
07-1, B 8.028%, 11/1/17	5,268	5,762
02-1, G2 6.264%, 11/20/21	12,242	12,739
Penske Truck Leasing Co. LP 144A 3.375%, 2/1/22(3)	8,365	8,178
Toledo Edison Co. (The) 7.250%, 5/1/20	224	263
Transnet SOC Ltd. 144A 4.500%, 2/10/16(3)	9,000	9,056
U.S. Airways Pass-Through-Trust
12-2, C 5.450%, 6/3/18	8,180	8,272
01-1, G 7.076%, 3/20/21	15,014	16,327
UAL Pass-Through-Trust
09-2A 9.750%, 1/15/17	16,496	17,941
07-01, A 6.636%, 7/2/22	17,409	18,551
United Rentals North America, Inc. 4.625%, 7/15/23	16,600	16,081
Virgin Australia Trust 13-1A 144A 5.000%, 10/23/23(3)	22,732	23,642

		411,231

Information Technology—0.6%
Dun & Bradstreet Corp. (The)
3.250%, 12/1/17	12,110	12,296
4.000%, 6/15/20	4,660	4,759

	PAR VALUE	VALUE
Information Technology (continued)
First Data Corp. 11.750%, 8/15/21	$11,439	$12,726
Hewlett Packard Enterprise Co.
144A 2.850%, 10/5/18(3)	4,615	4,609
144A 3.600%, 10/15/20(3)	1,845	1,845
Juniper Networks, Inc. 3.300%, 6/15/20	4,645	4,715
Oracle Corp. 2.500%, 5/15/22	6,545	6,451

		47,401

Materials—1.9%
Airgas, Inc. 3.050%, 8/1/20	890	904
Allegheny Technologies, Inc. 9.375%, 6/1/19	7,245	7,680
Anglo American Capital plc
144A 9.375%, 4/8/19(3)	1,950	2,062
144A 3.625%, 5/14/20(3)	5,205	4,542
Ardagh Packaging Finance plc 144A 6.250%, 1/31/19(3)	2,705	2,705
Cemex SAB de CV RegS 6.500%, 12/10/19(4)	9,800	9,702
CRH America, Inc. 8.125%, 7/15/18	4,770	5,548
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(3)(5)	11,920	11,885
Freeport-McMoRan Copper & Gold, Inc. 2.375%, 3/15/18	4,500	3,937
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	8,330	7,820
Trade, Inc. 144A 5.750%, 1/30/21(3)	1,700	1,479
Hexion U.S. Finance Corp. 6.625%, 4/15/20	12,240	10,465

See Notes to Financial Statements

28

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Materials (continued)
Huntsman International LLC 4.875%, 11/15/20	$3,910	$3,417
INEOS Group Holdings SA 144A 5.875%, 2/15/19(3)	5,870	5,481
Packaging Corp. of America 3.900%, 6/15/22	7,215	7,376
Reynolds Group Issuer, Inc.
5.750%, 10/15/20	12,945	13,107
8.250%, 2/15/21	3,120	3,128
Severstal OAO (Steel Capital SA) 144A 6.700%, 10/25/17(3)(5)	5,975	6,281
Sinopec Group Overseas Development Ltd. 144A 2.750%, 5/17/17(3)	10,000	10,140
Tronox Finance LLC 6.375%, 8/15/20	9,405	6,019
Union Andina de Cementos SAA 144A 5.875%, 10/30/21(3)	1,690	1,631
Vedanta Resources plc
144A 9.500%, 7/18/18(3)	10,640	8,946
144A 6.000%, 1/31/19(3)	14,955	10,915

		145,170

Telecommunication Services—1.6%
AT&T, Inc. 5.800%, 2/15/19	11,000	12,242
CenturyLink, Inc. Series V 5.625%, 4/1/20	12,735	11,828
Crown Castle Towers LLC
144A 5.495%, 1/15/17(3)	5,915	6,081
144A 3.222%, 5/15/22(3)	3,000	2,925

	PAR VALUE	VALUE
Telecommunication Services (continued)
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	$15,680	$14,582
Frontier Communications Corp.
7.125%, 3/15/19	12,200	12,011
144A 8.875%, 9/15/20(3)	3,380	3,321
144A 10.500%, 9/15/22(3)	3,650	3,559
Level 3 Financing, Inc. 7.000%, 6/1/20	4,065	4,217
Sprint Corp. 7.250%, 9/15/21	4,080	3,351
T-Mobile USA, Inc.
6.464%, 4/28/19	7,630	7,782
6.542%, 4/28/20	7,905	8,053
Telefonica Emisiones SAU 3.192%, 4/27/18	2,805	2,869
Verizon Communications, Inc.
2.500%, 9/15/16	4,044	4,099
3.650%, 9/14/18	13,800	14,541
Windstream Corp. 7.750%, 10/15/20	12,125	10,352

		121,813

Utilities—1.1%
AmeriGas Partners LP
6.750%, 5/20/20	3,374	3,433
7.000%, 5/20/22	9,275	9,553
Exelon Corp. 2.850%, 6/15/20	1,875	1,892
Israel Electric Corp. Ltd. 144A 5.625%, 6/21/18(3)	14,735	15,711
Korea Western Power Co., Ltd. 144A 3.125%, 5/10/17(3)	9,800	10,013
Majapahit Holding BV 144A 7.750%, 1/20/20(3)	8,800	9,812
PPL WEM Holdings plc 144A 3.900%, 5/1/16(3)	5,495	5,567

See Notes to Financial Statements

29

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Utilities (continued)
State Grid Overseas Investment Ltd.
144A 1.750%, 5/22/18(3)	$5,000	$4,973
144A 2.750%, 5/7/19(3)	9,370	9,521
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)	12,340	11,291

		81,766
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $2,906,458)		2,819,137
LOAN AGREEMENTS(2)—15.2%
Consumer Discretionary—4.4%
Allison Transmission Tranche B-3, 3.500%, 8/23/19	2,097	2,100
Aristocrat Leisure Ltd. 4.750%, 10/20/21	13,296	13,329
Boyd Gaming Corp. Tranche B, 4.000%, 8/14/20	6,544	6,549
Caesars Entertainment Operating Co., Inc.
Tranche B-4, 11.250%, 10/31/16(10)	3,616	3,397
Tranche B-6, 9.500%, 3/1/17(10)	3,861	3,594
Tranche B-7, 11.500%, 1/28/18(10)	1,741	1,583
Caesars Entertainment Resort Properties LLC Tranche B, 7.000%, 10/11/20	7,860	7,363
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	4,296	3,791
Cequel Communications LLC 3.500%, 2/14/19	12,902	12,765

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Charter Communications Operations LLC
Tranche E, 3.000%, 7/1/20	$9,362	$9,267
Tranche F, 3.000%, 1/3/21	14,379	14,169
Tranche H, 3.250%, 8/24/21	3,221	3,209
Tranche I, 3.500%, 1/24/23	2,879	2,868
Cirque Du Soleil 5.000%, 7/8/22	5,736	5,745
CityCenter Holdings LLC Tranche B, 4.250%, 10/16/20	9,919	9,907
CSC Holdings, Inc.
Tranche B, 2.694%, 4/17/20	5,273	5,242
0.000%, 9/23/22(8)	16,748	16,677
Delta 2 (Lux) S.A.R.L. Tranche B-3, 4.750%, 7/30/21	9,421	9,271
El Dorado Resorts, Inc. 4.250%, 7/25/22	2,771	2,773
Hanesbrands, Inc. Tranche B, 3.250%, 4/29/22	940	946
Hilton Worldwide Finance LLC 3.500%, 10/26/20	13,077	13,065
iHeartCommunications, Inc. (Clear Channel Communications, Inc.) Tranche D, 6.944%, 1/30/19	15,735	13,092
Intelsat Jackson Holdings S.A. Tranche B-2, 3.750%, 6/30/19	12,912	12,586
Jarden
Tranche B-1, 2.944%, 9/30/20	676	679
Tranche B-2 2.944%, 7/30/22	4,745	4,749
Key Safety Systems, Inc. 4.750%, 8/29/21	6,563	6,428

See Notes to Financial Statements

30

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Consumer Discretionary (continued)
Las Vegas Sands LLC Tranche B, 3.250%, 12/19/20	$12,592	$12,494
Libbey Glass, Inc. 3.750%, 4/9/21	5,887	5,880
Life Time Fitness, Inc. 4.250%, 6/10/22	10,103	10,077
MGM Resort International Tranche B 3.500%, 12/20/19	7,062	7,020
Mohegan Tribal Gaming Authority Tranche B, 5.500%, 6/15/18	3,341	3,332
PetSmart, Inc. Tranche B-1 4.250%, 3/11/22	17,640	17,629
PVH Corp. Tranche B 3.250%, 2/13/20	10,513	10,572
Scientific Games International, Inc.
6.000%, 10/18/20	2,792	2,761
Tranche B-2, 6.000%, 10/1/21	3,400	3,363
Seminole Tribe of Florida, Inc. 3.000%, 4/29/20	13,158	13,139
ServiceMaster Co. LLC (The) 4.250%, 7/1/21	8,419	8,424
Sinclair Television Group, Inc. Tranche B-1, 3.500%, 7/30/21	11,631	11,551
Six Flags Theme Parks, Inc. Tranche B, 3.500%, 6/30/22	5,790	5,800
SRAM LLC First Lien, 5.250%, 4/10/20	1,841	1,745
Staples, Inc. First Lien, 0.000%, 4/23/21(8)	10,659	10,620
Station Casinos LLC Tranche B, 4.250%, 3/2/20	11,390	11,385

	PAR VALUE	VALUE
Consumer Discretionary (continued)
TI Group Auto Systems LLC 4.500%, 6/30/22	$1,033	$1,022
Tribune Media Co. Tranche B, 3.750%, 12/28/20	8,988	8,924
TWCC Holding Corp. Second Lien, 7.000%, 6/26/20	10,125	9,473

		340,355

Consumer Staples—1.6%
Albertson’s LLC Tranche B-4, 5.500%, 8/25/21	16,079	16,103
ARAMARK Corp.
Tranche E, 3.250%, 9/7/19	16,976	16,964
Tranche F, 3.250%, 2/24/21	14,632	14,606
Charger OpCo B.V. (Oak Tea, Inc.) Tranche B-1, 4.250%, 7/2/22	3,785	3,791
Hostess Brands LLC Tranche B, First Lien, 4.500%, 8/3/22	13,733	13,770
Kronos Acquisition Intermediate, Inc. (KIK Custom Products, Inc.)
First Lien, 4.500%, 10/30/19	22,237	22,188
Second Lien, 9.750%, 4/30/20	17,280	17,648
Prestige Brands, Inc. Tranche B-3, 5.000%, 9/3/21	1,406	1,408
Rite Aid Corp.
Tranche 1 5.750%, 8/21/20	720	729
Tranche 2, Second Lien, 4.875%, 6/21/21	14,688	14,725
Spectrum Brands, Inc. 3.750%, 6/23/22	2,229	2,239

		124,171

See Notes to Financial Statements

31

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Energy—0.4%
Arch Coal, Inc. 6.250%, 5/16/18	$16,295	$9,306
Drillships Ocean Ventures, Inc. 5.500%, 7/25/21	6,164	4,145
EP Energy LLC (Everest Acquisition LLC)
Tranche B-3, 3.500%, 5/24/18	4,100	3,828
Tranche B-2, 4.500%, 4/30/19	768	743
FTS International, Inc. 5.750%, 4/16/21	1,520	475
Paragon Offshore Finance Co. 3.750%, 7/16/21	9,958	4,058
Seadrill Operating LP 4.000%, 2/21/21	21,586	13,239

		35,794

Financials—1.3%
Asurion LLC
Tranche B-1, 5.000%, 5/24/19	4,884	4,672
Tranche B-4, 5.000%, 8/4/22	6,336	6,006
Capital Automotive LP
Tranche B-1, 4.000%, 4/10/19	3,549	3,552
Second Lien, 6.000%, 4/30/20	6,047	6,102
Clipper Acquisitions Corp. Tranche B, 3.000%, 2/6/20	6,204	6,111
Delos Finance S.A.R.L. 3.500%, 3/6/21	21,956	21,935
iStar Financial, Inc. Tranche A-2, 7.000%, 3/19/17	2,892	2,965
Realogy Corp. Tranche B, 3.750%, 3/5/20	17,603	17,584
TransUnion LLC Tranche B-2, 3.500%, 4/9/21	20,059	19,889

	PAR VALUE	VALUE
Financials (continued)
Walter Investment Management Corp. Tranche B, 4.750%, 12/18/20	$11,771	$10,937

		99,753

Health Care—1.6%
Alere, Inc. Tranche B, 4.250%, 6/20/22	5,197	5,204
American Renal Holdings, Inc. Tranche B, First Lien, 4.500%, 8/20/19	9,041	8,992
AmSurg Corp. 3.500%, 7/16/21	2,565	2,570
CHG Healthcare Services, Inc. First Lien, 4.250%, 11/19/19	9,926	9,918
Community Health Systems, Inc. (CHS) Incremental 2018, Tranche F, 3.575%, 12/31/18	8,963	8,966
Concentra, Inc. First Lien, Tranche B 4.625%, 6/1/22	455	455
Convatec, Inc. 4.250%, 6/15/20	327	327
DaVita HealthCare Partners, Inc. Tranche B, 3.500%, 6/24/21	3,878	3,878
Emdeon, Inc. Tranche B-2, 3.750%, 11/2/18	5,276	5,257
Endo Luxembourg Finance Co. I S.A.R.L.
Tranche B, 3.750%, 6/27/22	5,571	5,563
Envision Healthcare Corp. (F/K/A Emergency Medical Services Corp.) 4.000%, 5/25/18	6,610	6,617
Hill-Rom Tranche B, 3.500%, 9/8/22	739	741

See Notes to Financial Statements

32

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Health Care (continued)
Iasis Healthcare LLC Tranche B-2, 4.500%, 5/3/18	$5,702	$5,713
InVentiv Health, Inc. Tranche B-4, 7.750%, 5/15/18	8,750	8,777
Kinetic Concepts, Inc.
Tranche E-2, 4.000%, 11/4/16	6,602	6,605
Tranche E-1, 4.500%, 5/4/18	1,557	1,555
Mallinckrodt International Finance S.A. Tranche B-1, 3.500%, 3/19/21	1,638	1,621
NVA Holdings, Inc. First Lien, 4.750%, 8/14/21	2,831	2,834
Quintiles Transnational Corp. Tranche B, 3.250%, 5/12/22	2,471	2,476
RPI Finance Trust
Tranche B-3, 3.250%, 11/9/18	10,601	10,628
Tranche B-4, 3.500%, 11/9/20	5,922	5,912
Surgery Center Holdings, Inc. First Lien, 5.250%, 11/3/20	1,419	1,421
U.S. Renal Care, Inc. Tranche B-2, First Lien, 4.250%, 7/3/19	4,558	4,556
Valeant Pharmaceuticals International, Inc. Series D-2, Tranche B, 3.500%, 2/13/19	12,168	11,998

		122,584

Industrials—2.0%
American Airlines, Inc.
3.250%, 6/27/20	35,214	34,919
3.500%, 10/10/21	10,996	10,976

	PAR VALUE	VALUE
Industrials (continued)
AWAS Finance Luxembourg SA 3.500%, 7/16/18	$7,387	$7,371
Brock Holdings III, Inc. First Lien, 6.000%, 3/16/17	9,774	9,493
Ceridian HCM Holding, Inc. 4.500%, 9/15/20	18,510	17,596
DigitalGlobe, Inc. 3.750%, 1/31/20	3,572	3,562
DynCorp International, Inc. 6.250%, 7/7/16	9,906	9,699
Husky Injection Molding Systems Ltd. 4.250%, 6/30/21	5,232	5,170
McJunkin Red Man Corp. 4.750%, 11/8/19	598	585
Nortek, Inc. Incremental-1, 3.500%, 10/30/20	9,634	9,580
U.S. Airways, Inc. Tranche B-1, 3.500%, 5/23/19	24,868	24,814
United Airlines, Inc. (Continental Airlines, Inc.) Tranche B-1, 3.500%, 9/15/21	12,154	12,139
Waste Industries USA, Inc. 4.250%, 2/27/20	9,899	9,955

		155,859

Information Technology—2.2%
Activision Blizzard, Inc. 3.250%, 10/13/20	9,842	9,861
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	2,727	2,710
Avago Technologies Cayman Ltd. 3.750%, 5/6/21	17,285	17,295
Blue Coat Systems, Inc. 4.500%, 5/20/22	5,418	5,381

See Notes to Financial Statements

33

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Information Technology (continued)
CCC Information Services 4.000%, 12/20/19	$5,782	$5,763
Deltek, Inc.
First Lien 5.000%, 6/25/22	519	520
Second Lien 9.500%, 6/26/23	3,678	3,690
Epicor Software Corp. Tranche B, 4.750%, 6/1/22	4,988	4,963
Evergreen Skills Lux S.A.R.L. First Lien, 5.750%, 4/28/21	3,885	3,513
Excelitas Technologies Corp. Tranche B, 6.000%, 11/2/20	5,297	5,144
First Data Corp.
2018 Term Loan 3.696%, 3/23/18	44,210	43,913
2022 Term Loan 3.946%, 7/8/22	2,520	2,513
Infinity Acquisition Ltd. 4.000%, 8/6/21	12,158	12,044
Interactive Data Corp. 4.750%, 5/2/21	8,039	8,024
Mitchell International, Inc.
4.500%, 10/13/20	5,032	5,021
Second Lien, 8.500%, 10/11/21	19,067	19,051
Presidio, Inc. Refinancing Term 5.250%, 2/2/22	8,526	8,524
Riverbed Technologies, Inc. 6.000%, 4/25/22	5,807	5,824
SS&C Technologies, Inc.
Tranche A-1, 2.944%, 7/8/20	894	893
Tranche A-2, 2.944%, 7/8/20	1,386	1,385
Tranche B-1, 4.000%, 7/8/22	5,874	5,893

	PAR VALUE	VALUE
Information Technology (continued)
Tranche B-2, 4.000%, 7/8/22	$929	$932

		172,857

Materials—0.6%
AZ Chem US, Inc. First Lien, 5.750%, 6/11/21	2,571	2,571
Berry Plastics Groups, Inc. 0.000%, 9/16/22(8)	8,743	8,738
CPI Acquisition, Inc. First Lien, 6.750%, 8/17/22	12,000	11,933
Fairmount Minerals Ltd. Tranche B-2, 4.500%, 9/5/19	3,821	3,009
Fortescue Metals Group (FMG) Resources Property Ltd. 3.750%, 6/30/19	13,237	10,859
INEOS U.S. Finance LLC 2022 Dollar 4.250%, 3/31/22	5,740	5,588
Owens-Illinois Tranche B, 3.500%, 9/1/22	1,995	2,005

		44,703

Telecommunication Services—0.3%
Global Tel*Link Corp. First Lien, 5.000%, 5/23/20	9,038	8,882
Level 3 Financing, Inc.
Tranche B-III, 4.000%, 8/1/19	6,319	6,327
Tranche B-II, 3.500%, 5/31/22	5,842	5,805

		21,014

Utilities—0.8%
Atlantic Power LP 4.750%, 2/24/21	2,502	2,493
Calpine Construction Finance Co. LP Tranche B-1, 3.000%, 5/3/20	8,342	8,155

See Notes to Financial Statements

34

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE		VALUE
LOAN AGREEMENTS (continued)
Utilities (continued)
Granite Acquisition, Inc.
Tranche B, First Lien, 5.000%, 12/17/21	$10,646		$10,451
Tranche C, First Lien, 5.000%, 12/17/21	472		463
NRG Energy, Inc. 2.750%, 7/1/18	23,666		23,213
State of Santa Catarina (The) 4.000%, 12/27/22	13,931		12,245
Texas Competitive Electric Holdings Co. LLC 2017 Extended, 4.683%, 10/10/17(11)	5,925		2,283

			59,303
TOTAL LOAN AGREEMENTS (Identified Cost $1,217,930)			1,176,393

	SHARES
PREFERRED STOCKS—0.8%
Energy—0.1%
PTT Exploration & Production PCL 144A, 4.875%(3)	8,645	(9)	8,332

Financials—0.7%
Ally Financial, Inc. Series G, 144A 7.000%(3)	351		352
Banco Bilbao Vizcaya Argentaria S.A. International S.A. Unipersonal 5.919%	2,295	(9)	2,324
Bank of New York Mellon Corp. (The) Series E, 4.950%	16,070	(9)	15,829
JPMorgan Chase & Co. Series V, 5.000%	4,395	(9)	4,274

	SHARES		VALUE
Financials (continued)
Wells Fargo & Co. Series K, 7.980%	16,155	(9)	$17,064
XLIT Group plc 6.50%(2)	12,790	(9)	10,155

			49,998
TOTAL PREFERRED STOCKS (Identified Cost $61,462)			58,330
EXCHANGE-TRADED FUNDS—0.3%
SPDR S&P 500® ETF Trust(13)	114,000		21,846
TOTAL EXCHANGE-TRADED FUNDS
(Identified Cost $21,590)			21,846
AFFILIATED MUTUAL FUNDS—0.9%
Virtus Credit Opportunities Fund(13)	6,934,641		67,751
TOTAL AFFILIATED MUTUAL FUNDS
(Identified Cost $69,338)			67,751
TOTAL LONG TERM INVESTMENTS—99.7%
(Identified Cost $7,812,024)			7,690,914	(12)
SHORT-TERM INVESTMENTS—0.7%
Money Market Mutual Fund—0.7%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	57,560,109		57,560
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $57,560)			57,560
TOTAL INVESTMENTS—100.4% (Identified Cost $7,869,584)			7,748,474	(1)
Other assets and liabilities, net—(0.4)%			(33,102)

NET ASSETS—100.0%			$7,715,372

See Notes to Financial Statements

35

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

Abbreviations:

ETF	Exchange-Traded Fund
FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
GNMA	Government National Mortgage Association (“Ginnie Mae”)
REIT	Real Estate Investment Trust
SPDR	S&P Depositary Receipt

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2015.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $2,759,860 or 35.8% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(6)	No contractual maturity date.
(7)	Interest payments may be deferred.
(8)	This loan will settle after September 30, 2015, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(9)	Value shown as par value.
(10)	Security in default.
(11)	Security in default, interest payments are being received during the bankruptcy proceedings.
(12)	All or a portion of the Fund’s assets have been segregated for delayed delivery security.
(13)	This fund is a public fund and the prospectus and annual report are publicly available.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

Country Weightings (Unaudited)†
United States	83%
Australia	1
Canada	1
Chile	1
India	1
Luxembourg	1
United Kingdom	1
Other	11
Total	100%

†	% of total investments as of September 30, 2015

See Notes to Financial Statements

36

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$1,426,683	$—	$1,414,387	$12,296
Corporate Bonds and Notes	2,819,137	—	2,819,137	—
Foreign Government Securities	155,045	—	155,045	—
Loan Agreements	1,176,393	—	1,164,148	12,245
Mortgage-Backed Securities	1,895,938	—	1,895,938	—
Municipal Bonds	3,555	—	3,555	—
U.S. Government Securities	66,236	—	66,236	—
Equity Securities:
Affiliated Mutual Fund	67,751	67,751	—	—
Exchange-traded Fund	21,846	21,846	—	—
Preferred Stocks	58,330	—	58,330	—
Short-Term Investments	57,560	57,560	—	—

Total Investments	$7,748,474	$147,157	$7,576,776	$24,541

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2015.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Asset- Backed Securities	Loan Agreements
Investments in Securities
Balance as of September 30, 2014:	$14,320	$—	$14,320
Accrued discount/(premium)	(127)	4	(131)
Realized gain (loss)	(59)	—	(59)
Change in unrealized appreciation/(depreciation)(c)	(1,040)	(15)	(1,025)
Purchases	12,558	12,558	—
Sales(b)	(1,111)	(251)	(860)
Transfers into Level 3(a)	—	—	—
Transfers from Level 3(a)	—	—	—

Balance as of September 30, 2015	$24,541	$12,296	$12,245

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2015, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Included in the related net change in unrealized appreciation/(depreciation) in the Statement of Operations. The change in unrealized appreciation/(depreciation) on investments still held as of September 30, 2015 was $(1,025).

None of the securities in the table are internally fair valued at September 30, 2015.

See Notes to Financial Statements

37

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2015

(Reported in thousands except shares and per share amounts)

Assets
Investment in unaffiliated securities at value(1)	$7,680,723
Investments in affiliated fund at value(2)	67,751
Foreign currency at value(3)	2
Cash	10,206
Receivables
Investment securities sold	11,863
Fund shares sold	15,028
Dividends and interest receivable	56,795
Tax reclaims	19
Prepaid expenses	222
Prepaid trustee retainer	60

Total assets	7,842,669

Liabilities
Payables
Fund shares repurchased	36,376
Investment securities purchased	81,366
Dividend distributions	2,318
Investment advisory fees	2,987
Distribution and service fees	1,421
Administration fees	822
Transfer agent fees and expenses	1,589
Professional fees	43
Trustees’ fees and expenses	14
Other accrued expenses	361

Total liabilities	127,297

Net Assets	$7,715,372

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$7,903,054
Accumulated undistributed net investment income (loss)	(3,391)
Accumulated undistributed net realized gain (loss)	(62,973)
Net unrealized appreciation (depreciation) on investments	(121,318)

Net Assets	$7,715,372

Class A
Net asset value (net assets/shares outstanding) per share	$4.69
Maximum offering price per share NAV/(1–2.25%)	$4.80
Shares of beneficial interest outstanding, no par value, unlimited authorization	335,979,268
Net Assets	$1,575,629
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$4.66
Shares of beneficial interest outstanding, no par value, unlimited authorization	82,039
Net Assets	$382
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$4.75
Shares of beneficial interest outstanding, no par value, unlimited authorization	307,541,074
Net Assets	$1,460,120
Class T
Net asset value (net assets/shares outstanding) and offering price per share	$4.73
Shares of beneficial interest outstanding, no par value, unlimited authorization	123,290,045
Net Assets	$583,694
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$4.69
Shares of beneficial interest outstanding, no par value, unlimited authorization	872,349,502
Net Assets	$4,095,547
(1) Investment in unaffiliated securities at cost.	$7,800,246
(2) Investment in affiliated fund at cost	$69,338
(3) Foreign currency at cost.	$— (4)
(4) Amount is less than $500.

See Notes to Financial Statements

38

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2015

($ reported in thousands)

Investment Income
Dividends	$568
Interest	348,803
Dividends from affiliated fund	338
Foreign taxes withheld	(389)

Total investment income	349,320

Expenses
Investment advisory fees	39,612
Service fees, Class A	4,377
Distribution and service fees, Class B	7
Distribution and service fees, Class C	8,017
Distribution and service fees, Class T	6,534
Administration fees	10,344
Transfer agent fees and expenses	9,136
Registration fees	419
Printing fees and expenses	453
Trustees’ fees and expenses	363
Custodian fees	234
Professional fees	84
Miscellaneous expenses	653

Total expenses	80,233
Less expenses reimbursed and/or waived by investment adviser	(96)

Net expenses	80,137

Net investment income (loss)	269,183

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(126,120)
Net realized gain (loss) on foreign currency transactions	(1,794)
Net change in unrealized appreciation (depreciation) on investments	(149,459)
Net change in unrealized appreciation (depreciation) on affiliated funds	(1,587)
Net change in unrealized appreciation (depreciation) on foreign currency translation	287

Net gain (loss) on investments	(278,673)

Net increase (decrease) in net assets resulting from operations	$(9,490)

See Notes to Financial Statements

39

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$269,183	$281,430
Net realized gain (loss)	(127,914)	2,448
Net change in unrealized appreciation (depreciation)	(150,759)	(38,011)

Increase (decrease) in net assets resulting from operations	(9,490)	245,867

From Distributions to Shareholders
Net investment income, Class A	(42,497)	(105,722)
Net investment income, Class B	(18)	(56)
Net investment income, Class C	(34,290)	(46,403)
Net investment income, Class T	(10,794)	(17,738)
Net investment income, Class I	(119,152)	(100,400)
Net realized long-term gains, Class A	—	(630)
Net realized long-term gains, Class B	—	(—	)(1)
Net realized long-term gains, Class C	—	(306)
Net realized long-term gains, Class T	—	(140)
Net realized long-term gains, Class I	—	(562)
Return of capital Class A	(8,732)	—
Return of capital Class B	(4)	—
Return of capital Class C	(7,997)	—
Return of capital Class T	(3,261)	—
Return of capital Class I	(22,250)	—

Decrease in net assets from distributions to shareholders	(248,995)	(271,957)

From Share Transactions
Sale of shares
Class A (91,590 and 213,985 shares, respectively)	438,116	1,043,710
Class B (9 and 11 shares, respectively)	45	52
Class C (82,833 and 148,857 shares, respectively)	401,212	735,299
Class T (9,811 and 23,586 shares, respectively)	47,392	116,148
Class I (269,095 and 672,603 shares, respectively)	1,287,295	3,291,503

Reinvestment of distributions
Class A (9,714 and 20,365 shares, respectively)	46,369	99,389
Class B (4 and 11 shares, respectively)	21	53
Class C (8,562 and 9,071 shares, respectively)	41,374	44,772
Class T (1,870 and 2,309 shares, respectively)	9,014	11,365
Class I (25,004 and 15,682 shares, respectively)	119,514	76,553

Shares repurchased
Class A (157,118 and 580,132 shares, respectively)	(750,068)	(2,835,996)
Class B (227 and 260 shares, respectively)	(1,080)	(1,262)
Class C (135,370 and 126,206 shares, respectively)	(654,153)	(622,784)
Class T (35,882 and 32,030 shares, respectively)	(172,911)	(157,686)
Class I (406,378 and 202,225 shares, respectively)	(1,940,913)	(987,226)

Increase (decrease) in net assets from share transactions	(1,128,773)	813,890

Net increase (decrease) in net assets	(1,387,258)	787,800

Net Assets
Beginning of period	9,102,630	8,314,830

End of period	$7,715,372	$9,102,630

Accumulated undistributed net investment income (loss) at end of period	$(3,391)	$(544)

(1)	Amount is less than $500.

See Notes to Financial Statements

40

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Capital Gain Distributions Received from Affiliated Funds	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Return of Capital		Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(3)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Class A
10/1/14 to 9/30/15	$4.84	0.15	—	(0.16)	(0.01)	(0.11)	—		(0.03)		(0.14)	(0.15)	$4.69	(0.23)%	$1,575,629	0.97%	0.97%	3.15%	37%
10/1/13 to 9/30/14	4.85	0.16	—	(0.01)	0.15	(0.16)	—	(4)	—	(4)	(0.16)	(0.01)	4.84	3.03	1,894,633	0.99	—	3.30	39
10/1/12 to 9/30/13	4.94	0.18	—	(0.09)	0.09	(0.18)	—		—	(4)	(0.18)	(0.09)	4.85	1.84	3,574,450	0.99	—	3.65	49
10/1/11 to 9/30/12	4.67	0.21	—	0.27	0.48	(0.21)	—		—	(4)	(0.21)	0.27	4.94	10.58	3,038,093	1.01	—	4.31	52
10/1/10 to 9/30/11	4.80	0.22	—	(0.12)	0.10	(0.23)	—		—	(4)	(0.23)	(0.13)	4.67	2.02	2,463,360	1.05	—	4.59	35

Class B
10/1/14 to 9/30/15	$4.81	0.13	—	(0.16)	(0.03)	(0.09)	—		(0.03)		(0.12)	(0.15)	$4.66	(0.73)%	$382	1.46%	1.47%	2.67%	37%
10/1/13 to 9/30/14	4.82	0.14	—	(0.02)	0.12	(0.13)	—	(4)	—	(4)	(0.13)	(0.01)	4.81	2.53	1,421	1.49	—	2.80	39
10/1/12 to 9/30/13	4.91	0.16	—	(0.09)	0.07	(0.16)	—		—	(4)	(0.16)	(0.09)	4.82	1.34	2,572	1.49	—	3.17	49
10/1/11 to 9/30/12	4.65	0.18	—	0.27	0.45	(0.19)	—		—	(4)	(0.19)	0.26	4.91	9.87	3,590	1.51	—	3.86	52
10/1/10 to 9/30/11	4.78	0.20	—	(0.12)	0.08	(0.21)	—		—	(4)	(0.21)	(0.13)	4.65	1.53	5,550	1.55	—	4.10	35

Class C
10/1/14 to 9/30/15	$4.89	0.14	—	(0.15)	(0.01)	(0.10)	—		(0.03)		(0.13)	(0.14)	$4.75	(0.27)%	$1,460,120	1.22%	1.22%	2.90%	37%
10/1/13 to 9/30/14	4.90	0.15	—	(0.02)	0.13	(0.14)	—	(4)	—	(4)	(0.14)	(0.01)	4.89	2.73	1,720,245	1.24	—	3.03	39
10/1/12 to 9/30/13	4.99	0.17	—	(0.09)	0.08	(0.17)	—		—	(4)	(0.17)	(0.09)	4.90	1.56	1,567,725	1.24	—	3.40	49
10/1/11 to 9/30/12	4.72	0.20	—	0.27	0.47	(0.20)	—		—	(4)	(0.20)	0.27	4.99	10.19	1,067,276	1.27	—	4.04	52
10/1/10 to 9/30/11	4.85	0.21	—	(0.12)	0.09	(0.22)	—		—	(4)	(0.22)	(0.13)	4.72	1.75	616,170	1.30	—	4.33	35

The footnote legend is at the end of the financial highlights

See Notes to Financial Statements

41

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Capital Gain Distributions Received from Affiliated Funds	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Return of Capital		Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(3)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Class T
10/1/14 to 9/30/15	$4.88	0.12	—	(0.17)	(0.05)	(0.07)	—		(0.03)		(0.10)	(0.15)	$4.73	(0.98)%	$583,694	1.72%	1.72%	2.40%	37%
10/1/13 to 9/30/14	4.89	0.12	—	(0.01)	0.11	(0.12)	—	(4)	—	(4)	(0.12)	(0.01)	4.88	2.23	719,840	1.74	—	2.53	39
10/1/12 to 9/30/13	4.98	0.14	—	(0.09)	0.05	(0.14)	—		—	(4)	(0.14)	(0.09)	4.89	1.06	751,220	1.74	—	2.91	49
10/1/11 to 9/30/12	4.71	0.17	—	0.28	0.45	(0.18)	—		—	(4)	(0.18)	0.27	4.98	9.67	704,225	1.76	—	3.56	52
10/1/10 to 9/30/11	4.84	0.19	—	(0.13)	0.06	(0.19)	—		—	(4)	(0.19)	(0.13)	4.71	1.24	530,162	1.80	—	3.84	35

Class I
10/1/14 to 9/30/15	$4.84	0.16	—	(0.16)	—	(0.12)	—		(0.03)		(0.15)	(0.15)	$4.69	0.02%	$4,095,547	0.72%	0.72%	3.40%	37%
10/1/13 to 9/30/14	4.85	0.17	—	(0.01)	0.16	(0.17)	—	(4)	—	(4)	(0.17)	(0.01)	4.84	3.28	4,766,491	0.74	—	3.51	39
10/1/12 to 9/30/13	4.94	0.19	—	(0.09)	0.10	(0.19)	—		—	(4)	(0.19)	(0.09)	4.85	2.09	2,418,863	0.74	—	3.90	49
10/1/11 to 9/30/12	4.68	0.22	—	0.27	0.49	(0.23)	—		—	(4)	(0.23)	0.26	4.94	10.62	1,606,957	0.77	—	4.55	52
10/1/10 to 9/30/11	4.81	0.23	—	(0.12)	0.11	(0.24)	—		—	(4)	(0.24)	(0.13)	4.68	2.28	901,528	0.80	—	4.83	35

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	The Fund may invest in other funds and the annualized expense ratios do not reflect fees and expenses associated with the underlying funds.
(4)	Amount is less than $0.005.

See Notes to Financial Statements

42

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 32 funds of the Trust are offered for sale, of which the Virtus Multi-Sector Short Term Bond Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary Page. There is no guarantee the Fund will achieve its objective.

The Fund offers Class A shares, Class C shares, Class T shares and Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions. (For information regarding Qualifying Transactions refer to the Trust’s prospectus.)

Class A shares are sold with a front-end sales charge of up to 2.25%. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 0.50% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares generally were sold with a CDSC which declines from 2% to zero depending on the period of time the shares are held. Class C shares are sold without a sales charge. Class T shares are sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the funds.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved Rule 12b-1 and/or shareholder service plan (“12b-1 plan”) and has exclusive voting rights with respect to such plans. Class I shares are not subject to a 12b-1 plan. Income and other expenses as well as realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and

43

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

transaction analysis, have been approved by the Board of Trustees (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. It is the Fund’s policy to recognize transfers at the end of reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make

44

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the disbursements as designated by the underlying fund.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2015, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2012 forward (with limited exceptions).

45

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	When-issued Purchases and Forward Commitments (Delayed Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

46

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

H.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At September 30, 2015, all loan agreements held by the Fund are assignment loans.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Trust. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

47

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund:

First $1 Billion	$1+ Billion – $2 Billion	$2+ Billion – 10 Billion	$10+ Billion
0.55%	0.50%	0.45%	0.425%

During the period covered by these financial statements, the Fund invested a portion of its assets in Virtus Credit Opportunities Fund, an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser has voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the Fund on the assets invested in the Credit Opportunities Fund. For the period covered by these financial statements, the waiver amounted to $96. This waiver is in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and is included in the Statement of Operations in “expenses reimbursed and/or waived by the investment adviser”.

B.	Subadviser

Newfleet Asset Management, LLC (the “Subadviser”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser to the Fund. The Subadviser manages the investments of the Fund for which it is paid a fee by the Adviser.

C.	Expense Limitations

Effective September 1, 2015, the Adviser has contractually agreed to limit the Fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, leverage expenses, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed, on an annualized basis, the following percentages of the Fund’s average net asset values: 1.10% for Class A shares, 1.60% for Class B shares, 1.35% for Class C shares, 1.85% for Class T shares, and 0.85% for Class I shares through January 31, 2017. For the period of October 1, 2014 through August 31, 2015, the waiver was voluntary. The Fund is currently below its expense cap.

D.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal (the “period”) ended September 30, 2015, it retained net commissions of $38 for Class A shares and deferred sales charges of $74, $—(1), $7 and $62 for Class A shares, Class B shares, Class C shares and Class T shares, respectively.

(1)	Amount is less than $500.

In addition, the Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan as a percentage of the average daily net assets of each respective class, at the annual rate of 0.25% for Class A shares, 0.75% for Class B shares, 0.50% for Class C shares, and 1.00% for Class T shares. Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

48

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

E.	Administrator and Transfer Agent

Virtus Fund Services LLC, an indirect wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Fund.

For the period ended September 30, 2015, the Fund incurred administration fees totaling $8,134 which are included in the Statement of Operations.

For the period ended September 30, 2015, the Fund incurred transfer agent fees totaling $8,903 which are included in the Statement of Operations. A portion of these fees is paid to outside entities that also provide services to the Trust.

F.	Affiliated Shareholders

At September 30, 2015, Virtus and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Class I Shares	2,022,361	$9,485

G.	Investments in Affiliates

A summary of the Multi-Sector Short Term Bond Fund’s total long-term and short-term purchases and sales of affiliated underlying funds during the period ended September 30, 2015, is as follows:

	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Distributions of Realized Gains
Virtus Credit Opportunities Fund	$—	$69,338	$—	$67,751	$338	$—

The Multi-Sector Short Term Bond Fund does not invest in the underlying fund for the purpose of exercising management or control; however the investments made by the Fund within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At September 30, 2015, the Fund was the owner of record of approximately 71% of the Credit Opportunities Fund.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities for the Fund (excluding U.S. Government and agency securities, and short-term securities) during the period ended September 30, 2015, were as follows:

Purchases	Sales
$2,572,430	$3,584,499

Purchases and sales of long-term U.S. Government and agency securities for the Fund during the period ended September 30, 2015, were as follows:

Purchases	Sales
$514,106	$507,434

49

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Note 5. Borrowings

($ reported in thousands)

On July 2, 2015, the Fund and other affiliated Funds entered into a $50,000 secured Line of Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of the Fund’s total net assets in accordance with the Agreement. Interest is charged at the higher of the LIBOR (London Interbank Offered Rate) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

The Fund had no outstanding borrowings at any time during the period ended September 30, 2015.

Note 6. 10% Shareholders

As of September 30, 2015, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below.

% of Shares Outstanding	Number of Accounts
30%	2

The shareholders are not affiliated with Virtus.

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result it, may be more difficult for the Adviser and/or Subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 8. Illiquid and Restricted Securities

Investments generally are considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or

50

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund’s Schedule of Investments where applicable. However, a portion of such footnoted securities could be liquid where the Subadviser determines that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2015, the Fund did not hold any securities that are both illiquid and restricted.

Note 9. Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Trust. In addition, in the normal course of business the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 10. Federal Income Tax Information

($ reported in thousands)

At September 30, 2015, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$7,873,288	$101,470	$(226,287)	$(124,817)

The Fund has capital loss carryovers available to offset future realized gains, through the indicated expiration date shown below:

No Expiration		Total
Short-Term	Long-Term	Short-Term	Long-Term
$5,915	$—	$5,915	$—

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2015, the Fund deferred post-October capital loss of $56,744 and qualified late year ordinary losses of $0 and recognized post-October capital losses of $0 and qualified late year ordinary losses of $0 .

51

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) (which are disclosed above) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. The Fund has distributed more than its income and capital gains; therefore, a portion of the distribution is a taxable return of capital (“ROC”) the ROC amounts are reflected in the Statement of Changes and Financial Highlights.

The tax character of dividends and distributions paid during the years ended September 30, 2015 and 2014 was as follows:

	Year Ended
	2015	2014
Ordinary Income	$206,751	$270,319
Long-Term Capital Gains	—	1,638
Return of Capital	42,244	—

Total	$248,995	$271,957

Note 11. Reclassifications of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of September 30, 2015, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$—	$(65,278)	$65,278

Note 12. Regulatory Matters and Litigation

From time to time, the Fund’s investment adviser and/or its affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Fund’s investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

As part of an SEC non-public, confidential investigation of a matter entitled – In the Matter of F-Squared Investments Inc., the SEC staff informed the Fund’s investment adviser that it

52

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

was inquiring into whether it had violated securities laws or regulations with respect to circumstances related to that matter. On November 16, 2015, without admitting or denying the SEC’s findings, the Fund’s investment adviser consented to the entry of an order providing that it cease and desist from committing or causing any violations and future violations of Sections 204, 206(2) and 206(4) of the Investment Advisers Act of 1940, as amended, and Rules 204-2, 206(4)-1, 206(4)-7 and 206(4)-8 thereunder, and Section 34(b) of the Investment Company Act of 1940, as amended; agreed to a censure; and paid $16.5 million, which included a civil money penalty of $2 million, disgorgement of $13.4 million and prejudgment interest of $1.1 million.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc. et al) alleging violation of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants knowingly disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. Virtus and its affiliates, including the Fund’s adviser, believe that the suit is without merit and intend to defend it vigorously. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. The Trust believes that the risk of loss to the Fund as a result of this suit is remote. The adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

On May 8, 2015, a putative class action complaint (Mark Youngers v. Virtus Investment Partners, Inc. et al) alleging violations of certain provisions of the federal securities laws was filed in the United States District Court for the Central District of California. The complaint, which was purportedly filed on behalf of purchasers of certain Virtus Funds previously subadvised by F-Squared between May 8, 2010 and December 22, 2014, inclusive (the “Class Period”), alleges claims against Virtus, certain Virtus officers and affiliates (including the Fund’s investment adviser, Euclid Advisors LLC and VP Distributors, LLC), the trustees and certain officers of the Trust, and certain other parties (the “defendants”). The complaint alleges that during the Class Period the defendants knowingly disseminated materially false and misleading statements and concealed or omitted material facts necessary to make the statements made not misleading. On October 1, 2015, the plaintiff filed a First Amended Class Action Complaint which, among other things, added a derivative claim for breach of fiduciary duty on behalf of the Trust. On October 19, 2015, the Court entered an order transferring the action to the Southern District of New York. Virtus and its affiliates, including the Fund’s adviser, believe the plaintiff’s claims asserted in the complaint are frivolous and intend to defend them vigorously. The Trust believes that the risk of loss to the Fund as a result of this suit is remote. The adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

53

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Opportunities Trust and Shareholders of

Virtus Multi-Sector Short Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Virtus Multi-Sector Short Term Bond Fund (one of the funds constituting Virtus Opportunities Trust, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 20, 2015

54

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

TAX INFORMATION NOTICE

SEPTEMBER 30, 2015 (Unaudited)

For the fiscal year ended September 30, 2015, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amount, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
—%	—%	$—

55

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2015, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
McClellan, Hassell H. YOB: 1945 Elected: 2015 55 Portfolios	Retired. Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College; Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008); Trustee (since 2015), Virtus Mutual Fund Complex (46 portfolios); Trustee, John Hancock Fund Complex (since 2000), John Hancock Funds (collectively, 234 portfolios); and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company).
McLoughlin, Philip YOB: 1946 Elected: 2006 69 Portfolios	Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (46 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (7 portfolios); Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); and Managing Director (2008 to 2010), SeaCap Partners, LLC (investment management).
McNamara, Geraldine M. YOB: 1951 Elected: 2006 59 Funds	Retired. Trustee (since 2001), Virtus Mutual Fund Complex (46 portfolios); and Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios)
Oates, James M. YOB: 1946 Elected: 2006 56 Funds	Managing Director (since 1994), Wydown Group (consulting firm). Trustee (since 1987), Virtus Mutual Fund Complex (46 portfolios); Director (since 1996), Stifel Financial; Director (1998 to 2014), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (2002 to 2014), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee/Director (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).
Segerson, Richard E. YOB: 1948 Elected: 2006 46 Funds	Trustee (since 1983), Virtus Mutual Fund Complex (46 portfolios); and Managing Director (1998 to 2013), Northway Management Company.
Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2006 46 Funds	Trustee (since 2002), Virtus Mutual Fund Complex (46 portfolios).

56

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 67 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2006), Virtus Mutual Funds (46 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).

57

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008-2013).	Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Bradley, W. Patrick YOB: 1972	Senior Vice President (since 2013); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.

58

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President, since 2013; Vice President (2005-2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Closed-End Funds; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust.

59

Virtus Multi-Sector Short Term Bond Fund,

a series of Virtus Opportunities Trust

Supplement dated September 1, 2015 to the Summary Prospectuses and the Virtus Opportunities Trust Statutory Prospectus,

each dated January 28, 2015, as supplemented.

IMPORTANT NOTICE TO INVESTORS

The first paragraph and the information in the first table in the section “More Information About Fund Expenses” on page 139 of the statutory prospectus are hereby revised with the following information for the above referenced fund:

Virtus Investment Advisers, Inc. (“VIA”) has contractually agreed to limit the total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, leverage expenses, extraordinary expenses and acquired fund fees and expenses, if any) of certain of the funds so that expenses do not exceed, on an annualized basis, the amounts indicated in the following table.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R6 Shares	Class T Shares	Through Date
Virtus Multi-Sector Short Term Bond Fund(1)	1.10%	1.60%	1.35%	0.85%	N/A	1.85%	January 31, 2017

(1)	Fund expenses currently below the capped level.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/MSSTBNewExpCap&Waiver (09/15)

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Hassell H. McClellan

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Web site	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative, or

contact us at 1-800-243-1574

or Virtus.com

8010	11-15

ANNUAL REPORT

Virtus Emerging Markets Debt Fund*

Virtus Emerging Markets Equity Income Fund*

Virtus Emerging Markets Small-Cap Fund*

Virtus Global Infrastructure Fund

Virtus Global Opportunities Fund*

Virtus Global Real Estate Securities Fund*

Virtus Greater European Opportunities Fund*

Virtus International Equity Fund*

Virtus International Real Estate Securities Fund*

Virtus International Small-Cap Fund*

Virtus International Wealth Masters Fund

September 30, 2015 TRUST NAME: VIRTUS OPPORTUNITIES TRUST * Prospectus supplement applicable to these Funds appears at the back of this annual report.

Not FDIC Insured

No Bank Guarantee

May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4

Fund	Fund Summary	Schedule of Investments

Virtus Emerging Markets Debt Fund (“Emerging Markets Debt Fund”)	7	36
Virtus Emerging Markets Equity Income Fund (“Emerging Markets Equity Income Fund”)	9	40
Virtus Emerging Markets Small-Cap Fund (“Emerging Markets Small-Cap Fund”)	12	42
Virtus Global Infrastructure Fund (fka Virtus Global Dividend Fund) (“Global Infrastructure Fund”)	14	43
Virtus Global Opportunities Fund (“Global Opportunities Fund”)	17	44
Virtus Global Real Estate Securities Fund (“Global Real Estate Securities Fund”)	20	45
Virtus Greater European Opportunities Fund (“Greater European Opportunities Fund”)	23	47
Virtus International Equity Fund (“International Equity Fund”)	26	49
Virtus International Real Estate Securities Fund (“International Real Estate Securities Fund”)	29	51
Virtus International Small-Cap Fund (“International Small-Cap Fund”)	32	53
Virtus International Wealth Masters Fund (“International Wealth Masters Fund”)	34	54
Statements of Assets and Liabilities		58
Statements of Operations		62
Statements of Changes in Net Assets		66
Financial Highlights		72
Notes to Financial Statements		78
Report of Independent Registered Public Accounting Firm		92
Tax Information Notice		93
Fund Management Tables		94

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the twelve months ended September 30, 2015.

During this period, global equity markets were challenged by falling oil prices, China’s economic slowdown, Greece’s debt crisis, and the growing likelihood of an interest rate hike by the Federal Reserve (the “Fed”). Volatility took its toll on major U.S. equity indices for the twelve months ended September 30, 2015. The large-cap S&P 500® Index and Dow Jones Industrial AverageSM moderately declined 0.61% and 2.11%, respectively, while the technology-heavy NASDAQ Composite Index® gained 4.00%. By comparison, international equities were down even further, with emerging markets hit particularly hard.

Against this backdrop, U.S. Treasuries remained an attractive “safe haven” among global investors. The bellwether 10-year U.S. Treasury yield declined from 2.52% at September 30, 2014 to 2.06% at September 30, 2015. Fixed income assets experienced slight losses in anticipation of the Fed’s stated intention to raise interest rates at the end of 2015. The Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, gained 2.94% for the twelve-month period ended September 30, 2015, while non-investment grade bonds underperformed, with the Barclays U.S. Corporate High Yield Bond Index down 3.43% for the same period.

The strength of the global economy is likely to remain a concern for the markets in the months ahead. Actions by the Fed and other global central banks will be watched with great interest. Following the weak start to the year, the U.S. economy exhibited growth over the second and third quarters of 2015 – including stronger jobs, housing, and consumer spending data – and gives investors reason for optimism. Future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market uncertainty serves as a constant reminder of the importance of portfolio diversification, including exposure to both traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may provide a cushion against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions about your account or require assistance, please visit our website at www.Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2015

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited)

For the six-month period of April 1, 2015 to September 30, 2015

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio	Expenses Paid During Period*
Emerging Markets Debt Fund
Actual
Class A	$1,000.00	$963.50	1.35%	$6.64
Class C	1,000.00	959.80	2.10	10.32
Class I	1,000.00	964.70	1.10	5.42
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.22	1.35	6.85
Class C	1,000.00	1,014.41	2.10	10.66
Class I	1,000.00	1,019.48	1.10	5.58
Emerging Markets Equity Income Fund
Actual
Class A	$1,000.00	$842.60	1.75%	$8.08
Class C	1,000.00	839.10	2.50	11.53
Class I	1,000.00	843.10	1.50	6.93
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.18	1.75	8.88
Class C	1,000.00	1,012.38	2.50	12.69
Class I	1,000.00	1,017.45	1.50	7.61
Emerging Markets Small-Cap Fund
Actual
Class A	$1,000.00	$827.20	1.85%	$8.47
Class C	1,000.00	825.40	2.60	11.90
Class I	1,000.00	828.60	1.60	7.33
Hypothetical (5% return before expenses)
Class A	1,000.00	1,015.68	1.85	9.39
Class C	1,000.00	1,011.87	2.60	13.20
Class I	1,000.00	1,016.95	1.60	8.12
Global Infrastructure Fund
Actual
Class A	$1,000.00	$920.00	1.23%	$5.92
Class C	1,000.00	916.80	1.98	9.51
Class I	1,000.00	921.30	0.98	4.72
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.82	1.23	6.24
Class C	1,000.00	1,015.02	1.98	10.05
Class I	1,000.00	1,020.09	0.98	4.98
Global Opportunities Fund
Actual
Class A	$1,000.00	$973.90	1.46%	$7.22
Class B	1,000.00	969.60	2.21	10.91
Class C	1,000.00	970.30	2.22	10.97
Class I	1,000.00	975.50	1.21	5.99
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.66	1.46	7.41
Class B	1,000.00	1,013.85	2.21	11.22
Class C	1,000.00	1,013.80	2.22	11.27
Class I	1,000.00	1,018.93	1.21	6.14
Global Real Estate Securities Fund
Actual
Class A	$1,000.00	$939.40	1.40%	$6.81
Class C	1,000.00	935.60	2.15	10.43
Class I	1,000.00	940.40	1.15	5.59
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.96	1.40	7.11
Class C	1,000.00	1,014.15	2.15	10.91
Class I	1,000.00	1,019.23	1.15	5.84

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of April 1, 2015 to September 30, 2015

Expense Table
	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio	Expenses Paid During Period*
Greater European Opportunities Fund
Actual
Class A	$1,000.00	$994.10	1.45%	$7.25
Class C	1,000.00	990.10	2.20	10.98
Class I	1,000.00	995.40	1.20	6.00
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.71	1.45	7.36
Class C	1,000.00	1,013.90	2.20	11.17
Class I	1,000.00	1,018.98	1.20	6.09
International Equity Fund
Actual
Class A	$1,000.00	$904.90	1.50%	$7.16
Class C	1,000.00	901.40	2.25	10.72
Class I	1,000.00	906.40	1.25	5.97
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.45	1.50	7.61
Class C	1,000.00	1,013.65	2.25	11.42
Class I	1,000.00	1,018.72	1.25	6.35
International Real Estate Securities Fund
Actual
Class A	$1,000.00	$956.70	1.50%	$7.36
Class C	1,000.00	952.30	2.25	11.01
Class I	1,000.00	958.20	1.25	6.14
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.45	1.50	7.61
Class C	1,000.00	1,013.65	2.25	11.42
Class I	1,000.00	1,018.72	1.25	6.35
International Small-Cap Fund
Actual
Class A	$1,000.00	$886.40	1.60%	$7.57
Class C	1,000.00	883.00	2.35	11.09
Class I	1,000.00	888.30	1.35	6.39
Class R6	1,000.00	888.30	1.25	5.92
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.95	1.60	8.12
Class C	1,000.00	1,013.14	2.35	11.93
Class I	1,000.00	1,018.22	1.35	6.85
Class R6	1,000.00	1,018.72	1.25	6.35
International Wealth Masters Fund
Actual
Class A	$1,000.00	$926.10	1.55%	$7.48
Class C	1,000.00	922.00	2.30	11.08
Class I	1,000.00	927.10	1.30	6.28
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.20	1.55	7.87
Class C	1,000.00	1,013.39	2.30	11.68
Class I	1,000.00	1,018.47	1.30	6.60
*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Barclays U.S. Corporate High Yield Bond Index

The Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Dow Jones Industrial AverageSM

A price weighted average of 30 blue chip stocks. The index is calculated on total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Exchange-Traded Funds (ETF)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

European Central Bank (“ECB”)

The European Central Bank (ECB) is responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the National Central Banks (NCBs) of all 17 EU Member States whether they have adopted the Euro or not.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE EPRA/NAREIT Developed Rental ex U.S. Index (net)

The FTSE EPRA/NAREIT Developed Rental ex U.S. Index (net) is a free-float market capitalization-weighted index measuring international real estate securities, which meet minimum size, liquidity and investment focus criteria. The index is a sub-set of the FTSE EPRA/NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

FTSE EPRA/NAREIT Developed Rental Index (net)

The FTSE EPRA/NAREIT Developed Rental Index (net) is a free-float market capitalization-weighted index measuring global real estate securities, which meet minimum size, liquidity and investment focus criteria. The index is a sub-set of the FTSE EPRA/NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Global Infrastructure Linked Benchmark

The Global Infrastructure Linked Benchmark consists of the MSCI World Infrastructure Sector Capped Index, a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The

KEY INVESTMENT TERMS (Continued)

telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Performance of the Global Infrastructure Linked Benchmark prior to 9/1/2008 represents an allocation consisting of 65% MSCI USA/Utilities Index, 20% MSCI World Telecom Services Index, and 15% MSCI World ex USA/Utilities Index.

Horizon Kinetics ISE Wealth Index (RCH)

Is a public index published by International Securities Exchange, LLC. The index is composed of companies with wealthy individuals in positions of influence or control who have a substantial amount of their personal wealth invested in the business. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

JPMorgan Corporate Emerging Markets Bond Index (CEMBI)

The JPMorgan Corporate Emerging Markets Bond Index (CEMBI) is a global, liquid corporate emerging markets benchmark that tracks U.S. dollar-denominated corporate bonds issued by emerging markets entities.

JPMorgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified)

The JPMorgan Emerging Markets Bond Global Diversified Index (EMBI Global Diversified) is a uniquely-weighted version of the JPMorgan EMBI Global Index. The index limits the weights of those countries with larger debt stock by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified Index are identical to those covered by the EMBI Global Index. The EMBI Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

JPMorgan Government Bond Index-Emerging Markets (GBI-EM)

The GBI-EM is the first comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed rate, domestic currency government bonds. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI All Country World ex U.S. Small Cap Index (net)

The MSCI All Country World Index ex U.S. Small Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed and emerging markets, excluding the U.S. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI All Country World Index (net)

The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

KEY INVESTMENT TERMS (Continued)

MSCI Emerging Markets Small Cap Index (net)

The MSCI Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization-weighted index designed to measure small cap equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Europe Index (net)

The MSCI Europe Index (net) is a free float-adjusted market capitalization weighted index that measures equity market performance of the developed markets in Europe. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI World Index (net)

The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

NASDAQ Composite Index®

A market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Unlike other market indexes, the NASDAQ composite is not limited to companies that have U.S. headquarters. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Organization of the Petroleum Exporting Countries (OPEC)

The Organization of the Petroleum Exporting Countries was originally organized in September 1960 with 5 member countries and there are currently 12 member countries. The organization’s objective is to co-ordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

Payment-in-Kind Security (PIK)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing (QE)

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

Emerging Markets Debt Fund Fund Summary	Ticker Symbols: Class A: VEDAX Class C: VEDCX Class I: VIEDX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

¢	The Fund is non-diversified and has an investment objective of total return from current income and capital appreciation.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -7.85%, Class C shares returned -8.44%, and Class I shares returned -7.52%. For the same period, the Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 2.94%, and the JPMorgan Emerging Markets Bond Global Diversified Index, the Fund’s style-specific benchmark appropriate for comparison, returned -0.62%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

Emerging market (EM) dollar-denominated debt returns lagged U.S. investment grade and Treasury sectors while outperforming the U.S. high yield corporate sector during the fiscal year ended September 30, 2015. EM sovereign dollar-denominated debt, as represented by the J.P. Morgan EMBI Global Diversified Index (EMBI), returned -0.62% for the period. EM dollar-denominated corporate debt, as represented by the J.P. Morgan CEMBI Diversified Index (CEMBI), returned -0.51% for the period while local market returns as measured by the J.P. Morgan GBI-EM Diversified Index returned -18.17%.

EM debt market returns were negatively impacted by the deceleration in China economic growth and lower commodity prices. The slowdown in the Chinese economy has been focused on the manufacturing sector and resulted in a meaningful decline in trade activity which has impacted a host of emerging market economies. Meanwhile, the decline in commodity prices has largely reflected oversupply across a number of hard commodities including most importantly within the oil market. Pressure on oil prices intensified post the November 2014 OPEC meeting when the group determined it would maintain production levels. Subsequently, oil prices fell sharply into mid-January 2015 before staging a modest recovery through June before once again falling toward multi-year low levels in September 2015.

The deterioration in Brazil’s credit quality during the period and a strong U.S. dollar also contributed to negative returns across the EM asset class. In Brazil, the corruption investigation surrounding Petrobras and elevated political turmoil led to rating downgrades to below investment grade at both Petrobras (by two agencies) and at the Brazil sovereign level (by one agency) as fundamentals deteriorated.

Within the JPMorgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) sovereign universe, investment grade bonds outperformed led by the Asia and European regions including China and Russia. Meanwhile, high yield sovereign debt and commodity exporters underperformed led by Venezuela and Brazil. The JPMorgan Corporate Emerging Market Bond Index (CEMBI) universe experienced similar trends to the sovereign index with negative performance led by the Brazil corporate sector and the commodity sectors and partially offset by Asia and Europe regions. EM technical factors moderated during the period with more modest supply somewhat offset by a decline in inflows to the sector.

What factors affected the Fund’s performance during its fiscal year?

The Fund’s overall return performance for the period lagged its style-specific benchmark. Country exposure to China, India, Hong Kong, Thailand, Peru, Poland, Romania, and Hungary and within the Middle East region contributed positively to the Fund’s relative performance. The move during the period to overweight high quality sovereign and corporate sectors also helped relative performance. While Russia country exposure was accretive to Fund returns, the decision to move to a modest underweight hurt relative performance versus the benchmark index during the period.

Exposure to commodity-related issuers, including a relative overweight in Venezuela, detracted from overall performance during the period with significant mark-to-market losses on a handful of oil and mining-related corporate issues. Exposure to the Brazil corporate sector, in particular to Petrobras and a drill rig operator, also detracted from the Fund’s relative performance as did out-of-index local market non-dollar exposure. During the period, the Fund reduced its exposure to local markets, to Brazil issuers, and to commodity-linked issuers which contributed to improved relative performance in the last six months of the period.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Corporate Bonds and Notes		70%
Financials	28%
Energy	16
Materials	9
Industrials	5
All other Corporate Bonds and Notes	12
Foreign Government Securities		27
Other (includes short-term investments)		3

Total		100%

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Emerging Markets Debt Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	-7.85%	-0.52%		9/5/12
Class A Shares at POP[3,4]	-11.30	-1.75		9/5/12
Class C Shares at NAV[2] and with CDSC[4]	-8.44	-1.24		9/5/12
Class I Shares at NAV	-7.52	-0.27		9/5/12
Barclays U.S. Aggregate Bond Index	2.94	1.74	[5]	—
JPMorgan Emerging Markets Bond Global Diversified Index	-0.62	1.84	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.52%, Net 1.35%; C Shares: Gross 2.27%, Net 2.10%; I Shares: Gross 1.27%, Net 1.10%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2017. For the period of October 1, 2014, through August 31, 2015, the waiver was voluntary. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Emerging Markets Equity Income Fund Fund Summary	Ticker Symbols: Class A: VEIAX Class C: VEICX Class I: VEIIX

Portfolio Manager Commentary by Kleinwort Benson Investors, International, Ltd.

¢	The Fund is diversified and has investment objectives of seeking capital appreciation and income.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -19.13%, Class C shares returned -19.78%, and Class I shares returned -18.95%. For the same period, the S&P 500® Index, a broad-based equity index, returned -0.61%, and the MSCI Emerging Markets Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned -19.28%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

During the Fund’s fiscal year, all regional markets ended the 12-month period in negative territory, with emerging markets, and Latin America in particular, being the worst performer. The MSCI Emerging Markets Index (net) returned -19.28% over the year.

Emerging markets had a difficult period as a strengthening U.S. dollar, expectations that the Federal Reserve would raise interest rates sooner than expected, and slowing global growth outside the U.S. dampened investor enthusiasm for the region. Investors have been concerned about the impact of rising U.S. interest rates on emerging market economies. Fortunately, emerging market governments have been given a long time to prepare for this eventuality and have generally implemented sensible reforms. Export growth continued to disappoint across the region as growth outside the U.S. remained lackluster, increasing the need for appropriate self-help measures.

Commodity-dependent countries such as Russia, Brazil, and Colombia struggled due to further sharp declines in commodity prices during the period under review. Poor market performance was exacerbated by currency losses with the Mexican peso, South African rand, Brazilian real, and Malaysia ringgit all posting sharp declines. While we are concerned regarding corporate profitability, the ongoing commodity price weakness has taken some of the pressure off margins. Also, slower economic growth has dampened wage demands, and this will in time enable companies to generate superior returns.

What factors affected the Fund’s performance during its fiscal year?

In constructing the portfolio, we seek to ensure that all excess value is delivered through security selection rather than through regional or sector bets. This is due to our conviction that the characteristics exhibited by companies and managements that are committed to paying and growing their dividends are powerful indicators of a company’s future health and profitability. The Fund’s strategy moderately outperformed the benchmark during the fiscal year. Style factors inevitably have an impact. In terms of style, despite the sharp declines registered by equity markets, growth outperformed value over the 12-month period. This acted as a headwind for our strategy during the period. We inherently have a value tilt in the portfolio, as one of the key market inefficiencies that we exploit is the underpricing by investors of the earnings growth delivered by higher payout companies.

In addition, during the 12-month period, investors did not favor traditional high-yield stocks. The Fund’s relative outperformance was driven by the fact that we focus on quality companies (those with superior capital management, subsequently superior return on equity, and return on invested capital). The other key reason we kept pace with the markets was that while we like dividend-paying and dividend-growing companies, we do so in an unconventional way; we do not fall into the traditional income traps of concentrating our risk budget on specific sectors and regions. Our all-cap, all-region, all-industry investment approach allows us to look for companies with a strong dividend discipline where others do not.

Regionally our performance was strongest in Asia, followed by Europe, Middle East and Africa, with Latin America the only region where we underperformed. The reason that Latin America underperformed is because the outperformance of growth over value was so pronounced in this region. In term of industry groups, relative performance contributed very positively to performance in both banks and real estate. In banks, our selection of a number of Chinese banks in the portfolio was vindicated as investors rewarded their strong balance sheets, especially their robust capital positions. In real estate, our top performing stock was a Chinese stock which benefited from government reforms in the domestic real estate sector. Relative performance was particularly disappointing in capital goods and energy. These industry groups were hit by concerns over global capital investment and by the sharp decline in global oil prices. The largest stock detractor from our relative performance versus the index was a Chinese Internet stock that we did not hold as investors sought refuge in low yielding growth stocks.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Financials	31%
Information Technology	17
Industrials	9
Consumer Discretionary	9
Energy	8
Telecommunication Services	8
Consumer Staples	6
Other (includes short-term investments)	12

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Emerging Markets Equity Income Fund (Continued)

Geographic Concentration: A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Emerging Markets Equity Income Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	-19.13%	-3.77%		9/5/12
Class A Shares at POP[3,4]	-23.78	-5.61		9/5/12
Class C Shares at NAV[2] and with CDSC[4]	-19.78	-4.50		9/5/12
Class I Shares at NAV	-18.95	-3.54		9/5/12
S&P 500® Index	-0.61	13.12	[5]	—
MSCI Emerging Markets Index (net)	-19.28	-3.08	[5]	—

Fund Expense Ratios6: A Shares: Gross 2.01%, Net 1.75%; C Shares: Gross 2.76%, Net 2.50%; I Shares: Gross 1.76%, Net 1.50%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2017. For the period of October 1, 2014, through August 31, 2015, the waiver was voluntary. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Emerging Markets Small-Cap Fund Fund Summary	Ticker Symbols: Class A: VAESX Class C: VCESX Class I: VIESX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -21.20%, Class C shares returned -21.68%, and Class I shares returned -20.96%. For the same period, the S&P 500® Index, a broad-based equity index, returned -0.61%, and the MSCI Small Cap Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned -15.23%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

The MSCI Emerging Markets Small Cap Index declined during the fiscal year. Fears over slowing growth in China, the dramatic rise and fall of the Shanghai Stock Exchange, falling commodity prices, and uncertainty surrounding the Federal Reserve policy caused emerging market assets to decline sharply. The decline was magnified in dollar terms, as many emerging market currencies depreciated significantly over the past 12 months.

In China, the shift from an investment-driven economy to a consumption-driven economy is ongoing and has been bumpy. As such, markets more closely tied to China were the biggest underperformers during the period. This included countries with significant commodity exposure, such as Brazil, Russia, Colombia, South Africa, and Indonesia. It also included markets closely tied to China economically, such as Hong Kong and Taiwan. Accordingly, the strongest performing markets during the period were India and South Korea, both of which have relatively low exposure to commodity prices and less linkage to the Chinese economy.

The strongest sector during the period was healthcare. The weakest sectors were energy and materials.

What factors affected the Fund’s performance during its fiscal year?

The Fund underperformed the MSCI Emerging Markets Small Cap Index over the fiscal year. Country and currency mismatches relative to the benchmark detracted from performance, created by our relatively higher exposure in Brazil, Malaysia, South Africa, and Turkey, which experienced sharp currency devaluations and heightened volatility. Relative underweight positions in India and South Korea also detracted from performance. We emphasize that our country selection is driven not by trying to predict macroeconomic outcomes, but by our bottom-up search for the highest quality companies with the best risk-reward in our universe. We tend to own larger positions than most managers, and many of these positions are not highly correlated with the markets in which they trade. This will, at times, result in performance for the Fund that varies materially from the benchmark. We believe that our concentrated, high-quality approach will achieve excess returns over a complete market cycle.

In addition to mismatches in geographic and currency weights, one particular stock, Tegma Gestao Logistica, was a significant detractor from performance. As the largest provider of logistic services for the automotive industry in Brazil, the company struggled as automotive sales and production in Brazil declined dramatically over the last two years as the challenging economic backdrop descended into a crisis. While the company has remained profitable and maintained its leading market share, we have been disappointed by the margin declines experienced this year and the departure of the company’s prior CEO.

The biggest contributor to performance over the past year was BFI Finance, a consumer finance company in Indonesia. The company’s stock rose during the period, driven by continued strong revenue and profit growth. BFI Finance maintains a unique distribution model in rural Indonesia, providing consumer lending services through its 225 outlets, the majority of which are located outside of the Java region in remote areas where client relationships are crucial. Trading at roughly half the valuation of other Indonesian banks and finance companies while still posting healthy growth and returns, we still find significant upside potential remaining for the stock.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Consumer Staples	24%
Industrials	19
Financials	16
Information Technology	15
Materials	11
Consumer Discretionary	8
Telecommunication Services	3
Health Care	2
Other (includes short-term investments)	2

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Emerging Markets Small-Cap Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	-21.20%	-10.81%		12/17/13
Class A Shares at POP[3,4]	-25.73	-13.72		12/17/13
Class C Shares at NAV[2] and with CDSC[4]	-21.68	-11.42		12/17/13
Class I Shares at NAV	-20.96	-10.56		12/17/13
S&P 500® Index	-0.61	6.46	[5]	—
MSCI Small Cap Index	-15.23	-4.15	[5]	—

Fund Expense Ratios6: A Shares: Gross 4.84%, Net 1.85%; C Shares: Gross 5.59%, Net 2.60%; I Shares: Gross 4.59%, Net 1.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2017. For the period of October 1, 2014, through August 31, 2015, the waiver was voluntary. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 17, 2013 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Infrastructure Fund Fund Summary	Ticker Symbols: Class A: PGUAX Class C: PGUCX Class I: PGIUX

Portfolio Manager Commentary by Duff & Phelps Investment Management Co.

¢	The Fund is diversified and has investment objectives of both capital appreciation and current income.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -8.27%, Class C shares returned -8.94%, and Class I shares returned -7.98%. For the same period, the S&P 500® Index, a broad-based equity index, returned -0.61%, and the Global Infrastructure Linked Benchmark, the Fund’s style-specific benchmark appropriate for comparison, returned -10.65%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

For the 12 months ended September 30, 2015, after heighten levels of volatility, most developed world equity markets finished in negative territory. Markets were subjected to multiple events that put investors on edge. The negative overtone began early in the period when OPEC refused to cut production levels, and oil prices and energy stocks sold off as a result. In Europe, equity markets see-sawed throughout the period with the fortunes of Greece as a eurozone collapse was once again narrowly averted. The recurring Greek crisis and an unsteady economic pace overshadowed the potential benefits from eurozone quantitative easing. Toward the end of the period, China devalued its currency as its economy was slowing and its stock market falling. In a domino effect, commodities sold off worldwide, and global stock markets tumbled.

The U.S. equity market, although still negative, performed better than many others over the last 12 months as its economy continued to be healthier than those of other developed nations. However, near the end of the period, after heavy anticipation and substantial speculation, the Federal Reserve chose not to raise interest rates, but instead held steady.

U.S. equity markets initially reacted negatively, jolted by fears of an unstable economic recovery. The stage is now set for a policy change before year-end, or even perhaps sometime into 2016.

What factors affected the Fund’s performance during its fiscal year?

The same negative sentiment that overtook broader equities markets over the past 12 months also contributed to the Fund posting negative performance. The Fund beat the benchmark during the period, but lagged behind global equities. Over the period, the performance of the Fund’s transportation and utilities holdings were positive. Communications declined modestly, while energy was significantly negative.

The primary contributor to the Fund’s outperformance versus the benchmark was stock selection within the utilities sector. Utilities experienced heighten volatility throughout the period, and rallied sharply near the end when the Fed opted to hold interest rates steady and treasury yields fell. Our favored U.S. regulated utility companies posted strong performance resulting in the significant positive contribution. We are attracted to the strong fundamental underpinning of robust capital spending programs and supportive regulatory environments in the U.S. We continue to avoid companies with power price exposure given that merchant power markets are difficult worldwide due to excess capacity and downward pressure of fuel related commodities. However, we expect continued volatility in U.S. utilities as the road to Fed tightening is paved with interest rate concerns among investors.

Transportation was the Fund’s largest overweight during the period and the second largest contributor to outperformance versus the benchmark. A positive allocation effect and strong stock selection were the drivers. Our transportation holdings, primarily located in Europe and Australia, continued to post strong traffic and passenger numbers, even given a backdrop of wavering economies. Long-term concession agreements with government authorities, attractive cash flows, and stable or growing dividends support our overweight investment thesis.

Communications, which was the Fund’s largest underweight, was neutral versus the benchmark over the last 12 months. A positive selection impact was essentially offset by a negative allocation effect. The significant underweight is due to concerns about the wireless competitive environment for U.S. integrated telecommunications companies. European telecommunications fundamentals are mixed, and M&A seems to have run into a regulatory roadblock. We remain comfortable with the overweight position in U.S. tower and European satellite companies as the revenue growth profiles and high margins provide for attractive long-term investment opportunities. The portfolio benefits from the attractive dividend yields communications companies provide, which are generally well supported by cash flows.

The energy sector had a negative impact on performance versus the benchmark during the 12-month period, as we had an overweight position allocated to the worst performing sector. Energy stocks were hammered, first early in the period when OPEC decided not to cut production, and then again toward the end of the period due to the China-related global commodities pullback and fears of earnings weakness related to drilling cuts. Early on, we decided to maintain our overweight given that our midstream-oriented holdings (pipelines, gatherers, and processors) generally have little short- or intermediate-term exposure to oil prices. However, our thesis failed to bear fruit as investors did not distinguish the mid-stream companies from the oil-price dependent exploration and production companies. However, we are maintaining our midstream oriented energy overweight as we remain confident that multi-year contracts and regulatory agreements underpin attractive revenues, cash flows, and dividends going forward.

Another detractor from the Fund’s performance versus the benchmark for the period was the social services sector, which benefited from the strength of health care stocks. However, the Fund does not invest in health care or education services companies as we do not believe they meet our investment criteria for revenue visibility, dividend yield, and geographic diversification.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Infrastructure Fund (Continued)

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Utilities	37%
Energy	21
Telecommunication Services	18
Industrials	14
Financials	5
Consumer Discretionary	3
Other (includes short-term investments)	2

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Income: Income received from the Fund may vary widely over the short- and long-term.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Infrastructure Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	-8.27%	8.36%	6.29%	—		—
Class A Shares at POP[3,4]	-13.55	7.09	5.67	—		—
Class C Shares at NAV[2] and with CDSC[4]	-8.94	7.56	5.50	—		—
Class I Shares at NAV	-7.98	8.63	—	3.88%		6/6/08
S&P 500® Index	-0.61	13.34	6.80	7.12	[5]	—
Global Infrastructure Linked Benchmark	-10.65	6.58	5.01	2.09	[5]	—

Fund Expense Ratios6: A Shares: 1.29%; C Shares: 2.04%, I Shares: 1.04%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception returns are from Class I inception date (6/6/08).
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2005, for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Opportunities Fund Fund Summary	Ticker Symbols: Class A: NWWOX Class B: WWOBX Class C: WWOCX Class I: WWOIX

Portfolio Manager Commentary by Vontobel Asset Management, Inc.

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned 2.15%, Class B shares returned 1.33%, Class C shares returned 1.42%, and Class I shares returned 2.37%. For the same period, the S&P 500® Index, a broad-based equity index, returned -0.61%, and the MSCI AC World Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned -6.66%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	The MSCI All Country World Index (Total Return Net Dividends) was essentially flat in fiscal Q1, positive in fiscal Q2, essentially flat again in fiscal Q3, and negative in fiscal Q4 as global markets sold off.

¢	The U.S. stock market fell sharply in October 2014 and again in December 2014. However, its quick rebound in both months signified its underlying economic strength as it entered 2015 with strong momentum. For the first half of 2015, U.S. stocks gained approximately 1% as disappointing economic data, lackluster corporate earnings, uncertainties about an initial Federal Reserve rate hike, and concerns regarding the Greek debt crisis contributed to U.S. equity market volatility. Despite a relatively solid economic backdrop in the U.S., stocks suffered losses in the last three months of the period, amid concerns over global growth and further uncertainty driven by the U.S. Federal Reserve’s decision in September to postpone the pending rate hike. U.S. equities (as represented by the S&P 500® Index) returned -0.61% over the one-year period ended September 30, 2015.

¢	Towards the end of 2014, European equities struggled, as disappointing economic data was released and the European Central Bank lowered its growth forecasts for the eurozone economy. However, European equities entered positive territory in the beginning of 2015, bolstered by central bank bond purchases. By mid-year, the Greek debt crisis impacted European markets, which experienced losses through September, as the effects of the Chinese slowdown and a scandal at German auto manufacturer Volkswagen weighed on investor sentiment. Over the one-year period ended September 30, 2015, European equities (as represented by the MSCI Europe Index) returned -9.33% in U.S. dollar terms. The euro experienced a significant devaluation, declining more than 11.5% against the U.S. dollar over the period.

¢	Falling commodity prices and a strengthening U.S. dollar drove emerging markets to negative territory at the end of 2014. Emerging markets entered 2015 with positive momentum with promising developments occurring in India, where equities benefited from two unexpected central bank rate cuts and a greater government focus on infrastructure spending. After reaching highs in late April driven by soaring Chinese equity markets, emerging markets experienced steep declines as concerns over China’s weak macroeconomic data, Beijing’s unexpected move to devalue its currency, and substantial Chinese equity market volatility led to a global market sell-off in August. Emerging markets suffered far worse than their developed market counterparts. Currencies of many developing countries tumbled as well. Emerging market equities (as represented by the MSCI Emerging Markets Index) returned -19.28% (net) in U.S. dollar terms over the one-year period ended September 30, 2015.

What factors affected the Fund’s performance during its fiscal year?

The following discussion highlights specific stocks – those that provided the largest contribution to absolute performance and those that were the largest detractors for the quarter. As bottom-up stock pickers, we hope shareholders find this useful and gain a greater understanding of how we invest their capital.

Stocks that Helped Absolute Performance

MasterCard is the second largest global payment network and is gaining share in a secularly growing industry. Global payments volume has grown at greater than 10% annually for more than five years, and MasterCard may be capable of growing its volume at a 10-12% rate annually for the next several years. Global card penetration relative to cash and check transactions had been about 36% in the recent past and may grow to 45-50% by 2018. Certainly the trend of consumers buying more and more goods online is a strong impetus for the continued preference of cards over cash. MasterCard continued to show strong underlying growth throughout the period, and concerns over any regulatory issues directly related to the company have faded for the time being.

Visa posted solid FY3Q2015 results, including a slight FY2015 EPS guidance raise. Visa is a leader in debit/credit transaction processing for card-issuing banks around the world. The company is a beneficiary of the secular shift from cash and checks to credit and debit cards. We like the transaction processing sector and believe Visa is well-positioned for continued strong growth.

Stocks that Hurt Absolute Performance

Baidu disappointed over the period, with continued weakness in margins as the company is spending heavily on marketing to drive adoption of its online-to-offline (“O2O”) platforms. We agree that over the longer term O2O is the right strategy, as it allows Baidu to take a higher share of revenues from completed transactions in local services areas, such as food delivery. Longer term, as search revenue slows down, we think O2O transactions will become a more important growth driver for the company; however, shorter term the investment required is impacting margins. We believe the majority of these investments are discretionary and will be pulled back over the years. The core search business continues to perform well, with revenue growth in the 30-35% range as the investments the company has made in promoting mobile search are coming to fruition. However, the O2O strategy is not driving incremental revenue growth for the near term and intense competition for the O2O markets continues to be strong. This is necessitating Baidu to spend more aggressively on marketing and promotion to try to win market share, which is not value added from a shareholder’s perspective, and continues to drag down margins.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Opportunities Fund (Continued)

Las Vegas Sands, and other Macau-exposed gaming stocks, continued to be weak over the period due to the onslaught of incrementally bad news from a macroeconomic and policy standpoint. Macau is still under pressure as the Chinese government crackdown on corruption as well as the economic weakness on the mainland has hurt visitation growth and gambling appetite. In the July through September period, there was new negative news out of the junket space in Macau. Junkets are a key facilitator to the VIP business, which has already contracted meaningfully. Now, we have seen news of some higher profile weakness in the junket space – junkets closing or reducing operations. This does not shock us or change our investment thesis. In the coming year, we expect to see a turn in the underlying market performance as it lacks the previous year’s extreme weakness. We think the news regarding the crackdown on corruption and economic weakness in China will continue. We have, therefore, marginally reduced our exposure on the back of the inevitability of the ongoing pressure and have reallocated capital to better near-term opportunities. However, as we have detailed before, our conviction in the Macau space has not changed over the long term, even while the near- and medium-term horizon has been cloudy. We still believe it presents tremendous opportunities for highly profitable growth and strong cash returns for shareholders. In our opinion, continued patience, and the passage of time, is all that is needed here.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Consumer Staples	31%
Financials	20
Health Care	17
Information Technology	17
Consumer Discretionary	6
Materials	2
Energy	2
Other (includes short-term investments)	5

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Geographic Concentration: A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Opportunities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	2.15%	10.22%	4.94%	—		—
Class A Shares at POP[3,4]	-3.72	8.93	4.32	—		—
Class B Shares at NAV[2]	1.33	9.40	4.17	—		—
Class B Shares with CDSC[4]	-2.31	9.40	4.17	—		—
Class C Shares at NAV[2] and with CDSC[4]	1.42	9.42	4.17	—		—
Class I Shares at NAV	2.37	—	—	9.79%		8/8/12
S&P 500® Index	-0.61	13.34	6.80	12.89	[5]	—
MSCI AC World Index (net)	-6.66	6.82	4.58	7.70	[5]	—

Fund Expense Ratios6: A Shares: 1.48%; B Shares: 2.23%; C Shares: 2.23%; I Shares: 1.23%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from Class I inception date (8/8/12).
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2005, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Real Estate Securities Fund Fund Summary	Ticker Symbols: Class A: VGSAX Class C: VGSCX Class I: VGISX

Portfolio Manager Commentary by Duff & Phelps Investment Management Co.

¢	The Fund is diversified and has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned 6.83%, Class C shares returned 6.07%, and Class I shares returned 7.11%. For the same period, the S&P 500® Index, a broad-based equity index, returned -0.61%, and the FTSE EPRA/NAREIT Developed Rental Index (net), the Fund’s style specific benchmark appropriate for comparison, returned 5.32%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

The performance of global real estate equities significantly outperformed global equities as demonstrated by the 5.3% increase in the benchmark FTSE EPRA NAREIT Developed Rental Index versus the 5.1% drop in the MSCI World Index, both expressed in U.S. dollar terms. Global real estate equities also outperformed U.S. equities during the period, but by a smaller margin, as represented by the 0.6% decrease in the S&P 500® Index during the fiscal year.

Taking a closer look at the performance of individual countries represented within the FTSE EPRA NAREIT Developed Rental Index, the five top-performing countries during the fiscal year on a total return basis measured in U.S. dollars were Germany, the U.K., Italy, Sweden, and the U.S. Not surprisingly, the top performers had a decidedly European flavor. The launch of European style quantitative easing was a powerful force behind the performance of several of the top countries, and its strength was more than enough to offset the decline in the euro relative to the U.S. dollar. Germany finished the period in the number one spot driven by the ongoing positive performance of its apartment companies, which are disproportionately represented in the Index. A positive fundamental landscape and a strong bid for German apartments drove capitalization rates lower and asset values higher.

Following the surprise May election win by the Conservative party, U.K. real estate equities and the British pound posted healthy rallies relative to their global developed market peers, helping drive the second best total returns by country during the fiscal year. Moreover, similar to German apartments, U.K. real estate continues to benefit from the dual tailwinds of a positive rental rate and capital cycle, which is only present in a few other countries on a global basis.

Italian, Swedish, and U.S. real estate shares also outperformed during the period as institutional real estate capital continued to flow into these markets looking to participate in better expected economic growth and real estate fundamentals in the case of Sweden and the U.S. and recovering real estate values in the case of Italy.

The five bottom-performing countries during the fiscal year were Norway, Greece, Singapore, Canada, and Finland. All five delivered negative total returns. During the fiscal year, the Norwegian krone and the Canadian dollar took it on the chin relative to the U.S dollar as oil prices collapsed. This was a significant factor behind Norway’s and Canada’s poor return performance. A deteriorating political situation in Greece and a continued decline in the euro relative to the U.S. dollar were contributors to the weak returns from Greece. Finnish returns experienced a knock-on effect from the growing problems in Russia, which weighed on the performance of its economy. Singapore was one of the weaker performing countries during the period given its ties to China and poor underlying real estate fundamentals.

Thematically, real estate companies remained active on the capital raising front, particularly in the U.S., Europe excluding the U.K., and Japan as they looked to fund redevelopment, development, and acquisitions of recently acquired companies or portfolios of assets. Portfolio pruning and asset recycling as an additional source of capital was more evident in the U.S than other markets, as is often the case. We also witnessed a pick-up in mergers and acquisition activity as several privatization deals were announced in the U.S., and public-to-public mergers were announced in the U.S. and Europe excluding the U.K. With the significant amount of real estate private equity capital that has been raised, but currently remains unspent, and the more attractive valuations on offer by publicly traded real estate securities, we expect M&A activity to continue, if not accelerate, over the coming year.

Our global travels during the period brought us to several countries and cities in the U.S., European and Asia Pacific regions and were helpful in providing timely updates on the space and asset markets in each respective locale. Additionally, quality time was spent with existing strategy holdings and conducting due diligence on potential new investment opportunities. At a high level, the strong appetite for high-quality commercial real estate from a wide and deep pool of institutional capital sources was evident across most locations as reflected in recent asset market pricing trends. Space market trends were more varied throughout the markets visited, but were notably robust for U.S. self-storage, apartment, and industrial real estate; Central London real estate; German residential; and Dublin office. The Hong Kong office space market, particularly in the central region, was also surprisingly healthy, benefiting from an increase in demand from Mainland China firms. Among the noted property sectors and markets, new development over the visible horizon remains contained with the exception of Dublin office.

What factors affected the Fund’s performance during its fiscal year?

For the one-year period ended September 30, 2015, the Fund outperformed its style-specific benchmark. The Fund’s performance was driven solely by security selection, as country allocation detracted from performance over the period.

From a country perspective, the most significant positive contributor to relative performance was our stock selection within the U.S., which drove the majority of the Fund’s excess return. At the security level within the U.S., our overweight exposure to a mid-capitalization self-storage REIT had the largest positive impact on performance, as this company benefited from a positive fundamental backdrop for self-storage properties, property sector leading results, and a very active transaction market for self-storage properties at firm values. Lack of exposure to a large capitalization triple-net REIT that posted a significant negative total return also contributed positively to our U.S. stock selection.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Real Estate Securities Fund (Continued)

The second most meaningful positive contributor at a country level to relative performance was our allocation to and stock selection within the U.K. At the security level within the U.K., our overweight exposure to a student housing real estate company had the largest positive impact on performance, as this company benefited from a positive fundamental backdrop for student housing and a very active transaction market for student housing properties at firm values. Overweight positions to the two largest publicly traded self-storage REITs in the U.K. also contributed positively to our U.K. stock selection.

From a country perspective, the most significant detractor from relative performance was our overweight allocation to Mexico. On a local currency basis, the combined performance of the Fund’s two Mexican industrial-focused REITs was positive; however, the significant decline in the Mexican peso over the period was a major headwind and drove the negative performance.

The second most meaningful detractor at a country level from relative performance was our overweight exposure to and stock selection within Singapore. Singapore real estate shares performed poorly over the period given its ties to China and generally weak real estate fundamentals. Our stock selection was negatively impacted by an overweight exposure to a global industrial real estate company based in Singapore, but with significant exposure to China.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Financials	38%
Retail REITs	17
Office REITs	12
Diversified REITs	9
Residential REITs	9
Real Estate Operating Companies	8
Specialized REITs	5
Other (includes short-term investments)	2

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Real Estate: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Real Estate Securities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	6.83%	9.78%	21.37%		3/2/09
Class A Shares at POP[3,4]	0.69	8.49	20.28		3/2/09
Class C Shares at NAV[2] and with CDSC[4]	6.07	8.97	20.47		3/2/09
Class I Shares at NAV	7.11	10.07	21.69		3/2/09
S&P 500® Index	-0.61	13.34	19.04	[5]	—
FTSE EPRA/NAREIT Developed Rental Index (net)	5.32	9.09	21.07	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.57%, Net 1.40%; C Shares: Gross 2.32%, Net 2.15%; I Shares: Gross 1.32%, Net 1.15%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2017. For the period of October 1, 2014, through August 31, 2015, the waiver was voluntary. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 2, 2009 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Greater European Opportunities Fund Fund Summary	Ticker Symbols: Class A: VGEAX Class C: VGECX Class I: VGEIX

Portfolio Manager Commentary by Vontobel Asset Management, Inc.

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned 1.19%, Class C shares returned 0.43%, and Class I shares returned 1.47%. For the same period, the S&P 500® Index, a broad-based equity index, returned -0.61%, and the MSCI Europe Index (net), the Fund‘s style-specific benchmark appropriate for comparison, returned -9.33%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	The MSCI Europe Index, in U.S. dollar terms, was negative in fiscal Q1, up in fiscal Q2, essentially flat in fiscal Q3, and negative in fiscal Q4 as global markets sold off.

¢	Towards the end of 2014, European equities struggled, as disappointing economic data was released and the European Central Bank lowered its growth forecasts for the eurozone economy. However, European equities entered positive territory in the beginning of 2015, bolstered by central bank bond purchases. By mid-year, the Greek debt crisis impacted European markets, which experienced losses through September, as the effects of the Chinese slowdown and a scandal at German auto manufacturer Volkswagen weighed on investor sentiment. Over the one-year period ended September 30, 2015, European equities (as represented by the MSCI Europe Index) returned -9.33% (net) in U.S. dollar terms. The euro experienced a significant devaluation, declining more than 11.5% against the U.S. dollar over the period.

¢	Concerns over China’s weak macroeconomic data, Beijing’s unexpected move to devalue its currency, and substantial Chinese equity market volatility led to a global market sell-off in August. Slow global growth and uncertainty driven by the U.S. Federal
Reserve’s decision in September to postpone the pending rate hike also negatively impacted global equities at the end of the one-year period.

What factors affected the Fund’s performance during its fiscal year?

The following discussion highlights specific stocks – those that provided the largest contribution to absolute performance and those that were the largest detractors for the quarter. As bottom-up stock pickers, we hope that shareholders find this useful and gain a greater understanding of how we invest their capital.

Stocks that Helped Absolute Performance

SABMiller performed well as the potential acquisition by Anheuser-Busch Inbev (ABI), which has been long talked about, seemed to be getting closer. The companies acknowledged in the press that they are discussing a merger. From our point of view, it would be sad to lose SABMiller as an independent company, as we believe it has a long runway of growth ahead of it. Its exposure to the fast growing emerging markets is the largest of any of the major brewers, and it has high market share in many of those regions. Per capita consumption should grow, along with rising discretionary income, and pricing as well as a mix to more premium beer should drive growth as well.

Imperial Tobacco performed well, and we consider this outperformance to be sustainable, given expected growth in operating margins, free cash flow, and dividends. Imperial Tobacco PLC is a leading international tobacco company that manufactures, markets and sells a comprehensive range of tobacco products, including cigarettes and cigars. It is the second largest cigarette manufacturer in Europe, the leader in Spain and the U.K., while being second in Germany and France. Globally, it is the top cigar maker. On May 26, 2015, the Federal Trade Commission’s proposed order required Reynolds American to divest to Imperial Tobacco four established cigarette brands: Winston, Kool, Salem, and Maverick. With the acquisition of the divested assets, Imperial will become a more substantial competitor in the United States.

Stocks that Hurt Absolute Performance

UBS’s stock declined, mostly in July and August of 2015, along with other market-sensitive financials.

With a large portion of the company’s revenues tied to the trends in global asset prices, there is a direct impact on earnings when asset values fall. In addition, the stock’s weakness reflected investors’ expectation for slower net flows into UBS’s private banking business, particularly in the emerging markets. There has not been significant company-specific news in the quarter, and we continue to like the name longer term. UBS is one of the better capitalized banks in the world. With its growth shifting to the less-capital intensive wealth management and asset management businesses, UBS should become a powerful cash-generating machine, while still achieving healthy earnings growth. We expect the pace of capital returns to accelerate over the coming years. UBS is the largest global wealth manager, with two-thirds of its earnings expected to come from its asset-gathering businesses, after the company made a strategic decision to shrink its investment bank.

Roche’s stock suffered after a clinical trial showed that adding Kadcyla to the existing regimen of Herceptin and Perjeta failed to improve survival outcomes in breast cancer. Perjeta and Kadcyla represented Roche’s strategy of moving beyond Herceptin and onto next generation products. While Kadcyla’s failure was a disappointment, Perjeta has already established itself as part of the standard of care. With Perjeta and other formulations of Herceptin, Roche still has flexibility to grow its breast cancer franchise after the eventual introduction of biosimilars. More broadly, Roche remains a dominant oncology franchise, which gives it better understanding of disease biology while the in-house diagnostics business provides synergies with drug development. Roche is a leader in the emerging class of immunotherapy drugs, which has the potential to become another major franchise for the company, and also has a rich pipeline in other therapeutic areas.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Greater European Opportunities Fund (Continued)

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Consumer Staples	38%
Health Care	20
Consumer Discretionary	16
Financials	8
Industrials	5
Materials	5
Information Technology	3
Other (includes short-term investments)	5

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Geographic Concentration: A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Greater European Opportunities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	1.19%	7.61%	11.71%		4/21/09
Class A Shares at POP[3,4]	-4.63	6.34	10.69		4/21/09
Class C Shares at NAV[2] and with CDSC[4]	0.43	6.81	10.89		4/21/09
Class I Shares at NAV	1.47	7.87	11.99		4/21/09
S&P 500® Index	-0.61	13.34	15.90	[5]	—
MSCI Europe Index (net)	-9.33	4.28	10.03	[5]	—
Fund Expense Ratios6: A Shares: Gross 1.92%, Net 1.45%; C Shares: Gross 2.67%, Net 2.20%; I Shares: Gross 1.67%, Net 1.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect thru January 31, 2017. For the period of October 1, 2014, through August 31, 2015, the waiver was voluntary. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on April 21, 2009 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Equity Fund Fund Summary	Ticker Symbols: Class A: VIEAX Class C: VIECX Class I: VIIEX

Portfolio Manager Commentary by Euclid Advisors LLC

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -9.43%, Class C shares returned -10.01%, and Class I shares returned -9.14%. For the same period, the S&P 500® Index, a broad-based equity index, returned -0.61%, and the MSCI EAFE® Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned -8.66%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

Developed international stock markets, as represented by the MSCI EAFE® Index (net), declined 8.7% during the Fund’s fiscal year. It was a volatile year as weakness in the first fiscal quarter, gave way to optimism over economic growth that erased the deficit and produced a 4.0% gain through the end of July. Unfortunately, that optimism faded quickly and the MSCI EAFE® Index lost 12.1% in the final two months of the year on fears of a global economic slowdown as China devalued the yuan in an attempt to boost its export-driven economy. To place the move into perspective, it was the worst consecutive two-month performance period since May 2012 when Europe was in the throes of a banking crisis and Japan was just months away from embracing the fiscal, monetary, and structural reforms that would become known as Abenomics. Portfolios that were positioned in defensive or consumer-related sectors, with the exception of utilities, benefited from the stability of cash flows and non-cyclical nature of many of their businesses.

Energy stocks continued the pattern of weakness recently that they exhibited when OPEC surprised the markets last Thanksgiving by voting not to curtail production despite weaker prices. Not much had changed as of the end of the fiscal year, as demand continued to grow but supply continued to grow faster. Brent crude oil declined about 40% in the first fiscal quarter. Prices then stabilized in the spring and summer before falling another 30% to close the fiscal year. Basic materials were also victims of global economic slowdown concerns. Copper, iron ore, and nickel suffered double-digit declines and currencies of commodity-producing nations weakened relative to the U.S. dollar. In fact, the stronger dollar reduced international investors’ returns by roughly 7% as the MSCI EAFE® Index (net) returned -1.7% in local currency terms.

Japanese equity markets continued to benefit from policy changes brought on by Prime Minister Abe. Many companies have embraced better corporate governance and put cash to more productive use. This has been reflective in corporate earnings which grew 24% to a record ¥20 trillion ($170 billion). We believe that there is room for continued upside as strong bottom-up fundamentals are supported by the tailwinds of economic reform and monetary policy.

What factors affected the Fund’s performance during its fiscal year?

For the fiscal year ended September 30, 2015, the Fund performed in line with its primary benchmark and peer group. In a volatile year, strong relative sector allocation performance was partially offset by individual stock selection.

The Fund added the greatest amount of relative performance in the health care, telecommunications, and industrial sectors. Reflecting superior stock selection, all three sectors posted positive absolute returns in the Fund while corresponding returns in the benchmark were negative. In addition, the significant overweight positions in health care and telecommunications combined with an underweight to industrials also contributed to additional performance gains.

Conversely, the Fund’s holdings in energy, financials, and consumer staples underperformed their benchmark counterparts. Overweight positions in energy and financials also detracted from relative returns, and an underweight to consumer staples, which was the only sector in the benchmark which managed a positive return, was likewise a negative factor. The Fund reduced its weighting in energy and financials over the course of the year, and still maintains a meaningful underweight to consumer staples. We believe that the sector remains expensive and that stable cash flows may be purchased more cheaply in other areas.

From a regional perspective, the Fund maintained a significant overweight position to Japan for reasons outlined above, and the country exposure was the largest source of absolute and relative returns for the period. An underweight to commodity producer Australia, which struggled, was negated by an overweight to select Canadian names, which were weak. In aggregate, emerging markets holdings detracted from performance and were gradually eliminated throughout the year and replaced with holdings in Europe and the U.K., regions in the midst of a cyclical recovery with less volatility than their peers in the developing world.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Financials	20%
Consumer Discretionary	16
Health Care	15
Telecommunication Services	11
Information Technology	8
Industrials	6
Consumer Staples	3
Energy	2
Other (includes short-term investments and securities lending collateral)	19

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Equity Fund (Continued)

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Geographic Concentration: A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Equity Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	-9.43%	4.56%	4.87%		9/16/10
Class A Shares at POP[3,4]	-14.63	3.32	3.64		9/16/10
Class C Shares at NAV[2] and with CDSC[4]	-10.01	3.72	4.02		9/16/10
Class I Shares at NAV	-9.14	4.75	5.06		9/16/10
S&P 500® Index	-0.61	13.34	13.56	[5]	—
MSCI EAFE® Index (net)	-8.66	3.98	4.46	[5]	—

Fund Expense Ratios6: A Shares: Gross 2.43%, Net 1.50%; C Shares: Gross 3.18%, Net 2.25%; I Shares: Gross 2.18%, Net 1.25%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2017. For the period of October 1, 2014, through August 31, 2015, the waiver was voluntary. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 16, 2010 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Real Estate Securities Fund Fund Summary	Ticker Symbols: Class A: PXRAX Class C: PXRCX Class I: PXRIX

Portfolio Manager Commentary by Duff & Phelps Investment Management Co.

¢	The Fund is diversified and has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned 0.94%, Class C shares returned 0.29%, and Class I shares returned 1.31%. For the same period, the S&P 500® Index, a broad-based equity index, returned -0.61%, and the FTSE EPRA/NAREIT Developed Rental ex U.S. Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 0.57%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

The performance of international real estate equities significantly outperformed international equities as demonstrated by the 0.6% increase in the benchmark FTSE EPRA NAREIT Developed Rental ex U.S. Index versus the 8.7% drop in the MSCI EAFE® Index, both expressed in U.S. dollar terms. International real estate equities also outperformed U.S. equities during the period, but by a smaller margin, as represented by the 0.6% decrease in the S&P 500® Index during the fiscal year.

Taking a closer look at the performance of individual countries represented within the FTSE EPRA NAREIT Developed Rental ex U.S. Index, the five top-performing countries during the fiscal year on a total return basis measured in U.S. dollars were Germany, the U.K., Italy, Sweden, and Spain. Not surprisingly, the top performers had a decidedly European flavor. The launch of European style quantitative easing was a powerful force behind the performance for several of the top countries during the fiscal year, and its strength was more than enough to offset the decline in the euro relative to the U.S. dollar. Germany finished the period in the number one spot driven by the ongoing positive performance of its apartment companies, which are disproportionately represented in the Index. A positive fundamental landscape and a strong bid for German apartments drove capitalization rates lower and asset values higher.

Following the surprise May election win by the Conservative party, U.K. real estate equities and the British pound posted healthy rallies relative to their global developed market peers, helping drive the second best total returns by country during the fiscal year. Moreover, similar to German apartments, U.K. real estate continues to benefit from the dual tailwinds of a positive rental rate and capital cycle, which is only present in a few other countries on a global basis.

Italian, Swedish, and Spanish real estate shares also outperformed during the period as institutional real estate capital continued to flow into these markets looking to participate in better expected economic growth in the case of Sweden and Spain and recovering real estate values in the case of Italy and Spain.

The five bottom-performing countries during the fiscal year were Norway, Greece, Singapore, Canada, and Finland. All five delivered negative total returns for the period. During the fiscal year, the Norwegian krone and the Canadian dollar took it on the chin relative to the U.S dollar as oil prices collapsed. This was a significant factor behind Norway and Canada’s poor return performance. A deteriorating political situation in Greece and a continued decline in the euro relative to the U.S. dollar were contributors to the weak returns from Greece. Finnish returns experienced a knock-on effect from the growing problems in Russia, which weighed on the performance of its economy. Singapore was one of the weaker performing countries during the period given its ties to China and poor underlying real estate fundamentals.

Thematically, real estate companies remained active on the capital raising front, particularly in the U.S., Europe excluding the U.K., and Japan as they looked to fund redevelopment, development, and acquisitions of recently acquired companies or portfolios of assets. Portfolio pruning and asset recycling as an additional source of capital was more evident in the U.S than other markets, as is often the case. We also witnessed a pick-up in mergers and acquisition activity as several privatization deals were announced in the U.S. and public-to-public mergers were announced in the U.S. and Europe excluding the

U.K. With the significant amount of real estate private equity capital that has been raised, but currently remains unspent, and the more attractive valuations on offer by publicly traded real estate securities, we expect M&A activity to continue, if not accelerate, over the coming year.

Our global travels during the period brought us to several countries and cities in the European and Asia Pacific regions and were helpful in providing timely updates on the space and asset markets in each respective locale. Additionally, quality time was spent with existing strategy holdings and conducting due diligence on potential new investment opportunities. At a high level, the strong appetite for high-quality commercial real estate from a wide and deep pool of institutional capital sources was evident across most locations as reflected in recent asset market pricing trends. Space market trends were more varied throughout the markets visited, but were notably robust for Central London real estate, German residential, and Dublin office. The Hong Kong office space market, particularly in the country’s central region, was also surprisingly healthy, benefiting from an increase in demand from Mainland China firms. Among the noted property sectors and markets, new development over the visible horizon remains contained with the exception of Dublin office.

What factors affected the Fund’s performance during its fiscal year?

For the one-year period ended September 30, 2015, the Fund outperformed its style-specific benchmark. The Fund’s performance was driven solely by security selection, as country allocation detracted from performance over the period.

From a country perspective, the most significant positive contributor to relative performance was our allocation to and stock selection within the U.K. At the security level within the U.K., our overweight exposure to a student housing real estate company had the largest positive impact on performance, as this company benefited from a positive fundamental backdrop for student housing and a very active transaction market for student housing properties at firm values. Overweight positions to the two largest publicly traded self-storage REITs in the U.K. also contributed positively to our U.K. stock selection.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Real Estate Securities Fund (Continued)

The second most meaningful positive contributor at a country level to relative performance was our underweight allocation to and stock selection within Canada. Canadian real estate shares delivered a negative total return over the period as a weak economy and the significant depreciation of the Canadian dollar relative to the U.S. dollar weighed on the performance of the shares.

From a country perspective, the most significant detractor from relative performance during the fiscal year was our overweight allocation to Mexico. On a local currency basis, the combined performance of the Fund’s two Mexican industrial-focused REITs was positive; however, the significant decline in the Mexican peso over the period was a major headwind and drove the negative performance.

The second most meaningful detractor at a country level from relative performance was our underweight exposure to and stock selection within Sweden. Swedish real estate shares posted a positive total return over the period and benefited from a healthier economy relative to Europe as a whole and the positive inflow of institutional capital into its real estate market, which lifted the asset market in the country, particularly its major capital city of Stockholm.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Financials	31%
Retail REITs	30
Real Estate Operating Companies	13
Diversified REITs	12
Office REITs	9
Specialized REITs	3
Industrial REITs	2

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Real Estate: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Real Estate Securities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	0.94%	7.23%	0.61%		10/1/07
Class A Shares at POP[3,4]	-4.87	5.97	-0.13		10/1/07
Class C Shares at NAV[2] and with CDSC[4]	0.29	6.42	-0.15		10/1/07
Class I Shares at NAV	1.31	7.51	0.86		10/1/07
S&P 500® Index	-0.61	13.34	4.99	[5]	—
FTSE EPRA/NAREIT Developed Rental ex U.S. Index (net)	0.57	7.03	-0.58	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.73%, Net 1.50%; C Shares: Gross 2.48%, Net 2.25%; I Shares: Gross 1.48%, Net 1.25%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2017. For the period of October 1, 2014, through August 31, 2015, the waiver was voluntary. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on October 1, 2007 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Small-Cap Fund Fund Summary	Ticker Symbols: Class A: VISAX Class C: VCISX Class I: VIISX Class R6: VRISX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal year ended September 30, 2015, the Fund’s Class A shares at NAV returned -12.58%, Class C shares returned -13.28%, Class I shares returned -12.43% and Class R6 shares from November 12, 2014 (inception date), through September 30, 2015, returned -10.41%*. For the same period, the S&P 500® Index, a broad-based equity index, returned -0.61%, and the MSCI AC World ex U.S. Small Cap Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned -6.42%.

*	Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

The MSCI All Country World ex USA Small Cap Index declined 6.42% in a volatile year for global equity markets. While the benchmark return was positive in local currencies, the strong appreciation of the dollar meant that the return in dollar terms was negative. The strong dollar was fueled by the anticipation of an eventual increase in interest rates in the United States while at the same time the European Central Bank and the Bank of Japan continued to pursue monetary stimulus to bolster their economies. In addition, as macroeconomic uncertainty increased, many investors sought out the relative safety of U.S. dollar denominated assets.

The best performing regions over the last fiscal year were Europe and Japan, which benefited from ongoing quantitative easing. Asia ex-Japan, Latin America, and Africa all had significant declines. In general, markets tied to China in one way or another performed poorly. This included countries where commodities play a large role in the economy, such as Australia, Canada, and Brazil. It also included markets closely tied to China economically, such as Hong Kong and Taiwan.

In terms of sectors, energy and materials were the worst performers, driven by increased supply and slowing demand from China. More defensive sectors, such as consumer staples and healthcare, had positive returns and significantly outperformed.

What factors affected the Fund’s performance during its fiscal year?

The Fund underperformed its benchmark during the fiscal year. The primary driver of the underperformance was geographic allocation. In general, the Fund had higher weights in regions that underperformed, such as Latin America and Asia ex-Japan, and lower weights in regions that performed well, such as Europe and Japan.

Fund performance was also negatively impacted by the severe decline in the shares of Tegma Gestao Logistica, the largest automotive logistics company in Brazil. Automotive sales and production in Brazil declined dramatically over the last two years as the challenging economic backdrop descended into a crisis. While this development certainly had a negative impact on the near-term profitability of Tegma, the current valuation is extremely depressed relative to what we believe is the fair value of the business. For this reason, we continue to hold our position.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market and or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Information Technology	24%
Financials	21
Industrials	16
Consumer Discretionary	13
Consumer Staples	8
Materials	7
Health Care	6
Other (includes short-term investments)	5

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Small-Cap Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	-12.58%	7.30%		9/5/12
Class A Shares at POP[3,4]	-17.61	5.25		9/5/12
Class C Shares at NAV[2] and with CDSC[4]	-13.28	6.50		9/5/12
Class I Shares at NAV	-12.43	7.57		9/5/12
Class R6 Shares at NAV	—	-10.41		11/12/14
S&P 500® Index	-0.61	—	[5]	—
MSCI AC World ex U.S. Small Cap Index (net)	-6.42	—	[6]	—

Fund Expense Ratios7: A Shares: Gross 1.75%, Net 1.60%; C Shares: Gross 2.50%, Net 2.35%; I Shares: Gross 1.50%, Net 1.35%; R6 Shares: Gross 1.41%, Net 1.26%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index returned -4.06% for Class R6 shares and 13.12% for Class I shares from the inception date of the respective share class.
[6]	The index returned -3.51% for Class R6 shares and 7.24% for Class I shares from the inception date of the respective share class.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2017. For the period of October 1, 2014, through August 31, 2015, the waiver was voluntary. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Wealth Masters Fund Fund Summary	Ticker Symbols: Class A: VIWAX Class C: VIWCX Class I: VWIIX

Portfolio Manager Commentary by Horizon Asset Management, LLC

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal period November 17, 2014 (inception date) through September 30, 2015, the Fund’s Class A shares at NAV returned -4.80%*, Class C shares returned -5.40%*, and Class I shares returned -4.60%*. For the same period, the S&P 500® Index, a broad-based equity index, returned -4.23%, and the MSCI EAFE® Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned -6.77%*.

*	Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

During the period between the Fund’s inception on November 17, 2014 and September 30, 2015, the MSCI EAFE® Index returned -6.77%, while the S&P 500® Index returned -4.23%. The MSCI EAFE® Index fell at the end of 2014 as oil prices fell, then appreciated in the first half of 2015. The MSCI EAFE® Index fell again in July as investors weighed the prospect of Greek insolvency, and again in August as investors weighed a variety of headwinds facing the markets: oil prices remained low, concerns continued to grow regarding the strength of the Chinese economy, and the U.S. Federal Reserve did not raise interest rates.

Domestic equity mutual funds continued to experience net outflows, while international equity mutual funds had net inflows. At the same time, exchange-traded funds (ETFs) continued to gather assets. Given the float-adjusted, market cap weighted methodology used by most of the major indexes, the lion’s share of flows into ETFs tend to support the stock prices of the largest, most liquid companies. However, in our opinion, the business results of these companies have not necessarily improved; in fact, many of the largest companies have experienced slowing revenue growth, and we believe that it will be increasingly difficult for them to expand revenues at a meaningful rate, even by acquisition.

What factors affected the Fund’s performance during its fiscal year?

The Fund is designed to track the Horizon Kinetics ISE International Wealth Index (the “International Wealth Index”), an index composed of non-U.S., exchange-listed companies owned and operated by some of the wealthiest, most successful investors, business executives, and entrepreneurs in the world (“owner-operators”). The Fund allows investors to readily leverage the business acumen of the highly-skilled individuals represented in the Index.

The Fund outperformed the benchmark during the period from November 17, 2014 to September 30, 2015. At the sector level, underweight exposure to financials and stock representation within that sector contributed positively to relative returns, as did stock representation within the industrials sector. Overweight exposure to consumer discretionary stocks also contributed meaningfully to outperformance. Stock selection within the materials and information technology sectors detracted from relative returns.

At the stock level, the five largest contributors to relative performance (and their owner-operators) were ACOM Co. Ltd. (Shigeyoshi Kinoshita), Pola Orbis Holdings Inc. (Satoshi Suzuki), Regus PLC S.A. (Mark Dixon), Start Today Co. Ltd. (Yusaku Maezawa), and Nexon Co. Ltd. (Kim Jungju). The five largest detractors from relative performance were Genel Energy plc (Nathaniel Rothschild), ArcelorMittal SA (Lakshmi Mittal), Seven West Media Ltd. (Kerry Stokes), Glencore plc. (Ivan Glasenberg), and Gree Inc. (Yoshikazu Tanaka).

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2015.
Consumer Discretionary	30%
Industrials	15
Financials	14
Consumer Staples	11
Information Technology	9
Materials	6
Health Care	4
Other (includes short-term investments and securities lending collateral)	11

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Wealth Masters Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/15
	Since Inception		Inception Date
Class A Shares at NAV[2]	-4.80%		11/17/14
Class A Shares at POP[3,4]	-10.27		11/17/14
Class C Shares at NAV[2]	-5.40		11/17/14
Class C Shares with CDSC[4]	-6.35		11/17/14
Class I Shares at NAV[2]	-4.60		11/17/14
S&P 500® Index	-4.23	[5]	—
MSCI EAFE® Index (net)	-6.77	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.85%, Net 1.55%; C Shares: Gross 2.60%, Net 2.30%; I Shares: Gross 1.60%, Net 1.30%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2015, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2016. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on November 17, 2014 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

VIRTUS EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—26.5%
Argentine Republic Series NY, 8.280%, 12/31/33(11)	$196		$201
Bermuda RegS 4.854%, 2/6/24(4)	200		209
Bolivarian Republic of Venezuela
RegS 5.750%, 2/26/16(4)	30		25
RegS 7.750%, 10/13/19(4)	140		49
7.650%, 4/21/25	285		95
9.375%, 1/13/34	325		115
Commonwealth of Jamaica 6.750%, 4/28/28	200		201
Croatian Republic RegS 6.000%, 1/26/24(4)	200		211
Dominican Republic
144A 5.875%, 4/18/24(3)	100		99
144A 6.850%, 1/27/45(3)	100		96
Hellenic Republic 3.000%, 2/24/24(2)	200	EUR	157
Hungary
5.375%, 2/21/23	146		159
5.750%, 11/22/23	22		25
5.375%, 3/25/24	60		65
Kingdom of Bahrain 144A 6.000%, 9/19/44(3)	200		169
Kingdom of Morocco 144A 4.250%, 12/11/22(3)	200		202
Mongolia 144A 5.125%, 12/5/22(3)	200		165
Pakistan Government International Bond 144A 8.250%, 9/30/25(3)	200		205
Republic of Armenia 144A 7.150%, 3/26/25(3)	200		189
Republic of Azerbaijan 144A 4.750%, 3/18/24(3)	200		187
Republic of Chile 5.500%, 8/5/20	70,000	CLP	104
Republic of Colombia Treasury Note, Series B, 11.250%, 10/24/18	100,000	COP	36
Republic of Costa Rica 144A 7.000%, 4/4/44(3)	200		177
Republic of Cote d’Ivoire 144A 6.375%, 3/3/28(3)	200		177
Republic of El Salvador
144A 6.375%, 1/18/27(3)	155		137
144A 7.650%, 6/15/35(3)	70		63
Republic of Indonesia
Series FR30, 10.750%, 5/15/16	785,000	IDR	54
Series FR63, 5.625%, 5/15/23	624,000	IDR	33
144A 5.125%, 1/15/45(3)	200		175
Republic of Iraq RegS 5.800%, 1/15/28(4)	250		173
Republic of Kazakhstan 144A 4.875%, 10/14/44(3)	200		159
Republic of Kenya 144A 6.875%, 6/24/24(3)	200		181
Republic of Lithuania 144A 6.125%, 3/9/21(3)	100		117

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—continued
Republic of Panama
5.200%, 1/30/20	$200		$216
3.750%, 3/16/25	200		193
Republic of Peru 4.125%, 8/25/27	80		79
Republic of Poland
Series 1021, 5.750%, 10/25/21	300	PLN	93
4.000%, 1/22/24	149		158
Republic of Romania
144A 6.750%, 2/7/22(3)	150		177
144A 4.875%, 1/22/24(3)	84		91
RegS 6.125%, 1/22/44(4)	120		139
Republic of South Africa
Series R203, 8.250%, 9/15/17	758	ZAR	56
Series R208, 6.750%, 3/31/21	1,470	ZAR	100
Republic of Sri Lanka 144A 5.875%, 7/25/22(3)	200		194
Republic of Turkey
5.125%, 3/25/22	200		203
6.750%, 5/30/40	225		240
Republic of Uruguay 5.100%, 6/18/50	400	(8)	351
Russian Federal Bond - Ofz 7.400%, 6/14/17	4,800		69
State of Qatar 144A 5.750%, 1/20/42(3)	200		245
United Mexican States Series M, 6.500%, 6/9/22	614	MXN	38
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $7,896)			7,052

CORPORATE BONDS AND NOTES—69.0%

Barbados—0.8%
Columbus International, Inc. series B, 144A 7.375%, 3/30/21(3)	200		208

Brazil—6.6%
Banco Santander Brasil SA 144A 8.000%, 3/18/16(3)	300	BRL	72
Braskem America Finance Co. RegS 7.125%, 7/22/41(4)	205		143
BRF SA 7.750%, 5/22/18	400	BRL	82
Fibria Overseas Finance Ltd. 5.250%, 5/12/24	115		111
Itau Unibanco Holding SA RegS 5.650%, 3/19/22(4)	250		224
JBS Investments GmbH 144A 7.250%, 4/3/24(3)	200		193
Marfrig Overseas Ltd. 144A 9.500%, 5/4/20(3)	200		196
Odebrecht Finance Ltd. 144A 4.375%, 4/25/25(3)	200		115

	PAR VALUE	VALUE
Brazil—continued
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)	$181	$48
Petrobras Global Finance BV
3.000%, 1/15/19	80	58
5.375%, 1/27/21	290	211
6.750%, 1/27/41	100	64
QGOG Constellation SA 144A 6.250%, 11/9/19(3)	200	89
Vale Overseas Ltd. 6.875%, 11/21/36	200	159

		1,765

Canada—0.1%
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	45	40

Chile—3.8%
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	250	247
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	200	195
Latam Airlines Group SA 144A 7.250%, 6/9/20(3)	200	177
Transelec S.A. 144A 4.250%, 1/14/25(3)	200	197
VTR Finance B.V. 144A 6.875%, 1/15/24(3)	200	182

		998

China—5.3%
Bank of China Ltd. 144A 5.000%, 11/13/24(3)	200	203
BOC Aviation Pte Ltd. 3.875%, 5/9/19	200	206
China Cinda Finance Ltd. 144A 4.000%, 5/14/19(3)	200	202
CNOOC Finance USA LLC 3.500%, 5/5/25	200	190
Kunlun Energy Co., Ltd. 144A 3.750%, 5/13/25(3)	200	192
State Grid Overseas Investment Ltd. 144A 4.125%, 5/7/24(3)	200	211
Tencent Holdings Ltd. 144A 3.800%, 2/11/25(3)	200	193

		1,397

Colombia—0.8%
Bancolombia S.A. 5.125%, 9/11/22	100	95
Ecopetrol SA 5.375%, 6/26/26	70	61
Pacific Rubiales Energy Corp. 144A 5.125%, 3/28/23(3)	200	70

		226

El Salvador—0.7%
AES El Salvador Trust II 144A 6.750%, 3/28/23(3)	200	179

See Notes to Financial Statements

VIRTUS EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Georgia—0.8%
Bank of Georgia JSC 144A 7.750%, 7/5/17(3)	$200	$208

Guatemala—0.7%
Comcel Trust 144A 6.875%, 2/6/24(3)(5)	200	197

Hong Kong—2.1%
Bank of China Hong Kong Ltd. 144A 5.550%, 2/11/20(3)	200	216
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(2)(3)(6)(7)	325	338

		554

India—4.2%
Bank of Baroda 144A 4.875%, 7/23/19(3)	200	213
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(3)	200	212
ICICI Bank Ltd. 144A 6.375%, 4/30/22(2)(3)	300	305
Reliance Holdings USA, Inc. 144A 5.400%, 2/14/22(3)	250	273
Vedanta Resources plc 144A 7.125%, 5/31/23(3)	200	125

		1,128

Indonesia—3.8%
Pelabuhan Indonesia II PT 144A 4.250%, 5/5/25(3)	200	175
Pertamina Persero PT
144A 4.875%, 5/3/22(3)	200	191
144A 6.000%, 5/3/42(3)	275	229
144A 5.625%, 5/20/43(3)	200	156
Perusahaan Listrik Negara PT 144A 5.500%, 11/22/21(3)	250	252

		1,003

Ireland—0.8%
Ardagh Finance Holdings SA PIK Interest Capitalization, 144A 8.625%, 6/15/19(3)(9)	218	224

Israel—0.8%
Israel Electric Corp. Ltd. RegS 7.250%, 1/15/19(4)	200	226

Jamaica—0.7%
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	200	186

	PAR VALUE		VALUE
Kazakhstan—1.2%
Development Bank of Kazakhstan OJSC 144A 4.125%, 12/10/22(3)	$200		$171
KazMunayGas National Co. JSC 144A 5.750%, 4/30/43(3)	200		145

			316

Luxembourg—1.4%
Altice Financing SA Luxemborg, 144A 7.625%, 2/15/25(3)	200		176
Millicom International Cellular SA 144A 6.625%, 10/15/21(3)	200		199

			375

Mexico—7.0%
Alfa SAB de CV 144A 5.250%, 3/25/24(3)	200		204
Alpek SA de C.V. 144A 5.375%, 8/8/23(3)	200		206
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	2,000	MXN	113
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.750%, 9/30/22(3)	150		162
Banco Santander Mexico SA 144A 5.950%, 1/30/24(2)(3)(7)	200		206
Cemex SAB de CV 144A 7.250%, 1/15/21(3)	200		200
Fermaca Enterprises S de RL de CV 144A 6.375%, 3/30/38(3)	196		185
Fomento Economico Mexicano SAB de CV 2.875%, 5/10/23	150		140
Grupo Televisa SAB 7.250%, 5/14/43	2,000	MXN	100
Petroleos Mexicanos
6.375%, 1/23/45	200		180
144A 5.625%, 1/23/46(3)	200		164

			1,860

Morocco—0.8%
Office Cherifien des Phosphates S.A. (OCP) 144A 5.625%, 4/25/24(3)	200		204

Netherlands—0.7%
UPCB Finance IV Ltd. 144A 5.375%, 1/15/25(3)	200		189

Panama—0.6%
Banco Latinoamericano de Comercio Exterior SA 144A 3.750%, 4/4/17(3)	150		152

	PAR VALUE		VALUE
Peru—2.3%
Banco de Credito del Peru
144A 5.375%, 9/16/20(3)	$100		$107
144A 6.125%, 4/24/27(2)(3)	100		103
Banco Internacional del Peru SAA
144A 5.750%, 10/7/20(3)	100		107
144A 6.625%, 3/19/29(2)(3)	100		100
Transportadora de Gas del Peru SA 144A 4.250%, 4/30/28(3)	200		187

			604

Poland—0.8%
PKO Finance AB 144A 4.630%, 9/26/22(3)(5)	200		206

Russia—5.5%
AHML Finance Ltd. 144A 7.750%, 2/13/18(2)(3)	5,000	RUB	69
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(3)(5)	200		199
Evraz Group S.A. 144A 6.500%, 4/22/20(3)	200		187
Gazprom OAO (Gaz Capital SA) 144A 6.000%, 11/27/23(3)(5)	200		186
Lukoil OAO International Finance BV 144A 4.563%, 4/24/23(3)	200		178
Metalloinvest Finance Ltd. 144A 5.625%, 4/17/20(3)	200		189
Sberbank of Russia (Sberbank Capital SA) 144A 5.125%, 10/29/22(3)(5)	200		184
Sberbank of Russia Via SB Capital SA REGS 5.500%, 2/26/24(4)(5)	200		169
Severstal OAO (Steel Capital SA) 144A 6.700%, 10/25/17(3)(5)	100		105

			1,466

Singapore—0.8%
Oversea-Chinese Banking Corp. Ltd. 144A 4.000%, 10/15/24(2)(3)	200		205

South Africa—2.2%
Myriad International Holdings BV 144A 5.500%, 7/21/25(3)	200		196
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(3)	200		203
Transnet SOC Ltd. 144A 4.000%, 7/26/22(3)	200		185

			584

See Notes to Financial Statements

VIRTUS EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
South Korea—0.7%
Export-Import Bank of Korea 2.875%, 1/21/25	$200	$195

Sri Lanka—0.8%
Bank of Ceylon 144A 6.875%, 5/3/17(3)	200	206

Sultanate of Oman—0.7%
Lamar Funding Ltd. 144A 3.958%, 5/7/25(3)	200	187

Supranational—2.3%
Africa Finance Corp. 144A 4.375%, 4/29/20(3)	200	201
Corp Andina de Fomento 4.375%, 6/15/22	200	217
Eurasian Development Bank 144A 4.767%, 9/20/22(3)	200	189

		607

Thailand—0.8%
Bangkok Bank PLC 144A 3.300%, 10/3/18(3)	200	205

Trinidad and Tobago—0.2%
Petroleum Co. of Trinidad & Tobago Ltd. RegS 6.000%, 5/8/22(4)	58	56

Turkey—1.5%
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)	200	192
Turkiye Is Bankasi A.S 144A 7.850%, 12/10/23(3)	200	209

		401

Ukraine—0.5%
Ukreximbank Via Biz Finance plc 144A 9.625%, 4/27/22	150	132

United Arab Emirates—2.2%
DP World Ltd. 144A 6.850%, 7/2/37(3)	250	264
IPIC GMTN Ltd. 144A 6.875%, 11/1/41(3)	250	330

		594

United Kingdom—0.5%
EnQuest plc 144A 7.000%, 4/15/22(3)	200	125

United States—1.6%
Aircastle Ltd. 6.250%, 12/1/19	100	108
First Data Corp. 11.750%, 8/15/21	107	119
Mallinckrodt International Finance S.A. 144A 5.625%, 10/15/23(3)	30	27
Owens-Brockway Glass Container, Inc. 144A 6.375%, 8/15/25(3)	70	71

	PAR VALUE	VALUE
United States—continued
Parker Drilling Co. 6.750%, 7/15/22	$50	$39
Tronox Finance LLC 6.375%, 8/15/20	80	51

		415

Venezuela—1.9%
Petroleos de Venezuela SA
RegS 8.500%, 11/2/17(4)	290	195
144A 6.000%, 5/16/24(3)	555	180
RegS 6.000%, 11/15/26(4)	400	129

		504
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $20,338)		18,327

LOAN AGREEMENTS(2)—0.6%

Consumer Discretionary—0.6%
Delta 2 (Lux) S.A.R.L. Tranche B-3, 4.750%, 7/30/21	47	46
Laureate Education, Inc. 2018 Extended, 5.000%, 6/15/18	148	124
TOTAL LOAN AGREEMENTS (Identified Cost $193)		170

	SHARES
PREFERRED STOCK—0.7%

Energy—0.7%
PTT Exploration & Production PCL 144A, 4.875%(2)(3)(10)	200,000	193
TOTAL PREFERRED STOCK (Identified Cost $201)		193

AFFILIATED MUTUAL FUND—0.6%
Virtus Credit Opportunities Fund	14,824	144
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $148)		144
TOTAL LONG TERM INVESTMENTS—97.4%
(Identified Cost $28,776)		25,886

SHORT-TERM INVESTMENTS—0.6%

Money Market Mutual Fund—0.6%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	165,734	166
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $166)		166
TOTAL INVESTMENTS—98.0% (Identified Cost $28,942)		26,052	(1)
Other assets and liabilities, net—2.0%		524

NET ASSETS—100.0%		$26,576

Abbreviation:

PIK	Payment-in-Kind Security

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements. Non-income producing.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2015.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $17,952 or 67.5% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(6)	No contractual maturity date.
(7)	Interest payments may be deferred.
(8)	Principal amount is adjusted pursuant to the change in the Index.
(9)	100% of the income received was in cash.
(10)	Value shown as par value.
(11)	Security in default.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
PLN	Polish Zloty
RUB	Russian Ruble
ZAR	South African Rand

Country Weightings (Unaudited)†
Brazil	7%
Mexico	7
China	6
Russia	6
Indonesia	5
Chile	4
India	4
Other	61
Total	100%
† % of total investments as of September 30, 2015

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Corporate Bonds and Notes	$18,327	$—	$18,327
Foreign Government Securities	7,052	—	7,052
Loan Agreements	170	—	170
Equity Securities:
Preferred Stock	193	—	193
Affiliated Mutual Fund	144	144	—
Short-Term Investments	166	166	—

Total Investments	$26,052	$310	$25,742

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2015.

See Notes to Financial Statements

VIRTUS EMERGING MARKETS EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE
PREFERRED STOCKS—2.2%

Financials—1.3%
Banco Bradesco S.A. 0.660% (Brazil)	77,300	$416
Banco Davivienda S.A. 2.970% (Colombia)	13,302	102
Banco do Estado do Rio Grande do Sul S.A., Class B 0.310% (Brazil)	41,100	58

		576

Materials—0.6%
Braskem SA (Brazil)	19,900	84
Vale S.A. 8.250% (Brazil)	51,900	174

		258

Utilities—0.3%
Companhia Paranaense de Energia, Class B 2.560% (Brazil)	15,900	132
TOTAL PREFERRED STOCKS (Identified Cost $1,650)		966

COMMON STOCKS—98.2%

Consumer Discretionary—8.7%
Astra International Tbk PT (Indonesia)	478,000	171
Bajaj Auto Ltd. (India)	7,982	282
Belle International Holdings Ltd. (China)	198,000	172
Cheng Shin Rubber Industry Co., Ltd. (Taiwan)	96,000	158
China Motor Corp. (Taiwan)	338,000	238
Coway Co., Ltd. (South Korea)	2,578	182
Cyrela Brazil Realty S.A. (Brazil)	66,300	140
Estacio Participacoes SA (Brazil)	36,800	129
Foschini Group Ltd. (The) (South Africa)	23,592	239
Great Wall Motor Co., Ltd. Class H (China)	160,500	179
Grupo Televisa S.A.B (Mexico)	16,600	87
Halla Visteon Climate Control Corp. (South Korea)	7,076	235
Kangwon Land, Inc. (South Korea)	11,924	426
Kia Motors Corp. (South Korea)	5,593	254
Lojas Americanas SA (Brazil)	41,700	123
Lojas Renner S.A. (Brazil)	40,500	189
Tofas Turk Otomobil Fabrikasi AS (Turkey)	27,262	162
Truworths International Ltd. (South Africa)	30,065	184
Tsogo Sun Holdings Ltd. (South Africa)	132,372	231

		3,781

Consumer Staples—6.2%
Ambev SA (Brazil)	134,000	658
Fomento Economico Mexicano S.A.B. de CV (Mexico)	42,300	378
Hindustan Unilever Ltd. (India)	26,725	332
KT&G Corp. (South Korea)	6,401	603

	SHARES	VALUE
Consumer Staples—continued
Raia Drogasil SA (Brazil)	18,800	$185
Spar Group Ltd. (The) (South Africa)	28,600	382
Want Want China Holdings Ltd. (China)	205,000	169

		2,707

Energy—8.3%
China Petroleum & Chemical Corp. Class H (China)	453,800	278
China Shenhua Energy Co., Ltd. Class H (China)	190,000	292
CNOOC Ltd. (China)	408,000	420
Coal India Ltd. (India)	31,246	156
Cosan S.A. Industria e Comercio (Brazil)	19,500	98
Empresas COPEC SA (Chile)	12,825	116
Gazprom PAO (Gazstream S.A.) Sponsored ADR (Russia)	131,390	534
Lukoil PJSC Sponsored ADR (Russia)	4,700	160
PTT PCL (Thailand)	34,100	227
Rosneft OJSC GDR (Russia)	28,450	105
Sasol Ltd. (South Africa)	14,060	393
Tambang Batubara Bukit Asam Persero Tbk PT (Indonesia)	477,500	184
Tatneft PAO Sponsored ADR (Russia)	13,522	379
Ultrapar Participacoes S.A. (Brazil)	14,100	237

		3,579

Financials—30.0%
Abu Dhabi Commercial Bank PJSC (United Arab Emirates)	69,428	145
Agricultural Bank of China Ltd. Class H (China)	1,063,000	404
AMMB Holdings Bhd (Malaysia)	170,200	177
Banco de Chile (Chile)	3,400,519	354
Banco do Brasil S.A. (Brazil)	24,600	93
Banco Santander Chile SA (Chile)	6,440,786	292
Bank of China Ltd. Class H (China)	2,349,000	1,013
Barclays Africa Group Ltd. (South Africa)	36,092	443
BB Seguridade Participacoes (Brazil)	30,500	190
China Construction Bank Corp. Class H (China)	1,923,000	1,283
China Everbright Bank Co., Ltd. (China)	262,000	115
China Everbright Ltd. (China)	66,000	152
China Life Insurance Co., Ltd. Class H (China)	174,000	606
China Minsheng Banking Corp., Ltd. Class H (China)	152,500	141
China Vanke Co., Ltd. Class H (China)	87,500	188
Commercial Bank QSC (The) (Qatar)	7,690	119
CTBC Financial Holding Co., Ltd. (Taiwan)	732,236	379

	SHARES	VALUE
Financials—(continued)
Doha Bank QSC (Qatar)	11,701	$162
Dongbu Insurance Co., Ltd. (South Korea)	6,376	331
Evergrande Real Estate Group Ltd. (China)	608,000	347
Far East Horizon Ltd. (China)	250,000	194
First Gulf Bank PJSC (United Arab Emirates)	53,612	204
FirstRand Ltd. (South Africa)	116,263	412
Gentera S.A.B de CV (Mexico)	229,200	374
Hanwha Life Insurance Co., Ltd. (South Korea)	43,370	299
Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	17,217	439
Industrial & Commercial Bank of China Ltd. Class H (China)	1,903,000	1,099
Komercni Banka A.S. (Czech Republic)	1,796	389
Liberty Holdings Ltd. (South Africa)	8,825	80
Malayan Banking Bhd (Malaysia)	210,500	411
MMI Holdings Ltd. (South Africa)	106,534	183
Power Finance Corp., Ltd. (India)	79,324	279
Powszechny Zaklad Ubezpieczen S.A. (Poland)	1,705	175
Qatar National Bank SAQ (Qatar)	1,846	95
Redefine Properties Ltd. REIT (South Africa)	403,351	341
Rural Electrification Corp., Ltd. (India)	91,724	384
Samsung Life Insurance Co., Ltd. (South Korea)	2,068	173
Siam Commercial Bank PCL (Thailand)	37,500	139
Standard Bank Group Ltd. (South Africa)	27,574	269
Sunac China Holdings Ltd. (China)	298,000	156

		13,029

Health Care—2.8%
Divi’s Laboratories Ltd. (India)	22,996	392
Kalbe Farma Tbk PT (Indonesia)	2,491,400	234
Richter Gedeon Nyrt (Hungary)	22,424	356
Sinopharm Group Co., Ltd. Class H (China)	69,600	245

		1,227

Industrials—9.1%
Aboitiz Equity Ventures, Inc. (Philippines)	154,710	191
Alfa S.A.B de C.V. Class A (Mexico)	40,000	78
CTCI Corp. (Taiwan)	204,000	244
Daewoo International Corp. (South Korea)	17,859	314
Industries Qatar Qsc (Qatar)	5,463	185
Jiangsu Expressway Co., Ltd. Class H (China)	388,000	497

See Notes to Financial Statements

VIRTUS EMERGING MARKETS EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE
Industrials—(continued)
LG Corp. (South Korea)	6,781	$349
LS Industrial Systems Co., Ltd. (South Korea)	4,308	166
Pegatron Corp. (Taiwan)	227,000	556
S-1 Corp. (South Korea)	4,168	328
Shanghai Industrial Holdings Ltd. (China)	120,000	266
Sinopec Engineering Group Co., Ltd. Class H (China)	653,500	571
TAV Havalimanlari Holding AS (Turkey)	27,476	216

		3,961

Information Technology—17.3%
Asustek Computer, Inc. (Taiwan)	62,000	533
Chicony Electronics Co., Ltd. (Taiwan)	84,490	195
Cielo S.A. (Brazil)	9,268	86
Compal Electronics, Inc. (Taiwan)	294,000	167
Hon Hai Precision Industry Co., Ltd. (Taiwan)	480,900	1,256
Infosys Ltd. (India)	62,937	1,117
Lite-On Technology Corp. (Taiwan)	149,950	138
NCSoft Corp. (South Korea)	953	152
Powertech Technology, Inc. (Taiwan)	134,000	243
Quanta Computer, Inc. (Taiwan)	218,000	379
Radiant Opto-Electronics Corp. (Taiwan)	207,260	644
Realtek Semiconductor Corp. (Taiwan)	88,000	150
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	233,000	934
Tata Consultancy Services Ltd. (India)	13,842	547
Transcend Information, Inc. (Taiwan)	55,000	139
Vanguard International Semiconductor Corp. (Taiwan)	143,000	163
Wipro Ltd. (India)	34,040	311
WPG Holdings Ltd. (Taiwan)	366,000	354

		7,508

	SHARES	VALUE
Materials—4.8%
Cementos Argos S.A. (Colombia)	36,284	$111
Eregli Demir Ve Celik Fabrikalari TAS (Turkey)	68,108	84
Gold Fields Ltd. (South Africa)	73,617	191
Grupo Mexico S.A.B. de C.V. Series B (Mexico)	95,000	230
Jiangxi Copper Co., Ltd. Class H (China)	254,000	310
MMC Norilsk Nickel PJSC ADR (Russia)	14,597	210
PTT Global Chemical PCL (Thailand)	302,100	449
Taiwan Cement Corp. (Taiwan)	490,000	498

		2,083

Telecommunication Services—8.1%
America Movil S.A.B. de C.V. Class C Series L (Mexico)	599,200	498
Axiata Group Bhd (Malaysia)	103,400	136
China Communications Services Corp. Ltd. (China)	564,000	218
China Mobile Ltd. (China)	106,500	1,275
MTN Group Ltd. (South Africa)	44,146	567
Rostelecom PJSC Sponsored ADR (Russia)	10,838	86
SK Telecom Co., Ltd. (South Korea)	1,771	393
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	1,908,400	344

		3,517

Utilities—2.9%
China Resources Power Holdings Co., Ltd. (China)	122,000	280
Enersis SA (Chile)	284,195	72
Huaneng Power International, Inc. Class H (China)	630,000	682

	SHARES	VALUE
Utilities—(continued)
Perusahaan Gas Negara Persero Tbk PT (Indonesia)	1,372,000	$237

		1,271
TOTAL COMMON STOCKS (Identified Cost $47,841)		42,663
TOTAL LONG TERM INVESTMENTS—100.4%
(Identified Cost $49,491)		43,629
TOTAL INVESTMENTS—100.4%
(Identified Cost $49,491)		43,629	(1)
Other assets and liabilities, net—(0.4)%		(168)

NET ASSETS—100.0%		$43,461

Abbreviations:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Illiquid security.

Country Weightings (Unaudited)†
China	26%
Taiwan	17
South Korea	11
India	9
South Africa	9
Brazil	7
Mexico	4
Other	17
Total	100%
† % of total investments as of September 30, 2015

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$42,663	$11,817	$30,846
Preferred Stock	966	966	—

Total Investments	$43,629	$12,783	$30,846

There are no Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of period value of $19,345 were transferred from Level 1 to Level 2 based on our valuation procedures for non-U.S. securities.

(See Note 2A in the Notes to Financial Statements for more information.)

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS EMERGING MARKETS SMALL-CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—92.8%

Consumer Discretionary—8.2%
Ace Hardware Indonesia Tbk PT (Indonesia)	1,487,000	$51
Goldlion Holdings Ltd. (Hong Kong)	256,000	105
Pico Far East Holdings Ltd. (Hong Kong)	697,780	162
Truworths International Ltd. (South Africa)	6,500	40

		358

Consumer Staples—23.6%
AVI Ltd. (South Africa)	23,200	147
Compania Cervecerias Unidas SA Sponsored ADR (Chile)	2,190	48
Embotelladora Andina ADR S.A. Class-B (Chile)	5,140	107
Grupo Herdez Sab de CV (Mexico)	36,925	98
Guinness Anchor Bhd (Malaysia)	30,200	95
Massmart Holdings Ltd. (South Africa)	4,900	38
Oldtown Bhd (Malaysia)	312,750	90
Pinar SUT Mamulleri Sanayii AS (Turkey)	15,100	100
Premier Marketing PCL (Thailand)	624,000	170
Wawel SA (Poland)	320	107
Wumart Stores, Inc. Class-H (China)(2)	58,000	24

		1,024

Financials—14.1%
ARA Asset Management Ltd. (Singapore)	166,000	154
BFI Finance Indonesia Tbk PT (Indonesia)(3)	727,000	149
Bolsa Mexicana de Valores Sab de CV SA (Mexico)	33,300	52
Equity Group Holdings Ltd. (Kenya)	205,600	89
Korea Ratings Corp. (South Korea)	3,000	104
Tisco Financial Group PCL (Thailand)	62,700	61

		609

Health Care—1.6%
OdontoPrev S.A. (Brazil)	28,400	70

Industrials—19.0%
Freight Management Holdings Bhd (Malaysia)	211,029	73
Prosegur Cia de Seguridad SA (Spain)	23,500	113
S-1 Corp. (South Korea)	2,775	218
Sinmag Equipment Corp. (Taiwan)	26,520	97
Taiwan Secom Co., Ltd. (Taiwan)	53,874	151
Tegma Gestao Logistica (Brazil)	95,000	87
Turk Traktor Ve Ziraat Makineleri AS (Turkey)	3,500	85

		824

	SHARES	VALUE

Information Technology—12.8%
Autohome, Inc. ADR (China)(2)	5,700	$186
Bitauto Holdings Ltd. ADR (China)(2)	1,285	38
Lumax International Corp., Ltd. (Taiwan)	101,800	134
MercadoLibre, Inc. (United States)	845	77
TOTVS SA (Brazil)	10,600	78
Yandex NV Class A (Russia)(2)	3,775	41

		554

Materials—10.8%
Assore Ltd. (South Africa)	9,900	53
KPX Chemical Co. Ltd. (South Korea)	2,470	114
Synthos SA (Poland)	37,000	37
Transpaco Ltd. (South Africa)	98,400	160
Yung Chi Paint & Varnish Manufacturing Co. Ltd. (Taiwan)	53,000	102

		466

Telecommunication Services—2.7%
APT Satellite Holdings Ltd. (China)	134,000	116
TOTAL COMMON STOCKS (Identified Cost $5,274)		4,021

WARRANTS—3.8%

Financials—1.4%
Crisil Ltd. Strike price $0.01 Expiration Date 06/06/16 (India)	2,100	59

Information Technology—2.4%
EClerx Services Ltd. Strike price $0.01 Expiration Date 12/16/16 (India)	1,600	39
EClerx Services Ltd. Strike price $0.01 Expiration Date 12/31/18 (India)	2,700	65
		104
TOTAL WARRANTS (Identified Cost $147)		163
TOTAL LONG TERM INVESTMENTS—96.6%
(Identified Cost $5,421)		4,184

SHORT-TERM INVESTMENTS—1.6%

Money Market Mutual Fund—1.6%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	69,440	69
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $69)		69
TOTAL INVESTMENTS—98.2% (Identified Cost $5,490)		4,253	(1)
Other assets and liabilities, net—1.8%		78

NET ASSETS—100.0%		$4,331

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Illiquid security.

Country Weightings (Unaudited)†
Taiwan	11%
South Africa	10
South Korea	10
China	9
Brazil	6
Hong Kong	6
Malaysia	6
Other	42
Total	100%
† % of total investments as of September 30, 2015

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$4,021	$2,475	$1,546
Short-Term Invest ments	69	69	—
Warrants	163	—	163

Total Invest ments	$4,253	$2,544	$1,709

There are no Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of period value of $1,169 were transferred from Level 1 to Level 2 based on our valuation procedures for non-U.S. securities.

(See Note 2A in the Notes to Financial Statements for more information.)

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS GLOBAL INFRASTRUCTURE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—98.8%

Consumer Discretionary—2.5%
Eutelsat Communications SA (France)	57,245	$1,753
SES SA (Luxembourg)	67,155	2,114

		3,867

Energy—20.7%
Columbia Pipeline Group, Inc. (United States)	70,860	1,296
Enbridge, Inc. (Canada)	160,570	5,962
Keyera Corp. (Canada)	51,380	1,415
Kinder Morgan, Inc. (United States)	246,190	6,814
Pembina Pipeline Corp. (Canada)	78,865	1,898
Plains GP Holdings LP Class A (United States)	60,545	1,059
Spectra Energy Corp. (United States)	113,480	2,981
Targa Resources Corp. (United States)	17,870	921
TransCanada Corp. (Canada)	110,785	3,499
Williams Cos., Inc. (The) (United States)	155,280	5,722

		31,567

Financials—5.4%
American Tower Corp. REIT (United States)	43,395	3,818
Crown Castle International Corp. REIT (United States)	55,040	4,341

		8,159

Industrials—14.3%
Abertis Infraestructuras SA (Spain)	160,515	2,534
Atlantia SpA (Italy)	143,696	4,013
Auckland International Airport Ltd. (New Zealand)	548,404	1,717
Aurizon Holdings Ltd. (Australia)	436,465	1,542
Ferrovial SA (Spain)	87,820	2,094
Flughafen Zuerich AG (Switzerland)	2,845	1,979
Sydney Airport (Australia)	507,530	2,133
Transurban Group (Australia)	617,715	4,327
Vinci SA (France)	22,995	1,457

		21,796

Telecommunication Services—18.5%
AT&T, Inc. (United States)	199,095	6,486
BCE, Inc. (Canada)	31,435	1,288
BT Group plc (United Kingdom)	342,905	2,177
Deutsche Telekom AG Registered Shares (Germany)	119,515	2,121
Nippon Telegraph & Telephone Corp. ADR (Japan)	52,125	1,841
Singapore Telecommunications Ltd. (Singapore)	883,600	2,236

	SHARES	VALUE

Telecommunication Services—(continued)
TELUS Corp. (Canada)	61,350	$1,933
Verizon Communications, Inc. (United States)	144,194	6,274
Vodafone Group plc Sponsored ADR (United Kingdom)	118,916	3,774

		28,130

Utilities—37.4%
ALLETE, Inc. (United States)	32,385	1,635
American Electric Power Co., Inc. (United States)	31,080	1,767
American Water Works Co., Inc. (United States)	47,525	2,618
APA Group (Australia)	264,855	1,599
Atmos Energy Corp. (United States)	33,250	1,934
CMS Energy Corp. (United States)	57,740	2,039
Dominion Resources, Inc. (United States)	45,080	3,173
DTE Energy Co. (United States)	24,440	1,964
Duke Energy Corp. (United States)	41,685	2,999
Edison International (United States)	29,700	1,873
Eversource Energy (United States)	37,335	1,890
Hera SpA (Italy)	571,335	1,482
Iberdrola SA (Spain)	303,750	2,018
National Grid plc (United Kingdom)	400,995	5,574
NextEra Energy, Inc. (United States)	51,975	5,070
NiSource, Inc. (United States)	70,880	1,315
Pennon Group plc (United Kingdom)	138,850	1,632
Portland General Electric Co. (United States)	55,345	2,046
Public Service Enterprise Group, Inc. (United States)	52,225	2,202
Questar Corp. (United States)	57,235	1,111
Sempra Energy (United States)	39,995	3,868
SevernTrent plc (United Kingdom)	54,290	1,794
Suez Environnement SA (France)	76,410	1,369
Vectren Corp. (United States)	41,395	1,739
Veolia Environnement SA (France)	97,400	2,224

		56,935
TOTAL COMMON STOCKS (Identified Cost $151,798)		150,454
TOTAL LONG TERM INVESTMENTS—98.8%
(Identified Cost $151,798)		150,454

	SHARES	VALUE

SHORT-TERM INVESTMENTS—2.0%

Money Market Mutual Fund—2.0%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	3,064,006	$3,064
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $3,064)		3,064
TOTAL INVESTMENTS—100.8% (Identified Cost $154,862)		153,518	(1)
Other assets and liabilities, net—(0.8)%		(1,213)

NET ASSETS—100.0%		$152,305

Abbreviations:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.

Country Weightings (Unaudited)†
United States	53%
Canada	10
United Kingdom	10
Australia	6
France	5
Italy	4
Spain	4
Other	8
Total	100%
† % of total investments as of September 30, 2015

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$150,454	$136,900	$13,554
Short-Term Investments	3,064	3,064	—

Total Investments	$153,518	$139,964	$13,554

There are no Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of period value of $12,012 were transferred from Level 1 to Level 2 based on our valuation procedures for non-U.S. securities.

(See Note 2A in the Notes to Financial Statements for more information.)

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—95.9%

Consumer Discretionary—6.2%
Alimentation Couche-Tard, Inc. Class B (Canada)	38,556	$1,773
Naspers Ltd. Class N (South Africa)	11,331	1,415
Priceline Group, Inc. (The) (United States)(2)	2,517	3,113
TJX Cos., Inc. (United States)	34,313	2,451

		8,752

Consumer Staples—32.0%
Altria Group, Inc. (United States)	110,007	5,984
British American Tobacco plc (United Kingdom)	131,824	7,265
Coca-Cola Co. (The) (United States)	108,351	4,347
Hershey Co. (The) (United States)	25,726	2,364
ITC Ltd. (India)	526,683	2,641
Nestle S.A. Registered Shares (Switzerland)	61,294	4,607
Philip Morris International, Inc. (United States)	84,743	6,723
Reckitt Benckiser Group plc (United Kingdom)	47,683	4,318
Reynolds American, Inc. (United States)	77,868	3,447
Unilever N.V. CVA (Netherlands)	82,920	3,325

		45,021

Energy—1.6%
Enbridge, Inc. (Canada)	59,580	2,212

Financials—20.8%
American Tower Corp. REIT (United States)	29,293	2,577
Berkshire Hathaway, Inc. Class B (United States)(2)	30,779	4,013
CME Group, Inc. (United States)	30,038	2,786
Housing Development Finance Corp. (India)	290,368	5,380
Housing Development Finance Corp. Bank Ltd. (India)	293,750	4,799
Housing Development Finance Corp. Bank Ltd. ADR (India)	5,596	342
JPMorgan Chase & Co. (United States)	33,011	2,013
Progressive Corp. (The) (United States)	76,301	2,338
Wells Fargo & Co. (United States)	97,460	5,004

		29,252

Health Care—16.8%
Abbott Laboratories (United States)	45,761	1,840
Bard (C.R.), Inc. (United States)	7,322	1,364
Becton, Dickinson & Co. (United States)	5,070	673
Biogen, Inc. (United States)(2)	4,738	1,383

	SHARES	VALUE

Health Care—(continued)
Bristol-Myers Squibb Co. (United States)	51,198	$3,031
Celgene Corp. (United States)(2)	35,880	3,881
Medtronic plc (United States)	26,957	1,804
Novo Nordisk A/S Class B (Denmark)	49,568	2,659
Roche Holding AG (Switzerland)	19,574	5,162
UnitedHealth Group, Inc. (United States)	16,288	1,890

		23,687

Information Technology—16.9%
Apple, Inc. (United States)	25,713	2,836
Cognizant Technology Solutions Corp. Class A (United States)(2)	37,591	2,354
Google, Inc. Class C (United States)(2)	7,694	4,681
MasterCard, Inc. Class A (United States)	78,230	7,050
PayPal Holdings, Inc. (United States)(2)	73,150	2,271
Visa, Inc. Class A (United States)	66,760	4,650

		23,842

Materials—1.6%
Martin Marietta Materials, Inc. (United States)	15,247	2,317
TOTAL COMMON STOCKS (Identified Cost $107,627)		135,083
TOTAL LONG TERM INVESTMENTS—95.9%
(Identified Cost $107,627)		135,083

SHORT-TERM INVESTMENTS—5.7%

Money Market Mutual Fund—5.7%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	7,958,713	7,959
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $7,959)		7,959
TOTAL INVESTMENTS—101.6% (Identified Cost $115,586)		143,042	(1)
Other assets and liabilities, net—(1.6)%		(2,264)

NET ASSETS—100.0%		$140,778

Abbreviations:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United States	68%
India	9
United Kingdom	8
Switzerland	7
Canada	3
Denmark	2
Netherlands	2
Other	1
Total	100%
† % of total investments as of September 30, 2015

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$135,083	$122,264	$12,819
Short-Term Investments	7,959	7,959	—

Total Investments	$143,042	$130,223	$12,819

There are no Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of period value of $12,819 were transferred from Level 1 to Level 2 based on our valuation procedures for non-U.S. securities.

(See Note 2A in the Notes to Financial Statements for more information.)

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—99.1%

Australia—4.2%
Dexus Property Group	121,839	$614
GPT Group	115,300	367
GPT Group (The) – In Specie(2)(3)(5)	13,566	—
Scentre Group	402,789	1,109
Westfield Corp.	162,750	1,145

		3,235

Canada—3.1%
Allied Properties Real Estate Investment Trust	29,535	773
Canadian Real Estate Investment Trust	13,675	420
First Capital Realty, Inc.	25,180	353
RioCan Real Estate Investment Trust	43,562	831

		2,377

Finland—0.9%
Citycon OYJ	278,032	684

France—2.3%
Fonciere Des Regions	2,454	213
Klepierre	24,020	1,087
Mercialys SA	22,300	482

		1,782

Germany—2.9%
ADO Properties SA(2)(4)	8,642	209
Deutsche Annington Immobilien SE	42,048	1,351
LEG Immobilien AG	8,454	697

		2,257

Hong Kong—2.4%
Hysan Development Co. Ltd.	87,000	362
Link REIT (The)	273,504	1,506

		1,868

Italy—0.2%
Beni Stabili SpA	179,062	139

Japan—5.6%
GLP J-REIT	551	527
Hulic Co., Ltd.	77,200	698
Industrial & Infrastructure Fund Investment Corp.	133	579
Japan Real Estate Investment Corp.	111	511
Japan Rental Housing Investments, Inc.	482	315
Kenedix Office Investment Corp.	80	380
Kenedix Retail Reit Corp.	64	123
Nippon Building Fund, Inc.	108	523
Nippon Prologis REIT, Inc.	222	403
Nomura Real Estate Office Fund, Inc.(5)	59	266

		4,325

	SHARES	VALUE

Mexico—1.2%
PLA Administradora Industrial S de Rl de CV	185,722	$339
Prologis Property Mexico SA de CV	367,800	565

		904

Netherlands—2.7%
Unibail-Rodamco SE	8,198	2,119

Norway—0.4%
Entra ASA(4)	23,000	186
Norwegian Property ASA(2)	112,875	125

		311

Singapore—1.7%
CapitaLand Mall Trust	97,450	130
CapitaLand Retail China Trust	370,331	356
Global Logistic Properties Ltd.	553,500	796

		1,282

Spain—0.5%
Axiare Patrimonio SOCIMI SA	25,689	351

Sweden—0.6%
Castellum AB	35,640	501

United Kingdom—8.4%
Big Yellow Group plc	67,628	741
British Land Co. plc	67,000	850
Derwent London plc	9,110	501
Great Portland Estates plc	17,476	226
Hammerson plc	104,020	981
Land Securities Group plc	50,931	970
Safestore Holdings plc	134,457	600
SEGRO plc	95,490	620
Unite Group plc (The)	106,000	1,047

		6,536

United States—62.0%
American Campus Communities, Inc.	20,638	748
American Homes 4 Rent Class A	50,000	804
AvalonBay Communities, Inc.	14,465	2,529
Boston Properties, Inc.	11,378	1,347
Brixmor Property Group, Inc.	54,833	1,288
Camden Property Trust	14,506	1,072
Cousins Properties, Inc.	79,700	735
CubeSmart	24,550	668
DCT Industrial Trust, Inc.	53,698	1,808
Douglas Emmett, Inc.	42,295	1,215
Duke Realty Corp.	51,100	973
Equity Lifestyle Properties, Inc.	10,846	635
Equity Residential	37,315	2,803
Essex Property Trust, Inc.	11,854	2,648
Extra Space Storage, Inc.	23,595	1,821
Federal Realty Investment Trust	12,750	1,740
General Growth Properties, Inc.	69,019	1,792
HCP, Inc.	6,329	236
Highwoods Properties, Inc.	29,860	1,157
Host Hotels & Resorts, Inc.	96,508	1,526
Kilroy Realty Corp.	26,175	1,706

	SHARES	VALUE

United States—continued
LaSalle Hotel Properties	37,915	$1,076
Liberty Property Trust	39,167	1,234
Macerich Co. (The)	3,073	236
Paramount Group, Inc.	29,240	491
Pebblebrook Hotel Trust	34,509	1,223
Prologis, Inc.	59,648	2,320
Public Storage	11,134	2,356
Regency Centers Corp.	19,400	1,206
RLJ Lodging Trust	44,350	1,121
Simon Property Group, Inc.	24,731	4,544
SL Green Realty Corp.	5,386	583
Tanger Factory Outlet Centers	44,350	1,462
Ventas, Inc.	16,472	923

		48,026
TOTAL COMMON STOCKS (Identified Cost $70,462)		76,697
TOTAL LONG TERM INVESTMENTS—99.1%
(Identified Cost $70,462)		76,697

SHORT-TERM INVESTMENTS—0.9%

Money Market Mutual Fund—0.9%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	706,177	706
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $706)		706
TOTAL INVESTMENTS—100.0% (Identified Cost $71,168)		77,403	(1)
Other assets and liabilities, net—0.0%		(8)

NET ASSETS—100.0%		$77,395

Abbreviation:

REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Illiquid security.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $395 or 0.5% of net assets.
(5)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

Country Weightings (Unaudited)†
United States	63%
United Kingdom	8
Japan	6
Australia	4
Canada	3
Germany	3
Netherlands	3
Other	10
Total	100%
† % of total investments as of September 30, 2015

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Equity Securities:
Common Stocks	$76,697	$65,987	$10,710	$0	(1)
Short-Term Investments	706	706	—	—

Total Investments	$77,403	$66,693	$10,710	$0	(1)

(1)	Includes internally fair valued security currently priced at zero ($0).

Securities held by the Fund with an end of period value of $10,272 were transferred from Level 1 to Level 2 based on our valuation procedures for non-U.S. securities.

(See Note 2A in the Notes to Financial Statements for more information.)

See Notes to Financial Statements

VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—96.4%

Consumer Discretionary—15.7%
Barrat Developments plc (United Kingdom)	47,649	$464
Compagnie Financiere Richemont SA Registered Shares (Switzerland)	2,063	160
Domino’s Pizza Group plc (United Kingdom)	21,109	284
Hermes International SA (France)	1,566	569
Paddy Power plc (Ireland)	3,528	407
Persimmon plc (United Kingdom)	12,888	391
Priceline Group, Inc. (The) (United States)(2)	591	731
William Hill plc (United Kingdom)	44,859	238

		3,244

Consumer Staples—38.5%
Anheuser-Busch InBev N.V. (Belgium)	3,758	399
British American Tobacco plc (United Kingdom)	24,391	1,344
Chocoladefabrike Lindt & Spruengli AG (Switzerland)	43	252
Diageo plc (United Kingdom)	9,095	244
Imperial Tobacco Group plc (United Kingdom)	12,904	666
L’Oreal SA (France)	2,061	357
Nestle S.A. Registered Shares (Switzerland)	14,039	1,055
Pernod-Ricard SA (France)	2,476	250
Philip Morris International, Inc. (United States)	12,205	968
Reckitt Benckiser Group plc (United Kingdom)	11,736	1,063
SABMiller plc (United Kingdom)	10,832	612
Unilever N.V. CVA (Netherlands)	17,918	719

		7,929

Financials—8.0%
Banco Bilbao Vizcaya Argentaria S.A. (Spain)	42,935	364
Lloyds Banking Group plc (United Kingdom)	254,783	290
Reinet Investments SCA (Luxembourg)	8,716	170
Svenska Handelsbanken AB Class A (Sweden)	16,652	238
UBS Group AG (Switzerland)	32,200	595

		1,657

Health Care—19.9%
Bayer AG Registered Shares (Germany)	4,280	547
Coloplast A/S Class B (Denmark)	2,723	193
Essilor International SA (France)	4,227	514
Fresenius Medical Care AG & Co. KGaA (Germany)	4,014	313
Grifols SA (Spain)	9,973	411

	SHARES	VALUE

Health Care—continued
Novartis AG Registered Shares (Switzerland)	1,335	$123
Novo Nordisk A/S Class B (Denmark)	11,901	639
Novozymes A/S Class B (Denmark)	4,503	196
Roche Holding AG (Switzerland)	4,433	1,169

		4,105

Industrials—5.1%
Aena SA (Spain)(2)(3)	2,655	293
Bureau Veritas SA (France)	16,656	350
DKSH Holding AG (Switzerland)	3,551	225
Zardoya Otis S.A. (Spain)	16,054	173

		1,041

Information Technology—3.1%
Accenture plc Class A (United States)	1,370	135
SAP SE (Germany)	7,789	504

		639

Materials—5.0%
Air Liquide SA (France)	4,961	586
HeidelbergCement AG (Germany)	2,275	156
Randgold Resources Ltd. (Jersey)	2,773	162
Randgold Resources Ltd. ADR (Jersey)	2,269	134

		1,038

Retail REIT—1.1%
Unibail-Rodamco SE (Netherlands)	859	222
TOTAL COMMON STOCKS (Identified Cost $17,525)		19,875
TOTAL LONG TERM INVESTMENTS—96.4%
(Identified Cost $17,525)		19,875

SHORT-TERM INVESTMENTS—3.8%

Money Market Mutual Fund—3.8%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	781,625	782
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $782)		782
TOTAL INVESTMENTS—100.2% (Identified Cost $18,307)		20,657	(1)
Other assets and liabilities, net—(0.2)%		(36)

NET ASSETS—100.0%		$20,621

Abbreviations:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $293 or 1.4% of net assets.

Country Weightings (Unaudited)†
United Kingdom	27%
Switzerland	17
France	13
United States	13
Germany	7
Spain	6
Denmark	5
Other	12
Total	100%
† % of total investments as of September 30, 2015

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$19,875	$19,875
Short-Term Investments	782	782

Total Investments	$20,657	$20,657

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2015.

See Notes to Financial Statements

VIRTUS INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—93.1%

Consumer Discretionary—17.5%
Bridgestone Corp. (Japan)	6,370	$220
Fuji Heavy Industries Ltd. (Japan)	7,560	272
RELX plc (United Kingdom)	13,070	224
Sony Corp. Sponsored ADR (Japan)(2)	9,630	236
Toyota Motor Corp. Sponsored ADR (Japan)	1,830	215
WPP PLC (United Kingdom)	10,670	221

		1,388

Consumer Staples—3.1%
Marine Harvest ASA Sponsored ADR (Norway)(3)	19,530	247

Energy—2.7%
Cameco Corp. (Canada)	17,420	212

Financials—21.9%
Aegon NV American Registered Shares (Netherlands)	32,940	189
Aviva plc (United Kingdom)	30,512	209
Credit Agricole SA (France)	16,527	189
ING Groep N.V. Sponsored ADR (Netherlands)	15,430	218
Intesa Sanpaolo SpA (Italy)	72,243	255
Mitsubishi Estate Co. (Japan)	11,580	237
ORIX Corp. (Japan)	16,360	211
Societe Generale SA (France)	5,140	229

		1,737

Health Care—16.1%
Allergan plc (Ireland)	860	234
Icon plc (Ireland)	3,800	270
Novartis AG Sponsored ADR (Switzerland)	2,260	208
Shire plc ADR (United Kingdom)	980	201
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	2,540	143
Valeant Pharmaceuticals International, Inc. (Canada)(2)	1,240	221

		1,277

	SHARES	VALUE

Industrials—6.4%
CK Hutchison Holdings Ltd. (Hong Kong)	19,122	$249
Nidec Corp. (Japan)	3,820	262

		511

Information Technology—8.4%
Avago Technologies Ltd. (Singapore)	1,560	195
NXP Semiconductors NV (Netherlands)	2,730	238
SAP SE Sponsored ADR (Germany)(3)	3,660	237

		670

Materials—2.4%
Nitto Denko Corp. (Japan)	3,200	192

Telecommunication Services—12.3%
KDDI Corp. (Japan)	10,590	237
Nippon Telegraph & Telephone Corp. ADR (Japan)	7,880	278
Spark New Zealand Ltd. (New Zealand)	127,731	244
Vodafone Group plc Sponsored ADR (United Kingdom)	6,920	220

		979

Utilities—2.3%
Veolia Environnement SA (France)	7,880	180
TOTAL COMMON STOCKS (Identified Cost $7,295)		7,393
TOTAL LONG TERM INVESTMENTS—93.1%
(Identified Cost $7,295)		7,393

SHORT-TERM INVESTMENTS—10.6%

Money Market Mutual Fund—10.6%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	841,231	841
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $841)		841

	SHARES	VALUE

SECURITIES LENDING COLLATERAL—5.7%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.160%)(4)	452,408	$452
TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $452)		452
TOTAL INVESTMENTS—109.4% (Identified Cost $8,588)		8,686	(1)
Other assets and liabilities, net—(9.4)%		(750)

NET ASSETS—100.0%		$7,936

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

Country Weightings (Unaudited)†
Japan	27%
United States	15
United Kingdom	12
France	7
Netherlands	7
Ireland	6
Canada	5
Other	21
Total	100%
† % of total investments as of September 30, 2015

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$7,393	$5,269	$2,124
Securities Lending Collateral	452	452	—
Short-Term Investments	841	841	—

Total Investments	$8,686	$6,562	$2,124

There are no Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of period value of $1,447 were transferred from Level 1 to Level 2 based on our valuation procedures for non-U.S. securities.

(See Note 2A in the Notes to Financial Statements for more information.)

See Notes to Financial Statements

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—99.9%

Australia—11.7%
Dexus Property Group	166,018	$837
GPT Group	160,400	510
GPT Group (The) – In Specie(2)(3)(4)	588,920	—
Scentre Group	608,071	1,674
Westfield Corp.	229,973	1,618

		4,639

Canada—7.9%
Allied Properties Real Estate Investment Trust	39,415	1,032
Canadian Real Estate Investment Trust	19,195	589
First Capital Realty, Inc.	33,805	474
RioCan Real Estate Investment Trust	54,150	1,033

		3,128

Finland—2.3%
Citycon OYJ	374,691	921

France—6.5%
Fonciere Des Regions	3,460	301
Klepierre	34,856	1,577
Mercialys SA	31,800	687

		2,565

Germany—7.9%
ADO Properties SA(2)(5)	9,522	230
Deutsche Annington Immobilien SE	60,445	1,942
LEG Immobilien AG	11,861	978

		3,150

Hong Kong—6.1%
Hysan Development Co. Ltd.	123,000	512
Link REIT (The)	348,441	1,919

		2,431

Italy—0.5%
Beni Stabili SpA	248,164	193

Japan—14.4%
GLP J-REIT	755	722
Hulic Co., Ltd.	111,500	1,009

	SHARES	VALUE

Japan—continued
Industrial & Infrastructure Fund Investment Corp.	173	$753
Japan Real Estate Investment Corp.	145	668
Japan Rental Housing Investments, Inc.	653	426
Kenedix Office Investment Corp.	92	437
Kenedix Retail Reit Corp.	86	166
Nippon Building Fund, Inc.	145	702
Nippon Prologis REIT, Inc.	278	504
Nomura Real Estate Office Fund, Inc.	70	316

		5,703

Mexico—2.7%
PLA Administradora Industrial S de Rl de CV	226,852	414
Prologis Property Mexico SA de CV	439,200	675

		1,089

Netherlands—7.7%
Unibail-Rodamco SE	11,810	3,052

Norway—1.1%
Entra ASA(5)	30,000	242
Norwegian Property ASA(2)	172,000	191

		433

Singapore—4.6%
CapitaLand Mall Trust	130,650	175
CapitaLand Retail China Trust	518,868	498
Global Logistic Properties Ltd.	802,000	1,153

		1,826

Spain—1.3%
Axiare Patrimonio SOCIMI SA	36,858	504

Sweden—1.8%
Castellum AB	49,366	694

United Kingdom—23.4%
Big Yellow Group plc	100,188	1,097
British Land Co. plc	97,305	1,234
Derwent London plc	13,346	735
Great Portland Estates plc	24,918	322
Hammerson plc	142,109	1,341
Land Securities Group plc	71,885	1,369
Safestore Holdings plc	192,276	857
SEGRO plc	135,557	881

	SHARES	VALUE
United Kingdom—continued
Unite Group plc (The)	146,800	$1,450

		9,286
TOTAL COMMON STOCKS (Identified Cost $32,315)		39,614
TOTAL LONG TERM INVESTMENTS—99.9%
(Identified Cost $32,315)		39,614
TOTAL INVESTMENTS—99.9%
(Identified Cost $32,315)		39,614	(1)
Other assets and liabilities, net—0.1%		26

NET ASSETS—100.0%		$39,640

Abbreviation:

REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Illiquid security.
(4)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.
(5)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $472 or 1.2% of net assets.

Country Weightings (Unaudited)†
United Kingdom	23%
Japan	14
Australia	12
Germany	8
Canada	8
Netherlands	8
France	7
Other	20
Total	100%
† % of total investments as of September 30, 2015

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Equity Securities:
Common Stocks	$39,614	$25,015	$14,599	$0	*

Total Investments	$39,614	$25,015	$14,599	$0	*

*	Includes internally fair valued security currently priced at zero ($0).

Securities held by the Fund with an end of period value of $14,007 were transferred from Level 1 to Level 2 based on our valuation procedures for non-U.S. securities.

(See Note 2A in the Notes to Financial Statements for more information.)

See Notes to Financial Statements

VIRTUS INTERNATIONAL SMALL-CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—97.0%

Consumer Discretionary—13.0%
Colefax Group plc (United Kingdom)	4,490	$33
Goldlion Holdings Ltd. (Hong Kong)	2,990,600	1,219
Pico Far East Holdings Ltd. (Hong Kong)	5,317,668	1,234
REA Group Ltd. (Australia)	72,000	2,255
Rightmove plc (United Kingdom)	8,000	441
Watts Co. Ltd. (Japan)	62,591	526

		5,708

Consumer Staples—7.5%
Dongsuh Co., Inc. (South Korea)	1	—
Guinness Anchor Bhd (Malaysia)	295,000	924
Oldtown Bhd (Malaysia)	1,797,550	520
Premier Marketing PCL (Thailand)	4,415,029	1,203
Wawel SA (Poland)	1,900	637

		3,284

Energy—4.0%
Pason Systems, Inc. (Canada)	47,500	667
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	19,548	1,102

		1,769

Financials—20.8%
ARA Asset Management Ltd. (Singapore)	1,449,760	1,345
Ashmore Group plc (United Kingdom)	306,500	1,143
Austbrokers Holdings Ltd. (Australia)	124,742	776
Euler Hermes Group (France)	15,750	1,461
Euroz Ltd. (Australia)	2,264,878	1,386
Financiere Marc de Lacharriere (France)	5,811	544
Korea Ratings Corp. (South Korea)	35,794	1,244
LSL Property Services plc (United Kingdom)	239,001	1,238

		9,137

Health Care—5.7%
Haw Par Corp. Ltd. (Singapore)	142,719	817
Software Service, Inc. (Japan)	11,753	462
WIN-Partners Co. Ltd. (Japan)	90,710	1,256

		2,535

Industrials—15.4%
AIT Corp. (Japan)	170,700	1,326
Belimo Holding AG (Switzerland)	380	799
Freight Management Holdings Bhd (Malaysia)	1,205,174	417
Rotork plc. (United Kingdom)	517,393	1,290

	SHARES	VALUE

Industrials—continued
Tegma Gestao Logistica (Brazil)	1,067,071	$974
Thermador Groupe (France)	10,762	931
WABCO Holdings, Inc. (United States)(2)	9,750	1,022

		6,759

Information Technology—23.7%
Alten SA (France)	16,700	857
Autohome, Inc. ADR (China)(2)	71,200	2,316
Bouvet ASA (Norway)	256,945	2,565
carsales.com Ltd. (Australia)	164,467	1,133
Lumax International Corp., Ltd. (Taiwan)	1,102,000	1,452
MercadoLibre, Inc. (United States)	4,800	437
Pro-Ship, Inc. (Japan)	42,000	695
Societe Pour L’informatique Industrielle (France)	30,891	278
TOTVS SA (Brazil)	93,000	688

		10,421

Materials—6.9%
KPX Chemical Co. Ltd. (South Korea)	27,394	1,264
Transpaco Ltd. (South Africa)	903,921	1,468
Victrex plc (United Kingdom)	11,800	316

		3,048
TOTAL COMMON STOCKS (Identified Cost $51,655)		42,661
TOTAL LONG TERM INVESTMENTS—97.0%
(Identified Cost $51,655)		42,661

SHORT-TERM INVESTMENTS—2.1%

Money Market Mutual Fund—2.1%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	940,851	941
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $941)		941
TOTAL INVESTMENTS—99.1% (Identified Cost $52,596)		43,602	(1)
Other assets and liabilities, net—0.9%		380

NET ASSETS—100.0%		$43,982

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
Australia	13%
Japan	10
United Kingdom	10
France	9
Norway	6
South Korea	6
Hong Kong	5
Other	41
Total	100%
† % of total investments as of September 30, 2015

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$42,661	$23,797	$18,864
Short-Term Investments	941	941	—

Total Investments	$43,602	$24,738	$18,864

There are no Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of period value of $13,314 were transferred from Level 1 to Level 2 based on our valuation procedures for non-U.S. securities.

(See Note 2A in the Notes to Financial Statements for more information.)

See Notes to Financial Statements

VIRTUS INTERNATIONAL WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.3%

Consumer Discretionary—30.4%
Ainsworth Game Technology Ltd.	9,809	$19
Autogrill S.p.A(2)	980	9
Autoneum Holding AG	115	21
Axel Springer SE	447	25
Bayerische Motoren Werke AG	300	27
Benesse Holdings, Inc.	1,450	39
Brembo S.p.A	231	9
Brunello Cucinelli S.p.A	503	9
Carnival plc	854	44
Chow Tai Fook Jewellery Group Ltd.	5,800	5
Christian Dior SA	81	15
Compagnie Financiere Richemont SA Registered Shares	281	22
Continental AG	132	28
Crown Resorts Ltd.	2,508	18
CTS Eventim AG & Co. KGaA	734	27
Daily Mail & General Trust plc	3,829	44
De’ Longhi	364	9
Dixons Carphone plc	6,971	45
Domino’s Pizza Enterprises Ltd.	674	19
Don Quijote Holdings Co., Ltd.	1,050	40
Dufry AG(2)	174	20
Fast Retailing Co., Ltd.	100	41
Fielmann AG	405	28
Forbo Holding AG Registered Shares	19	21
Galaxy Entertainment Group Ltd.	1,750	4
Genting Singapore plc	11,400	6
Global Brands Group Holding Ltd.(2)	24,000	5
Harvey Norman Holdings Ltd.	6,630	18
Hennes & Mauritz AB Class B	250	9
Hermes International SA	41	15
Hikari Tsushin, Inc.	560	39
Inditex SA	463	15
Jardine Cycle & Carriage Ltd.	300	6
JCDecaux SA	403	15
Kering	89	15
Kingston Financial Group Ltd.(2)	16,000	6
L’Occitane International SA	6,750	14
Li & Fung Ltd.	7,000	5
Lifestyle International Holdings Ltd.	3,500	5
Luxottica Group S.p.A	136	9
LVMH Moet Hennessy Louis Vuitton SA	89	15
M6-Metropole Television SA	752	14
Man Wah Holdings Ltd.	5,200	5
Mediaset S.p.A.	1,855	9
Mekonomen AB	389	9
Melco Crown Entertainment Ltd. ADR	306	4
Melco International Development Ltd.	3,500	4
Melia Hotels International SA	1,079	15
MGM China Holdings Ltd.	3,600	4
Nitori Co., Ltd.	485	38
Ocado Group plc(2)	8,727	42
Osim International Ltd.	5,200	6
Plastic Omnium SA	647	15
Prada S.p.A	2,100	8
Premier Investments Ltd.	2,036	18
PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	424	3

	SHARES	VALUE
Consumer Discretionary—continued
Publicis Groupe SA	220	$15
Puma SE	133	27
Rakuten, Inc.	3,050	39
Royal Caribbean Cruises Ltd.	55	5
SA International Holdings Ltd.	12,000	5
Salvatore Ferragamo S.p.A	350	9
Sands China Ltd.	1,600	5
Sankyo Co., Ltd.	1,050	37
Sega Sammy Holdings, Inc.	3,700	36
Seven West Media Ltd.	35,418	18
Shangri-La Asia Ltd.	5,500	5
Shimanura Co., Ltd.	400	43
Sincere Watch Ltd.(2)	40,000	5
SJM Holdings Ltd.	6,000	4
Societe Television Francaise 1	990	14
Sodexo	181	15
Sports Direct International plc(2)	3,847	44
Start Today Co., Ltd.	1,300	43
Steinhoff International Holdings Ltd.	4,451	27
Swatch Group AG (The)	57	21
Techtronics Industries Co., Ltd.	1,350	5
Tod’s S.p.A	101	9
Universal Entertainment Corp	2,100	37
Vivendi	627	15
Wynn Macau Ltd.	4,000	5
Yue Yuen Industrial Holdings Ltd.	1,500	6

		1,473

Consumer Staples—11.5%
AAK AB	142	9
Anheuser-Busch InBev N.V.	449	48
Associated British Foods plc(2)	918	46
Axfood AB	566	9
Beiersdorf AG	323	29
Carrefour SA	495	15
Casino Guichard Perrachon SA	275	15
Davide Campari-Milano S.p.A	1,152	9
First Resources Ltd.	5,300	6
Golden Agri-Resources Ltd.	28,300	7
Heineken Holding NV	540	38
Henkel AG & KGaA	309	27
Jeronimo Martins SPGS SA	254	3
L’Oreal SA	90	16
Marine Harvest ASA	418	5
MARR SpA	481	9
Metro AG	981	27
Orkla ASA	670	5
Pola Orbis Holdings, Inc.	650	40
Rallye SA	841	14
Remy Cointreau SA	242	16
Sonae SGPS SA	2,824	3
Sugi Holdings Co., Ltd.	860	39
Sundrug Co., Ltd.	730	38
Suntory Beverage & Food Ltd	1,040	40
Unicharm Corp.	2,100	37
Wilmar International Ltd.	3,100	6

		556

Diversified REIT—0.3%
Fonciere Des Regions	175	15

Energy—3.6%
Akastor ASA(2)	3,666	5

	SHARES	VALUE
Energy—continued
Aker Solutions ASA	1,325	$5
Avance Gas Holding Ltd.(3)	377	5
Brightoil Petroleum Holdings Ltd.(2)	13,000	5
Delek Group Ltd.	28	6
Det Norske Oljeselskap ASA(2)	881	5
Galp Energia SGPS SA	340	3
Genel Energy plc(2)	9,118	38
Petrofac Ltd.	3,731	43
Saras S.p.A(2)	3,850	8
Seadrill Ltd.	737	4
Ship Finance International Ltd.	307	5
Tecnicas Reunidas SA	328	14
Tenaris S.A. ADR	355	9
Transocean Ltd.(4)	1,467	19

		174

Financials—14.4%
Abacus Property Group REIT	8,430	19
ACOM Co. Ltd.(2)	8,700	45
Admiral Group plc	1,929	44
Ashmore Group plc(4)	11,298	42
Assicurazioni Generali S.p.A	508	9
Banco Santander SA	2,794	15
Bank Hapoalim BM	1,239	6
Bank of East Asia Ltd.	1,400	5
Bankinter SA	2,094	15
Champion REIT	10,000	5
Cheung Kong Property Holdings Ltd.	650	5
China LNG Group Ltd.	120,000	5
City Developments Ltd.	1,100	6
Emperor International Group Ltd.	60,000	5
First Pacific Co., Ltd.	8,000	5
Fortune REIT	5,000	5
Goldin Financial Holdings Ltd.(2)	2,400	5
Groupe Bruxelles Lambert SA	652	49
Hang Lung Group Ltd.	1,400	5
Hang Lung Properties Ltd.	2,000	4
Hargreaves Lansdown plc	2,389	44
Henderson Land Development Co., Ltd.	800	5
Hongkong Land Holdings Ltd.	900	6
Hufvudstaden AB	714	9
Hysan Development Co. Ltd.	1,200	5
Industrivarden AB	490	9
Inmobiliaria Colonial SA(2)	23,756	16
Intu Properties plc REIT	9,145	46
Kerry Properties Ltd.	1,800	5
Lundbergforetagen AB Class B	193	9
Matsui Securities Co., Ltd.	4,300	37
Mediolanum S.p.A	1,233	9
New World Development Co., Ltd.	5,000	5
Oversea-Chinese Banking Corp.	900	6
Pargesa Holding SA	361	21
Platinum Asset Management Ltd.	4,027	19
Reinet Investments SCA	21,147	45
Schroders plc	1,020	43
Sino Land Co., Ltd.	3,300	5
Sun Hung Kai Properties Ltd.	375	5
Svenska Handelsbanken AB Class A	624	9
United Overseas Bank Ltd.	450	6
United Overseas Land Ltd.	1,400	6
Wendel	124	14

See Notes to Financial Statements

VIRTUS INTERNATIONAL WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE
Financials—continued
Wharf Holdings Ltd. (The)	900	$5
Wheelock & Co., Ltd.	1,175	5
Yanlord Land Group Ltd.	8,100	6

		699

Health Care—4.2%
Barry Callebaut AG	20	22
BioMerieux	133	14
DiaSorin S.p.A	200	9
Eurofins Scientific SE	46	14
Galenica AG Registered Shares	16	20
Getinge AB	402	9
Ipsen SA	217	14
Meda AB	623	9
Roche Holding AG	82	22
Straumann Holding AG	73	21
Taisho Pharmaceutical Holdings Co., Ltd.	650	37
Taro Pharmaceutical Industries Ltd.(2)	42	6
Town Health International Medical Group Ltd.	24,000	5

		202

Industrials—15.0%
Abertis Infraestructuras SA	985	16
Actividades de Construccion y Servicios SA	511	15
Adecco SA Registered Shares	292	21
Alfa Laval AB	585	10
Alstom SA(2)	473	15
ANDRITZ AG	548	25
Assa Abloy AB	499	9
Bollore SA	2,967	14
Bouygues SA	408	14
Cargotec Oyj	885	24
Cheung Kong Infrastructure Holdings Ltd.	550	5
CK Hutchison Holdings Ltd.	400	5
Dassault Aviation SA	12	14
easyJet plc	1,673	45
Ferrovial SA	635	15
Fomento de Construcciones y Contratas SA(2)	1,889	14
Golden Ocean Group Ltd.	1,750	4
Hopewell Holdings Ltd.	1,500	5
Indutrade AB	193	9
Jardine Matheson Holdings Ltd.	125	6
Jardine Strategic Holdings Ltd.	200	5
Johnson Electric Holdings Ltd.	1,500	5
Kone Oyj Class B	628	24
Kuehne & Nagel International AG	167	21
Nidec Corp.	510	35
Noble Group Ltd.	18,200	5
Nordex SE(2)	1,007	28
NWS Holdings Ltd.	4,000	5
Obrascon Huarte Lain SA	1,118	15
OC Oerlikon Corp. AG Registered Shares(2)	2,165	21
Orient Overseas International Ltd.	1,000	5
Prosegur Cia de Seguridad SA	3,320	16
Regus plc	9,279	43
Rieter Holding AG	150	22

	SHARES	VALUE
Industrials—continued
Ryanair Holdings plc ADR	546	$43
Salini Impregilo S.p.A	2,136	8
Securitas AB Class B	731	9
Seven Group Holdings Ltd.	5,555	17
SGL Carbon SE(2)	1,655	26
SGS SA Registered Shares	12	21
Shun Tak Holdings Ltd.	12,000	5
Skanska AB Class B	467	9
Sulzer AG	210	21
Summit Ascent Holdings Ltd.(2)	10,000	5
Vossloh AG(2)	368	27

		726

Information Technology—9.3%
Check Point Software Technologies Ltd.	79	6
COLOPL, Inc.(2)(4)	2,250	36
Dassault Systemes	204	15
Gree, Inc.	8,300	37
GungHo Online Entertainment ,Inc.	12,400	37
Hexagon AB	303	9
Keyence Corp.	85	38
Konami Corp.	1,800	39
Lenovo Group Ltd.	6,000	5
Mixi, Inc.	1,120	39
Nexon Co., Ltd.	2,900	39
Otsuka Corp.	800	39
SAP SE	420	27
Silverlake Axis Ltd.	15,000	6
Tower Semiconductor Ltd.(2)	463	6
United Internet AG Registered Shares	545	28
VTech Holdings Ltd.	400	5
Yahoo Japan Corp.	9,800	37

		448

Materials—6.3%
APERAM SA(2)	1,355	36
ArcelorMittal	6,206	32
EMS-Chemie Holding AG	52	21
Evolution Mining Ltd	22,174	20
Fortescue Metals Group Ltd.	13,779	18
Frutarom Industries Ltd.	163	6
Glencore International plc	26,751	37
HeidelbergCement AG	379	26
Hexpol AB	853	10
Holcim Ltd. Registered Shares	389	20
Holmen AB B Shares	334	9
Imerys SA	221	14
Israel Corp. Ltd. (The)	23	6
OCI NV(2)	1,352	35
Vicat	226	14

		304

Retail REITs—0.8%
Scentre Group	6,908	19
Westfield Corp.	2,679	19

		38

Telecommunication Services—2.3%
HKT Trust & HKT Ltd.	4,350	5

	SHARES	VALUE
Telecommunication Services—continued
PCCW Ltd.	10,000	$5
Smartone Telecommunications Holdings Ltd.	2,500	5
Softbank Corp.	730	34
Talktalk Telecom Group plc	9,113	43
TPG Telecom Ltd.	2,639	20

		112

Utilities—1.2%
CLP Holdings Ltd.	600	5
GDF Suez	896	15
Hong Kong & China Gas Co., Ltd.	2,600	5
Iliad SA	70	14
Kenon Holdings Ltd.(2)	458	6
Rubis SCA	200	15

		60
TOTAL COMMON STOCKS (Identified Cost $5,187)		4,807
TOTAL LONG TERM INVESTMENTS—99.3%
(Identified Cost $5,187)		4,807

SECURITIES LENDING COLLATERAL—1.9%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) Institutional Shares (seven-day effective yield 0.160%)(5)	93,600	94
TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $94)		94
TOTAL INVESTMENTS—101.2% (Identified Cost $5,281)		4,901	(1)
Other assets and liabilities, net—(1.2)%		(59)

NET ASSETS—100.0%		$4,842

Abbreviations:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2015, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to a value of $5 or 0.1% of net assets.
(4)	All or a portion of security is on loan.
(5)	Represents security purchased with cash collateral received for securities on loan.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS INTERNATIONAL WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2015

($ reported in thousands)

Country Weightings (Unaudited)†
Japan	24%
United Kingdom	17
France	10
Germany	9
Switzerland	8
Australia	5
Hong Kong	5
Other	22
Total	100%
† % of total investments as of September 30, 2015

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$4,807	$3,147	$1,660
Securities Lending Collateral	94	94	—

Total Investments	$4,901	$3,241	$1,660

There are no Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

THIS PAGE INTENTIONALLY BLANK.

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2015

($ reported in thousands except shares and per share amounts)

	Emerging Markets Debt Fund		Emerging Markets Equity Income Fund		Emerging Markets Small-Cap Fund

Assets
Investment in unaffiliated securities at value(1)	$25,908		$43,629		$4,253
Investment in affiliated funds at value(4)	144		—		—
Foreign currency at value(2)	—		182		—
Cash	—	(3)	—		—
Receivables
Investment securities sold	299		—		86
Fund shares sold	—	(3)	31		—
Receivable from adviser	—		—		6
Dividends and interest receivable	458		125		6
Tax reclaims	1		—		—	(3)
Prepaid trustee retainer	—	(3)	—	(3)	—	(3)
Prepaid expenses	27		29		14

Total assets	26,837		43,996		4,365

Liabilities
Cash overdraft	—		85		—
Payables
Fund shares repurchased	3		324		—
Foreign capital gain taxes payable	—		1		—
Investment securities purchased	194		—		—
Dividend distributions	—	(3)	—		—
Investment advisory fees	18		31		—
Distribution and service fees	1		1		—	(3)
Administration fees	3		5		1
Transfer agent fees and expenses	2		9		—	(3)
Trustees’ fees and expenses	—	(3)	—	(3)	—	(3)
Professional fees	37		29		29
Other accrued expenses	3		50		4

Total liabilities	261		535		34

Net Assets	$26,576		$43,461		$4,331

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$31,420		$56,390		$5,552
Accumulated undistributed net investment income (loss)	(19)		860		77
Accumulated undistributed net realized gain (loss)	(1,933)		(7,930)		(61)
Net unrealized appreciation (depreciation) on investments	(2,892)		(5,859)		(1,237)

Net Assets	$26,576		$43,461		$4,331

Class A
Net asset value (net assets/shares outstanding) per share	$8.54		$8.30		$7.85
Maximum offering price per share NAV/(1–3.75%)	$8.87		$—		$—
Maximum offering price per share NAV/(1–5.75%)	$—		$8.81		$8.33
Shares of beneficial interest outstanding, no par value, unlimited authorization	84,083		87,685		42,237
Net Assets	$718		$727		$332
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$8.54		$8.26		$7.80
Shares of beneficial interest outstanding, no par value, unlimited authorization	66,224		77,316		16,395
Net Assets	$565		$638		$128
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$8.54		$8.31		$7.88
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,963,356		5,067,025		491,357
Net Assets	$25,293		$42,096		$3,871

(1) Investment in unaffiliated securities at cost	$28,794		$49,491		$5,490
(2) Foreign currency at cost	$—		$180		$—
(3) Amount is less than $500.
(4) Investment in affiliated funds at cost	$148		$—		$—

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2015

($ reported in thousands except shares and per share amounts)

	Global Infrastructure Fund		Global Opportunities Fund

Assets
Investment in securities at value(1)	$153,518		$143,042
Receivables
Fund shares sold	136		319
Dividends and interest receivable	252		222
Tax reclaims	83		174
Prepaid trustee retainer	3		1
Prepaid expenses	34		37

Total assets	154,026		143,795

Liabilities
Payables
Fund shares repurchased	1,493		32
Investment securities purchased	—		2,751
Foreign capital gain taxes payable	—		11
Investment advisory fees	85		98
Distribution and service fees	48		30
Administration fees	16		14
Transfer agent fees and expenses	39		30
Trustees’ fees and expenses	—	(2)	—	(2)
Professional fees	29		36
Other accrued expenses	11		15

Total liabilities	1,721		3,017

Net Assets	$152,305		$140,778

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$146,192		$114,815
Accumulated undistributed net investment income (loss)	152		398
Accumulated undistributed net realized gain (loss)	7,316		(1,870)
Net unrealized appreciation (depreciation) on investments	(1,355)		27,435

Net Assets	$152,305		$140,778

Class A
Net asset value (net assets/shares outstanding) per share	$13.62		$12.32
Maximum offering price per share NAV/(1–5.75%)	$14.45		$13.07
Shares of beneficial interest outstanding, no par value, unlimited authorization	4,459,917		7,127,017
Net Assets	$60,744		$87,769
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$—		$10.85
Shares of beneficial interest outstanding, no par value, unlimited authorization	—		43,726
Net Assets	$—		$474
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$13.57		$10.79
Shares of beneficial interest outstanding, no par value, unlimited authorization	3,024,834		1,338,305
Net Assets	$41,039		$14,431
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$13.63		$12.32
Shares of beneficial interest outstanding, no par value, unlimited authorization	3,706,969		3,094,042
Net Assets	$50,522		$38,104

(1) Investment in securities at cost	$154,862		$115,586
(2) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2015

($ reported in thousands except shares and per share amounts)

	Global Real Estate Securities Fund		Greater European Opportunities Fund		International Equity Fund

Assets
Investment in securities at value(1)(2)	$77,403		$20,657		$8,686
Receivables
Investment securities sold	124		19		—
Fund shares sold	122		73		1
Receivable from adviser	—		—		1
Dividends and interest receivable	275		17		23
Tax reclaims	9		40		26
Securities lending receivable	—		—		1
Prepaid trustee retainer	1		—	(3)	—	(3)
Prepaid expenses	24		20		27

Total assets	77,958		20,826		8,765

Liabilities
Cash overdraft	—		—		337
Collateral on securities loaned	—		—		452
Payables
Fund shares repurchased	164		13		—
Investment securities purchased	278		133		—
Investment advisory fees	44		8		—
Distribution and service fees	14		4		2
Administration fees	8		2		1
Transfer agent fees and expenses	15		9		2
Trustees’ fees and expenses	—	(3)	—	(3)	—	(3)
Professional fees	29		29		32
Other accrued expenses	11		7		3

Total liabilities	563		205		829

Net Assets	$77,395		$20,621		$7,936

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$70,196		$18,347		$8,816
Accumulated undistributed net investment income (loss)	298		126		(10)
Accumulated undistributed net realized gain (loss)	667		(200)		(966)
Net unrealized appreciation (depreciation) on investments	6,234		2,348		96

Net Assets	$77,395		$20,621		$7,936

Class A
Net asset value (net assets/shares outstanding) per share	$26.19		$15.20		$9.80
Maximum offering price per share NAV/(1–5.75%)	$27.79		$16.13		$10.40
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,386,616		875,418		196,192
Net Assets	$36,315		$13,306		$1,923
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$25.71		$14.95		$9.60
Shares of beneficial interest outstanding, no par value, unlimited authorization	327,545		104,595		176,012
Net Assets	$8,421		$1,564		$1,689
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$26.37		$15.26		$9.78
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,238,348		376,847		442,267
Net Assets	$32,659		$5,751		$4,324

(1) Investment in securities at cost	$71,168		$18,307		$8,588
(2) Market value of securities on loan	$—		$—		$443
(3) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2015

($ reported in thousands except shares and per share amounts)

	International Real Estate Securities Fund	International Small-Cap Fund		International Wealth Masters Fund

Assets
Investment in securities at value(1)(3)	$39,614	$43,602		$4,901
Foreign currency at value(2)	—	—	(4)	—
Receivables
Investment securities sold	132	541		419
Fund shares sold	31	122		—
Receivable from adviser	—	—		9
Dividends and interest receivable	86	68		11
Tax reclaims	14	22		5
Securities lending receivable	—	—		—	(4)
Prepaid trustee retainer	— (4)	—	(4)	—	(4)
Prepaid expenses	31	41		25

Total assets	39,908	44,396		5,370

Liabilities
Cash overdraft	68	—		20
Collateral on securities loaned	—	—		94
Payables
Fund shares repurchased	120	291		—
Investment securities purchased	—	36		367
Investment advisory fees	11	30		—
Distribution and service fees	4	2		—	(4)
Administration fees	4	5		1
Transfer agent fees and expenses	8	7		—	(4)
Trustees’ fees and expenses	17	—	(4)	—	(4)
Professional fees	28	29		29
Other accrued expenses	8	14		17

Total liabilities	268	414		528

Net Assets	$39,640	$43,982		$4,842

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$43,614	$51,646		$5,084
Accumulated undistributed net investment income (loss)	(1,123)	516		64
Accumulated undistributed net realized gain (loss)	(10,148)	817		74
Net unrealized appreciation (depreciation) on investments	7,297	(8,997)		(380)

Net Assets	$39,640	$43,982		$4,842

Class A
Net asset value (net assets/shares outstanding) per share	$6.63	$10.85		$9.52
Maximum offering price per share NAV/(1–5.75%)	$7.03	$11.51		$10.10
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,873,258	176,617		13,285
Net Assets	$12,415	$1,916		$126
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$6.59	$10.72		$9.46
Shares of beneficial interest outstanding, no par value, unlimited authorization	337,874	136,538		12,027
Net Assets	$2,226	$1,464		$114
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$6.64	$10.89		$9.54
Shares of beneficial interest outstanding, no par value, unlimited authorization	3,767,465	3,721,201		482,490
Net Assets	$24,999	$40,512		$4,602
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$—	$10.89		$—
Shares of beneficial interest outstanding, no par value, unlimited authorizaton	—	8,227		—
Net Assets	$—	$90		$—

(1) Investment in securities at cost	$32,315	$52,596		$5,281
(2) Foreign currency at cost	$—	$—	(4)	$—
(3) Market value of securities on loan	$—	$—		$89
(4) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2015

($ reported in thousands)

	Emerging Markets Debt Fund	Emerging Markets Equity Income Fund	Emerging Markets Small-Cap Fund

Investment Income
Dividends	$6	$2,867	$177
Dividends from affiliated funds	1	—	—
Interest	1,795	—	—
Foreign taxes withheld	(2)	(360)	(21)

Total investment income	1,800	2,507	156

Expenses
Investment advisory fees	220	722	54
Service fees, Class A	2	3	1
Distribution and service fees, Class C	7	8	2
Administration fees	35	82	5
Transfer agent fees and expenses	18	68	3
Interest expense	—	1	—
Registration fees	40	44	44
Printing fees and expenses	4	8	2
Custodian fees	3	66	7
Professional fees	37	37	29
Trustees’ fees and expenses	2	3	— (1)
Miscellaneous expenses	3	5	6

Total expenses	371	1,047	153
Less expenses reimbursed and/or waived by investment adviser	(40)	(6)	(79)

Net expenses	331	1,041	74

Net investment income (loss)	1,469	1,466	82

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(1,816)	(7,537)	(45)
Net realized gain (loss) on foreign currency transactions	(8)	(75)	(2)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(1,961)	(6,281)	(1,174)
Net change in unrealized appreciation (depreciation) on affiliated investments	(4)	—	—
Net change in unrealized appreciation (depreciation) on foreign currency translation	— (1)	8	— (1)

Net gain (loss) on investments	(3,789)	(13,885)	(1,221)

Net increase (decrease) in net assets resulting from operations	$(2,320)	$(12,419)	$(1,139)

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2015

($ reported in thousands)

	Global Infrastructure Fund	Global Opportunities Fund

Investment Income
Dividends	$6,642	$2,502
Interest	—	2
Security lending	—	4
Foreign taxes withheld	(324)	(72)

Total investment income	6,318	2,436

Expenses
Investment advisory fees	1,139	1,168
Service fees, Class A	179	225
Distribution and service fees, Class B	—	6
Distribution and service fees, Class C	421	90
Administration fees	211	165
Transfer agent fees and expenses	219	176
Registration fees	51	53
Printing fees and expenses	22	18
Custodian fees	17	16
Professional fees	31	43
Trustees’ fees and expenses	6	6
Miscellaneous expenses	9	9

Total expenses	2,305	1,975

Net investment income (loss)	4,013	461

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	8,520	611
Net realized gain (loss) on foreign currency transactions	(15)	(24)
Net change in unrealized appreciation (depreciation) on investments	(28,057)	1,196
Net change in unrealized appreciation (depreciation) on foreign currency translation	(4)	(13)
Net change in foreign taxes on unrealized capital gains	—	17

Net gain (loss) on investments	(19,556)	1,787

Net increase (decrease) in net assets resulting from operations	$(15,543)	$2,248

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2015

($ reported in thousands)

	Global Real Estate Securities Fund	Greater European Opportunities Fund	International Equity Fund

Investment Income
Dividends	$2,747	$526	$188
Security lending	—	—	3
Foreign taxes withheld	(106)	(33)	(21)

Total investment income	2,641	493	170

Expenses
Investment advisory fees	645	165	78
Service fees, Class A	81	33	7
Distribution and service fees, Class C	77	13	13
Administration fees	91	23	10
Transfer agent fees and expenses	112	41	12
Registration fees	40	41	41
Printing fees and expenses	11	4	2
Custodian fees	13	7	5
Professional fees	32	32	34
Trustees’ fees and expenses	3	1	1
Miscellaneous expenses	5	3	2

Total expenses	1,110	363	205
Less expenses reimbursed and/or waived by investment adviser	(79)	(84)	(71)

Net expenses	1,031	279	134

Net investment income (loss)	1,610	214	36

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	450	(80)	(878)
Net realized gain (loss) on foreign currency transactions	(1)	(24)	87
Net change in unrealized appreciation (depreciation) on investments	626	184	(293)
Net change in unrealized appreciation (depreciation) on foreign currency translation	— (1)	— (1)	— (1)

Net gain (loss) on investments	1,075	80	(1,084)

Net increase (decrease) in net assets resulting from operations	$2,685	$294	$(1,048)

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2015

($ reported in thousands)

	International Real Estate Securities Fund	International Small-Cap Fund	International Wealth Masters Fund(2)

Investment Income
Dividends	$2,505	$1,673	$120
Security lending	—	—	1
Foreign taxes withheld	(141)	(164)	(10)

Total investment income	2,364	1,509	111

Expenses
Investment advisory fees	422	495	40
Service fees, Class A	31	5	— (1)
Distribution and service fees, Class C	23	12	1
Administration fees	50	59	6
Transfer agent fees and expenses	59	66	2
Registration fees	41	55	41
Printing fees and expenses	7	6	8
Custodian fees	10	16	20
Professional fees	30	31	39
Trustees’ fees and expenses	18	2	— (1)
Miscellaneous expenses	4	4	3

Total expenses	695	751	160
Less expenses reimbursed and/or waived by investment adviser	(114)	(67)	(101)

Net expenses	581	684	59

Net investment income (loss)	1,783	825	52

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(135)	1,486	75
Net realized gain (loss) on foreign currency transactions	(5)	(19)	11
Net change in unrealized appreciation (depreciation) on investments	(1,402)	(9,604)	(380)
Net change in unrealized appreciation (depreciation) on foreign currency translation	1	1	— (1)

Net gain (loss) on investments	(1,541)	(8,136)	(294)

Net increase (decrease) in net assets resulting from operations	$242	$(7,311)	$(242)

(1) Amount is less than $500.

(2) From Inception date November 17, 2014.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Emerging Markets Debt Fund		Emerging Markets Equity Income Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$1,469	$1,522	$1,466	$1,712
Net realized gain (loss)	(1,824)	(425)	(7,612)	183
Net change in unrealized appreciation (depreciation)	(1,965)	1,072	(6,273)	34

Increase (decrease) in net assets resulting from operations	(2,320)	2,169	(12,419)	1,929

From Distributions to Shareholders
Net investment income, Class A	(30)	(104)	(22)	(20)
Net investment income, Class C	(20)	(19)	(11)	(6)
Net investment income, Class I	(1,082)	(1,338)	(1,735)	(586)
Net realized short-term gains, Class A	—	—	(6)	—
Net realized short-term gains, Class C	—	—	(4)	—
Net realized short-term gains, Class I	—	—	(397)	—
Tax return of capital, Class A	(7)	(3)	—	—
Tax return of capital, Class C	(6)	— (1)	—	—
Tax return of capital, Class I	(226)	(44)	—	—

Decrease in net assets from distributions to shareholders	(1,371)	(1,508)	(2,175)	(612)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(159)	(2,299)	(271)	390
Change in net assets from share transactions, Class C	(137)	410	10	373
Change in net assets from share transactions, Class I	(2,659)	6,190	(24,438)	70,772

Increase (decrease) in net assets from share transactions	(2,955)	4,301	(24,699)	71,535

Net increase (decrease) in net assets	(6,646)	4,962	(39,293)	72,852

Net Assets
Beginning of period	33,222	28,260	82,754	9,902

End of period	$26,576	$33,222	$43,461	$82,754

Accumulated undistributed net investment income (loss) at end of period	$(19)	$(4)	$860	$1,246

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Emerging Markets Small-Cap Fund
	Year Ended September 30, 2015	From Inception December 17, 2013 to September 30, 2014

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$82	$64
Net realized gain (loss)	(47)	98
Net change in unrealized appreciation (depreciation)	(1,174)	(63)

Increase (decrease) in net assets resulting from operations	(1,139)	99

From Distributions to Shareholders
Net investment income, Class A	(3)	— (1)
Net investment income, Class C	(1)	— (1)
Net investment income, Class I	(60)	(7)
Net realized short-term gains, Class A	(5)	—
Net realized short-term gains, Class C	(3)	—
Net realized short-term gains, Class I	(102)	—

Decrease in net assets from distributions to shareholders	(174)	(7)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	210	215
Change in net assets from share transactions, Class C	8	155
Change in net assets from share transactions, Class I	1,570	3,394

Increase (decrease) in net assets from share transactions	1,788	3,764

Net increase (decrease) in net assets	475	3,856

Net Assets
Beginning of period	3,856	—

End of period	$4,331	$3,856

Accumulated undistributed net investment income (loss) at end of period	$77	$61

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Global Infrastructure Fund		Global Opportunities Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$4,013	$6,643	$461	$882
Net realized gain (loss)	8,505	11,967	587	5,221
Net change in unrealized appreciation (depreciation)	(28,061)	1,563	1,200	5,240

Increase (decrease) in net assets resulting from operations	(15,543)	20,173	2,248	11,343

From Distributions to Shareholders
Net investment income, Class A	(1,851)	(2,550)	(458)	(512)
Net investment income, Class B	—	—	(1)	— (1)
Net investment income, Class C	(809)	(820)	(9)	(3)
Net investment income, Class I	(1,738)	(2,785)	(230)	(313)
Net realized long-term gains, Class A	(600)	—	—	—
Net realized long-term gains, Class C	(301)	—	—	—
Net realized long-term gains, Class I	(524)	—	—	—

Decrease in net assets from distributions to shareholders	(5,823)	(6,155)	(698)	(828)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	8,660	1,908	8,610	(8,082)
Change in net assets from share transactions, Class B	—	—	(191)	(213)
Change in net assets from share transactions, Class C	20,385	6,599	11,375	213
Change in net assets from share transactions, Class I	2,074	(21,781)	3,672	1,594

Increase (decrease) in net assets from share transactions	31,119	(13,274)	23,466	(6,488)

Net increase (decrease) in net assets	9,753	744	25,016	4,027

Net Assets
Beginning of period	142,552	141,808	115,762	111,735

End of period	$152,305	$142,552	$140,778	$115,762

Accumulated undistributed net investment income (loss) at end of period	$152	$552	$398	$674

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Global Real Estate Securities Fund		Greater European Opportunities Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$1,610	$720	$214	$95
Net realized gain (loss)	449	855	(104)	140
Net change in unrealized appreciation (depreciation)	626	2,778	184	(600)

Increase (decrease) in net assets resulting from operations	2,685	4,353	294	(365)

From Distributions to Shareholders
Net investment income, Class A	(613)	(230)	(82)	(52)
Net investment income, Class C	(119)	(29)	— (1)	(2)
Net investment income, Class I	(821)	(440)	(24)	(12)
Net realized short-term gains, Class A	(21)	(21)	—	(197)
Net realized short-term gains, Class C	(5)	(5)	—	(15)
Net realized short-term gains, Class I	(26)	(34)	—	(30)
Net realized long-term gains, Class A	(66)	(86)	(153)	(125)
Net realized long-term gains, Class C	(17)	(20)	(13)	(9)
Net realized long-term gains, Class I	(81)	(143)	(31)	(19)

Decrease in net assets from distributions to shareholders	(1,769)	(1,008)	(303)	(461)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	14,600	4,968	732	(83)
Change in net assets from share transactions, Class C	2,509	2,073	472	576
Change in net assets from share transactions, Class I	5,033	(232)	2,842	959

Increase (decrease) in net assets from share transactions	22,142	6,809	4,046	1,452

Net increase (decrease) in net assets	23,058	10,154	4,037	626

Net Assets
Beginning of period	54,337	44,183	16,584	15,958

End of period	$77,395	$54,337	$20,621	$16,584

Accumulated undistributed net investment income (loss) at end of period	$298	$259	$126	$41

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	International Equity Fund		International Real Estate Securities Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$36	$94	$1,783	$1,103
Net realized gain (loss)	(791)	(130)	(140)	2,034
Net change in unrealized appreciation (depreciation)	(293)	247	(1,401)	320

Increase (decrease) in net assets resulting from operations	(1,048)	211	242	3,457

From Distributions to Shareholders
Net investment income, Class A	(30)	(61)	(778)	(188)
Net investment income, Class C	(1)	(7)	(117)	(27)
Net investment income, Class I	(54)	(69)	(1,837)	(696)
Net realized short-term gains, Class A	—	(34)	—	—
Net realized short-term gains, Class C	—	(2)	—	—
Net realized short-term gains, Class I	—	(29)	—	—

Decrease in net assets from distributions to shareholders	(85)	(202)	(2,732)	(911)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(1,652)	3,770	1,872	427
Change in net assets from share transactions, Class C	1,096	686	(182)	525
Change in net assets from share transactions, Class I	(1,529)	4,210	(2,108)	(3,094)

Increase (decrease) in net assets from share transactions	(2,085)	8,666	(418)	(2,142)

Net increase (decrease) in net assets	(3,218)	8,675	(2,908)	404

Net Assets
Beginning of period	11,154	2,479	42,548	42,144

End of period	$7,936	$11,154	$39,640	$42,548

Accumulated undistributed net investment income (loss) at end of period	$(10)	$54	$(1,123)	$(140)

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	International Small-Cap Fund		International Wealth Masters Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	From inception November 17, 2014 to September 30, 2015

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$825	$1,120	$52
Net realized gain (loss)	1,467	2,642	86
Net change in unrealized appreciation (depreciation)	(9,603)	(1,455)	(380)

Increase (decrease) in net assets resulting from operations	(7,311)	2,307	(242)

From Distributions to Shareholders
Net investment income, Class A	(31)	(45)	—
Net investment income, Class C	(18)	(14)	—
Net investment income, Class I	(770)	(815)	—
Net investment income, Class R6	(2)	—	—
Net realized short-term gains, Class A	(84)	(8)	—
Net realized short-term gains, Class C	(53)	(9)	—
Net realized short-term gains, Class I	(1,927)	(316)	—
Net realized short-term gains, Class R6	(4)	—	—
Net realized long-term gains, Class A	(46)	—	—
Net realized long-term gains, Class C	(29)	—	—
Net realized long-term gains, Class I	(1,050)	—	—
Net realized long-term gains, Class R6	(2)	—	—

Decrease in net assets from distributions to shareholders	(4,016)	(1,207)	—

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(107)	2,059	135
Change in net assets from share transactions, Class C	612	802	124
Change in net assets from share transactions, Class I	4,425	27,409	4,825
Change in net assets from share transactions, Class R6	109	—	—

Increase (decrease) in net assets from share transactions	5,039	30,270	5,084

Net increase (decrease) in net assets	(6,288)	31,370	4,842

Net Assets
Beginning of period	50,270	18,900	—

End of period	$43,982	$50,270	$4,842

Accumulated undistributed net investment income (loss) at end of period	$516	$526	$64

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Tax Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(7)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(7)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Emerging Markets
Debt Fund
Class A
10/1/14 to 9/30/15	$9.69	0.44	(1.18)	(0.74)	(0.33)	—	(0.08)	(0.41)	(1.15)	$8.54	(7.85)%	$718	1.35%		1.48%		4.80%		47%
10/1/13 to 9/30/14	9.43	0.47	0.26	0.73	(0.46)	—	(0.01)	(0.47)	0.26	9.69	7.83	982	1.35		1.52		4.88		39
10/1/12 to 9/30/13	10.09	0.48	(0.64)	(0.16)	(0.48)	(0.02)	—	(0.50)	(0.66)	9.43	(1.94)	3,200	1.35		1.55		4.92		60
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	—	0.09	10.09	0.90 (4)	101	1.35	(3)	3.49	(3)	3.35	(3)	13	(4)

Class C
10/1/14 to 9/30/15	$9.68	0.37	(1.17)	(0.80)	(0.26)	—	(0.08)	(0.34)	(1.14)	$8.54	(8.44)%	$565	2.10%		2.23%		4.06%		47%
10/1/13 to 9/30/14	9.42	0.40	0.25	0.65	(0.38)	—	(0.01)	(0.39)	0.26	9.68	7.03	788	2.10		2.21		4.08		39
10/1/12 to 9/30/13	10.09	0.41	(0.66)	(0.25)	(0.40)	(0.02)	—	(0.42)	(0.67)	9.42	(2.68)	374	2.10		2.32		4.11		60
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	—	0.09	10.09	0.90 (4)	110	2.10	(3)	4.26	(3)	2.63	(3)	13	(4)

Class I
10/1/14 to 9/30/15	$9.68	0.46	(1.17)	(0.71)	(0.35)	—	(0.08)	(0.43)	(1.14)	$8.54	(7.52)%	$25,293	1.10%		1.23%		5.05%		47%
10/1/13 to 9/30/14	9.42	0.49	0.26	0.75	(0.48)	—	(0.01)	(0.49)	0.26	9.68	8.11	31,452	1.10		1.23		5.09		39
10/1/12 to 9/30/13	10.10	0.50	(0.66)	(0.16)	(0.50)	(0.02)	—	(0.52)	(0.68)	9.42	(1.80)	24,686	1.10		1.33		4.99		60
9/5/12(6) to 9/30/12	10.00	0.02	0.08	0.10	—	—	—	—	0.10	10.10	1.00 (4)	25,036	1.10	(3)	3.24	(3)	3.61	(3)	13	(4)
Emerging Markets
Equity Income Fund
Class A
10/1/14 to 9/30/15	$10.54	0.20	(2.18)	(1.98)	(0.21)	(0.05)	—	(0.26)	(2.24)	$8.30	(19.13)%	$727	1.75%		1.76%		2.04%		72%
10/1/13 to 9/30/14	10.57	0.21	(0.05)	0.16	(0.19)	—	—	(0.19)	(0.03)	10.54	1.54	1,210	1.75		1.95		1.96		72
10/1/12 to 9/30/13	10.59	0.31	(0.07)	0.24	(0.07)	(0.19)	—	(0.26)	(0.02)	10.57	2.19	830	1.75		2.90		3.00		100
9/5/12(6) to 9/30/12	10.00	(0.01)	0.60	0.59	—	—	—	—	0.59	10.59	5.90 (4)	106	1.75	(3)	10.28	(3)	(0.78	)(3)	37	(4)

Class C
10/1/14 to 9/30/15	$10.50	0.14	(2.19)	(2.05)	(0.14)	(0.05)	—	(0.19)	(2.24)	$8.26	(19.78)%	$638	2.50%		2.52%		1.42%		72%
10/1/13 to 9/30/14	10.54	0.15	(0.07)	0.08	(0.12)	—	—	(0.12)	(0.04)	10.50	0.80	799	2.50		2.65		1.39		72
10/1/12 to 9/30/13	10.58	0.20	(0.03)	0.17	(0.02)	(0.19)	—	(0.21)	(0.04)	10.54	1.48	417	2.50		3.77		1.89		100
9/5/12(6) to 9/30/12	10.00	(0.01)	0.59	0.58	—	—	—	—	0.58	10.58	5.80 (4)	106	2.50	(3)	11.03	(3)	(1.54	)(3)	37	(4)

Class I
10/1/14 to 9/30/15	$10.56	0.21	(2.17)	(1.96)	(0.24)	(0.05)	—	(0.29)	(2.25)	$8.31	(18.95)%	$42,096	1.50%		1.51%		2.14%		72%
10/1/13 to 9/30/14	10.58	0.27	(0.08)	0.19	(0.21)	—	—	(0.21)	(0.02)	10.56	1.87	80,745	1.50		1.51		2.60		72
10/1/12 to 9/30/13	10.59	0.27	(0.01)	0.26	(0.08)	(0.19)	—	(0.27)	(0.01)	10.58	2.39	8,655	1.50		2.87		2.56		100
9/5/12(6) to 9/30/12	10.00	— (5)	0.59	0.59	—	—	—	—	0.59	10.59	5.90 (4)	5,082	1.50	(3)	10.03	(3)	(0.54	)(3)	37	(4)
Emerging Markets
Small-Cap Fund
Class A
10/1/14 to 9/30/15	$10.32	0.16	(2.28)	(2.12)	(0.12)	(0.23)	—	(0.35)	(2.47)	$7.85	(21.20)%	$332	1.85%		3.62%		1.73%		35%
12/17/13(6) to 9/30/14	10.00	0.18	0.16	0.34	(0.02)	—	—	(0.02)	0.32	10.32	3.45 (4)	217	1.85	(3)	4.82	(3)	2.25	(3)	44	(4)

Class C
10/1/14 to 9/30/15	$10.26	0.07	(2.24)	(2.17)	(0.06)	(0.23)	—	(0.29)	(2.46)	$7.80	(21.68)%	$128	2.60%		4.34%		0.76%		35%
12/17/13(6) to 9/30/14	10.00	0.12	0.16	0.28	(0.02)	—	—	(0.02)	0.26	10.26	2.82 (4)	159	2.60	(3)	5.59	(3)	1.54	(3)	44	(4)

Class I
10/1/14 to 9/30/15	$10.34	0.18	(2.28)	(2.10)	(0.13)	(0.23)	—	(0.36)	(2.46)	$7.88	(20.96)%	$3,871	1.60%		3.35%		1.87%		35%
12/17/13(6) to 9/30/14	10.00	0.20	0.17	0.37	(0.03)	—	—	(0.03)	0.34	10.34	3.66 (4)	3,480	1.60	(3)	4.64	(3)	2.50	(3)	44	(4)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(7)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(7)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Global Infrastructure
Fund
Class A
10/1/14 to 9/30/15	$15.38	0.36	(1.60)	(1.24)	(0.39)	(0.13)	(0.52)	(1.76)	$13.62	(8.27)%	$60,744	1.22%	1.22%	2.38%	27%
10/1/13 to 9/30/14	13.94	0.71	1.40	2.11	(0.67)	—	(0.67)	1.44	15.38	15.21	60,673	1.29	1.29	4.69	24
10/1/12 to 9/30/13	12.88	0.35	1.05	1.40	(0.34)	—	(0.34)	1.06	13.94	11.05	53,354	1.28	1.28	2.62	14
10/1/11 to 9/30/12	10.97	0.31	1.95	2.26	(0.35)	—	(0.35)	1.91	12.88	20.80	36,347	1.32	1.32	2.59	21
10/1/10 to 9/30/11	10.71	0.33	0.25	0.58	(0.32)	—	(0.32)	0.26	10.97	5.40	23,120	1.34	1.34	2.89	16

Class C
10/1/14 to 9/30/15	$15.33	0.25	(1.59)	(1.34)	(0.29)	(0.13)	(0.42)	(1.76)	$13.57	(8.94)%	$41,039	1.97%	1.97%	1.66%	27%
10/1/13 to 9/30/14	13.90	0.58	1.41	1.99	(0.56)	—	(0.56)	1.43	15.33	14.37	26,322	2.04	2.04	3.82	24
10/1/12 to 9/30/13	12.85	0.25	1.05	1.30	(0.25)	—	(0.25)	1.05	13.90	10.23	17,969	2.03	2.03	1.85	14
10/1/11 to 9/30/12	10.95	0.23	1.93	2.16	(0.26)	—	(0.26)	1.90	12.85	19.97	9,117	2.07	2.07	1.88	21
10/1/10 to 9/30/11	10.69	0.24	0.26	0.50	(0.24)	—	(0.24)	0.26	10.95	4.51	6,138	2.09	2.09	2.11	16

Class I
10/1/14 to 9/30/15	$15.38	0.39	(1.58)	(1.19)	(0.43)	(0.13)	(0.56)	(1.75)	$13.63	(7.98)%	$50,522	0.97%	0.97%	2.61%	27%
10/1/13 to 9/30/14	13.94	0.74	1.41	2.15	(0.71)	—	(0.71)	1.44	15.38	15.49	55,557	1.04	1.04	4.87	24
10/1/12 to 9/30/13	12.89	0.39	1.04	1.43	(0.38)	—	(0.38)	1.05	13.94	11.23	70,485	1.03	1.03	2.86	14
10/1/11 to 9/30/12	10.97	0.35	1.95	2.30	(0.38)	—	(0.38)	1.92	12.89	21.19	48,830	1.07	1.07	2.85	21
10/1/10 to 9/30/11	10.72	0.36	0.24	0.60	(0.35)	—	(0.35)	0.25	10.97	5.56	33,865	1.09	1.09	3.16	16
Global Opportunities
Fund
Class A
10/1/14 to 9/30/15	$12.12	0.05	0.21	0.26	(0.06)	—	(0.06)	0.20	$12.32	2.15%	$87,769	1.45%	1.45%	0.42%	40%
10/1/13 to 9/30/14	11.07	0.08	1.04	1.12	(0.07)	—	(0.07)	1.05	12.12	10.18	77,738	1.48	1.46	0.70	41
10/1/12 to 9/30/13	9.91	0.07	1.12	1.19	(0.03)	—	(0.03)	1.16	11.07	12.05	78,434	1.55	1.50	0.69	61
10/1/11 to 9/30/12	7.91	0.05	1.99	2.04	(0.04)	—	(0.04)	2.00	9.91	25.80	71,592	1.55	1.55	0.53	73
10/1/10 to 9/30/11	7.79	0.05	0.15	0.20	(0.08)	—	(0.08)	0.12	7.91	2.54	54,916	1.55	1.67	0.65	56

Class B
10/1/14 to 9/30/15	$10.73	(0.06)	0.20	0.14	(0.02)	—	(0.02)	0.12	$10.85	1.33%	$474	2.20%	2.20%	(0.50)%	40%
10/1/13 to 9/30/14	9.81	(0.01)	0.93	0.92	—	—	—	0.92	10.73	9.38	652	2.23	2.21	(0.09)	41
10/1/12 to 9/30/13	8.82	(0.01)	1.00	0.99	—	—	—	0.99	9.81	11.22	798	2.30	2.25	(0.10)	61
10/1/11 to 9/30/12	7.06	(0.02)	1.78	1.76	—	—	—	1.76	8.82	24.93	1,048	2.30	2.30	(0.28)	73
10/1/10 to 9/30/11	6.97	(0.01)	0.13	0.12	(0.03)	—	(0.03)	0.09	7.06	1.76	915	2.30	2.42	(0.14)	56

Class C
10/1/14 to 9/30/15	$10.66	(0.01)	0.16	0.15	(0.02)	—	(0.02)	0.13	$10.79	1.42%	$14,431	2.21%	2.21%	(0.13)%	40%
10/1/13 to 9/30/14	9.76	— (5)	0.91	0.91	(0.01)	—	(0.01)	0.90	10.66	9.32	3,455	2.23	2.21	(0.04)	41
10/1/12 to 9/30/13	8.77	— (5)	0.99	0.99	—	—	—	0.99	9.76	11.29	2,963	2.30	2.24	(0.03)	61
10/1/11 to 9/30/12	7.02	(0.02)	1.77	1.75	—	—	—	1.75	8.77	24.93	1,700	2.30	2.30	(0.25)	73
10/1/10 to 9/30/11	6.93	(0.01)	0.13	0.12	(0.03)	—	(0.03)	0.09	7.02	1.77	813	2.30	2.42	(0.11)	56
The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(7)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(7)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Global Opportunities
Fund (Continued)
Class I
10/1/14 to 9/30/15	$12.11	0.08		0.21	0.29	(0.08)	—	(0.08)	0.21	$12.32	2.37%	$38,104	1.20%	1.20%	0.67%	40%
10/1/13 to 9/30/14	11.07	0.11		1.05	1.16	(0.12)	—	(0.12)	1.04	12.11	10.49	33,917	1.23	1.21	0.97	41
10/1/12 to 9/30/13	9.91	0.10		1.12	1.22	(0.06)	—	(0.06)	1.16	11.07	12.36	29,540	1.30	1.30	0.94	61
8/8/12(6) to 9/30/12	9.38	—	(5)	0.53	0.53	—	—	—	0.53	9.91	5.54 (4)	23,617	1.30 (3)	1.30 (3)	0.02 (3)	73 (4)
Global Real Estate
Securities Fund
Class A
10/1/14 to 9/30/15	$25.18	0.66		1.08	1.74	(0.64)	(0.09)	(0.73)	1.01	$26.19	6.83%	$36,315	1.40%	1.50%	2.45%	27%
10/1/13 to 9/30/14	23.14	0.38		2.19	2.57	(0.36)	(0.17)	(0.53)	2.04	25.18	11.36	21,502	1.40	1.57	1.52	29
10/1/12 to 9/30/13	22.40	0.35		1.09	1.44	(0.70)	—	(0.70)	0.74	23.14	6.48	15,306	1.40	1.66	1.51	18
10/1/11 to 9/30/12	17.78	0.33		4.77	5.10	(0.11)	(0.37)	(0.48)	4.62	22.40	29.21	8,695	1.40	2.37	1.61	31
10/1/10 to 9/30/11	19.84	0.50		(0.90)	(0.40)	(1.01)	(0.65)	(1.66)	(2.06)	17.78	(2.57)	5,275	1.40	3.16	2.48	41

Class C
10/1/14 to 9/30/15	$24.77	0.45		1.07	1.52	(0.49)	(0.09)	(0.58)	0.94	$25.71	6.07%	$8,421	2.15%	2.26%	1.68%	27%
10/1/13 to 9/30/14	22.78	0.22		2.13	2.35	(0.19)	(0.17)	(0.36)	1.99	24.77	10.51	5,850	2.15	2.32	0.92	29
10/1/12 to 9/30/13	22.14	0.18		1.08	1.26	(0.62)	—	(0.62)	0.64	22.78	5.70	3,545	2.15	2.41	0.80	18
10/1/11 to 9/30/12	17.65	0.17		4.72	4.89	(0.03)	(0.37)	(0.40)	4.49	22.14	28.18	1,356	2.15	3.11	0.83	31
10/1/10 to 9/30/11	19.67	0.35		(0.88)	(0.53)	(0.84)	(0.65)	(1.49)	(2.02)	17.65	(3.25)	486	2.15	3.91	1.73	41

Class I
10/1/14 to 9/30/15	$25.33	0.73		1.10	1.83	(0.70)	(0.09)	(0.79)	1.04	$26.37	7.11%	$32,659	1.15%	1.25%	2.69%	27%
10/1/13 to 9/30/14	23.28	0.41		2.22	2.63	(0.41)	(0.17)	(0.58)	2.05	25.33	11.60	26,985	1.15	1.32	1.65	29
10/1/12 to 9/30/13	22.51	0.42		1.09	1.51	(0.74)	—	(0.74)	0.77	23.28	6.78	25,332	1.15	1.41	1.78	18
10/1/11 to 9/30/12	17.85	0.45		4.71	5.16	(0.13)	(0.37)	(0.50)	4.66	22.51	29.50	12,063	1.15	1.93	2.04	31
10/1/10 to 9/30/11	19.91	0.63		(0.97)	(0.34)	(1.07)	(0.65)	(1.72)	(2.06)	17.85	(2.26)	609	1.15	2.92	3.07	41
Greater European
Opportunities Fund
Class A
10/1/14 to 9/30/15	$15.32	0.16		0.01	0.17	(0.10)	(0.19)	(0.29)	(0.12)	$15.20	1.19%	$13,306	1.45%	1.89%	1.02%	35%
10/1/13 to 9/30/14	15.87	0.09		(0.22)	(0.13)	(0.06)	(0.36)	(0.42)	(0.55)	15.32	(0.88)	12,703	1.45	1.91	0.54	65
10/1/12 to 9/30/13	14.20	0.13		2.09	2.22	(0.12)	(0.43)	(0.55)	1.67	15.87	15.92	13,433	1.45	2.22	0.86	75
10/1/11 to 9/30/12	11.80	0.16		2.87	3.03	(0.15)	(0.48)	(0.63)	2.40	14.20	26.75	6,513	1.45	2.82	1.26	49
10/1/10 to 9/30/11	13.56	0.17		(0.36)	(0.19)	(0.29)	(1.28)	(1.57)	(1.76)	11.80	(2.09)	4,571	1.45	3.03	1.26	46

Class C
10/1/14 to 9/30/15	$15.08	0.05		0.01	0.06	— (5)	(0.19)	(0.19)	(0.13)	$14.95	0.43%	$1,564	2.20%	2.64%	0.34%	35%
10/1/13 to 9/30/14	15.71	(0.02)		(0.23)	(0.25)	(0.02)	(0.36)	(0.38)	(0.63)	15.08	(1.62)	1,130	2.20	2.67	(0.12)	65
10/1/12 to 9/30/13	14.10	0.03		2.07	2.10	(0.06)	(0.43)	(0.49)	1.61	15.71	15.11	607	2.20	2.92	0.21	75
10/1/11 to 9/30/12	11.69	0.07		2.85	2.92	(0.03)	(0.48)	(0.51)	2.41	14.10	25.73	187	2.20	3.57	0.52	49
10/1/10 to 9/30/11	13.45	0.07		(0.36)	(0.29)	(0.19)	(1.28)	(1.47)	(1.76)	11.69	(2.77)	144	2.20	3.78	0.53	46

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(7)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(7)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Greater European
Opportunities Fund (Continued)
Class I
10/1/14 to 9/30/15	$15.38	0.24	(0.02)	0.22	(0.15)	(0.19)	(0.34)	(0.12)	$15.26	1.47%	$5,751	1.20%	1.63%	1.55%	35%
10/1/13 to 9/30/14	15.92	0.14	(0.24)	(0.10)	(0.08)	(0.36)	(0.44)	(0.54)	15.38	(0.64)	2,751	1.20	1.68	0.89	65
10/1/12 to 9/30/13	14.23	0.06	2.20	2.26	(0.14)	(0.43)	(0.57)	1.69	15.92	16.19	1,918	1.20	1.96	0.39	75
10/1/11 to 9/30/12	11.83	0.17	2.90	3.07	(0.19)	(0.48)	(0.67)	2.40	14.23	26.99	155	1.20	2.57	1.32	49
10/1/10 to 9/30/11	13.60	0.17	(0.34)	(0.17)	(0.32)	(1.28)	(1.60)	(1.77)	11.83	(1.84)	206	1.20	2.78	1.33	46
International Equity Fund
Class A
10/1/14 to 9/30/15	$10.90	0.03	(1.05)	(1.02)	(0.08)	—	(0.08)	(1.10)	$9.80	(9.43)%	$1,923	1.50%	2.27%	0.25%	94%
10/1/13 to 9/30/14	10.50	0.13	0.64	0.77	(0.24)	(0.13)	(0.37)	0.40	10.90	7.42	3,915	1.50	2.42	1.18	115
10/1/12 to 9/30/13	10.87	0.16	1.19	1.35	(0.25)	(1.47)	(1.72)	(0.37)	10.50	13.38	170	1.50	1.95	1.41	277
10/1/11 to 9/30/12	9.79	0.21	1.36	1.57	(0.30)	(0.19)	(0.49)	1.08	10.87	16.58	193	1.50	1.80	2.02	25
10/1/10 to 9/30/11	10.17	0.29	(0.57)	(0.28)	(0.10)	—	(0.10)	(0.38)	9.79	(2.85)	952	1.50	2.11	2.73	65

Class C
10/1/14 to 9/30/15	$10.68	(0.02)	(1.05)	(1.07)	(0.01)	—	(0.01)	(1.08)	$9.60	(10.01)%	$1,689	2.25%	3.06%	(0.17)%	94%
10/1/13 to 9/30/14	10.37	0.04	0.62	0.66	(0.22)	(0.13)	(0.35)	0.31	10.68	6.56	804	2.25	3.13	0.38	115
10/1/12 to 9/30/13	10.77	0.08	1.20	1.28	(0.21)	(1.47)	(1.68)	(0.40)	10.37	12.53	124	2.25	2.73	0.70	277
10/1/11 to 9/30/12	9.76	0.20	1.25	1.45	(0.25)	(0.19)	(0.44)	1.01	10.77	15.37	115	2.25	2.51	1.94	25
10/1/10 to 9/30/11	10.16	0.18	(0.53)	(0.35)	(0.05)	—	(0.05)	(0.40)	9.76	(3.58)	98	2.25	3.15	1.70	65

Class I
10/1/14 to 9/30/15	$10.87	0.07	(1.06)	(0.99)	(0.10)	—	(0.10)	(1.09)	$9.78	(9.14)%	$4,324	1.25%	2.02%	0.61%	94%
10/1/13 to 9/30/14	10.45	0.14	0.65	0.79	(0.24)	(0.13)	(0.37)	0.42	10.87	7.67	6,435	1.25	2.19	1.24	115
10/1/12 to 9/30/13	10.82	0.22	1.16	1.38	(0.28)	(1.47)	(1.75)	(0.37)	10.45	13.68	2,185	1.25	1.54	1.97	277
10/1/11 to 9/30/12	9.80	0.30	1.26	1.56	(0.35)	(0.19)	(0.54)	1.02	10.82	16.47	26,398	1.25	1.50	2.94	25
10/1/10 to 9/30/11	10.18	0.34	(0.60)	(0.26)	(0.12)	—	(0.12)	(0.38)	9.80	(2.62)	17,689	1.25	1.88	3.16	65
International Real
Estate Securities Fund
Class A
10/1/14 to 9/30/15	$7.03	0.28	(0.21)	0.07	(0.47)	—	(0.47)	(0.40)	$6.63	0.94%	$12,415	1.50%	1.78%	4.09%	27%
10/1/13 to 9/30/14	6.61	0.16	0.39	0.55	(0.13)	—	(0.13)	0.42	7.03	8.61	11,257	1.50	1.73	2.38	32
10/1/12 to 9/30/13	6.50	0.15	0.45	0.60	(0.49)	—	(0.49)	0.11	6.61	9.39	10,234	1.50	1.75	2.23	22
10/1/11 to 9/30/12	5.23	0.16	1.24	1.40	(0.13)	—	(0.13)	1.27	6.50	27.35	3,916	1.50	1.85	2.69	41
10/1/10 to 9/30/11	6.30	0.31	(0.69)	(0.38)	(0.69)	—	(0.69)	(1.07)	5.23	(7.15)	3,243	1.50	1.77	5.03	41

Class C
10/1/14 to 9/30/15	$6.97	0.23	(0.20)	0.03	(0.41)	—	(0.41)	(0.38)	$6.59	0.29%	$2,226	2.25%	2.52%	3.36%	27%
10/1/13 to 9/30/14	6.56	0.12	0.38	0.50	(0.09)	—	(0.09)	0.41	6.97	7.75	2,553	2.25	2.48	1.68	32
10/1/12 to 9/30/13	6.48	0.09	0.46	0.55	(0.47)	—	(0.47)	0.08	6.56	8.55	1,911	2.25	2.49	1.35	22
10/1/11 to 9/30/12	5.20	0.12	1.24	1.36	(0.08)	—	(0.08)	1.28	6.48	26.36	1,531	2.25	2.60	2.04	41
10/1/10 to 9/30/11	6.26	0.24	(0.67)	(0.43)	(0.63)	—	(0.63)	(1.06)	5.20	(7.90)	962	2.25	2.52	3.91	41

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(7)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(7)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
International Real
Estate Securities Fund (Continued)
Class I
10/1/14 to 9/30/15	$7.03	0.30	(0.20)	0.10	(0.49)	—	(0.49)	(0.39)	$6.64	1.31%		$24,999	1.25%		1.52%		4.36%		27%
10/1/13 to 9/30/14	6.61	0.18	0.39	0.57	(0.15)	—	(0.15)	0.42	7.03	8.87		28,738	1.25		1.48		2.64		32
10/1/12 to 9/30/13	6.49	0.15	0.47	0.62	(0.50)	—	(0.50)	0.12	6.61	9.66		29,999	1.25		1.49		2.35		22
10/1/11 to 9/30/12	5.23	0.17	1.25	1.42	(0.16)	—	(0.16)	1.26	6.49	27.74		28,095	1.25		1.59		2.92		41
10/1/10 to 9/30/11	6.31	0.35	(0.72)	(0.37)	(0.71)	—	(0.71)	(1.08)	5.23	(7.04)		24,420	1.25		1.52		5.65		41
International
Small-Cap Fund
Class A
10/1/14 to 9/30/15	$13.70	0.17	(1.83)	(1.66)	(0.23)	(0.96)	(1.19)	(2.85)	$10.85	(12.58)%		$1,916	1.60%		1.74%		1.41%		64%
10/1/13 to 9/30/14	13.20	0.47	0.41	0.88	(0.25)	(0.13)	(0.38)	0.50	13.70	6.65		2,477	1.60		1.73		3.31		44
10/1/12 to 9/30/13	10.09	0.30	2.91	3.21	(0.09)	(0.01)	(0.10)	3.11	13.20	31.97		403	1.60		2.51		2.52		26
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	0.09	10.09	0.90	(4)	101	1.60	(3)	16.64	(3)	3.65	(3)	0	(4)

Class C
10/1/14 to 9/30/15	$13.63	0.08	(1.82)	(1.74)	(0.21)	(0.96)	(1.17)	(2.91)	$10.72	(13.28)%		$1,464	2.35%		2.49%		0.65%		64%
10/1/13 to 9/30/14	13.16	0.24	0.54	0.78	(0.18)	(0.13)	(0.31)	0.47	13.63	5.89		1,194	2.35		2.49		1.73		44
10/1/12 to 9/30/13	10.09	0.19	2.93	3.12	(0.04)	(0.01)	(0.05)	3.07	13.16	30.92		374	2.35		3.34		1.62		26
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	0.09	10.09	0.90	(4)	107	2.35	(3)	17.43	(3)	2.86	(3)	0	(4)

Class I
10/1/14 to 9/30/15	$13.74	0.21	(1.85)	(1.64)	(0.25)	(0.96)	(1.21)	(2.85)	$10.89	(12.43)%		$40,512	1.35%		1.49%		1.70%		64%
10/1/13 to 9/30/14	13.21	0.36	0.57	0.93	(0.27)	(0.13)	(0.40)	0.53	13.74	7.04		46,599	1.35		1.49		2.57		44
10/1/12 to 9/30/13	10.10	0.34	2.89	3.23	(0.11)	(0.01)	(0.12)	3.11	13.21	32.13		18,123	1.35		2.23		2.82		26
9/5/12(6) to 9/30/12	10.00	0.03	0.07	0.10	—	—	—	0.10	10.10	1.00	(4)	2,834	1.35	(3)	16.39	(3)	3.89	(3)	0	(4)

Class R6
11/12/14(6) to 9/30/15	$13.43	0.22	(1.55)	(1.33)	(0.25)	(0.96)	(1.21)	(2.54)	$10.89	(10.41	)%(4)	$90	1.27	%(3)	1.41	%(3)	2.02	%(3)	64	%(4)
International Wealth
Masters Fund
Class A
11/17/14(6) to 9/30/15	$10.00	0.08	(0.56)	(0.48)	—	—	—	(0.48)	$9.52	(4.80	)%(4)	$126	1.55	%(3)	3.84	%(3)	0.91	%(3)	32	%(4)

Class C
11/17/14(6) to 9/30/15	$10.00	0.01	(0.55)	(0.54)	—	—	—	(0.54)	$9.46	(5.40	)%(4)	$114	2.30	%(3)	4.59	%(3)	0.14	%(3)	32	%(4)

Class I
11/17/14(6) to 9/30/15	$10.00	0.11	(0.57)	(0.46)	—	—	—	(0.46)	$9.54	(4.60	)%(4)	$4,602	1.30	%(3)	3.56	%(3)	1.19	%(3)	32	%(4)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005.
(6)	Inception date.
(7)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

Note	1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of the date of this report, 32 funds of the Trust are offered for sale, of which 11 (each a “Fund”) are reported in this annual report.

Each Fund has a distinct investment objective and ten Funds are diversified. The Emerging Markets Debt Fund is non-diversified.

The Funds’ investment objectives are outlined in each Fund’s summary page.

All of the Funds offer Class A shares, Class C shares, and Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions. The International Small-Cap Fund also offers Class R6 shares. For information regarding Qualifying Transactions, refer to each Fund’s prospectus.

Class A shares of the Emerging Markets Debt Fund are sold with a front-end sales charge of up to 3.75%. Class A shares of the remaining Funds are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were generally sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC. Class R6 shares are only available to participants in employer-sponsored retirement plans, such as 401(k) plans, profit-sharing plans, defined benefit plans and other employer-directed plans. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each Class bears different distribution and/or service fees under a Board-approved Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) and has exclusive voting rights with respect to such plans. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Income and other expenses as well as realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each Class of shares.

Note	2. Significant Accounting Policies

The significant accounting policies consistently followed by the Trust in the preparation of its financial statements are summarized below and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time)

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as treasury futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each Domestic REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2015, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2012 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Loan Agreements

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At September 30, 2015, the Funds only hold assignment loans.

H.	Securities Lending

Certain Funds may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of the agreement, a Fund doing so is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by a Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At September 30, 2015, the International Equity Fund and International Wealth Masters Fund had securities on loan with market values of $443 and $89 and cash collateral of $452 and $94, respectively ($ reported in thousands).

Note	3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.

Forward Currency Contracts: A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss in the Statements of Operations. When the contract is closed or offset with the same counterparty, on settlement date, the Funds record a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as net realized gain (loss) from foreign currency transactions.

Funds enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds also, from time to time, hedge the currency exposure of foreign denominated securities, held in the portfolio, back to U.S. dollars during perceived times of U.S. dollar strength. This is done in order to protect the U.S. dollar value of the portfolio. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

The International Equity Fund invested in derivative instruments during the reporting period in the form of forward currency contracts. The primary type of risk associated with forward currency contracts is the risk associated with the conversion of foreign currency to U.S. dollars. The Fund may invest in forward currency contracts in an attempt to manage such risk and protect the U.S. dollar value of the portfolio.

These forward currency contracts were executed under the ISDA 2002 Master Agreement without any Schedule thereto and without the requirement of posting any collateral to the counterparty.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

For the period ended September 30, 2015, the International Equity Fund did not have any realized gain (loss) on foreign currency exchange contracts recognized in the Statement of Operations.

The Emerging Markets Small-Cap Fund invested in warrants during the reporting period. The primary type of risk associated with warrants is equity risk. As of September 30, 2015, the Emerging Markets Small-Cap Fund has an amount of $16 included in “unrealized appreciation (depreciation) on investments” in the Statements of Assets and Liabilities and Statements of Operations. As of September 30, 2015, the Emerging Markets Small-Cap Fund holds three warrants as disclosed in the Schedule of Investments with a value of $163. The amount of warrants outstanding at September 30, 2015, is indicative of the amount of warrants held during the year.

Emerging Markets Small-Cap Fund – Equity risk

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Warrants	Investment in securities, at value	$163	—	$—

The effect of warrants on the Statement of Operations for the year ended September 30, 2015, was as follows:

	Location of Gain (Loss) on Warrants Recognized in Income	Realized Gain (Loss) on Warrants Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Warrants	Net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments	$34	$(34)

Note	4. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Trust. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

	First $1 Billion	$1+ Billion
Emerging Markets Debt Fund	0.75%	0.70%
Emerging Markets Equity Income Fund	1.05	1.00
Emerging Markets Small-Cap Fund	1.20	1.15
Greater European Opportunities Fund	0.85	0.80
International Small-Cap Fund	1.00	0.95
International Wealth Masters Fund	0.90	0.85

	First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
Global Infrastructure Fund	0.65%	0.60%	0.55%
Global Opportunities Fund	0.85	0.80	0.75
Global Real Estate Securities Fund	0.85	0.80	0.75
International Real Estate Securities Fund	1.00	0.95	0.90

	First $2 Billion	$2+ Billion through $4 Billion	$4+ Billion
International Equity Fund	0.85%	0.80%	0.75%

During the period covered by these financial statements, the Emerging Markets Debt Fund invested a portion of its assets in Virtus Credit Opportunities Fund, an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser has voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the Fund on the assets invested in the Credit Opportunities Fund. For the period covered by these financial statements, the waiver amounted to $—*. This waiver is in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and is included in the Statement of Operations in “expenses reimbursed and/or waived by the investment adviser”.

*	Amount is less than $500.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

B.	Subadvisers

The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. The subadvisers and the Funds they serve are as follows:

Fund	Subadviser	Fund	Subadviser
Emerging Markets Debt Fund	NF(1)	Greater European Opportunities Fund	Vontobel(5)
Emerging Markets Equity Income fund	KBI(2)	International Equity Fund	Euclid(6)
Emerging Markets Small-Cap Fund	KAR(3)	International Real Estate Securities Fund	DPIM(4)
Global Infrastructure Fund	DPIM(4)	International Small-Cap Fund	KAR(3)
Global Opportunities Fund	Vontobel(5)	International Wealth Masters Fund	Horizon(7)
Global Real Estate Securities Fund	DPIM(4)

(1)	Newfleet Asset Management, LLC, an indirect wholly owned subsidiary of Virtus.
(2)	Kleinwort Benson Investors International, Ltd.
(3)	Kayne Anderson Rudnick Investment Management, LLC, an indirect wholly owned subsidiary of Virtus.
(4)	Duff & Phelps Investment Management Co., an indirect, wholly owned subsidiary of Virtus.
(5)	Vontobel Asset Management, Inc.
(6)	Euclid Advisors LLC, an indirect wholly owned subsidiary of Virtus.
(7)	Horizon Asset Management, LLC

C.	Expense Limits and Fee Waivers

Effective September 1, 2015, the Adviser has contractually agreed to limit the following Fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses), so that such expenses do not exceed the following percentages of the Fund’s average daily net asset values as listed below.

	Class A	Class B	Class C	Class I	Class R6	Through Date
Emerging Markets Debt Fund†	1.35%	—%	2.10%	1.10%	—%	1/31/17
Emerging Markets Equity Income Fund†	1.75	—	2.50	1.50	—	1/31/17
Emerging Markets Small-Cap Fund†	1.85	—	2.60	1.60	—	1/31/17
Global Opportunities Fund†	1.55	2.30	2.30	1.30	—	1/31/17
Global Real Estate Securities Fund†	1.40	—	2.15	1.15	—	1/31/17
Greater European Opportunities Fund†	1.45	—	2.20	1.20	—	1/31/17
International Equity Fund†	1.50	—	2.25	1.25	—	1/31/17
International Real Estate Securities Fund†	1.50	—	2.25	1.25	—	1/31/17
International Small-Cap Fund†	1.60	—	2.35	1.35	1.26	1/31/17
International Wealth Masters Fund	1.55	—	2.30	1.30	—	1/31/16

†	For the period of October 1, 2014, through August 31, 2015, the waiver was voluntary.

D.	Expense Recapture

For certain Funds, the Adviser may recapture operating expenses waived or reimbursed under these arrangements, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured as follows:

	Fiscal Year Ended
	2016	2017	2018	Total
Emerging Markets Debt Fund	$64	$40	$39	$143
Emerging Markets Equity Income Fund	95	13	6	114
Emerging Markets Small-Cap Fund	—	80	79	159
Global Real Estate Securities Fund	90	79	79	248
Greater European Opportunities Fund	87	80	85	252
International Equity Fund	67	74	72	213
International Real Estate Securities Fund	95	100	114	309
International Small-Cap Fund	85	60	67	212
International Wealth Masters Fund	—	—	101	101

E.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year (the “period”) ended September 30, 2015, it retained net commissions of $52 for Class A shares and deferred sales charges of $36, $—*, and $19 for Class A shares, Class B shares, and Class C shares, respectively.

* Amount is less than $500.

In addition, each Fund pays VP Distributors distribution and/or service fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25%; Class B shares 1.00%; Class C shares 1.00%; Class I shares and Class R6 shares are not subject to a 12b-1 Plan.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

F.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.

For the period ended September 30, 2015, the Funds incurred administration fees totaling $588 which are included in the Statements of Operations.

For the period ended September 30, 2015, the Funds incurred transfer agent fees totaling $653 which are included in the Statements of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

G.	Affiliated Shareholders

At September 30, 2015, Virtus and its affiliates held shares of certain Funds, which may be redeemed at any time, that aggregated the following:

	Shares	Aggregate Net Asset Value
Emerging Markets Debt Fund
Class A	11,524	$98
Class C	11,268	96
Class I	2,879,843	24,594
Emerging Markets Equity Income Fund
Class A	10,707	89
Class C	10,511	87
Class I	247,977	2,061
Emerging Markets Small-Cap Fund
Class A	10,384	82
Class C	10,323	81
Class I	291,131	2,294
Global Infrastructure Fund
Class I	1,199,102	16,344
Global Real Estate Securities Fund
Class I	286,002	7,542
International Equity Fund
Class A	9,872	97
Class C	9,922	95
Class I	79,565	778
International Real Estate Securities Fund
Class A	311,738	2,067
Class I	1,160,713	7,707
International Small-Cap Fund
Class R6	8,227	90
International Wealth Masters Fund
Class A	10,000	95
Class C	10,000	95
Class I	480,000	4,579

H.	Investments in Affiliates

A summary of the Emerging Markets Debt Fund’s total long-term and short-term purchases and sales of affiliated underlying funds during the period ended September 30, 2015, is as follows:

	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Distributions of Realized Gains
Virtus Credit Opportunities Fund	$—	$148	$—	$144	$1	$—

The Emerging Markets Debt Fund does not invest in the underlying fund for the purpose of exercising management or control; however, investments made by the Fund within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At September 30, 2015, the Fund was the owner of record of approximately 0.15% of Virtus Credit Opportunities Fund.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Note	5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, forward currency contracts, futures and short-term securities) during the period ended September 30, 2015, were as follows:

	Purchases	Sales
Emerging Markets Debt Fund	$13,240	$16,166
Emerging Markets Equity Income Fund	48,439	70,660
Emerging Markets Small-Cap Fund	3,250	1,517
Global Infrastructure Fund	77,818	46,140
Global Opportunities Fund	70,399	53,800
Global Real Estate Securities Fund	42,675	19,550
Greater European Opportunities Fund	9,883	6,626
International Equity Fund	8,133	10,021
International Real Estate Securities Fund	11,417	11,313
International Small-Cap Fund	34,099	29,568
International Wealth Masters Fund	6,613	1,507

There were no purchases or sales of long-term U.S. Government and agency securities for the Funds during the period ended September 30, 2015.

Note	6. Capital Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Emerging Markets Debt Fund				Emerging Markets Equity Income Fund
	Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2015		Year Ended September 30, 2014
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	24	$221	103	$997	29	$291	64	$683
Reinvestment of distributions	4	34	10	94	3	27	2	18
Shares repurchased	(45)	(414)	(350)	(3,390)	(59)	(589)	(29)	(311)

Net Increase / (Decrease)	(17)	$(159)	(237)	$(2,299)	(27)	$(271)	37	$390

Class C
Sale of shares	44	$408	48	$471	26	$248	40	$408
Reinvestment of distributions	3	26	2	19	1	15	1	6
Shares repurchased	(62)	(571)	(8)	(80)	(26)	(253)	(4)	(41)

Net Increase / (Decrease)	(15)	$(137)	42	$410	1	$10	37	$373

Class I
Sale of shares	144	$1,329	505	$4,980	1,722	$16,430	9,101	$93,703
Reinvestment of distributions	143	1,307	143	1,378	34	343	11	116
Shares repurchased	(574)	(5,295)	(17)	(168)	(4,333)	(41,211)	(2,286)	(23,047)

Net Increase / (Decrease)	(287)	$(2,659)	631	$6,190	(2,577)	$(24,438)	6,826	$70,772

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

	Emerging Markets Small-Cap Fund						Global Infrastructure Fund
	Year Ended September 30, 2015		From Inception December 17, 2013 to September 30, 2014				Year Ended September 30, 2015		Year Ended September 30, 2014
	SHARES	AMOUNT	SHARES		AMOUNT		SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	25	$240	22		$226		2,224	$33,956	1,305	$19,911
Reinvestment of distributions	1	8	—	(1)	—	(2)	153	2,277	150	2,293
Shares repurchased	(5)	(38)	(1)		(11)		(1,863)	(27,573)	(1,338)	(20,296)

Net Increase / (Decrease)	21	$210	21		$215		514	$8,660	117	$1,908

Class C
Sale of shares	— (1)	$4	16		$155		2,414	$36,729	590	$9,117
Reinvestment of distributions	1	4	—	(1)	—	(2)	62	917	40	620
Shares repurchased	—	—	—		—		(1,168)	(17,261)	(206)	(3,138)

Net Increase / (Decrease)	1	$8	16		$155		1,308	$20,385	424	$6,599

Class I
Sale of shares	274	$2,666	336		$3,387		1,858	$28,316	1,142	$17,698
Reinvestment of distributions	17	161	1		7		135	2,016	164	2,501
Shares repurchased	(136)	(1,257)	—		—		(1,897)	(28,258)	(2,750)	(41,980)

Net Increase / (Decrease)	155	$1,570	337		$3,394		96	$2,074	(1,444)	$(21,781)

	Global Opportunities Fund				Global Real Estate Securities Fund
	Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2015		Year Ended September 30, 2014
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	2,304	$28,851	572	$6,675	1,115	$30,347	500	$12,687
Reinvestment of distributions	34	423	40	467	25	689	15	333
Shares repurchased	(1,625)	(20,664)	(1,282)	(15,224)	(608)	(16,436)	(323)	(8,052)

Net Increase / (Decrease)	713	$8,610	(670)	$(8,082)	532	$14,600	192	$4,968

Class B
Sale of shares	—	$—	5	$52	—	$—	—	$—
Reinvestment of distributions	— (1)	1	—	—	—	—	—	—
Shares repurchased	(17)	(192)	(25)	(265)	—	—	—	—

Net Increase / (Decrease)	(17)	$(191)	(20)	$(213)	—	$—	—	$—

Class C
Sale of shares	1,293	$14,518	87	$904	188	$5,085	115	$2,906
Reinvestment of distributions	1	6	— (1)	2	5	134	2	52
Shares repurchased	(280)	(3,149)	(67)	(693)	(102)	(2,710)	(37)	(885)

Net Increase / (Decrease)	1,014	$11,375	20	$213	91	$2,509	80	$2,073

Class I
Sale of shares	650	$8,210	171	$2,037	734	$20,228	467	$11,814
Reinvestment of distributions	3	43	22	252	33	912	27	609
Shares repurchased	(361)	(4,581)	(60)	(695)	(594)	(16,107)	(517)	(12,655)

Net Increase / (Decrease)	292	$3,672	133	$1,594	173	$5,033	(23)	$(232)

(1)	Amount is less than 500.
(2)	Amount is less than $500.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

	Greater European Opportunities Fund				International Equity Fund
	Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2015		Year Ended September 30, 2014
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	420	$6,463	701	$11,317	287	$3,013	416	$4,580
Reinvestment of distributions	16	236	24	374	3	30	9	94
Shares repurchased	(390)	(5,967)	(743)	(11,774)	(453)	(4,695)	(82)	(904)

Net Increase / (Decrease)	46	$732	(18)	$(83)	(163)	$(1,652)	343	$3,770

Class C
Sale of shares	64	$995	59	$935	122	$1,322	67	$724
Reinvestment of distributions	1	13	2	25	— (1)	1	1	9
Shares repurchased	(35)	(536)	(25)	(384)	(21)	(227)	(4)	(47)

Net Increase / (Decrease)	30	$472	36	$576	101	$1,096	64	$686

Class I
Sale of shares	415	$6,216	141	$2,287	178	$1,967	456	$5,025
Reinvestment of distributions	3	46	2	36	5	53	8	83
Shares repurchased	(220)	(3,420)	(85)	(1,364)	(333)	(3,549)	(81)	(898)

Net Increase / (Decrease)	198	$2,842	58	$959	(150)	$(1,529)	383	$4,210

	International Real Estate Securities Fund				International Small-Cap Fund
	Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2015		Year Ended September 30, 2014
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	522	$3,606	601	$4,140	105	$1,306	307	$4,315
Reinvestment of distributions	116	773	29	186	14	161	4	52
Shares repurchased	(367)	(2,507)	(577)	(3,899)	(123)	(1,574)	(161)	(2,308)

Net Increase / (Decrease)	271	$1,872	53	$427	(4)	$(107)	150	$2,059

Class C
Sale of shares	140	$982	140	$986	71	$884	70	$958
Reinvestment of distributions	17	114	4	25	9	100	2	23
Shares repurchased	(185)	(1,278)	(69)	(486)	(31)	(372)	(13)	(179)

Net Increase / (Decrease)	(28)	$(182)	75	$525	49	$612	59	$802

Class I
Sale of shares	1,960	$13,578	1,686	$11,674	2,141	$26,540	2,604	$35,793
Reinvestment of distributions	270	1,808	107	677	317	3,641	71	976
Shares repurchased	(2,548)	(17,494)	(2,245)	(15,445)	(2,129)	(25,756)	(653)	(9,360)

Net Increase / (Decrease)	(318)	$(2,108)	(452)	$(3,094)	329	$4,425	2,022	$27,409

Class R6(3)
Sale of shares	—	$—	—	$—	7	$100	—	$—
Reinvestment of distributions	—	—	—	—	1	9	—	—
Shares repurchased	—	—	—	—	— (1)	— (2)	—	—

Net Increase / (Decrease)	—	$—	—	$—	8	$109	—	$—

(1)	Amount is less than 500.
(2)	Amount is less than $500.
(3)	From Inception date November 12, 2014.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

	International Wealth Masters Fund
	From Inception November 17, 2014 to September 30, 2015
	SHARES	AMOUNT

Class A
Sale of shares	14	$142
Reinvestment of distributions	—	—
Shares repurchased	(1)	(7)

Net Increase / (Decrease)	13	$135

Class C
Sale of shares	15	$149
Reinvestment of distributions	—	—
Shares repurchased	(3)	(25)

Net Increase / (Decrease)	12	$124

Class I
Sale of shares	482	$4,826
Reinvestment of distributions	—	—
Shares repurchased	— (1)	(1)

Net Increase / (Decrease)	482	$4,825

(1)	Amount is less than 500.

Note	7. 10% Shareholders

As of September 30, 2015, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
Emerging Markets Debt Fund	92%	1
Emerging Markets Equity Income Fund	11	1
Emerging Markets Small-Cap Fund	84	2	*
Global Infrastructure Fund#	22	2	*
Global Opportunities Fund	20	1
Global Real Estate Securities Fund#	31	1
Greater European Opportunities Fund	53	3
International Equity Fund	27	1
International Real Estate Securities Fund#	50	3	*
International Small-Cap Fund	78	1

*	Includes affiliated shareholder accounts.
#	The Fund is owned by Virtus Alternatives Diversifier Fund. Virtus Alternatives Diversifier Fund does not invest in the underlying Funds for the purpose of exercising management or control; however, investments made may represent a significant portion of an underlying Fund’s net assets. At September 30, 2015, Virtus Alternatives Diversifier Fund was the owner of record of approximately 19% of the International Real Estate Securities Fund, 10% of the Global Infrastructure Fund, and 10% of the Global Real Estate Securities Fund.

Note	8. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

At September 30, 2015, the following Funds held securities issued by various companies in specific sectors as detailed below:

Fund	Sector	Percentage of Total Investments
Emerging Markets Debt Fund	Financials	28%
Emerging Markets Equity Income Fund	Financials	31%
Global Infrastructure Fund	Utilities	37%
Global Opportunities Fund	Consumer Staples	31%
Global Real Estate Fund	Financials	38%
Greater European Opportunities Fund	Consumer Staples	38%
International Real Estate Securities Fund	Financials	31%
International Real Estate Securities Fund	Retail REITs	30%
International Wealth Masters Fund	Consumer Discretionary	30%

Note	9. Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Each Trustee has entered into an indemnification agreement with the Trust. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note	10. Federal Income Tax Information

($ reported in thousands)

At September 30, 2015, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Emerging Markets Debt Fund	$28,961	$305	$(3,214)	$(2,909)
Emerging Markets Equity Income Fund	51,206	1,646	(9,223)	(7,577)
Emerging Markets Small-Cap Fund	5,499	87	(1,333)	(1,246)
Global Infrastructure Fund	155,036	11,984	(13,502)	(1,518)
Global Opportunities Fund	115,772	29,721	(2,451)	27,270
Global Real Estate Securities Fund	71,946	8,581	(3,124)	5,457
Greater European Opportunities Fund	18,417	2,696	(456)	2,240
International Equity Fund	8,657	502	(473)	29
International Real Estate Securities Fund	35,818	4,952	(1,156)	3,796
International Small-Cap Fund	52,645	1,545	(10,588)	(9,043)
International Wealth Masters Fund	5,284	280	(663)	(383)

Certain Funds have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

	2018	2019	No Expiration (Short-Term)	No Expiration (Long-Term)	Total
Emerging Markets Debt Fund	$—	$—	$88	$450	$538
Emerging Markets Equity Income Fund	—	—	230	13	243
Global Opportunities Fund	422	—	—	—	422
Greater European Opportunities Fund	—	—	5	—	5
International Equity Fund	—	—	223	—	223
International Real Estate Securities Fund	3,884	884	1,776	1,152	7,696

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the period ended September 30, 2015, the following Funds utilized losses deferred in prior years against current year capital gains:

Global Opportunities Fund	$1,705
International Real Estate Securities Fund	306

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Capital losses realized after October 31, and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended September 30, 2015, the Funds deferred and recognized losses as follows:

	Late Year Ordinary Losses Deferred	Capital Loss Deferred	Capital Loss Recognized
Emerging Markets Debt Fund	$—	$1,395	$385
Emerging Markets Equity Income Fund	—	5,981	—
Emerging Markets Small-Cap Fund	—	52	—
Global Opportunities Fund	—	1,262	—
Greater European Opportunities Fund	—	129	—
International Equity Fund	8	676	120
International Real Estate Securities Fund	—	88	1,119

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Emerging Markets Equity Income Fund	$869	$—
Emerging Markets Small-Cap Fund	77	—
Global Infrastructure Fund	152	7,490
Global Opportunities Fund	397	—
Global Real Estate Securities Fund	1,011	733
Greater European Opportunities Fund	171	—
International Real Estate Securities Fund	15	—
International Small-Cap Fund	906	477
International Wealth Masters Fund	142	—

The tax character of dividends and distributions paid during the years ended September 30, 2015 and 2014 was as follows:

	2015				2014
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Virtus Emerging Markets Debt Fund	$1,132	$—	$239	$1,371	$1,461	$—	$47	$1,508
Virtus Emerging Markets Equity Income Fund	2,175	—	—	2,175	612	—	—	612
Virtus Emerging Markets Small-Cap Fund	174	—	—	174	7	—	—	7
Virtus Global Infrastructure Fund	4,398	1,425	—	5,823	6,155	—	—	6,155
Virtus Global Opportunities Fund	698	—	—	698	828	—	—	828
Virtus Global Real Estate Securities Fund	1,605	164	—	1,769	759	249	—	1,008
Virtus Greater European Opportunities Fund	107	196	—	303	308	153	—	461
Virtus International Equity Fund	85	—	—	85	202	—	—	202
Virtus International Real Estate Securities Fund	2,732	—	—	2,732	911	—	—	911
Virtus International Small-Cap Fund	2,889	1,127	—	4,016	1,207	—	—	1,207
Virtus International Wealth Masters Fund	—	—	—	—	—	—	—	—
The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Certain funds have distributed more than its income and capital gains; therefore, a portion of the distribution is a taxable return of capital (“ROC”). The ROC amounts are reflected in the Statement of Changes and Financial Highlights.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

Note	11. Reclassifications of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2015, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest		Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Emerging Markets Debt Fund	$—		$(351)	$351
Emerging Markets Equity Income Fund	—	(1)	(83)	83
Emerging Markets Small-Cap Fund	—		(2)	2
Global Infrastructure Fund	—		(15)	15
Global Opportunities Fund	—		(41)	41
Global Real Estate Securities Fund	—	(1)	(19)	19
Greater European Opportunities Fund	—	(1)	(22)	22
International Equity Fund	—	(1)	(15)	15
International Real Estate Securities Fund	—	(1)	(33)	33
International Small-Cap Fund	—	(1)	(10)	10
International Wealth Masters	—	(1)	13	(13)

(1)	Amount is less than $500.

Note	12. Borrowings

($ reported in thousands)

On July 2, 2015, the Funds and other affiliated Funds entered into a $50,000 secured Line of Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Funds to borrow cash from the Bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth of each Fund’s total net assets in accordance with the Agreement. Interest is charged at the higher of the LIBOR (London Interbank Offered Rate) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

For the period July 2, 2015 through September 30, 2015, the Emerging Markets Equity Income Fund made borrowings. The average daily borrowings under the Agreement and the daily weighted average interest rate were $118 and 1.20%, respectively. No other Funds made borrowings during the period and no Fund had any outstanding borrowings as of September 30, 2015.

Note	13. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by a Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund’s Schedule of Investments, where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the applicable Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2015, the Funds did not hold any securities that were both illiquid and restricted.

Note	14. Regulatory Matters and Litigation

From time to time, the Funds’ investment adviser and/or its affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Funds’ investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

As part of an SEC non-public, confidential investigation of a matter entitled — In the Matter of F-Squared Investments Inc., the SEC staff informed the Funds’ investment adviser that it was inquiring into whether it had violated securities laws or regulations with respect to circumstances related to that matter. On November 16, 2015, without admitting or denying the SEC’s findings, the Funds’ investment adviser consented to the entry of an order providing that it cease and desist from committing or causing any violations and future violations of Sections 204, 206(2) and 206(4) of the Investment Advisers Act of 1940, as amended, and Rules 204-2, 206(4)-1, 206(4)-7 and 206(4)-8 thereunder, and Section 34(b) of the Investment Company Act of 1940, as amended; agreed to a censure; and paid $16.5 million, which included a civil money penalty of $2 million, disgorgement of $13.4 million and prejudgment interest of $1.1 million.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2015

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc. et al) alleging violation of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants knowingly disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. Virtus and its affiliates, including the Funds’ adviser, believe that the suit is without merit and intend to defend it vigorously. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. The Trust believes that the risk of loss to the Funds as a result of this suit is remote. The adviser does not believe that the suit will have any impact on its ability to provide services to the Funds.

On May 8, 2015, a putative class action complaint (Mark Youngers v. Virtus Investment Partners, Inc. et al) alleging violations of certain provisions of the federal securities laws was filed in the United States District Court for the Central District of California. The complaint, which was purportedly filed on behalf of purchasers of certain Virtus Funds previously subadvised by F-Squared between May 8, 2010 and December 22, 2014, inclusive (the “Class Period”), alleges claims against Virtus, certain Virtus officers and affiliates (including the Funds’ investment adviser, Euclid Advisors LLC and VP Distributors, LLC), the trustees and certain officers of the Trust, and certain other parties (the “defendants”). The complaint alleges that during the Class Period the defendants knowingly disseminated materially false and misleading statements and concealed or omitted material facts necessary to make the statements made not misleading. On October 1, 2015, the plaintiff filed a First Amended Class Action Complaint which, among other things, added a derivative claim for breach of fiduciary duty on behalf of the Trust. On October 19, 2015, the Court entered an order transferring the action to the Southern District of New York. Virtus and its affiliates, including the Funds’ adviser, believe the plaintiff’s claims asserted in the complaint are frivolous and intend to defend them vigorously. The Trust believes that the risk of loss to the Funds as a result of this suit is remote. The adviser does not believe that the suit will have any impact on its ability to provide services to the Funds.

Note	15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Virtus Opportunities Trust and

Shareholders of the Funds, as defined:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Emerging Markets Debt Fund, Virtus Emerging Markets Equity Income Fund, Virtus Emerging Markets Small-Cap Fund, Virtus Global Infrastructure Fund, Virtus Global Opportunities Fund, Virtus Global Real Estate Securities Fund, Virtus Greater European Opportunities Fund, Virtus International Equity Fund, Virtus International Real Estate Securities Fund, Virtus International Small-Cap Fund and Virtus International Wealth Masters Fund, (constituting funds within Virtus Opportunities Trust, hereafter referred to as the “Funds”) at September 30, 2015, the results of each of their operations for the year or period then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 20, 2015

VIRTUS OPPORTUNITIES TRUST

TAX INFORMATION NOTICE

SEPTEMBER 30, 2015

For the fiscal year ended September 30, 2015, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.

	QDI	DRD	LTCG
Emerging Markets Debt Fund	0%	0%	$—
Emerging Markets Equity Income Fund	91	0	—
Emerging Markets Small-Cap Fund	86	0	—
Global Infrastructure Fund	100	78	8,354
Global Opportunities Fund	100	100	—
Global Real Estate Securities Fund	42	0	769
Greater European Opportunities Fund	100	23	—
International Equity Fund	100	0	—
International Real Estate Securities Fund	100	0	—
International Small-Cap Fund	61	0	532
International Wealth Masters	65	0	—

For the period ended September 30, 2015, certain Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder ($ reported in thousands).

	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
Emerging Markets Equity Income Fund	$2,866	$360
Emerging Markets Small-Cap Fund	173	21
Greater European Opportunities Fund	484	33
International Equity Fund	188	21
International Real Estate Securities Fund	2,504	141
International Small-Cap Fund	1,670	164
International Wealth Masters Fund	120	10

FUND MANAGEMENT TABLES

Information pertaining to the trustees and officers of the Trust as of September 30, 2015, is set forth below. The statement of additional information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
McClellan, Hassell H. YOB: 1945 Elected: 2015 55 Portfolios	Retired. Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College; Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008); Trustee (since 2015), Virtus Mutual Fund Complex (46 portfolios); Trustee, John Hancock Fund Complex (since 2000), John Hancock Funds (collectively, 234 portfolios); and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company).
McLoughlin, Philip YOB: 1946 Elected: 2006 69 Portfolios	Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (46 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (7 portfolios); Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); and Managing Director (2008 to 2010), SeaCap Partners, LLC (investment management).
McNamara, Geraldine M. YOB: 1951 Elected: 2006 59 Funds	Retired. Trustee (since 2001), Virtus Mutual Fund Complex (46 portfolios); and Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios)
Oates, James M. YOB: 1946 Elected: 2006 56 Funds	Managing Director (since 1994), Wydown Group (consulting firm). Trustee (since 1987), Virtus Mutual Fund Complex (46 portfolios); Director (since 1996), Stifel Financial; Director (1998 to 2014), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (2002 to 2014), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee/Director (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).
Segerson, Richard E. YOB: 1948 Elected: 2006 46 Funds	Trustee (since 1983), Virtus Mutual Fund Complex (46 portfolios); and Managing Director (1998 to 2013), Northway Management Company.
Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2006 46 Funds	Trustee (since 2002), Virtus Mutual Fund Complex (46 portfolios).

Interested Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 67 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2006), Virtus Mutual Funds (46 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008-2013).	Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Bradley, W. Patrick YOB: 1972	Senior Vice President (since 2013); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President, since 2013; Vice President (2005-2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Closed-End Funds; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust.

Virtus Emerging Markets Debt Fund, Virtus Emerging Markets Small-Cap Fund,

Virtus Emerging Markets Equity Income Fund, Virtus Global Opportunities Fund,

Virtus Global Real Estate Securities Fund, Virtus Greater European Opportunities Fund,

Virtus International Equity Fund, Virtus International Real Estate Securities Fund and

Virtus International Small-Cap Fund each a series of Virtus Opportunities Trust

Supplement dated September 1, 2015 to the Summary Prospectuses dated January 28, 2015,

as supplemented, and the Virtus Opportunities Trust Statutory Prospectus,

dated January 28, 2015, as supplemented.

IMPORTANT NOTICE TO INVESTORS

Virtus Emerging Markets Debt Fund

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.75%	0.75%	0.75%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.52%	0.52%	0.52%
Total Annual Fund Operating Expenses	1.52%	2.27%	1.27%
Less: Expense Reimbursement(b)	(0.17%)	(0.17%)	(0.17%)
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.35%	2.10%	1.10%

(b)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.35% for Class A Shares, 2.10% for Class C Shares and 1.10% for Class I Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$507	$804	$1,141	$2,091
Class C	Sold	$313	$676	$1,183	$2,578
	Held	$213	$676	$1,183	$2,578
Class I	Sold or Held	$112	$368	$663	$1,503

Virtus Emerging Markets Small-Cap Fund

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.20%	1.20%	1.20%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	3.37%	3.37%	3.37%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(b)	4.84%	5.59%	4.59%
Less: Expense Reimbursement(c)	(2.99%)	(2.99%)	(2.99%)
Total Annual Fund Operating Expenses After Expense Reimbursement(b)(c)	1.85%	2.60%	1.60%

(b)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(c)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.85% for Class A Shares, 2.60% for Class C Shares and 1.60% for Class I Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$752	$1,421	$2,394	$4,843
Class C	Sold	$363	$1,117	$2,276	$5,113
	Held	$263	$1,117	$2,276	$5,113
Class I	Sold or Held	$163	$823	$1,812	$4,322

Virtus Global Real Estate Securities Fund

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.47%	0.47%	0.47%
Total Annual Fund Operating Expenses	1.57%	2.32%	1.32%
Less: Expense Reimbursement(b)	(0.17%)	(0.17%)	(0.17%)
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.40%	2.15%	1.15%

(b)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.40% for Class A Shares, 2.15% for Class C Shares and 1.15% for Class I Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$709	$1,010	$1,350	$2,307
Class C	Sold	$318	$691	$1,209	$2,629
	Held	$218	$691	$1,209	$2,629
Class I	Sold or Held	$117	$384	$690	$1,560

Virtus Greater European Opportunities Fund

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.81%	0.81%	0.81%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(b)	1.92%	2.67%	1.67%
Less: Expense Reimbursement(c)	(0.47%)	(0.47%)	(0.47%)
Total Annual Fund Operating Expenses After Expense Reimbursement(b)(c)	1.45%	2.20%	1.20%

(b)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(c)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.45% for Class A Shares, 2.20% for Class C Shares and 1.20% for Class I Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$714	$1,055	$1,468	$2,615
Class C	Sold	$323	$738	$1,329	$2,931
	Held	$223	$738	$1,329	$2,931
Class I	Sold or Held	$122	$432	$816	$1,895

Virtus International Equity Fund

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.32%	1.32%	1.32%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(b)	2.43%	3.18%	2.18%
Less: Expense Reimbursement(c)	(0.93%)	(0.93%)	(0.93%)
Total Annual Fund Operating Expenses After Expense Reimbursement(b)(c)	1.50%	2.25%	1.25%

(b)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(c)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.50% for Class A Shares, 2.25% for Class C Shares and 1.25% for Class I Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$719	$1,116	$1,633	$3,044
Class C	Sold	$328	$801	$1,497	$3,352
	Held	$228	$801	$1,497	$3,352
Class I	Sold or Held	$127	$497	$994	$2,362

Virtus International Real Estate Securities Fund

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.48%	0.48%	0.48%
Total Annual Fund Operating Expenses	1.73%	2.48%	1.48%
Less: Expense Reimbursement(b)	(0.23%)	(0.23%)	(0.23%)
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	1.50%	2.25%	1.25%

(b)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.50% for Class A Shares, 2.25% for Class C Shares and 1.25% for Class I Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$719	$1,045	$1,418	$2,462
Class C	Sold	$328	$728	$1,278	$2,780
	Held	$228	$728	$1,278	$2,780
Class I	Sold or Held	$127	$422	$763	$1,728

Virtus International Small-Cap Fund

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.48%	0.48%	0.48%	0.39	%(b)
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(c)	1.75%	2.50%	1.50%	1.41%
Less: Expense Reimbursement(d)	(0.15%)	(0.15%)	(0.15%)	(0.15%)
Total Annual Fund Operating Expenses After Expense Reimbursement(c)(d)	1.60%	2.35%	1.35%	1.26%

(b)	Estimated for current fiscal year, as annualized.
(c)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(d)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.60% for Class A Shares, 2.35% for Class C Shares, 1.35% for Class I Shares and 1.26% for Class R6 Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$728	$1,066	$1,442	$2,495
Class C	Sold	$338	$749	$1,303	$2,813
	Held	$238	$749	$1,303	$2,813
Class I	Sold or Held	$137	$444	$789	$1,764
Class R6	Sold or Held	$128	$416	$742	$1,664

Virtus Emerging Markets Debt Fund, Virtus Emerging Markets Small-Cap Fund, Virtus Emerging Markets Equity Income Fund, Virtus Global Opportunities Fund, Virtus Global Real Estate Securities Fund, Virtus Greater European Opportunities Fund, Virtus International Equity Fund, Virtus International Real Estate Securities Fund and Virtus International Small-Cap Fund.

The first paragraph and the information in the first table in the section “More Information About Fund Expenses” on page 139 of the statutory prospectus are hereby revised with the following information for the above referenced funds:

Virtus Investment Advisers, Inc. (“VIA”) has contractually agreed to limit the total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, leverage expenses, extraordinary expenses and acquired fund fees and expenses, if any) of certain of the funds so that expenses do not exceed, on an annualized basis, the amounts indicated in the following table.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R6 Shares	Class T Shares	Through Date
Virtus Emerging Markets Debt Fund	1.35%	N/A	2.10%	1.10%	N/A	N/A	January 31, 2017
Virtus Emerging Markets Equity Income Fund(1)	1.75%	N/A	2.50%	1.50%	N/A	N/A	January 31, 2017
Virtus Emerging Markets Small-Cap Fund	1.85%	N/A	2.60%	1.60%	N/A	N/A	January 31, 2017
Virtus Global Opportunities Fund(1)	1.55%	2.30%	2.30%	1.30%	N/A	N/A	January 31, 2017
Virtus Global Real Estate Securities Fund	1.40%	N/A	2.15%	1.15%	N/A	N/A	January 31, 2017
Virtus Greater European Opportunities Fund	1.45%	N/A	2.20%	1.20%	N/A	N/A	January 31, 2017
Virtus International Equity Fund	1.50%	N/A	2.25%	1.25%	N/A	N/A	January 31, 2017
Virtus International Real Estate Securities Fund	1.50%	N/A	2.25%	1.25%	N/A	N/A	January 31, 2017
Virtus International Small-Cap Fund	1.60%	N/A	2.35%	1.35%	1.26%	N/A	January 31, 2017

(1)	Fund expenses currently below the capped level.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/9FundsNewExpCap&Waiver (09/15)

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Hassell H. McClellan

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Web site	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, or contact us

at 1-800-243-1574 or Virtus.com.

8032	11-15

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

Other than certain non-substantive changes, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that James M. Oates and Richard E. Segerson each possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of Mr. Oates and Mr. Segerson is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $666,850 for 2014 and $673,744 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $62,664 for 2014 and $90,281 for 2015. Such audit-related fees include out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $111,750 for 2014 and $129,550 for 2015.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Opportunities Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. The Audit Committee must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that James M. Oates, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $490,517 for 2014 and $528,041 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Opportunities Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date     12/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date     12/4/15

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date     12/4/15

* Print the name and title of each signing officer under his or her signature.